UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

2405 York Road, Suite 201, Lutherville-Timonium, Maryland 21093

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: August 31, 2021

Date of reporting period: August 31, 2021

Item 1  – Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

AUGUST 31, 2021

2021 Annual Report

iShares, Inc.

•	iShares MSCI Austria ETF | EWO | NYSE Arca

•	iShares MSCI Belgium ETF | EWK | NYSE Arca

•	iShares MSCI France ETF | EWQ | NYSE Arca

•	iShares MSCI Netherlands ETF | EWN | NYSE Arca

•	iShares MSCI Sweden ETF | EWD | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2023 and reducing bond purchasing beginning in late 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries and Asian fixed income offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.52%	31.17%

U.S. small cap equities (Russell 2000® Index)	3.81	47.08

International equities (MSCI Europe, Australasia, Far East Index)	10.31	26.12

Emerging market equities (MSCI Emerging Markets Index)	(0.98)	21.12

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.36	(4.12)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.49	(0.08)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.50	3.44

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.82	10.14

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced significantly during the 12 months ended August 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 28.64% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of COVID-19 vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period. Inflation also rose in many parts of the world amid supply chain constraints and elevated consumer spending.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Congress passed two fiscal stimulus bills during the reporting period, providing significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy continue to grow following a significant rebound in the third quarter of 2020, as activity recovered from the pandemic-induced recession in the first half of 2020. The economy grew at a brisk pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. The U.S. Federal Reserve Bank’s (“the Fed”) action also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains, despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased, and Eurozone countries enacted a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout trailed in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also posted a solid advance amid a sharp rebound in economic activity. Continued economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, aided by economic recovery and rising prices for many commodities. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

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Fund Summary as of August 31, 2021	iShares® MSCI Austria ETF

Investment Objective

The iShares MSCI Austria ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Austrian equities, as represented by the MSCI Austria IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	64.50%	12.68%	5.52%	64.50%	81.66%	71.06%
Fund Market	65.52	12.63	5.57	65.52	81.27	71.92
Index	65.48	12.79	5.64	65.48	82.52	73.06

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through February 11, 2013 reflects the performance of the MSCI Austria Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Austria IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,194.50	$ 2.71		$ 1,000.00	$ 1,022.70	$ 2.50		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Austria ETF

Portfolio Management Commentary

Stocks in Austria posted a strong advance for the reporting period as the regional recovery accelerated. A rebound in manufacturing output, rising exports of goods and services, and a resurgence in tourism helped the Austrian economy emerge from recession. COVID-19 vaccination programs accelerated during the reporting period, helping maintain low hospitalization rates and avoid the need for additional pandemic-related restrictions.

The financials sector was the largest contributor to the Index’s return as bank stocks rose along with economic activity. Banks’ operating income increased as costs associated with the pandemic sharply declined while commission income rose along with lending and deposit volumes. The majority of loan payments resumed and further bolstered lending markets. Banks also reported increased usage of digital banking platforms.

The materials sector contributed to the Index’s return as production rose to meet global demand, driving prices of many products higher. Demand for building products increased orders within the construction materials industry, while renewed demand for parts from automakers benefited the metals and mining industry. Producers of wood-based specialty fibers, in the chemicals industry, reported an increase in online orders from textile and apparel clients and recovering order levels at brick-and-mortar retailers.

The utilities, energy, and industrials sectors also contributed to the Index’s performance. Increasing energy demand and higher power prices in the electric utilities industry drove contribution from the utilities sector. Stocks also rose due to mergers and acquisition activity within the electric utilities industry. Natural gas prices rallied as demand intensified and inventories sank to decade-low levels, driving contribution from oil, gas, and consumable fuels companies. Industrial machinery companies advanced as they transformed pulp and paper production lines to disposable face mask production.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Financials	29.8%
Industrials	14.6
Materials	14.5
Energy	12.9
Utilities	12.6
Real Estate	9.5
Communication Services	2.8
Information Technology	2.3
Consumer Staples	1.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Erste Group Bank AG	16.2%
OMV AG	11.6
Verbund AG	10.6
voestalpine AG	6.9
BAWAG Group AG	4.6
ANDRITZ AG	4.5
Raiffeisen Bank International AG	4.4
Wienerberger AG	4.3
IMMOFINANZ AG	3.9
CA Immobilien Anlagen AG	3.4

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Belgium ETF

Investment Objective

The iShares MSCI Belgium ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Belgian equities, as represented by the MSCI Belgium IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	27.96%	6.74%	8.91%	27.96%	38.55%	134.70%
Fund Market	28.84	6.73	8.93	28.84	38.47	135.23
Index	22.45	5.79	9.28	22.45	32.51	142.79

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 8, 2012 reflects the performance of the MSCI Belgium Investable Market Index. Index performance beginning on November 9, 2012 reflects the performance of the MSCI Belgium IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,161.60	$ 2.67		$ 1,000.00	$ 1,022.70	$ 2.50		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Belgium ETF

Portfolio Management Commentary

Stocks in Belgium rose for the reporting period amid the regional economic recovery. Consumer and government spending supported economic growth and business confidence rose to an all-time high. A change in government leadership accelerated the country’s COVID-19 vaccination rollout, transforming it from one of the slowest to one of the most effective in Europe. Of special note, the Fund recorded a settlement amount from class action litigation related to Ageas (formerly known as Fortis) that contributed 4.6% to the Funds return in February 2021.

The financials sector contributed the most to the Index’s return, driven by banks and the diversified financials industry. Belgian banks performed well above the European average in stress tests, demonstrating robust resilience to potential economic shocks. Banks reported higher income from fees, commissions, and life insurance sales, and continued to reverse loan loss charges previously booked at the outset of the coronavirus pandemic. Acquisition activity helped bolster banks’ retail operations and market share in other European markets. The diversified financials industry contributed amid rebounding global financial markets and a strong initial public offering market. Multi-sector holding companies further benefited from investments in companies aligned with growing structural consumer trends, including e-commerce, health and wellness, remote employment, and digital acceleration.

The materials sector contributed to the Index’s return as strong demand for clean mobility materials within the automotive market and high precious metals prices benefited the diversified chemicals industry. Recoveries in the automotive, electronics, and construction segments bolstered sales of specialty chemicals, offsetting the impact of increasing raw material, energy, and logistics costs.

In the real estate sector, the logistics property market drove contribution from stocks in the industrial real estate investment trust industry. Continued growth in online shopping increased demand for logistics property space to house inventory and e-fulfillment operations.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Financials	25.1%
Consumer Staples	23.4
Health Care	17.4
Real Estate	12.0
Materials	10.5
Communication Services	3.2
Information Technology	2.6
Consumer Discretionary	2.0
Utilities	1.9
Industrials	1.1
Energy	0.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Anheuser-Busch InBev SA/NV	21.3%
KBC Group NV	9.9
Argenx SE	7.3
UCB SA	6.9
Groupe Bruxelles Lambert SA	4.5
Umicore SA	4.4
Solvay SA	4.3
Ageas SA/NV	3.6
Sofina SA	3.3
Warehouses De Pauw CVA	3.1

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI France ETF

Investment Objective

The iShares MSCI France ETF (the “Fund”) seeks to track the investment results of an index composed of French equities, as represented by the MSCI France Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV(a)	34.74%	12.45%	8.16%	34.74%	79.83%	119.24%
Fund Market	34.30	12.30	8.12	34.30	78.65	118.30
Index	33.91	12.30	8.07	33.91	78.58	117.33

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

For financial reporting purposes, the net asset value (“NAV”) was adjusted as of the report date due to a reclaim payment received. Accordingly, the NAV per share presented herein is different than the information previously published as of August 31, 2021.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,150.30	$ 3.79		$ 1,000.00	$ 1,021.70	$ 3.57		0.70%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI France ETF

Portfolio Management Commentary

French stocks advanced for the reporting period amid an uneven recovery from the coronavirus pandemic. While the pandemic continued to weigh on some segments of the economy, such as tourism, others, such as tradeable services and manufacturing, advanced. Unprecedented government support aided the recovery via green rebuilding, supports for businesses, and youth training and employment. The ensuing debt, coupled with supply constraints and labor shortages, concerned investors early in the reporting period, but consumer spending rebounded moderately in the first quarter of 2021, reflecting an appetite for reopening. The economy grew slightly more than expected in the second quarter of 2021, driven by solid domestic demand.

The consumer discretionary sector was the largest contributor to the Index’s return, driven by French luxury goods companies. Textiles and apparel companies’ revenues increased as consumers splurged on luxury items, such as designer handbags and high fashion, reflecting pent-up demand from pandemic-related travel and leisure restrictions. As European travel reopened, luxury brands increased marketing efforts and set up temporary shops at resorts to boost sales.

The industrials sector also contributed significantly to the Index’s return, as French electrical equipment makers reported improved demand from industrial, commercial, and residential end users, in addition to infrastructure opportunities such as vehicle electrification. Aerospace and defense companies were also strong contributors, as the world’s largest plane manufacturer received double its expected orders for jets amid recovering global travel.

The financials sector also contributed to the Index’s performance. Household savings were high, as a recovery in retail banking, following the lifting of pandemic-related restrictions, outweighed weakened corporate and investment banking activity. Increased fixed income trading also bolstered the banking industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Consumer Discretionary	21.9%
Industrials	21.8
Consumer Staples	11.4
Financials	9.5
Health Care	8.4
Information Technology	7.3
Materials	5.9
Energy	5.5
Communication Services	3.9
Utilities	3.0
Real Estate	1.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

LVMH Moet Hennessy Louis Vuitton SE	10.3%
L’Oreal SA	5.9
Sanofi	5.9
TotalEnergies SE	5.5
Schneider Electric SE	4.8
Air Liquide SA	4.3
Airbus SE	4.0
BNP Paribas SA	3.6
Kering SA	3.0
Vinci SA	2.9

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Netherlands ETF

Investment Objective

The iShares MSCI Netherlands ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Dutch equities, as represented by the MSCI Netherlands IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	50.92%	18.62%	13.36%	50.92%	134.85%	250.33%
Fund Market	51.32	18.59	13.38	51.32	134.60	250.93
Index	51.49	19.19	13.78	51.49	140.56	263.53

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through August 31, 2017 reflects the performance of the MSCI Netherlands Investable Market Index. Index performance beginning on September 1, 2017 reflects the performance of the MSCI Netherlands IMI 25/50.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,206.80	$ 2.73		$ 1,000.00	$ 1,022.70	$ 2.50		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Netherlands ETF

Portfolio Management Commentary

Stocks in the Netherlands gained significantly for the reporting period, supported by a rebounding economy and widespread COVID-19 vaccination distribution. The high number of existing teleworkers in the country helped sustain economic activity and lower the need for pandemic-induced restrictions, resulting in a less pronounced economic contraction than in some neighboring European countries. Consumer spending and strong foreign demand for exports continued to sustain increasing manufacturing activity and business confidence.

The information technology sector contributed the majority of the Index’s return as global demand for high-powered semiconductors, that are required to run technology from car engines to smart toasters, continued to exceed supply. Equipment suppliers for semiconductors companies reported record-level orders, driving up profit margins and lifting sales growth outlooks. Demand for higher-margin software upgrades also rose as semiconductors manufacturers tried to extend the output and efficiency of existing ultraviolet-lithography equipment used to produce semiconductors. Amid the worldwide scramble for semiconductor supply, the E.U. made a capital commitment to expand European semiconductor manufacturing. The software and services industry also contributed, advancing as merchants worldwide rapidly adopted digital payments technology.

The industrials sector also contributed to the Index’s return as the level of global industrial activity continued to recover, stabilizing and boosting the outlooks of capital goods companies. A rise in the labor force participation rate also helped mediate concerns over the impact of continued labor shortages. Global acquisitions within the trading companies and distributors industry benefited companies specializing in the marketing, sales, and distribution of specialty pharmaceuticals ingredients. The financials sector also contributed as a rise in retail investment activity drove contribution from banking stocks. Participation in favorable ECB lending programs also helped bolster banks’ balance sheets.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	33.7%
Industrials	14.0
Consumer Discretionary	12.6
Financials	11.5
Consumer Staples	11.0
Materials	8.7
Health Care	4.8
Communication Services	1.4
Real Estate	1.1
Energy	1.1
Utilities	0.1

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

ASML Holding NV	23.0%
Prosus NV	9.3
Adyen NV	7.0
ING Groep NV	6.0
Koninklijke Philips NV	4.5
Koninklijke Ahold Delhaize NV	4.3
Koninklijke DSM NV	4.2
Wolters Kluwer NV	3.6
Heineken NV	3.1
Akzo Nobel NV	3.0

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Sweden ETF

Investment Objective

The iShares MSCI Sweden ETF (the “Fund”) seeks to track the investment results of an index composed of Swedish equities, as represented by the MSCI Sweden 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	38.09%	14.43%	9.66%	38.09%	96.22%	151.43%
Fund Market	38.39	14.42	9.69	38.39	96.08	152.19
Index	37.24	13.95	9.17	37.24	92.15	140.46

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through November 30, 2016 reflects the performance of the MSCI Sweden Index. Index performance beginning on December 1, 2016 reflects the performance of the MSCI Sweden 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,161.70	$ 3.00		$ 1,000.00	$ 1,022.40	$ 2.80		0.55%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Sweden ETF

Portfolio Management Commentary

Stocks in Sweden posted a strong advance for the reporting period amid the ongoing economic recovery and COVID-19 vaccination programs. The increase in economic activity was complemented by a series of positive business indicators, including a trade surplus, the highest business confidence levels on record, and above-average manufacturing activity.

The industrials sector contributed the most to the Index’s return, as strong order growth drove capital goods manufacturing activity and price increases for many products. A global shortage of semiconductor chips, required technology in products from car engines to smart toasters, drove demand for the components and equipment required to produce them. Industrial machinery companies reported record order intakes, particularly for industrial vacuum and exhaust products that serve the semiconductors and semiconductor equipment industry. Stocks also rose due to mergers and acquisition activity within the industrial machinery industry. Orders increased in the construction machinery and heavy trucks industry, with companies reporting a sharp recovery as manufacturing plants reopened across markets amid a loosening of coronavirus pandemic-related restrictions. Additionally, a robust housing market increased demand for building products.

The financials sector significantly contributed to the Index’s return as gains in the holdings of a large investment conglomerate in the diversified financials industry rose along with improving economic activity. An increase in business and consumer activity supported bank stocks, increasing enterprise lending and mortgage volumes. Stocks of Swedish banks rose following the expiration of E.U.-regulator imposed dividend restrictions. The information technology sector also contributed as stocks of electronic equipment and instruments companies benefited from stronger manufacturing demand amid high global construction and infrastructure activity.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Industrials	38.3%
Financials	26.5
Information Technology	12.2
Consumer Discretionary	8.2
Consumer Staples	6.0
Communication Services	3.7
Materials	3.1
Real Estate	1.1
Energy	0.9

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Atlas Copco AB, Class A	7.1%
Investor AB, Class B	6.7
Nordea Bank Abp	5.8
Telefonaktiebolaget LM Ericsson, Class B	5.3
Hexagon AB, Class B	5.2
Volvo AB, Class B	4.9
Assa Abloy AB, Class B	4.9
Sandvik AB	4.4
Evolution AB	4.2
Atlas Copco AB, Class B	3.4

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E	15

Schedule of Investments August 31, 2021	iShares® MSCI Austria ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.9%
FACC AG(a)(b)	78,866	$822,487

Air Freight & Logistics — 2.9%
Oesterreichische Post AG(b)	56,270	2,581,226

Banks — 24.9%
BAWAG Group AG(c)	67,651	4,054,377
Erste Group Bank AG	361,060	14,416,835
Raiffeisen Bank International AG	161,652	3,875,826

		22,347,038

Chemicals — 3.2%
Lenzing AG(a)	21,903	2,896,573

Commercial Services & Supplies — 1.4%
DO & CO AG(a)(b)	15,789	1,250,542

Construction & Engineering — 0.9%
Porr AG(a)(b)	41,729	837,616

Construction Materials — 4.3%
Wienerberger AG	97,485	3,825,107

Diversified Telecommunication Services — 2.8%
Telekom Austria AG	282,124	2,505,048

Electric Utilities — 12.5%
EVN AG	68,086	1,812,853
Verbund AG	85,492	9,365,038

		11,177,891

Electrical Equipment — 1.0%
Zumtobel Group AG	84,928	926,576

Electronic Equipment, Instruments & Components — 2.3%
AT&S Austria Technologie & Systemtechnik AG	47,865	2,077,468

Energy Equipment & Services — 1.3%
Schoeller-Bleckmann Oilfield Equipment AG(a)	29,904	1,119,172

Food Products — 1.0%
Agrana Beteiligungs AG	39,333	882,407

Insurance — 4.5%
UNIQA Insurance Group AG	221,682	2,058,337
Vienna Insurance Group AG Wiener Versicherung Gruppe	69,282	2,008,306

		4,066,643

Security	Shares	Value

Machinery — 7.3%
ANDRITZ AG	69,726	$4,011,994
Palfinger AG	32,476	1,464,819
Semperit AG Holding	27,231	1,093,203

		6,570,016

Metals & Mining — 6.8%
voestalpine AG	135,186	6,136,762

Oil, Gas & Consumable Fuels — 11.5%
OMV AG	186,529	10,331,977

Real Estate Management & Development — 9.4%
CA Immobilien Anlagen AG	69,387	3,018,340
IMMOFINANZ AG(a)	134,580	3,426,710
S IMMO AG	81,255	2,001,118

		8,446,168

Total Common Stocks — 98.9% (Cost: $83,146,893)		88,800,717

Short-Term Investments

Money Market Funds — 2.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	2,251,768	2,252,894
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	30,000	30,000

		2,282,894

Total Short-Term Investments — 2.6% (Cost: $2,282,570)		2,282,894

Total Investments in Securities — 101.5% (Cost: $85,429,463)		91,083,611

Other Assets, Less Liabilities — (1.5)%		(1,331,754)

Net Assets — 100.0%		$89,751,857

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Austria ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,925,304	$—		$(670,880	)(a)	$(1,917)	$387	$2,252,894	2,251,768	$122,321	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,000	20,000	(a)	—		—	—	30,000	30,000	7		—

						$(1,917)	$387	$2,282,894		$122,328		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	19	09/17/21	$938	$14,839

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$14,839

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$345,754

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(3,222)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,113,113

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Austria ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$14,112,054	$74,688,663	$—	$88,800,717
Money Market Funds	2,282,894	—	—	2,282,894

	$16,394,948	$74,688,663	$—	$91,083,611

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$14,839	$—	$14,839

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® MSCI Belgium ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.6%
bpost SA(a)	24,253	$234,421

Banks — 9.9%
KBC Group NV	48,318	4,060,644

Beverages — 21.3%
Anheuser-Busch InBev SA/NV	142,052	8,712,363

Biotechnology — 8.6%
Argenx SE(a)	8,899	2,969,088
Galapagos NV(a)	9,672	572,099

		3,541,187

Capital Markets — 0.7%
Gimv NV	4,505	293,093

Chemicals — 9.6%
Recticel SA	10,929	192,051
Solvay SA	13,503	1,767,419
Tessenderlo Group SA(a)	4,507	186,790
Umicore SA	27,023	1,778,167

		3,924,427

Construction & Engineering — 0.5%
Cie. d’Entreprises CFE	1,931	222,075

Distributors — 1.7%
D’ieteren Group	4,556	711,924

Diversified Financial Services — 10.8%
Ackermans & van Haaren NV	4,777	879,117
Groupe Bruxelles Lambert SA	15,929	1,824,922
KBC Ancora	7,824	373,379
Sofina SA	3,063	1,354,048

		4,431,466

Diversified Telecommunication Services — 1.5%
Proximus SADP	31,567	618,915

Electric Utilities — 1.9%
Elia Group SA/NV	6,310	792,508

Electronic Equipment, Instruments & Components — 0.9%
Barco NV	15,261	374,419

Entertainment — 0.5%
Kinepolis Group NV(a)	3,614	199,077

Equity Real Estate Investment Trusts (REITs) — 10.7%
Aedifica SA	6,683	983,038
Befimmo SA	5,552	228,533
Cofinimmo SA	5,346	884,522
Intervest Offices & Warehouses NV	5,699	168,128
Montea NV	2,353	348,955
Retail Estates NV	2,555	209,601
Warehouses De Pauw CVA	27,524	1,265,568
Xior Student Housing NV	4,907	301,285

		4,389,630

Food & Staples Retailing — 1.6%
Etablissements Franz Colruyt NV	11,354	635,570

Health Care Equipment & Supplies — 0.3%
Ion Beam Applications	6,607	131,217

Security	Shares	Value

Health Care Providers & Services — 0.7%
Fagron	14,099	$295,294

Health Care Technology — 0.5%
AGFA-Gevaert NV(a)	36,911	188,065

Insurance — 3.6%
Ageas SA/NV	29,238	1,461,110

IT Services — 0.4%
Econocom Group SA/NV	38,264	162,197

Media — 0.9%
Telenet Group Holding NV	10,048	382,320

Metals & Mining — 0.9%
Bekaert SA	8,009	381,303

Oil, Gas & Consumable Fuels — 0.8%
Euronav NV	42,063	341,644

Personal Products — 0.5%
Ontex Group NV(a)	17,169	191,487

Pharmaceuticals — 7.2%
Mithra Pharmaceuticals SA(a)(b)	5,858	144,504
UCB SA	24,535	2,807,023

		2,951,527

Real Estate Management & Development — 1.2%
Immobel SA	1,352	116,854
VGP NV	1,603	382,582

		499,436

Semiconductors & Semiconductor Equipment — 1.3%
Melexis NV	4,310	509,534

Textiles, Apparel & Luxury Goods — 0.2%
Van de Velde NV	2,923	89,781

Wireless Telecommunication Services — 0.3%
Orange Belgium SA	5,009	117,998

Total Common Stocks — 99.6% (Cost: $42,331,527)		40,844,632

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	125,115	125,177
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	10,000	10,000

		135,177

Total Short-Term Investments — 0.3% (Cost: $135,139)		135,177

Total Investments in Securities — 99.9% (Cost: $42,466,666)		40,979,809

Other Assets, Less Liabilities — 0.1%		21,814

Net Assets — 100.0%		$41,001,623

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Belgium ETF

(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,341,323	$—		$(1,215,437	)(a)	$(797)	$88	$125,177	125,115	$21,031	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,000	0	(a)	—		—	—	10,000	10,000	6		—

						$(797)	$88	$135,177		$21,037		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	3	09/17/21	$148	$2,796

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$2,796

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$65,593

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$3,539

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Belgium ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$470,194

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,575,676	$39,268,956	$—	$40,844,632
Money Market Funds	135,177	—	—	135,177

	$1,710,853	$39,268,956	$—	$40,979,809

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$2,796	$—	$2,796

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments August 31, 2021	iShares® MSCI France ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 6.8%
Airbus SE(a)	222,445	$30,429,622
Dassault Aviation SA	947	1,069,128
Safran SA	129,273	16,216,728
Thales SA	40,179	4,080,883

		51,796,361

Auto Components — 2.0%
Cie. Generale des Etablissements Michelin SCA	63,895	10,344,343
Faurecia SE	44,392	2,144,607
Valeo	87,046	2,484,516

		14,973,466

Automobiles — 0.4%
Renault SA(a)	72,615	2,703,028

Banks — 5.6%
BNP Paribas SA	424,734	26,906,839
Credit Agricole SA	440,573	6,359,105
Societe Generale SA	306,634	9,651,032

		42,916,976

Beverages — 2.4%
Pernod Ricard SA	79,064	16,643,595
Remy Cointreau SA	8,625	1,698,508

		18,342,103

Building Products — 1.8%
Cie. de Saint-Gobain	191,012	13,847,021

Capital Markets — 0.3%
Amundi SA(b)	22,897	2,167,043

Chemicals — 4.6%
Air Liquide SA	178,891	32,064,844
Arkema SA	23,228	3,087,116

		35,151,960

Construction & Engineering — 3.7%
Bouygues SA	86,484	3,621,408
Eiffage SA	32,213	3,351,723
Vinci SA	201,009	21,566,551

		28,539,682

Diversified Financial Services — 0.4%
Eurazeo SE	15,006	1,543,700
Wendel SE	10,073	1,461,750

		3,005,450

Diversified Telecommunication Services — 1.3%
Iliad SA	5,548	1,193,040
Orange SA	752,630	8,556,802

		9,749,842

Electric Utilities — 0.3%
Electricite de France SA	174,954	2,372,704

Electrical Equipment — 6.3%
Legrand SA	100,858	11,571,869
Schneider Electric SE	203,420	36,344,336

		47,916,205

Entertainment — 1.9%
Bollore SA	336,215	1,992,766
Ubisoft Entertainment SA(a)	35,170	2,234,066
Vivendi SE	268,837	10,240,421

		14,467,253

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) — 1.4%
Covivio	19,660	$1,873,735
Gecina SA	17,347	2,696,550
Klepierre SA	77,146	1,891,314
Unibail-Rodamco-Westfield(a)	47,139	4,130,778

		10,592,377

Food & Staples Retailing — 0.6%
Carrefour SA	232,463	4,627,897

Food Products — 2.4%
Danone SA	246,719	18,016,848

Health Care Equipment & Supplies — 0.2%
BioMerieux	15,542	1,903,516

Health Care Providers & Services — 0.3%
Orpea SA	19,390	2,444,285

Hotels, Restaurants & Leisure — 0.9%
Accor SA(a)	64,149	2,212,144
La Francaise des Jeux SAEM(b)	36,283	1,877,617
Sodexo SA(a)	33,516	2,777,164

		6,866,925

Household Durables — 0.2%
SEB SA	10,534	1,658,176

Insurance — 3.1%
AXA SA	730,441	20,520,638
CNP Assurances	64,311	1,101,964
SCOR SE	59,891	1,838,040

		23,460,642

IT Services — 3.8%
Atos SE	37,534	1,951,447
Capgemini SE	60,536	13,607,726
Edenred	93,340	5,294,197
Worldline SA(a)(b)	89,627	7,980,654

		28,834,024

Life Sciences Tools & Services — 1.8%
Eurofins Scientific SE	50,539	7,171,029
Sartorius Stedim Biotech	10,443	6,334,397

		13,505,426

Machinery — 0.7%
Alstom SA	119,366	5,131,921

Media — 0.7%
Publicis Groupe SA	84,301	5,534,365

Metals & Mining — 1.2%
ArcelorMittal SA	270,609	9,076,221

Multi-Utilities — 2.6%
Engie SA	689,274	9,877,153
Suez SA	132,779	3,080,705
Veolia Environnement SA	207,909	7,134,875

		20,092,733

Oil, Gas & Consumable Fuels — 5.5%
TotalEnergies SE	943,382	41,728,252

Personal Products — 5.9%
L’Oreal SA	95,291	44,704,738

Pharmaceuticals — 6.0%
Ipsen SA	14,056	1,405,956

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI France ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Sanofi	428,554	$44,414,742

		45,820,698

Professional Services — 1.8%
Bureau Veritas SA	110,835	3,683,624
Teleperformance	22,166	9,805,917

		13,489,541

Semiconductors & Semiconductor Equipment — 1.5%
STMicroelectronics NV	258,114	11,498,126

Software — 1.9%
Dassault Systemes SE	250,560	14,310,985

Textiles, Apparel & Luxury Goods — 18.2%
EssilorLuxottica SA	107,732	21,168,263
Hermes International	11,955	17,595,468
Kering SA	28,324	22,560,648
LVMH Moet Hennessy Louis Vuitton SE	104,829	77,658,378

		138,982,757

Transportation Infrastructure — 0.5%
Aeroports de Paris(a)	11,094	1,306,480
Getlink SE	166,594	2,683,577

		3,990,057

Total Common Stocks — 99.0% (Cost: $726,736,869)		754,219,604

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)	21,413	$21,424
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	350,000	350,000

		371,424

Total Short-Term Investments — 0.1% (Cost: $371,424)		371,424

Total Investments in Securities — 99.1% (Cost: $727,108,293)		754,591,028

Other Assets, Less Liabilities — 0.9%		6,944,558

Net Assets — 100.0%		$761,535,586

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$8,568,912	$—	$(8,542,976	)(a)	$(5,282)	$770	$21,424	21,413	$126,470	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	529,000	—	(179,000	)(a)	—	—	350,000	350,000	182		—

					$(5,282)	$770	$371,424		$126,652		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
CAC 40 Index	23	09/17/21	$1,815	$(32,393)

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2021	iShares® MSCI France ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$32,393

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$660,559

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(23,851)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,540,660

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,080,705	$751,138,899	$—	$754,219,604
Money Market Funds	371,424	—	—	371,424

	$3,452,129	$751,138,899	$—	$754,591,028

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(32,393)	$—	$(32,393)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® MSCI Netherlands ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 1.2%
InPost SA(a)	108,564	$2,122,780
PostNL NV	365,867	1,914,544

		4,037,324

Banks — 6.8%
ABN AMRO Bank NV, CVA(a)(b)	212,519	2,960,756
ING Groep NV	1,421,967	19,615,147

		22,575,903

Beverages — 5.8%
Coca-Cola Europacific Partners PLC	88,276	5,097,056
Heineken Holding NV	42,505	3,942,835
Heineken NV	93,334	10,222,127

		19,262,018

Biotechnology — 0.3%
Pharming Group NV(a)(c)	881,457	947,910

Capital Markets — 0.7%
Flow Traders(b)	29,043	1,183,093
Van Lanschot Kempen NV	38,343	1,109,201

		2,292,294

Chemicals — 8.3%
Akzo Nobel NV	81,084	9,992,734
Corbion NV	34,131	1,836,731
Koninklijke DSM NV	65,410	13,925,599
OCI NV(a)	67,015	1,634,271

		27,389,335

Construction & Engineering — 1.9%
Arcadis NV	45,772	2,266,410
Boskalis Westminster	50,372	1,658,179
Fugro NV(a)	118,443	1,174,799
Koninklijke BAM Groep NV(a)	370,161	1,222,754

		6,322,142

Distributors — 0.1%
B&S Group Sarl(b)	42,076	434,717

Diversified Financial Services — 0.0%
SNS REAAL NV(c)(d)	63,320	1

Diversified Telecommunication Services — 1.4%
Koninklijke KPN NV	1,476,105	4,728,507

Electric Utilities — 0.1%
Fastned BV(a)(c)	5,924	370,975

Electrical Equipment — 2.1%
Alfen Beheer BV(a)(b)	14,269	1,532,447
SIF Holding NV	18,210	347,894
Signify NV(b)	61,023	3,418,674
TKH Group NV	27,328	1,674,776

		6,973,791

Energy Equipment & Services — 0.5%
SBM Offshore NV	95,273	1,733,916

Equity Real Estate Investment Trusts (REITs) — 1.1%
Eurocommercial Properties NV	52,396	1,324,273
NSI NV	23,941	995,046
Vastned Retail NV	16,352	459,934
Wereldhave NV	48,885	775,125

		3,554,378

Security	Shares	Value

Food & Staples Retailing — 4.6%
Koninklijke Ahold Delhaize NV	417,307	$14,078,873
Sligro Food Group NV(a)	34,846	982,967

		15,061,840

Food Products — 0.6%
ForFarmers NV	47,460	249,371
JDE Peet’s NV	46,852	1,609,827

		1,859,198

Health Care Equipment & Supplies — 4.5%
Koninklijke Philips NV	320,253	14,758,261

Hotels, Restaurants & Leisure — 0.5%
Basic-Fit NV(a)(b)	37,190	1,736,757

Household Durables — 0.2%
TomTom NV(a)(c)	93,334	747,162

Insurance — 4.0%
Aegon NV	784,755	3,874,916
ASR Nederland NV	66,430	3,035,505
NN Group NV	121,295	6,291,904

		13,202,325

Internet & Direct Marketing Retail — 11.4%
Just Eat Takeaway.com NV(a)(b)	77,572	7,028,518
Prosus NV	344,168	30,464,204

		37,492,722

IT Services — 7.0%
Adyen NV(a)(b)	7,167	23,164,280

Leisure Products — 0.4%
Accell Group NV(a)	24,574	1,172,237

Machinery — 0.9%
Aalberts NV	48,966	3,057,735

Metals & Mining — 0.4%
AMG Advanced Metallurgical Group NV	34,877	1,233,926

Oil, Gas & Consumable Fuels — 0.5%
Koninklijke Vopak NV	41,591	1,801,298

Professional Services — 5.3%
Brunel International NV	28,961	382,736
Intertrust NV(a)(b)	75,846	1,175,862
Randstad NV	52,869	3,893,599
Wolters Kluwer NV	103,611	11,915,343

		17,367,540

Semiconductors & Semiconductor Equipment — 26.3%
ASM International NV	19,960	7,744,333
ASML Holding NV	90,933	75,836,971
BE Semiconductor Industries NV	36,537	3,324,764

		86,906,068

Software — 0.3%
CM.Com(a)	16,132	853,888

Trading Companies & Distributors — 2.5%
AerCap Holdings NV(a)(c)	61,954	3,341,179
IMCD NV	25,621	5,046,841

		8,388,020

Total Common Stocks — 99.7% (Cost: $258,114,727)		329,426,468

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Netherlands ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(e)(f)(g)	3,086,374	$3,087,917
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	120,000	120,000

		3,207,917

Total Short-Term Investments — 1.0% (Cost: $3,207,515)		3,207,917

Total Investments in Securities — 100.7% (Cost: $261,322,242)		332,634,385

Other Assets, Less Liabilities — (0.7)%		(2,199,929)

Net Assets — 100.0%		$330,434,456

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$3,761,800	$—		$(671,354	)(a)	$(2,358)	$(171)	$3,087,917	3,086,374	$57,681	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	90,000	30,000	(a)	—		—	—	120,000	120,000	54		—

						$(2,358)	$(171)	$3,207,917		$57,735		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	19	09/17/21	$938	$367

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Netherlands ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$367

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$139,138

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(5,115)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$803,845

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$15,104,904	$314,321,563	$1	$329,426,468
Money Market Funds	3,207,917	—	—	3,207,917

	$18,312,821	$314,321,563	$1	$332,634,385

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$367	$—	$367

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments August 31, 2021	iShare® MSCI Sweden ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 14.1%
Nordea Bank Abp	3,183,536	$37,390,769
Skandinaviska Enskilda Banken AB, Class A	1,597,797	21,429,571
Svenska Handelsbanken AB, Class A	1,431,956	16,090,458
Swedbank AB, Class A	889,073	17,139,124

		92,049,922

Building Products — 7.8%
Assa Abloy AB, Class B	984,000	31,488,677
Nibe Industrier AB, Class B	1,401,817	19,538,895

		51,027,572

Capital Markets — 1.8%
EQT AB	233,897	11,937,874

Commercial Services & Supplies — 0.8%
Securitas AB, Class B	307,407	5,113,774

Communications Equipment — 5.2%
Telefonaktiebolaget LM Ericsson, Class B	2,868,271	33,974,966

Construction & Engineering — 1.5%
Skanska AB, Class B	333,976	9,627,873

Diversified Financial Services — 10.2%
Industrivarden AB, Class A	104,896	3,862,007
Industrivarden AB, Class C	156,780	5,467,235
Investor AB, Class B	1,790,112	42,817,053
Kinnevik AB, Class B(a)	237,686	9,312,794
L E Lundbergforetagen AB, Class B	74,620	4,767,665

		66,226,754

Diversified Telecommunication Services — 1.7%
Telia Co. AB	2,609,723	11,220,151

Electronic Equipment, Instruments & Components — 5.2%
Hexagon AB, Class B	1,936,008	33,571,695

Entertainment — 0.8%
Embracer Group AB(a)	229,462	5,223,433

Food & Staples Retailing — 0.8%
ICA Gruppen AB	98,741	4,912,192

Hotels, Restaurants & Leisure — 4.1%
Evolution AB(b)	166,960	26,956,080

Household Durables — 1.7%
Electrolux AB, Series B	221,432	5,626,897
Husqvarna AB, Class B	410,557	5,515,208

		11,142,105

Household Products — 2.9%
Essity AB, Class B	597,470	19,177,429

Industrial Conglomerates — 0.8%
Investment AB Latour, Class B	145,352	5,064,374

Machinery — 26.9%
Alfa Laval AB	308,856	12,541,129

Security	Shares	Value

Machinery (continued)
Atlas Copco AB, Class A	659,786	$45,358,498
Atlas Copco AB, Class B	383,100	22,185,706
Epiroc AB, Class A	646,985	14,197,405
Epiroc AB, Class B	382,856	7,276,132
Sandvik AB	1,109,634	28,316,864
SKF AB, Class B	374,664	9,568,730
Volvo AB, Class A	196,589	4,560,751
Volvo AB, Class B	1,404,949	31,811,970

		175,817,185

Metals & Mining — 1.4%
Boliden AB	268,520	9,374,915

Oil, Gas & Consumable Fuels — 0.9%
Lundin Energy AB	196,497	6,005,098

Paper & Forest Products — 1.6%
Svenska Cellulosa AB SCA, Class B	594,805	10,512,247

Real Estate Management & Development — 1.1%
Fastighets AB Balder, Class B(a)	103,244	7,388,983

Software — 1.7%
Sinch AB(a)(b)	496,556	11,163,318

Specialty Retail — 2.2%
H & M Hennes & Mauritz AB, Class B(a)	717,004	14,397,880

Tobacco — 2.2%
Swedish Match AB	1,552,402	14,342,155

Wireless Telecommunication Services — 1.1%
Tele2 AB, Class B	488,588	7,335,233

Total Common Stocks — 98.5% (Cost: $563,084,664)		643,563,208

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	260,000	260,000

Total Short-Term Investments — 0.0% (Cost: $260,000)		260,000

Total Investments in Securities — 98.5% (Cost: $563,344,664)		643,823,208

Other Assets, Less Liabilities — 1.5%		9,573,286

Net Assets — 100.0%		$653,396,494

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Sweden ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$3,686,386	$—		$(3,685,184	)(b)	$(2,003)	$801	$—	—	$1,832	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	80,000	180,000	(b)	—		—	—	260,000	260,000	75		—

						$(2,003)	$801	$260,000		$1,907		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
OMXS 30 Index	358	09/17/21	$9,771	$(72,727)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	1,210,175	EUR	991,191	SCB	09/17/21	$39,487
USD	7,893,490	SEK	65,192,175	SCB	09/17/21	338,043

						377,530

	Net unrealized appreciation					$377,530

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Equity Contracts	Foreign Currency Exchange Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$377,530	$377,530

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$72,727	$—	$72,727

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Sweden ETF

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Equity Contracts	Foreign Currency Exchange Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$2,949,499	$—	$2,949,499
Forward foreign currency exchange contracts	—	(927,502)	(927,502)

	$2,949,499	$(927,502)	$2,021,997

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(95,562)	$—	$(95,562)
Forward foreign currency exchange contracts	—	983,532	983,532

	$(95,562)	$983,532	$887,970

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$8,501,723
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$173,816
Average amounts sold — in USD	$9,086,003

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$—	$72,727
Forward foreign currency exchange contracts	377,530	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	377,530	72,727
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(72,727)

Total derivative assets and liabilities subject to an MNA	377,530	—

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(a)

Standard Chartered Bank	$377,530	$—	$—	$—	$377,530

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Sweden ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$4,912,192	$638,651,016	$—	$643,563,208
Money Market Funds	260,000	—	—	260,000

	$5,172,192	$638,651,016	$—	$643,823,208

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$377,530	$—	$377,530
Liabilities
Futures Contracts	—	(72,727)	—	(72,727)

	$—	$304,803	$—	$304,803

(a)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Statements of Assets and Liabilities

August 31, 2021

	iShares MSCI Austria ETF	iShares MSCI Belgium ETF	iShares MSCI France ETF	iShares MSCI Netherlands ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$88,800,717	$40,844,632	$754,219,604	$329,426,468
Affiliated(c)	2,282,894	135,177	371,424	3,207,917
Cash	3,852	6,928	599	7,573
Foreign currency, at value(d)	88,803	42,725	520,387	386,677
Foreign currency collateral pledged:
Futures contracts(e)	72,026	11,808	151,136	64,941

Receivables:
Investments sold	1,470,249	1,263,401	956,729	8,977,241
Securities lending income — Affiliated	4,597	1,311	297	2,746
Dividends	—	12,494	17,495	480,461
Tax reclaims	815,025	94,637	9,040,935	—

Total assets	93,538,163	42,413,113	765,278,606	342,554,024

LIABILITIES
Collateral on securities loaned, at value	2,255,317	127,259	21,612	3,090,828

Payables:
Investments purchased	1,490,564	1,267,003	941,633	8,892,071
Variation margin on futures contracts	3,484	547	52	3,335
Investment advisory fees	36,941	16,681	317,751	133,334
Professional fees	—	—	794,459	—
IRS compliance fee for foreign withholding tax claims	—	—	1,667,513	—

Total liabilities	3,786,306	1,411,490	3,743,020	12,119,568

NET ASSETS	$89,751,857	$41,001,623	$761,535,586	$330,434,456

NET ASSETS CONSIST OF:
Paid-in capital	$126,906,548	$61,311,949	$788,540,548	$281,199,741
Accumulated earnings (loss)	(37,154,691)	(20,310,326)	(27,004,962)	49,234,715

NET ASSETS	$89,751,857	$41,001,623	$761,535,586	$330,434,456

Shares outstanding	3,550,000	1,840,000	19,600,000	6,250,000

Net asset value	$25.28	$22.28	$38.85	$52.87

Shares authorized	100 million	136.2 million	340.2 million	255 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$2,136,458	$120,921	$—	$2,994,848
(b) Investments, at cost — Unaffiliated	$83,146,893	$42,331,527	$726,736,869	$258,114,727
(c) Investments, at cost — Affiliated	$2,282,570	$135,139	$371,424	$3,207,515
(d) Foreign currency, at cost	$80,777	$42,503	$511,642	$383,177
(e) Foreign currency collateral pledged, at cost	$81,541	$11,965	$158,209	$64,733

See notes to financial statements.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

August 31, 2021

iShares MSCI Sweden ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$643,563,208
Affiliated(b)	260,000
Cash	645
Foreign currency, at value(c)	711,166
Foreign currency collateral pledged:
Futures contracts(d)	797,502
Receivables:
Investments sold	873,196
Tax reclaims	482,900
Foreign withholding tax claims	17,726,391
Unrealized appreciation on:
Forward foreign currency exchange contracts	377,530

Total assets	664,792,538

LIABILITIES
Payables:
Investments purchased	364,345
Variation margin on futures contracts	75,795
Investment advisory fees	273,247
Professional fees	1,812,639
IRS compliance fee for foreign withholding tax claims	8,870,018

Total liabilities	11,396,044

NET ASSETS	$653,396,494

NET ASSETS CONSIST OF:
Paid-in capital	$612,836,236
Accumulated earnings	40,560,258

NET ASSETS	$653,396,494

Shares outstanding	13,650,000

Net asset value	$47.87

Shares authorized	63.6 million

Par value	$0.001

(a) Investments, at cost — Unaffiliated	$563,084,664
(b) Investments, at cost — Affiliated	$260,000
(c) Foreign currency, at cost	$635,637
(d) Foreign currency collateral pledged, at cost	$878,646

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Statements of Operations

Year Ended August 31, 2021

	iShares MSCI Austria ETF	iShares MSCI Belgium ETF	iShares MSCI France ETF	iShares MSCI Netherlands ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$2,061,722	$837,683	$18,106,211	$4,455,554
Dividends — Affiliated	7	6	182	54
Securities lending income — Affiliated — net	122,321	21,031	126,470	57,681
Foreign taxes withheld	(277,132)	(125,142)	(2,552,597)	(657,668)
Foreign withholding tax claims	—	—	7,944,591	—
IRS Compliance fee for foreign withholding tax claims	—	—	(1,667,513)	—

Total investment income	1,906,918	733,578	21,957,344	3,855,621

EXPENSES
Investment advisory fees	311,096	181,268	4,010,273	1,368,046
Professional fees	—	—	794,459	—
Miscellaneous	173	173	173	173

Total expenses	311,269	181,441	4,804,905	1,368,219

Net investment income	1,595,649	552,137	17,152,439	2,487,402

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(1,502,011)	(1,856,389)	(8,706,017)	992,962
Investments — Affiliated	(1,917)	(797)	(5,282)	(2,358)
In-kind redemptions — Unaffiliated	1,098,439	2,143,006	82,179,701	42,202,909
Futures contracts	345,754	65,593	660,559	139,138
Foreign currency transactions	19,714	5,773	(87,486)	(2,873)
Litigation proceeds	—	1,685,553 (a)	—	—

Net realized gain (loss)	(40,021)	2,042,739	74,041,475	43,329,778

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	27,111,009	5,683,613	146,440,357	71,025,398
Investments — Affiliated	387	88	770	(171)
Futures contracts	(3,222)	3,539	(23,851)	(5,115)
Foreign currency translations	(33,292)	(6,802)	(64,352)	(8,778)

Net change in unrealized appreciation (depreciation)	27,074,882	5,680,438	146,352,924	71,011,334

Net realized and unrealized gain	27,034,861	7,723,177	220,394,399	114,341,112

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,630,510	$8,275,314	$237,546,838	$116,828,514

(a)	Represents proceeds received from settlement of class action litigation where the Fund was able to recover a portion of investment losses previously realized.

See notes to financial statements.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued)

Year Ended August 31, 2021

iShares MSCI Sweden ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$13,274,436
Dividends — Affiliated	75
Securities lending income — Affiliated — net	1,832
Foreign taxes withheld	(2,556,441)
Foreign withholding tax claims	1,893,020

Total investment income	12,612,922

EXPENSES
Investment advisory fees	2,228,451
Professional fees	189,302
Miscellaneous	173

Total expenses	2,417,926

Net investment income	10,194,996

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(1,295,197)
Investments — Affiliated	(2,003)
In-kind redemptions — Unaffiliated	34,794,206
Futures contracts	2,949,499
Forward foreign currency exchange contracts	(927,502)
Foreign currency transactions	66,906

Net realized gain	35,585,909

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	93,059,611
Investments — Affiliated	801
Futures contracts	(95,562)
Forward foreign currency exchange contracts	983,532
Foreign currency translations	(134,963)

Net change in unrealized appreciation (depreciation)	93,813,419

Net realized and unrealized gain	129,399,328

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$139,594,324

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Changes in Net Assets

	iShares MSCI Austria ETF		iShares MSCI Belgium ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,595,649	$183,431	$552,137	$539,519
Net realized gain (loss)	(40,021)	(8,074,786)	2,042,739	(1,341,988)
Net change in unrealized appreciation (depreciation)	27,074,882	(5,757,287)	5,680,438	467,996

Net increase (decrease) in net assets resulting from operations	28,630,510	(13,648,642)	8,275,314	(334,473)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,309,857)	(418,122)	(778,166)	(830,721)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	19,326,873	2,404,148	819,739	(13,455,384)

NET ASSETS
Total increase (decrease) in net assets	46,647,526	(11,662,616)	8,316,887	(14,620,578)
Beginning of year	43,104,331	54,766,947	32,684,736	47,305,314

End of year	$89,751,857	$43,104,331	$41,001,623	$32,684,736

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI France ETF		iShares MSCI Netherlands ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$17,152,439	$9,197,861	$2,487,402	$1,868,717
Net realized gain	74,041,475	28,873,449	43,329,778	9,063,376
Net change in unrealized appreciation (depreciation)	146,352,924	(43,250,640)	71,011,334	7,091,637

Net increase (decrease) in net assets resulting from operations	237,546,838	(5,179,330)	116,828,514	18,023,730

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(13,737,972)	(6,248,852)	(2,794,712)	(1,766,500)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(347,207,800)	(232,837,366)	28,881,932	38,219,101

NET ASSETS
Total increase (decrease) in net assets	(123,398,934)	(244,265,548)	142,915,734	54,476,331
Beginning of year	884,934,520	1,129,200,068	187,518,722	133,042,391

End of year	$761,535,586	$884,934,520	$330,434,456	$187,518,722

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Changes in Net Assets (continued)

	iShares MSCI Sweden ETF

	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,194,996	$2,183,048
Net realized gain (loss)	35,585,909	(20,139,204)
Net change in unrealized appreciation (depreciation)	93,813,419	57,712,445

Net increase in net assets resulting from operations	139,594,324	39,756,289

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(14,882,668)	(3,366,893)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	282,181,881	4,597,755

NET ASSETS
Total increase in net assets	406,893,537	40,987,151
Beginning of year	246,502,957	205,515,806

End of year	$653,396,494	$246,502,957

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Austria ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$15.67	$18.89	$22.88	$22.87	$15.58

Net investment income(a)	0.54	0.06	0.48	0.58	0.53
Net realized and unrealized gain (loss)(b)	9.50	(3.16)	(3.69)	0.11	7.13

Net increase (decrease) from investment operations	10.04	(3.10)	(3.21)	0.69	7.66

Distributions(c)
From net investment income	(0.43)	(0.12)	(0.78)	(0.68)	(0.37)

Total distributions	(0.43)	(0.12)	(0.78)	(0.68)	(0.37)

Net asset value, end of year	$25.28	$15.67	$18.89	$22.88	$22.87

Total Return(d)

Based on net asset value	64.50%	(16.58)%	(14.07)%	3.03%	49.52%

Ratios to Average Net Assets
Total expenses	0.50%	0.51%	0.49%	0.47%	0.49%

Net investment income	2.55%	0.32%	2.34%	2.37%	2.75%

Supplemental Data
Net assets, end of year (000)	$89,752	$43,104	$54,767	$146,463	$233,322

Portfolio turnover rate(e)	14%	16%	17%	19%	18%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Belgium ETF

	Year Ended 08/31/21		Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$17.76		$18.48	$19.70	$20.59	$18.16

Net investment income(a)	0.31		0.24	0.44	0.50	0.43
Net realized and unrealized gain (loss)(b)	4.64		(0.60)	(1.22)	(0.77)	2.51

Net increase (decrease) from investment operations	4.95		(0.36)	(0.78)	(0.27)	2.94

Distributions(c)
From net investment income		(0.43)	(0.36)	(0.44)	(0.62)	(0.51)

Total distributions		(0.43)	(0.36)	(0.44)	(0.62)	(0.51)

Net asset value, end of year	$22.28		$17.76	$18.48	$19.70	$20.59

Total Return(d)

Based on net asset value	27.96	%(e)	(2.02)%	(3.80)%	(1.34)%	16.44%

Ratios to Average Net Assets
Total expenses		0.50%	0.51%	0.49%	0.47%	0.49%

Net investment income		1.52%	1.34%	2.43%	2.40%	2.31%

Supplemental Data
Net assets, end of year (000)	$41,002		$32,685	$47,305	$59,903	$74,128

Portfolio turnover rate(f)		16%	18%	11%	13%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from a settlement of litigation, which impacted the Fund’ total return. Excluding the payment from a settlement of litigation, the Fund’s total return is 22.73%.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI France ETF

	Year Ended 08/31/21		Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$29.30		$29.41	$31.10	$29.64	$23.84

Net investment income(a)	0.72	(b)	0.32	0.83	0.80	0.69
Net realized and unrealized gain (loss)(c)	9.43		(0.18)	(1.67)	1.40	5.69

Net increase (decrease) from investment operations	10.15		0.14	(0.84)	2.20	6.38

Distributions(d)
From net investment income	(0.60)		(0.25)	(0.85)	(0.74)	(0.58)

Total distributions	(0.60)		(0.25)	(0.85)	(0.74)	(0.58)

Net asset value, end of year	$38.85		$29.30	$29.41	$31.10	$29.64

Total Return(e)
Based on net asset value	34.74	%(b)	0.50%	(2.64)%	7.46%	26.93%

Ratios to Average Net Assets
Total expenses	0.60%		0.51%	0.50%	0.47%	0.49%

Total expenses excluding professional fees for foreign withholding tax claims	0.50%		N/A	N/A	N/A	N/A

Net investment income	2.13	%(b)	1.09%	2.84%	2.53%	2.57%

Supplemental Data
Net assets, end of year (000)	$761,536		$884,935	$1,129,200	$939,218	$640,201

Portfolio turnover rate(f)	4%		2%	2%	4%	6%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2021:

• Net investment income per share by $0.30.

• Total return by 1.25%.

• Ratio of net investment income to average net assets by 0.89%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Netherlands ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$35.38	$30.58	$31.12	$30.56	$24.78

Net investment income(a)	0.40	0.33	0.88	0.62	0.46
Net realized and unrealized gain (loss)(b)	17.55	4.80	(0.56)	0.62	5.98

Net increase from investment operations	17.95	5.13	0.32	1.24	6.44

Distributions(c)
From net investment income	(0.46)	(0.33)	(0.86)	(0.68)	(0.66)

Total distributions	(0.46)	(0.33)	(0.86)	(0.68)	(0.66)

Net asset value, end of year	$52.87	$35.38	$30.58	$31.12	$30.56

Total Return(d)
Based on net asset value	50.92%	16.88%	1.16%	4.08%	26.44%

Ratios to Average Net Assets
Total expenses	0.50%	0.51%	0.50%	0.47%	0.49%

Net investment income	0.90%	1.03%	2.97%	1.95%	1.74%

Supplemental Data
Net assets, end of year (000)	$330,434	$187,519	$133,042	$129,168	$192,540

Portfolio turnover rate(e)	36%	19%	13%	7%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Sweden ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$35.73	$28.25	$31.85	$34.68	$28.54

Net investment income(a)	0.99	0.34	0.95	1.14	0.86
Net realized and unrealized gain (loss)(b)	12.57	7.65	(3.58)	(2.19)	6.04

Net increase (decrease) from investment operations	13.56	7.99	(2.63)	(1.05)	6.90

Distributions(c)
From net investment income	(1.42)	(0.51)	(0.97)	(1.78)	(0.76)

Total distributions	(1.42)	(0.51)	(0.97)	(1.78)	(0.76)

Net asset value, end of year	$47.87	$35.73	$28.25	$31.85	$34.68

Total Return(d)
Based on net asset value	38.09%	28.51%	(8.41)%	(2.88)%	24.30%

Ratios to Average Net Assets
Total expenses	0.54%	0.55%	0.55%	0.53%	0.53%

Total expenses excluding professional fees for foreign withholding tax claims	0.50%	0.51%	0.49%	0.47%	0.49%

Net investment income	2.27%	1.09%	3.16%	3.34%	2.74%

Supplemental Data
Net assets, end of year (000)	$653,396	$246,503	$205,516	$248,468	$460,315

Portfolio turnover rate(e)	11%	8%	4%	5%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI Austria	Non-diversified
MSCI Belgium	Non-diversified
MSCI France	Non-diversified
MSCI Netherlands	Non-diversified
MSCI Sweden	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

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Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•	Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

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Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Austria
BofA Securities, Inc.	$170,023	$170,023		$—	$—
Citigroup Global Markets, Inc.	378,833	378,833		—	—
Credit Suisse AG	140,024	140,024		—	—
Goldman Sachs & Co. LLC	384,216	384,216		—	—
Morgan Stanley	1,063,362	1,063,362		—	—

	$2,136,458	$2,136,458		$—	$—

MSCI Belgium
BofA Securities, Inc.	$120,773	$120,773		$—	$—
Deutsche Bank Securities, Inc.	148	148		—	—

	$120,921	$120,921		$—	$—

MSCI France(b)
BMO Capital Markets Corp.	$—	$—		$—	$—

MSCI Netherlands
BofA Securities, Inc.	$15,930	$15,930		$—	$—
Credit Suisse Securities (USA) LLC	410,781	410,781		—	—
Morgan Stanley	232,968	232,968		—	—
UBS AG	2,335,169	2,335,169		—	—

	$2,994,848	$2,994,848		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)	Securities loaned with a value of $0 have been sold and are pending settlement as of August 31, 2021.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

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Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk) .

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

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Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

MSCI Austria	$28,120
MSCI Belgium	5,153
MSCI France	29,596
MSCI Netherlands	13,640
MSCI Sweden	654

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

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Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI Austria	$2,108,497	$1,481,368	$(369,421)
MSCI Belgium	2,860,463	2,139,699	(796,340)
MSCI France	4,266,708	2,038,703	(2,325,800)
MSCI Netherlands	28,305,272	8,432,524	(437,241)
MSCI Sweden	12,338,996	19,883,230	(323,796)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI Austria	$9,941,967	$8,511,373
MSCI Belgium	7,174,651	5,675,439
MSCI France	34,606,208	29,412,961
MSCI Netherlands	96,373,595	96,569,385
MSCI Sweden	64,608,004	46,655,981

For the year ended August 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI Austria	$22,378,392	$3,315,015
MSCI Belgium	14,646,817	13,809,933
MSCI France	158,615,870	513,120,520
MSCI Netherlands	153,883,968	125,211,625
MSCI Sweden	360,834,140	97,972,253

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI Austria	$811,988	$(811,988)
MSCI Belgium	1,591,763	(1,591,763)
MSCI France	78,211,418	(78,211,418)
MSCI Netherlands	41,949,398	(41,949,398)
MSCI Sweden	33,761,240	(33,761,240)

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Notes to Financial Statements  (continued)

The tax character of distributions was as follows:

iShares ETF	Year Ended 08/31/21	Year Ended 08/31/20

MSCI Austria
Ordinary income	$1,309,857	$418,122

MSCI Belgium
Ordinary income	$778,166	$830,721

MSCI France
Ordinary income	$13,737,972	$6,248,852

MSCI Netherlands
Ordinary income	$2,794,712	$1,766,500

MSCI Sweden
Ordinary income	$14,882,668	$3,366,893

As of August 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total

MSCI Austria	$690,532	$(42,339,628)	$4,494,405		$(37,154,691)
MSCI Belgium	674,232	(18,348,892)	(2,635,666)		(20,310,326)
MSCI France	6,951,585	(57,740,289)	23,783,742		(27,004,962)
MSCI Netherlands	495,894	(20,655,123)	69,393,944		49,234,715
MSCI Sweden	10,571,273	(37,687,462)	67,676,447		40,560,258

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and foreign tax withholding reclaims.

For the year ended August 31, 2021, the Funds utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

MSCI Belgium	$153,093
MSCI Netherlands	2,522,510

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Austria	$86,613,648	$9,739,105	$(5,269,142)	$4,469,963
MSCI Belgium	43,615,126	4,437,312	(7,072,629)	(2,635,317)
MSCI France	730,745,700	113,198,365	(89,385,430)	23,812,935
MSCI Netherlands	263,245,308	79,770,631	(10,381,554)	69,389,077
MSCI Sweden	576,758,506	83,725,812	(16,733,837)	66,991,975

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

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Notes to Financial Statements  (continued)

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements  (continued)

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/21		Year Ended 08/31/20

iShares ETF	Shares	Amount	Shares	Amount

MSCI Austria
Shares sold	950,000	$22,686,385	2,000,000	$36,144,704
Shares redeemed	(150,000)	(3,359,512)	(2,150,000)	(33,740,556)

Net increase (decrease)	800,000	$19,326,873	(150,000)	$2,404,148

MSCI Belgium
Shares sold	720,000	$14,720,313	240,000	$4,113,227
Shares redeemed	(720,000)	(13,900,574)	(960,000)	(17,568,611)

Net increase (decrease)	—	$819,739	(720,000)	$(13,455,384)

MSCI France
Shares sold	4,800,000	$167,669,958	13,600,000	$404,731,082
Shares redeemed	(15,400,000)	(514,877,758)	(21,800,000)	(637,568,448)

Net decrease	(10,600,000)	$(347,207,800)	(8,200,000)	$(232,837,366)

MSCI Netherlands
Shares sold	3,750,000	$154,457,636	4,600,000	$150,728,480
Shares redeemed	(2,800,000)	(125,575,704)	(3,650,000)	(112,509,379)

Net increase	950,000	$28,881,932	950,000	$38,219,101

MSCI Sweden
Shares sold	8,850,000	$382,010,407	3,225,000	$105,874,093
Shares redeemed	(2,100,000)	(99,828,526)	(3,600,000)	(101,276,338)

Net increase (decrease)	6,750,000	$282,181,881	(375,000)	$4,597,755

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Sweden ETF has filed claims to recover taxes withheld by Sweden on dividend income based upon certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded receivables for all recoverable taxes withheld by Sweden based upon previous determinations made by the Swedish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. Swedish tax claim receivables and related liabilities are disclosed in the Statements of Assets and Liabilities. Collection of these receivables, and any payment of associated liabilities, depends upon future determinations made by the Swedish tax authorities, the outcome of which is uncertain. If such future determinations are unfavorable, the potential negative impact to the Fund, as of August 31, 2021, is $9,840,423 or $0.72 per share.

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Notes to Financial Statements  (continued)

The iShares MSCI France ETF and iShares MSCI Sweden ETF are seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

The iShares MSCI France ETF has filed claims to recover taxes withheld by France on dividend income on the basis that France had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. On September 23, 2021 the iShares MSCI France ETF received a payment from the French tax authority. The receipt of this payment is not a guarantee of future payments and Management continues to evaluate developments in France for potential impacts to filed claims and associated professional and IRS compliance fees, if any.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and Shareholders of iShares MSCI Austria ETF, iShares

MSCI Belgium ETF, iShares MSCI France ETF, iShares MSCI Netherlands ETF and iShares MSCI

Sweden ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Austria ETF, iShares MSCI Belgium ETF, iShares MSCI France ETF, iShares MSCI Netherlands ETF and iShares MSCI Sweden ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2021:

iShares ETF	Qualified Dividend Income

MSCI Austria	$2,048,165
MSCI Belgium	771,090
MSCI France	17,960,538
MSCI Netherlands	4,251,970
MSCI Sweden	16,114,162

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI Austria	$2,064,047	$277,132
MSCI Belgium	838,398	125,464
MSCI France	18,118,124	2,551,772
MSCI Netherlands	4,458,647	669,076
MSCI Sweden	17,016,305	—

I M P O R T A N T T A X I N F O R M A T I O N	55

Board Review and Approval of Investment Advisory Contract

iShares MSCI Austria ETF, iShares MSCI Belgium ETF, iShares MSCI Netherlands ETF, iShares MSCI Sweden ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract   (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI France ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	57

Board Review and Approval of Investment Advisory Contract   (continued)

service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract   (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	59

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of August 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (64)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares Trust (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (72)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	61

Director and Officer Information   (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (66)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

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General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	63

Glossary of Terms Used in this Report

Counterparty Abbreviations

SCB	Standard Chartered Bank

Currency Abbreviations

EUR	Euro

SEK	Swedish Krona

USD	United States Dollar

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Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-802-0821

AUGUST 31, 2021

2021 Annual Report

iShares, Inc.

•	iShares MSCI Eurozone ETF | EZU | Cboe BZX

•	iShares MSCI Germany ETF | EWG | NYSE Arca

•	iShares MSCI Italy ETF | EWI | NYSE Arca

•	iShares MSCI Spain ETF | EWP | NYSE Arca

•	iShares MSCI Switzerland ETF | EWL | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2023 and reducing bond purchasing beginning in late 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries and Asian fixed income offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.52%	31.17%

U.S. small cap equities (Russell 2000® Index)	3.81	47.08

International equities (MSCI Europe, Australasia, Far East Index)	10.31	26.12

Emerging market equities (MSCI Emerging Markets Index)	(0.98)	21.12

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.36	(4.12)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.49	(0.08)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.50	3.44

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.82	10.14

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced significantly during the 12 months ended August 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 28.64% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of COVID-19 vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period. Inflation also rose in many parts of the world amid supply chain constraints and elevated consumer spending.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Congress passed two fiscal stimulus bills during the reporting period, providing significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy continue to grow following a significant rebound in the third quarter of 2020, as activity recovered from the pandemic-induced recession in the first half of 2020. The economy grew at a brisk pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. The U.S. Federal Reserve Bank’s (“the Fed”) action also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains, despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased, and Eurozone countries enacted a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout trailed in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also posted a solid advance amid a sharp rebound in economic activity. Continued economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, aided by economic recovery and rising prices for many commodities. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

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Fund Summary as of August 31, 2021	iShares® MSCI Eurozone ETF

Investment Objective

The iShares MSCI Eurozone ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities from developed market countries that use the euro as their official currency, as represented by the MSCI EMU Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	31.72%	10.87%	7.66%	31.72%	67.50%	109.22%
Fund Market	32.15	10.85	7.67	32.15	67.35	109.42
Index	30.72	10.81	7.68	30.72	67.10	109.60

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,141.90	$ 3.19		$ 1,000.00	$ 1,022.20	$ 3.01		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Eurozone ETF

Portfolio Management Commentary

Stocks in the Eurozone advanced for the reporting period despite a mild recession, delays in COVID-19 vaccine rollouts in some countries, and the reinstitution of social distancing mandates. Coronavirus pandemic-related restrictions slowed economic activity in European countries. However, the ECB invested €750 billion to provide employment support, loans, and grants on an unprecedented scale, in addition to existing social safety nets, which helped lessen the impact of the pandemic on economic growth. The ECB also provided monetary support by buying government and corporate bonds and keeping interest rates low to encourage corporate investment. However, Eurozone economic growth did not recover to pre-pandemic levels and trailed the U.S. and China amid the uncertain impacts of the Delta variant.

French stocks were the largest contributors to the Index’s return, as economic recovery drove gains in the consumer discretionary and industrials sectors. Textiles and apparel companies advanced, particularly during the second half of the reporting period, reflecting pent-up demand for luxury purchases among high end consumers. French electrical equipment makers benefited from improved demand and infrastructure opportunities such as vehicle electrification. Household savings were high, as a recovery in retail banking, following the lifting of pandemic-related restrictions, outweighed weakened corporate and investment banking activity. Increased fixed income trading also bolstered the banking industry.

Stocks in the Netherlands contributed meaningfully to the Index’s return. The information technology sector led contributions as global demand for high-powered semiconductor chips, required to run everything from car engines to smart toasters, continued to outstrip supply. Semiconductors and semiconductor equipment companies led the advance, as increased sales of advanced chipmaking equipment amid a global semiconductor shortage supported profits in the industry.

German stocks also contributed to the Index’s return, advancing due to an economic rebound. In the consumer discretionary sector, automobile manufacturers benefited from strong cost management, solid products, and corporate restructuring. The industrials sector also contributed as strong sales of industrial software drove the industrial conglomerates industry.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)

Consumer Discretionary	17.5%
Industrials	14.9
Information Technology	14.9
Financials	14.1
Health Care	7.7
Consumer Staples	7.7
Materials	7.3
Utilities	6.2
Communication Services	4.4
Energy	3.5
Real Estate	1.8

TEN LARGEST GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments	(a)

France	33.1%
Germany	27.3
Netherlands	16.3
Spain	7.0
Italy	6.3
Finland	3.2
Belgium	2.5
Ireland	2.2
Switzerland	0.7
Austria	0.6

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Germany ETF

Investment Objective

The iShares MSCI Germany ETF (the “Fund”) seeks to track the investment results of an index composed of German equities, as represented by the MSCI Germany Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	19.30%	8.37%	7.57%	19.30%	49.45%	107.36%
Fund Market	19.57	8.34	7.63	19.57	49.27	108.52
Index	19.63	8.58	7.76	19.63	50.94	111.09

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,104.60	$ 2.60		$ 1,000.00	$ 1,022.70	$ 2.50		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Germany ETF

Portfolio Management Commentary

Stocks in Germany advanced strongly for the reporting period despite new waves of COVID-19 infections and business disruptions that continued to hamper economic growth. Although Germany’s economy contracted in 2020, it outperformed several other European economies due to increased global trade that benefited its export-focused manufacturing sector. The deployment of coronavirus vaccines in early 2021, additional fiscal stimulus and relief packages, and optimism about the economic recovery contributed to equity market gains. Improved economic data and positive earnings also supported market strength.

The consumer discretionary sector contributed the most to the Index’s performance, as accelerating vaccination rates and easing pandemic restrictions buoyed consumer confidence and spending. The largest source of contribution within the sector came from the automobile manufacturers industry. Favorable conditions in global car markets, improved pricing, and robust demand, particularly for premium cars and electric vehicles, led to robust earnings growth for select carmakers. The internet and direct marketing retail industry also advanced, as food delivery companies benefited from increased demand for their services amid restaurant closures and social distancing mandates.

The industrials sector also bolstered the Index’s return. Strength in the industrial conglomerates industry, largely driven by strong sales of industrial software, led contribution. The transportation industry also contributed, as increased global business activity and growth in e-commerce and digitalization drove the need for logistics services.

The materials sector also contributed. Global economic expansion and robust demand for raw materials led to gains in commodities prices. The largest source of strength within the sector was the diversified chemicals industry, particularly companies that were able to pass on higher raw materials costs to industrials customers.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)

Consumer Discretionary	20.9%
Industrials	16.5
Information Technology	14.1
Financials	13.1
Health Care	11.2
Materials	8.1
Communication Services	5.3
Real Estate	4.8
Utilities	3.6
Consumer Staples	2.4

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)

SAP SE	9.7%
Siemens AG	7.8
Allianz SE	6.0
Daimler AG	4.4
BASF SE	4.4
Deutsche Telekom AG	4.4
Deutsche Post AG	4.3
adidas AG	4.2
Infineon Technologies AG	3.4
Bayer AG	3.4

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Italy ETF

Investment Objective

The iShares MSCI Italy ETF (the “Fund”) seeks to track the investment results of an index composed of Italian equities, as represented by the MSCI Italy 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	30.30%	10.97%	4.85%	30.30%	68.31%	60.65%
Fund Market	30.64	11.02	4.85	30.64	68.69	60.56
Index	30.57	11.13	4.89	30.57	69.48	61.16

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Italy Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Italy 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,106.80	$ 2.60		$ 1,000.00	$ 1,022.70	$ 2.50		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Italy ETF

Portfolio Management Commentary

Italian stocks advanced for the reporting period amid the country’s recovery from the coronavirus pandemic. Along with the rest of southern Europe and most other developed countries, Italy followed the U.S. pandemic recovery model, taking on high levels of debt to stimulate its economy. Italy’s manufacturing, services, and construction sectors fueled economic growth, bolstered by unprecedented infusions of government support and loosened pandemic restrictions. However, strong demand and supply shortages led to growing production backlogs at Italian manufacturers in the first half of 2021. Italy’s service sector also gained ground as customer-facing industries reopened and travel resumed. Construction companies also faced supply constraints, but tax relief schemes and bonuses for improving energy efficiency drove heightened demand for projects.

The financials sector was the largest contributor to the Index’s return, led by banks. As easing restrictions and stimulus left customers with more money to spend, banks across Europe wrote off fewer loan losses and collected more fees for new accounts. Financial institutions adjusted profit forecasts upward and issued generous dividends, driving contribution. Insurers also contributed amid strong performance in property and casualty and asset management divisions.

The consumer discretionary sector was another material contributor. Despite semiconductor shortages that hobbled the global auto industry, an Italian automaker, newly formed via a merger, shipped significantly more cars and reported higher revenue in the first quarter of 2021 than its predecessors reported in the previous period.

The industrials sector also contributed significantly to the Index’s return, with machinery companies leading. A maker of construction equipment and farm machinery recovered from pandemic-driven losses, forecasting higher revenues despite supply chain disruptions across the industry.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)

Financials	29.3%
Utilities	22.9
Consumer Discretionary	17.0
Industrials	9.2
Energy	8.4
Health Care	5.4
Communication Services	3.4
Information Technology	2.4
Consumer Staples	2.0

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)

Enel SpA	17.0%
Intesa Sanpaolo SpA	10.6
Stellantis NV	9.2
Eni SpA	6.9
UniCredit SpA	4.7
Assicurazioni Generali SpA	4.6
Ferrari NV	4.5
CNH Industrial NV	4.3
Moncler SpA	3.3
Snam SpA	3.1

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Spain ETF

Investment Objective

The iShares MSCI Spain ETF (the “Fund”) seeks to track the investment results of an index composed of Spanish equities, as represented by the MSCI Spain 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	25.25%	4.58%	1.75%	25.25%	25.07%	18.90%
Fund Market	25.33	4.56	1.73	25.33	24.98	18.73
Index	25.00	4.84	1.94	25.00	26.64	21.22

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Spain Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Spain 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,048.30	$ 3.25		$ 1,000.00	$ 1,022.00	$ 3.21		0.63%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Spain ETF

Portfolio Management Commentary

Spanish stocks advanced for the reporting period amid recovery from the coronavirus pandemic. The pandemic hit the Spanish economy hard, given its dependence on tourism and small businesses, but Spain led European countries in its economic rebound. Unprecedented government support focused on a green recovery, expanding digital infrastructure for a more inclusive economy, and addressing the country’s chronically high unemployment, especially among young people. E.U. recovery grants for Spain were aimed at lowering unemployment, which remained above 15% during the reporting period. Credit guarantees for businesses also helped stabilize the economy, as did state-sponsored leave for citizens whose employers were closed due to pandemic restrictions.

The financials sector contributed the majority of the Index’s return for the reporting period. The financial and health implications of the pandemic crisis raised concerns about the solvency of the largest Spanish banks, which have some of the lowest capital levels in Europe. Banks responded by seeking to consolidate via mergers, closing branches, and taking steps to shed assets to improve their financial strength. Earnings from consumer lending in the U.S. and mortgage lending in the U.K were also key sources of growth. As easing restrictions and stimulus left customers with more money to spend, banks wrote off fewer loan losses, which drove higher profits.

Communication companies also contributed slightly to the Index’s return. Contribution came largely from Spain’s largest telecommunications company, which benefited from debt reduction, digital transformation, and fiber optic investments.

Energy stocks also contributed slightly, led by oil and gas companies. Oil and gas extraction drove profits, balancing weaker performance from refining units as COVID-19 weighed on demand for fuel.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)

Financials	30.9%
Utilities	29.2
Industrials	14.2
Communication Services	9.1
Energy	4.8
Information Technology	4.6
Consumer Discretionary	4.5
Health Care	2.7

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)

Iberdrola SA	19.1%
Banco Santander SA	15.7
Banco Bilbao Vizcaya Argentaria SA	10.8
Repsol SA	4.7
Ferrovial SA	4.7
Amadeus IT Group SA	4.6
Cellnex Telecom SA	4.6
Industria de Diseno Textil SA	4.5
Telefonica SA	4.5
CaixaBank SA	4.4

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares MSCI Switzerland ETF

Investment Objective

The iShares MSCI Switzerland ETF (the “Fund”) seeks to track the investment results of an index composed of Swiss equities, as represented by the MSCI Switzerland 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	23.49%	13.21%	9.91%	23.49%	85.94%	157.28%
Fund Market	24.14	13.28	9.93	24.14	86.57	157.66
Index	23.72	13.39	10.12	23.72	87.47	162.21

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Switzerland Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Switzerland 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,193.70	$ 2.71		$ 1,000.00	$ 1,022.70	$ 2.50		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Switzerland ETF

Portfolio Management Commentary

Swiss stocks advanced strongly during the reporting period amid recovery from the coronavirus pandemic. The economy contracted slightly after the government implemented tighter restrictions due to an increase in COVID-19 cases early in 2021, but growth resumed as restrictions loosened in the second quarter. The services sector drove growth as businesses were allowed to gradually reopen and welcome tourists to hotels and restaurants. Growth in consumption and business investment, which reflected pent-up demand, and extraordinary government spending all contributed to the rebound. Manufacturing consequently rose to record highs, as production, new orders, purchasing volume, and employment grew.

The healthcare sector contributed the most to the Index’s return during the reporting period, led by pharmaceuticals companies. Increased COVID-19 testing boosted revenues at pharmaceuticals firms that manufacture diagnostic equipment. These gains outweighed increased competition from biosimilars for their branded medicines. Pharmaceutical companies also experienced greater demand for in-hospital treatments and post-exposure drugs for COVID-19. In addition, higher demand for other medicines amid reopening economies and lighter pandemic-related restrictions drove revenues. Life sciences tools and services companies also contributed to the Index’s return, as they secured relationships with vaccine makers and expanded manufacturing capacity.

The financials sector was also a meaningful contributor to the Index’s return. Asset managers and custody banks generated profits and issued dividends. Increased economic activity and rising equity markets also bolstered banks’ assets under management and fee revenue, driving contribution.

Finally, the industrials sector bolstered the Index’s return. Capital goods firms led gains as demand for electrical equipment recovered in end markets such as construction, consumer electronics, and food and beverages.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Health Care	34.8%
Consumer Staples	21.9
Financials	15.9
Industrials	10.6
Materials	8.9
Consumer Discretionary	4.4
Information Technology	1.9
Communication Services	1.0
Real Estate	0.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Nestle SA	19.4%
Roche Holding AG	14.7
Novartis AG	10.3
ABB Ltd.	4.0
Zurich Insurance Group AG	4.0
Lonza Group AG	3.8
UBS Group AG	3.7
Cie. Financiere Richemont SA, Class A	3.5
Sika AG	3.1
Givaudan SA	2.8

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	15

Schedule of Investments August 31, 2021	iShares® MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Austria — 0.6%
Erste Group Bank AG	391,880	$15,647,453
OMV AG	208,376	11,542,099
Raiffeisen Bank International AG	213,505	5,119,072
Verbund AG	96,664	10,588,851
voestalpine AG	165,385	7,507,644

		50,405,119

Belgium — 2.5%
Ageas SA/NV	248,309	12,408,740
Anheuser-Busch InBev SA/NV	1,068,820	65,553,095
Elia Group SA/NV	44,315	5,565,766
Etablissements Franz Colruyt NV	77,562	4,341,738
Groupe Bruxelles Lambert SA	157,775	18,075,655
KBC Group NV	350,705	29,473,243
Proximus SADP	213,371	4,183,437
Sofina SA	21,984	9,718,377
Solvay SA	104,872	13,726,782
UCB SA	177,345	20,289,855
Umicore SA	276,152	18,171,354

		201,508,042

Finland — 3.2%
Elisa OYJ	199,517	12,787,176
Fortum OYJ	628,945	19,116,776
Kesko OYJ, Class B	382,763	15,838,545
Kone OYJ, Class B	476,773	39,562,758
Neste OYJ	593,446	36,147,939
Nokia OYJ(a)	7,563,063	45,432,307
Orion OYJ, Class B	152,031	6,201,361
Sampo OYJ, Class A	699,591	36,151,580
Stora Enso OYJ, Class R	814,933	15,988,429
UPM-Kymmene OYJ	748,685	30,500,355
Wartsila OYJ Abp	668,660	9,485,720

		267,212,946

France — 33.0%
Accor SA(a)	238,321	8,218,372
Aeroports de Paris(a)	42,036	4,950,350
Air Liquide SA	664,446	119,096,865
Airbus SE(a)	824,960	112,851,362
Alstom SA	424,413	18,246,854
Amundi SA(b)	86,312	8,168,836
Arkema SA	86,112	11,444,710
Atos SE	138,614	7,206,741
AXA SA	2,713,871	76,242,113
BioMerieux	58,714	7,191,034
BNP Paribas SA	1,577,813	99,954,229
Bollore SA	1,239,817	7,348,469
Bouygues SA	320,461	13,418,898
Bureau Veritas SA	412,307	13,703,107
Capgemini SE	224,921	50,559,390
Carrefour SA	858,485	17,090,805
Cie. de Saint-Gobain	709,849	51,459,040
Cie. Generale des Etablissements Michelin SCA	237,653	38,475,062
CNP Assurances	244,375	4,187,345
Covivio	73,626	7,017,070
Credit Agricole SA	1,635,882	23,611,856
Danone SA	914,996	66,818,298
Dassault Aviation SA	3,557	4,015,722
Dassault Systemes SE	926,691	52,928,885
Edenred	344,381	19,533,116

Security	Shares	Value
France (continued)
Eiffage SA	116,800	$12,152,895
Electricite de France SA	652,252	8,845,760
Engie SA	2,562,029	36,713,342
EssilorLuxottica SA	400,269	78,648,863
Eurazeo SE	55,409	5,700,044
Eurofins Scientific SE	187,284	26,573,913
Faurecia SE	166,667	8,051,795
Gecina SA	64,408	10,012,071
Getlink SE	616,054	9,923,697
Hermes International	44,425	65,385,083
Iliad SA	20,601	4,430,033
Ipsen SA	52,906	5,291,941
Kering SA	105,220	83,809,894
Klepierre SA	292,015	7,159,049
La Francaise des Jeux SAEM(b)	136,100	7,043,068
Legrand SA	375,156	43,043,251
L’Oreal SA	353,396	165,791,895
LVMH Moet Hennessy Louis Vuitton SE	389,420	288,486,253
Orange SA	2,798,498	31,816,685
Orpea SA	73,243	9,232,944
Pernod Ricard SA	293,873	61,862,582
Publicis Groupe SA	312,771	20,533,434
Remy Cointreau SA	32,257	6,352,323
Renault SA(a)	269,631	10,036,770
Safran SA	479,436	60,143,132
Sanofi	1,589,393	164,722,485
Sartorius Stedim Biotech	38,763	23,512,421
Schneider Electric SE	755,670	135,012,899
SCOR SE	225,035	6,906,270
SEB SA	39,432	6,207,064
Societe Generale SA	1,137,194	35,792,169
Sodexo SA(a)	124,103	10,283,279
Suez SA	488,945	11,344,378
Teleperformance	82,383	36,445,046
Thales SA	149,262	15,160,177
TotalEnergies SE	3,504,498	155,013,106
Ubisoft Entertainment SA(a)	129,911	8,252,197
Unibail-Rodamco-Westfield(a)(c)	174,815	15,318,992
Valeo	322,110	9,193,844
Veolia Environnement SA	753,915	25,872,327
Vinci SA	746,767	80,121,731
Vivendi SE	998,176	38,022,081
Wendel SE	37,960	5,508,591
Worldline SA(a)(b)	333,284	29,676,598

		2,723,144,901

Germany — 25.5%
adidas AG	267,073	94,744,076
Allianz SE, Registered	578,334	135,770,710
Aroundtown SA	1,401,417	10,738,601
BASF SE	1,288,374	99,667,597
Bayer AG, Registered	1,378,072	76,663,322
Bayerische Motoren Werke AG	464,439	44,083,965
Bechtle AG	115,743	8,368,738
Beiersdorf AG	140,819	17,090,369
Brenntag SE	216,721	21,871,120
Carl Zeiss Meditec AG, Bearer	56,457	12,474,586
Commerzbank AG(a)	1,415,040	8,855,885
Continental AG(a)	154,305	20,736,685
Covestro AG(b)	269,962	17,495,566
Daimler AG, Registered	1,200,551	101,272,179

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Germany (continued)
Delivery Hero SE(a)(b)	226,278	$32,839,893
Deutsche Bank AG, Registered(a)	2,899,117	35,850,770
Deutsche Boerse AG	266,518	45,962,875
Deutsche Lufthansa AG, Registered(a)(c)	429,214	4,299,959
Deutsche Post AG, Registered	1,390,448	97,761,123
Deutsche Telekom AG, Registered	4,675,316	99,412,422
Deutsche Wohnen SE	479,525	29,765,598
E.ON SE	3,149,290	41,550,340
Evonik Industries AG	296,178	10,000,172
Fresenius Medical Care AG & Co. KGaA	287,581	22,112,083
Fresenius SE & Co. KGaA	586,558	30,497,044
GEA Group AG	217,038	10,018,000
Hannover Rueck SE	84,582	15,565,340
HeidelbergCement AG	208,020	18,040,841
HelloFresh SE(a)	231,690	25,015,068
Henkel AG & Co. KGaA	145,206	13,069,245
Infineon Technologies AG	1,831,850	77,996,070
KION Group AG	101,220	10,831,204
Knorr-Bremse AG	101,754	12,218,198
LANXESS AG	117,584	8,571,004
LEG Immobilien SE	100,698	16,062,132
Merck KGaA	181,292	43,074,379
MTU Aero Engines AG	74,571	17,113,819
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	196,520	57,357,989
Nemetschek SE	82,203	8,056,629
Puma SE	148,096	17,981,042
Rational AG	7,242	8,287,877
RWE AG	901,124	35,186,861
SAP SE	1,464,767	220,022,575
Scout24 AG(b)	127,234	10,696,961
Siemens AG, Registered	1,073,086	178,019,374
Siemens Healthineers AG(b)	403,139	28,037,067
Symrise AG	180,468	25,682,389
TeamViewer AG(a)(b)	227,223	7,570,282
Telefonica Deutschland Holding AG	1,460,370	4,099,438
Uniper SE	128,335	5,095,244
United Internet AG, Registered	137,162	5,928,523
Volkswagen AG	45,337	15,169,405
Vonovia SE	766,245	51,729,862
Zalando SE(a)(b)	304,353	33,745,073

		2,100,127,569

Ireland — 2.2%
CRH PLC	1,101,234	58,338,900
Flutter Entertainment PLC, Class DI(a)	233,458	45,385,474
Kerry Group PLC, Class A	223,076	32,713,919
Kingspan Group PLC	216,546	24,728,491
Smurfit Kappa Group PLC	343,781	19,703,422

		180,870,206

Italy — 6.3%
Amplifon SpA	176,391	9,226,549
Assicurazioni Generali SpA	1,547,539	31,571,408
Atlantia SpA(a)	695,009	13,018,664
CNH Industrial NV	1,435,139	23,724,049
DiaSorin SpA	35,316	8,057,294
Enel SpA	11,408,855	103,939,666
Eni SpA	3,540,364	43,679,562
Ferrari NV	176,814	38,354,592
FinecoBank Banca Fineco SpA(a)	840,788	15,489,046

Security	Shares	Value
Italy (continued)
Infrastrutture Wireless Italiane SpA(b)	470,873	$5,602,169
Intesa Sanpaolo SpA	23,167,278	65,560,038
Mediobanca Banca di Credito Finanziario SpA(a)	870,310	10,259,657
Moncler SpA	286,904	18,370,560
Nexi SpA(a)(b)	620,708	12,938,302
Poste Italiane SpA(b)	738,526	10,012,888
Prysmian SpA	357,326	13,453,300
Recordati Industria Chimica e Farmaceutica SpA	148,300	9,731,574
Snam SpA	2,850,609	16,854,523
Telecom Italia SpA/Milano	13,976,980	6,332,540
Tenaris SA	671,185	6,755,678
Terna - Rete Elettrica Nazionale	1,994,660	15,777,880
UniCredit SpA	2,981,353	37,174,526

		515,884,465

Netherlands — 16.3%
ABN AMRO Bank NV, CVA(a)(b)	600,175	8,361,472
Adyen NV(a)(b)	27,671	89,434,743
Aegon NV	2,509,994	12,393,698
Akzo Nobel NV	267,331	32,945,681
ArcelorMittal SA	1,005,511	33,724,821
Argenx SE(a)(c)	64,197	21,418,869
ASM International NV	66,360	25,747,193
ASML Holding NV	588,440	490,751,510
Davide Campari-Milano NV	740,523	10,241,455
EXOR NV	152,126	12,692,393
Heineken Holding NV	162,229	15,048,633
Heineken NV	363,588	39,820,887
ING Groep NV	5,471,570	75,476,893
InPost SA(a)	285,752	5,587,383
JDE Peet’s NV	107,333	3,687,945
Just Eat Takeaway.com NV(a)(b)	251,488	22,786,417
Koninklijke Ahold Delhaize NV	1,466,815	49,486,594
Koninklijke DSM NV	241,765	51,471,067
Koninklijke KPN NV	4,740,131	15,184,383
Koninklijke Philips NV	1,277,958	58,892,304
Koninklijke Vopak NV	99,082	4,291,222
NN Group NV	379,369	19,678,909
Prosus NV	1,308,871	115,855,376
QIAGEN NV(a)	322,346	17,839,200
Randstad NV	169,098	12,453,418
Stellantis NV	2,844,669	56,904,877
Wolters Kluwer NV	375,252	43,154,264

		1,345,331,607

Portugal — 0.6%
EDP - Energias de Portugal SA	3,939,117	21,623,956
EDP Renovaveis SA	408,713	10,867,883
Galp Energia SGPS SA	712,699	7,290,137
Jeronimo Martins SGPS SA	355,812	7,541,247

		47,323,223

Spain — 7.0%
ACS Actividades de Construccion y Servicios SA	350,767	9,469,374
Aena SME SA(a)(b)	107,499	17,186,300
Amadeus IT Group SA(a)	637,439	38,933,422
Banco Bilbao Vizcaya Argentaria SA	9,425,297	61,688,492
Banco Santander SA	24,324,173	89,689,391
CaixaBank SA	6,235,664	19,370,745
Cellnex Telecom SA(b)	714,721	48,921,407
Enagas SA	213,004	4,848,550
Endesa SA	460,741	11,077,214

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Spain (continued)
Ferrovial SA	673,809	$19,513,171
Grifols SA	433,458	10,596,535
Iberdrola SA	8,331,262	103,236,560
Industria de Diseno Textil SA	1,548,176	52,887,866
Naturgy Energy Group SA	422,980	10,880,101
Red Electrica Corp. SA	392,304	7,823,928
Repsol SA	2,089,355	23,975,675
Siemens Gamesa Renewable Energy SA(a)	347,827	10,313,578
Telefonica SA	7,233,792	35,793,493

		576,205,802

Switzerland — 0.7%
Siemens Energy AG(a)	560,606	16,269,568
STMicroelectronics NV	957,950	42,673,510

		58,943,078

United Kingdom — 0.2%
Coca-Cola Europacific Partners PLC	287,090	16,576,577

Total Common Stocks — 98.1% (Cost: $7,646,516,628)		8,083,533,535

Preferred Stocks

Germany — 1.7%
Bayerische Motoren Werke AG, Preference Shares, NVS	79,258	6,635,312
Fuchs Petrolub SE, Preference Shares, NVS	98,357	4,977,549
Henkel AG & Co. KGaA, Preference Shares, NVS	249,914	24,417,375
Porsche Automobil Holding SE, Preference Shares, NVS	214,792	21,730,099
Sartorius AG, Preference Shares, NVS	36,763	24,219,929
Volkswagen AG, Preference Shares, NVS	260,325	61,919,482

		143,899,746

Security	Shares	Value
Italy — 0.1%
Telecom Italia SpA/Milano, Preference Shares, NVS	8,440,592	$4,077,913

Total Preferred Stocks — 1.8% (Cost: $152,218,990)		147,977,659

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	7,958,784	7,962,763
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	27,350,000	27,350,000

		35,312,763

Total Short-Term Investments — 0.4% (Cost: $35,307,129)		35,312,763

Total Investments in Securities — 100.3% (Cost: $7,834,042,747)		8,266,823,957

Other Assets, Less Liabilities — (0.3)%		(22,881,233)

Net Assets — 100.0%		$8,243,942,724

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$89,475,081	$—		$(81,500,645	)(a)	$12,703	$(24,376)	$7,962,763	7,958,784	$443,289	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,650,000	25,700,000	(a)	—		—	—	27,350,000	27,350,000	4,720		—

						$12,703	$(24,376)	$35,312,763		$448,009		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Eurozone ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	8	09/17/21	$395	$ 12,378

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$ 12,378

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$3,316,986

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ (65,955)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$12,262,950

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$100,571,149	$7,982,962,386	$—	$8,083,533,535
Preferred Stocks	4,977,549	143,000,110	—	147,977,659
Money Market Funds	35,312,763	—	—	35,312,763

	$140,861,461	$8,125,962,496	$—	$8,266,823,957

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$12,378	$—	$ 12,378

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments August 31, 2021	iShares® MSCI Germany ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.7%
MTU Aero Engines AG	93,733	$21,511,441

Air Freight & Logistics — 4.3%
Deutsche Post AG, Registered	1,740,340	122,361,709

Airlines — 0.2%
Deutsche Lufthansa AG, Registered(a)(b)	523,638	5,245,919

Auto Components — 0.9%
Continental AG(a)	193,331	25,981,297

Automobiles — 7.0%
Bayerische Motoren Werke AG	581,892	55,232,456
Daimler AG, Registered	1,502,657	126,756,255
Volkswagen AG	56,992	19,069,077

		201,057,788

Banks — 0.4%
Commerzbank AG(a)	1,768,224	11,066,251

Capital Markets — 3.6%
Deutsche Bank AG, Registered(a)	3,632,231	44,916,532
Deutsche Boerse AG	333,922	57,587,161

		102,503,693

Chemicals — 7.0%
BASF SE	1,612,578	124,747,762
Covestro AG(c)	339,486	22,001,243
Evonik Industries AG	367,259	12,400,155
LANXESS AG	146,621	10,687,587
Symrise AG	226,106	32,177,130

		202,013,877

Construction Materials — 0.8%
HeidelbergCement AG	261,494	22,678,452

Diversified Telecommunication Services — 4.8%
Deutsche Telekom AG, Registered	5,851,803	124,428,361
Telefonica Deutschland Holding AG	1,842,833	5,173,059
United Internet AG, Registered	171,211	7,400,215

		137,001,635

Electrical Equipment — 0.7%
Siemens Energy AG(a)	701,696	20,364,197

Health Care Equipment & Supplies — 1.7%
Carl Zeiss Meditec AG, Bearer	70,578	15,594,724
Siemens Healthineers AG(c)	495,280	34,445,187

		50,039,911

Health Care Providers & Services — 2.3%
Fresenius Medical Care AG & Co. KGaA	360,312	27,704,364
Fresenius SE & Co. KGaA	734,884	38,208,992

		65,913,356

Household Products — 0.6%
Henkel AG & Co. KGaA	182,362	16,413,465

Independent Power and Renewable Electricity Producers — 0.2%
Uniper SE	160,406	6,368,548

Industrial Conglomerates — 7.8%
Siemens AG, Registered	1,343,116	222,815,944

Insurance — 9.1%
Allianz SE, Registered	723,866	169,936,059

Security	Shares	Value

Insurance (continued)
Hannover Rueck SE	105,839	$19,477,194
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	246,223	71,864,727

		261,277,980

Interactive Media & Services — 0.4%
Scout24 AG(c)	153,588	12,912,624

Internet & Direct Marketing Retail — 4.0%
Delivery Hero SE(a)(c)	284,489	41,288,098
HelloFresh SE(a)	290,284	31,341,336
Zalando SE(a)(c)	389,478	43,183,288

		115,812,722

IT Services — 0.4%
Bechtle AG	144,593	10,454,722

Life Sciences Tools & Services — 0.8%
QIAGEN NV(a)	400,987	22,191,332

Machinery — 1.8%
GEA Group AG	270,770	12,498,152
KION Group AG	126,423	13,528,091
Knorr-Bremse AG	127,183	15,271,607
Rational AG	9,026	10,329,519

		51,627,369

Multi-Utilities — 3.3%
E.ON SE	3,945,666	52,057,374
RWE AG	1,129,000	44,084,905

		96,142,279

Personal Products — 0.7%
Beiersdorf AG	177,112	21,495,036

Pharmaceuticals — 5.2%
Bayer AG, Registered	1,724,748	95,949,204
Merck KGaA	227,146	53,969,137

		149,918,341

Real Estate Management & Development — 4.7%
Aroundtown SA	1,750,288	13,411,886
Deutsche Wohnen SE	600,793	37,293,078
LEG Immobilien SE	126,627	20,198,013
Vonovia SE	959,598	64,783,290

		135,686,267

Semiconductors & Semiconductor Equipment — 3.4%
Infineon Technologies AG	2,292,584	97,613,092

Software — 10.3%
Nemetschek SE	101,614	9,959,081
SAP SE	1,833,359	275,388,760
TeamViewer AG(a)(c)	283,896	9,458,430

		294,806,271

Textiles, Apparel & Luxury Goods — 4.9%
adidas AG	334,279	118,585,387
Puma SE	185,530	22,526,082

		141,111,469

Trading Companies & Distributors — 1.0%
Brenntag SE	271,535	27,402,858

Total Common Stocks — 93.0%
(Cost: $2,743,489,289)		2,671,789,845

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Germany ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Automobiles — 3.9%
Bayerische Motoren Werke AG, Preference Shares, NVS	100,371	$8,402,848
Porsche Automobil Holding SE, Preference Shares, NVS	269,110	27,225,347
Volkswagen AG, Preference Shares, NVS	326,159	77,578,398

		113,206,593

Chemicals — 0.2%
Fuchs Petrolub SE, Preference Shares, NVS	121,964	6,172,228

Health Care Equipment & Supplies — 1.1%
Sartorius AG, Preference Shares, NVS	46,060	30,344,910

Household Products — 1.1%
Henkel AG & Co. KGaA, Preference Shares, NVS	313,120	30,592,797

Total Preferred Stocks — 6.3% (Cost: $174,215,098)		180,316,528

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	5,582,723	5,585,515

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	1,620,000	$1,620,000

		7,205,515

Total Short-Term Investments — 0.2% (Cost: $7,205,515)		7,205,515

Total Investments in Securities — 99.5% (Cost: $2,924,909,902)		2,859,311,888

Other Assets, Less Liabilities — 0.5%		13,085,776

Net Assets — 100.0%		$2,872,397,664

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$96,021,836	$—	$(90,433,840	)(a)	$972	$(3,453)	$5,585,515	5,582,723	$313,651	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,194,000	—	(574,000	)(a)	—	—	1,620,000	1,620,000	799		—

					$972	$(3,453)	$7,205,515		$314,450		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
DAX Index	43	09/17/21	$20,045	$125,105

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Germany ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$125,105

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$4,052,308

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(579,959)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$18,152,262

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$22,191,332	$2,649,598,513	$—	$2,671,789,845
Preferred Stocks	6,172,228	174,144,300	—	180,316,528
Money Market Funds	7,205,515	—	—	7,205,515

	$35,569,075	$2,823,742,813	$—	$2,859,311,888

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$125,105	$—	$125,105

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® MSCI Italy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 13.7%
Ferrari NV	124,287	$26,960,406
Stellantis NV	2,720,460	54,420,195

		81,380,601

Banks — 20.2%
FinecoBank Banca Fineco SpA(a)	948,990	17,482,350
Intesa Sanpaolo SpA	22,207,537	62,844,111
Mediobanca Banca di Credito Finanziario SpA(a)	1,027,375	12,111,219
UniCredit SpA	2,235,889	27,879,326

		120,317,006

Beverages — 2.0%
Davide Campari-Milano NV	864,833	11,960,666

Diversified Financial Services — 2.4%
EXOR NV	173,736	14,495,389

Diversified Telecommunication Services — 2.4%
Infrastrutture Wireless Italiane SpA(b)	588,602	7,002,839
Telecom Italia SpA/Milano	16,487,875	7,470,150

		14,472,989

Electric Utilities — 19.9%
Enel SpA	11,076,853	100,914,982
Terna - Rete Elettrica Nazionale	2,153,578	17,034,931

		117,949,913

Electrical Equipment — 2.5%
Prysmian SpA	394,368	14,847,929

Energy Equipment & Services — 1.4%
Tenaris SA	847,959	8,534,961

Gas Utilities — 3.1%
Snam SpA	3,093,376	18,289,909

Health Care Equipment & Supplies — 1.7%
DiaSorin SpA	43,234	9,863,774

Health Care Providers & Services — 1.8%
Amplifon SpA	207,590	10,858,486

Insurance — 6.5%
Assicurazioni Generali SpA	1,326,601	27,064,043
Poste Italiane SpA(b)	866,929	11,753,767

		38,817,810

IT Services — 2.4%
Nexi SpA(a)(b)	683,495	14,247,061

Security	Shares	Value

Machinery — 4.3%
CNH Industrial NV	1,539,823	$25,454,563

Oil, Gas & Consumable Fuels — 6.9%
Eni SpA	3,333,413	41,126,285

Pharmaceuticals — 1.9%
Recordati Industria Chimica e Farmaceutica SpA	171,982	11,285,607

Textiles, Apparel & Luxury Goods — 3.3%
Moncler SpA	302,030	19,339,083

Transportation Infrastructure — 2.4%
Atlantia SpA(a)	768,711	14,399,224

Total Common Stocks — 98.8% (Cost: $598,444,791)		587,641,256

Preferred Stocks

Diversified Telecommunication Services — 0.9%
Telecom Italia SpA/Milano, Preference Shares, NVS	11,457,864	5,535,651

Total Preferred Stocks — 0.9% (Cost: $7,317,380)		5,535,651

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	450,000	450,000

Total Short-Term Investments — 0.1% (Cost: $450,000)		450,000

Total Investments in Securities — 99.8% (Cost: $606,212,171)		593,626,907

Other Assets, Less Liabilities — 0.2%		917,869

Net Assets — 100.0%		$594,544,776

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Italy ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—		$(1	)(b)	$1	$—	$—	—	$2	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	100,000	350,000	(b)	—		—	—	450,000	450,000	61		—

						$1	$—	$450,000		$63		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
FTSE/MIB Index	8	09/17/21	$1,228	$(1,238)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$1,238

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$208,054

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$4,793

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$801,453

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Italy ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$—	$587,641,256	$—	$587,641,256
Preferred Stocks	—	5,535,651	—	5,535,651
Money Market Funds	450,000	—	—	450,000

	$450,000	$593,176,907	$—	$593,626,907

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(1,238)	$—	$(1,238)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments August 31, 2021	iShares® MSCI Spain ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 30.8%
Banco Bilbao Vizcaya Argentaria SA	11,631,037	$76,125,043
Banco Santander SA	30,170,940	111,247,903
CaixaBank SA	9,935,615	30,864,438

		218,237,384

Biotechnology — 2.8%
Grifols SA	796,387	19,468,883

Construction & Engineering — 7.3%
ACS Actividades de Construccion y Servicios SA	700,846	18,920,174
Ferrovial SA	1,141,492	33,057,037

		51,977,211

Diversified Telecommunication Services — 9.1%
Cellnex Telecom SA(a)	473,429	32,405,390
Telefonica SA	6,405,058	31,692,838

		64,098,228

Electric Utilities — 24.6%
Endesa SA	949,406	22,825,781
Iberdrola SA	10,861,493	134,589,834
Red Electrica Corp. SA	835,610	16,665,016

		174,080,631

Electrical Equipment — 2.9%
Siemens Gamesa Renewable Energy SA(b)	683,094	20,254,734

Gas Utilities — 4.5%
Enagas SA	485,737	11,056,694
Naturgy Energy Group SA	817,348	21,024,230

		32,080,924

IT Services — 4.6%
Amadeus IT Group SA(b)	533,449	32,581,933

Security	Shares	Value

Oil, Gas & Consumable Fuels — 4.8%
Repsol SA	2,928,168	$33,601,186

Specialty Retail — 4.5%
Industria de Diseno Textil SA	933,652	31,894,863

Transportation Infrastructure — 3.9%
Aena SME SA(a)(b)	174,146	27,841,425

Total Common Stocks — 99.8% (Cost: $824,430,711)		706,117,402

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	3,290,000	3,290,000

Total Short-Term Investments — 0.4% (Cost: $3,290,000)		3,290,000

Total Investments in Securities — 100.2% (Cost: $827,720,711)		709,407,402

Other Assets, Less Liabilities — (0.2)%		(1,761,346)

Net Assets — 100.0%		$707,646,056

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$2,012	(b)	$—	$(2,012)	$—	$—	—	$6,481	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	240,000	3,050,000	(b)	—	—	—	3,290,000	3,290,000	162		—

					$(2,012)	$—	$3,290,000		$6,643		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Spain ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
IBEX 35 Index	16	09/17/21	$1,668	$(2,104)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$2,104

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$224,313

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$18,149

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,259,444

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$—	$706,117,402	$—	$706,117,402
Money Market Funds	3,290,000	—	—	3,290,000

	$3,290,000	$706,117,402	$—	$709,407,402

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(2,104)	$—	$(2,104)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments August 31, 2021	iShares® MSCI Switzerland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 0.3%
Banque Cantonale Vaudoise, Registered	51,944	$4,404,575

Building Products — 2.0%
Geberit AG, Registered	41,367	34,545,805

Capital Markets — 8.4%
Credit Suisse Group AG, Registered	2,646,319	28,033,822
Julius Baer Group Ltd	265,725	18,136,684
Partners Group Holding AG	20,815	36,905,071
UBS Group AG, Registered	3,862,444	64,430,344

		147,505,921

Chemicals — 7.0%
Clariant AG, Registered	314,529	6,619,244
EMS-Chemie Holding AG, Registered	10,693	11,586,422
Givaudan SA, Registered	9,950	49,918,924
Sika AG, Registered	151,936	54,743,493

		122,868,083

Construction Materials — 1.9%
Holcim Ltd.	572,612	32,628,312

Diversified Telecommunication Services — 1.0%
Swisscom AG, Registered	30,874	18,121,094

Electrical Equipment — 3.9%
ABB Ltd., Registered	1,878,378	69,489,909

Food Products — 21.7%
Barry Callebaut AG, Registered	4,887	12,449,842
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	1,305	15,347,911
Chocoladefabriken Lindt & Spruengli AG, Registered	128	15,640,950
Nestle SA, Registered	2,691,902	339,956,907

		383,395,610

Health Care Equipment & Supplies — 5.2%
Alcon Inc	530,399	43,683,076
Sonova Holding AG, Registered	64,418	24,824,665
Straumann Holding AG, Registered	12,315	23,795,546

		92,303,287

Insurance — 7.2%
Baloise Holding AG, Registered	60,836	9,701,044
Swiss Life Holding AG, Registered	35,713	18,614,647
Swiss Re AG	314,816	28,944,839
Zurich Insurance Group AG	157,958	69,310,594

		126,571,124

Life Sciences Tools & Services — 3.8%
Lonza Group AG, Registered	78,868	66,700,735

Machinery — 1.4%
Schindler Holding AG, Participation Certificates, NVS	49,830	16,091,341

Security	Shares	Value

Machinery (continued)
Schindler Holding AG, Registered	29,081	$9,064,691

		25,156,032

Marine — 1.3%
Kuehne + Nagel International AG, Registered	64,942	23,734,207

Pharmaceuticals — 25.5%
Novartis AG, Registered	1,956,536	180,961,710
Roche Holding AG, NVS	639,863	256,940,115
Roche Holding AG, Bearer	6,046	2,706,496
Vifor Pharma AG	64,413	9,171,499

		449,779,820

Professional Services — 1.8%
Adecco Group AG, Registered	194,301	10,808,449
SGS SA, Registered	6,896	21,673,017

		32,481,466

Real Estate Management & Development — 0.6%
Swiss Prime Site AG, Registered	101,773	10,890,333

Software — 0.8%
Temenos AG, Registered	87,483	13,880,172

Technology Hardware, Storage & Peripherals — 1.1%
Logitech International SA, Registered	186,826	19,129,087

Textiles, Apparel & Luxury Goods — 4.4%
Cie. Financiere Richemont SA, Class A, Registered	552,443	60,973,791
Swatch Group AG (The), Bearer	37,445	10,565,247
Swatch Group AG (The), Registered	95,655	5,261,358

		76,800,396

Total Common Stocks — 99.3% (Cost: $1,377,787,277)		1,750,385,968

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	730,000	730,000

Total Short-Term Investments — 0.0% (Cost: $730,000)		730,000

Total Investments in Securities — 99.3% (Cost: $1,378,517,277)		1,751,115,968

Other Assets, Less Liabilities — 0.7%		12,263,893

Net Assets — 100.0%		$1,763,379,861

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Switzerland ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$4,438,176	$—	$(4,437,730	)(b)	$(1,261)	$815	$—	—	$50,366	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,330,000	—	(600,000	)(b)	—	—	730,000	730,000	407		—

					$(1,261)	$815	$730,000		$50,773		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	274	09/17/21	$13,531	$177,432

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$177,432

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$3,664,502

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$30,445

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$12,634,401

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Switzerland ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$30,988,861	$1,719,397,107	$—	$1,750,385,968
Money Market Funds	730,000	—	—	730,000

	$31,718,861	$1,719,397,107	$—	$1,751,115,968

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$177,432	$—	$177,432

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2021

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy ETF	iShares MSCI Spain ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$8,231,511,194	$2,852,106,373	$593,176,907	$706,117,402
Affiliated(c)	35,312,763	7,205,515	450,000	3,290,000
Cash	4,294	216	6,520	6,817
Foreign currency, at value(d)	—	6,207,209	846,437	368,788
Foreign currency collateral pledged:
Futures contracts(e)	273,934	1,785,531	175,932	—
Receivables:
Investments sold	10,976,127	2,084,421	3,434,047	49,121,685
Securities lending income — Affiliated	31,131	35,772	—	—
Capital shares sold	—	—	—	888,141
Dividends	1,396,926	4	23,480	14
Tax reclaims	12,080,195	14,657,875	—	64,989

Total assets	8,291,586,564	2,884,082,916	598,113,323	759,857,836

LIABILITIES
Foreign bank overdraft(f)	8,276,415	—	—	—
Collateral on securities loaned, at value	7,905,835	5,585,102	—	—
Payables:
Investments purchased	5,302,937	4,757,077	3,331,482	48,699,643
Variation margin on futures contracts	9,433	128,977	744	2,105
Investment advisory fees	3,429,007	1,214,096	236,321	276,411
Professional fees	3,186,365	—	—	389,135
IRS compliance fee for foreign withholding tax claims	19,533,848	—	—	2,844,486

Total liabilities	47,643,840	11,685,252	3,568,547	52,211,780

NET ASSETS	$8,243,942,724	$2,872,397,664	$594,544,776	$707,646,056

NET ASSETS CONSIST OF:
Paid-in capital	$8,532,487,363	$3,301,178,337	$822,022,176	$1,185,823,111
Accumulated loss	(288,544,639)	(428,780,673)	(227,477,400)	(478,177,055)

NET ASSETS	$8,243,942,724	$2,872,397,664	$594,544,776	$707,646,056

Shares outstanding	162,100,000	82,200,000	18,075,000	25,200,000

Net asset value	$50.86	$34.94	$32.89	$28.08

Shares authorized	1 billion	482.2 million	295.4 million	127.8 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$7,330,467	$5,193,453	$—	$—
(b) Investments, at cost — Unaffiliated	$7,798,735,618	$2,917,704,387	$605,762,171	$824,430,711
(c) Investments, at cost — Affiliated	$35,307,129	$7,205,515	$450,000	$3,290,000
(d) Foreign currency, at cost	$—	$6,149,979	$840,937	$367,460
(e) Foreign currency collateral pledged, at cost	$287,986	$1,871,610	$174,025	$423
(f) Foreign bank overdraft, at cost	$8,364,137	$—	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	31

Statements of Assets and Liabilities  (continued)

August 31, 2021

iShares MSCI Switzerland ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$1,750,385,968
Affiliated(b)	730,000
Cash	2,691
Foreign currency, at value(c)	1,881,247
Foreign currency collateral pledged:
Futures contracts(d)	1,062,675
Receivables:
Investments sold	1,976,603
Securities lending income — Affiliated	1
Dividends	4
Tax reclaims	10,280,787

Total assets	1,766,319,976

LIABILITIES
Payables:
Investments purchased	2,175,050
Variation margin on futures contracts	51,738
Investment advisory fees	713,327

Total liabilities	2,940,115

NET ASSETS	$1,763,379,861

NET ASSETS CONSIST OF:
Paid-in capital	$1,477,449,672
Accumulated earnings	285,930,189

NET ASSETS	$1,763,379,861

Shares outstanding	34,750,000

Net asset value	$50.74

Shares authorized	318.625 million

Par value	$0.001

(a) Investments, at cost — Unaffiliated	$1,377,787,277
(b) Investments, at cost — Affiliated	$730,000
(c) Foreign currency, at cost	$1,831,992
(d) Foreign currency collateral pledged, at cost	$1,129,748

See notes to financial statements.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2021

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy ETF	iShares MSCI Spain ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$129,896,172	$72,039,220	$13,014,745	$7,548,973
Dividends — Affiliated	4,720	799	61	162
Non-cash dividends — Unaffiliated	9,498,534	—	—	8,951,403
Securities lending income — Affiliated — net	443,289	313,651	2	6,481
Other income — Unaffiliated	9,202,341	—	—	2,459,956
Foreign taxes withheld	(16,644,723)	(9,496,038)	(1,581,233)	(948,963)
Foreign withholding tax claims	75,003,615	—	—	4,002,767
IRS Compliance fee for foreign withholding tax claims	(19,533,847)	—	—	(2,844,487)

Total investment income	187,870,101	62,857,632	11,433,575	19,176,292

EXPENSES
Investment advisory fees	28,421,456	14,089,984	1,776,381	2,559,225
Professional fees	8,538,401	—	—	645,831
Miscellaneous	173	173	173	173

Total expenses	36,960,030	14,090,157	1,776,554	3,205,229

Net investment income	150,910,071	48,767,475	9,657,021	15,971,063

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(62,184,977)	(57,440,832)	(8,617,227)	(66,282,027)
Investments — Affiliated	12,703	972	1	(2,012)
In-kind redemptions — Unaffiliated	223,914,593	240,559,760	33,589,421	27,383,973
Futures contracts	3,316,986	4,052,308	208,054	224,313
Foreign currency transactions	837,317	224,691	(2,576)	104,776

Net realized gain (loss)	165,896,622	187,396,899	25,177,673	(38,570,977)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	1,077,894,744	228,375,595	30,543,045	109,207,771
Investments — Affiliated	(24,376)	(3,453)	—	—
Futures contracts	(65,955)	(579,959)	4,793	18,149
Foreign currency translations	(1,232,841)	(366,210)	3,527	(39,379)

Net change in unrealized appreciation (depreciation)	1,076,571,572	227,425,973	30,551,365	109,186,541

Net realized and unrealized gain	1,242,468,194	414,822,872	55,729,038	70,615,564

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,393,378,265	$463,590,347	$65,386,059	$86,586,627

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Statements of Operations  (continued)

Year Ended August 31, 2021

iShares MSCI Switzerland ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$45,399,145
Dividends — Affiliated	407
Securities lending income — Affiliated — net	50,366
Foreign taxes withheld	(9,127,101)

Total investment income	36,322,817

EXPENSES
Investment advisory fees	8,374,310
Miscellaneous	173

Total expenses	8,374,483

Net investment income	27,948,334

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(4,797,417)
Investments — Affiliated	(1,261)
In-kind redemptions — Unaffiliated	145,651,414
Futures contracts	3,664,502
Foreign currency transactions	381,876

Net realized gain	144,899,114

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	174,230,846
Investments — Affiliated	815
Futures contracts	30,445
Foreign currency translations	(621,649)

Net change in unrealized appreciation (depreciation)	173,640,457

Net realized and unrealized gain	318,539,571

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$346,487,905

See notes to financial statements.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI Eurozone ETF		iShares MSCI Germany ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$150,910,071	$71,152,101	$48,767,475	$38,499,665
Net realized gain (loss)	165,896,622	(523,876,065)	187,396,899	(56,997,366)
Net change in unrealized appreciation (depreciation)	1,076,571,572	422,488,413	227,425,973	351,056,768

Net increase (decrease) in net assets resulting from operations	1,393,378,265	(30,235,551)	463,590,347	332,559,067

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(148,429,017)	(60,025,448)	(87,044,205)	(21,992,516)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	2,521,753,816	(664,010,513)	(418,000,085)	600,600,371

NET ASSETS
Total increase (decrease) in net assets	3,766,703,064	(754,271,512)	(41,453,943)	911,166,922
Beginning of year	4,477,239,660	5,231,511,172	2,913,851,607	2,002,684,685

End of year	$8,243,942,724	$4,477,239,660	$2,872,397,664	$2,913,851,607

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Changes in Net Assets  (continued)

	iShares MSCI Italy ETF		iShares MSCI Spain ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,657,021	$3,995,513	$15,971,063	$20,845,336
Net realized gain (loss)	25,177,673	(41,988,636)	(38,570,977)	(273,683,552)
Net change in unrealized appreciation (depreciation)	30,551,365	5,131,107	109,186,541	108,503,470

Net increase (decrease) in net assets resulting from operations	65,386,059	(32,862,016)	86,586,627	(144,334,746)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(9,237,069)	(4,168,452)	(17,641,966)	(26,056,692)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	329,750,788	10,218,705	169,877,395	(185,995,710)

NET ASSETS
Total increase (decrease) in net assets	385,899,778	(26,811,763)	238,822,056	(356,387,148)
Beginning of year	208,644,998	235,456,761	468,824,000	825,211,148

End of year	$594,544,776	$208,644,998	$707,646,056	$468,824,000

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares MSCI Switzerland ETF

	Year Ended 08/31/21	Year Ended 08/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$27,948,334	$24,179,546
Net realized gain	144,899,114	49,604,806
Net change in unrealized appreciation (depreciation)	173,640,457	156,506,682

Net increase in net assets resulting from operations	346,487,905	230,291,034

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(30,852,327)	(23,858,476)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(273,957,210)	377,233,178

NET ASSETS
Total increase in net assets	41,678,368	583,665,736
Beginning of year	1,721,701,493	1,138,035,757

End of year	$1,763,379,861	$1,721,701,493

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Eurozone ETF

	Year Ended 08/31/21		Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$39.52		$37.91	$41.29	$41.71	$34.20

Net investment income(a)	1.21	(b)	0.55	1.05	1.03	0.99
Net realized and unrealized gain (loss)(c)	11.24		1.55	(3.22)	(0.23)	7.38

Net increase (decrease) from investment operations	12.45		2.10	(2.17)	0.80	8.37

Distributions(d)
From net investment income	(1.11)		(0.49)	(1.21)	(1.22)	(0.86)

Total distributions	(1.11)		(0.49)	(1.21)	(1.22)	(0.86)

Net asset value, end of year	$50.86		$39.52	$37.91	$41.29	$41.71

Total Return(e)
Based on net asset value	31.72	%(b)	5.61%	(5.22)%	1.87%	24.72%

Ratios to Average Net Assets
Total expenses	0.65%		0.51%	0.49%	0.47%	0.49%

Total expenses excluding professional fees for foreign withholding tax claims	0.50%		0.51%	0.49%	N/A	0.49%

Net investment income	2.64	%(b)	1.46%	2.74%	2.36%	2.63%

Supplemental Data
Net assets, end of year (000)	$8,243,943		$4,477,240	$5,231,511	$9,558,234	$13,286,216

Portfolio turnover rate(f)	5%		5%	6%	5%	4%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2021:

•   Net investment income per share by $0.53.

•   Total return by 1.07%.

•   Ratio of net investment income to average net assets by 1.16%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Germany ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$30.16	$26.28	$30.36	$30.71	$26.18

Net investment income(a)	0.56	0.50	0.65	0.64	0.59
Net realized and unrealized gain (loss)(b)	5.21	3.66	(3.99)	(0.16)	4.54

Net increase (decrease) from investment operations	5.77	4.16	(3.34)	0.48	5.13

Distributions(c)
From net investment income	(0.99)	(0.28)	(0.74)	(0.83)	(0.60)

Total distributions	(0.99)	(0.28)	(0.74)	(0.83)	(0.60)

Net asset value, end of year	$34.94	$30.16	$26.28	$30.36	$30.71

Total Return(d)
Based on net asset value	19.30%	15.98%	(11.07)%	1.52%	19.63%

Ratios to Average Net Assets
Total expenses	0.50%	0.51%	0.49%	0.47%	0.49%

Net investment income	1.72%	1.85%	2.38%	1.99%	2.08%

Supplemental Data
Net assets, end of year (000)	$2,872,398	$2,913,852	$2,002,685	$3,351,228	$4,809,899

Portfolio turnover rate(e)	6%	4%	9%	6%	3%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Italy ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17 (a)

Net asset value, beginning of year	$25.76	$26.83	$27.18	$30.21	$22.60

Net investment income(b)	0.83	0.43	1.00	0.82	0.57
Net realized and unrealized gain (loss)(c)	6.95	(1.05)	(0.12)	(2.86)	7.76

Net increase (decrease) from investment operations	7.78	(0.62)	0.88	(2.04)	8.33

Distributions(d)
From net investment income	(0.65)	(0.45)	(1.23)	(0.99)	(0.72)

Total distributions	(0.65)	(0.45)	(1.23)	(0.99)	(0.72)

Net asset value, end of year	$32.89	$25.76	$26.83	$27.18	$30.21

Total Return(e)
Based on net asset value	30.30%	(2.29)%	3.46%	(6.98)%	37.37%

Ratios to Average Net Assets
Total expenses	0.50%	0.51%	0.49%	0.47%	0.49%

Net investment income	2.70%	1.64%	3.72%	2.64%	2.59%

Supplemental Data
Net assets, end of year (000)	$594,545	$208,645	$235,457	$405,625	$840,630

Portfolio turnover rate(f)	13%	16%	13%	10%	18%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Spain ETF

	Year Ended 08/31/21		Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$23.15		$26.71	$29.85	$33.63	$26.49

Net investment income(a)	0.84	(b)	0.77	1.04	0.99	0.94
Net realized and unrealized gain (loss)(c)	5.00		(3.44)	(3.26)	(3.72)	7.19

Net increase (decrease) from investment operations	5.84		(2.67)	(2.22)	(2.73)	8.13

Distributions(d)
From net investment income	(0.91)		(0.89)	(0.92)	(1.05)	(0.99)

Total distributions	(0.91)		(0.89)	(0.92)	(1.05)	(0.99)

Net asset value, end of year	$28.08		$23.15	$26.71	$29.85	$33.63

Total Return(e)
Based on net asset value	25.25	%(b)	(10.44)%	(7.53)%	(8.28)%	31.48%

Ratios to Average Net Assets
Total expenses	0.62%		0.51%	0.50%	0.47%	0.49%

Total expenses excluding professional fees for foreign withholding tax claims	0.50%		0.51%	N/A	N/A	N/A

Net investment income	3.10	%(b)	2.99%	3.65%	3.02%	3.10%

Supplemental Data
Net assets, end of year (000)	$707,646		$468,824	$825,211	$875,442	$1,528,533

Portfolio turnover rate(f)	34%		19%	12%	21%	16%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2021:
•	Net investment income per share by $0.18.
•	Total return by 0.63%.
•	Ratio of net investment income to average net assets by 0.65%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Switzerland ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$41.87	$37.31	$34.91	$34.27	$30.22

Net investment income(a)	0.75	0.73	0.72	0.66	0.69
Net realized and unrealized gain(b)	9.06	4.45	2.43	0.79	4.11

Net increase from investment operations	9.81	5.18	3.15	1.45	4.80

Distributions(c)
From net investment income	(0.94)	(0.62)	(0.75)	(0.81)	(0.75)

Total distributions	(0.94)	(0.62)	(0.75)	(0.81)	(0.75)

Net asset value, end of year	$50.74	$41.87	$37.31	$34.91	$34.27

Total Return(d)
Based on net asset value	23.49%	14.07%	9.07%	4.43%	15.90%

Ratios to Average Net Assets
Total expenses	0.50%	0.51%	0.50%	0.47%	0.49%

Net investment income	1.66%	1.89%	2.06%	1.91%	2.18%

Supplemental Data
Net assets, end of year (000)	$1,763,380	$1,721,701	$1,138,036	$1,034,086	$1,259,258

Portfolio turnover rate(e)	7%	16%	11%	9%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Eurozone	Diversified
MSCI Germany	Non-diversified
MSCI Italy	Non-diversified
MSCI Spain	Non-diversified
MSCI Switzerland	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Eurozone
BofA Securities, Inc.	$1,122,932	$1,122,932		$—	$—
Goldman Sachs & Co. LLC	90,165	90,165		—	—
HSBC Bank PLC	2,711,400	2,711,400		—	—
Jefferies LLC	333,496	333,496		—	—
Morgan Stanley	3,072,474	3,072,474		—	—

	$7,330,467	$7,330,467		$—	$—

MSCI Germany
BofA Securities, Inc.	$38,520	$38,520		$—	$—
Goldman Sachs & Co. LLC	3,672,117	3,672,117		—	—
J.P. Morgan Securities LLC	1,461,217	1,461,217		—	—
Morgan Stanley	21,599	21,599		—	—

	$5,193,453	$5,193,453		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

MSCI Eurozone	$105,384
MSCI Germany	74,000
MSCI Italy	1
MSCI Spain	2,445
MSCI Switzerland	11,248

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI Eurozone	$ 32,361,628	$ 23,400,852	$ (21,587,902)
MSCI Germany	33,631,461	12,299,308	(9,205,688)
MSCI Italy	13,148,957	7,907,273	(2,402,926)
MSCI Spain	33,749,190	17,313,534	(7,947,873)
MSCI Switzerland	66,583,825	25,131,746	(772,319)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI Eurozone	$444,052,875	$257,286,286
MSCI Germany	174,849,657	168,740,791
MSCI Italy	58,505,850	47,591,342
MSCI Spain	187,405,530	177,732,003
MSCI Switzerland	113,794,560	121,481,317

For the year ended August 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Eurozone	$3,265,278,061	$911,575,289
MSCI Germany	703,724,157	1,140,469,593
MSCI Italy	675,731,318	356,211,302
MSCI Spain	441,525,859	291,606,666
MSCI Switzerland	246,059,750	512,346,408

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2021, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI Eurozone	$215,329,194	$(215,329,194)
MSCI Germany	232,947,508	(232,947,508)
MSCI Italy	29,316,572	(29,316,572)
MSCI Spain	19,967,568	(19,967,568)
MSCI Switzerland	142,907,220	(142,907,220)

The tax character of distributions was as follows:

iShares ETF	Year Ended 08/31/21	Year Ended 08/31/20

MSCI Eurozone
Ordinary income	$148,429,017	$60,025,448

MSCI Germany
Ordinary income	$87,044,205	$21,992,516

MSCI Italy
Ordinary income	$9,237,069	$4,168,452

MSCI Spain
Ordinary income	$17,641,966	$26,056,692

MSCI Switzerland
Ordinary income	$30,852,327	$23,858,476

As of August 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MSCI Eurozone	$45,193,105	$(724,614,576)	$390,876,832	$(288,544,639)
MSCI Germany	2,760,401	(332,181,041)	(99,360,033)	(428,780,673)
MSCI Italy	3,232,794	(215,057,389)	(15,652,805)	(227,477,400)
MSCI Spain	4,912,271	(351,575,831)	(131,513,495)	(478,177,055)
MSCI Switzerland	—	(76,944,921)	362,875,110	285,930,189

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Eurozone	$7,875,854,309	$1,248,848,197	$(857,878,549)	$390,969,648
MSCI Germany	2,959,256,252	385,093,144	(485,037,508)	(99,944,364)
MSCI Italy	609,285,881	23,023,703	(38,683,915)	(15,660,212)
MSCI Spain	840,919,520	14,500,115	(146,014,337)	(131,514,222)
MSCI Switzerland	1,388,530,457	388,570,685	(25,985,174)	362,585,511

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Notes to Financial Statements  (continued)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (continued)

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/21		Year Ended 08/31/20
iShares ETF	Shares	Amount	Shares	Amount

MSCI Eurozone
Shares sold	70,100,000	$3,444,946,850	30,800,000	$1,189,725,798
Shares redeemed	(21,300,000)	(923,193,034)	(55,500,000)	(1,853,736,311)

Net increase (decrease)	48,800,000	$2,521,753,816	(24,700,000)	$(664,010,513)

MSCI Germany
Shares sold	22,500,000	$730,874,698	54,600,000	$1,453,163,218
Shares redeemed	(36,900,000)	(1,148,874,783)	(34,200,000)	(852,562,847)

Net increase (decrease)	(14,400,000)	$(418,000,085)	20,400,000	$600,600,371

MSCI Italy
Shares sold	22,125,000	$697,979,291	7,575,000	$200,938,363
Shares redeemed	(12,150,000)	(368,228,503)	(8,250,000)	(190,719,658)

Net increase (decrease)	9,975,000	$329,750,788	(675,000)	$10,218,705

MSCI Spain
Shares sold	17,175,000	$478,809,053	14,400,000	$362,119,221
Shares redeemed	(12,225,000)	(308,931,658)	(25,050,000)	(548,114,931)

Net increase (decrease)	4,950,000	$169,877,395	(10,650,000)	$(185,995,710)

MSCI Switzerland
Shares sold	5,375,000	$251,082,659	20,625,000	$762,493,628
Shares redeemed	(11,750,000)	(525,039,869)	(10,000,000)	(385,260,450)

Net increase (decrease)	(6,375,000)	$(273,957,210)	10,625,000	$377,233,178

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

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Notes to Financial Statements  (continued)

11.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Eurozone ETF and iShares MSCI Spain ETF are expected to seek a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Funds paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Funds have accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and Shareholders of iShares MSCI Eurozone ETF,

iShares MSCI Germany ETF, iShares MSCI Italy ETF, iShares MSCI Spain ETF and iShares MSCI

Switzerland ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Eurozone ETF, iShares MSCI Germany ETF, iShares MSCI Italy ETF, iShares MSCI Spain ETF and iShares MSCI Switzerland ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2021:

iShares ETF	Qualified Dividend Income
MSCI Eurozone	$147,147,825
MSCI Germany	92,253,914
MSCI Italy	13,654,633
MSCI Spain	16,371,518
MSCI Switzerland	45,378,314

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Eurozone	$227,026,953	$—
MSCI Germany	94,009,503	10,143,794
MSCI Italy	14,181,132	1,580,397
MSCI Spain	23,649,319	—
MSCI Switzerland	45,435,155	9,124,355

I M P O R T A N T T A X I N F O R M A T I O N	53

Board Review and Approval of Investment Advisory Contract

iShares MSCI Eurozone ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Germany ETF, iShares MSCI Italy ETF, iShares MSCI Spain ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	55

Board Review and Approval of Investment Advisory Contract (continued)

service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Switzerland ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	57

Board Review and Approval of Investment Advisory Contract (continued)

evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Board Review and Approval of Investment Advisory Contract (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	59

Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Eurozone	$1.106586	$—	$—	$1.106586	100%	—%	—%	100%
MSCI Spain	0.907908	—	—	0.907908	100	—	—	100

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Germany ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020 is USD 200.75 thousand. This figure is comprised of fixed remuneration of USD 93.48 thousand and variable remuneration of USD 107.27 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 32.7 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 2.64 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	61

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of August 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (64)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares Trust (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (72)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (66)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	63

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	65

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-807-0821

AUGUST 31, 2021

2021 Annual Report

iShares, Inc.

•	iShares MSCI Hong Kong ETF | EWH | NYSE Arca

•	iShares MSCI Japan Small-Cap ETF | SCJ | NYSE Arca

•	iShares MSCI Malaysia ETF | EWM | NYSE Arca

•	iShares MSCI Pacific ex Japan ETF | EPP | NYSE Arca

•	iShares MSCI Singapore ETF | EWS | NYSE Arca

•	iShares MSCI Taiwan ETF | EWT | NYSE Arca

•	iShares MSCI Thailand ETF | THD | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2023 and reducing bond purchasing beginning in late 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries and Asian fixed income offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.52%	31.17%
U.S. small cap equities (Russell 2000® Index)	3.81	47.08
International equities (MSCI Europe, Australasia, Far East Index)	10.31	26.12
Emerging market equities (MSCI Emerging Markets Index)	(0.98)	21.12
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.36	(4.12)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.49	(0.08)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.50	3.44
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.82	10.14

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced significantly during the 12 months ended August 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 28.64% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of COVID-19 vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period. Inflation also rose in many parts of the world amid supply chain constraints and elevated consumer spending.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Congress passed two fiscal stimulus bills during the reporting period, providing significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy continue to grow following a significant rebound in the third quarter of 2020, as activity recovered from the pandemic-induced recession in the first half of 2020. The economy grew at a brisk pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. The U.S. Federal Reserve Bank’s (“the Fed”) action also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains, despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased, and Eurozone countries enacted a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout trailed in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also posted a solid advance amid a sharp rebound in economic activity. Continued economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, aided by economic recovery and rising prices for many commodities. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Hong Kong ETF

Investment Objective

The iShares MSCI Hong Kong ETF (the “Fund”) seeks to track the investment results of an index composed of Hong Kong equities, as represented by the MSCI Hong Kong 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	15.24%	7.35%	7.12%	15.24%	42.55%	98.92%
Fund Market	16.18	7.36	7.07	16.18	42.63	97.94
Index(a)	15.91	7.91	7.70	15.91	46.35	109.95
MSCI Hong Kong Index	16.17	7.96	7.72	16.17	46.69	110.43
MSCI Hong Kong 25/50 Index(b)	15.91	N/A	N/A	15.91	N/A	N/A

(a)

Index performance through August 31, 2020 reflects the performance of the MSCI Hong Kong Index. Index performance beginning on September 1, 2020 reflects the performance of the MSCI Hong Kong 25/50 Index, which, effective as of September 1, 2020, replaced the MSCI Hong Kong Index as the underlying index of the fund.

(b)	The inception date of the MSCI Hong Kong 25/50 Index was March 27, 2020. The cumulative total return for this index for the period March 27, 2020 through August 31, 2021 was 36.08%.

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 990.70	$ 2.46		$ 1,000.00	$ 1,022.70	$ 2.50		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Hong Kong ETF

Portfolio Management Commentary

Stocks in Hong Kong advanced notably during the reporting period amid economic recovery and ongoing vaccination efforts. Hong Kong’s economy expanded in 2021, rebounding from a pandemic-related recession in the first half of 2020 that was exacerbated by political unrest. As its trading partners, especially China, recovered from the disruptions of the coronavirus pandemic, Hong Kong’s trade-reliant economy grew due to strength in exports. The country’s government responded to the pandemic with a plan to provide spending vouchers to citizens, boosting investor optimism that domestic consumption would continue to rise. However, concerns about new government regulations and renewed global trade tensions attenuated gains.

The financials sector was the largest contributor to the Index’s return, led by the insurance industry. As pandemic-related movement restrictions eased, premium revenues increased and investor optimism grew that policy sales to Chinese visitors would continue to rise. In the financial exchanges and data industry, a major exchange operator added new listings of Chinese companies, attracting robust inflows from investors in mainland China. High trading volumes and increased initial public offerings boosted fees while reduced trading restrictions drove revenues higher.

The industrials sector was also a significant contributor to the Index’s return. In the capital goods industry, revenues rose strongly due to increased sales. The American housing shortage drove demand for tools for home improvement projects, leading to sharply higher revenues. Higher prices and increased sales of glass for solar panels also bolstered revenues.

On the downside, the consumer discretionary sector weighed on the Index’s performance, particularly the casinos and gaming industry. Stocks of Hong Kong-based casino operators in the gambling hub of Macau declined as new coronavirus cases led to concerns that the government would force casinos to close.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	42.0%
Real Estate	21.1
Industrials	16.5
Utilities	10.1
Consumer Discretionary	6.5
Consumer Staples	2.7
Communication Services	1.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
AIA Group Ltd.	21.4%
Hong Kong Exchanges & Clearing Ltd.	14.9
Techtronic Industries Co. Ltd.	6.0
Sun Hung Kai Properties Ltd.	3.9
Link REIT	3.7
CK Hutchison Holdings Ltd.	3.7
Hong Kong & China Gas Co. Ltd.	3.6
CLP Holdings Ltd.	3.3
CK Asset Holdings Ltd.	2.8
Galaxy Entertainment Group Ltd.	2.8

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Japan Small-Cap ETF

Investment Objective

The iShares MSCI Japan Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Japanese equities, as represented by the MSCI Japan Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	17.41%	8.37%	8.16%	17.41%	49.50%	119.18%
Fund Market	17.68	8.33	8.06	17.68	49.21	117.12
Index	18.07	8.76	8.54	18.07	52.17	126.95

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,047.00	$2.53		$1,000.00	$1,022.70	$2.50		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Japan Small-Cap ETF

Portfolio Management Commentary

Small-capitalization Japanese stocks advanced during the reporting period as the country emerged from recession, though the pace of economic growth trailed many developed peers. Rising exports and government stimulus programs supported Japan’s recovery, but a surge in COVID-19 cases, a slow vaccine rollout, and renewed restrictions weighed on domestic household spending. Nevertheless, demand for Japanese exports continued to bolster the economy, and manufacturers’ confidence rose. Smaller Japanese stocks benefited from investors’ pursuit of perceived value stocks amid the global economic recovery.

The industrials sector was the largest contributor to the Index’s return as overseas demand for capital goods improved. The machinery industry posted significant gains, bolstered by strong demand for semiconductor machinery amid a global shortage of chips. The ongoing adoption of robots and factory automation equipment helped increase earnings and dividends. The professional services industry, which provides consulting and outsourcing services to businesses, achieved strong profits, driven in part by a growing customer base of manufacturers seeking efficiencies through digitalization. Demand for services related to healthcare, including support for coronavirus vaccine rollouts, also improved.

The information technology sector also contributed significantly to the Index’s return as themes surrounding remote work and digitalization drew investors to Japanese start-ups. The electronic equipment, instruments, and components industry benefited from tight supply and rising prices for substrates, a key semiconductor component, which boosted margins and profit growth. Semiconductors and semiconductor equipment stocks advanced as rising demand for chips drove sales and earnings higher.

Real estate investment trusts (“REITs”), which are often used as a hedge against inflation and low bond yields, led contribution from the real estate sector. REITs benefited from ultralow interest rates, the Japanese market’s stability, and stimulative monetary policy, which included significant REIT purchases.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	25.2%
Consumer Discretionary	15.0
Information Technology	12.4
Real Estate	10.8
Materials	10.4
Consumer Staples	8.7
Financials	6.4
Health Care	5.7
Communication Services	2.8
Utilities	1.9
Energy	0.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Mitsui OSK Lines Ltd.	1.0%
Taiyo Yuden Co. Ltd.	0.8
BayCurrent Consulting Inc.	0.7
Food & Life Companies Ltd.	0.5
Advance Residence Investment Corp.	0.5
Ebara Corp.	0.5
Matsumotokiyoshi Holdings Co. Ltd.	0.5
Industrial & Infrastructure Fund Investment Corp.	0.4
Open House Co. Ltd.	0.4
NOF Corp.	0.4

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Malaysia ETF

Investment Objective

The iShares MSCI Malaysia ETF (the “Fund”) seeks to track the investment results of an index composed of Malaysian equities, as represented by the MSCI Malaysia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	3.51%	0.00%	(0.61)%	3.51%	0.00%	(5.97)%
Fund Market	3.19	0.17	(0.89)	3.19	0.85	(8.52)
Index	3.53	0.30	(0.30)	3.53	1.49	(2.97)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$995.70	$2.46		$1,000.00	$1,022.70	$2.50		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Malaysia ETF

Portfolio Management Commentary

Malaysian stocks advanced modestly for the reporting period as the economy rebounded from the economic disruptions of the coronavirus pandemic, supported by vaccine distribution and the Malaysian central bank’s maintenance of interest rates at historic lows. Increased private consumption drove economic growth as the government announced large stimulus programs, including reduced taxes and direct payments to citizens. Industrial production accelerated and the economies of trading partners rebounded, leading to increased global demand and growth in exports, especially petroleum products.

The financials sector contributed the most to the Index’s return, led by banks. Low interest rates and government stimulus payments drove increased demand for both personal and business loans, leading revenues higher. Profits rose as the economy recovered and customer deposits increased while interest expenses remained low. Income from commission fees also rose, supporting the banking industry. Reduced loan loss provisions further increased banks’ profits.

The materials sector was a significant contributor to the Index’s return. Global supplies of aluminum declined due to ecological concerns and reductions in production amid disruptions to power grids. Constrained supply and robust demand as economies recovered drove aluminum prices to historic highs, bolstering profits in the metals and mining industry. Global economic recovery also drove increased demand for petrochemicals, leading to higher revenues in the commodity chemicals industry.

On the downside, the healthcare sector was a substantial detractor from the Index’s return. In the healthcare equipment and supplies industry, an adverse finding from a U.S. investigation into labor practices of a disposable glove manufacturer led U.S. authorities to seize the company’s products and ban imports, which weighed heavily on the Index’s performance. Government restrictions on factory operations to reduce the spread of the coronavirus decreased production, further pressuring the industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	34.7%
Consumer Staples	12.6
Health Care	11.8
Communication Services	9.4
Materials	8.2
Utilities	8.2
Industrials	7.2
Consumer Discretionary	4.3
Energy	3.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Public Bank Bhd	13.3%
Malayan Banking Bhd	7.3
CIMB Group Holdings Bhd	7.0
Tenaga Nasional Bhd	5.2
Top Glove Corp. Bhd	4.7
Petronas Chemicals Group Bhd	4.4
Press Metal Aluminium Holdings Bhd	3.8
DiGi.Com Bhd	3.0
Petronas Gas Bhd	2.9
Hartalega Holdings Bhd	2.8

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Pacific ex Japan ETF

Investment Objective

The iShares MSCI Pacific ex Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Pacific region developed market equities, excluding Japan, as represented by the MSCI Pacific ex Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	21.82%	8.58%	5.61%	21.82%	50.95%	72.63%
Fund Market	23.22	8.67	5.54	23.22	51.54	71.47
Index	22.69	9.10	6.08	22.69	54.58	80.44

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,043.90	$2.42		$1,000.00	$1,022.80	$2.40		0.47%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Pacific ex Japan ETF

Portfolio Management Commentary

Pacific region developed market equities excluding Japan advanced strongly for the reporting period amid rebounding consumer demand and coronavirus vaccination progress. Australian stocks contributed the most to the Index’s return, helped by expansionary fiscal and monetary policies and increased global demand for commodities. In the financials sector, bank stocks rose due to expectations that their relatively strong balance sheets would lead to the distribution of record amounts of capital to shareholders via stock buybacks or special dividends. Additionally, banks recovered provisions for credit losses as the strengthening economy, increasing housing prices, and rising employment levels made loan loss provisions unnecessary. Australian materials stocks benefited from record high prices for iron ore and growing demand from China for commodities, which led some metals and mining producers to issue record levels of dividends. Mining companies posted higher iron ore output, including record production levels at some Western Australia mining operations.

Stocks in Hong Kong also contributed to the Index’s return. As the global economy rebounded, trading partners recovered, leading to strength in exports. Hong Kong’s government responded to the ongoing coronavirus pandemic with a plan to provide spending vouchers to citizens, boosting investor optimism that domestic consumption would continue to rise. As pandemic-related movement restrictions eased, insurance premium revenues increased among life and health insurers in the financials sector, and investor optimism grew that insurance policy sales to Chinese visitors would continue to rise. Additionally, the inclusion of new Chinese company listings by a major exchange operator attracted robust inflows in the financial exchanges and data industry. High trading volumes and increased initial public offerings boosted fees.

Singaporean equities were also contributors to the Index’s performance as Singapore’s trade-dependent economy benefited from strong global demand for exports, especially petrochemicals and machinery. In the financials sector, banks’ profits rose to historic highs as the global and domestic economies recovered. Revenues grew due to increased demand for loans, especially home mortgages and manufacturing loans. Profits were bolstered by reduced loan loss provisions as asset quality improved and regulations regarding asset reserves were eased.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Financials	38.8%
Materials	11.2
Real Estate	10.9
Industrials	8.4
Health Care	7.9
Consumer Discretionary	6.1
Consumer Staples	4.6
Utilities	3.9
Communication Services	3.8
Information Technology	2.6
Energy	1.8

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Australia	60.3%
Hong Kong	26.2
Singapore	8.7
New Zealand	2.9
Taiwan	1.2
China	0.7
Malta	0.0

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Singapore ETF

Investment Objective

The iShares MSCI Singapore ETF (the “Fund”) seeks to track the investment results of an index composed of Singaporean equities, as represented by the MSCI Singapore 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	23.91%	5.69%	2.56%	23.91%	31.86%	28.78%
Fund Market	24.67	5.78	2.61	24.67	32.45	29.35
Index	24.94	6.29	3.07	24.94	35.64	35.29

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2016 reflects the performance of the MSCI Singapore Index. Index performance beginning on December 1, 2016 reflects the performance of the MSCI Singapore 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,047.70	$2.53		$1,000.00	$1,022.70	$2.50		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Singapore ETF

Portfolio Management Commentary

Singaporean equities advanced robustly during the reporting period as Singapore’s economy rebounded from historic contraction due to the coronavirus pandemic, returning to growth amid expanding vaccinations. To address the ongoing pandemic-induced disruptions, Singapore’s central bank, which operates using exchange rates instead of interest rates, maintained accommodative monetary policies. The Singaporean government implemented a series of stimulus packages, which included commercial rental waivers and wage supports in sectors particularly affected by pandemic-related restrictions. Singapore’s trade-dependent economy was supported by renewed global demand for exports, especially petrochemicals and machinery.

The financials sector was the leading contributor to the Index’s return, led by diversified banks. Despite falling net interest margins in the low interest rate environment, Singaporean banks’ profits rose to historic highs as the global and domestic economies recovered. Revenues grew due to increased demand for loans, especially home mortgages and manufacturing loans. Profits were bolstered by reduced loan loss provisions as asset quality improved and regulations regarding asset reserves were eased. Rising fees from wealth management and consumer credit drove revenues. Investor optimism that future increases in bond yields would support banks’ earnings bolstered the banking industry.

The industrials sector also contributed to the Index’s return. In the transportation industry, while passenger traffic declined, demand for cargo increased amid rising pharmaceutical and e-commerce shipments. In the industrial conglomerates industry, profits rose due to strength in international real estate.

The real estate and communication services sectors contributed modestly to the Index’s performance. Profits rose sharply in the real estate management and development industry, which benefited from increased operating profits as domestic and international economies recovered. Divestments and reduced rental rebates supported revenues as the pandemic ebbed. In the entertainment industry, revenues rose as game downloads for smartphones increased sharply.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	49.3%
Real Estate	20.1
Industrials	11.4
Communication Services	9.2
Consumer Staples	3.8
Information Technology	3.3
Consumer Discretionary	2.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
DBS Group Holdings Ltd.	20.1%
Oversea-Chinese Banking Corp. Ltd.	14.1
United Overseas Bank Ltd.	10.9
Sea Ltd.	4.7
Ascendas REIT	4.5
Singapore Telecommunications Ltd.	4.5
Singapore Exchange Ltd.	4.2
Keppel Corp. Ltd.	4.1
Singapore Airlines Ltd.	3.8
Wilmar International Ltd.	3.8

(a)	Excludes money market funds.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Taiwan ETF

Investment Objective

The iShares MSCI Taiwan ETF (the “Fund”) seeks to track the investment results of an index composed of Taiwanese equities, as represented by the MSCI Taiwan 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	49.79%	19.41%	11.77%	49.79%	142.73%	204.25%
Fund Market	50.61	19.63	11.80	50.61	145.07	205.16
Index	51.58	20.19	12.46	51.58	150.80	223.52

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through November 30, 2016 reflects the performance of the MSCI Taiwan Index. Index performance beginning on December 1, 2016 reflects the performance of the MSCI Taiwan 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,111.90	$2.98		$1,000.00	$1,022.40	$2.85		0.56%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	15

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Taiwan ETF

Portfolio Management Commentary

Taiwanese stocks advanced sharply for the reporting period as Taiwan’s economy grew at a historically high rate, driven by global demand for technology products. Taiwan was largely successful containing waves of the coronavirus using strict regulations, contact tracing, and a domestically produced vaccine, which allowed businesses to remain open and limited the economic disruptions of the pandemic. To support economic recovery, the Taiwanese central bank kept interest rates low and the government enacted an additional program to provide cash equivalent coupons to stimulate consumption. Private investment, exports, and industrial production rose amid increasing global demand for commodities and electronics.

The information technology sector contributed the majority of the Index’s return as the pandemic led to a significant increase in global demand for semiconductors. During the public health restrictions imposed by governments to limit the spread of the coronavirus, demand sharply increased for chips used in computers for online work and education. Sales and revenues of Taiwanese semiconductors manufacturers rose to record highs, bolstered by demand for chips for mobile devices. As production and supply chain disruptions constrained chip supply, prices rose, driving robust sales. Strong demand for gaming consoles and electric vehicles also benefited chipmakers and companies in the technology hardware and equipment industry.

The financials sector was also a significant contributor to the Index’s return. Profits rose sharply in the insurance industry due to strong premium income and robust returns from investments in equities markets. Increases in loans and fees supported Taiwanese banks.

Materials stocks contributed modestly to the Index’s performance. Rising prices of petroleum products amid the recovering world economy drove rising profits in the chemicals industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	60.6%
Financials	17.8
Materials	7.5
Consumer Discretionary	4.0
Industrials	3.9
Communication Services	2.8
Consumer Staples	2.0
Other (each representing less than 1%)	1.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Taiwan Semiconductor Manufacturing Co. Ltd.	23.1%
Hon Hai Precision Industry Co. Ltd.	4.5
MediaTek Inc.	4.3
United Microelectronics Corp.	2.6
Fubon Financial Holding Co. Ltd.	2.1
Delta Electronics Inc.	1.8
Cathay Financial Holding Co. Ltd.	1.7
China Steel Corp.	1.7
Nan Ya Plastics Corp.	1.7
ASE Technology Holding Co. Ltd.	1.6

(a)	Excludes money market funds.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Thailand ETF

Investment Objective

The iShares MSCI Thailand ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Thai equities, as represented by the MSCI Thailand IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	19.65%	3.57%	4.52%	19.65%	19.16%	55.53%
Fund Market	18.99	3.56	4.44	18.99	19.10	54.44
Index	19.92	3.85	4.76	19.92	20.78	59.13

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Thailand Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Thailand IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,039.70	$2.88		$1,000.00	$1,022.40	$2.85		0.56%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	17

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Thailand ETF

Portfolio Management Commentary

Thai stocks advanced significantly during the reporting period as the economy expanded modestly, recovering from a protracted time of contraction due to the coronavirus pandemic. While continued flare-ups of COVID-19 and limited vaccinations reduced domestic business activity and challenged tourism, strengthening in consumer spending supported economic growth. The Bank of Thailand responded to the disruptions of the pandemic by cutting interest rates in May 2020 and maintaining them at a low level during the reporting period. The Thai government issued a series of stimulus measures, including direct payments to low-income households to bolster domestic consumption. Growth in demand for exports also supported economic growth amid global economic recovery as worldwide vaccinations increased.

The financials sector contributed the most to the Index’s return, led by banks. Profits rose sharply due to lower-than-expected credit losses. While the low interest rate environment constrained income from deposits, banks’ net income rose due to growth in lending and fees from fund management.

The information technology sector was also a contributor to the Index’s performance. Sales and profits rose briskly in the electronic equipment, instruments, and components industry. Strong worldwide demand for electrical components for computers and consumer electronic devices benefited companies that manufacture power supplies and cooling fans for these devices.

The materials sector contributed modestly to the Index’s return. Profits in the chemicals industry increased as prices for petrochemicals rose amid growing world demand and constricted supply due to plant closures. Increased consumer consumption of healthcare and hygiene products during the pandemic and the reopening of factories increased demand for chemicals.

The energy sector also contributed to the Index’s return. Profits rose in the oil, gas, and consumable fuels industry due to increased sales volumes and higher oil prices.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Energy	14.6%
Materials	12.7
Consumer Staples	12.6
Industrials	9.5
Utilities	9.3
Financials	7.7
Consumer Discretionary	7.4
Communication Services	7.4
Health Care	7.1
Real Estate	6.3
Information Technology	5.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
PTT PCL	6.6%
CP ALL PCL	6.6
Siam Cement PCL (The)	5.8
Airports of Thailand PCL	4.7
Advanced Info Service PCL	3.9
Bangkok Dusit Medical Services PCL	3.9
Delta Electronics Thailand PCL	3.2
PTT Exploration & Production PCL	2.7
PTT Global Chemical PCL	2.5
Gulf Energy Development PCL	2.1

(a)	Excludes money market funds.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	19

Schedule of Investments August 31, 2021	iShares® MSCI Hong Kong ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 5.0%
BOC Hong Kong Holdings Ltd.	7,670,500	$23,212,253
Hang Seng Bank Ltd.	1,557,900	27,851,152

		51,063,405

Beverages — 0.9%
Budweiser Brewing Co. APAC Ltd.(a)	3,803,600	9,504,150

Building Products — 1.7%
Xinyi Glass Holdings Ltd.	4,125,000	17,334,217

Capital Markets — 15.7%
Futu Holdings Ltd., ADR(b)	84,842	8,076,110
Hong Kong Exchanges & Clearing Ltd.	2,407,726	152,105,800

		160,181,910

Diversified Telecommunication Services — 1.1%
HKT Trust & HKT Ltd., Class SS	8,540,500	11,645,734

Electric Utilities — 6.5%
CK Infrastructure Holdings Ltd.	1,291,500	7,830,422
CLP Holdings Ltd.	3,340,700	33,393,370
HK Electric Investments & HK Electric Investments Ltd., Class SS	6,812,000	6,775,239
Power Assets Holdings Ltd.	2,984,500	18,730,792

		66,729,823

Equity Real Estate Investment Trusts (REITs) — 3.7%
Link REIT	4,160,200	38,250,551

Food Products — 1.7%
WH Group Ltd.(a)(c)	20,427,000	17,717,686

Gas Utilities — 3.6%
Hong Kong & China Gas Co. Ltd.	22,762,495	36,596,597

Hotels, Restaurants & Leisure — 5.9%
Galaxy Entertainment Group Ltd.(b)	4,374,000	28,044,313
Melco Resorts & Entertainment Ltd., ADR(b)	505,433	6,954,758
Sands China Ltd.(b)	5,053,200	16,233,905
SJM Holdings Ltd.(b)	5,158,000	4,488,571
Wynn Macau Ltd.(b)	3,920,800	4,417,699

		60,139,246

Industrial Conglomerates — 6.1%
CK Hutchison Holdings Ltd.	5,154,767	37,578,784
Jardine Matheson Holdings Ltd.	450,500	24,430,317

		62,009,101

Insurance — 21.3%
AIA Group Ltd.	18,267,000	218,121,217

Machinery — 6.0%
Techtronic Industries Co. Ltd.	2,758,647	61,054,981

Security	Shares	Value

Marine — 0.9%
SITC International Holdings Co. Ltd.	2,116,000	$9,223,126

Real Estate Management & Development — 17.3%
CK Asset Holdings Ltd.	4,421,767	28,794,956
ESR Cayman Ltd.(a)(b)	3,987,600	12,147,775
Hang Lung Properties Ltd.	4,476,000	10,748,806
Henderson Land Development Co. Ltd.	3,198,762	14,472,602
Hongkong Land Holdings Ltd.	2,612,300	10,961,059
New World Development Co. Ltd.	3,298,266	15,513,839
Sino Land Co. Ltd.	7,240,000	10,662,461
Sun Hung Kai Properties Ltd.	2,829,000	39,900,138
Swire Pacific Ltd., Class A	1,192,000	8,069,634
Swire Properties Ltd.	2,793,800	7,550,854
Wharf Real Estate Investment Co. Ltd.	3,749,150	18,566,545

		177,388,669

Road & Rail — 1.8%
MTR Corp. Ltd.	3,262,583	18,366,924

Specialty Retail — 0.6%
Chow Tai Fook Jewellery Group Ltd.	3,061,400	6,193,185

Total Common Stocks — 99.8% (Cost: $1,050,778,902)		1,021,520,522

Short-Term Investments

Money Market Funds — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	14,908,506	14,915,960
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	1,700,000	1,700,000

		16,615,960

Total Short-Term Investments — 1.6% (Cost: $16,615,960)		16,615,960

Total Investments in Securities — 101.4% (Cost: $1,067,394,862)		1,038,136,482

Other Assets, Less Liabilities — (1.4)%		(14,363,431)

Net Assets — 100.0%		$1,023,773,051

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.

(c)	All or a portion of this security is on loan.

(d)	Affiliate of the Fund.

(e)	Annualized 7-day yield as of period end.

(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Hong Kong ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$21,124,049	$—		$(6,202,651	)(a)	$(7,548)	$2,110	$14,915,960	14,908,506	$51,205	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	495,000	1,205,000	(a)	—		—	—	1,700,000	1,700,000	405		—

						$(7,548)	$2,110	$16,615,960		$51,610		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI EAFE E-Mini Index	42	09/17/21	$4,938	$25,951

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$25,951

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$421,833

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$98,621

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,118,438

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Hong Kong ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$15,030,868	$1,006,489,654	$—	$1,021,520,522
Money Market Funds	16,615,960	—	—	16,615,960

	$31,646,828	$1,006,489,654	$—	$1,038,136,482

Derivative financial instruments(a)
Assets

Futures Contracts	$25,951	$—	$—	$25,951

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.3%
Kintetsu World Express Inc.	2,700	$65,509
Konoike Transport Co. Ltd.	2,700	33,601
Maruwa Unyu Kikan Co. Ltd.	2,700	35,747
Mitsui-Soko Holdings Co. Ltd.	900	21,906
SBS Holdings Inc.	1,800	64,708

		221,471

Auto Components — 3.0%
Daikyonishikawa Corp.	2,700	16,320
Eagle Industry Co. Ltd.	1,800	20,434
Exedy Corp.	2,700	40,852
FCC Co. Ltd.	2,700	37,751
Futaba Industrial Co. Ltd.	4,500	19,855
G-Tekt Corp.	1,800	24,221
Ichikoh Industries Ltd.	2,700	16,628
JTEKT Corp.	17,100	154,617
KYB Corp.	1,800	50,813
Musashi Seimitsu Industry Co. Ltd.	3,600	63,399
NGK Spark Plug Co. Ltd.	12,600	193,674
NHK Spring Co. Ltd.	15,300	109,744
Nifco Inc./Japan	6,300	198,939
Nippon Seiki Co. Ltd.	3,600	40,128
NOK Corp.	7,200	88,298
Pacific Industrial Co. Ltd.	3,600	41,100
Piolax Inc.	2,700	37,413
Shoei Co. Ltd.	1,800	78,997
Sumitomo Riko Co. Ltd.	2,700	17,169
Sumitomo Rubber Industries Ltd.	13,500	161,724
Tachi-S Co. Ltd.	2,700	33,281
Tokai Rika Co. Ltd.	3,600	52,373
Topre Corp.	2,700	32,862
Toyo Tire Corp.	9,000	159,874
Toyoda Gosei Co. Ltd.	5,400	114,837
Toyota Boshoku Corp.	5,400	101,540
TPR Co. Ltd.	1,800	24,301
TS Tech Co. Ltd.	7,200	97,525
Unipres Corp.	2,700	22,382
Yokohama Rubber Co. Ltd. (The)	9,900	168,861

		2,219,912

Automobiles — 0.2%
Mitsubishi Motors Corp.(a)	54,900	140,111
Nissan Shatai Co. Ltd.	5,400	36,317

		176,428

Banks — 4.0%
77 Bank Ltd. (The)	4,700	53,278
Aomori Bank Ltd. (The)	1,800	35,538
Aozora Bank Ltd.	9,900	232,100
Awa Bank Ltd. (The)	2,700	53,704
Bank of Kyoto Ltd. (The)	4,500	199,057
Bank of Nagoya Ltd. (The)	900	21,722
Bank of Okinawa Ltd. (The)	1,800	44,719
Chugoku Bank Ltd. (The)	11,700	94,303
Daishi Hokuetsu Financial Group Inc.	2,700	66,458
Fukuoka Financial Group Inc.	13,500	249,244
Gunma Bank Ltd. (The)	28,800	92,862
Hachijuni Bank Ltd. (The)	29,700	102,277
Hirogin Holdings Inc.	22,500	129,417
Hokkoku Bank Ltd. (The)	1,800	34,499
Hokuhoku Financial Group Inc.	9,900	75,881

Security	Shares	Value

Banks (continued)
Hyakugo Bank Ltd. (The)	16,200	$47,665
Hyakujushi Bank Ltd. (The)	1,800	26,039
Iyo Bank Ltd. (The)	18,900	101,145
Juroku Bank Ltd. (The)	2,700	56,992
Keiyo Bank Ltd. (The)	9,000	36,380
Kiyo Bank Ltd. (The)	4,500	64,183
Kyushu Financial Group Inc.	28,800	111,723
Mebuki Financial Group Inc.	81,900	183,030
Musashino Bank Ltd. (The)	1,800	29,413
Nanto Bank Ltd. (The)	1,800	32,931
Nishi-Nippon Financial Holdings Inc.	9,900	62,477
North Pacific Bank Ltd.	20,700	47,741
Ogaki Kyoritsu Bank Ltd. (The)	2,700	47,968
San-in Godo Bank Ltd. (The)	11,700	60,897
Senshu Ikeda Holdings Inc.	16,200	24,717
Seven Bank Ltd.	48,600	110,847
Shiga Bank Ltd. (The)	2,700	46,104
Shinsei Bank Ltd.	10,800	133,894
Suruga Bank Ltd.	13,500	44,373
Toho Bank Ltd. (The)	15,300	30,019
TOMONY Holdings Inc.	9,900	29,035
Yamaguchi Financial Group Inc.	16,000	93,302

		2,905,934

Beverages — 0.6%
Coca-Cola Bottlers Japan Holdings Inc.	9,900	138,173
Sapporo Holdings Ltd.	5,400	116,509
Takara Holdings Inc.	11,700	151,633

		406,315

Biotechnology — 0.5%
AnGes Inc.(a)	9,900	71,670
GNI Group Ltd.(a)	3,697	52,140
Healios KK(a)	1,800	37,214
Modalis Therapeutics Corp.(a)	900	12,033
Pharma Foods International Co. Ltd.	1,800	48,946
SanBio Co. Ltd.(a)	2,700	29,267
Takara Bio Inc.	3,600	104,067

		355,337

Building Products — 1.3%
Aica Kogyo Co. Ltd.	4,500	150,755
Bunka Shutter Co. Ltd.	4,500	47,652
Central Glass Co. Ltd.	1,800	36,313
Nichias Corp.	4,500	119,348
Nichiha Corp.	1,800	52,964
Nippon Sheet Glass Co. Ltd.(a)	7,200	37,295
Nitto Boseki Co. Ltd.	1,800	56,731
Noritz Corp.	1,800	31,008
Sanwa Holdings Corp.	15,300	203,196
Sekisui Jushi Corp.	1,800	35,749
Shin Nippon Air Technologies Co. Ltd.	900	19,435
Sinko Industries Ltd.	1,800	35,718
Takara Standard Co. Ltd.	1,800	27,166
Takasago Thermal Engineering Co. Ltd.	3,600	69,543

		922,873

Capital Markets — 0.9%
GMO Financial Holdings Inc.	2,700	20,091
JAFCO Group Co. Ltd.	2,700	163,065
M&A Capital Partners Co. Ltd.(a)	1,800	87,320
Marusan Securities Co. Ltd.	4,500	25,615
Matsui Securities Co. Ltd.	9,900	72,193

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Monex Group Inc.	12,600	$67,041
Okasan Securities Group Inc.	11,700	43,370
SPARX Group Co. Ltd.	7,200	17,900
Strike Co. Ltd.	900	33,283
Tokai Tokyo Financial Holdings Inc.	15,300	55,298
Uzabase Inc.(a)	1,800	38,721
WealthNavi Inc.(a)	1,800	61,999

		685,896

Chemicals — 6.6%
Adeka Corp.	6,300	137,532
Air Water Inc.	15,300	246,507
C.I. Takiron Corp.	3,600	20,535
Chugoku Marine Paints Ltd.	3,600	29,589
Daicel Corp.	20,700	166,609
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	900	20,736
Denka Co. Ltd.	6,300	220,817
DIC Corp.	6,300	181,210
Fujimi Inc.	1,800	100,326
Fujimori Kogyo Co. Ltd.	900	37,468
Fuso Chemical Co. Ltd.	1,800	74,023
JCU Corp.	1,800	68,009
JSP Corp.	900	13,248
Kaneka Corp.	3,600	148,991
Kanto Denka Kogyo Co. Ltd.	3,600	35,030
KeePer Technical Laboratory Co. Ltd.	900	29,499
KH Neochem Co. Ltd.	2,700	73,561
Konishi Co. Ltd.	2,700	41,157
Kumiai Chemical Industry Co. Ltd.	6,349	52,462
Kuraray Co. Ltd.	24,300	228,426
Kureha Corp.	1,300	88,621
Lintec Corp.	3,600	81,525
Nihon Nohyaku Co. Ltd.	2,700	13,339
Nihon Parkerizing Co. Ltd.	6,300	65,775
Nippon Kayaku Co. Ltd.	10,800	119,496
Nippon Shokubai Co. Ltd.	1,800	95,406
Nippon Soda Co. Ltd.	1,800	57,568
NOF Corp.	5,400	298,663
Okamoto Industries Inc.	900	34,110
Osaka Organic Chemical Industry Ltd.	900	31,670
Osaka Soda Co. Ltd.	900	21,813
Sakata INX Corp.	3,600	37,327
Sanyo Chemical Industries Ltd.	900	48,127
Shikoku Chemicals Corp.	2,700	33,816
Shin-Etsu Polymer Co. Ltd.	3,600	31,683
Showa Denko KK	10,800	239,990
Sumitomo Bakelite Co. Ltd.	2,700	116,394
Sumitomo Seika Chemicals Co. Ltd.	900	28,810
T. Hasegawa Co. Ltd.	2,700	68,469
Taiyo Holdings Co. Ltd.	1,800	97,575
Takasago International Corp.	900	23,659
Taki Chemical Co. Ltd.	400	23,131
Teijin Ltd.	14,400	207,113
Tenma Corp.	900	22,593
Toagosei Co. Ltd.	8,100	92,546
Tokai Carbon Co. Ltd.	15,300	202,881
Tokuyama Corp.	5,400	107,831
Tokyo Ohka Kogyo Co. Ltd.	2,700	168,966
Toyo Gosei Co. Ltd.	400	55,065
Toyo Ink SC Holdings Co. Ltd.	2,700	49,632
Toyobo Co. Ltd.	6,300	78,025

Security	Shares	Value

Chemicals (continued)
Ube Industries Ltd.	8,100	$163,439
Zeon Corp.	10,800	143,142

		4,873,935

Commercial Services & Supplies — 1.6%
Aeon Delight Co. Ltd.	1,800	58,238
Central Security Patrols Co. Ltd.	900	21,727
Daiseki Co. Ltd.	3,312	133,989
Duskin Co. Ltd.	2,700	64,756
Japan Elevator Service Holdings Co. Ltd.	4,500	118,378
Kokuyo Co. Ltd.	7,200	125,978
Matsuda Sangyo Co. Ltd.	960	25,482
Mitsubishi Pencil Co. Ltd.	2,700	35,646
Nippon Kanzai Co. Ltd.	900	21,740
Nippon Parking Development Co. Ltd.	14,400	21,842
Okamura Corp.	4,500	69,218
Park24 Co. Ltd.(a)	9,000	173,609
Pilot Corp.	1,800	69,283
Prestige International Inc.	7,200	49,291
Raksul Inc.(a)	1,800	95,104
Sato Holdings Corp.	1,800	44,056
Toppan Forms Co. Ltd.	3,600	33,731

		1,162,068

Construction & Engineering — 4.3%
Chiyoda Corp.(a)	12,600	42,647
Chudenko Corp.	2,700	56,083
COMSYS Holdings Corp.	9,000	241,885
Dai-Dan Co. Ltd.	900	22,102
Daiho Corp.	900	32,646
Fukuda Corp.	900	41,132
Hazama Ando Corp.	14,400	107,407
Hibiya Engineering Ltd.	900	15,460
JDC Corp.	3,600	18,826
JGC Holdings Corp.	18,000	150,999
JTOWER Inc.(a)	900	74,192
Kandenko Co. Ltd.	8,100	69,596
Kinden Corp.	9,900	167,618
Kumagai Gumi Co. Ltd.	2,700	65,932
Kyowa Exeo Corp.	8,100	203,268
Kyudenko Corp.	3,600	129,445
Maeda Corp.	10,800	79,512
Maeda Road Construction Co. Ltd.	2,700	45,308
Meisei Industrial Co. Ltd.	2,700	18,338
Mirait Holdings Corp.	7,200	143,230
Nichireki Co. Ltd.	1,800	21,035
Nippo Corp.	4,500	132,232
Nippon Densetsu Kogyo Co. Ltd.	2,700	45,691
Nippon Koei Co. Ltd.	900	25,354
Nippon Road Co. Ltd. (The)	900	67,944
Nishimatsu Construction Co. Ltd.	3,600	113,439
Okumura Corp.	2,700	74,032
Penta-Ocean Construction Co. Ltd.	21,600	137,095
Raito Kogyo Co. Ltd.	3,600	62,888
Raiznext Corp.	1,800	18,121
Sanki Engineering Co. Ltd.	3,600	48,896
Shinnihon Corp.	1,800	14,097
SHO-BOND Holdings Co. Ltd.	3,600	161,686
Sumitomo Densetsu Co. Ltd.	900	18,017
Sumitomo Mitsui Construction Co. Ltd.	11,700	50,768
Taihei Dengyo Kaisha Ltd.	900	22,025

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
Taikisha Ltd.	1,800	$57,884
Takamatsu Construction Group Co. Ltd.	900	17,029
Toa Corp./Tokyo	900	18,834
Toda Corp.	18,000	131,401
Toenec Corp.	900	30,221
Tokyu Construction Co. Ltd.	6,340	43,218
Totetsu Kogyo Co. Ltd.	1,800	40,191
Toyo Construction Co. Ltd.	5,400	27,642
Yokogawa Bridge Holdings Corp.	2,700	54,931
Yurtec Corp.	2,700	17,036

		3,177,333

Construction Materials — 0.5%
Maeda Kosen Co. Ltd.	1,800	53,943
Mitani Sekisan Co. Ltd.	900	51,656
Sumitomo Osaka Cement Co. Ltd.	2,700	73,288
Taiheiyo Cement Corp.	9,000	206,124

		385,011

Consumer Finance — 0.6%
AEON Financial Service Co. Ltd.	9,000	105,930
Aiful Corp.	25,200	80,373
Credit Saison Co. Ltd.	12,600	143,319
Jaccs Co. Ltd.	1,800	44,993
Orient Corp.	42,300	57,622

		432,237

Containers & Packaging — 0.7%
FP Corp.	4,000	153,170
Fuji Seal International Inc.	3,600	80,874
Pack Corp. (The)	900	24,061
Rengo Co. Ltd.	14,400	117,385
Toyo Seikan Group Holdings Ltd.	11,700	162,898

		538,388

Distributors — 0.3%
Arata Corp.	900	36,474
Doshisha Co. Ltd.	1,800	28,675
Paltac Corp.	2,700	117,523

		182,672

Diversified Consumer Services — 0.3%
Benesse Holdings Inc.	5,400	116,653
Litalico Inc.	900	45,369
Riso Kyoiku Co. Ltd.	9,000	32,603

		194,625

Diversified Financial Services — 0.8%
eGuarantee Inc.	2,700	59,851
Financial Products Group Co. Ltd.	5,400	33,382
Fuyo General Lease Co. Ltd.	1,400	96,661
Japan Investment Adviser Co. Ltd.	900	11,540
Japan Securities Finance Co. Ltd.	7,200	54,368
Mizuho Leasing Co. Ltd.	1,800	57,502
Ricoh Leasing Co. Ltd.	900	29,853
Zenkoku Hosho Co. Ltd.	4,500	214,056

		557,213

Diversified Telecommunication Services — 0.4%
ARTERIA Networks Corp.	1,800	29,315
Internet Initiative Japan Inc.	4,500	156,646
Usen-Next Holdings Co. Ltd.	900	25,124
V-Cube Inc.	1,800	29,518
Vision Inc./Tokyo Japan(a)	2,700	29,592

		270,195

Security	Shares	Value

Electric Utilities — 1.0%
Chugoku Electric Power Co. Inc. (The)	23,400	$218,296
Hokkaido Electric Power Co. Inc.	14,400	67,419
Hokuriku Electric Power Co.	13,500	73,022
Kyushu Electric Power Co. Inc.	32,400	247,494
Okinawa Electric Power Co. Inc. (The)	3,692	47,987
Shikoku Electric Power Co. Inc.	12,600	88, 357

		742,575

Electrical Equipment — 1.3%
Daihen Corp.	1,800	78,372
Denyo Co. Ltd.	900	16,773
Fujikura Ltd.(a)	18,900	108,820
Furukawa Electric Co. Ltd.	5,400	116,068
GS Yuasa Corp.	5,400	126,519
Idec Corp./Japan	2,700	55,966
Mabuchi Motor Co. Ltd.	3,600	125,875
Nippon Carbon Co. Ltd.	900	33,923
Nissin Electric Co. Ltd.	3,600	40,890
Nitto Kogyo Corp.	1,800	28,329
Sanyo Denki Co. Ltd.	900	58,698
Sinfonia Technology Co. Ltd.	1,800	19,538
Tatsuta Electric Wire and Cable Co. Ltd.	2,700	12,955
Toyo Tanso Co. Ltd.	900	22,537
Ushio Inc.	7,200	130,083

		975,346

Electronic Equipment, Instruments & Components — 4.3%
Ai Holdings Corp.	2,700	54,760
Alps Alpine Co. Ltd.	17,100	179,140
Amano Corp.	4,500	114,233
Anritsu Corp.	10,800	187,203
Canon Electronics Inc.	1,800	26,127
Canon Marketing Japan Inc.	3,600	82,083
Citizen Watch Co. Ltd.	21,600	94,408
CONEXIO Corp.	900	12,463
Daiwabo Holdings Co. Ltd.	7,200	136,800
Dexerials Corp.	4,500	87,887
Elematec Corp.	1,800	18,625
Enplas Corp.	900	25,720
Espec Corp.	1,800	35,875
Hioki E.E. Corp.	900	66,579
Horiba Ltd.	2,900	207,250
Hosiden Corp.	4,500	37,018
Iriso Electronics Co. Ltd.	1,800	75,278
Japan Aviation Electronics Industry Ltd.	3,600	52,616
Japan Display Inc.(a)	43,200	14,124
Kaga Electronics Co. Ltd.	900	23,685
Koa Corp.	1,800	25,853
Macnica Fuji Electronics Holdings Inc.	3,600	86,600
Maruwa Co. Ltd./Aichi	900	86,900
Meiko Electronics Co. Ltd.	1,800	45,052
Nichicon Corp.	3,600	35,711
Nippon Ceramic Co. Ltd.	1,800	49,340
Nippon Electric Glass Co. Ltd.	6,300	134,423
Nippon Signal Company Ltd.	3,600	30,329
Nissha Co. Ltd.	2,700	43,581
Nohmi Bosai Ltd.	1,800	34,912
Oki Electric Industry Co. Ltd.	7,200	64,589
Optex Group Co. Ltd.	2,700	36,059
Restar Holdings Corp.	900	15,734
Riken Keiki Co. Ltd.	900	23,234

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Ryosan Co. Ltd.	1,800	$36,423
Ryoyo Electro Corp.	900	18,745
Sanshin Electronics Co. Ltd.	900	13,359
Siix Corp.	2,700	31,406
Taiyo Yuden Co. Ltd.	9,900	559,627
Tamura Corp.	5,400	36,280
Topcon Corp.	8,100	137,488
V Technology Co. Ltd.	900	37,022
Yokowo Co. Ltd.	900	21,779

		3,136,320

Energy Equipment & Services — 0.0%
Modec Inc.	1,800	26,524

Entertainment — 1.0%
Akatsuki Inc.	900	26,370
Amuse Inc.	900	19,323
Avex Inc.	2,700	36,853
COLOPL Inc.	4,500	34,013
Daiichikosho Co. Ltd.	2,700	91,273
DeNA Co. Ltd.	7,200	126,771
GungHo Online Entertainment Inc.	3,600	69,933
Marvelous Inc.	2,700	16,877
Shochiku Co. Ltd.(a)	900	96,753
Toei Animation Co. Ltd.	900	136,436
Toei Co. Ltd.	500	89,131

		743,733

Equity Real Estate Investment Trusts (REITs) — 8.7%
Activia Properties Inc.	54	226,288
Advance Residence Investment Corp.	108	367,043
AEON REIT Investment Corp.	117	160,487
Comforia Residential REIT Inc.	54	173,267
CRE Logistics REIT Inc.	36	74,440
Daiwa Office Investment Corp.	27	194,071
Daiwa Securities Living Investments Corp.	144	161,635
Frontier Real Estate Investment Corp.	36	155,828
Fukuoka REIT Corp.	54	86,156
Global One Real Estate Investment Corp.	81	92,521
Hankyu Hanshin REIT Inc.	54	80,519
Heiwa Real Estate REIT Inc.	72	111,430
Hoshino Resorts REIT Inc.	18	116,221
Hulic Reit Inc.	99	166,538
Ichigo Office REIT Investment Corp.	99	87,430
Industrial & Infrastructure Fund Investment Corp.	153	306,863
Invesco Office J-Reit Inc.	252	51,925
Invincible Investment Corp.	495	192,105
Itochu Advance Logistics Investment Corp.	45	69,211
Japan Excellent Inc.	99	130,454
Japan Hotel REIT Investment Corp.	360	212,545
Japan Logistics Fund Inc.	63	201,778
Japan Prime Realty Investment Corp.	63	235,315
Kenedix Office Investment Corp.	36	264,034
Kenedix Residential Next Investment Corp.	81	173,807
Kenedix Retail REIT Corp.	45	121,443
LaSalle Logiport REIT	135	235,604
Mirai Corp.	135	68,866
Mitsubishi Estate Logistics REIT Investment Corp.	29	136,809
Mitsui Fudosan Logistics Park Inc.	37	219,149
Mori Hills REIT Investment Corp.	126	182,384
Mori Trust Hotel Reit Inc.	27	32,966
Mori Trust Sogo REIT Inc.	81	112,772

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Nippon Accommodations Fund Inc.	36	$216,298
Nippon REIT Investment Corp.	36	147,591
NTT UD REIT Investment Corp.	99	143,170
One REIT Inc.	18	53,614
Samty Residential Investment Corp.	18	19,742
Sekisui House Reit Inc.	333	284,435
SOSiLA Logistics REIT Inc.	45	76,211
Star Asia Investment Corp.	117	63,423
Starts Proceed Investment Corp.	18	42,034
Takara Leben Real Estate Investment Corp.	36	36,884
Tokyu REIT Inc.	72	126,747

		6,412,053

Food & Staples Retailing — 3.0%
Aeon Hokkaido Corp.	1,800	18,880
Ain Holdings Inc.	2,200	147,920
Arcs Co. Ltd.	3,600	73,184
Axial Retailing Inc.	900	32,500
Belc Co. Ltd.	900	47,247
Cawachi Ltd.	900	18,779
cocokara fine Inc.	1,800	141,671
Create SD Holdings Co. Ltd.	1,800	63,493
Daikokutenbussan Co. Ltd.	700	44,127
Fuji Co. Ltd./Ehime	1,800	32,161
G-7 Holdings Inc.	900	32,499
Genky DrugStores Co. Ltd.	900	42,067
Halows Co. Ltd.	900	24,460
Heiwado Co. Ltd.	2,700	53,684
Inageya Co. Ltd.	1,800	23,623
JM Holdings Co. Ltd.	900	18,676
Kato Sangyo Co. Ltd.	1,800	55,050
Kusuri no Aoki Holdings Co. Ltd.	1,400	98,138
Life Corp.	900	35,551
Matsumotokiyoshi Holdings Co. Ltd.	7,200	333,000
Maxvalu Tokai Co. Ltd.	900	20,896
Mitsubishi Shokuhin Co. Ltd.	900	23,551
Nihon Chouzai Co. Ltd.	900	14,169
Okuwa Co. Ltd.	1,800	18,182
Qol Holdings Co. Ltd.	1,800	25,514
Retail Partners Co. Ltd.	1,800	19,462
San-A Co. Ltd.	900	33,114
Shoei Foods Corp.	900	34,022
Sugi Holdings Co. Ltd.	3,000	230,992
Sundrug Co. Ltd.	5,400	178,727
United Super Markets Holdings Inc.	4,500	44,729
Valor Holdings Co. Ltd.	2,700	60,280
YAKUODO Holdings Co. Ltd.	900	20,324
Yaoko Co. Ltd.	1,800	116,789
Yokohama Reito Co. Ltd.	3,600	29,386

		2,206,847

Food Products — 3.8%
Ariake Japan Co. Ltd.	1,800	101,807
Calbee Inc.	7,200	178,411
Chubu Shiryo Co. Ltd.	1,800	18,393
DyDo Group Holdings Inc.	900	45,945
Ezaki Glico Co. Ltd.	3,600	136,180
Fuji Oil Holdings Inc.	3,600	81,382
Fujicco Co. Ltd.	1,800	31,077
Fujiya Co. Ltd.	900	19,438
Hokuto Corp.	1,800	32,614

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
House Foods Group Inc.	4,500	$144,477
Itoham Yonekyu Holdings Inc.	11,700	78,989
J-Oil Mills Inc.	1,800	29,465
Kagome Co. Ltd.	6,300	167,607
Kameda Seika Co. Ltd.	900	38,136
Kewpie Corp.	8,100	199,454
KEY Coffee Inc.	900	17,974
Kotobuki Spirits Co. Ltd.	1,800	119,200
Marudai Food Co. Ltd.	900	14,544
Maruha Nichiro Corp.	3,600	83,076
Megmilk Snow Brand Co. Ltd.	3,600	75,454
Mitsui DM Sugar Holdings Co. Ltd.	900	15,831
Morinaga & Co. Ltd./Japan	2,700	94,690
Morinaga Milk Industry Co. Ltd.	2,700	170,366
Nagatanien Holdings Co. Ltd.	900	17,460
Nichirei Corp.	9,000	229,468
Nippn Corp., New	3,600	52,907
Nippon Suisan Kaisha Ltd.	23,400	128,969
Nisshin Oillio Group Ltd. (The)	1,800	50,051
Prima Meat Packers Ltd.	1,800	48,761
Riken Vitamin Co. Ltd.	1,800	29,815
S Foods Inc.	1,800	51,848
Sakata Seed Corp.	1,800	58,840
Showa Sangyo Co. Ltd.	900	23,043
Starzen Co. Ltd.	900	18,319
Yamazaki Baking Co. Ltd.	9,900	162,348
Yukiguni Maitake Co. Ltd.	1,800	26,686

		2,793,025

Gas Utilities — 0.3%
Nippon Gas Co. Ltd.	9,100	129,169
Saibu Gas Holdings Co. Ltd.	1,800	40,007
Shizuoka Gas Co. Ltd.	3,600	41,873

		211,049

Health Care Equipment & Supplies — 1.8%
CYBERDYNE Inc.(a)	9,000	36,424
Eiken Chemical Co. Ltd.	2,700	52,607
Hogy Medical Co. Ltd.	1,800	56,293
Japan Lifeline Co. Ltd.	4,500	54,056
Jeol Ltd.	2,700	199,043
Mani Inc.	6,300	124,556
Menicon Co. Ltd.	2,700	221,246
Nagaileben Co. Ltd.	1,800	41,780
Nakanishi Inc.	5,400	122,083
Nihon Kohden Corp.	6,300	211,430
Nipro Corp.	10,800	125,621
Paramount Bed Holdings Co. Ltd.	2,700	52,157
Taiko Pharmaceutical Co. Ltd.	1,800	15,060

		1,312,356

Health Care Providers & Services — 1.6%
Alfresa Holdings Corp.	15,300	242,112
As One Corp.	1,100	163,343
BML Inc.	1,800	72,699
Elan Corp.	2,700	31,494
H.U. Group Holdings Inc.	4,500	132,803
Japan Medical Dynamic Marketing Inc.	900	18,768
Ship Healthcare Holdings Inc.	6,300	160,056
Solasto Corp.	4,500	61,714
Suzuken Co. Ltd.	5,400	160,497
Toho Holdings Co. Ltd.	4,500	78,112

Security	Shares	Value

Health Care Providers & Services (continued)
Tokai Corp./Gifu	1,800	$38,614

		1,160,212

Health Care Technology — 0.4%
EM Systems Co. Ltd.	2,700	19,865
JMDC Inc.(a)	2,000	136,913
Medical Data Vision Co. Ltd.	1,800	28,188
Medley Inc.(a)	1,800	71,600
MedPeer Inc.(a)	900	34,750

		291,316

Hotels, Restaurants & Leisure — 3.3%
Arcland Service Holdings Co. Ltd.	900	18,110
Atom Corp.	9,000	64,523
Colowide Co. Ltd.	4,500	71,672
Create Restaurants Holdings Inc.(a)	7,200	54,178
Curves Holdings Co. Ltd.	4,500	34,315
Doutor Nichires Holdings Co. Ltd.	2,700	40,178
Food & Life Companies Ltd.	9,000	386,298
Fuji Kyuko Co. Ltd.	1,800	73,858
Fujio Food Group Inc.	900	10,919
Hiday Hidaka Corp.	1,884	27,906
HIS Co. Ltd.(a)	2,700	62,615
Ichibanya Co. Ltd.	900	38,831
Kappa Create Co. Ltd.(a)	1,800	22,869
KFC Holdings Japan Ltd.	900	24,418
Kisoji Co. Ltd.	1,800	38,277
KOMEDA Holdings Co. Ltd.	3,600	66,026
Koshidaka Holdings Co. Ltd.	3,600	18,365
Kura Sushi Inc.	1,800	70,541
Kyoritsu Maintenance Co. Ltd.	2,780	91,858
Matsuyafoods Holdings Co. Ltd.	900	29,309
Monogatari Corp. (The)	900	50,778
MOS Food Services Inc.	1,800	54,062
Ohsho Food Service Corp.	900	48,479
Open Door Inc.(a)	900	18,299
Plenus Co. Ltd.	1,800	32,974
Resorttrust Inc.	6,300	108,987
Ringer Hut Co. Ltd.	1,800	36,039
Rock Field Co. Ltd.	900	12,615
Round One Corp.	4,500	53,283
Royal Holdings Co. Ltd.(a)	1,800	31,635
Saizeriya Co. Ltd.	2,700	61,257
Skylark Holdings Co. Ltd.(a)	20,700	297,061
Tokyotokeiba Co. Ltd.	900	34,488
Toridoll Holdings Corp.	3,600	75,993
Tosho Co. Ltd.	900	13,698
Yoshinoya Holdings Co. Ltd.(a)	5,400	100,328
Zensho Holdings Co. Ltd.	7,200	178,275

		2,453,317

Household Durables — 2.0%
Chofu Seisakusho Co. Ltd.	1,800	33,085
ES-Con Japan Ltd.	2,700	19,165
Fujitsu General Ltd.	4,500	112,332
Haseko Corp.	20,700	286,282
LEC Inc.	1,800	18,093
Nikon Corp.	24,300	255,397
Open House Co. Ltd.	6,300	306,022
Pressance Corp.	1,200	18,824
Sangetsu Corp.	3,600	52,631
Sumitomo Forestry Co. Ltd.	10,800	210,743

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
Tama Home Co. Ltd.	900	$20,187
Tamron Co. Ltd.	900	21,556
Token Corp.	900	85,676
Zojirushi Corp.	2,700	42,431

		1,482,424

Household Products — 0.1%
Earth Corp.	900	53,250
S.T. Corp.	900	14,707

		67,957

Independent Power and Renewable Electricity Producers — 0.6%
Electric Power Development Co. Ltd.	11,700	174,781
eRex Co. Ltd.	1,800	37,139
RENOVA Inc.(a)	2,700	101,559
West Holdings Corp.	2,280	101,294

		414,773

Industrial Conglomerates — 0.7%
Katakura Industries Co. Ltd.	1,800	24,073
Keihan Holdings Co. Ltd.	8,100	232,444
Mie Kotsu Group Holdings Inc.	3,600	16,388
Nisshinbo Holdings Inc.	11,700	97,090
Noritsu Koki Co. Ltd.	1,800	38,927
TOKAI Holdings Corp.	8,100	67,482

		476,404

Insurance — 0.1%
Anicom Holdings Inc.	6,300	50,609
Lifenet Insurance Co.(a)	2,700	31,684

		82,293

Interactive Media & Services — 0.5%
Bengo4.com Inc.(a)	900	56,684
Dip Corp.	2,700	85,797
GA Technologies Co. Ltd./Japan(a)	900	15,937
giftee Inc.(a)	900	29,209
Gree Inc.	9,000	53,065
Kamakura Shinsho Ltd.	1,800	17,126
Lifull Co. Ltd.	6,300	19,905
Mixi Inc.	3,600	82,680
MTI Ltd.	1,800	11,641
ZIGExN Co. Ltd.	4,500	17,376

		389,420

Internet & Direct Marketing Retail — 0.3%
ASKUL Corp.	2,700	42,210
Belluna Co. Ltd.	3,600	26,904
Demae-Can Co. Ltd.(a)	2,700	38,181
Enigmo Inc.	1,800	23,765
Media Do Co. Ltd.	900	43,608
Oisix ra daichi Inc.(a)	1,800	60,912

		235,580

IT Services — 3.1%
Argo Graphics Inc.	900	26,791
BASE Inc.(a)	5,800	59,919
Bell System24 Holdings Inc.	2,700	39,106
Change Inc.(a)	2,700	60,307
Comture Corp.	1,800	48,890
Digital Garage Inc.	2,700	123,207
DTS Corp.	2,700	62,715
Future Corp.	1,800	40,060
GMO GlobalSign Holdings KK	400	17,361
GMO internet Inc.	5,400	140,473

Security	Shares	Value

IT Services (continued)
Hennge KK(a)	500	$21,933
Infocom Corp.	1,800	40,355
Infomart Corp.	16,200	144,423
Information Services International-Dentsu Ltd.	1,800	70,213
JIG-SAW Inc.(a)	600	53,180
Kanematsu Electronics Ltd.	900	31,420
Mitsubishi Research Institute Inc.	900	34,915
NEC Networks & System Integration Corp.	5,400	102,935
NET One Systems Co. Ltd.	7,300	231,270
Nihon Unisys Ltd.	5,400	146,732
NS Solutions Corp.	2,700	91,449
NSD Co. Ltd.	5,400	100,454
Oro Co. Ltd.	900	30,243
Relia Inc.	2,700	29,253
SB Technology Corp.	900	25,464
SHIFT Inc.(a)	900	205,181
TechMatrix Corp.	2,700	48,410
TKC Corp.	2,700	92,330
Transcosmos Inc.	1,800	56,216
Uchida Yoko Co. Ltd.	900	42,560
Zuken Inc.	900	29,843

		2,247,608

Leisure Products — 0.9%
Heiwa Corp.	4,516	82,362
Mizuno Corp.	1,800	42,770
Roland Corp.	900	41,056
Sankyo Co. Ltd.	3,600	91,680
Sega Sammy Holdings Inc.	14,400	194,222
Snow Peak Inc.	900	45,754
Tomy Co. Ltd.	7,200	70,622
Universal Entertainment Corp.(a)	1,800	39,812
Yonex Co. Ltd.	4,500	31,229

		639,507

Machinery — 5.8%
Aichi Corp.	1,800	12,118
Aida Engineering Ltd.	3,600	34,786
Amada Co. Ltd.	27,900	282,827
Anest Iwata Corp.	2,700	25,006
CKD Corp.	3,600	75,277
Daiwa Industries Ltd.	2,700	29,953
DMG Mori Co. Ltd.	9,000	160,577
Ebara Corp.	7,200	357,890
Fuji Corp./Aichi	5,400	139,790
Fujitec Co. Ltd.	5,400	132,816
Fukushima Galilei Co. Ltd.	900	39,651
Furukawa Co. Ltd.	2,700	30,375
Giken Ltd.	900	38,711
Glory Ltd.	3,600	74,906
Hirata Corp.	900	55,212
Hitachi Zosen Corp.	13,500	97,658
Hosokawa Micron Corp.	500	29,889
IHI Corp.(a)	10,800	240,125
Japan Steel Works Ltd. (The)	4,500	106,265
Kawasaki Heavy Industries Ltd.(a)	11,700	248,882
Kitz Corp.	4,500	33,312
Komori Corp.	3,600	27,706
Kyokuto Kaihatsu Kogyo Co. Ltd.	2,700	40,523
Makino Milling Machine Co. Ltd.	1,800	67,013
Max Co. Ltd.	1,800	31,511

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Meidensha Corp.	2,700	$60,270
METAWATER Co. Ltd.	1,800	31,096
Mitsubishi Logisnext Co. Ltd.	1,800	15,801
Mitsuboshi Belting Ltd.	1,800	32,905
Morita Holdings Corp.	2,700	37,928
Nachi-Fujikoshi Corp.	900	35,169
Nikkiso Co. Ltd.	3,600	29,247
Nitta Corp.	1,800	45,045
Nitto Kohki Co. Ltd.	900	16,223
Nittoku Co. Ltd.	900	31,541
Noritake Co. Ltd./Nagoya Japan	900	34,731
NTN Corp.(a)	32,400	74,118
Obara Group Inc.	900	31,665
Oiles Corp.	1,896	27,965
OKUMA Corp.	1,800	86,084
Organo Corp.	900	51,958
OSG Corp.	6,300	113,080
Ryobi Ltd.	1,800	21,289
Shibaura Machine Co. Ltd.	1,800	42,933
Shibuya Corp.	900	25,486
Shima Seiki Manufacturing Ltd.	1,800	34,129
Shinmaywa Industries Ltd.	4,500	37,594
Sodick Co. Ltd.	2,700	21,953
Star Micronics Co. Ltd.	2,700	38,595
Sumitomo Heavy Industries Ltd.	9,000	235,436
Tadano Ltd.	8,100	88,136
Takeuchi Manufacturing Co. Ltd.	2,700	64,993
Takuma Co. Ltd.	5,400	81,374
Teikoku Sen-I Co. Ltd.	1,800	32,628
Tocalo Co. Ltd.	4,500	54,536
Tsubaki Nakashima Co. Ltd.	3,600	50,547
Tsubakimoto Chain Co.	1,800	55,487
Tsugami Corp.	3,600	51,069
Tsukishima Kikai Co. Ltd.	1,800	18,911
Tsurumi Manufacturing Co. Ltd.	1,800	28,126
Union Tool Co.	900	32,407
YAMABIKO Corp.	2,700	31,044
Yamashin-Filter Corp.	2,700	15,326

		4,229,604

Marine — 1.3%
Iino Kaiun Kaisha Ltd.	6,300	30,075
Kawasaki Kisen Kaisha Ltd.(a)	3,600	179,779
Mitsui OSK Lines Ltd.	9,000	693,689
NS United Kaiun Kaisha Ltd.	900	29,854

		933,397

Media — 0.8%
Digital Holdings Inc.	900	13,798
Direct Marketing MiX Inc.	900	33,181
Fuji Media Holdings Inc.	3,600	37,526
Gakken Holdings Co. Ltd.	1,800	20,422
Kadokawa Corp.	3,608	165,466
Nippon Television Holdings Inc.	4,500	47,986
Proto Corp.	1,800	24,229
RPA Holdings Inc.(a)	1,800	10,011
Septeni Holdings Co. Ltd.	5,400	19,887
SKY Perfect JSAT Holdings Inc.	10,800	40,041
TBS Holdings Inc.	2,700	39,515
TV Asahi Holdings Corp.	1,800	27,751
ValueCommerce Co. Ltd.	900	36,763

Security	Shares	Value

Media (continued)
Vector Inc.	1,800	$16,782
Wowow Inc.	900	19,556
Zenrin Co. Ltd.	2,700	25,517

		578,431

Metals & Mining — 2.0%
Aichi Steel Corp.	900	22,953
Asahi Holdings Inc.	6,300	127,210
Daido Steel Co. Ltd.	1,800	82,131
Dowa Holdings Co. Ltd.	3,600	158,089
Kobe Steel Ltd.	25,200	160,214
Kyoei Steel Ltd.	1,800	23,924
Maruichi Steel Tube Ltd.	4,500	110,642
Mitsubishi Materials Corp.	9,000	184,490
Mitsui Mining & Smelting Co. Ltd.	4,500	136,484
Nippon Light Metal Holdings Co. Ltd.	4,900	85,898
Osaka Steel Co. Ltd.	900	10,064
Sanyo Special Steel Co. Ltd.(a)	1,800	29,704
Toho Titanium Co. Ltd.	2,700	27,991
Tokyo Steel Manufacturing Co. Ltd.	7,200	77,769
UACJ Corp.(a)	2,714	67,344
Yamato Kogyo Co. Ltd.	3,600	135,945
Yodogawa Steel Works Ltd.	1,800	40,620

		1,481,472

Multiline Retail — 1.4%
H2O Retailing Corp.	7,235	56,798
Isetan Mitsukoshi Holdings Ltd.	27,900	186,854
Izumi Co. Ltd.	2,700	87,842
J Front Retailing Co. Ltd.	19,800	170,875
Kintetsu Department Store Co. Ltd.(a)	900	19,720
Marui Group Co. Ltd.	15,300	272,177
Matsuya Co. Ltd.(a)	1,800	15,202
Seria Co. Ltd.	3,600	131,364
Takashimaya Co. Ltd.	11,700	116,640

		1,057,472

Oil, Gas & Consumable Fuels — 0.7%
Cosmo Energy Holdings Co. Ltd.	4,500	89,287
Itochu Enex Co. Ltd.	4,500	40,342
Iwatani Corp.	4,000	220,616
Japan Petroleum Exploration Co. Ltd.	2,700	46,449
Mitsuuroko Group Holdings Co. Ltd.	2,700	31,836
San-Ai Oil Co. Ltd.	4,500	56,101

		484,631

Paper & Forest Products — 0.5%
Daiken Corp.	900	19,014
Daio Paper Corp.	7,200	134,858
Hokuetsu Corp.	9,900	54,377
Nippon Paper Industries Co. Ltd.	8,100	90,129
Tokushu Tokai Paper Co. Ltd.	900	36,603

		334,981

Personal Products — 1.2%
Euglena Co. Ltd.(a)	8,100	64,737
Fancl Corp.	6,300	213,119
Kitanotatsujin Corp.	5,400	25,136
Mandom Corp.	2,700	40,844
Milbon Co. Ltd.	1,800	111,856
Noevir Holdings Co. Ltd.	1,800	95,523
Premier Anti-Aging Co. Ltd.(a)	400	58,439
Rohto Pharmaceutical Co. Ltd.	8,100	254,573
Shinnihonseiyaku Co. Ltd.	900	15,308

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Personal Products (continued)
YA-MAN Ltd.	2,700	$27,327

		906,862

Pharmaceuticals — 1.4%
Daito Pharmaceutical Co. Ltd.	900	29,511
JCR Pharmaceuticals Co. Ltd.	4,900	129,190
Kaken Pharmaceutical Co. Ltd.	2,700	121,968
Kissei Pharmaceutical Co. Ltd.	1,800	39,633
KYORIN Holdings Inc.	3,600	59,672
Mochida Pharmaceutical Co. Ltd.	1,800	59,947
Nichi-Iko Pharmaceutical Co. Ltd.	4,550	35,207
Sawai Group Holdings Co. Ltd.	3,600	162,693
Seikagaku Corp.	2,700	27,217
Sosei Group Corp.(a)	6,300	101,247
Torii Pharmaceutical Co. Ltd.	900	23,781
Towa Pharmaceutical Co. Ltd.	1,800	48,252
Tsumura & Co.	4,500	154,725
Zeria Pharmaceutical Co. Ltd.	1,800	35,370

		1,028,413

Professional Services — 3.0%
Altech Corp.	980	17,170
BayCurrent Consulting Inc.	1,100	545,646
Benefit One Inc.	6,300	252,708
BeNext-Yumeshin Group Co.	4,916	53,503
en Japan Inc.	2,700	91,203
Fullcast Holdings Co. Ltd.	1,800	34,651
Funai Soken Holdings Inc.	2,700	66,556
Grace Technology Inc.	1,800	19,957
Insource Co. Ltd.	1,800	34,618
IR Japan Holdings Ltd.	700	83,561
JAC Recruitment Co. Ltd.	900	14,610
Link And Motivation Inc.	2,700	25,126
Makuake Inc.(a)	400	20,219
Meitec Corp.	1,800	104,883
Nomura Co. Ltd.	6,300	51,661
Outsourcing Inc.	9,000	153,424
Pasona Group Inc.	1,800	43,592
SMS Co. Ltd.	5,400	190,883
S-Pool Inc.	5,400	46,943
TechnoPro Holdings Inc.	9,600	256,969
UT Group Co. Ltd.	1,800	49,329
WDB Holdings Co. Ltd.	900	27,926
World Holdings Co. Ltd.	900	21,257

		2,206,395

Real Estate Management & Development — 2.1%
Aeon Mall Co. Ltd.	8,100	123,356
Daibiru Corp.	3,600	47,432
Goldcrest Co. Ltd.	900	13,788
Heiwa Real Estate Co. Ltd.	2,700	104,544
Ichigo Inc.	24,300	75,217
Katitas Co. Ltd.	4,500	149,457
Keihanshin Building Co. Ltd.	2,700	37,549
Leopalace21 Corp.(a)	16,200	35,153
Relo Group Inc.	9,000	201,241
SAMTY Co. Ltd.	1,800	37,837
Starts Corp. Inc.	2,700	70,164
Sun Frontier Fudousan Co. Ltd.	1,800	18,677
Takara Leben Co. Ltd.	7,200	20,944
TKP Corp.(a)	900	14,390
TOC Co. Ltd.	2,700	15,960

Security	Shares	Value

Real Estate Management & Development (continued)
Tokyo Tatemono Co. Ltd.	15,300	$234,526
Tokyu Fudosan Holdings Corp.	49,500	286,383
Tosei Corp.	1,800	19,004

		1,505,622

Road & Rail — 3.1%
Fukuyama Transporting Co. Ltd.	2,700	113,522
Hamakyorex Co. Ltd.	900	26,795
Hitachi Transport System Ltd.	2,700	112,983
Keikyu Corp.	18,000	219,411
Kyushu Railway Co.	10,800	244,405
Maruzen Showa Unyu Co. Ltd.	900	27,820
Nagoya Railroad Co. Ltd.(a)	15,300	269,009
Nankai Electric Railway Co. Ltd.	8,100	173,823
Nikkon Holdings Co. Ltd.	4,500	93,916
Nishi-Nippon Railroad Co. Ltd.	4,500	111,128
Sakai Moving Service Co. Ltd.	900	39,744
Sankyu Inc.	4,500	209,415
Seibu Holdings Inc.(a)	18,000	216,730
Seino Holdings Co. Ltd.	9,900	121,935
Senko Group Holdings Co. Ltd.	9,000	79,112
Sotetsu Holdings Inc.	6,300	126,536
Tonami Holdings Co. Ltd.	900	38,952
Trancom Co. Ltd.	900	68,337

		2,293,573

Semiconductors & Semiconductor Equipment — 1.9%
Ferrotec Holdings Corp.	2,700	79,192
Japan Material Co. Ltd.	4,500	51,443
Megachips Corp.	1,800	54,966
Micronics Japan Co. Ltd.	1,800	23,533
Mimasu Semiconductor Industry Co. Ltd.	900	19,133
Mitsui High-Tec Inc.	1,800	103,227
Optorun Co. Ltd.	1,800	36,965
Rorze Corp.	900	70,767
Sanken Electric Co. Ltd.(a)	1,800	88,580
SCREEN Holdings Co. Ltd.	3,408	291,000
Shinko Electric Industries Co. Ltd.	5,400	181,200
Tokyo Seimitsu Co. Ltd.	3,600	157,252
Tri Chemical Laboratories Inc.	2,200	69,885
Ulvac Inc.	3,600	193,917

		1,421,060

Software — 2.2%
AI inside Inc.(a)	100	9,773
Alpha Systems Inc.	900	32,252
Broadleaf Co. Ltd.	7,200	34,318
Chatwork Co. Ltd.(a)	900	9,425
Computer Engineering & Consulting Ltd.	1,800	25,470
Cybozu Inc.	1,800	41,209
Digital Arts Inc.	900	71,286
Ebase Co. Ltd.	1,800	12,776
Freee KK(a)	2,700	218,343
Fuji Soft Inc.	1,800	93,300
Fukui Computer Holdings Inc.	900	35,604
Justsystems Corp.	2,700	159,123
Miroku Jyoho Service Co. Ltd.	1,800	26,927
Money Forward Inc.(a)	3,600	288,918
OBIC Business Consultants Co. Ltd.	1,800	84,263
Optim Corp.(a)	900	18,208
PKSHA Technology Inc.(a)	900	15,289
Plaid Inc.(a)	900	24,521

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Japan Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Rakus Co. Ltd.	6,300	$222,150
Sansan Inc.(a)	900	95,890
Sourcenext Corp.	7,200	14,964
Systena Corp.	5,400	109,666

		1,643,675

Specialty Retail — 2.2%
Adastria Co. Ltd.	1,800	29,402
Alpen Co. Ltd.	900	28,345
AOKI Holdings Inc.	2,700	15,350
Arcland Sakamoto Co. Ltd.	2,700	37,597
Autobacs Seven Co. Ltd.	5,400	75,224
Bic Camera Inc.	8,100	78,705
DCM Holdings Co. Ltd.	9,900	95,463
EDION Corp.	6,300	61,210
Geo Holdings Corp.	2,700	29,188
IDOM Inc.	4,500	38,242
JINS Holdings Inc.	900	58,705
Joshin Denki Co. Ltd.	1,800	41,182
Joyful Honda Co. Ltd.	4,500	57,370
Keiyo Co. Ltd.	2,700	19,624
Kohnan Shoji Co. Ltd.	1,800	59,343
Kojima Co. Ltd.	2,700	15,979
Komeri Co. Ltd.	2,700	61,912
K’s Holdings Corp.	14,400	157,402
Nafco Co. Ltd.	900	14,873
Nextage Co. Ltd.	3,600	71,565
Nishimatsuya Chain Co. Ltd.	2,700	32,446
Nojima Corp.	2,700	66,476
PAL GROUP Holdings Co. Ltd.	1,800	27,369
Sanrio Co. Ltd.(a)	3,600	71,376
Shimamura Co. Ltd.	1,800	158,653
T-Gaia Corp.	1,800	32,168
United Arrows Ltd.(a)	1,800	28,964
VT Holdings Co. Ltd.	6,300	30,831
World Co. Ltd.(a)	1,800	22,780
Xebio Holdings Co. Ltd.	1,800	18,058
Yellow Hat Ltd.	2,700	47,779

		1,583,581

Technology Hardware, Storage & Peripherals — 0.9%
Eizo Corp.	1,800	69,503
Elecom Co. Ltd.	3,600	58,244
Konica Minolta Inc.	36,900	187,271
Maxell Holdings Ltd.(a)	3,600	42,323
MCJ Co. Ltd.	5,400	60,171
Riso Kagaku Corp.	1,800	38,056
Sun Corp.	900	27,855
Toshiba TEC Corp.	1,800	77,000
Wacom Co. Ltd.	11,700	76,183

		636,606

Textiles, Apparel & Luxury Goods — 1.1%
Asics Corp.	12,600	267,054
Descente Ltd.(a)	2,700	79,156
Fujibo Holdings Inc.	900	34,677
Goldwin Inc.	1,800	110,046
Gunze Ltd.	900	36,444
Japan Wool Textile Co. Ltd. (The)	3,600	33,630
Onward Holdings Co. Ltd.	8,100	21,258

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Seiko Holdings Corp.	2,400	$47,631
Seiren Co. Ltd.	3,600	62,571
Wacoal Holdings Corp.	3,600	75,645
Yondoshi Holdings Inc.	900	14,348

		782,460

Thrifts & Mortgage Finance — 0.0%
Aruhi Corp.	2,700	32,847

Trading Companies & Distributors — 1.6%
Advan Group Co. Ltd.	900	7,429
Daiichi Jitsugyo Co. Ltd.	900	38,517
Hanwa Co. Ltd.	2,700	80,963
Inaba Denki Sangyo Co. Ltd.	3,600	88,181
Inabata & Co. Ltd.	3,600	55,070
Japan Pulp & Paper Co. Ltd.	900	30,622
Kamei Corp.	1,800	19,202
Kanamoto Co. Ltd.	2,700	61,698
Kanematsu Corp.	6,300	81,021
Nagase & Co. Ltd.	8,100	133,599
Nichiden Corp.	900	19,818
Nippon Steel Trading Corp.	944	43,125
Nishio Rent All Co. Ltd.	1,800	47,751
Sojitz Corp.	97,200	285,374
Trusco Nakayama Corp.	3,600	96,311
Wakita & Co. Ltd.	2,700	24,865
Yamazen Corp.	4,500	44,764
Yuasa Trading Co. Ltd.	900	24,296

		1,182,606

Transportation Infrastructure — 0.8%
Japan Airport Terminal Co. Ltd.(a)	5,400	245,143
Kamigumi Co. Ltd.	8,100	174,845
Mitsubishi Logistics Corp.	4,500	128,089
Sumitomo Warehouse Co. Ltd. (The)	4,500	73,131

		621,208

Wireless Telecommunication Services — 0.1%
Okinawa Cellular Telephone Co.	900	42,577

Total Common Stocks — 99.8% (Cost: $78,457,052)		73,155,955

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	30,000	30,000

Total Short-Term Investments — 0.0% (Cost: $30,000)		30,000

Total Investments in Securities — 99.8% (Cost: $78,487,052)		73,185,955

Other Assets, Less Liabilities — 0.2%		150,923

Net Assets — 100.0%		$ 73,336,878

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Japan Small-Cap ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$44,412	$—		$(44,384	)(b)	$(28)	$—	$—	—	$566	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	30,000	0	(b)	—		—	—	30,000	30,000	12		—

						$(28)	$—	$30,000		$578		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	9	09/09/21	$161	$4,701

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$4,701

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$55,975

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(498)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$376,074

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Japan Small-Cap ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$789,833	$72,366,122	$—	$73,155,955
Money Market Funds	30,000	—	—	30,000

	$819,833	$72,366,122	$—	$73,185,955

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$4,701	$—	$4,701

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments August 31, 2021	iShares® MSCI Malaysia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 34.6%
AMMB Holdings Bhd	4,391,137	$3,200,660
CIMB Group Holdings Bhd	15,672,112	18,514,736
Hong Leong Bank Bhd	1,565,840	7,224,636
Hong Leong Financial Group Bhd	551,000	2,416,622
Malayan Banking Bhd	9,618,381	19,431,004
Public Bank Bhd	35,051,000	35,244,931
RHB Bank Bhd	4,349,102	5,852,791

		91,885,380

Beverages — 0.8%
Fraser & Neave Holdings Bhd	308,500	2,071,286

Chemicals — 4.3%
Petronas Chemicals Group Bhd	5,783,700	11,543,521

Diversified Telecommunication Services — 1.5%
Telekom Malaysia Bhd	2,732,500	4,023,818

Electric Utilities — 5.2%
Tenaga Nasional Bhd	5,514,812	13,878,325

Energy Equipment & Services — 2.3%
Dialog Group Bhd	9,518,854	6,090,070

Food Products — 11.8%
IOI Corp. Bhd	6,063,730	6,009,759
Kuala Lumpur Kepong Bhd	1,040,500	5,346,423
Nestle Malaysia Bhd	169,300	5,486,878
PPB Group Bhd	1,541,519	6,867,677
QL Resources Bhd	2,634,750	3,523,986
Sime Darby Plantation Bhd	4,140,755	4,014,251

		31,248,974

Gas Utilities — 2.9%
Petronas Gas Bhd	1,906,000	7,702,863

Health Care Equipment & Supplies — 9.4%
Hartalega Holdings Bhd(a)	4,130,400	7,332,776
Kossan Rubber Industries	3,069,700	2,289,168
Supermax Corp. Bhd(a)	3,608,553	2,864,620
Top Glove Corp. Bhd(a)	12,850,700	12,365,360

		24,851,924

Health Care Providers & Services — 2.5%
IHH Healthcare Bhd	4,230,200	6,508,131

Hotels, Restaurants & Leisure — 4.3%
Genting Bhd	5,139,100	6,243,073
Genting Malaysia Bhd	7,148,600	5,109,399

		11,352,472

Security	Shares	Value

Industrial Conglomerates — 2.6%
HAP Seng Consolidated Bhd	1,500,800	$3,068,073
Sime Darby Bhd	6,546,855	3,713,531

		6,781,604

Marine — 2.1%
MISC Bhd	3,222,620	5,591,449

Metals & Mining — 3.8%
Press Metal Aluminium Holdings Bhd	7,777,600	10,103,209

Oil, Gas & Consumable Fuels — 1.3%
Petronas Dagangan Bhd	717,400	3,452,223

Transportation Infrastructure — 2.5%
Malaysia Airports Holdings Bhd(b)	2,593,900	4,137,012
Westports Holdings Bhd	2,470,000	2,614,385

		6,751,397

Wireless Telecommunication Services — 7.9%
Axiata Group Bhd	6,616,300	6,592,055
DiGi.Com Bhd	7,495,100	7,921,322
Maxis Bhd	5,656,000	6,381,198

		20,894,575

Total Common Stocks — 99.8% (Cost: $149,229,233)		264,731,221

Short-Term Investments

Money Market Funds — 3.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	8,500,904	8,505,154
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	360,000	360,000

		8,865,154

Total Short-Term Investments — 3.3% (Cost: $8,863,537)		8,865,154

Total Investments in Securities — 103.1% (Cost: $158,092,770)		273,596,375

Other Assets, Less Liabilities — (3.1)%		(8,297,310)

Net Assets — 100.0%		$265,299,065

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Malaysia ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL
Agency Shares	$10,675,467	$—		$(2,167,338	)(a)	$(2,621)	$(354)	$8,505,154	8,500,904	$1,330,149	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	140,000	220,000	(a)	—		—	—	360,000	360,000	68		—

						$(2,621)	$(354)	$8,865,154		$1,330,217		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	6	09/17/21	$390	$(7,483)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$7,483

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$42,696

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(7,483)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$754,070

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Malaysia ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$133,465,987	$131,265,234	$—	$264,731,221
Money Market Funds	8,865,154	—	—	8,865,154

	$142,331,141	$131,265,234	$—	$273,596,375

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(7,483)	$—	$—	$(7,483)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® MSCI Pacific ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 59.8%
Afterpay Ltd.(a)	265,464	$25,821,525
AGL Energy Ltd.	735,694	3,461,257
Ampol Ltd.	292,612	5,876,474
APA Group	1,454,244	9,737,720
Aristocrat Leisure Ltd.	702,727	23,323,984
ASX Ltd.	236,727	15,151,020
Aurizon Holdings Ltd.	2,216,910	6,099,234
AusNet Services Ltd.	2,305,247	3,255,764
Australia & New Zealand Banking Group Ltd.	3,479,509	70,425,933
BHP Group Ltd.	3,602,166	119,183,466
BlueScope Steel Ltd.	616,051	11,262,841
Brambles Ltd.	1,767,146	15,620,307
Cochlear Ltd.	80,959	13,751,412
Coles Group Ltd.	1,631,120	21,526,264
Commonwealth Bank of Australia	2,169,353	158,063,658
Computershare Ltd.	670,044	8,051,637
Crown Resorts Ltd.(a)	446,512	3,028,567
CSL Ltd.	556,518	126,575,954
Dexus	1,315,194	10,234,860
Domino’s Pizza Enterprises Ltd.	74,254	8,485,561
Endeavour Group Ltd./Australia(a)	1,657,544	8,851,804
Evolution Mining Ltd.	2,216,179	6,323,348
Fortescue Metals Group Ltd.	2,070,715	31,568,572
Goodman Group	2,033,121	34,339,656
GPT Group (The)	2,349,843	8,319,048
Insurance Australia Group Ltd.	3,017,007	11,520,327
James Hardie Industries PLC	543,273	20,939,867
Lendlease Corp. Ltd.	846,569	7,355,930
Macquarie Group Ltd.	420,311	51,013,375
Magellan Financial Group Ltd.	168,556	5,315,699
Medibank Pvt Ltd.	3,376,956	8,749,034
Mirvac Group	4,853,124	11,052,437
National Australia Bank Ltd.	4,033,605	81,322,063
Newcrest Mining Ltd.	999,376	18,043,512
Northern Star Resources Ltd.	1,351,517	9,614,605
Oil Search Ltd.	2,419,095	6,555,168
Orica Ltd.	497,253	4,757,536
Origin Energy Ltd.	2,176,504	7,035,104
Qantas Airways Ltd.(a)	1,147,675	4,249,499
QBE Insurance Group Ltd.	1,813,236	15,603,397
Ramsay Health Care Ltd.	223,900	11,242,646
REA Group Ltd.	64,621	7,232,271
Reece Ltd.	355,457	5,409,621
Rio Tinto Ltd.	453,921	36,933,325
Santos Ltd.	2,292,443	10,048,514
Scentre Group	6,346,758	13,200,440
Seek Ltd.	410,726	9,729,282
Sonic Healthcare Ltd.	555,181	17,576,615
South32 Ltd.	5,770,172	13,150,471
Stockland	2,942,136	9,914,676
Suncorp Group Ltd.	1,568,803	14,274,583
Sydney Airport(a)	1,634,177	9,486,638
Tabcorp Holdings Ltd.	2,732,675	9,517,621
Telstra Corp. Ltd.	5,090,064	14,270,318
Transurban Group	3,348,141	34,654,157
Treasury Wine Estates Ltd.	885,737	8,157,883
Vicinity Centres	4,613,467	5,824,306
Washington H Soul Pattinson & Co. Ltd.	133,133	3,471,248

Security	Shares	Value

Australia (continued)
Wesfarmers Ltd.	1,386,452	$60,555,323
Westpac Banking Corp.	4,485,928	84,396,152
WiseTech Global Ltd.	178,798	6,284,949
Woodside Petroleum Ltd.	1,178,259	16,661,177
Woolworths Group Ltd.	1,550,075	47,184,202

		1,460,643,837

China — 0.7%
Chow Tai Fook Jewellery Group Ltd.	2,445,600	4,947,427
Futu Holdings Ltd., ADR(a)(b)	62,319	5,932,146
SITC International Holdings Co. Ltd.	1,640,000	7,148,358

		18,027,931

Hong Kong — 26.1%
AIA Group Ltd.	14,791,414	176,620,202
BOC Hong Kong Holdings Ltd.	4,525,000	13,693,429
Budweiser Brewing Co. APAC Ltd.(c)	2,120,500	5,298,546
CK Asset Holdings Ltd.	2,452,732	15,972,418
CK Hutchison Holdings Ltd.	3,300,732	24,062,677
CK Infrastructure Holdings Ltd.	817,708	4,957,800
CLP Holdings Ltd.	2,008,000	20,071,808
ESR Cayman Ltd.(a)(c)	2,449,200	7,461,212
Galaxy Entertainment Group Ltd.(a)	2,661,000	17,061,252
Hang Lung Properties Ltd.	2,501,736	6,007,747
Hang Seng Bank Ltd.	935,100	16,717,127
Henderson Land Development Co. Ltd.	1,791,442	8,105,269
HK Electric Investments & HK Electric Investments Ltd., Class SS	3,278,500	3,260,808
HKT Trust & HKT Ltd., Class SS	4,669,338	6,367,059
Hong Kong & China Gas Co. Ltd.	13,690,253	22,010,622
Hong Kong Exchanges & Clearing Ltd.	1,472,800	93,042,739
Hongkong Land Holdings Ltd.(b)	1,447,000	6,071,528
Jardine Matheson Holdings Ltd.	264,700	14,354,506
Link REIT	2,545,686	23,406,060
Melco Resorts & Entertainment Ltd., ADR(a)	264,328	3,637,153
MTR Corp. Ltd.	1,889,786	10,638,674
New World Development Co. Ltd.	1,863,480	8,765,129
Power Assets Holdings Ltd.	1,711,500	10,741,414
Sands China Ltd.(a)	2,989,600	9,604,386
Sino Land Co. Ltd.	4,080,800	6,009,858
SJM Holdings Ltd.(a)	2,432,000	2,116,364
Sun Hung Kai Properties Ltd.	1,594,500	22,488,784
Swire Pacific Ltd., Class A	617,500	4,180,368
Swire Properties Ltd.	1,430,600	3,866,509
Techtronic Industries Co. Ltd.	1,681,207	37,208,842
WH Group Ltd.(b)(c)	11,805,500	10,239,690
Wharf Real Estate Investment Co. Ltd.	2,041,600	10,110,414
Wynn Macau Ltd.(a)(b)	1,947,600	2,194,427
Xinyi Glass Holdings Ltd.	2,240,000	9,413,005

		635,757,826

Malta — 0.0%
BGP Holdings PLC, NVS(d)	27,004,595	319

New Zealand — 2.8%
a2 Milk Co. Ltd. (The)(a)(b)	909,037	3,869,881
Auckland International Airport Ltd.(a)	1,530,631	7,776,443
Fisher & Paykel Healthcare Corp. Ltd.	704,909	16,451,105
Mercury NZ Ltd.	832,896	3,904,823
Meridian Energy Ltd.	1,578,888	5,831,456
Ryman Healthcare Ltd.	504,729	5,511,907
Spark New Zealand Ltd.	2,288,541	7,858,199

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Pacific ex Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

New Zealand (continued)
Xero Ltd.(a)	162,620	$17,986,309

		69,190,123

Singapore — 8.7%
Ascendas REIT	3,968,480	8,956,922
CapitaLand Integrated Commercial Trust	5,547,418	8,472,768
CapitaLand Ltd.	3,226,300	9,572,357
City Developments Ltd.(b)	504,900	2,562,116
DBS Group Holdings Ltd.	2,210,900	49,022,449
Genting Singapore Ltd.	7,394,200	4,190,135
Keppel Corp. Ltd.	1,780,900	6,865,473
Mapletree Commercial Trust	2,652,700	3,996,228
Mapletree Logistics Trust	3,580,354	5,385,812
Oversea-Chinese Banking Corp. Ltd.	4,111,624	34,794,239
Singapore Airlines Ltd.(a)(b)	1,638,450	6,142,276
Singapore Exchange Ltd.	905,600	6,646,888
Singapore Technologies Engineering Ltd.	1,924,200	5,388,511
Singapore Telecommunications Ltd.	10,097,028	17,382,509
United Overseas Bank Ltd.	1,441,400	27,287,538
UOL Group Ltd.	567,800	2,946,756
Venture Corp. Ltd.	341,200	4,849,578
Wilmar International Ltd.	2,349,000	7,213,777

		211,676,332

Taiwan — 1.2%
Sea Ltd., ADR(a)(b)	84,238	28,499,400

Total Common Stocks — 99.3% (Cost: $2,226,402,200)		2,423,795,768

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(e)(f)(g)	24,739,380	$24,751,750
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	930,000	930,000

		25,681,750

Total Short-Term Investments — 1.1% (Cost: $25,679,765)		25,681,750

Total Investments in Securities — 100.4% (Cost: $2,252,081,965)		2,449,477,518

Other Assets, Less Liabilities — (0.4)%		(8,713,793)

Net Assets — 100.0%		$2,440,763,725

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$45,230,315	$—		$(20,464,067	)(a)	$(3,811)	$(10,687)	$24,751,750	24,739,380	$96,568	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	660,000	270,000	(a)	—		—	—	930,000	930,000	490		—

						$(3,811)	$(10,687)	$25,681,750		$97,058		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
ASX SPI 200 Index	93	09/16/21	$12,653	$54,872

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Pacific ex Japan ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
MSCI Singapore Index	213	09/29/21	$ 5,557	$(108,357)

				$(53,485)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$54,872

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$108,357

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$1,679,644

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(32,390)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$12,671,079

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Pacific ex Japan ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$46,920,503	$2,376,874,946	$319	$2,423,795,768
Money Market Funds	25,681,750	—	—	25,681,750

	$72,602,253	$2,376,874,946	$319	$2,449,477,518

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$54,872	$—	$54,872
Liabilities
Futures Contracts	—	(108,357)	—	(108,357)

	$—	$(53,485)	$—	$(53,485)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® MSCI Singapore ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.4%
Singapore Technologies Engineering Ltd.	7,572,100	$21,204,837

Airlines — 3.8%
Singapore Airlines Ltd.(a)(b)	6,283,567	23,556,046

Banks — 44.8%
DBS Group Holdings Ltd.	5,576,000	123,637,059
Oversea-Chinese Banking Corp. Ltd.	10,199,550	86,312,750
United Overseas Bank Ltd.	3,542,200	67,058,358

		277,008,167

Capital Markets — 4.1%
Singapore Exchange Ltd.	3,478,000	25,527,692

Diversified Telecommunication Services — 4.4%
Singapore Telecommunications Ltd.	15,895,668	27,365,141

Electronic Equipment, Instruments & Components — 3.3%
Venture Corp. Ltd.	1,411,300	20,059,231

Entertainment — 4.7%
Sea Ltd., ADR(a)(b)	85,990	29,092,137

Equity Real Estate Investment Trusts (REITs) — 12.9%
Ascendas REIT(b)	12,191,794	27,517,073
CapitaLand Integrated Commercial Trust	8,275,423	12,639,346
Mapletree Commercial Trust	11,763,100	17,720,822
Mapletree Logistics Trust(b)	14,391,878	21,649,240

		79,526,481

Food Products — 3.8%
Wilmar International Ltd.	7,548,700	23,182,053

Hotels, Restaurants & Leisure — 2.9%
Genting Singapore Ltd.	31,885,342	18,068,740

Security	Shares	Value

Industrial Conglomerates — 4.1%
Keppel Corp. Ltd.	6,548,000	$25,242,921

Real Estate Management & Development — 7.1%
CapitaLand Ltd.	5,138,900	15,246,997
City Developments Ltd.(b)	2,716,700	13,785,899
UOL Group Ltd.(b)	2,869,900	14,894,144

		43,927,040

Total Common Stocks — 99.3% (Cost: $590,954,076)		613,760,486

Short-Term Investments

Money Market Funds — 3.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	20,454,470	20,464,697
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	300,000	300,000

		20,764,697

Total Short-Term Investments — 3.3% (Cost: $20,762,691)		20,764,697

Total Investments in Securities — 102.6% (Cost: $611,716,767)		634,525,183
Other Assets, Less Liabilities — (2.6)%		(16,287,163)

Net Assets — 100.0%		$618,238,020

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$35,870,668	$—		$(15,388,239	)(a)	$(18,543)	$811	$20,464,697	20,454,470	$118,532	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	200,000	100,000	(a)	—		—	—	300,000	300,000	170		—

						$(18,543)	$811	$20,764,697		$118,702		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Singapore ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Singapore Index	174	09/29/21	$4,540	$(80,221)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$80,221

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$323,101

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(35,264)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,647,469

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$29,092,137	$584,668,349	$—	$613,760,486
Money Market Funds	20,764,697	—	—	20,764,697

	$49,856,834	$584,668,349	$—	$634,525,183

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(80,221)	$—	$(80,221)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® MSCI Taiwan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Auto Components — 0.4%
Cheng Shin Rubber Industry Co. Ltd.	23,262,670	$31,232,199

Banks — 9.4%
Chang Hwa Commercial Bank Ltd.(a)	63,593,840	37,835,963
CTBC Financial Holding Co. Ltd.	131,758,325	109,205,898
E.Sun Financial Holding Co. Ltd.(a)	95,269,793	91,325,087
First Financial Holding Co. Ltd.	87,073,123	71,913,455
Hua Nan Financial Holdings Co. Ltd.	79,215,915	59,692,381
Mega Financial Holding Co. Ltd.(a)	82,786,271	97,914,715
Shanghai Commercial & Savings Bank Ltd. (The)	33,814,306	54,880,203
SinoPac Financial Holdings Co. Ltd.	106,106,724	54,485,672
Taishin Financial Holding Co. Ltd.(a)	97,944,706	68,338,315
Taiwan Cooperative Financial Holding Co. Ltd.(a)	81,552,412	65,705,201

		711,296,890

Chemicals — 4.3%
Formosa Chemicals & Fibre Corp.	27,984,610	84,770,280
Formosa Plastics Corp.	30,322,518	111,961,530
Nan Ya Plastics Corp.	38,420,938	124,159,138

		320,890,948

Communications Equipment — 0.6%
Accton Technology Corp.(a)	4,664,000	47,252,617

Construction Materials — 1.5%
Asia Cement Corp.(a)	25,584,136	41,413,056
Taiwan Cement Corp.(a)	41,976,646	73,290,812

		114,703,868

Diversified Financial Services — 2.4%
Chailease Holding Co. Ltd.(a)	11,016,017	105,678,981
Yuanta Financial Holding Co. Ltd.	83,952,657	75,626,535

		181,305,516

Diversified Telecommunication Services — 1.5%
Chunghwa Telecom Co. Ltd.	27,984,648	113,204,603

Electrical Equipment — 0.0%
Ya Hsin Industrial Co. Ltd.(b)	6,845,461	2

Electronic Equipment, Instruments & Components — 13.1%
AU Optronics Corp.(a)	80,454,830	50,726,225
Delta Electronics Inc.(a)	13,992,180	136,297,094
Foxconn Technology Co. Ltd.(a)	13,992,499	33,370,550
Hon Hai Precision Industry Co. Ltd.	83,952,002	335,246,240
Innolux Corp.(a)	85,118,873	52,723,346
Largan Precision Co. Ltd.(a)	745,794	71,906,172
Nan Ya Printed Circuit Board Corp.(a)	3,356,000	50,785,926
Pacific Electric Wire & Cable Co. Ltd.(b)	197	0	(c)
Synnex Technology International Corp.	18,597,364	36,072,771
Unimicron Technology Corp.(a)	12,826,000	67,974,925
Walsin Technology Corp.(a)	4,154,000	26,932,196
WPG Holdings Ltd.(a)	22,154,604	38,645,826
Yageo Corp.(a)	3,311,125	57,005,855
Zhen Ding Technology Holding Ltd.(a)	8,162,072	29,171,545

		986,858,671

Food & Staples Retailing — 0.7%
President Chain Store Corp.(a)	5,383,215	55,428,617

Food Products — 1.3%
Uni-President Enterprises Corp.(a)	36,146,189	94,207,567

Security	Shares	Value

Household Durables — 0.5%
Nien Made Enterprise Co. Ltd.	2,332,000	$34,769,366

Industrial Conglomerates — 0.5%
Far Eastern New Century Corp.	36,078,843	39,060,919

Insurance — 5.7%
Cathay Financial Holding Co. Ltd.(a)	60,632,315	130,212,657
China Development Financial Holding Corp.(a)	132,924,508	67,932,820
China Life Insurance Co. Ltd.	33,814,307	35,188,479
Fubon Financial Holding Co. Ltd.	50,138,515	153,576,098
Shin Kong Financial Holding Co. Ltd.(a)	136,422,273	46,744,241

		433,654,295

Internet & Direct Marketing Retail — 0.1%
momo.com Inc.	162,000	10,025,078

Leisure Products — 0.6%
Giant Manufacturing Co. Ltd.(a)	3,498,590	42,284,005

Machinery — 1.0%
Airtac International Group	1,288,000	39,205,897
Hiwin Technologies Corp.(a)	3,073,390	35,998,337

		75,204,234

Marine — 1.9%
Evergreen Marine Corp. Taiwan Ltd.	20,988,533	102,456,322
Wan Hai Lines Ltd.	2,332,000	20,865,276
Yang Ming Marine Transport Corp.(d)	4,664,000	22,340,660

		145,662,258

Metals & Mining — 1.7%
China Steel Corp.(a)	90,948,977	124,933,236

Oil, Gas & Consumable Fuels — 0.6%
Formosa Petrochemical Corp.(a)	12,768,950	45,012,299

Pharmaceuticals — 0.3%
Oneness Biotech Co. Ltd.(a)(d)	3,498,000	24,360,474

Real Estate Management & Development — 0.5%
Ruentex Development Co. Ltd.(a)	16,324,614	40,768,570

Semiconductors & Semiconductor Equipment — 39.1%
ASE Technology Holding Co. Ltd.(a)	25,652,432	118,128,742
ASMedia Technology Inc.(a)	422,000	31,477,206
Globalwafers Co. Ltd.(a)	2,133,000	66,656,439
MediaTek Inc.(a)	9,967,175	323,207,796
Nanya Technology Corp.(a)	15,158,000	36,145,431
Novatek Microelectronics Corp.(a)	4,847,544	78,227,685
Phison Electronics Corp.(a)	2,332,698	35,750,913
Powertech Technology Inc.	9,328,036	37,801,682
Realtek Semiconductor Corp.	3,977,063	79,265,675
Silergy Corp.	674,000	96,394,457
Taiwan Semiconductor Manufacturing Co. Ltd.	78,582,882	1,723,732,897
United Microelectronics Corp.(a)	85,118,501	192,872,614
Vanguard International Semiconductor Corp.(a)	9,333,000	49,643,836
Win Semiconductors Corp.(a)	3,498,000	41,513,037
Winbond Electronics Corp.(a)	41,976,000	44,489,013

		2,955,307,423

Specialty Retail — 0.7%
Hotai Motor Co. Ltd.(a)	2,628,000	55,126,389

Technology Hardware, Storage & Peripherals — 7.1%
Acer Inc.(a)	35,146,737	31,897,872
Advantech Co. Ltd.(a)	3,807,827	53,018,258

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Taiwan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Asustek Computer Inc.(a)	5,830,857	$68,068,173
Catcher Technology Co. Ltd.(a)	6,938,743	41,733,284
Compal Electronics Inc.(a)	48,972,554	40,413,722
Inventec Corp.(a)	37,312,868	32,641,918
Lite-On Technology Corp.	20,988,071	46,278,923
Micro-Star International Co. Ltd.(a)	7,675,000	36,009,733
Pegatron Corp.(a)	18,656,037	43,567,347
Quanta Computer Inc.(a)	23,320,240	65,951,054
Wistron Corp.(a)	34,980,921	34,549,173
Wiwynn Corp.(a)	1,166,000	40,705,783

		534,835,240

Textiles, Apparel & Luxury Goods — 1.6%
Eclat Textile Co. Ltd.	2,274,601	45,716,086
Feng TAY Enterprise Co. Ltd.	5,147,747	40,067,037
Pou Chen Corp.	31,482,103	37,393,067

		123,176,190

Transportation Infrastructure — 0.4%
Taiwan High Speed Rail Corp.	30,316,000	33,022,291

Wireless Telecommunication Services — 1.3%
Far EasTone Telecommunications Co. Ltd.	17,490,259	38,911,930
Taiwan Mobile Co. Ltd.	15,100,609	55,033,161

		93,945,091

Total Common Stocks — 98.8% (Cost: $3,373,559,071)		7,467,528,856

Security	Shares	Value

Short-Term Investments

Money Market Funds — 11.7%
BlackRock Cash Funds: Institutional, SL Agency
Shares, 0.06%(e)(f)(g)	836,025,135	$836,443,148
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	46,300,000	46,300,000

		882,743,148

Total Short-Term Investments — 11.7% (Cost: $882,683,914)		882,743,148

Total Investments in Securities — 110.5% (Cost: $4,256,242,985)		8,350,272,004

Other Assets, Less Liabilities — (10.5)%		(795,207,803)

Net Assets — 100.0%		$7,555,064,201

(a)	All or a portion of this security is on loan.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Rounds to less than $1.
(d)	Non-income producing security.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$201,949,066	$634,621,335	(a)	$—	$(64,164)	$(63,089)	$836,443,148	836,025,135	$5,521,773	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	18,470,000	27,830,000	(a)	—	—	—	46,300,000	46,300,000	3,538		—

					$(64,164)	$(63,089)	$882,743,148		$5,525,311		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
FTSE Taiwan Index	1,352	09/29/21	$81,796	$2,591,249

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Taiwan ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$2,591,249

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$2,289,913

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$3,072,310

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$28,391,892

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$125,109,721	$7,342,419,133	$2	$7,467,528,856
Money Market Funds	882,743,148	—	—	882,743,148

	$1,007,852,869	$7,342,419,133	$2	$8,350,272,004

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$2,591,249	$—	$2,591,249

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments August 31, 2021	iShares® MSCI Thailand ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.3%
Asia Aviation PCL, NVDR(a)(b)	6,123,900	$527,995
Bangkok Airways PCL, NVDR(a)	1,665,900	614,757

		1,142,752

Auto Components — 0.6%
Sri Trang Agro-Industry PCL, NVDR	2,113,745	2,490,541

Banks — 2.9%
Kiatnakin Phatra Bank PCL, NVDR	484,273	844,269
Krung Thai Bank PCL, NVDR	8,013,800	2,779,903
Siam Commercial Bank PCL (The), NVDR	1,947,000	6,423,135
Thanachart Capital PCL, NVDR	668,800	761,603
Tisco Financial Group PCL, NVDR(b)	460,500	1,341,587

		12,150,497

Beverages — 1.5%
Carabao Group PCL, NVDR(b)	688,100	2,987,626
Osotspa PCL, NVDR	2,755,700	3,118,322

		6,105,948

Building Products — 0.2%
Dynasty Ceramic PCL, NVDR	9,418,640	900,005

Capital Markets — 0.6%
Bangkok Commercial Asset Management PCL, NVDR(b)	4,077,100	2,351,219

Chemicals — 4.5%
Eastern Polymer Group PCL, NVDR	2,263,000	884,082
Indorama Ventures PCL, NVDR(b)	3,863,210	5,236,618
PTT Global Chemical PCL, NVDR	5,170,707	10,253,893
TOA Paint Thailand PCL, NVDR	1,397,700	1,484,195
Vinythai PCL, NVDR	539,700	632,085

		18,490,873

Construction & Engineering — 0.6%
CH Karnchang PCL, NVDR(b)	2,526,200	1,558,237
Sino-Thai Engineering & Construction PCL, NVDR(b)	2,440,728	1,013,319

		2,571,556

Construction Materials — 6.5%
Siam Cement PCL (The), NVDR	1,789,000	23,849,864
Siam City Cement PCL, NVDR	204,100	1,073,294
Tipco Asphalt PCL, NVDR(b)	1,629,000	934,426
TPI Polene PCL, NVDR	13,156,200	734,449

		26,592,033

Consumer Finance — 3.6%
AEON Thana Sinsap Thailand PCL, NVDR(b)	199,700	1,225,092
JMT Network Services PCL, NVDR(b)	1,001,600	1,419,603
Krungthai Card PCL, NVDR	2,069,800	4,250,458
Muangthai Capital PCL, NVDR(b)	1,701,800	3,414,104
Ratchthani Leasing PCL, NVDR	5,231,627	719,987
Srisawad Corp. PCL, NVDR(b)	1,732,160	3,851,729

		14,880,973

Containers & Packaging — 1.7%
Polyplex Thailand PCL, NVDR	613,200	494,408
SCG Packaging PCL, NVDR	2,953,900	6,412,904

		6,907,312

Diversified Telecommunication Services — 0.9%
Jasmine International PCL, NVDR(b)	9,854,168	891,888
True Corp. PCL, NVDR(b)	26,786,518	2,759,022

		3,650,910

Security	Shares	Value

Electronic Equipment, Instruments & Components — 5.3%
Delta Electronics Thailand PCL, NVDR	715,200	$12,950,397
Hana Microelectronics PCL, NVDR	1,292,200	2,824,424
Jay Mart PCL, NVDR(b)	1,056,900	1,252,253
KCE Electronics PCL, NVDR(b)	1,894,300	4,491,310
Synnex Thailand PCL, NVDR(b)	592,500	472,873

		21,991,257

Entertainment — 0.4%
Major Cineplex Group PCL, NVDR(a)(b)	1,237,100	802,153
RS PCL, NVDR(a)(b)	1,119,100	693,881

		1,496,034

Food & Staples Retailing — 7.3%
Berli Jucker PCL, NVDR(b)	2,757,700	3,098,830
CP ALL PCL, NVDR	13,392,300	26,999,245

		30,098,075

Food Products — 3.7%
Charoen Pokphand Foods PCL, NVDR	8,887,800	7,446,701
GFPT PCL, NVDR(b)	1,152,700	442,955
Ichitan Group PCL, NVDR(b)	1,178,200	442,507
Khon Kaen Sugar Industry PCL, NVDR(a)(b)	3,499,278	401,685
R&B Food Supply PCL, NVDR(b)	1,149,100	726,920
Taokaenoi Food & Marketing PCL, Class R, NVDR(b)	1,095,500	252,790
Thai Union Group PCL, NVDR	6,566,700	4,054,210
Thai Vegetable Oil PCL, NVDR	1,024,353	1,033,373
Thaifoods Group PCL, NVDR(b)	2,547,400	368,225

		15,169,366

Health Care Equipment & Supplies — 0.6%
Sri Trang Gloves Thailand PCL, NVDR(b)	2,293,900	2,633,190

Health Care Providers & Services — 6.1%
Bangkok Chain Hospital PCL, NVDR	3,145,825	2,193,900
Bangkok Dusit Medical Services PCL, NVDR	21,869,800	15,864,170
Bumrungrad Hospital PCL, NVDR(b)	1,093,476	4,507,073
Chularat Hospital PCL, NVDR	11,387,100	1,306,059
Thonburi Healthcare Group PCL, NVDR	1,171,900	1,136,179

		25,007,381

Hotels, Restaurants & Leisure — 2.9%
Asset World Corp. PCL, NVDR(a)	18,348,700	2,464,831
Central Plaza Hotel PCL, NVDR(a)(b)	928,900	957,138
Minor International PCL, NVDR(a)	7,149,810	7,261,790
MK Restaurants Group PCL, NVDR	734,800	1,219,633

		11,903,392

Independent Power and Renewable Electricity Producers — 8.6%
Absolute Clean Energy PCL, NVDR(b)	4,694,000	614,246
B Grimm Power PCL, NVDR	1,793,700	2,572,092
Banpu Power PCL, NVDR(b)	1,747,600	1,034,872
BCPG PCL, NVDR(b)	1,818,150	834,272
CK Power PCL, NVDR	4,661,360	808,833
Electricity Generating PCL, NVDR	603,700	3,387,620
Energy Absolute PCL, NVDR	3,422,000	6,947,686
Global Power Synergy PCL, NVDR(b)	1,616,800	4,172,454
Gulf Energy Development PCL, NVDR	6,727,700	8,708,402
Gunkul Engineering PCL, NVDR(b)	9,190,322	1,350,289
Ratch Group PCL, NVDR(b)	1,829,100	2,680,296
SPCG PCL, NVDR	1,089,700	611,916
Super Energy Corp. PCL, NVDR(b)	37,434,950	1,125,887
TPI Polene Power PCL, NVDR(b)	5,839,800	796,969

		35,645,834

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Thailand ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates — 0.4%
Thoresen Thai Agencies PCL, NVDR	3,135,000	$1,612,100

Insurance — 0.5%
Bangkok Life Assurance PCL, NVDR	1,174,900	1,001,741
TQM Corp. PCL, NVDR(b)	307,900	1,117,069

		2,118,810

Marine — 0.6%
Precious Shipping PCL, NVDR	1,793,600	1,282,774
Regional Container Lines PCL, NVDR	761,800	1,404,235

		2,687,009

Media — 0.6%
Plan B Media PCL, NVDR	4,434,100	850,603
VGI PCL, NVDR(b)	7,912,600	1,543,587

		2,394,190

Multiline Retail — 1.1%
Central Retail Corp. PCL, NVDR(b)	4,149,734	4,402,979

Oil, Gas & Consumable Fuels — 14.5%
Bangchak Corp. PCL, NVDR(b)	2,368,600	1,981,843
Banpu PCL, NVDR(b)	9,372,700	3,197,832
Esso Thailand PCL, NVDR(a)(b)	2,385,100	583,176
IRPC PCL, NVDR(b)	25,777,400	3,175,592
Prima Marine PCL, NVDR(b)	2,334,500	506,598
PTT Exploration & Production PCL, NVDR	3,186,884	10,998,063
PTT Oil & Retail Business PCL, NVDR	6,880,800	6,447,992
PTT PCL, NVDR	22,929,100	27,155,705
Siamgas & Petrochemicals PCL, NVDR	1,246,300	444,234
Star Petroleum Refining PCL, NVDR(a)	3,962,500	1,079,396
Thai Oil PCL, NVDR	2,573,400	3,960,348

		59,530,779

Pharmaceuticals — 0.3%
Mega Lifesciences PCL, NVDR	800,600	1,215,809

Real Estate Management & Development — 6.3%
Amata Corp. PCL, NVDR(b)	1,967,600	1,146,837
AP Thailand PCL, NVDR	5,428,686	1,413,778
Bangkok Land PCL, NVDR(b)	26,139,600	875,848
Central Pattana PCL, NVDR	4,632,100	7,710,709
Land & Houses PCL, NVDR	19,185,400	4,846,903
MBK PCL, NVDR(a)	1,958,400	862,310
Origin Property PCL, NVDR	1,663,000	507,319
Pruksa Holding PCL, NVDR	1,758,900	720,094
Quality Houses PCL, NVDR	17,090,732	1,177,493
Sansiri PCL, NVDR(b)	27,162,037	1,076,646
SC Asset Corp. PCL, NVDR	3,328,704	330,276
Siam Future Development PCL, NVDR(b)	2,460,353	908,344
Singha Estate PCL, NVDR(a)(b)	7,195,400	477,410
Supalai PCL, NVDR	2,949,200	1,894,900
WHA Corp. PCL, NVDR(b)	18,855,040	1,905,811

		25,854,678

Road & Rail — 1.3%
BTS Group Holdings PCL, NVDR	18,114,500	5,281,478

Specialty Retail — 2.8%
Com7 PCL, NVDR	1,238,500	2,673,968
Dohome PCL, NVDR	1,345,210	1,054,004
Home Product Center PCL, NVDR	13,573,473	6,014,172
PTG Energy PCL, NVDR(b)	1,906,300	1,081,014
Singer Thailand PCL, NVDR(b)	619,200	762,843

		11,586,001

Security	Shares	Value

Transportation Infrastructure — 5.9%
Airports of Thailand PCL, NVDR	9,829,600	$19,421,110
Bangkok Aviation Fuel Services PCL, NVDR(a)(b)	437,200	369,618
Bangkok Expressway & Metro PCL, NVDR(b)	17,528,753	4,702,059

		24,492,787

Water Utilities — 0.5%
Eastern Water Resources Development and Management PCL, NVDR(b)	1,329,600	420,653
TTW PCL, NVDR(b)	3,223,366	1,190,043
WHA Utilities and Power PCL, NVDR(b)	2,618,800	355,863

		1,966,559

Wireless Telecommunication Services — 5.5%
Advanced Info Service PCL, NVDR	2,728,019	15,906,938
Intouch Holdings PCL, NVDR	2,574,000	6,826,077

		22,733,015

Total Common Stocks — 99.1% (Cost: $459,253,504)		408,055,342

Rights

Independent Power and Renewable Electricity Producers — 0.1%
Banpu Public Co., (Expires 09/15/21)(a)	3,042,233	566,304

Total Rights — 0.1% (Cost: $662,566)		566,304

Warrants

Electronic Equipment, Instruments & Components — 0.0%
Jay Mart PCL, (Expires 07/26/25)(a)	45,291	10,187

Road & Rail — 0.0%
BTS Group Holdings PCL (Expires 07/22/22)(a)	5,222,460	2
BTS Group Holdings PCL, (Expires 07/22/22)(a)	870,410	0	(c)

		2

Total Warrants — 0.0% (Cost: $0)		10,189

Short-Term Investments

Money Market Funds — 8.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	33,233,670	33,250,286
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	1,130,000	1,130,000

		34,380,286

Total Short-Term Investments — 8.4% (Cost: $34,375,643)		34,380,286

Total Investments in Securities — 107.6% (Cost: $494,291,713)		443,012,121

Other Assets, Less Liabilities — (7.6)%		(31,273,928)

Net Assets — 100.0%		$411,738,193

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Rounds to less than $1.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Thailand ETF

(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$20,275,791	$12,992,285	(a)	$—		$(15,082)	$(2,708)	$33,250,286	33,233,670	$2,056,057	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,411,000	—		(281,000	)(a)	—	—	1,130,000	1,130,000	409		—

						$(15,082)	$(2,708)	$34,380,286		$2,056,466		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	35	09/17/21	$2,274	$25,913

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$25,913

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$19,152

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(29,506)

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Thailand ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,674,885

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$17,164,066	$390,891,276	$—	$408,055,342
Rights	—	566,304	—	566,304
Warrants	10,187	2	—	10,189
Money Market Funds	34,380,286	—	—	34,380,286

	$51,554,539	$391,457,582	$—	$443,012,121

Derivative financial instruments(a)
Assets
Futures Contracts	$25,913	$—	$—	$25,913

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	49

Statements of Assets and Liabilities

August 31, 2021

	iShares MSCI Hong Kong ETF	iShares MSCI Japan Small-Cap ETF	iShares MSCI Malaysia ETF	iShares MSCI Pacific ex Japan ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,021,520,522	$73,155,955	$264,731,221	$2,423,795,768
Affiliated(c)	16,615,960	30,000	8,865,154	25,681,750
Cash	8,416	2,173	7,602	9,422
Foreign currency, at value(d)	170,402	19,801	162,393	6,687,616
Cash pledged:
Futures contracts	263,976	—	23,000	—
Foreign currency collateral pledged:
Futures contracts(e)	—	5,509	—	1,244,960
Receivables:
Investments sold	11,195,304	—	131,703	27,507,061
Securities lending income — Affiliated	608	—	53,353	416
Variation margin on futures contracts	—	2,466	5,700	—
Dividends	3,646,000	151,109	119,175	11,911,832

Total assets	1,053,421,188	73,367,013	274,099,301	2,496,838,825

LIABILITIES
Collateral on securities loaned, at value	14,915,960	—	8,508,942	24,784,078
Payables:
Investments purchased	10,554,338	—	190,071	30,286,412
Variation margin on futures contracts	4,752	—	—	24,618
Capital shares redeemed	3,730,606	—	—	—
Investment advisory fees	442,481	30,135	101,223	979,992

Total liabilities	29,648,137	30,135	8,800,236	56,075,100

NET ASSETS	$1,023,773,051	$73,336,878	$265,299,065	$2,440,763,725

NET ASSETS CONSIST OF:
Paid-in capital	$1,523,931,715	$90,079,908	$277,386,658	$2,798,663,239
Accumulated loss	(500,158,664)	(16,743,030)	(12,087,593)	(357,899,514)

NET ASSETS	$1,023,773,051	$73,336,878	$265,299,065	$2,440,763,725

Shares outstanding	39,675,000	900,000	9,975,000	47,700,000

Net asset value	$25.80	$81.49	$26.60	$51.17

Shares authorized	375 million	500 million	300 million	1 billion

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$14,062,605	$—	$8,051,172	$24,450,802
(b) Investments, at cost — Unaffiliated	$1,050,778,902	$78,457,052	$149,229,233	$2,226,402,200
(c) Investments, at cost — Affiliated	$16,615,960	$30,000	$8,863,537	$25,679,765
(d) Foreign currency, at cost	$170,116	$19,775	$160,362	$6,648,463
(e) Foreign currency collateral pledged, at cost	$—	$5,567	$—	$1,263,949

See notes to financial statements.

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

August 31, 2021

	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF	iShares MSCI Thailand ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$613,760,486	$7,467,528,856	$408,631,835
Affiliated(c)	20,764,697	882,743,148	34,380,286
Cash	501	8,109	3,781
Foreign currency, at value(d)	6,497,476	13,450,767	630,661
Cash pledged:
Futures contracts	—	5,112,000	129,000
Foreign currency collateral pledged:
Futures contracts(e)	334,977	—	—
Receivables:
Investments sold	7,252,405	62,142,398	4,520,523
Securities lending income — Affiliated	6,228	1,520,677	285,439
Variation margin on futures contracts	—	—	33,250
Dividends	803,307	54,726,810	1,378,757

Total assets	649,420,077	8,487,232,765	449,993,532

LIABILITIES
Collateral on securities loaned, at value	20,475,798	836,487,114	33,253,901
Payables:
Investments purchased	10,385,588	91,008,686	4,818,716
Variation margin on futures contracts	46,835	88,813	—
Investment advisory fees	273,836	3,558,946	182,722
Foreign taxes	—	1,025,005	—

Total liabilities	31,182,057	932,168,564	38,255,339

NET ASSETS	$618,238,020	$7,555,064,201	$411,738,193

NET ASSETS CONSIST OF:
Paid-in capital	$824,648,212	$3,449,403,097	$579,071,455
Accumulated earnings (loss)	(206,410,192)	4,105,661,104	(167,333,262)

NET ASSETS	$618,238,020	$7,555,064,201	$411,738,193

Shares outstanding	26,850,000	116,600,000	5,150,000

Net asset value	$23.03	$64.79	$79.95

Shares authorized	300 million	900 million	200 million

Par value	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$19,565,549	$784,792,087	$31,128,109
(b) Investments, at cost — Unaffiliated	$590,954,076	$3,373,559,071	$459,916,070
(c) Investments, at cost — Affiliated	$20,762,691	$882,683,914	$34,375,643
(d) Foreign currency, at cost	$6,458,267	$13,369,609	$622,681
(e) Foreign currency collateral pledged, at cost	$335,521	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Operations

Year Ended August 31, 2021

	iShares MSCI Hong Kong ETF	iShares MSCI Japan Small-Cap ETF	iShares MSCI Malaysia ETF	iShares MSCI Pacific ex Japan ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$35,291,172	$1,363,261	$12,052,975	$71,835,126
Dividends — Affiliated	405	12	68	490
Securities lending income — Affiliated — net	51,205	566	1,330,149	96,568
Foreign taxes withheld	—	(136,552)	—	(1,289,352)

Total investment income	35,342,782	1,227,287	13,383,192	70,642,832

EXPENSES
Investment advisory fees	6,373,469	334,610	1,619,334	10,653,264
Commitment fees	—	—	3,005	—
Miscellaneous	173	173	173	173

Total expenses	6,373,642	334,783	1,622,512	10,653,437

Net investment income	28,969,140	892,504	11,760,680	59,989,395

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	1,647,424	(3,399,158)	377,817	(48,487,159)
Investments — Affiliated	(7,548)	(28)	(2,621)	(3,811)
In-kind redemptions — Unaffiliated	53,490,717	(209,609)	—	76,268,696
Futures contracts	421,833	55,975	42,696	1,679,644
Foreign currency transactions	(4,581)	(8,432)	(400,304)	(710,145)

Net realized gain (loss)	55,547,845	(3,561,252)	17,588	28,747,225

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	120,373,505	13,426,450	1,068,065	325,070,035
Investments — Affiliated	2,110	—	(354)	(10,687)
Futures contracts	98,621	(498)	(7,483)	(32,390)
Foreign currency translations	3,678	40	1,427	(160,921)

Net change in unrealized appreciation (depreciation)	120,477,914	13,425,992	1,061,655	324,866,037

Net realized and unrealized gain	176,025,759	9,864,740	1,079,243	353,613,262

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$204,994,899	$10,757,244	$12,839,923	$413,602,657

See notes to financial statements.

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended August 31, 2021

	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF	iShares MSCI Thailand ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$21,860,369	$199,320,237	$10,775,594
Dividends — Affiliated	170	3,538	409
Securities lending income — Affiliated — net(a)	118,532	5,521,773	2,056,057
Foreign taxes withheld	(314,087)	(37,421,053)	(1,012,784)

Total investment income	21,664,984	167,424,495	11,819,276

EXPENSES
Investment advisory fees	3,201,478	34,918,823	2,379,455
Commitment fees	—	6,923	—
Miscellaneous	173	173	173

Total expenses	3,201,651	34,925,919	2,379,628

Net investment income	18,463,333	132,498,576	9,439,648

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(23,522,237)	107,455,246	(31,258,361)
Investments — Affiliated	(18,543)	(64,164)	(15,082)
In-kind redemptions — Unaffiliated	22,496,009	—	19,362,063
Futures contracts	323,101	2,289,913	19,152
Foreign currency transactions	(33,985)	133,389	(123,889)

Net realized gain (loss)	(755,655)	109,814,384	(12,016,117)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	112,705,031	2,038,756,346	81,683,140
Investments — Affiliated	811	(63,089)	(2,708)
Futures contracts	(35,264)	3,072,310	(29,506)
Foreign currency translations	(5,617)	268,629	25,696

Net change in unrealized appreciation (depreciation)	112,664,961	2,042,034,196	81,676,622

Net realized and unrealized gain	111,909,306	2,151,848,580	69,660,505

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$130,372,639	$2,284,347,156	$79,100,153

(a) Net of securities lending income tax paid of	$—	$1,382,630	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Changes in Net Assets

	iShares MSCI Hong Kong ETF		iShares MSCI Japan Small-Cap ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$28,969,140	$36,541,261	$892,504	$1,459,482
Net realized gain (loss)	55,547,845	(100,427,493)	(3,561,252)	(14,527,240)
Net change in unrealized appreciation (depreciation)	120,477,914	(23,264,239)	13,425,992	15,473,225

Net increase (decrease) in net assets resulting from operations	204,994,899	(87,150,471)	10,757,244	2,405,467

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(29,103,228)	(37,850,833)	(534,743)	(3,817,217)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(480,399,865)	28,619,983	192,888	(45,662,016)

NET ASSETS
Total increase (decrease) in net assets	(304,508,194)	(96,381,321)	10,415,389	(47,073,766)
Beginning of year	1,328,281,245	1,424,662,566	62,921,489	109,995,255

End of year	$1,023,773,051	$1,328,281,245	$73,336,878	$62,921,489

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Malaysia ETF		iShares MSCI Pacific ex Japan ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,760,680	$10,950,103	$59,989,395	$60,646,304
Net realized gain (loss)	17,588	(32,257,581)	28,747,225	(56,699,729)
Net change in unrealized appreciation (depreciation)	1,061,655	(1,046,435)	324,866,037	(16,556,463)

Net increase (decrease) in net assets resulting from operations	12,839,923	(22,353,913)	413,602,657	(12,609,888)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(8,199,614)	(12,064,796)	(55,488,183)	(71,017,208)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(81,263,223)	(14,548,335)	200,269,201	(300,108,597)

NET ASSETS
Total increase (decrease) in net assets	(76,622,914)	(48,967,044)	558,383,675	(383,735,693)
Beginning of year	341,921,979	390,889,023	1,882,380,050	2,266,115,743

End of year	$265,299,065	$341,921,979	$2,440,763,725	$1,882,380,050

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Changes in Net Assets (continued)

	iShares MSCI Singapore ETF		iShares MSCI Taiwan ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$18,463,333	$17,795,487	$132,498,576	$92,750,223
Net realized gain (loss)	(755,655)	(59,464,598)	109,814,384	103,740,220
Net change in unrealized appreciation (depreciation)	112,664,961	(24,796,390)	2,042,034,196	672,821,250

Net increase (decrease) in net assets resulting from operations	130,372,639	(66,465,501)	2,284,347,156	869,311,693

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(19,029,698)	(20,388,430)	(99,705,133)	(89,350,677)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(18,837,564)	98,935,771	1,138,966,691	788,999,560

NET ASSETS
Total increase in net assets	92,505,377	12,081,840	3,323,608,714	1,568,960,576
Beginning of year	525,732,643	513,650,803	4,231,455,487	2,662,494,911

End of year	$618,238,020	$525,732,643	$7,555,064,201	$4,231,455,487

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Thailand ETF

	Year Ended 08/31/21	Year Ended 08/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,439,648	$10,682,463
Net realized loss	(12,016,117)	(24,959,102)
Net change in unrealized appreciation (depreciation)	81,676,622	(100,075,288)

Net increase (decrease) in net assets resulting from operations	79,100,153	(114,351,927)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(8,978,515)	(10,962,844)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(95,172,234)	95,866,665

NET ASSETS
Total decrease in net assets	(25,050,596)	(29,448,106)
Beginning of year	436,788,789	466,236,895

End of year	$411,738,193	$436,788,789

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Hong Kong ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$22.91	$23.00	$24.18	$24.69	$21.08

Net investment income(a)	0.57	0.54	0.62	0.71	0.68
Net realized and unrealized gain (loss)(b)	2.92	(0.01)	(1.08)	(0.12)	3.54

Net increase (decrease) from investment operations	3.49	0.53	(0.46)	0.59	4.22

Distributions(c)
From net investment income	(0.60)	(0.62)	(0.72)	(1.10)	(0.61)

Total distributions	(0.60)	(0.62)	(0.72)	(1.10)	(0.61)

Net asset value, end of year	$25.80	$22.91	$23.00	$24.18	$24.69

Total Return(d)
Based on net asset value	15.24%	2.46%	(2.00)%	2.33%	20.38%

Ratios to Average Net Assets
Total expenses	0.50%	0.51%	0.49%	0.48%	0.49%

Net investment income	2.26%	2.37%	2.52%	2.83%	3.08%

Supplemental Data
Net assets, end of year (000)	$1,023,773	$1,328,281	$1,424,663	$2,729,621	$1,855,447

Portfolio turnover rate(e)	21%	16%	12%	7%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Japan Small-Cap ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$69.91	$68.75	$77.00	$72.78	$60.95

Net investment income(a)	1.04	1.21	1.37	0.94	1.02
Net realized and unrealized gain (loss)(b)	11.13	2.78	(7.90)	4.24	12.62

Net increase (decrease) from investment operations	12.17	3.99	(6.53)	5.18	13.64

Distributions(c)
From net investment income	(0.59)	(2.83)	(1.72)	(0.96)	(1.81)

Total distributions	(0.59)	(2.83)	(1.72)	(0.96)	(1.81)

Net asset value, end of year	$81.49	$69.91	$68.75	$77.00	$72.78

Total Return(d)
Based on net asset value	17.41%	5.72%	(8.42)%	7.09%	22.81%

Ratios to Average Net Assets
Total expenses	0.50%	0.51%	0.49%	0.47%	0.49%

Net investment income	1.33%	1.75%	1.94%	1.18%	1.53%

Supplemental Data
Net assets, end of year (000)	$73,337	$62,921	$109,995	$284,912	$189,216

Portfolio turnover rate(e)	21%	10%	10%	9%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Malaysia ETF
	Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17	(a)

Net asset value, beginning of year	$26.51		$28.02		$32.87		$32.03		$33.13

Net investment income(b)	0.98		0.76		1.03		0.91		0.56
Net realized and unrealized gain (loss)(c)	(0.05)		(1.41)		(4.85)		2.06		(0.05)

Net increase (decrease) from investment operations	0.93		(0.65)		(3.82)		2.97		0.51

Distributions(d)
From net investment income	(0.84)		(0.86)		(1.03)		(2.13)		(1.61)

Total distributions	(0.84)		(0.86)		(1.03)		(2.13)		(1.61)

Net asset value, end of year	$26.60		$26.51		$28.02		$32.87		$32.03

Total Return(e)
Based on net asset value	3.51%		(2.27)%		(11.69)%		9.59%		2.14%

Ratios to Average Net Assets
Total expenses	0.50%		0.51%		0.49%		0.47%		0.49%

Net investment income	3.62%		2.86%		3.41%		2.69%		2.73%

Supplemental Data
Net assets, end of year (000)	$265,299		$341,922		$390,889		$557,220		$437,224

Portfolio turnover rate(f)	28	%(g)	58	%(g)	48	%(g)	63	%(g)	24	%(g)

(a)	Per share amounts reflect a one-for-four reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(g) Portfolio turnover rate excluding cash creations was as follows:	7%		16%		9%		17%		10%

See notes to financial statements.

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Pacific ex Japan ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$42.98	$44.17	$46.02	$46.43	$40.94

Net investment income(a)	1.30	1.29	1.74	1.66	1.60
Net realized and unrealized gain (loss)(b)	8.06	(0.98)	(1.58)	0.03	5.55

Net increase from investment operations	9.36	0.31	0.16	1.69	7.15

Distributions(c)
From net investment income	(1.17)	(1.50)	(2.01)	(2.10)	(1.66)

Total distributions	(1.17)	(1.50)	(2.01)	(2.10)	(1.66)

Net asset value, end of year	$51.17	$42.98	$44.17	$46.02	$46.43

Total Return(d)
Based on net asset value	21.82%	0.72%	0.56%	3.63%	18.06%

Ratios to Average Net Assets
Total expenses	0.47%	0.48%	0.48%	0.48%	0.49%

Net investment income	2.66%	3.04%	3.89%	3.52%	3.69%

Supplemental Data
Net assets, end of year (000)	$2,440,764	$1,882,380	$2,266,116	$2,374,834	$3,120,426

Portfolio turnover rate(e)	9%	8%	7%	6%	3%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Singapore ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17 (a)

Net asset value, beginning of year	$19.12	$22.83	$23.84	$24.70	$21.22

Net investment income(b)	0.63	0.76	0.91	1.04	0.56
Net realized and unrealized gain (loss)(c)	3.92	(3.57)	(1.02)	(0.77)	3.84

Net increase (decrease) from investment operations	4.55	(2.81)	(0.11)	0.27	4.40

Distributions(d)
From net investment income	(0.64)	(0.90)	(0.90)	(1.13)	(0.92)

Total distributions	(0.64)	(0.90)	(0.90)	(1.13)	(0.92)

Net asset value, end of year	$23.03	$19.12	$22.83	$23.84	$24.70

Total Return(e)
Based on net asset value	23.91%	(12.84)%	(0.41)%	0.91%	21.51%

Ratios to Average Net Assets
Total expenses	0.50%	0.51%	0.50%	0.47%	0.49%

Net investment income	2.87%	3.59%	3.86%	4.03%	3.00%

Supplemental Data
Net assets, end of year (000)	$618,238	$525,733	$513,651	$579,292	$600,268

Portfolio turnover rate(f)	17%	22%	9%	26%	12%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Taiwan ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18		Year Ended 08/31/17	(a)

Net asset value, beginning of year	$44.08	$34.94	$37.91	$37.35		$30.30

Net investment income(b)	1.22	1.05	0.92	0.98		0.87
Net realized and unrealized gain (loss)(c)	20.46	9.11	(2.89)	0.60		6.88

Net increase (decrease) from investment operations	21.68	10.16	(1.97)	1.58		7.75

Distributions(d)
From net investment income	(0.97)	(1.02)	(1.00)	(1.02)		(0.70)

Total distributions	(0.97)	(1.02)	(1.00)	(1.02)		(0.70)

Net asset value, end of year	$64.79	$44.08	$34.94	$37.91		$37.35

Total Return(e)
Based on net asset value	49.79%	29.34%	(4.92)%	4.43%		26.17%

Ratios to Average Net Assets
Total expenses	0.57%	0.59%	0.59%	0.59%		0.62%

Net investment income	2.16%	2.68%	2.70%	2.65%		3.10%

Supplemental Data
Net assets, end of year (000)	$7,555,064	$4,231,455	$2,662,495	$4,082,891		$3,764,790

Portfolio turnover rate(f)	12%	15%	7%	12	%(g)	11	%(g)

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(g) Portfolio turnover rate excluding cash creations was as follows:	12%	14%	6%	11%		8%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Thailand ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$68.25	$90.53	$90.80	$82.70	$75.94

Net investment income(a)	1.70	1.97	2.10	2.12	1.99
Net realized and unrealized gain (loss)(b)	11.73	(22.24)	(0.33)	8.13	6.90

Net increase (decrease) from investment operations	13.43	(20.27)	1.77	10.25	8.89

Distributions(c)
From net investment income	(1.73)	(2.01)	(2.04)	(2.15)	(2.13)

Total distributions	(1.73)	(2.01)	(2.04)	(2.15)	(2.13)

Net asset value, end of year	$79.95	$68.25	$90.53	$90.80	$82.70

Total Return(d)
Based on net asset value	19.65%	(22.57)%	2.03%	12.55%	12.01%

Ratios to Average Net Assets
Total expenses	0.57%	0.59%	0.59%	0.59%	0.62%

Net investment income	2.26%	2.57%	2.36%	2.30%	2.63%

Supplemental Data
Net assets, end of year (000)	$411,738	$436,789	$466,237	$435,842	$355,590

Portfolio turnover rate(e)	17%	11%	17%	10%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Hong Kong	Non-diversified
MSCI Japan Small-Cap	Diversified
MSCI Malaysia	Non-diversified
MSCI Pacific ex Japan(a)	Diversified
MSCI Singapore	Non-diversified
MSCI Taiwan	Non-diversified
MSCI Thailand	Non-diversified

(a)	Fund will rely on the SEC No-Action Letter Relief from SEC’s diversification rules for index tracking purposes; shareholder notice mailed in April 2021.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (continued)

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Hong Kong
UBS AG	$14,062,605	$14,062,605		$—	$—

MSCI Malaysia
J.P. Morgan Securities PLC	$565,629	$565,629		$—	$—
Morgan Stanley	7,485,543	7,485,543		—	—

	$8,051,172	$8,051,172		$—	$—

MSCI Pacific ex Japan
Barclays Capital, Inc.	$9,727,705	$9,612,154		$—	$(115,551	)(b)
BofA Securities, Inc.	190,258	190,258		—	—
HSBC Bank PLC	30,295	30,295		—	—
Macquarie Bank Ltd.	1,534,049	1,534,049		—	—
Morgan Stanley	11,100,630	11,100,630		—	—
UBS AG	1,867,865	1,862,476		—	(5,389	)(b)

	$24,450,802	$24,329,862		$—	$(120,940)

MSCI Singapore
BNP Paribas SA	$11,841	$11,828		$—	$(13	)(b)
BofA Securities, Inc.	130,907	130,907		—	—
Morgan Stanley	16,513,249	16,513,249		—	—
UBS AG	2,909,552	2,906,337		—	(3,215	)(b)

	$19,565,549	$19,562,321		$—	$(3,228)

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Taiwan
Citigroup Global Markets Ltd.	$27,687,080	$27,687,080		$—	$—
Goldman Sachs International	77,340,084	77,340,084		—	—
J.P. Morgan Securities PLC	252,143,927	252,143,927		—	—
Macquarie Bank Ltd.	10,942,658	10,942,658		—	—
Morgan Stanley	416,678,338	416,678,338		—	—

	$784,792,087	$784,792,087		$—	$—

MSCI Thailand
Barclays Capital, Inc.	$1,616,430	$1,616,430		$—	$—
BofA Securities, Inc.	774,755	774,755		—	—
Citigroup Global Markets, Inc.	198,190	198,190		—	—
Credit Suisse Securities (USA) LLC	1,527,965	1,527,965		—	—
Goldman Sachs & Co. LLC	3,177,968	3,177,968		—	—
J.P. Morgan Securities LLC	13,050,558	13,050,558		—	—
Morgan Stanley	3,173,996	3,173,996		—	—
Nomura Securities International, Inc.	177,822	177,822		—	—
Scotia Capital (USA), Inc.	273	273		—	—
SG AMERICAS Securities LLC	6,757,190	6,757,190		—	—
UBS AG	672,962	672,962		—	—

	$31,128,109	$31,128,109		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of August 31, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For its investment advisory services to each of the iShares MSCI Hong Kong, iShares MSCI Japan Small-Cap, iShares MSCI Malaysia and iShares MSCI Singapore ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Effective July 14, 2021, for its investment advisory services to the iShares MSCI Pacific ex Japan ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $46 billion	0.5000%
Over $46 billion, up to and including $81 billion	0.4750
Over $81 billion, up to and including $111 billion	0.4513
Over $111 billion, up to and including $141 billion	0.4287
Over $141 billion, up to and including $171 billion	0.4073
Over $171 billion	0.3869

Prior to July 14, 2021, for its investment advisory services to the iShares MSCI Pacific ex Japan ETF, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $46 billion	0.5000%
Over $46 billion, up to and including $81 billion	0.4750
Over $81 billion, up to and including $111 billion	0.4513
Over $111 billion, up to and including $141 billion	0.4287
Over $141 billion	0.4073

Effective July 14, 2021, for its investment advisory services to each of the iShares MSCI Taiwan and iShares MSCI Thailand ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $2 billion	0.7400%
Over $2 billion, up to and including $4 billion	0.6900
Over $4 billion, up to and including $8 billion	0.6400
Over $8 billion, up to and including $16 billion	0.5700
Over $16 billion, up to and including $24 billion	0.5100
Over $24 billion, up to and including $32 billion	0.4800
Over $32 billion, up to and including $40 billion	0.4500
Over $40 billion	0.4275

Prior to July 14, 2021, for its investment advisory services to each of the iShares MSCI Taiwan and iShares MSCI Thailand ETFs, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $2 billion	0.74%
Over $2 billion, up to and including $4 billion	0.69
Over $4 billion, up to and including $8 billion	0.64
Over $8 billion, up to and including $16 billion	0.57
Over $16 billion, up to and including $24 billion	0.51
Over $24 billion, up to and including $32 billion	0.48
Over $32 billion	0.45

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements  (continued)

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Hong Kong	$13,166
MSCI Japan Small-Cap	134
MSCI Malaysia	297,061
MSCI Pacific ex Japan	27,775
MSCI Singapore	36,676
MSCI Taiwan	1,671,982
MSCI Thailand	467,262

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Hong Kong	$50,859,152	$45,335,248	$1,229,578
MSCI Japan Small-Cap	9,454,952	2,027,151	647,430
MSCI Pacific ex Japan	22,098,212	30,332,116	(4,851,618)
MSCI Singapore	42,156,662	21,014,478	(1,438,306)
MSCI Taiwan	56,541,131	—	—

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

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Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended August 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI Hong Kong	$352,398,692	$264,331,681
MSCI Japan Small-Cap	14,281,726	13,675,236
MSCI Malaysia	89,480,788	169,514,304
MSCI Pacific ex Japan	329,085,945	192,336,419
MSCI Singapore	121,112,613	107,645,465
MSCI Taiwan	1,880,767,722	755,509,760
MSCI Thailand	68,611,447	69,097,865

For the year ended August 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Hong Kong	$15,330,188	$579,441,070
MSCI Japan Small-Cap	15,066,978	14,961,454
MSCI Pacific ex Japan	326,635,772	253,942,736
MSCI Singapore	100,998,483	132,495,110
MSCI Thailand	109,201,967	203,449,172

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Hong Kong	$38,034,803	$(38,034,803)
MSCI Japan Small-Cap	(402,946)	402,946
MSCI Pacific ex Japan	66,871,749	(66,871,749)
MSCI Singapore	15,291,284	(15,291,284)
MSCI Thailand	18,643,337	(18,643,337)

The tax character of distributions was as follows:

iShares ETF	Year Ended 08/31/21	Year Ended 08/31/20

MSCI Hong Kong
Ordinary income	$29,103,228	$37,850,833

MSCI Japan Small-Cap
Ordinary income	$534,743	$3,817,217

MSCI Malaysia
Ordinary income	$8,199,614	$12,064,796

MSCI Pacific ex Japan
Ordinary income	$55,488,183	$71,017,208

MSCI Singapore
Ordinary income	$19,029,698	$20,388,430

MSCI Taiwan
Ordinary income	$99,705,133	$89,350,677

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 08/31/21	Year Ended 08/31/20

MSCI Thailand
Ordinary income	$8,978,515	$10,962,844

As of August 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
MSCI Hong Kong	$3,487,533	$—	$(464,534,433)	$(39,111,764)	$(500,158,664)
MSCI Japan Small-Cap	456,035	—	(10,918,565)	(6,280,500)	(16,743,030)
MSCI Malaysia	3,060,606	—	(102,921,977)	87,773,778	(12,087,593)
MSCI Pacific ex Japan	21,375,381	—	(510,753,366)	131,478,471	(357,899,514)
MSCI Singapore	50,000	—	(215,141,841)	8,681,649	(206,410,192)
MSCI Taiwan	146,365,668	39,755,499	—	3,919,539,937	4,105,661,104
MSCI Thailand	2,137,109	—	(113,015,960)	(56,454,411)	(167,333,262)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended August 31, 2021, the Funds utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized
MSCI Hong Kong	$9,059,446
MSCI Taiwan	34,101,756

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Hong Kong	$1,077,252,028	$170,820,577	$(209,936,123)	$(39,115,546)
MSCI Japan Small-Cap	79,471,316	7,061,523	(13,342,183)	(6,280,660)
MSCI Malaysia	185,825,773	108,479,236	(20,708,634)	87,770,602
MSCI Pacific ex Japan	2,317,981,394	443,494,811	(312,052,172)	131,442,639
MSCI Singapore	625,807,535	54,708,379	(46,070,952)	8,637,427
MSCI Taiwan	4,433,620,103	3,952,176,542	(32,933,392)	3,919,243,150
MSCI Thailand	499,501,316	24,497,179	(80,986,374)	(56,489,195)

9. LINE OF CREDIT

The iShares MSCI Malaysia ETF and iShares MSCI Taiwan ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1 and $200 million with respect to Tier 2, including the Funds. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

Effective August 13, 2021, the iShares MSCI Malaysia ETF and iShares MSCI Taiwan ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following

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Notes to Financial Statements  (continued)

terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2021, the Funds did not borrow under the Credit Agreement or Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements  (continued)

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/21		Year Ended 08/31/20
iShares ETF	Shares	Amount	Shares	Amount

MSCI Hong Kong
Shares sold	8,700,000	$209,932,705	32,925,000	$785,031,065
Shares redeemed	(27,000,000)	(690,332,570)	(36,900,000)	(756,411,082)

Net increase (decrease)	(18,300,000)	$(480,399,865)	(3,975,000)	$28,619,983

MSCI Japan Small-Cap
Shares sold	200,000	$15,401,017	200,000	$14,987,192
Shares redeemed	(200,000)	(15,208,129)	(900,000)	(60,649,208)

Net increase (decrease)	—	$192,888	(700,000)	$(45,662,016)

MSCI Malaysia
Shares sold	2,550,000	$68,530,419	5,850,000	$163,446,410
Shares redeemed	(5,475,000)	(149,793,642)	(6,900,000)	(177,994,745)

Net decrease	(2,925,000)	$(81,263,223)	(1,050,000)	$(14,548,335)

MSCI Pacific ex Japan
Shares sold	9,300,000	$467,556,958	900,000	$36,795,397
Shares redeemed	(5,400,000)	(267,287,757)	(8,400,000)	(336,903,994)

Net increase (decrease)	3,900,000	$200,269,201	(7,500,000)	$(300,108,597)

MSCI Singapore
Shares sold	5,800,000	$122,874,810	6,850,000	$139,406,945
Shares redeemed	(6,450,000)	(141,712,374)	(1,850,000)	(40,471,174)

Net increase (decrease)	(650,000)	$(18,837,564)	5,000,000	$98,935,771

MSCI Taiwan
Shares sold	20,600,000	$1,138,966,691	20,800,000	$819,142,524
Shares redeemed	—	—	(1,000,000)	(30,142,964)

Net increase	20,600,000	$1,138,966,691	19,800,000	$788,999,560

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Notes to Financial Statements  (continued)

	Year Ended 08/31/21		Year Ended 08/31/20
iShares ETF	Shares	Amount	Shares	Amount

MSCI Thailand
Shares sold	1,450,000	$109,985,794	4,450,000	$345,464,913
Shares redeemed	(2,700,000)	(205,158,028)	(3,200,000)	(249,598,248)

Net increase (decrease)	(1,250,000)	$(95,172,234)	1,250,000	$95,866,665

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and Shareholders of iShares MSCI Hong Kong ETF,

iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Pacific ex Japan

ETF, iShares MSCI Singapore ETF, iShares MSCI Taiwan ETF and iShares MSCI Thailand ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Pacific ex Japan ETF, iShares MSCI Singapore ETF, iShares MSCI Taiwan ETF and iShares MSCI Thailand ETF (seven of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2021:

iShares ETF	Qualified Dividend Income
MSCI Japan Small-Cap	$1,066,121
MSCI Pacific ex Japan	54,767,074
MSCI Thailand	3,109,579

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Hong Kong	$35,291,518	$—
MSCI Japan Small-Cap	1,363,621	135,396
MSCI Malaysia	12,052,973	—
MSCI Pacific ex Japan	79,848,366	1,025,558
MSCI Singapore	21,860,758	316,217
MSCI Taiwan	199,320,416	31,474,233
MSCI Thailand	10,775,595	952,992

I M P O R T A N T T A X I N F O R M A T I O N	77

Board Review and Approval of Investment Advisory Contract

iShares MSCI Hong Kong ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

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by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Japan Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s

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service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Malaysia ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to

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evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Pacific ex Japan ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

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After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and

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the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and the Board and BFA agreed during the June 15-16, 2021 meeting to revise the Advisory Agreement for the Fund to provide for one or more additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Singapore ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the

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expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund

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already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Taiwan ETF, iShares MSCI Thailand ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	87

Board Review and Approval of Investment Advisory Contract  (continued)

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and the Board and BFA agreed during the June 15-16, 2021 meeting to revise the Advisory Agreement for the Fund to provide for one or more additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	89

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Pacific ex Japan	$1.167948	$—	$—	$1.167948	100%	—%	—%	100%
MSCI Singapore(a)	0.439104	—	0.197938	0.637042	69	—	31	100
MSCI Taiwan(a)	0.947595	—	0.025138	0.972733	97	—	3	100
MSCI Thailand	1.728874	—	—	1.728874	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Taiwan ETF and iShares MSCI Thailand ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

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Supplemental Information (unaudited) (continued)

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Hong Kong ETF in respect of the Company’s financial year ending 31 December 2020 is USD 112.51 thousand. This figure is comprised of fixed remuneration of USD 52.39 thousand and variable remuneration of USD 60.12 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Hong Kong ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 18.33 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 1.48 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Japan Small-Cap ETF in respect of the Company’s financial year ending 31 December 2020 is USD 4.89 thousand. This figure is comprised of fixed remuneration of USD 2.28 thousand and variable remuneration of USD 2.61 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Japan Small-Cap ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 0.8 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.06 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Malaysia ETF in respect of the Company’s financial year ending 31 December 2020 is USD 31.72 thousand. This figure is comprised of fixed remuneration of USD 14.77 thousand and variable remuneration of USD 16.95 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Malaysia ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 5.17 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.42 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Taiwan ETF in respect of the Company’s financial year ending 31 December 2020 is USD 425.13 thousand. This figure is comprised of fixed remuneration of USD 197.97 thousand and variable remuneration of USD 227.16 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Taiwan ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 69.25 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 5.59 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Thailand ETF in respect of the Company’s financial year ending 31 December 2020 is USD 34.12 thousand. This figure is comprised of fixed remuneration of USD 15.89 thousand and variable remuneration of USD 18.23 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Thailand ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 5.56 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.45 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	91

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of August 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (64)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares Trust (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (72)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (66)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).
Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	93

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

94	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	95

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-803-0821

AUGUST 31, 2021

2021 Annual Report

iShares, Inc.

•	iShares MSCI Brazil ETF | EWZ | NYSE Arca

•	iShares MSCI Chile ETF | ECH | Cboe BZX

•	iShares MSCI Colombia ETF | ICOL | NYSE Arca

•	iShares MSCI Israel ETF | EIS | NYSE Arca

•	iShares MSCI Russia ETF | ERUS | NYSE Arca

•	iShares MSCI South Africa ETF | EZA | NYSE Arca

•	iShares MSCI Turkey ETF | TUR | NASDAQ

•	iShares MSCI USA Equal Weighted ETF | EUSA | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2023 and reducing bond purchasing beginning in late 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries and Asian fixed income offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.52%	31.17%

U.S. small cap equities (Russell 2000® Index)	3.81	47.08

International equities (MSCI Europe, Australasia, Far East Index)	10.31	26.12

Emerging market equities (MSCI Emerging Markets Index)	(0.98)	21.12

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.36	(4.12)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.49	(0.08)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.50	3.44

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.82	10.14

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced significantly during the 12 months ended August 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 28.64% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of COVID-19 vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period. Inflation also rose in many parts of the world amid supply chain constraints and elevated consumer spending.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Congress passed two fiscal stimulus bills during the reporting period, providing significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy continue to grow following a significant rebound in the third quarter of 2020, as activity recovered from the pandemic-induced recession in the first half of 2020. The economy grew at a brisk pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. The U.S. Federal Reserve Bank’s (“the Fed”) action also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains, despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased, and Eurozone countries enacted a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout trailed in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also posted a solid advance amid a sharp rebound in economic activity. Continued economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, aided by economic recovery and rising prices for many commodities. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Brazil ETF

Investment Objective

The iShares MSCI Brazil ETF (the “Fund”) seeks to track the investment results of an index composed of Brazilian equities, as represented by the MSCI Brazil 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	26.35%	4.35%	(3.06)%	26.35%	23.70%	(26.74)%
Fund Market	24.88	4.24	(3.19)	24.88	23.08	(27.71)
Index	28.39	5.30	(2.33)	28.39	29.45	(21.00)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Brazil Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Brazil 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,156.70	$ 3.04		$ 1,000.00	$ 1,022.40	$ 2.85		0.56%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Brazil ETF

Portfolio Management Commentary

Brazilian equities advanced during the reporting period, despite a severe second wave of COVID-19 infections, rising inflation, and a depreciating currency. Although the country’s economy contracted later in the reporting period with persistently high unemployment, investors anticipated that Brazil’s economy would benefit from improving global growth. In addition, companies’ merger and acquisition (“M&A”) activity increased, and Brazil’s agricultural businesses benefited from strong global demand.

The materials sector was the largest contributor to the Index’s return, as manufacturing output rebounded strongly in April 2021, and government housing and infrastructure development programs were announced. The metals and mining industry advanced due to high demand for iron ore, a raw material for making steel, and producer’s calculated supply strategies. Analysts’ expectations that domestic steel consumption and sales would increase notably for 2021 also supported the industry. Brazil’s largest iron ore producer advanced as the company reached a settlement related to the collapse of one of its dams while divesting noncore assets to improve cash flow.

The financials sector was another leading contributor to the Index’s return, led by the banking industry. Diversified banks advanced as a large increase in the number of individual investors involved in capital markets and record-high numbers of initial public offerings and M&A deals reflected robust capital market activity, supported by historically low interest rates. The country’s economic recovery also helped minimize loan defaults, benefiting some of its larger lenders.

On the downside, the consumer discretionary sector detracted from the Index’s return. High unemployment and inflation limited growth in consumer spending, while depreciation of the Brazilian real against the U.S. dollar increased import prices. Despite rapid growth in e-commerce and acquisitions to expand online sales, expenses tied to expansion efforts offset gains.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Materials	25.4%
Financials	24.6
Energy	12.7
Consumer Staples	10.4
Consumer Discretionary	7.6
Industrials	7.0
Utilities	5.7
Health Care	4.1
Communication Services	1.8
Information Technology	0.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Vale SA	18.1%
Itau Unibanco Holding SA (Preferred)	7.0
Petroleo Brasileiro SA (Preferred)	6.0
Banco Bradesco SA (Preferred)	5.3
Petroleo Brasileiro SA	4.8
Ambev SA	3.8
B3 SA - Brasil, Bolsa, Balcao	3.8
WEG SA	3.0
Magazine Luiza SA	2.7
Natura & Co. Holding SA	2.4

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Chile ETF

Investment Objective

The iShares MSCI Chile ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Chilean equities, as represented by the MSCI Chile IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	14.90%	(3.02)%	(6.51)%	14.90%	(14.20)%	(48.97)%
Fund Market	15.25	(2.85)	(6.54)	15.25	(13.44)	(49.16)
Index	15.12	(2.93)	(6.25)	15.12	(13.82)	(47.56)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Chile Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Chile IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 905.60	$ 2.69		$ 1,000.00	$ 1,022.40	$ 2.85		0.56%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Chile ETF

Portfolio Management Commentary

Stocks in Chile advanced during the reporting period amid a recovery from the coronavirus pandemic. Despite steeply increasing inflation, commercial activity rose sharply, driven mainly by a recovery in services as pandemic-related restrictions lifted. Billions in stimulus payments from the government combined with early pension withdrawals to support a retail spending rush across the country. Manufacturing also gained amid heightened demand for goods as homes and companies adapted to pandemic circumstances. Rising investment and imports of capital goods, combined with higher vaccination rates and lower positivity rates, suggested a longer-term recovery as the country approached spring and summer. This prospect prompted the central bank to raise the key interest rate late in the reporting period.

The materials sector contributed the most to the Index’s return, led by chemicals companies. Fertilizer and agricultural companies benefited from strong demand as increased world grain consumption drove more fertilizer use. Prices for crop commodities such as corn and soybeans reached multi-year highs, allowing farmers to spend on crop nutrients. Supply constraints also supported gains, as increased economic activity necessitated higher consumption of nitrogen products amid lower global inventory levels of phosphate.

Financials stocks also contributed meaningfully to the Index’s return, led by banks. Increased economic activity drove asset growth and lower loan loss provisions as pandemic conditions abated. Banks also improved digital access via online banking services and point of service credit card processing, which supported customer acquisition during the pandemic.

Utilities stocks slightly detracted from the Index’s return, led by electric utilities. Electric companies faced headwinds from higher energy prices, the result of dry conditions in Chile combined with natural gas scarcity in Argentina.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Materials	23.0%
Financials	21.9
Utilities	18.9
Consumer Staples	13.7
Energy	7.9
Consumer Discretionary	6.2
Industrials	2.9
Real Estate	2.3
Communication Services	2.1
Information Technology	1.1

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Sociedad Quimica y Minera de Chile SA (Preferred), Class B	15.5%
Banco de Chile	9.7
Empresas COPEC SA	7.9
Enel Americas SA	6.6
Empresas CMPC SA	4.7
Banco de Credito e Inversiones SA	4.5
Banco Santander Chile	4.5
Falabella SA	4.3
Cencosud SA	4.1
Cia. Cervecerias Unidas SA	4.0

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Colombia ETF

Investment Objective

The iShares MSCI Colombia ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Colombian equities, as represented by the MSCI All Colombia Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	18.56%	(2.66)%	(8.39)%	18.56%	(12.63)%	(51.30)%
Fund Market	18.67	(2.63)	(8.40)	18.67	(12.47)	(51.33)
Index	19.41	(2.33)	(8.06)	19.41	(11.12)	(49.78)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/18/13. The first day of secondary market trading was 6/20/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,014.60	$ 3.10		$ 1,000.00	$ 1,022.10	$ 3.11		0.61%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Colombia ETF

Portfolio Management Commentary

Stocks in Colombia rose during the reporting period amid a bumpy recovery from the coronavirus pandemic. The economy rebounded strongly in the second half of 2020, but slowed as the government reimposed mobility restrictions to contain a second wave of COVID-19 infections. Already-high unemployment increased further as the renewed pandemic-related restrictions put even more people out of work in the first quarter of 2021. The government raised taxes on food, utilities, and other essentials amid the secondary COVID-19 wave, sparking protests in all the country’s major cities. These in turn triggered supply shortages and interrupted exports, constraining mining and oil production companies. Despite these headwinds, fiscal policy and stimulus supported the limited recovery, and in the second quarter of 2021 economic growth accelerated, strengthening domestic demand and increasing private consumption.

Financials stocks contributed the most to the Index’s return for the reporting period. Banks led contribution as adaptation to the pandemic expanded consumption, leading to lower loan loss provisions and higher fee income. Loan relief in Colombia and Panama also supported banks amid uncertainty from the pandemic.

Energy stocks also contributed meaningfully, led by integrated oil and gas companies. Higher prices early in the reporting period, operational efficiencies, and strong sales drove the state-owned energy company’s contribution, despite the oil and gas delivery disruptions from the protests and blockades.

Industrials stocks also gained, with capital goods companies leading contribution as manufacturing activity improved during the reporting period. Building products companies benefited as mainly U.S.-based end markets recovered from the pandemic and beat earnings expectations. Higher revenues from commercial businesses and homeowners and expanded gross margins drove contribution.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	36.3%
Energy	24.8
Utilities	18.9
Industrials	5.6
Materials	5.5
Consumer Staples	4.2
Communication Services	3.6
Consumer Discretionary	1.1

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Bancolombia SA (Preferred)	14.1%
Ecopetrol SA	12.9
Interconexion Electrica SA ESP	9.9
Bancolombia SA	7.7
Tecnoglass Inc.	4.7
Banco Davivienda SA (Preferred)	4.5
Grupo Energia Bogota SA ESP	4.5
Canacol Energy Ltd.	4.3
Grupo Nutresa SA	4.2
Parex Resources Inc.	3.9

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Israel ETF

Investment Objective

The iShares MSCI Israel ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Israeli equities, as represented by the MSCI Israel Capped Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	27.59%	9.27%	6.50%	27.59%	55.79%	87.79%
Fund Market	28.08	9.28	6.52	28.08	55.83	87.99
Index	28.39	9.75	6.87	28.39	59.24	94.27

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,119.20	$ 2.99		$ 1,000.00	$ 1,022.40	$ 2.85		0.56%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Israel ETF

Portfolio Management Commentary

Israeli equities advanced substantially during the reporting period as a successful vaccination program supported a strong recovery from the coronavirus pandemic. Exports by innovative high-tech companies prevented a deep recession, as did heavy government stimulus spending. Military conflict weighed on the economy, but subsided as a new unity government took office late in the reporting period. The easing of pandemic restrictions, along with rising exports, consumer spending, and investments, drove expansion. Unemployment declined as nearly all businesses reopened, allowing consumer spending to rise. The Bank of Israel maintained a very low benchmark interest rate, aiming to encourage investment despite rising inflation, citing uncertainty around the coronavirus Delta variant.

Financials stocks contributed the most to the Index’s return, with banks leading as business and retail activity rebounded following the lifting of mobility restrictions. Loan loss provisions, inflated early in the reporting period due to government-mandated loan payment deferral limits, declined as retail and business customers received stimulus payments and returned to work. Once government limits were lifted, Israeli banks issued dividends, and bank stocks attracted unusually high levels of foreign investment amid the early recovery, driving contribution.

Real estate stocks also contributed meaningfully to the Index’s return. Amid restrictions early in the reporting period that closed many retail properties, large real estate operating companies invested in building improvements. Deals to expand into new markets and a later boost from reopening drove contribution.

Information technology companies contributed significantly to the Index’s return, led by application software companies. Higher revenues from increased use of cloud technologies across market segments sustained growth, along with increased interest in digital transformation.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	35.1%
Financials	21.2
Real Estate	11.1
Industrials	8.5
Health Care	8.1
Consumer Discretionary	5.1
Materials	3.1
Utilities	2.4
Consumer Staples	2.4
Communication Services	1.7
Energy	1.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Nice Ltd.	9.2%
Check Point Software Technologies Ltd.	7.0
Wix.com Ltd.	6.3
Bank Leumi Le-Israel BM	6.1
Teva Pharmaceutical Industries Ltd.	5.2
Bank Hapoalim BM	4.9
CyberArk Software Ltd.	3.4
Israel Discount Bank Ltd., Class A	3.0
Kornit Digital Ltd.	3.0
ICL Group Ltd.	2.5

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Russia ETF

Investment Objective

The iShares MSCI Russia ETF (the “Fund”) seeks to track the investment results of an index composed of Russian equities, as represented by the MSCI Russia 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	36.07%	15.53%	2.93%	36.07%	105.81%	33.53%
Fund Market	34.93	15.55	2.95	34.93	105.95	33.76
Index	36.61	16.09	3.55	36.61	110.83	41.79

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,219.70	$ 3.13		$ 1,000.00	$ 1,022.40	$ 2.85		0.56%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Russia ETF

Portfolio Management Commentary

Russian stocks gained significantly for the reporting period, supported by a rebounding economy and higher prices for oil and natural gas. Russia’s relative lack of pandemic-related restrictions helped the economy achieve its largest year-over-year growth since 2000 in the second quarter of 2021, with particular strength in retail trade and manufacturing. Inflation increased notably as strong growth and border restrictions, which limited the amount that Russians were able to spend abroad, helped drive prices higher, especially for food products. In response to rising inflation, the Central Bank of Russia increased interest rates four times during the reporting period.

The energy sector contributed the most to the Index’s return, bolstered by a notable increase in the prices of oil and natural gas. The global economic recovery led to a rebound in demand for oil, and supply was constrained due to reduced investment during the initial phases of the pandemic and OPEC+ limits on production. Higher prices drove a sharp increase in earnings for the integrated oil and gas industry. In addition, a large natural gas pipeline project from Russia to Germany that would facilitate further gas exports neared completion, and the U.S. waived sanctions on companies involved in the pipeline’s construction.

Russian financials stocks also advanced, led by the diversified banking industry. The relatively solid balance sheets of Russian banks prior to the pandemic helped the industry weather the downturn, and profits increased in 2020 despite a recession. Large net interest margins (the difference between what banks earn from loans and pay for deposits) amid rising interest rates supported banks’ profitability. The materials sector was also a solid contributor to the Index’s performance as steelmakers benefited from higher steel prices, driven by a rebound in global demand for goods.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Energy	44.6%
Financials	21.3
Materials	18.9
Communication Services	8.4
Consumer Staples	4.4
Utilities	1.5
Consumer Discretionary	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Gazprom PJSC	17.2%
Sberbank of Russia PJSC	14.1
LUKOIL PJSC	12.3
Yandex NV, Class A	5.0
MMC Norilsk Nickel PJSC	4.7
Novatek PJSC	4.5
TCS Group Holding PLC	4.3
Tatneft PJSC	3.8
Rosneft Oil Co. PJSC	3.1
Polyus PJSC	2.7

(a)	Excludes money market funds.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI South Africa ETF

Investment Objective

The iShares MSCI South Africa ETF (the “Fund”) seeks to track the investment results of an index composed of South African equities, as represented by the MSCI South Africa 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	39.49%	3.80%	0.73%	39.49%	20.48%	7.50%
Fund Market	39.77	3.92	0.77	39.77	21.19	7.93
Index	40.27	4.36	1.33	40.27	23.79	14.08

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through August 31, 2017 reflects the performance of the MSCI South Africa Index. Index performance beginning on September 1, 2017 reflects the performance of the MSCI South Africa 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,082.30	$ 2.94		$ 1,000.00	$ 1,022.40	$ 2.85		0.56%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

F U N D S U M M A R Y	15

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI South Africa ETF

Portfolio Management Commentary

South African stocks advanced robustly during the reporting period as the economy rebounded from a significant contraction during the economic disruptions of the coronavirus pandemic. Despite a record high unemployment rate of 34.4% and substantial political unrest, the economy expanded as mining and industrial production increased. Household spending, the largest component of the country’s economy, increased modestly, driving expansion. Exports rose sharply as the economies of South Africa’s trading partners recovered, and demand for commodities drove prices higher, generating a record trade surplus. The South African rand strengthened significantly against the U.S. dollar during the reporting period, and the country’s relatively high real interest rates appealed to investors.

The South African financials sector contributed the most to the Index’s performance, led by banks. Diversified banks benefited from strong increases in revenue from insurance premiums and reduced costs of reinsurance, boosting profits. Investors were optimistic that banks had set aside adequate funds to cover non-performing loans amid the pandemic and that economic recovery would reduce loan losses. The increase in online banking led to higher fees from digital transactions. As pandemic-related restrictions eased, commercial and personal loan revenue grew. In the diversified financials industry, profits rose as consumer spending recovered and loan losses were lower than expected.

The communication services sector also contributed significantly to the Index’s return. During pandemic-related restrictions, consumers increased their use of mobile data for home entertainment, work, and education, benefiting the wireless telecommunication services industry. Increased use digital financial services drove higher revenues.

The materials and consumer staples sectors also contributed. The metals and mining industry benefited from sharp increases in industrial demand for platinum. Profits in the food retail industry rose as shoppers increased spending, buoyed by government stimulus funds.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	31.9%
Materials	25.0
Consumer Discretionary	17.4
Communication Services	9.4
Consumer Staples	9.0
Real Estate	2.6
Health Care	2.0
Industrials	1.5
Energy	1.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Naspers Ltd., Class N	14.3%
FirstRand Ltd.	8.2
MTN Group Ltd.	5.9
Standard Bank Group Ltd.	5.0
Impala Platinum Holdings Ltd.	4.6
Sibanye Stillwater Ltd.	4.4
Capitec Bank Holdings Ltd.	4.0
Sasol Ltd.	3.3
Gold Fields Ltd.	3.2
Sanlam Ltd.	3.2

(a)	Excludes money market funds.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Turkey ETF

Investment Objective

The iShares MSCI Turkey ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Turkish equities, as represented by the MSCI Turkey IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	23.59%	(6.33)%	(4.37)%	23.59%	(27.90)%	(36.06)%
Fund Market	23.07	(6.33)	(4.75)	23.07	(27.88)	(38.53)
Index	23.78	(6.14)	(4.10)	23.78	(27.17)	(34.19)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through May 28, 2019 reflects the performance of MSCI Turkey Investable Market Index. Index performance beginning on May 29, 2019 reflects the performance of the MSCI Turkey IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 921.60	$ 2.71		$ 1,000.00	$ 1,022.40	$ 2.85		0.56%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

F U N D S U M M A R Y	17

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Turkey ETF

Portfolio Management Commentary

Turkish stocks posted a solid gain as extremely accommodative monetary policy during the pandemic led to a sharp rise in lending and spending. Fast nominal economic growth and high inflation, which rose to 19.3% during the reporting period, led to modest growth after accounting for the effects of inflation. To combat inflation, the Turkish central bank raised short-term interest rates five times to 19%. However, in March 2021, the Turkish president, who holds an unconventional view of monetary policy, terminated the president of the country’s central bank. The abrupt change unnerved investors, leading to a sharp decline in equities and the Turkish lira, which fell 12% relative to the U.S. dollar for the reporting period. The Turkish equity market stabilized thereafter, as inexpensive borrowing and fewer pandemic restrictions fueled a surge in consumer spending.

The materials sector contributed the most to the Index’s return, led by the steel and commodity chemicals industries, which benefited from a tripling of steel prices due to shortages and growing sales of a variety of chemicals, respectively. The consumer discretionary sector was another strong contributor as a major automobile manufacturer made a significant investment to retool its factories for electric car and battery manufacturing. Turkish banks generally benefited from the rebound in economic growth as earnings rose sharply during the pandemic due to a steep increase in domestic lending and continued demand for banking services from Turkey’s relatively underbanked population. In addition, Turkish industrials advanced amid sales growth in automobile manufacturing, strong revenue growth in defense manufacturing, and higher prices for soda ash, a commodity used in glass production.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Industrials	22.0%
Financials	21.1
Materials	18.0
Consumer Staples	17.4
Consumer Discretionary	8.8
Communication Services	5.0
Energy	3.7
Utilities	1.7
Real Estate	1.3
Health Care	1.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

BIM Birlesik Magazalar AS	9.9%
Eregli Demir ve Celik Fabrikalari TAS	7.9
Akbank TAS	5.5
KOC Holding AS	5.2
Turkiye Garanti Bankasi AS	4.7
Turkcell Iletisim Hizmetleri AS	4.6
Ford Otomotiv Sanayi AS	4.1
Turkiye Petrol Rafinerileri AS	3.7
Turkiye Sise ve Cam Fabrikalari AS	3.6
Aselsan Elektronik Sanayi Ve Ticaret AS	3.2

(a)	Excludes money market funds.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI USA Equal Weighted ETF

Investment Objective

The iShares MSCI USA Equal Weighted ETF (the “Fund”) seeks to track the investment results of an index composed of equal weighted U.S. equities, as represented by the MSCI USA Equal Weighted Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	41.36%	15.64%	14.89%	41.36%	106.80%	300.74%
Fund Market	41.23	15.64	14.89	41.23	106.77	300.83
Index	41.62	15.81	15.06	41.62	108.33	306.80

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through August 31, 2015 reflects the performance of the MSCI USA Index. Index performance beginning on September 1, 2015 reflects the performance of the MSCI USA Equal Weighted Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,171.10	$ 0.77		$ 1,000.00	$ 1,024.50	$ 0.71		0.14%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

F U N D S U M M A R Y	19

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI USA Equal Weighted ETF

Portfolio Management Commentary

U.S. equal weighted stocks posted a strong advance for the reporting period amid the ongoing economic recovery and coronavirus vaccination programs. The information technology sector contributed the most to the Index’s return, particularly the software and services industry. Continued remote work and several high-profile security breaches led many companies to increase their cybersecurity defenses, benefiting makers of security software.

The technology hardware and equipment industry also gained as continued remote work and school boosted demand for computers, mobile devices, and technology services. Makers of hard drives and data storage products benefited from increased demand from cloud computing providers, which require significant storage capabilities. The semiconductors and semiconductor equipment industry advanced as a global chip shortage led to strong sales of chipmaking equipment to companies expanding their manufacturing capacity.

Financials stocks also contributed meaningfully to the Index’s performance as the capital markets industry benefited from earnings growth driven by significant appreciation of private equity investments. Strong growth in the number of retail trading accounts amid heightened interest in capital markets from individual investors bolstered the industry. Insurance stocks also gained, with earnings growth propelled by higher property and casualty underwriting profitability due to the economic recovery.

The industrials sector was another source of strength as manufacturers’ business confidence reached a record high. The capital goods industry benefited from sharply higher orders for electric generators as both the rise in work-from-home arrangements and severe weather in Texas and California drove increased sales.

Healthcare stocks also contributed notably to the Index’s performance. Demand for teeth straightening products rose as increased use of videoconferencing software motivated workers to improve their on-screen appearance, boosting the healthcare equipment and services industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	18.6%
Industrials	13.6
Health Care	13.4
Financials	13.3
Consumer Discretionary	10.9
Communication Services	5.9
Real Estate	5.8
Consumer Staples	5.5
Materials	5.0
Utilities	5.0
Energy	3.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Analog Devices Inc.	0.3%
AMC Entertainment Holdings Inc., Class A	0.2
Palo Alto Networks Inc.	0.2
Caesars Entertainment Inc.	0.2
Las Vegas Sands Corp.	0.2
Crowdstrike Holdings Inc., Class A	0.2
Workday Inc., Class A	0.2
Devon Energy Corp.	0.2
Coupa Software Inc.	0.2
Occidental Petroleum Corp.	0.2

(a)	Excludes money market funds.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	21

Schedule of Investments August 31, 2021	iShares® MSCI Brazil ETF (Percentages shown are based on Net Assets)

Security	Shares		Value

Common Stocks

Banks — 4.4%
Banco Bradesco SA	15,541,236		$59,931,199
Banco do Brasil SA	12,134,157		71,409,143
Banco Inter SA	2,984,152		39,122,701
Banco Santander Brasil SA	6,218,486		50,437,709

			220,900,752

Beverages — 3.8%
Ambev SA	57,327,912		189,585,228

Capital Markets — 4.8%
B3 SA - Brasil, Bolsa, Balcao	69,472,807		189,038,910
Banco BTG Pactual SA	10,079,900		55,089,729

			244,128,639

Containers & Packaging — 1.1%
Klabin SA(a)	10,432,700		53,083,534

Diversified Telecommunication Services — 1.1%
Telefonica Brasil SA	6,577,209		55,624,149

Electric Utilities — 2.5%
Centrais Eletricas Brasileiras SA	4,636,534		33,741,931
CPFL Energia SA	2,701,165		15,170,154
Energisa SA	1,713,874		14,706,542
Equatorial Energia SA	13,085,882		64,406,996

			128,025,623

Electrical Equipment — 3.0%
WEG SA	21,987,346		151,208,715

Food & Staples Retailing — 1.9%
Atacadao SA	6,950,011		24,395,200
Raia Drogasil SA	14,973,551		74,016,393

			98,411,593

Food Products — 2.2%
BRF SA(a)	8,667,603		39,257,999
JBS SA	12,268,768		73,957,124

			113,215,123

Health Care Providers & Services — 3.3%
Hapvida Participacoes e Investimentos SA(b)	10,597,480		30,168,428
Notre Dame Intermedica Participacoes SA	5,939,876		91,829,830
Rede D’Or Sao Luiz SA(b)	3,269,577		43,515,953

			165,514,211

Independent Power and Renewable Electricity Producers — 0.5%
Engie Brasil Energia SA	3,517,196		25,541,639

Insurance — 0.8%
BB Seguridade Participacoes SA	10,279,092		37,889,590
Sul America SA	0	(c)	2

			37,889,592

Internet & Direct Marketing Retail — 0.9%
Americanas SA(a)	5,848,143		46,777,906

Metals & Mining — 19.3%
Cia. Siderurgica Nacional SA	9,743,141		65,685,367
Vale SA	47,570,884		907,846,916

			973,532,283

Multiline Retail — 4.5%
Lojas Renner SA	12,231,329		90,029,470
Magazine Luiza SA	38,450,587		135,634,468

			225,663,938

Security	Shares	Value

Oil, Gas & Consumable Fuels — 6.6%
Cosan SA	14,736,468	$62,841,170
Petroleo Brasileiro SA	44,550,835	240,554,520
Ultrapar Participacoes SA	11,330,764	31,642,344

		335,038,034

Paper & Forest Products — 2.3%
Suzano SA(a)	10,047,781	118,533,813

Personal Products — 2.4%
Natura & Co. Holding SA(a)	11,881,291	118,610,706

Pharmaceuticals — 0.8%
Hypera SA	5,795,585	39,867,904

Road & Rail — 3.1%
Localiza Rent a Car SA	8,263,028	88,626,041
Rumo SA(a)	18,496,915	66,964,928

		155,590,969

Software — 0.7%
TOTVS SA	4,430,559	33,930,946

Specialty Retail — 1.6%
Petrobras Distribuidora SA	10,464,336	55,025,392
Via S/A(a)	13,403,312	26,932,082

		81,957,474

Transportation Infrastructure — 0.9%
CCR SA	18,541,756	43,926,764

Water Utilities — 0.7%
Cia. de Saneamento Basico do Estado de Sao Paulo	5,159,302	36,049,660

Wireless Telecommunication Services — 0.6%
TIM SA	13,623,578	32,828,534

Total Common Stocks — 73.8% (Cost: $2,189,532,644)		3,725,437,729

Preferred Stocks

Banks — 14.4%
Banco Bradesco SA, Preference Shares, NVS	58,858,175	263,511,787
Itau Unibanco Holding SA, Preference Shares, NVS	58,686,283	351,155,256
Itausa SA, Preference Shares, NVS	50,315,946	112,487,881

		727,154,924

Chemicals — 0.4%
Braskem SA, Class A, Preference Shares, NVS(a)	1,406,851	17,954,301

Electric Utilities — 1.8%
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	4,301,458	31,419,910
Cia. Energetica de Minas Gerais, Preference Shares, NVS	16,947,404	44,279,305
Cia. Paranaense de Energia, Preference Shares, NVS	13,072,667	17,292,690

		92,991,905

Metals & Mining — 2.2%
Bradespar SA, Preference Shares, NVS	1,866,425	22,794,295
Gerdau SA, Preference Shares, NVS	15,769,225	86,366,607

		109,160,902

Oil, Gas & Consumable Fuels — 6.0%
Petroleo Brasileiro SA, Preference Shares, NVS	57,513,582	302,427,921

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Brazil ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.5%
Alpargatas SA, Preference Shares, NVS(a)	2,230,287	$25,866,464

Total Preferred Stocks — 25.3% (Cost: $825,578,897)		1,275,556,417

Total Investments in Securities — 99.1% (Cost: $3,015,111,541)		5,000,994,146

Other Assets, Less Liabilities — 0.9%		43,691,200

Net Assets — 100.0%		$5,044,685,346

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Rounds to less than 1.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$7,890,000	$—	$(7,890,000	)(b)	$—	$—	$—	—	$2,129	$—

(a)	As of period end, the entity is no longer held.

(b)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Brazil Index	775	09/17/21	$39,909	$1,512,914

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,512,914

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Brazil ETF

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$5,383,691

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$2,871,112

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$31,750,587

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,725,437,729	$—	$—	$3,725,437,729
Preferred Stocks	1,275,556,417	—	—	1,275,556,417

	$5,000,994,146	$—	$—	$5,000,994,146

Derivative financial instruments(a)
Assets
Futures Contracts	$1,512,914	$—	$—	$1,512,914

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® MSCI Chile ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 21.0%
Banco de Chile	472,529,980	$46,175,548
Banco de Credito e Inversiones SA	493,020	21,356,374
Banco Santander Chile	399,880,033	21,129,677
Grupo Security SA	26,188,660	4,697,643
Itau CorpBanca Chile SA(a)	2,439,046,469	6,650,412

		100,009,654

Beverages — 6.1%
Cia. Cervecerias Unidas SA	1,892,710	19,102,101
Vina Concha y Toro SA	5,744,887	9,777,172

		28,879,273

Diversified Financial Services — 0.8%
Inversiones La Construccion SA	801,587	3,796,389

Electric Utilities — 10.8%
Enel Americas SA	223,191,678	31,362,693
Enel Chile SA	288,570,813	14,729,755
Engie Energia Chile SA	8,017,074	5,544,699

		51,637,147

Food & Staples Retailing — 5.2%
Cencosud SA	10,361,927	19,549,669
SMU SA	47,181,163	5,188,529

		24,738,198

Independent Power and Renewable Electricity Producers — 5.0%
AES Andes SA	56,143,947	7,480,104
Colbun SA	98,287,581	16,268,964

		23,749,068

IT Services — 1.1%
SONDA SA	10,039,550	5,364,581

Marine — 2.9%
Cia. Sud Americana de Vapores SA	187,246,279	14,034,185

Metals & Mining — 2.7%
CAP SA	910,317	12,939,913

Multiline Retail — 5.2%
Falabella SA	5,121,044	20,283,131
Ripley Corp. SA(a)	18,971,240	4,282,868

		24,565,999

Oil, Gas & Consumable Fuels — 7.9%
Empresas COPEC SA	4,054,754	37,720,957

Paper & Forest Products — 4.7%
Empresas CMPC SA	10,049,946	22,324,700

Security	Shares	Value

Real Estate Management & Development — 2.3%
Cencosud Shopping SA	1,106,424	$1,572,752
Parque Arauco SA(a)	7,762,405	9,328,789

		10,901,541

Textiles, Apparel & Luxury Goods — 1.0%
Forus SA	2,572,541	4,803,703

Water Utilities — 3.0%
Aguas Andinas SA, Class A	40,363,208	9,030,338
Inversiones Aguas Metropolitanas SA	8,547,462	5,151,375

		14,181,713

Wireless Telecommunication Services — 2.1%
Empresa Nacional de Telecomunicaciones SA	2,042,598	9,951,081

Total Common Stocks — 81.8% (Cost: $366,532,210)		389,598,102

Preferred Stocks

Beverages — 2.4%
Embotelladora Andina SA, Class B, Preference Shares	4,838,916	11,499,417

Chemicals — 15.5%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares, NVS	1,409,623	73,739,507

Total Preferred Stocks — 17.9% (Cost: $52,255,327)		85,238,924

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	1,120,000	1,120,000

Total Short-Term Investments — 0.2% (Cost: $1,120,000)		1,120,000

Total Investments in Securities — 99.9% (Cost: $419,907,537)		475,957,026

Other Assets, Less Liabilities — 0.1%		328,605

Net Assets — 100.0%		$476,285,631

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Chile ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$2,080,000	$—	$(960,000	)(a)	$—	$—	$1,120,000	1,120,000	$393	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	18	09/17/21	$1,169	$(12,458)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$12,458

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$181,673

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(28,239)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$858,672

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Chile ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$389,598,102	$—	$—	$389,598,102
Preferred Stocks	85,238,924	—	—	85,238,924
Money Market Funds	1,120,000	—	—	1,120,000

	$475,957,026	$—	$—	$475,957,026

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(12,458)	$—	$—	$(12,458)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments August 31, 2021	iShares® MSCI Colombia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 7.9%
Banco de Bogota SA	2,602	$48,669
Bancolombia SA	334,389	2,756,448
Grupo Aval Acciones y Valores SA	155,436	45,198

		2,850,315

Building Products — 4.7%
Tecnoglass Inc.	74,213	1,696,509

Capital Markets — 1.3%
Bolsa de Valores de Colombia	185,650	483,932

Construction & Engineering — 0.9%
Construcciones El Condor SA	626,088	152,488
Constructora Conconcreto SA(a)	1,580,620	165,646

		318,134

Construction Materials — 3.6%
Cementos Argos SA	297,106	465,072
CEMEX Latam Holdings SA(a)	151,585	145,184
Grupo Argos SA	233,953	679,051

		1,289,307

Diversified Financial Services — 4.6%
Corp. Financiera Colombiana SA(a)	53,344	404,204
Grupo de Inversiones Suramericana SA	244,583	1,245,902

		1,650,106

Electric Utilities — 14.4%
Celsia SA ESP	231,350	264,548
Enel Americas SA	9,613,227	1,350,842
Interconexion Electrica SA ESP	589,700	3,551,514

		5,166,904

Food Products — 4.2%
Grupo Nutresa SA	264,403	1,520,836

Gas Utilities — 4.6%
Grupo Energia Bogota SA ESP	2,242,747	1,603,598
Promigas SA ESP	20,908	38,969

		1,642,567

Metals & Mining — 1.4%
Mineros SA	510,887	507,614

Oil, Gas & Consumable Fuels — 24.7%
Canacol Energy Ltd.	589,566	1,551,428
Ecopetrol SA	6,615,407	4,638,850
Empresas COPEC SA	143,021	1,330,510
Parex Resources Inc.(a)	90,098	1,388,265

		8,909,053

Security	Shares	Value

Specialty Retail — 1.1%
Organizacion Terpel SA(a)	192,792	$391,297

Wireless Telecommunication Services — 3.6%
Millicom International Cellular SA, SDR(a)	34,140	1,291,958

Total Common Stocks — 77.0% (Cost: $24,664,788)		27,718,532

Preferred Stocks

Banks — 21.5%
Banco Davivienda SA, Preference Shares, NVS	187,211	1,619,219
Bancolombia SA, Preference Shares, NVS	609,324	5,076,150
Grupo Aval Acciones y Valores SA, Preference Shares, NVS	3,465,999	1,029,919

		7,725,288

Construction Materials — 0.5%
Cementos Argos SA, Preference Shares, NVS	34,420	38,355
Grupo Argos SA/Colombia, Preference Shares, NVS	75,540	160,734

		199,089

Diversified Financial Services — 1.0%
Corp. Financiera Colombiana SA, Preference Shares, NVS(a)	5,932	34,955
Grupo de Inversiones Suramericana SA, Preference Shares, NVS	68,269	323,309

		358,264

Total Preferred Stocks — 23.0% (Cost: $7,330,429)		8,282,641

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	10,000	10,000

Total Short-Term Investments — 0.0% (Cost: $10,000)		10,000

Total Investments in Securities — 100.0% (Cost: $32,005,217)		36,011,173

Other Assets, Less Liabilities — (0.0)%		(960)

Net Assets — 100.0%		$36,010,213

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Colombia ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$56,085	$—		$(56,069	)(b)	$(22)	$6	$—	—	$38	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	10,000	(b)	—		—	—	10,000	10,000	5		—

						$(22)	$6	$10,000		$43		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(377)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$163,308

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$26,426,574	$1,291,958	$—	$27,718,532
Preferred Stocks	8,282,641	—	—	8,282,641
Money Market Funds	10,000	—	—	10,000

	$34,719,215	$1,291,958	$—	$36,011,173

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments August 31, 2021	iShares® MSCI Israel ETF (Percentages shown are based on Net Assets)

Security	Shares		Value

Common Stocks

Aerospace & Defense — 1.9%
Elbit Systems Ltd.	21,680		$3,153,934

Banks — 17.7%
Bank Hapoalim BM	928,647		7,988,807
Bank Leumi Le-Israel BM	1,187,715		9,811,966
FIBI Holdings Ltd.(a)	14,398		596,201
First International Bank Of Israel Ltd. (The)	45,231		1,635,006
Israel Discount Bank Ltd., Class A(a)	951,563		4,915,079
Mizrahi Tefahot Bank Ltd.	114,757		3,817,689

			28,764,748

Biotechnology — 0.2%
UroGen Pharma Ltd.(a)(b)	15,865		279,541

Building Products — 0.2%
Caesarstone Ltd.	19,865		258,245

Capital Markets — 0.3%
Altshuler Shaham Provident Funds & Pension Ltd.	47,388		262,943
Electreon Wireless Ltd.(a)	3,581		151,382

			414,325

Chemicals — 3.1%
ICL Group Ltd.	577,993		4,090,349
Israel Corp. Ltd. (The)(a)	3,146		955,064

			5,045,413

Communications Equipment — 1.5%
AudioCodes Ltd.	21,299		691,143
Gilat Satellite Networks Ltd.	25,183		252,956
Ituran Location and Control Ltd.	15,478		403,821
Radware Ltd.(a)	33,502		1,148,448

			2,496,368

Construction & Engineering — 2.6%
Ashtrom Group Ltd.	33,187		724,297
Elco Ltd.	7,894		482,769
Electra Ltd./Israel	1,697		1,014,314
Shapir Engineering and Industry Ltd.	116,559		930,232
Shikun & Binui Ltd.(a)	193,366		1,127,539

			4,279,151

Consumer Finance — 0.4%
Isracard Ltd.	163,497		678,456

Distributors — 0.2%
Tadiran Group Ltd.	2,460		320,617

Diversified Telecommunication Services — 1.2%
Bezeq The Israeli Telecommunication Corp. Ltd.(a)	1,695,562		2,014,611

Equity Real Estate Investment Trusts (REITs) — 0.5%
REIT 1 Ltd.	145,838		853,074

Food & Staples Retailing — 1.6%
M Yochananof & Sons Ltd.	4,140		293,785
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	7,381		517,839
Shufersal Ltd.	216,708		1,786,768

			2,598,392

Food Products — 0.8%
Mehadrin Ltd.(a)	0	(c)	27
Strauss Group Ltd.	42,795		1,237,035

			1,237,062

Security	Shares	Value

Health Care Equipment & Supplies — 2.1%
Inmode Ltd.(a)	20,293	$2,655,948
Nano-X Imaging Ltd.(a)(b)	27,069	667,521

		3,323,469

Hotels, Restaurants & Leisure — 0.4%
Fattal Holdings 1998 Ltd.(a)	5,026	456,987
NEOGAMES SA(a)	5,148	212,149

		669,136

Household Durables — 1.0%
Azorim-Investment Development & Construction Co. Ltd.(a)	69,468	282,249
Electra Consumer Products 1970 Ltd.	9,062	503,339
Maytronics Ltd.	35,703	818,848

		1,604,436

Independent Power and Renewable Electricity Producers — 2.5%
Doral Group Renewable Energy Resources Ltd.(a)(b)	47,442	179,783
Energix-Renewable Energies Ltd.	179,116	740,417
Enlight Renewable Energy Ltd.(a)	752,119	1,628,472
Kenon Holdings Ltd./Singapore	19,980	783,253
OPC Energy Ltd.(a)(b)	69,287	642,305

		3,974,230

Industrial Conglomerates — 0.2%
Arad Investment & Industrial Development Ltd.	2,671	284,731

Insurance — 2.7%
Clal Insurance Enterprises Holdings Ltd.(a)	49,771	1,044,511
Harel Insurance Investments & Financial Services Ltd.	96,372	946,625
IDI Insurance Co. Ltd.	6,653	238,572
Menora Mivtachim Holdings Ltd.	20,857	462,030
Migdal Insurance & Financial Holdings Ltd.(a)	303,976	428,651
Phoenix Holdings Ltd. (The)	124,112	1,325,177

		4,445,566

Internet & Direct Marketing Retail — 2.4%
Fiverr International Ltd.(a)(b)	21,976	3,944,912

IT Services — 7.6%
Formula Systems 1985 Ltd.	7,562	751,648
Malam - Team Ltd.	6,316	210,163
Matrix IT Ltd.	27,852	760,234
One Software Technologies Ltd.	32,420	519,000
Wix.com Ltd.(a)(b)	45,802	10,171,708

		12,412,753

Life Sciences Tools & Services — 0.3%
Compugen Ltd.(a)(b)	67,300	472,446

Machinery — 3.0%
Kornit Digital Ltd.(a)(b)	37,677	4,911,951

Oil, Gas & Consumable Fuels — 1.3%
Delek Group Ltd.(a)	7,085	394,167
Equital Ltd.(a)	16,469	456,083
Naphtha Israel Petroleum Corp. Ltd.(a)(b)	26,881	123,340
Oil Refineries Ltd.(a)	1,452,967	316,903
Paz Oil Co. Ltd.(a)(b)	7,802	785,596

		2,076,089

Pharmaceuticals — 5.6%
Taro Pharmaceutical Industries Ltd.(a)(b)	7,778	527,504
Teva Pharmaceutical Industries Ltd., ADR(a)	901,156	8,488,889

		9,016,393

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Israel ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services — 0.5%
Danel Adir Yeoshua Ltd.	4,172	$845,101

Real Estate Management & Development — 10.5%
AFI Properties Ltd.(a)	8,909	455,037
Airport City Ltd.(a)	55,973	1,025,143
Alony Hetz Properties & Investments Ltd.	120,546	1,777,115
Amot Investments Ltd.	167,817	1,191,176
Azrieli Group Ltd.	34,678	3,241,770
Big Shopping Centers Ltd.(a)	8,175	1,200,242
Blue Square Real Estate Ltd.	4,297	335,523
Brack Capital Properties NV(a)	2,165	259,191
Gav-Yam Lands Corp. Ltd.	113,689	1,277,995
Gazit-Globe Ltd.	56,133	406,225
Israel Canada T.R Ltd.	90,539	375,151
Isras Investment Co. Ltd.	1,321	288,195
Mega Or Holdings Ltd.	19,472	729,564
Melisron Ltd.(a)	17,479	1,412,140
Mivne Real Estate KD Ltd.	508,671	1,720,941
Prashkovsky Investments and Construction Ltd.	5,745	169,811
Property & Building Corp. Ltd.(a)	2,414	327,117
Summit Real Estate Holdings Ltd.(a)	30,425	479,539
YH Dimri Construction & Development Ltd.	6,167	419,242

		17,091,117

Semiconductors & Semiconductor Equipment — 3.5%
Camtek Ltd./Israel(a)	22,972	948,191
Nova Ltd.(a)	23,065	2,318,611
Tower Semiconductor Ltd.(a)	82,942	2,444,771

		5,711,573

Software — 21.6%
Check Point Software Technologies Ltd.(a)	89,695	11,268,383
Cognyte Software Ltd.(a)	53,891	1,480,924
CyberArk Software Ltd.(a)(b)	32,503	5,458,554
Hilan Ltd.	11,916	673,599
Magic Software Enterprises Ltd.	22,227	465,490
Nice Ltd.(a)	51,601	14,984,807
Sapiens International Corp. NV	24,386	700,959

		35,032,716

Specialty Retail — 0.9%
Arko Corp.(a)	1	7

Security	Shares	Value

Specialty Retail (continued)
Delek Automotive Systems Ltd.	41,679	$553,047
Fox Wizel Ltd.	6,148	814,811

		1,367,865

Technology Hardware, Storage & Peripherals — 0.8%
Nano Dimension Ltd., ADR(a)(b)	203,978	1,305,459

Textiles, Apparel & Luxury Goods — 0.2%
Delta-Galil Industries Ltd.(b)	7,362	381,200

Wireless Telecommunication Services — 0.5%
Cellcom Israel Ltd.(a)	73,778	278,158
Partner Communications Co. Ltd.(a)	113,551	538,207

		816,365

Total Common Stocks — 99.8% (Cost: $149,392,501)		162,081,445

Short-Term Investments

Money Market Funds — 14.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	23,189,605	23,201,200
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	90,000	90,000

		23,291,200

Total Short-Term Investments — 14.3% (Cost: $23,290,414)		23,291,200

Total Investments in Securities — 114.1% (Cost: $172,682,915)		185,372,645

Other Assets, Less Liabilities — (14.1)%		(22,887,183)

Net Assets — 100.0%		$162,485,462

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Rounds to less than 1.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Israel ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$3,214,776	$19,991,878	(a)	$—	$(4,674)	$(780)	$23,201,200	23,189,605	$112,036	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	46,000	44,000	(a)	—	—	—	90,000	90,000	33		—

					$(4,674)	$(780)	$23,291,200		$112,069		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	9	09/17/21	$444	$3,526

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$3,526

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$48,295

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$3,684

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$184,607

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Israel ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$53,656,410	$108,425,035	$—	$162,081,445
Money Market Funds	23,291,200	—	—	23,291,200

	$76,947,610	$108,425,035	$—	$185,372,645

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$3,526	$—	$3,526

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments August 31, 2021	iShares® MSCI Russia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 19.4%
Sberbank of Russia PJSC	18,444,790	$82,765,387
TCS Group Holding PLC, GDR(a)	282,592	25,080,959
VTB Bank PJSC(b)	8,069,655,016	5,836,123

		113,682,469

Capital Markets — 1.9%
Moscow Exchange MICEX-RTS PJSC	4,471,660	11,188,560

Chemicals — 1.6%
PhosAgro PJSC, GDR(a)	466,080	9,181,776

Electric Utilities — 1.4%
Inter RAO UES PJSC	136,160,400	8,579,722

Food & Staples Retailing — 4.4%
Magnit PJSC, GDR(a)	911,950	13,880,607
X5 Retail Group NV, GDR(a)	354,235	11,785,813

		25,666,420

Interactive Media & Services — 6.3%
Mail.Ru Group Ltd., GDR(a)(b)	372,078	7,522,026
Yandex NV, Class A(b)	383,725	29,275,870

		36,797,896

Internet & Direct Marketing Retail — 0.9%
Ozon Holdings PLC, ADR(b)	104,510	5,485,721

Metals & Mining — 17.2%
Alrosa PJSC	7,228,380	14,389,336
MMC Norilsk Nickel PJSC	82,972	27,254,895
Novolipetsk Steel PJSC	4,156,100	14,012,939
Polymetal International PLC	787,196	15,736,467
Polyus PJSC	89,017	16,061,969
Severstal PAO	584,668	13,725,161

		101,180,767

Oil, Gas & Consumable Fuels — 42.6%
Gazprom PJSC	24,066,790	100,350,087
LUKOIL PJSC	841,395	71,948,574

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Novatek PJSC, GDR(a)	111,707	$26,476,094
Rosneft Oil Co. PJSC	2,511,610	18,296,868
Surgutneftegas PJSC	22,355,146	10,316,613
Tatneft PJSC	3,375,981	22,320,506

		249,708,742

Wireless Telecommunication Services — 2.1%
Mobile TeleSystems PJSC, ADR	1,324,884	12,427,412

Total Common Stocks — 97.8% (Cost: $432,464,107)		573,899,485

Preferred Stocks

Oil, Gas & Consumable Fuels — 1.9%
Surgutneftegas PJSC, Preference Shares, NVS	21,044,800	11,100,929

Total Preferred Stocks — 1.9% (Cost: $11,626,744)		11,100,929

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	970,000	970,000

Total Short-Term Investments — 0.2% (Cost: $970,000)		970,000

Total Investments in Securities — 99.9% (Cost: $445,060,851)		585,970,414

Other Assets, Less Liabilities — 0.1%		526,940

Net Assets — 100.0%		$586,497,354

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$1,490,000	$—	$(520,000)	(a)	$—	$—	$970,000	970,000	$599	$—

(a)	Represents net amount purchased (sold).

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Russia ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	13	09/17/21	$844	$(2,046)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$2,046

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$310,519

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(39,381)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,376,606

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$21,609,188	$552,290,297	$—	$573,899,485
Preferred Stocks	—	11,100,929	—	11,100,929
Money Market Funds	970,000	—	—	970,000

	$22,579,188	$563,391,226	$—	$585,970,414

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(2,046)	$—	$—	$(2,046)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments August 31, 2021	iShares® MSCI South Africa ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 13.8%
Absa Group Ltd.(a)	753,196	$8,157,000
Capitec Bank Holdings Ltd.	84,601	11,052,221
Nedbank Group Ltd.(a)	398,923	5,080,510
Standard Bank Group Ltd.	1,354,596	13,835,702

		38,125,433

Capital Markets — 1.0%
Reinet Investments SCA	143,366	2,774,004

Chemicals — 3.3%
Sasol Ltd.(a)	590,777	9,081,398

Diversified Financial Services — 9.8%
FirstRand Ltd.	5,276,992	22,464,699
Remgro Ltd.	553,165	4,600,490

		27,065,189

Equity Real Estate Investment Trusts (REITs) — 1.4%
Growthpoint Properties Ltd.	3,586,034	3,821,482

Food & Staples Retailing — 8.2%
Bid Corp. Ltd.(a)	350,582	7,720,105
Clicks Group Ltd.	256,880	5,350,425
Shoprite Holdings Ltd.	525,383	6,649,456
SPAR Group Ltd. (The)	201,318	2,877,526

		22,597,512

Food Products — 0.8%
Tiger Brands Ltd.	178,568	2,285,720

Industrial Conglomerates — 1.5%
Bidvest Group Ltd. (The)	302,321	4,262,775

Insurance — 7.1%
Discovery Ltd.(a)	452,332	4,016,253
Old Mutual Ltd.	4,921,621	5,204,103
Rand Merchant Investment Holdings Ltd.	800,562	1,741,830
Sanlam Ltd.	1,978,586	8,777,219

		19,739,405

Internet & Direct Marketing Retail — 14.2%
Naspers Ltd., Class N	227,609	39,271,435

Media — 1.1%
MultiChoice Group	393,156	3,109,793

Metals & Mining — 21.6%
African Rainbow Minerals Ltd.	117,284	2,092,602
Anglo American Platinum Ltd.	55,459	6,290,395
AngloGold Ashanti Ltd.	436,217	7,390,850

Security	Shares	Value

Metals & Mining (continued)
Gold Fields Ltd.	927,888	$8,812,464
Harmony Gold Mining Co. Ltd.	579,536	2,161,742
Impala Platinum Holdings Ltd.	831,992	12,746,697
Kumba Iron Ore Ltd.	67,332	3,023,834
Northam Platinum Ltd.(a)	372,995	5,139,262
Sibanye Stillwater Ltd.	2,934,257	11,983,659

		59,641,505

Multiline Retail — 1.6%
Woolworths Holdings Ltd.(a)	1,042,570	4,546,965

Oil, Gas & Consumable Fuels — 1.2%
Exxaro Resources Ltd.	262,457	3,333,685

Pharmaceuticals — 2.0%
Aspen Pharmacare Holdings Ltd.(a)	405,541	5,474,960

Real Estate Management & Development — 1.2%
NEPI Rockcastle PLC	445,587	3,217,459

Specialty Retail — 1.5%
Mr. Price Group Ltd.	267,527	4,013,388

Wireless Telecommunication Services — 8.3%
MTN Group Ltd.(a)	1,772,582	16,270,042
Vodacom Group Ltd.	671,629	6,641,735

		22,911,777

Total Common Stocks — 99.6% (Cost: $311,324,561)		275,273,885

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	310,000	310,000

Total Short-Term Investments — 0.1% (Cost: $310,000)		310,000

Total Investments in Securities — 99.7% (Cost: $311,634,561)		275,583,885

Other Assets, Less Liabilities — 0.3%		789,454

Net Assets — 100.0%		$276,373,339

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI South Africa ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$4,406,550	$—		$(4,403,573	)(b)	$(2,977)	$—	$—	—	$504,531	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	130,000	180,000	(b)	—		—	—	310,000	310,000	120		—

						$(2,977)	$—	$310,000		$504,651		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
FTSE/JSE Top 40 Index	26	09/16/21	$1,083	$16,707

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$16,707

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$39,054

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$20,406

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$389,684

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) August 31, 2021	iShares® MSCI South Africa ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$94,076,883	$181,197,002	$—	$275,273,885
Money Market Funds	310,000	—	—	310,000

	$94,386,883	$181,197,002	$—	$275,583,885

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$16,707	$—	$16,707

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® MSCI Turkey ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.2%
Aselsan Elektronik Sanayi Ve Ticaret AS	4,978,738	$9,512,673

Airlines — 3.6%
Pegasus Hava Tasimaciligi AS(a)(b)	398,524	3,383,129
Turk Hava Yollari AO(a)(b)	4,885,420	7,461,044

		10,844,173

Automobiles — 5.5%
Ford Otomotiv Sanayi AS	598,975	12,373,463
Tofas Turk Otomobil Fabrikasi AS	860,485	4,347,692

		16,721,155

Banks — 16.8%
Akbank TAS	23,175,596	16,413,667
Turkiye Garanti Bankasi AS	11,852,156	14,058,096
Turkiye Halk Bankasi AS(a)(b)	3,929,805	2,249,248
Turkiye Is Bankasi AS, Class C	11,347,549	7,855,393
Turkiye Vakiflar Bankasi TAO, Class D(a)(b)	4,876,143	2,109,184
Yapi ve Kredi Bankasi AS(b)	25,221,035	8,006,196

		50,691,784

Beverages — 4.2%
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,943,648	5,127,594
Coca-Cola Icecek AS	702,845	7,404,777

		12,532,371

Capital Markets — 0.4%
Is Yatirim Menkul Degerler AS	673,532	1,234,871

Chemicals — 4.3%
Gubre Fabrikalari TAS(a)(b)	309,820	1,931,602
Hektas Ticaret TAS(a)(b)	2,463,443	2,485,214
Petkim Petrokimya Holding AS(a)(b)	11,432,114	8,520,339

		12,937,155

Construction & Engineering — 1.1%
Tekfen Holding AS	1,949,755	3,464,646

Construction Materials — 0.9%
Nuh Cimento Sanayi AS	362,653	1,531,458
Oyak Cimento Fabrikalari AS(a)(b)	1,344,271	1,102,033

		2,633,491

Diversified Financial Services — 3.5%
Haci Omer Sabanci Holding AS	7,415,017	9,353,562
Turkiye Sinai Kalkinma Bankasi AS(b)	7,019,186	1,112,871

		10,466,433

Electric Utilities — 1.1%
Enerjisa Enerji AS(c)	2,576,524	3,440,248

Entertainment — 0.4%
Fenerbahce Futbol AS(a)(b)	268,608	1,104,599

Equity Real Estate Investment Trusts (REITs) — 1.2%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS(b)	16,849,080	3,727,807

Food & Staples Retailing — 12.1%
BIM Birlesik Magazalar AS	3,430,223	29,635,246
Migros Ticaret AS(a)(b)	907,229	3,799,150
Sok Marketler Ticaret AS	2,005,141	2,966,101

		36,400,497

Food Products — 1.2%
Ulker Biskuvi Sanayi AS	1,509,872	3,473,078

Security	Shares	Value

Health Care Providers & Services — 1.0%
MLP Saglik Hizmetleri AS(a)(c)	1,011,243	$3,083,644

Household Durables — 1.0%
Vestel Elektronik Sanayi ve Ticaret AS	848,698	2,926,789

Independent Power and Renewable Electricity Producers — 0.5%
Aksa Enerji Uretim AS(a)	884,470	1,531,719

Industrial Conglomerates — 10.8%
Bera Holding AS(a)	2,428,380	2,855,715
Dogan Sirketler Grubu Holding AS	10,704,983	3,308,099
Enka Insaat ve Sanayi AS	1	1
KOC Holding AS	5,650,559	15,651,001
Turkiye Sise ve Cam Fabrikalari AS	10,099,314	10,807,899

		32,622,715

Insurance — 0.4%
Anadolu Anonim Turk Sigorta Sirketi	1,452,556	1,107,495

Machinery — 1.6%
Jantsa Jant Sanayi Ve Ticaret AS	129,686	1,073,634
Otokar Otomotiv Ve Savunma Sanayi AS(b)	52,747	2,110,134
Turk Traktor ve Ziraat Makineleri AS	79,484	1,642,738

		4,826,506

Metals & Mining — 12.8%
Eregli Demir ve Celik Fabrikalari TAS	10,503,522	23,759,872
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(a)(b)	7,010,208	6,557,977
Koza Altin Isletmeleri AS(a)(b)	357,849	4,450,295
Koza Anadolu Metal Madencilik Isletmeleri AS(a)(b)	1,960,622	3,747,366

		38,515,510

Oil, Gas & Consumable Fuels — 3.7%
Turkiye Petrol Rafinerileri AS(a)(b)	919,286	11,223,070

Textiles, Apparel & Luxury Goods — 2.3%
Aksa Akrilik Kimya Sanayii AS	1,671,783	3,922,474
Mavi Giyim Sanayi Ve Ticaret AS, Class B(c)	425,924	2,915,770

		6,838,244

Transportation Infrastructure — 1.6%
TAV Havalimanlari Holding AS(a)	1,749,468	4,926,057

Wireless Telecommunication Services — 4.6%
Turkcell Iletisim Hizmetleri AS	7,017,625	13,876,546

Total Common Stocks — 99.8% (Cost: $369,589,849)		300,663,276

Short-Term Investments

Money Market Funds — 4.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	11,936,082	11,942,050

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Turkey ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	350,000	$350,000

		12,292,050

Total Short-Term Investments — 4.1% (Cost: $12,286,614)		12,292,050

Total Investments in Securities — 103.9% (Cost: $381,876,463)		312,955,326

Other Assets, Less Liabilities — (3.9)%		(11,693,670)

Net Assets — 100.0%		$301,261,656

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$15,057,193	$—	$(3,107,414	)(a)	$(3,033)	$(4,696)	$11,942,050	11,936,082	$1,374,387	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	401,000	—	(51,000	)(a)	—	—	350,000	350,000	167		—

					$(3,033)	$(4,696)	$12,292,050		$1,374,554		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	5	09/17/21	$325	$4,632

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$4,632

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Turkey ETF

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$245,001

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(18,151)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$515,364

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$138,026,557	$162,636,719	$—	$300,663,276
Money Market Funds	12,292,050	—	—	12,292,050

	$150,318,607	$162,636,719	$—	$312,955,326

Derivative financial instruments(a)
Assets
Futures Contracts	$4,632	$—	$—	$4,632

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments August 31, 2021	iShares® MSCI USA Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.8%
Boeing Co. (The)(a)	3,498	$767,811
General Dynamics Corp.	3,803	761,779
HEICO Corp.	2,301	291,813
HEICO Corp., Class A	3,867	441,766
Howmet Aerospace Inc.	23,325	740,569
Huntington Ingalls Industries Inc.	3,710	757,471
L3Harris Technologies Inc.	3,229	752,389
Lockheed Martin Corp.	2,098	754,860
Northrop Grumman Corp.	2,058	756,726
Raytheon Technologies Corp.	8,909	755,127
Textron Inc.	10,648	773,790
TransDigm Group Inc.(a)	1,259	764,805

		8,318,906

Air Freight & Logistics — 0.6%
CH Robinson Worldwide Inc.	8,439	760,017
Expeditors International of Washington Inc.	6,086	758,559
FedEx Corp.	2,777	737,821
United Parcel Service Inc., Class B	3,827	748,676

		3,005,073

Airlines — 0.3%
Delta Air Lines Inc.(a)	19,593	792,341
Southwest Airlines Co.(a)	15,655	779,306

		1,571,647

Auto Components — 0.6%
Aptiv PLC(a)	4,863	740,100
Autoliv Inc.	8,105	716,401
BorgWarner Inc.	17,469	745,577
Lear Corp.	4,805	768,512

		2,970,590

Automobiles — 0.5%
Ford Motor Co.(a)	58,444	761,525
General Motors Co.(a)	15,159	742,943
Tesla Inc.(a)	1,103	811,499

		2,315,967

Banks — 2.4%
Bank of America Corp.	18,495	772,166
Citigroup Inc.	10,641	765,194
Citizens Financial Group Inc.	17,759	777,667
Fifth Third Bancorp	19,878	772,459
First Republic Bank/CA	3,824	760,747
Huntington Bancshares Inc./OH	50,837	789,499
JPMorgan Chase & Co.	4,818	770,639
KeyCorp	37,508	762,163
M&T Bank Corp.	5,510	771,455
PNC Financial Services Group Inc. (The)	4,034	770,897
Regions Financial Corp.	37,764	771,519
SVB Financial Group(a)	1,367	764,836
Truist Financial Corp.	13,484	769,397
U.S. Bancorp	13,394	768,682
Wells Fargo & Co.	15,802	722,151

		11,509,471

Beverages — 1.2%
Boston Beer Co. Inc. (The), Class A, NVS(a)	1,242	708,201
Brown-Forman Corp., Class B, NVS	10,805	758,727
Coca-Cola Co. (The)	13,040	734,282
Constellation Brands Inc., Class A	3,477	734,134
Keurig Dr Pepper Inc.	21,315	760,306

Security	Shares	Value

Beverages (continued)
Molson Coors Beverage Co., Class B	15,455	$734,576
Monster Beverage Corp.(a)	7,641	745,532
PepsiCo Inc.	4,678	731,593

		5,907,351

Biotechnology — 2.5%
AbbVie Inc.	6,301	761,035
Alnylam Pharmaceuticals Inc.(a)	3,760	757,377
Amgen Inc.	3,315	747,632
Biogen Inc.(a)	2,197	744,585
BioMarin Pharmaceutical Inc.(a)	9,935	836,627
Exact Sciences Corp.(a)	8,240	860,091
Gilead Sciences Inc.	10,346	752,982
Horizon Therapeutics PLC(a)	7,210	779,329
Incyte Corp.(a)	9,970	762,605
Moderna Inc.(a)	1,981	746,223
Neurocrine Biosciences Inc.(a)	8,296	789,779
Novavax Inc.(a)(b)	3,417	815,091
Regeneron Pharmaceuticals Inc.(a)	1,135	764,309
Seagen Inc.(a)	4,700	787,720
Vertex Pharmaceuticals Inc.(a)	3,814	763,906

		11,669,291

Building Products — 1.4%
A O Smith Corp.	10,539	766,396
Allegion PLC	5,301	763,291
Carrier Global Corp.	13,451	774,777
Fortune Brands Home & Security Inc.	7,605	740,499
Johnson Controls International PLC	10,177	761,240
Lennox International Inc.	2,254	755,496
Masco Corp.	12,379	751,653
Owens Corning	8,091	773,095
Trane Technologies PLC	3,838	761,843

		6,848,290

Capital Markets — 4.4%
Ameriprise Financial Inc.	2,859	780,250
Apollo Global Management Inc.	13,210	789,694
Bank of New York Mellon Corp. (The)	14,087	777,884
BlackRock Inc.(c)	821	774,441
Blackstone Inc., NVS	6,735	846,792
Carlyle Group Inc. (The)	16,073	793,685
Cboe Global Markets Inc.	5,831	735,581
Charles Schwab Corp. (The)	10,462	762,157
CME Group Inc.	3,749	756,248
FactSet Research Systems Inc.	2,034	773,368
Franklin Resources Inc.	24,205	785,210
Goldman Sachs Group Inc. (The)	1,882	778,226
Intercontinental Exchange Inc.	6,375	762,004
Invesco Ltd.	31,751	803,935
KKR & Co. Inc.	11,940	767,623
MarketAxess Holdings Inc.	1,573	748,622
Moody’s Corp.	1,978	753,163
Morgan Stanley	7,447	777,690
MSCI Inc.	1,217	772,284
Nasdaq Inc.	3,939	771,177
Northern Trust Corp.	6,518	772,513
Raymond James Financial Inc.	5,567	778,823
S&P Global Inc.	1,714	760,708
SEI Investments Co.	12,261	770,113
State Street Corp.	8,696	807,945
T Rowe Price Group Inc.	3,502	783,993

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI USA Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Tradeweb Markets Inc., Class A	8,640	$751,766

		20,935,895

Chemicals — 2.8%
Air Products & Chemicals Inc.	2,733	736,571
Albemarle Corp.	3,478	823,382
Celanese Corp.	4,879	773,809
CF Industries Holdings Inc.	17,129	777,999
Corteva Inc.	17,455	767,496
Dow Inc.	12,275	772,097
DuPont de Nemours Inc.	10,178	753,376
Eastman Chemical Co.	6,747	763,491
Ecolab Inc.	3,365	758,336
FMC Corp.	8,387	785,275
International Flavors & Fragrances Inc.	4,976	753,864
Linde PLC	2,391	752,185
LyondellBasell Industries NV, Class A	7,641	766,774
Mosaic Co. (The)	25,132	808,748
PPG Industries Inc.	4,606	734,887
RPM International Inc.	8,941	735,755
Sherwin-Williams Co. (The)	2,455	745,510

		13,009,555

Commercial Services & Supplies — 1.0%
Cintas Corp.	1,892	748,797
Copart Inc.(a)	5,402	779,617
Republic Services Inc.	6,118	759,427
Rollins Inc.	19,156	745,551
Waste Connections Inc.	5,855	756,525
Waste Management Inc.	4,884	757,557

		4,547,474

Communications Equipment — 0.8%
Arista Networks Inc.(a)	2,026	748,668
Cisco Systems Inc.	12,955	764,604
F5 Networks Inc.(a)	3,760	765,423
Juniper Networks Inc.	25,652	743,395
Motorola Solutions Inc.	3,133	765,141

		3,787,231

Construction Materials — 0.3%
Martin Marietta Materials Inc.	1,995	760,594
Vulcan Materials Co.	4,055	753,946

		1,514,540

Consumer Finance — 0.8%
Ally Financial Inc.	14,511	767,632
American Express Co.	4,682	777,025
Capital One Financial Corp.	4,424	734,251
Discover Financial Services	5,910	757,780
Synchrony Financial	15,127	752,568

		3,789,256

Containers & Packaging — 1.3%
Amcor PLC	59,968	770,589
Avery Dennison Corp.	3,430	773,088
Ball Corp.	8,029	770,463
Crown Holdings Inc.	6,963	764,468
International Paper Co.	12,729	764,886
Packaging Corp. of America	5,116	776,097
Sealed Air Corp.	12,583	767,940
Westrock Co.	15,206	791,320

		6,178,851

Security	Shares	Value

Distributors — 0.5%
Genuine Parts Co.	6,052	$739,494
LKQ Corp.(a)	14,636	771,171
Pool Corp.	1,532	757,267

		2,267,932

Diversified Financial Services — 0.5%
Berkshire Hathaway Inc., Class B(a)	2,601	743,288
Equitable Holdings Inc.	25,034	776,304
Voya Financial Inc.	11,594	753,378

		2,272,970

Diversified Telecommunication Services — 0.6%
AT&T Inc.	27,004	740,449
Liberty Global PLC, Class A(a)	8,555	245,871
Liberty Global PLC, Class C, NVS(a)	18,480	535,550
Lumen Technologies Inc.	65,629	807,237
Verizon Communications Inc.	13,376	735,680

		3,064,787

Electric Utilities — 2.5%
Alliant Energy Corp.	12,052	732,641
American Electric Power Co. Inc.	8,218	736,086
Duke Energy Corp.	6,953	727,701
Edison International	12,776	738,964
Entergy Corp.	6,638	734,229
Evergy Inc.	10,823	740,834
Eversource Energy	8,151	739,540
Exelon Corp.	15,241	747,114
FirstEnergy Corp.	19,079	741,601
NextEra Energy Inc.	8,786	737,936
NRG Energy Inc.	17,441	796,531
PG&E Corp.(a)	82,917	760,349
Pinnacle West Capital Corp.	9,273	713,094
PPL Corp.	25,478	747,779
Southern Co. (The)	11,204	736,439
Xcel Energy Inc.	10,600	728,750

		11,859,588

Electrical Equipment — 1.3%
AMETEK Inc.	5,526	751,370
Eaton Corp. PLC	4,452	749,539
Emerson Electric Co.	7,335	773,842
Generac Holdings Inc.(a)	1,891	826,329
Plug Power Inc.(a)	31,288	815,365
Rockwell Automation Inc.	2,359	767,737
Sensata Technologies Holding PLC(a)	12,927	765,020
Sunrun Inc.(a)(b)	18,135	802,474

		6,251,676

Electronic Equipment, Instruments & Components — 1.8%
Amphenol Corp., Class A	10,009	766,990
Arrow Electronics Inc.(a)	6,372	772,414
CDW Corp./DE	3,827	767,734
Cognex Corp.	8,898	788,541
Corning Inc.	18,108	724,139
IPG Photonics Corp.(a)(b)	4,425	755,259
Keysight Technologies Inc.(a)	4,446	797,523
TE Connectivity Ltd.	5,059	759,963
Teledyne Technologies Inc.(a)	1,665	771,528
Trimble Inc.(a)	8,346	786,360
Zebra Technologies Corp., Class A(a)	1,322	776,239

		8,466,690

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) August 31, 2021	iShares® MSCI USA Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services — 0.5%
Baker Hughes Co.	36,805	$838,418
Halliburton Co.	40,871	816,603
Schlumberger Ltd.	28,130	788,765

		2,443,786

Entertainment — 1.5%
Activision Blizzard Inc.	8,940	736,388
AMC Entertainment Holdings Inc., Class A(a)	21,965	1,035,210
Electronic Arts Inc.	5,269	765,111
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	15,677	792,316
Live Nation Entertainment Inc.(a)	9,347	810,385
Netflix Inc.(a)	1,367	778,083
Roku Inc.(a)	2,163	762,241
Take-Two Interactive Software Inc.(a)	4,578	738,065
Walt Disney Co. (The)(a)	4,290	777,777

		7,195,576

Equity Real Estate Investment Trusts (REITs) — 5.6%
Alexandria Real Estate Equities Inc.	3,625	748,091
American Tower Corp.	2,571	751,169
AvalonBay Communities Inc.	3,317	761,517
Boston Properties Inc.	6,579	743,361
Camden Property Trust	5,058	758,902
Crown Castle International Corp.	3,757	731,450
Digital Realty Trust Inc.	4,556	746,774
Duke Realty Corp.	14,694	771,582
Equinix Inc.	890	750,671
Equity LifeStyle Properties Inc.	8,934	760,015
Equity Residential	9,024	758,648
Essex Property Trust Inc.	2,331	770,955
Extra Space Storage Inc.	4,204	785,770
Healthpeak Properties Inc.	21,149	761,364
Host Hotels & Resorts Inc.(a)	50,005	828,083
Invitation Homes Inc.	18,448	759,689
Iron Mountain Inc.	16,211	774,075
Medical Properties Trust Inc.	37,669	771,461
Mid-America Apartment Communities Inc.	3,947	759,284
Omega Healthcare Investors Inc.	22,723	761,902
Prologis Inc.	5,568	749,787
Public Storage	2,301	744,627
Realty Income Corp.	10,381	749,716
Regency Centers Corp.	11,543	792,081
SBA Communications Corp.	2,058	738,760
Simon Property Group Inc.	5,770	775,777
Sun Communities Inc.	3,759	757,401
UDR Inc.	14,005	756,550
Ventas Inc.	13,610	761,343
VEREIT Inc.	14,908	753,301
VICI Properties Inc.	25,312	782,394
Vornado Realty Trust	18,175	761,169
Welltower Inc.	8,836	773,415
Weyerhaeuser Co.	21,858	786,888
WP Carey Inc.	9,633	752,530

		26,690,502

Food & Staples Retailing — 0.8%
Costco Wholesale Corp.	1,632	743,360
Kroger Co. (The)	16,188	745,133
Sysco Corp.	9,820	782,163
Walgreens Boots Alliance Inc.	15,633	793,375
Walmart Inc.	4,952	733,391

		3,797,422

Security	Shares	Value

Food Products — 2.2%
Archer-Daniels-Midland Co.	12,503	$750,180
Bunge Ltd.	9,984	755,889
Campbell Soup Co.	17,191	717,380
Conagra Brands Inc.	22,154	733,741
General Mills Inc.	12,365	714,821
Hershey Co. (The)	4,108	729,992
Hormel Foods Corp.	15,976	727,547
JM Smucker Co. (The)	5,617	694,654
Kellogg Co.	11,242	709,820
Kraft Heinz Co. (The)	20,153	725,306
Lamb Weston Holdings Inc.	11,289	735,478
McCormick & Co. Inc./MD, NVS	8,515	734,759
Mondelez International Inc., Class A	11,679	724,916
Tyson Foods Inc., Class A	9,229	724,661

		10,179,144

Gas Utilities — 0.3%
Atmos Energy Corp.	7,534	734,640
UGI Corp.	16,070	744,202

		1,478,842

Health Care Equipment & Supplies — 3.9%
Abbott Laboratories	5,912	747,099
ABIOMED Inc.(a)	2,231	811,995
Align Technology Inc.(a)	1,089	772,101
Baxter International Inc.	9,893	754,044
Becton Dickinson and Co.	3,001	755,352
Boston Scientific Corp.(a)	16,780	757,617
Cooper Companies Inc. (The)	1,682	758,094
Danaher Corp.	2,319	751,727
DENTSPLY SIRONA Inc.	12,420	766,314
Dexcom Inc.(a)	1,469	777,718
Edwards Lifesciences Corp.(a)	6,285	736,476
Hologic Inc.(a)	9,695	767,359
IDEXX Laboratories Inc.(a)	1,090	734,398
Insulet Corp.(a)	2,518	749,886
Intuitive Surgical Inc.(a)	704	741,706
Masimo Corp.(a)	2,674	726,098
Medtronic PLC	5,751	767,644
Novocure Ltd.(a)(b)	5,756	772,513
ResMed Inc.	2,622	761,770
STERIS PLC	3,461	744,150
Stryker Corp.	2,810	778,651
Teleflex Inc.	1,977	781,824
West Pharmaceutical Services Inc.	1,663	751,044
Zimmer Biomet Holdings Inc.	5,147	774,366

		18,239,946

Health Care Providers & Services — 2.7%
AmerisourceBergen Corp.	6,227	761,002
Anthem Inc.	1,977	741,632
Cardinal Health Inc.	14,481	760,108
Centene Corp.(a)	11,634	732,709
Cigna Corp.	3,603	762,575
CVS Health Corp.	8,822	762,133
DaVita Inc.(a)	5,629	736,104
HCA Healthcare Inc.	3,008	760,964
Henry Schein Inc.(a)	9,802	740,933
Humana Inc.	1,793	726,918
Laboratory Corp. of America Holdings(a)	2,452	743,888
McKesson Corp.	3,720	759,401
Molina Healthcare Inc.(a)	2,824	759,006

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI USA Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Oak Street Health Inc.(a)	16,486	$770,391
Quest Diagnostics Inc.	4,900	748,867
UnitedHealth Group Inc.	1,731	720,563
Universal Health Services Inc., Class B	4,912	765,093

		12,752,287

Health Care Technology — 0.5%
Cerner Corp.	9,334	712,651
Teladoc Health Inc.(a)	5,504	794,888
Veeva Systems Inc., Class A(a)	2,337	775,837

		2,283,376

Hotels, Restaurants & Leisure — 3.4%
Airbnb Inc., Class A(a)	5,192	804,708
Aramark	22,774	792,308
Booking Holdings Inc.(a)	358	823,282
Caesars Entertainment Inc.(a)	9,014	916,093
Carnival Corp.(a)	34,292	827,809
Chipotle Mexican Grill Inc.(a)	397	755,622
Darden Restaurants Inc.	5,456	821,946
Domino’s Pizza Inc.	1,433	740,703
DraftKings Inc., Class A(a)	14,397	853,598
Expedia Group Inc.(a)	5,384	777,988
Hilton Worldwide Holdings Inc.(a)	6,231	778,003
Las Vegas Sands Corp.(a)	20,192	900,765
Marriott International Inc./MD, Class A(a)	5,709	771,514
McDonald’s Corp.	3,131	743,487
MGM Resorts International	19,575	834,287
Royal Caribbean Cruises Ltd.(a)	9,722	804,301
Starbucks Corp.	6,504	764,155
Vail Resorts Inc.(a)	2,598	792,000
Wynn Resorts Ltd.(a)	8,385	852,671
Yum! Brands Inc.	5,544	726,430

		16,081,670

Household Durables — 1.3%
DR Horton Inc.	7,976	762,665
Garmin Ltd.	4,459	777,783
Lennar Corp., Class A	7,159	768,232
Mohawk Industries Inc.(a)	3,773	746,149
Newell Brands Inc.	30,857	784,076
NVR Inc.(a)	146	756,271
PulteGroup Inc.	14,350	772,891
Whirlpool Corp.	3,382	749,215

		6,117,282

Household Products — 0.8%
Church & Dwight Co. Inc.	8,589	718,556
Clorox Co. (The)	4,345	730,177
Colgate-Palmolive Co.	9,407	733,276
Kimberly-Clark Corp.	5,351	737,421
Procter & Gamble Co. (The)	5,123	729,464

		3,648,894

Independent Power and Renewable Electricity Producers — 0.3%
AES Corp. (The)	31,453	750,783
Vistra Corp.	41,615	794,430

		1,545,213

Industrial Conglomerates — 0.6%
3M Co.	3,792	738,454
General Electric Co.	7,478	788,256
Honeywell International Inc.	3,262	756,490

Security	Shares	Value

Industrial Conglomerates (continued)
Roper Technologies Inc.	1,557	$752,467

		3,035,667

Insurance — 4.8%
Aflac Inc.	13,271	752,200
Alleghany Corp.(a)	1,074	726,765
Allstate Corp. (The)	5,547	750,398
American Financial Group Inc./OH	5,537	763,774
American International Group Inc.	14,023	765,095
Aon PLC, Class A	2,688	771,080
Arch Capital Group Ltd.(a)	17,813	732,114
Arthur J Gallagher & Co.	5,214	748,835
Assurant Inc.	4,550	774,001
Athene Holding Ltd., Class A(a)	11,952	800,425
Brown & Brown Inc.	13,075	759,004
Chubb Ltd.	4,008	737,151
Cincinnati Financial Corp.	6,111	754,097
Erie Indemnity Co., Class A, NVS	4,294	760,424
Everest Re Group Ltd.	2,738	725,296
Fidelity National Financial Inc.	15,338	748,955
Globe Life Inc.	7,838	752,997
Hartford Financial Services Group Inc. (The)	11,276	757,973
Lincoln National Corp.	11,374	780,825
Loews Corp.	13,591	759,329
Markel Corp.(a)	592	751,988
Marsh & McLennan Companies Inc.	4,827	758,804
MetLife Inc.	12,316	763,592
Principal Financial Group Inc.	11,509	768,916
Progressive Corp. (The)	7,729	744,612
Prudential Financial Inc.	7,135	755,454
RenaissanceRe Holdings Ltd.	4,538	711,241
Travelers Companies Inc. (The)	4,667	745,367
W R Berkley Corp.	9,808	738,640
Willis Towers Watson PLC	3,471	766,119

		22,625,471

Interactive Media & Services — 1.3%
Alphabet Inc., Class A(a)	139	402,259
Alphabet Inc., Class C, NVS(a)	134	389,838
Facebook Inc., Class A(a)	2,095	794,801
IAC/InterActiveCorp.(a)	5,815	767,871
Match Group Inc.(a)	5,564	764,716
Pinterest Inc., Class A(a)	14,094	783,204
Snap Inc., Class A, NVS(a)	10,449	795,273
Twitter Inc.(a)	11,979	772,646
Zillow Group Inc., Class A(a)(b)	2,222	212,423
Zillow Group Inc., Class C, NVS(a)(b)	5,871	562,266

		6,245,297

Internet & Direct Marketing Retail — 1.2%
Amazon.com Inc.(a)	232	805,223
Chewy Inc., Class A(a)(b)	8,275	729,193
DoorDash Inc., Class A(a)	4,071	779,189
eBay Inc.	10,206	783,209
Etsy Inc.(a)	3,859	834,547
MercadoLibre Inc.(a)	421	786,197
Wayfair Inc., Class A(a)(b)	2,620	735,565

		5,453,123

IT Services — 4.2%
Accenture PLC, Class A	2,266	762,645
Akamai Technologies Inc.(a)	6,579	745,072
Automatic Data Processing Inc.	3,515	734,776

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) August 31, 2021	iShares® MSCI USA Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Broadridge Financial Solutions Inc.	4,275	$736,240
Cloudflare Inc., Class A(a)	6,300	760,662
Cognizant Technology Solutions Corp., Class A	9,783	746,541
EPAM Systems Inc.(a)	1,199	758,739
Fidelity National Information Services Inc.	5,769	737,105
Fiserv Inc.(a)(b)	6,391	752,796
FleetCor Technologies Inc.(a)	2,915	767,461
Gartner Inc.(a)	2,457	758,574
Global Payments Inc.	4,567	742,777
GoDaddy Inc., Class A(a)(b)	10,586	776,060
International Business Machines Corp.	5,384	755,591
Jack Henry & Associates Inc.	4,212	742,913
Mastercard Inc., Class A	2,085	721,889
MongoDB Inc.(a)	2,036	797,766
Okta Inc.(a)	3,216	847,738
Paychex Inc.	6,449	738,217
PayPal Holdings Inc.(a)	2,749	793,526
Snowflake Inc., Class A(a)	2,663	810,484
Square Inc., Class A(a)	2,892	775,258
Twilio Inc., Class A(a)	2,177	777,102
VeriSign Inc.(a)	3,507	758,424
Visa Inc., Class A	3,211	735,640
Western Union Co. (The)	34,288	741,992

		19,775,988

Leisure Products — 0.3%
Hasbro Inc.	7,843	771,045
Peloton Interactive Inc., Class A(a)	6,894	690,710

		1,461,755

Life Sciences Tools & Services — 2.1%
10X Genomics Inc., Class A(a)	4,823	848,462
Agilent Technologies Inc.	4,425	776,455
Avantor Inc.(a)	19,137	754,763
Bio-Rad Laboratories Inc., Class A(a)	958	771,018
Bio-Techne Corp.	1,562	779,657
Charles River Laboratories International Inc.(a)	1,769	785,188
Illumina Inc.(a)	1,580	722,313
IQVIA Holdings Inc.(a)	2,895	751,918
Mettler-Toledo International Inc.(a)	482	748,464
PerkinElmer Inc.	4,075	753,060
PPD Inc.(a)	16,117	746,378
Thermo Fisher Scientific Inc.	1,346	746,963
Waters Corp.(a)	1,836	760,141

		9,944,780

Machinery — 2.7%
Caterpillar Inc.	3,638	767,145
Cummins Inc.	3,199	754,900
Deere & Co.	2,071	782,900
Dover Corp.	4,298	749,399
Fortive Corp.	10,101	746,161
IDEX Corp.	3,363	753,312
Illinois Tool Works Inc.	3,228	751,672
Ingersoll Rand Inc.(a)	14,934	791,801
Nordson Corp.	3,281	782,847
Otis Worldwide Corp.	8,239	759,801
PACCAR Inc.	9,251	757,379
Parker-Hannifin Corp.	2,579	765,112
Pentair PLC	9,495	732,634
Snap-on Inc.	3,434	772,478
Stanley Black & Decker Inc.	3,915	756,652

Security	Shares	Value

Machinery (continued)
Westinghouse Air Brake Technologies Corp.	8,698	$780,993
Xylem Inc./NY	5,706	777,785

		12,982,971

Media — 2.3%
Altice USA Inc., Class A(a)	27,489	754,298
Cable One Inc.	368	772,649
Charter Communications Inc., Class A(a)	944	770,927
Comcast Corp., Class A	12,582	763,476
Discovery Inc., Class A(a)(b)	9,661	278,623
Discovery Inc., Class C, NVS(a)	17,966	495,682
DISH Network Corp., Class A(a)	17,678	770,584
Fox Corp., Class A, NVS	14,278	534,568
Fox Corp., Class B	6,677	231,225
Interpublic Group of Companies Inc. (The)	20,595	766,752
Liberty Broadband Corp., Class A(a)	570	105,889
Liberty Broadband Corp., Class C, NVS(a)	3,462	662,350
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	5,141	254,480
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	10,486	517,484
News Corp., Class A, NVS	33,981	763,553
Omnicom Group Inc.	10,440	764,417
Sirius XM Holdings Inc.(b)	120,150	753,340
ViacomCBS Inc., Class B, NVS	18,733	776,483

		10,736,780

Metals & Mining — 0.7%
Freeport-McMoRan Inc.	22,907	833,586
Newmont Corp.	13,144	762,221
Nucor Corp.	6,316	742,509
Steel Dynamics Inc.	11,068	746,979

		3,085,295

Mortgage Real Estate Investment — 0.3%
AGNC Investment Corp.	46,769	762,802
Annaly Capital Management Inc.	87,988	764,616

		1,527,418

Multi-Utilities — 1.5%
Ameren Corp.	8,292	727,374
CenterPoint Energy Inc.	28,718	720,535
CMS Energy Corp.	11,599	743,844
Consolidated Edison Inc.	9,636	727,036
Dominion Energy Inc.	9,398	731,540
DTE Energy Co.	6,181	743,821
NiSource Inc.	29,124	717,907
Public Service Enterprise Group Inc.	11,537	737,676
Sempra Energy	5,625	744,525
WEC Energy Group Inc.	7,658	723,528

		7,317,786

Multiline Retail — 0.4%
Dollar General Corp.	3,191	711,306
Dollar Tree Inc.(a)	7,348	665,288
Target Corp.	3,023	746,620

		2,123,214

Oil, Gas & Consumable Fuels — 2.5%
Cheniere Energy Inc.(a)	8,935	781,455
Chevron Corp.	7,869	761,483
ConocoPhillips	14,173	787,027
Devon Energy Corp.	29,318	866,347
EOG Resources Inc.	11,578	781,746
Exxon Mobil Corp.	14,083	767,805
Hess Corp.	11,649	800,869

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI USA Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Kinder Morgan Inc.	46,795	$761,355
Marathon Petroleum Corp.	13,706	812,354
Occidental Petroleum Corp.	33,526	861,283
ONEOK Inc.	15,096	792,842
Phillips 66	11,211	796,990
Pioneer Natural Resources Co.	5,292	792,054
Valero Energy Corp.	12,341	818,332
Williams Companies Inc. (The)	31,071	767,143

		11,949,085

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	2,273	773,934

Pharmaceuticals — 1.7%
Bristol-Myers Squibb Co.	10,852	725,565
Catalent Inc.(a)	6,147	801,815
Elanco Animal Health Inc.(a)(b)	23,556	786,299
Eli Lilly & Co.	2,747	709,523
Jazz Pharmaceuticals PLC(a)	5,636	742,317
Johnson & Johnson	4,163	720,740
Merck & Co. Inc.	9,497	724,526
Pfizer Inc.	15,208	700,633
Royalty Pharma PLC, Class A	19,119	738,949
Viatris Inc.	50,470	738,376
Zoetis Inc.	3,604	737,234

		8,125,977

Professional Services — 1.6%
Booz Allen Hamilton Holding Corp.	9,112	746,364
Clarivate PLC(a)(b)	32,336	814,544
CoStar Group Inc.(a)	9,041	766,134
Equifax Inc.	2,868	780,842
IHS Markit Ltd.	6,333	763,760
Jacobs Engineering Group Inc.	5,635	760,500
Leidos Holdings Inc.	7,687	754,171
Robert Half International Inc.	7,310	755,854
TransUnion	6,333	769,649
Verisk Analytics Inc.	3,805	767,697

		7,679,515

Real Estate Management & Development — 0.2%
CBRE Group Inc., Class A(a)	8,085	778,586

Road & Rail — 1.6%
AMERCO	1,159	766,273
CSX Corp.	22,085	718,425
JB Hunt Transport Services Inc.	4,305	763,707
Kansas City Southern	2,544	714,025
Knight-Swift Transportation Holdings Inc.	15,245	791,673
Lyft Inc., Class A(a)	15,886	756,332
Norfolk Southern Corp.	2,836	719,039
Old Dominion Freight Line Inc.	2,662	768,573
Uber Technologies Inc.(a)	18,588	727,534
Union Pacific Corp.	3,323	720,559

		7,446,140

Semiconductors & Semiconductor Equipment — 3.8%
Advanced Micro Devices Inc.(a)	7,166	793,419
Analog Devices Inc.	9,059	1,476,164
Applied Materials Inc.	5,752	777,268
Broadcom Inc.	1,570	780,620
Enphase Energy Inc.(a)	4,549	790,298
Intel Corp.	14,176	766,355
KLA Corp.	2,304	783,268

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Lam Research Corp.	1,282	$775,379
Marvell Technology Inc.	12,598	770,872
Microchip Technology Inc.	5,145	809,617
Micron Technology Inc.(a)	10,553	777,756
Monolithic Power Systems Inc.	1,593	788,423
NVIDIA Corp.	3,743	837,871
NXP Semiconductors NV	3,654	786,085
ON Semiconductor Corp.(a)	18,130	804,247
Qorvo Inc.(a)	4,125	775,624
QUALCOMM Inc.	5,287	775,550
Skyworks Solutions Inc.	4,194	769,431
SolarEdge Technologies Inc.(a)	2,823	818,049
Teradyne Inc.	6,505	789,967
Texas Instruments Inc.	4,018	767,076
Xilinx Inc.	5,209	810,468

		18,023,807

Software — 6.8%
Adobe Inc.(a)	1,162	771,219
ANSYS Inc.(a)	2,072	757,026
Autodesk Inc.(a)	2,250	697,702
Avalara Inc.(a)	4,478	804,697
Bentley Systems Inc., Class B(b)	11,648	751,180
Black Knight Inc.(a)	9,886	748,074
Cadence Design Systems Inc.(a)	4,852	793,205
Ceridian HCM Holding Inc.(a)	7,067	793,977
Citrix Systems Inc.	7,240	744,779
Coupa Software Inc.(a)	3,527	863,445
Crowdstrike Holdings Inc., Class A(a)(b)	3,165	889,365
Datadog Inc., Class A(a)	5,614	773,609
DocuSign Inc.(a)	2,586	766,077
Dropbox Inc., Class A(a)	24,598	780,003
Dynatrace Inc.(a)	11,991	824,141
Fair Isaac Corp.(a)	1,660	763,168
Fortinet Inc.(a)	2,517	793,207
Guidewire Software Inc.(a)	6,739	798,302
HubSpot Inc.(a)	1,144	783,034
Intuit Inc.	1,368	774,438
Microsoft Corp.	2,504	755,908
NortonLifeLock Inc.	28,770	764,131
Oracle Corp.	8,366	745,662
Palantir Technologies Inc., Class A(a)	30,720	809,165
Palo Alto Networks Inc.(a)	2,048	944,210
Paycom Software Inc.(a)	1,628	795,929
PTC Inc.(a)	5,914	778,637
RingCentral Inc., Class A(a)	2,961	746,942
salesforce.com Inc.(a)	2,935	778,567
ServiceNow Inc.(a)	1,266	814,848
Splunk Inc.(a)	5,266	805,013
SS&C Technologies Holdings Inc.	9,915	750,169
Synopsys Inc.(a)	2,354	782,093
Trade Desk Inc. (The), Class A(a)	9,796	784,170
Tyler Technologies Inc.(a)	1,580	767,406
Unity Software Inc.(a)	6,386	809,425
VMware Inc., Class A(a)(b)	4,847	721,573
Workday Inc., Class A(a)	3,198	873,566
Zendesk Inc.(a)(b)	6,190	765,084
Zoom Video Communications Inc., Class A(a)	2,237	647,612
Zscaler Inc.(a)	3,029	843,092

		32,153,850

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) August 31, 2021	iShares® MSCI USA Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail — 2.2%
Advance Auto Parts Inc.	3,569	$723,972
AutoZone Inc.(a)	455	704,863
Bath & Body Works Inc.	11,325	764,211
Best Buy Co. Inc.	6,771	788,889
Burlington Stores Inc.(a)	2,129	637,614
CarMax Inc.(a)	5,993	750,384
Carvana Co.(a)	2,125	697,128
Home Depot Inc. (The)	2,298	749,562
Lowe’s Companies Inc.	3,673	748,888
O’Reilly Automotive Inc.(a)	1,233	732,501
Ross Stores Inc.	5,851	692,758
TJX Companies Inc. (The)	10,068	732,145
Tractor Supply Co.	3,814	740,869
Ulta Beauty Inc.(a)	2,062	798,633

		10,262,417

Technology Hardware, Storage & Peripherals — 1.2%
Apple Inc.	5,061	768,412
Dell Technologies Inc., Class C(a)	7,702	750,637
Hewlett Packard Enterprise Co.	51,675	798,895
HP Inc.	26,724	794,772
NetApp Inc.	9,361	832,474
Seagate Technology Holdings PLC	8,428	738,208
Western Digital Corp.(a)	12,430	785,576

		5,468,974

Textiles, Apparel & Luxury Goods — 0.5%
Lululemon Athletica Inc.(a)	1,875	750,319
Nike Inc., Class B	4,473	736,882
VF Corp.	9,757	746,118

		2,233,319

Tobacco — 0.3%
Altria Group Inc.	15,413	774,195
Philip Morris International Inc.	7,327	754,681

		1,528,876

Trading Companies & Distributors — 0.5%
Fastenal Co.	13,509	754,478

Security	Shares	Value

Trading Companies & Distributors (continued)
United Rentals Inc.(a)	2,245	$791,699
WW Grainger Inc.	1,730	750,301

		2,296,478

Water Utilities — 0.3%
American Water Works Co. Inc.	4,092	745,767
Essential Utilities Inc.	15,225	755,617

		1,501,384

Wireless Telecommunication Services — 0.2%
T-Mobile U.S. Inc.(a)	5,274	722,643

Total Common Stocks — 99.7% (Cost: $366,173,514)		471,777,501

Short-Term Investments

Money Market Funds — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	7,015,017	7,018,524
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	920,000	920,000

		7,938,524

Total Short-Term Investments — 1.7% (Cost: $7,936,168)		7,938,524

Total Investments in Securities — 101.4% (Cost: $374,109,682)		479,716,025

Other Assets, Less Liabilities — (1.4)%		(6,624,206)

Net Assets — 100.0%		$473,091,819

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$3,935,032	$3,086,392	(a)	$—	$544	$(3,444)	$7,018,524	7,015,017	$19,577	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	370,000	550,000	(a)	—	—	—	920,000	920,000	149		—
BlackRock Inc.	366,021	321,722		(181,490)	24,144	244,044	774,441	821	11,091		—

					$24,688	$240,600	$8,712,965		$30,817		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI USA Equal Weighted ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	4	09/17/21	$904	$9,497
S&P MidCap 400 E-Mini Index	1	09/17/21	275	8,137

				$17,634

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$17,634

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$146,656

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$3,276

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$615,533

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) August 31, 2021	iShares® MSCI USA Equal Weighted ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$471,777,501	$—	$—	$471,777,501
Money Market Funds	7,938,524	—	—	7,938,524

	$479,716,025	$—	$—	$479,716,025

Derivative financial instruments(a)
Assets
Futures Contracts	$17,634	$—	$—	$17,634

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2021

	iShares MSCI Brazil ETF	iShares MSCI Chile ETF	iShares MSCI Colombia ETF	iShares MSCI Israel ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$5,000,994,146	$474,837,026	$36,001,173	$162,081,445
Affiliated(c)	—	1,120,000	10,000	23,291,200
Cash	8,032,147	124,477	5,526	61
Foreign currency, at value(d)	21,729,866	206,466	54,979	213,741
Cash pledged:
Futures contracts	6,701,000	67,000	—	—
Foreign currency collateral pledged:
Futures contracts(e)	—	—	—	34,242
Receivables:
Investments sold	46,263,056	4,639,579	1,111,589	538,313
Securities lending income — Affiliated	—	—	—	10,283
Variation margin on futures contracts	4,262	17,088	—	—
Dividends	12,426,371	53,166	8,254	236,442

Total assets	5,096,150,848	481,064,802	37,191,521	186,405,727

LIABILITIES
Collateral on securities loaned, at value	—	—	—	23,193,183
Deferred foreign capital gain tax	—	—	—	34,317
Payables:
Investments purchased	37,767,177	4,557,600	1,162,383	614,390
Variation margin on futures contracts	—	—	—	1,668
Capital shares redeemed	11,077,221	—	—	—
Investment advisory fees	2,621,104	221,571	18,925	76,707

Total liabilities	51,465,502	4,779,171	1,181,308	23,920,265

NET ASSETS	$5,044,685,346	$476,285,631	$36,010,213	$162,485,462

NET ASSETS CONSIST OF:
Paid-in capital	$7,360,686,790	$730,061,987	$51,375,723	$196,886,049
Accumulated loss	(2,316,001,444)	(253,776,356)	(15,365,510)	(34,400,587)

NET ASSETS	$5,044,685,346	$476,285,631	$36,010,213	$162,485,462

Shares outstanding	137,900,000	16,700,000	3,500,000	2,250,000

Net asset value	$36.58	$28.52	$10.29	$72.22

Shares authorized	800 million	200 million	50 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$—	$—	$—	$22,497,760
(b) Investments, at cost — Unaffiliated	$3,015,111,541	$418,787,537	$31,995,217	$149,392,501
(c) Investments, at cost — Affiliated	$—	$1,120,000	$10,000	$23,290,414
(d) Foreign currency, at cost	$21,710,622	$196,547	$54,837	$211,709
(e) Foreign currency collateral pledged, at cost	$—	$—	$—	$34,684

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Assets and Liabilities  (continued)

August 31, 2021

	iShares MSCI Russia ETF	iShares MSCI South Africa ETF	iShares MSCI Turkey ETF	iShares MSCI USA Equal Weighted ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$585,000,414	$275,273,885	$300,663,276	$471,003,060
Affiliated(c)	970,000	310,000	12,292,050	8,712,965
Cash	6,937	5,508	1,998	23,903
Foreign currency, at value(d)	—	645,492	112,656	—
Cash pledged:
Futures contracts	48,000	—	19,000	41,000
Foreign currency collateral pledged:
Futures contracts(e)	—	138,232	—	—
Receivables:
Investments sold	21,742,691	12,818,683	6,514,577	19,219,680
Securities lending income — Affiliated	—	494,684	93,173	1,412
Variation margin on futures contracts	12,350	—	4,750	—
Capital shares sold	—	—	—	93,829
Dividends	21,129	27,056	12,742	548,637

Total assets	607,801,521	289,713,540	319,714,222	499,644,486

LIABILITIES
Collateral on securities loaned, at value	—	—	11,939,540	7,020,108
Payables:
Investments purchased	21,024,889	13,214,211	6,375,224	19,288,787
Variation margin on futures contracts	—	8,797	—	1,152
Capital shares redeemed	—	—	—	199,139
Investment advisory fees	279,278	117,193	137,802	43,481

Total liabilities	21,304,167	13,340,201	18,452,566	26,552,667

NET ASSETS	$586,497,354	$276,373,339	$301,261,656	$473,091,819

NET ASSETS CONSIST OF:
Paid-in capital	$584,286,858	$585,319,491	$648,593,603	$382,915,155
Accumulated earnings (loss)	2,210,496	(308,946,152)	(347,331,947)	90,176,664

NET ASSETS	$586,497,354	$276,373,339	$301,261,656	$473,091,819

Shares outstanding	12,950,000	5,600,000	12,600,000	5,400,000

Net asset value	$45.29	$49.35	$23.91	$87.61

Shares authorized	1 billion	400 million	200 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$—	$—	$11,280,033	$6,833,285
(b) Investments, at cost — Unaffiliated	$444,090,851	$311,324,561	$369,589,849	$365,731,681
(c) Investments, at cost — Affiliated	$970,000	$310,000	$12,286,614	$8,378,001
(d) Foreign currency, at cost	$—	$614,917	$111,481	$—
(e) Foreign currency collateral pledged, at cost	$—	$135,220	$—	$—

See notes to financial statements.

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2021

	iShares MSCI Brazil ETF	iShares MSCI Chile ETF	iShares MSCI Colombia ETF	iShares MSCI Israel ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$274,187,540	$19,320,165	$777,147	$1,600,006
Dividends — Affiliated	2,129	393	5	33
Securities lending income — Affiliated — net	—	—	38	112,036
Foreign taxes withheld	(12,015,910)	(6,416,319)	(80,039)	(371,489)

Total investment income	262,173,759	12,904,239	697,151	1,340,586

EXPENSES
Investment advisory fees	33,789,061	2,681,512	160,606	786,177
Commitment fees	11,538	—	116	—
Miscellaneous	173	173	173	173

Total expenses	33,800,772	2,681,685	160,895	786,350

Net investment income	228,372,987	10,222,554	536,256	554,236

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(76,345,478)	(27,332,803)	(946,982)	(11,685,996)
Investments — Affiliated	—	—	(22)	(4,674)
In-kind redemptions — Unaffiliated	—	—	317,115	14,486,952
Futures contracts	5,383,691	181,673	(377)	48,295
Foreign currency transactions	(1,610,400)	(53,943)	(119,998)	9,735

Net realized gain (loss)	(72,572,187)	(27,205,073)	(750,264)	2,854,312

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	1,250,375,909	78,233,046	3,508,642	28,895,472
Investments — Affiliated	—	—	6	(780)
Futures contracts	2,871,112	(28,239)	—	3,684
Foreign currency translations	1,923,675	5,937	1,111	1,837

Net change in unrealized appreciation (depreciation)	1,255,170,696	78,210,744	3,509,759	28,900,213

Net realized and unrealized gain	1,182,598,509	51,005,671	2,759,495	31,754,525

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,410,971,496	$61,228,225	$3,295,751	$32,308,761

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$—	$—	$—	$1,112
(b) Net of increase in deferred foreign capital gain tax of	$—	$—	$—	$(34,317)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Operations  (continued)

Year Ended August 31, 2021

	iShares MSCI Russia ETF	iShares MSCI South Africa ETF	iShares MSCI Turkey ETF	iShares MSCI USA Equal Weighted ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$31,966,930	$8,728,336	$9,522,574	$5,081,093
Dividends — Affiliated	599	120	167	11,240
Securities lending income — Affiliated — net	—	504,531	1,374,387	19,577
Foreign taxes withheld	(3,182,471)	(1,287,612)	(1,411,429)	(1,550)

Total investment income	28,785,058	7,945,375	9,485,699	5,110,360

EXPENSES
Investment advisory fees	2,807,345	1,997,873	1,521,055	517,134
Commitment fees	551	—	—	—
Miscellaneous	173	173	173	173

Total expenses	2,808,069	1,998,046	1,521,228	517,307

Less:
Investment advisory fees waived	—	—	—	(16,287)

Total expenses after fees waived	2,808,069	1,998,046	1,521,228	501,020

Net investment income	25,976,989	5,947,329	7,964,471	4,609,340

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(10,833,302)	(25,082,263)	(68,545,305)	2,193,815
Investments — Affiliated	—	(2,977)	(3,033)	4,666
In-kind redemptions — Unaffiliated	5,799,698	70,030,831	23,760,756	18,944,300
In-kind redemptions — Affiliated	—	—	—	20,022
Futures contracts	310,519	39,054	245,001	146,656
Foreign currency transactions	63,912	49,953	(242,924)	—

Net realized gain (loss)	(4,659,173)	45,034,598	(44,785,505)	21,309,459

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	133,068,775	71,283,217	96,749,326	87,015,200
Investments — Affiliated	—	—	(4,696)	240,600
Futures contracts	(39,381)	20,406	(18,151)	3,276
Foreign currency translations	(4,294)	34,477	21,372	—

Net change in unrealized appreciation (depreciation)	133,025,100	71,338,100	96,747,851	87,259,076

Net realized and unrealized gain	128,365,927	116,372,698	51,962,346	108,568,535

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$154,342,916	$122,320,027	$59,926,817	$113,177,875

See notes to financial statements.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI Brazil ETF		iShares MSCI Chile ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$228,372,987	$176,500,312	$10,222,554	$8,694,370
Net realized loss	(72,572,187)	(1,371,892,954)	(27,205,073)	(90,197,249)
Net change in unrealized appreciation (depreciation)	1,255,170,696	(1,686,069,246)	78,210,744	(72,899,354)

Net increase (decrease) in net assets resulting from operations	1,410,971,496	(2,881,461,888)	61,228,225	(154,402,233)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(151,639,298)	(213,084,247)	(9,611,528)	(8,685,975)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,527,014,184)	201,169,553	(16,754,254)	274,371,517

NET ASSETS
Total increase (decrease) in net assets	(267,681,986)	(2,893,376,582)	34,862,443	111,283,309
Beginning of year	5,312,367,332	8,205,743,914	441,423,188	330,139,879

End of year	$5,044,685,346	$5,312,367,332	$476,285,631	$441,423,188

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Changes in Net Assets  (continued)

	iShares MSCI Colombia ETF		iShares MSCI Israel ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$536,256	$714,866	$554,236	$481,425
Net realized gain (loss)	(750,264)	(3,376,020)	2,854,312	3,569,289
Net change in unrealized appreciation (depreciation)	3,509,759	(1,583,565)	28,900,213	5,946,320

Net increase (decrease) in net assets resulting from operations	3,295,751	(4,244,719)	32,308,761	9,997,034

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(545,967)	(623,029)	(278,315)	(2,326,790)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	14,648,968	(125,777)	25,551,674	(17,320,093)

NET ASSETS
Total increase (decrease) in net assets	17,398,752	(4,993,525)	57,582,120	(9,649,849)
Beginning of year	18,611,461	23,604,986	104,903,342	114,553,191

End of year	$36,010,213	$18,611,461	$162,485,462	$104,903,342

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares MSCI Russia ETF		iShares MSCI South Africa ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$25,976,989	$26,939,139	$5,947,329	$38,741,697
Net realized gain (loss)	(4,659,173)	14,355,687	45,034,598	(125,259,012)
Net change in unrealized appreciation (depreciation)	133,025,100	(45,228,822)	71,338,100	34,632,268

Net increase (decrease) in net assets resulting from operations	154,342,916	(3,933,996)	122,320,027	(51,885,047)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(23,598,232)	(40,113,639)	(19,459,609)	(42,715,529)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(11,450,216)	(116,330,464)	(149,905,407)	43,951,479

NET ASSETS
Total increase (decrease) in net assets	119,294,468	(160,378,099)	(47,044,989)	(50,649,097)
Beginning of year	467,202,886	627,580,985	323,418,328	374,067,425

End of year	$586,497,354	$467,202,886	$276,373,339	$323,418,328

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Statements of Changes in Net Assets  (continued)

	iShares MSCI Turkey ETF		iShares MSCI USA Equal Weighted ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,964,471	$3,406,364	$4,609,340	$5,197,776
Net realized gain (loss)	(44,785,505)	(39,764,373)	21,309,459	1,611,788
Net change in unrealized appreciation (depreciation)	96,747,851	304,901	87,259,076	(3,443,714)

Net increase (decrease) in net assets resulting from operations	59,926,817	(36,053,108)	113,177,875	3,365,850

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(8,492,284)	(5,455,619)	(4,084,783)	(5,421,593)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	70,879,769	(93,734,165)	137,937,095	(79,972,567)

NET ASSETS
Total increase (decrease) in net assets	122,314,302	(135,242,892)	247,030,187	(82,028,310)
Beginning of year	178,947,354	314,190,246	226,061,632	308,089,942

End of year	$301,261,656	$178,947,354	$473,091,819	$226,061,632

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Brazil ETF
	Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17

Net asset value, beginning of year	$29.62		$40.92		$32.03		$40.06		$33.52

Net investment income(a)	1.34		0.86		1.12		1.14		0.76
Net realized and unrealized gain (loss)(b)	6.52		(11.13)		8.88		(8.22)		6.45

Net increase (decrease) from investment operations	7.86		(10.27)		10.00		(7.08)		7.21

Distributions(c)
From net investment income	(0.90)		(1.03)		(1.11)		(0.95)		(0.67)

Total distributions	(0.90)		(1.03)		(1.11)		(0.95)		(0.67)

Net asset value, end of year	$36.58		$29.62		$40.92		$32.03		$40.06

Total Return(d)
Based on net asset value	26.35%		(25.63)%		31.36%		(17.87)%		22.03%

Ratios to Average Net Assets
Total expenses	0.57%		0.59%		0.59%		0.59%		0.62%

Net investment income	3.84%		2.35%		2.75%		2.86%		2.10%

Supplemental Data
Net assets, end of year (000)	$5,044,685		$5,312,367		$8,205,744		$5,501,031		$6,327,919

Portfolio turnover rate(e)	17	%(f)	29	%(f)	16	%(f)	30	%(f)	20	%(f)

(a) Based on average shares outstanding.

(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to  the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(f) Portfolio turnover rate excluding cash creations was as follows:	12%		11%		10%		13%		13%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Chile ETF
	Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17

Net asset value, beginning of year	$25.37		$35.88		$43.71		$47.96		$36.77

Net investment income(a)	0.63		0.61		0.74		0.78		0.69
Net realized and unrealized gain (loss)(b)	3.16		(10.54)		(7.76)		(4.06)		11.21

Net increase (decrease) from investment operations	3.79		(9.93)		(7.02)		(3.28)		11.90

Distributions(c)
From net investment income	(0.64)		(0.58)		(0.79)		(0.92)		(0.67)
Return of capital	—		—		(0.02)		(0.05)		(0.04)

Total distributions	(0.64)		(0.58)		(0.81)		(0.97)		(0.71)

Net asset value, end of year	$28.52		$25.37		$35.88		$43.71		$47.96

Total Return(d)
Based on net asset value	14.90%		(27.72)%		(16.22)%		(7.03)%		32.65%

Ratios to Average Net Assets
Total expenses	0.57%		0.59%		0.59%		0.59%		0.62%

Net investment income	2.17%		2.10%		1.74%		1.55%		1.68%

Supplemental Data
Net assets, end of year (000)	$476,286		$441,423		$330,140		$393,351		$467,645

Portfolio turnover rate(e)	62	%(f)	51	%(f)	75	%(f)	54	%(f)	54	%(f)

(a) Based on average shares outstanding.

(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to  the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash  in U.S. dollars (“cash creations”).

(f) Portfolio turnover rate excluding cash creations was as follows:	17%		21%		12%		11%		8%

See notes to financial statements.

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Colombia ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$8.86	$12.42	$13.96	$14.58	$13.18

Net investment income(a)	0.20	0.37	0.35	0.30	0.23
Net realized and unrealized gain (loss)(b)	1.45	(3.60)	(1.50)	(0.70)	1.34

Net increase (decrease) from investment operations	1.65	(3.23)	(1.15)	(0.40)	1.57

Distributions(c)
From net investment income	(0.22)	(0.33)	(0.39)	(0.22)	(0.17)

Total distributions	(0.22)	(0.33)	(0.39)	(0.22)	(0.17)

Net asset value, end of year	$10.29	$8.86	$12.42	$13.96	$14.58

Total Return(d)
Based on net asset value	18.56%	(26.40)%	(8.18)%	(2.69)%	12.05%

Ratios to Average Net Assets
Total expenses	0.61%	0.61%	0.61%	0.61%	0.61%

Net investment income	2.04%	3.43%	2.71%	2.01%	1.72%

Supplemental Data
Net assets, end of year (000)	$36,010	$18,611	$23,605	$25,834	$22,594

Portfolio turnover rate(e)	52%	75%	88%	26%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Israel ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$56.70	$53.28	$56.62	$48.19	$49.36

Net investment income(a)	0.26	0.23	0.33	0.59	0.62
Net realized and unrealized gain (loss)(b)	15.38	4.31	(3.42)	8.88	(0.98)

Net increase (decrease) from investment operations	15.64	4.54	(3.09)	9.47	(0.36)

Distributions(c)
From net investment income	(0.12)	(1.12)	(0.25)	(1.04)	(0.81)

Total distributions	(0.12)	(1.12)	(0.25)	(1.04)	(0.81)

Net asset value, end of year	$72.22	$56.70	$53.28	$56.62	$48.19

Total Return(d)
Based on net asset value	27.59%	8.53%	(5.45)%	19.91%	(0.77)%

Ratios to Average Net Assets
Total expenses	0.57%	0.59%	0.59%	0.59%	0.62%

Net investment income	0.40%	0.43%	0.60%	1.15%	1.25%

Supplemental Data
Net assets, end of year (000)	$162,485	$104,903	$114,553	$121,735	$89,152

Portfolio turnover rate(e)	21%	7%	17%	6%	28%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Russia ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17 (a)

Net asset value, beginning of year	$34.87	$37.81	$32.47	$32.13	$27.92

Net investment income(b)	2.05	1.87	2.33	1.21	1.14
Net realized and unrealized gain (loss)(c)	10.24	(1.99)	5.04	0.22	4.07

Net increase (decrease) from investment operations	12.29	(0.12)	7.37	1.43	5.21

Distributions(d)
From net investment income	(1.87)	(2.82)	(2.03)	(1.09)	(1.00)

Total distributions	(1.87)	(2.82)	(2.03)	(1.09)	(1.00)

Net asset value, end of year	$45.29	$34.87	$37.81	$32.47	$32.13

Total Return(e)
Based on net asset value	36.07%	(1.28)%	23.64%	4.37%	18.73%

Ratios to Average Net Assets
Total expenses	0.57%	0.59%	0.59%	0.59%	0.62%

Net investment income	5.26%	4.97%	6.60%	3.50%	4.27%

Supplemental Data
Net assets, end of year (000)	$586,497	$467,203	$627,581	$478,860	$530,076

Portfolio turnover rate(f)	25%	30%	18%	32%	18%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI South Africa ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$37.17	$47.96	$54.87	$62.62	$52.78

Net investment income(a)	0.77	4.94	1.31	1.41	1.07
Net realized and unrealized gain (loss)(b)	13.67	(10.38)	(5.84)	(7.69)	9.79

Net increase (decrease) from investment operations	14.44	(5.44)	(4.53)	(6.28)	10.86

Distributions(c)
From net investment income	(2.26)	(5.35)	(2.38)	(1.47)	(1.02)

Total distributions	(2.26)	(5.35)	(2.38)	(1.47)	(1.02)

Net asset value, end of year	$49.35	$37.17	$47.96	$54.87	$62.62

Total Return(d)
Based on net asset value	39.49%	(13.09)%	(8.45)%	(10.20)%	20.91%

Ratios to Average Net Assets
Total expenses	0.57%	0.59%	0.59%	0.59%	0.62%

Net investment income	1.69%	11.79%	2.48%	2.20%	1.91%

Supplemental Data
Net assets, end of year (000)	$276,373	$323,418	$374,067	$373,114	$419,587

Portfolio turnover rate(e)	20%	46%	12%	15%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Turkey ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$19.99	$24.08	$20.09	$46.17	$38.16

Net investment income(a)	0.70	0.30	0.60	1.01	0.97
Net realized and unrealized gain (loss)(b)	3.99	(3.94)	4.06	(26.05)	8.12

Net increase (decrease) from investment operations	4.69	(3.64)	4.66	(25.04)	9.09

Distributions(c)
From net investment income	(0.77)	(0.45)	(0.67)	(1.04)	(1.08)

Total distributions	(0.77)	(0.45)	(0.67)	(1.04)	(1.08)

Net asset value, end of year	$23.91	$19.99	$24.08	$20.09	$46.17

Total Return(d)
Based on net asset value	23.59%	(15.48)%	23.38%	(54.97)%	24.23%

Ratios to Average Net Assets
Total expenses	0.57%	0.59%	0.59%	0.59%	0.62%

Net investment income	2.98%	1.22%	2.43%	2.76%	2.58%

Supplemental Data
Net assets, end of year (000)	$301,262	$178,947	$314,190	$386,797	$424,727

Portfolio turnover rate(e)	22%	12%	20%	7%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI USA Equal Weighted ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$62.79	$58.13	$59.33	$51.30	$46.05

Net investment income(a)	1.03	1.09	0.92	0.98	0.85
Net realized and unrealized gain (loss)(b)	24.72	4.65	(1.11)	7.94	5.18

Net increase (decrease) from investment operations	25.75	5.74	(0.19)	8.92	6.03

Distributions(c)
From net investment income	(0.93)	(1.08)	(1.01)	(0.89)	(0.78)

Total distributions	(0.93)	(1.08)	(1.01)	(0.89)	(0.78)

Net asset value, end of year	$87.61	$62.79	$58.13	$59.33	$51.30

Total Return(d)
Based on net asset value	41.36%	10.18%	(0.23)%	17.55%	13.22%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Total expenses after fees waived	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	1.34%	1.84%	1.63%	1.76%	1.72%

Supplemental Data
Net assets, end of year (000)	$473,092	$226,062	$308,090	$192,820	$135,945

Portfolio turnover rate(e)	30%	30%	24%	23%	27%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI Brazil	Non-diversified
MSCI Chile	Non-diversified
MSCI Colombia	Non-diversified
MSCI Israel	Non-diversified
MSCI Russia	Non-diversified
MSCI South Africa	Non-diversified
MSCI Turkey	Non-diversified
MSCI USA Equal Weighted	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements  (continued)

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Israel
Barclays Bank PLC	$1,292,403	$1,292,403		$—	$—
BNP Paribas SA	2,211,060	2,211,060		—	—
BofA Securities, Inc.	1,969,736	1,969,736		—	—
Citigroup Global Markets, Inc.	497,053	497,053		—	—
Goldman Sachs & Co. LLC	244,288	244,288		—	—
HSBC Bank PLC	13,037	13,037		—	—
J.P. Morgan Securities LLC	228,088	205,179		—	(22,909	)(b)
Morgan Stanley	660,838	660,838		—	—
UBS AG	10,758,802	10,758,802		—	—
UBS Securities LLC	3,905,420	3,905,420		—	—
Wells Fargo Bank N.A.	717,035	717,035		—	—

	$22,497,760	$22,474,851		$—	$(22,909)

MSCI Turkey
BofA Securities, Inc.	$3,264,521	$3,264,521		$—	$—
Goldman Sachs & Co. LLC	3,029,133	3,029,133		—	—
HSBC Bank PLC	10,992	10,992		—	—
Morgan Stanley	4,806,359	4,806,359		—	—
SG AMERICAS Securities LLC	137,271	137,271		—	—
UBS AG	31,757	31,757		—	—

	$11,280,033	$11,280,033		$—	$—

MSCI USA Equal Weighted
Barclays Bank PLC	$735,902	$735,902		$—	$—
BNP Paribas SA	1,503,030	1,503,030		—	—
BofA Securities, Inc.	703,873	703,873		—	—
Goldman Sachs & Co. LLC	625,572	621,789		—	(3,783	)(b)
Morgan Stanley	1,301,693	1,301,693		—	—
Scotia Capital (USA), Inc.	828,769	828,769		—	—
State Street Bank & Trust Co.	492,544	492,544		—	—
UBS AG	641,902	641,902		—	—

	$6,833,285	$6,829,502		$—	$(3,783)

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements  (continued)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of August 31, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

Effective July 14, 2021, for its investment advisory services to each of the iShares MSCI Brazil, iShares MSCI Chile, iShares MSCI Israel, iShares MSCI Russia, iShares MSCI South Africa and iShares MSCI Turkey ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $2 billion	0.7400%
Over $2 billion, up to and including $4 billion	0.6900
Over $4 billion, up to and including $8 billion	0.6400
Over $8 billion, up to and including $16 billion	0.5700
Over $16 billion, up to and including $24 billion	0.5100
Over $24 billion, up to and including $32 billion	0.4800
Over $32 billion, up to and including $40 billion	0.4500
Over $40 billion	0.4275

Prior to July 14, 2021, for its investment advisory services to each of the iShares MSCI Brazil, iShares MSCI Chile, iShares MSCI Israel, iShares MSCI Russia, iShares MSCI South Africa and iShares MSCI Turkey ETFs, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $2 billion	0.74%
Over $2 billion, up to and including $4 billion	0.69
Over $4 billion, up to and including $8 billion	0.64
Over $8 billion, up to and including $16 billion	0.57
Over $16 billion, up to and including $24 billion	0.51
Over $24 billion, up to and including $32 billion	0.48
Over $32 billion	0.45

70	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Colombia	0.61%
MSCI USA Equal Weighted	0.15

Expense Waivers: The total of the investment advisory fee and any fund other expenses are a fund’s total annual operating expenses. Effective August 11, 2021, for the iShares MSCI USA Equal Weighted ETF, BFA has contractually agreed to waive a portion of its investment advisory fee through December 31, 2022 in order to limit the Fund’s total annual operating expenses after fee waiver to 0.09% of average daily net assets.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended August 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived
MSCI USA Equal Weighted	$16,287

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the iShares MSCI USA Equal Weighted ETF (the “Group 1 Fund”), retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares MSCI Brazil ETF, iShares MSCI Chile ETF, iShares MSCI Colombia ETF, iShares MSCI Israel ETF, iShares MSCI Russia ETF, iShares MSCI South Africa ETF and iShares MSCI Turkey ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, the Group 1 Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Colombia	$13
MSCI Israel	30,392
MSCI South Africa	112,966
MSCI Turkey	309,408
MSCI USA Equal Weighted	7,819

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Colombia	$977,359	$—	$—
MSCI Israel	1,162,124	2,279,488	(2,970,492)
MSCI Russia	2,393,895	162,097	29,407
MSCI USA Equal Weighted	40,726,798	35,557,825	2,187,515

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI Brazil	$964,054,927	$2,380,532,659
MSCI Chile	284,094,806	301,986,162
MSCI Colombia	25,273,192	13,379,865
MSCI Israel	28,763,668	29,358,081
MSCI Russia	124,167,365	124,184,384
MSCI South Africa	66,126,481	68,269,614
MSCI Turkey	57,502,804	60,412,406
MSCI USA Equal Weighted	104,783,635	103,947,297

For the year ended August 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Colombia	$3,657,048	$1,049,222
MSCI Israel	69,076,650	42,913,548
MSCI Russia	23,490,954	34,421,834
MSCI South Africa	107,408,411	269,964,523
MSCI Turkey	210,866,072	142,258,518
MSCI USA Equal Weighted	175,653,186	38,362,287

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

72	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Colombia	$317,082	$(317,082)
MSCI Israel	14,135,761	(14,135,761)
MSCI Russia	4,806,499	(4,806,499)
MSCI South Africa	55,384,954	(55,384,954)
MSCI Turkey	20,181,740	(20,181,740)
MSCI USA Equal Weighted	18,806,119	(18,806,119)

The tax character of distributions was as follows:

iShares ETF	Year Ended 08/31/21	Year Ended 08/31/20
MSCI Brazil
Ordinary income	$151,639,298	$213,084,247

MSCI Chile
Ordinary income	$9,611,528	$8,685,975

MSCI Colombia
Ordinary income	$545,967	$623,029

MSCI Israel
Ordinary income	$278,315	$2,326,790

MSCI Russia
Ordinary income	$23,598,232	$40,113,639

MSCI South Africa
Ordinary income	$19,459,609	$42,715,529

MSCI Turkey
Ordinary income	$8,492,284	$5,455,619

MSCI USA Equal Weighted
Ordinary income	$4,084,783	$5,421,593

As of August 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses	Total
MSCI Brazil	$106,741,172	$(3,814,461,403)	$1,391,718,787	$—	$(2,316,001,444)
MSCI Chile	682,850	(192,032,509)	(62,426,697)	—	(253,776,356)
MSCI Colombia	—	(15,937,379)	635,160	(63,291)	(15,365,510)
MSCI Israel	628,255	(45,162,177)	10,133,335	—	(34,400,587)
MSCI Russia	9,155,645	(121,773,631)	114,828,482	—	2,210,496
MSCI South Africa	—	(254,638,720)	(53,079,235)	(1,228,197)	(308,946,152)
MSCI Turkey	814,309	(272,048,859)	(76,097,397)	—	(347,331,947)
MSCI USA Equal Weighted	988,365	(15,106,785)	104,295,084	—	90,176,664

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended August 31, 2021, the Funds utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized
MSCI Chile	$982,782
MSCI USA Equal Weighted	2,642,660

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements  (continued)

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Brazil	$3,609,784,764	$1,628,254,628	$(237,045,246)	$1,391,209,382
MSCI Chile	538,389,660	43,455,122	(105,887,756)	(62,432,634)
MSCI Colombia	35,377,461	1,990,942	(1,357,230)	633,712
MSCI Israel	175,208,221	34,900,649	(24,736,225)	10,164,424
MSCI Russia	471,141,142	135,471,114	(20,641,842)	114,829,272
MSCI South Africa	328,714,536	19,553,547	(72,667,491)	(53,113,944)
MSCI Turkey	389,053,133	12,440,369	(88,538,176)	(76,097,807)
MSCI USA Equal Weighted	375,420,941	108,508,546	(4,213,462)	104,295,084

9.	LINE OF CREDIT

The iShares MSCI Brazil ETF, iShares MSCI Chile ETF, iShares MSCI Colombia ETF and iShares MSCI Russia ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, iShares MSCI Colombia ETF, and $200 million with respect to Tier 2, iShares MSCI Brazil ETF, iShares MSCI Chile ETF and iShares MSCI Russia ETF. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

Effective August 13, 2021, the iShares MSCI Brazil ETF, iShares MSCI Chile ETF, iShares MSCI Colombia ETF and iShares MSCI Russia ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2021, the Funds did not borrow under the Credit Agreement or Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time.

74	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities of issuers located in Russia or with significant exposure to Russian issuers or countries. The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada, have imposed economic sanctions, which can consist of prohibiting certain securities trades, prohibiting certain private transactions in the energy sector, asset freezes and prohibition of all business, on certain Russian individuals and Russian corporate entities. Broader sanctions on Russia could also be instituted. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy, and may negatively impact a fund. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements  (continued)

LIBORTransition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/21		Year Ended 08/31/20
iShares ETF	Shares	Amount	Shares	Amount

MSCI Brazil
Shares sold	5,900,000	$220,351,653	35,400,000	$1,520,040,076
Shares redeemed	(47,350,000)	(1,747,365,837)	(56,600,000)	(1,318,870,523)

Net increase (decrease)	(41,450,000)	$(1,527,014,184)	(21,200,000)	$201,169,553

MSCI Chile
Shares sold	6,950,000	$208,750,168	13,200,000	$401,087,421
Shares redeemed	(7,650,000)	(225,504,422)	(5,000,000)	(126,715,904)

Net increase (decrease)	(700,000)	$(16,754,254)	8,200,000	$274,371,517

MSCI Colombia
Shares sold	2,050,000	$20,933,465	1,150,000	$10,176,860
Shares redeemed	(650,000)	(6,284,497)	(950,000)	(10,302,637)

Net increase (decrease)	1,400,000	$14,648,968	200,000	$(125,777)

MSCI Israel
Shares sold	1,100,000	$70,222,892	250,000	$11,627,251
Shares redeemed	(700,000)	(44,671,218)	(550,000)	(28,947,344)

Net increase (decrease)	400,000	$25,551,674	(300,000)	$(17,320,093)

MSCI Russia
Shares sold	900,000	$38,349,193	2,250,000	$86,401,136
Shares redeemed	(1,350,000)	(49,799,409)	(5,450,000)	(202,731,600)

Net decrease	(450,000)	$(11,450,216)	(3,200,000)	$(116,330,464)

MSCI South Africa
Shares sold	2,700,000	$120,672,480	5,500,000	$212,642,906
Shares redeemed	(5,800,000)	(270,577,887)	(4,600,000)	(168,691,427)

Net increase (decrease)	(3,100,000)	$(149,905,407)	900,000	$43,951,479

MSCI Turkey
Shares sold	9,650,000	$215,650,990	3,850,000	$91,603,249
Shares redeemed	(6,000,000)	(144,771,221)	(7,950,000)	(185,337,414)

Net increase (decrease)	3,650,000	$70,879,769	(4,100,000)	$(93,734,165)

MSCI USA Equal Weighted
Shares sold	2,250,000	$176,562,414	1,350,000	$75,965,854
Shares redeemed	(450,000)	(38,625,319)	(3,050,000)	(155,938,421)

Net increase (decrease)	1,800,000	$137,937,095	(1,700,000)	$(79,972,567)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

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Notes to Financial Statements  (continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Brazil ETF, iShares MSCI Chile ETF, iShares MSCI Colombia ETF,

iShares MSCI Israel ETF, iShares MSCI Russia ETF, iShares MSCI South Africa ETF,

iShares MSCI Turkey ETF and iShares MSCI USA Equal Weighted ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Brazil ETF, iShares MSCI Chile ETF, iShares MSCI Colombia ETF, iShares MSCI Israel ETF, iShares MSCI Russia ETF, iShares MSCI South Africa ETF, iShares MSCI Turkey ETF and iShares MSCI USA Equal Weighted ETF (eight of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

MSCI USA Equal Weighted	93.51%

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2021:

iShares ETF	Qualified Dividend Income

MSCI Colombia	$64,387
MSCI Israel	1,398,913
MSCI Russia	28,984,982
MSCI South Africa	8,392,119
MSCI Turkey	9,283,784
MSCI USA Equal Weighted	4,498,896

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended August 31, 2021:

iShares ETF	Qualified Business Income

MSCI USA Equal Weighted	$125,510

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI Brazil	$307,663,723	$12,561,742
MSCI Chile	19,320,166	6,520,019
MSCI Colombia	777,149	79,395
MSCI Israel	1,601,054	300,652
MSCI Russia	31,966,925	3,216,893
MSCI South Africa	8,728,338	1,279,121
MSCI Turkey	9,522,575	1,463,796

I M P O R T A N T T A X I N F O R M A T I O N	79

Board Review and Approval of Investment Advisory Contract

iShares MSCI Brazil ETF, iShares MSCI Chile ETF, iShares MSCI Israel ETF, iShares MSCI South Africa ETF, iShares MSCI Turkey ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

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Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and the Board and BFA agreed during the June 15-16, 2021 meeting to revise the Advisory Agreement for the Fund to provide for one or more additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Colombia ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	81

Board Review and Approval of Investment Advisory Contract  (continued)

Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Russia ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to

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Board Review and Approval of Investment Advisory Contract  (continued)

evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and the Board and BFA agreed during the June 15-16, 2021 meeting to revise the Advisory Agreement for the Fund to provide for one or more additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI USA Equal Weighted ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

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Board Review and Approval of Investment Advisory Contract  (continued)

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and

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Board Review and Approval of Investment Advisory Contract  (continued)

the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.
The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	87

Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Brazil(a)	$0.885357	$—	$0.016971	$0.902328	98%	—%	2%	100%
MSCI Chile	0.644654	—	—	0.644654	100	—	—	100
MSCI Colombia(a)	0.193674	—	0.028553	0.222227	87	—	13	100
MSCI Russia(a)	1.793767	—	0.073365	1.867132	96	—	4	100
MSCI South Africa(a)	1.822279	—	0.440360	2.262639	81	—	19	100
MSCI USA Equal Weighted(a)	0.917573	—	0.016869	0.934442	98	—	2	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Brazil ETF and iShares MSCI USA Equal Weighted ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

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Supplemental Information  (unaudited)  (continued)

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Brazil ETF in respect of the Company’s financial year ending 31 December 2020 is USD 508.95 thousand. This figure is comprised of fixed remuneration of USD 237 thousand and variable remuneration of USD 271.95 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Brazil ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 82.91 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 6.69 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI USA Equal Weighted ETF in respect of the Company’s financial year ending 31 December 2020 is USD 22.15 thousand. This figure is comprised of fixed remuneration of USD 10.32 thousand and variable remuneration of USD 11.84 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI USA Equal Weighted ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 3.61 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.29 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	89

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of August 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (64)	Director (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Director (since 2019).

Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).

Trustee of iShares Trust (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (72)	Director (since 2005); Independent Board Chair (since 2016).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).

Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Director (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (66)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (50)	President (since 2019).

Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	91

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVS	Non-Voting Shares
PJSC	Public Joint Stock Company
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	93

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-804-0821

AUGUST 31, 2021

2021 Annual Report

iShares, Inc.

•	iShares MSCI Australia ETF | EWA | NYSE Arca

•	iShares MSCI Canada ETF | EWC | NYSE Arca

•	iShares MSCI Japan ETF | EWJ | NYSE Arca

•	iShares MSCI Mexico ETF | EWW | NYSE Arca

•	iShares MSCI South Korea ETF | EWY | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2023 and reducing bond purchasing beginning in late 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries and Asian fixed income offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.52%	31.17%

U.S. small cap equities (Russell 2000® Index)	3.81	47.08

International equities (MSCI Europe, Australasia, Far East Index)	10.31	26.12

Emerging market equities (MSCI Emerging Markets Index)	(0.98)	21.12

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.36	(4.12)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.49	(0.08)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.50	3.44

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.82	10.14

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced significantly during the 12 months ended August 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 28.64% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of COVID-19 vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period. Inflation also rose in many parts of the world amid supply chain constraints and elevated consumer spending.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Congress passed two fiscal stimulus bills during the reporting period, providing significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy continue to grow following a significant rebound in the third quarter of 2020, as activity recovered from the pandemic-induced recession in the first half of 2020. The economy grew at a brisk pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. The U.S. Federal Reserve Bank’s (“the Fed”) action also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains, despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased, and Eurozone countries enacted a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout trailed in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also posted a solid advance amid a sharp rebound in economic activity. Continued economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, aided by economic recovery and rising prices for many commodities. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

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Fund Summary as of August 31, 2021	iShares® MSCI Australia ETF

Investment Objective

The iShares MSCI Australia ETF (the “Fund”) seeks to track the investment results of an index composed of Australian equities, as represented by the MSCI Australia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	25.69%	9.50%	5.41%	25.69%	57.40%	69.37%
Fund Market	27.49	9.55	5.31	27.49	57.79	67.78
Index	26.70	9.99	5.85	26.70	61.00	76.49

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,070.90	$ 2.56		$ 1,000.00	$ 1,022.70	$ 2.50		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Australia ETF

Portfolio Management Commentary

Australian stocks posted moderate gains during the reporting period, helped by expansionary fiscal and monetary policies and recovering global demand for commodities. However, tighter coronavirus pandemic-related restrictions in major Australian cities late in the reporting period moderated the Index’s performance. In addition, Australia’s COVID-19 vaccination rate trailed behind most countries in Europe and North America.

The financials sector contributed the most to the Index’s return, as banks that had planned for hardship during the pandemic were bolstered by a stronger than expected economy with relatively resilient credit markets. Bank stocks rose due to expectations that their relatively strong balance sheets would lead to the distribution of record amounts of capital to shareholders via stock buybacks or special dividends. In addition, banks recovered provisions for credit losses, which are funds that the institutions set aside to cover projected credit losses. Australia’s strengthening economy, rising housing prices, and rising employment levels made loan loss provisions unnecessary. In particular, housing prices in Australia have nearly doubled since the 2008 financial crisis, which decreased the likelihood of delinquency and default on home loans.

The materials sector also contributed strongly to the Index’s performance, led by the metals and mining industry. Mining companies benefited from record high prices for iron ore and growing demand from China for commodities, which led some leading producers to issue record levels of dividends. Mining companies posted higher iron ore production levels, including record production levels at some Western Australian mining operations. Higher profits from copper production further supported the industry.

The consumer discretionary sector also contributed to the Index’s return, led by the hotels, restaurants, and leisure industry. Online gaming companies posted stronger earnings as pandemic-related restrictions led to a sharp rise in gaming.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	34.9%
Materials	18.4
Health Care	11.4
Consumer Discretionary	7.1
Real Estate	6.8
Consumer Staples	5.8
Industrials	5.1
Information Technology	3.9
Energy	2.9
Communication Services	2.1
Utilities	1.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Commonwealth Bank of Australia	10.7%
CSL Ltd.	8.6
BHP Group Ltd.	8.1
Westpac Banking Corp.	5.7
National Australia Bank Ltd.	5.5
Australia & New Zealand Banking Group Ltd.	4.8
Wesfarmers Ltd.	4.1
Macquarie Group Ltd.	3.4
Woolworths Group Ltd.	3.2
Rio Tinto Ltd.	2.5

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Canada ETF

Investment Objective

The iShares MSCI Canada ETF (the “Fund”) seeks to track the investment results of an index composed of Canadian equities, as represented by the MSCI Canada Custom Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	32.41%	10.42%	4.50%	32.41%	64.13%	55.37%
Fund Market	32.50	10.39	4.50	32.50	63.95	55.37
Index	32.37	10.53	4.64	32.37	64.96	57.46

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through August 31, 2017 reflects the performance of the MSCI Canada Index. Index performance beginning on September 1, 2017 reflects the performance of the MSCI Canada Custom Capped Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,160.80	$ 2.67		$ 1,000.00	$ 1,022.70	$ 2.50		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Canada ETF

Portfolio Management Commentary

Canadian equities advanced for the reporting period, as rising COVID-19 vaccination rates and loosened restrictions against the pandemic supported a recovery in the Canadian economy. Canada’s vaccination rate ended the reporting period at among the highest levels among major industrialized nations, eclipsing the U.S., the U.K., France, and Germany.

The financials sector contributed the most to the Index’s return as the banking industry benefited from the recovery of provisions for credit losses, which are funds that the institutions set aside to cover projected credit losses that failed to materialize. A recovery in mergers and acquisitions activity to record levels, supported by low interest rates and strong balance sheets with large cash reserves, also boosted the banking industry. Government stimulus programs that prevented widespread loan defaults along with high demand for a limited supply of homes drove home prices higher, which helped banks involved in mortgage lending. Canada’s insurance industry also contributed to the Index’s return. Rising stock markets raised fee income for the wealth and asset management units of life insurance companies, increasing earnings.

The information technology sector also contributed significantly to the Index’s return. A pandemic-driven shift toward online shopping increased demand for many technology products and services. The internet services and infrastructure industry led the advance as companies initiated services to help brick-and-mortar merchants set up operations for online storefronts and added more options for consumers. Sales volumes at these online storefronts increased significantly, as the number of merchants with e-commerce stores rose sharply during the pandemic. The energy sector also contributed to the Index’s return. Oil and gas storage and transportation companies benefited from increases in oil production and pipeline volumes.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	36.3%
Information Technology	13.7
Energy	12.7
Materials	11.1
Industrials	10.4
Consumer Staples	4.1
Utilities	4.0
Consumer Discretionary	3.7
Communication Services	2.6
Other (each representing less than 1%)	1.4

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Shopify Inc., Class A	8.8%
Royal Bank of Canada	7.4
Toronto-Dominion Bank (The)	6.0
Canadian National Railway Co.	4.3
Enbridge Inc.	4.1
Bank of Nova Scotia (The)	3.9
Brookfield Asset Management Inc., Class A	3.7
Bank of Montreal	3.3
Canadian Imperial Bank of Commerce	2.7
TC Energy Corp.	2.4

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Japan ETF

Investment Objective

The iShares MSCI Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Japanese equities, as represented by the MSCI Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	19.21%	8.67%	7.43%	19.21%	51.52%	104.69%
Fund Market	19.22	8.58	7.32	19.22	50.90	102.65
Index	19.96	9.11	7.88	19.96	54.64	113.50

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,021.20	$ 2.50		$ 1,000.00	$ 1,022.70	$ 2.50		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Japan ETF

Portfolio Management Commentary

Stocks in Japan advanced during the reporting period as the country emerged from its worst recession since World War II, though the pace of economic growth trailed many developed peers. Rising exports and government stimulus programs supported Japan’s recovery, but a surge in COVID-19 cases, a slow vaccine rollout, and renewed restrictions weighed on domestic household spending. Nevertheless, demand for Japanese exports continued to bolster the economy, and manufacturers’ confidence rose amid the global recovery.

The information technology sector was the largest contributor to the Index’s return. The electronic equipment and instruments industry benefited from the ongoing adoption of robotics and automated systems in both the manufacturing and service industries. A recovery in demand for sensors and machine vision systems also boosted the industry. Demand for healthcare-related products, semiconductor materials, and office equipment drove strong profits for technology hardware, storage, and peripherals manufacturers. Semiconductor equipment stocks advanced as rising demand for chips amid a global shortage of semiconductors, especially those used in electric vehicles and smartphones, drove earnings growth.

Industrials stocks contributed notably to the Index’s return as overseas demand for capital goods improved. In the machinery industry, rising exports of robots and factory automation equipment boosted profits. Trading companies and distributors benefited from increased demand for commodities and higher prices as economies reopened. The commercial and professional services industry also advanced due to strength in online job advertising.

Consumer discretionary stocks also contributed solidly to the Index’s performance, particularly the automobiles industry. Global demand for cars recovered sharply in 2021, and companies that maintained high production levels despite the global semiconductor shortage logged an increase in sales. In addition, the consumer electronics industry benefited as consumers increased spending on home entertainment during the pandemic.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	22.2%
Consumer Discretionary	18.9
Information Technology	14.5
Health Care	10.3
Financials	8.9
Communication Services	8.0
Consumer Staples	7.1
Materials	5.0
Real Estate	3.5
Utilities	1.0
Energy	0.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Toyota Motor Corp.	4.6%
Sony Group Corp.	3.3
Keyence Corp.	2.9
Recruit Holdings Co. Ltd.	2.0
SoftBank Group Corp.	1.7
Mitsubishi UFJ Financial Group Inc.	1.7
Tokyo Electron Ltd.	1.6
Daikin Industries Ltd.	1.6
Hoya Corp.	1.5
Shin-Etsu Chemical Co. Ltd.	1.5

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Mexico ETF

Investment Objective

The iShares MSCI Mexico ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Mexican equities, as represented by the MSCI Mexico IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	58.30%	2.34%	0.55%	58.30%	12.27%	5.63%
Fund Market	58.34	2.28	0.46	58.34	11.95	4.72
Index	59.35	2.73	0.70	59.35	14.43	7.28

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through February 11, 2013 reflects the performance of the MSCI Mexico Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Mexico IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,265.10	$ 2.80		$ 1,000.00	$ 1,022.70	$ 2.50		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Mexico ETF

Portfolio Management Commentary

Mexican equities advanced sharply during the reporting period amid recovery from the health and economic implications of the coronavirus pandemic. The economy rebounded from its worst downturn in nearly 90 years, despite limited stimulus payments and vaccination delays. Mexico’s economy benefited as the U.S., Mexico’s largest trading partner, rolled out stimulus and relief packages and reopened its economy. Export-driven manufacturing companies gained from increased sales to the U.S. Service providers also recovered as domestic consumers returned to stores and restaurants and American consumers resumed travel to Mexico.

The communication services sector contributed the most to the Index’s return, led by a large wireless telecommunications company. Significant growth in new customers, many of them prepaid, drove strong performance in the second quarter of 2021. The Mexican peso appreciated against the U.S. dollar for the reporting period, which drove down the local currency value of the company’s U.S. dollar-denominated debt, boosting profitability.

Mexico’s consumer staples sector also contributed meaningfully to the Index’s performance. Soft drink manufacturers benefited from operational improvements made in response to pandemic-related restrictions. In addition, sales recovered at convenience stores and gas stations as communities reopened across the country. Food and staples retailers also advanced, driven by stronger domestic sales amid new store openings and a rise in online shopping, despite higher expenses from new labor and social security laws.

Mexican materials companies added to the Index’s return amid expanding manufacturing activity. Construction recovered sharply in the Americas as pandemic restrictions lifted, driving higher profits for producers of materials such as cement. Financials stocks also advanced, as increased mortgages and car loans drove profits in consumer banking. In addition, banks bolstered digital banking and payment options, which reduce transaction processing costs.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Staples	29.0%
Communication Services	23.6
Materials	14.0
Financials	14.0
Industrials	10.8
Real Estate	6.2
Consumer Discretionary	1.7
Health Care	0.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
America Movil SAB de CV, Series L	17.8%
Wal-Mart de Mexico SAB de CV	9.4
Grupo Financiero Banorte SAB de CV, Class O	8.5
Fomento Economico Mexicano SAB de CV	8.5
Grupo Mexico SAB de CV, Series B	4.7
Cemex SAB de CV	4.6
Grupo Televisa SAB	3.8
Grupo Aeroportuario del Pacifico SAB de CV, Class B	2.8
Grupo Bimbo SAB de CV, Series A	2.5
Grupo Aeroportuario del Sureste SAB de CV, Class B	2.3

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI South Korea ETF

Investment Objective

The iShares MSCI South Korea ETF (the “Fund”) seeks to track the investment results of an index composed of South Korean equities, as represented by the MSCI Korea 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	39.05%	10.70%	5.91%	39.05%	66.28%	77.63%
Fund Market	38.52	10.84	5.88	38.52	67.27	77.14
Index	40.08	11.23	6.48	40.08	70.23	87.37

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through February 11, 2013 reflects the performance of the MSCI Korea Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Korea 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 986.20	$ 2.80		$ 1,000.00	$ 1,022.40	$ 2.85		0.56%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI South Korea ETF

Portfolio Management Commentary

South Korean stocks advanced substantially during the reporting period as the economy rebounded from a contraction in the first half of 2020, expanded at a historic rate, and eventually surpassed pre-pandemic levels. In response to the disruptions induced by the novel coronavirus, the South Korean central bank purchased large amounts of government debt while the government enacted a large stimulus program, providing money directly to households. Sharply higher exports drove South Korea’s economic recovery as international demand for semiconductors and vehicles rose. Increased government spending and higher private consumption also supported the economic expansion.

The information technology sector contributed the most to the Index’s return. In the technology hardware, storage, and peripherals industry, revenues rose due to sharply increasing sales of tablets, computers, and consumer electronics for use at home during pandemic-related restrictions. Demand for smartphones rose as restrictions eased and new models with 5G technology were introduced. As the rebounding global economy and supply chain disruptions led to a microchip shortage, demand for chips in products such as automobiles and appliances exceeded supply, leading to higher prices and solid profit margins for chipmakers.

The consumer discretionary sector contributed substantially to the Index’s performance. Profits in the automobiles industry rose significantly, driven by strong demand for cars and constrained supply due to the global chip shortage, leading to higher prices. Demand for high margin vehicles in foreign markets, especially the U.S., bolstered profits.

The communication services sector was another source of strength. In the interactive media and services industry, profits of an internet company offering banking services increased as its user base grew and financial transactions rose sharply, generating higher fee revenue. The industry was also supported by increased online advertising and higher sales of digital content.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	34.2%
Consumer Discretionary	12.1
Communication Services	11.6
Materials	9.4
Industrials	9.3
Financials	9.1
Health Care	6.9
Consumer Staples	4.8
Energy	2.0
Utilities	0.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Samsung Electronics Co. Ltd.	22.7%
SK Hynix Inc.	5.0
NAVER Corp.	4.6
Samsung SDI Co. Ltd.	3.8
Kakao Corp.	3.8
LG Chem Ltd.	3.0
Hyundai Motor Co.	2.6
Celltrion Inc.	2.5
POSCO	2.3
Kia Corp.	2.1

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	15

Schedule of Investments August 31, 2021	iShares® MSCI Australia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.3%
Qantas Airways Ltd.(a)	1,145,349	$4,240,887

Banks — 26.4%
Australia & New Zealand Banking Group Ltd.	3,512,869	71,101,145
Commonwealth Bank of Australia	2,190,142	159,578,389
National Australia Bank Ltd.	4,070,368	82,063,247
Westpac Banking Corp.	4,528,939	85,205,340

		397,948,121

Beverages — 0.5%
Treasury Wine Estates Ltd.	887,718	8,176,128

Biotechnology — 8.5%
CSL Ltd.	561,716	127,758,201

Capital Markets — 4.8%
ASX Ltd.	239,542	15,331,186
Macquarie Group Ltd.	424,238	51,489,997
Magellan Financial Group Ltd.	171,134	5,397,001

		72,218,184

Chemicals — 0.3%
Orica Ltd.	499,961	4,783,446

Commercial Services & Supplies — 1.0%
Brambles Ltd.	1,784,399	15,772,811

Construction Materials — 1.4%
James Hardie Industries PLC	548,765	21,151,550

Diversified Telecommunication Services — 1.0%
Telstra Corp. Ltd.	5,148,501	14,434,150

Electric Utilities — 0.7%
AusNet Services Ltd.	2,322,778	3,280,524
Origin Energy Ltd.	2,167,144	7,004,850

		10,285,374

Equity Real Estate Investment Trusts (REITs) — 6.2%
BGP Holdings PLC, NVS(b)	18,888,372	223
Dexus	1,334,500	10,385,100
Goodman Group	2,055,402	34,715,984
GPT Group (The)	2,388,132	8,454,601
Mirvac Group	4,879,401	11,112,280
Scentre Group	6,422,575	13,358,130
Stockland	2,937,259	9,898,241
Vicinity Centres	4,743,290	5,988,202

		93,912,761

Food & Staples Retailing — 5.2%
Coles Group Ltd.	1,647,251	21,739,148
Endeavour Group Ltd./Australia(a)	1,650,044	8,811,752
Woolworths Group Ltd.	1,563,565	47,594,837

		78,145,737

Gas Utilities — 0.6%
APA Group	1,461,529	9,786,501

Health Care Equipment & Supplies — 0.9%
Cochlear Ltd.	81,314	13,811,712

Health Care Providers & Services — 1.9%
Ramsay Health Care Ltd.	225,372	11,316,559
Sonic Healthcare Ltd.	561,166	17,766,095

		29,082,654

Security	Shares	Value

Hotels, Restaurants & Leisure — 3.0%
Aristocrat Leisure Ltd.	709,499	$23,548,751
Crown Resorts Ltd.(a)	456,886	3,098,931
Domino’s Pizza Enterprises Ltd.	74,530	8,517,102
Tabcorp Holdings Ltd.	2,727,254	9,498,740

		44,663,524

Insurance — 3.4%
Insurance Australia Group Ltd.	3,042,168	11,616,404
Medibank Pvt Ltd.	3,390,900	8,785,160
QBE Insurance Group Ltd.	1,824,693	15,701,987
Suncorp Group Ltd.	1,576,530	14,344,891

		50,448,442

Interactive Media & Services — 1.1%
REA Group Ltd.	65,191	7,296,064
Seek Ltd.	415,306	9,837,773

		17,133,837

IT Services — 2.3%
Afterpay Ltd.(a)	267,850	26,053,609
Computershare Ltd.	671,337	8,067,174

		34,120,783

Metals & Mining — 16.5%
BHP Group Ltd.	3,636,681	120,325,450
BlueScope Steel Ltd.	619,901	11,333,228
Evolution Mining Ltd.	2,239,828	6,390,825
Fortescue Metals Group Ltd.	2,088,436	31,838,733
Newcrest Mining Ltd.	1,008,600	18,210,050
Northern Star Resources Ltd.	1,368,512	9,735,507
Rio Tinto Ltd.	457,964	37,262,284
South32 Ltd.	5,825,328	13,276,173

		248,372,250

Multi-Utilities — 0.2%
AGL Energy Ltd.	766,572	3,606,530

Multiline Retail — 4.1%
Wesfarmers Ltd.	1,399,743	61,135,827

Oil, Gas & Consumable Fuels — 2.9%
Ampol Ltd.	294,846	5,921,339
Oil Search Ltd.	2,428,123	6,579,632
Santos Ltd.	2,320,638	10,172,102
Washington H Soul Pattinson & Co. Ltd.	134,259	3,500,607
Woodside Petroleum Ltd.	1,188,439	16,805,128

		42,978,808

Real Estate Management & Development — 0.5%
Lendlease Corp. Ltd.	846,604	7,356,234

Road & Rail — 0.4%
Aurizon Holdings Ltd.	2,297,461	6,320,848

Software — 1.6%
WiseTech Global Ltd.	179,816	6,320,733
Xero Ltd.(a)	163,920	18,130,093

		24,450,826

Trading Companies & Distributors — 0.4%
Reece Ltd.	357,697	5,443,711

Transportation Infrastructure — 3.0%
Sydney Airport(a)	1,626,413	9,441,567

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Australia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Transportation Infrastructure (continued)
Transurban Group	3,384,267	$35,028,071

		44,469,638

Total Common Stocks — 99.1% (Cost: $1,560,524,561)		1,492,009,475

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	750,000	750,000

Total Short-Term Investments — 0.0% (Cost: $750,000)		750,000

Security	Value

Total Investments in Securities — 99.1% (Cost: $1,561,274,561)	$1,492,759,475

Other Assets, Less Liabilities — 0.9%	13,120,467

Net Assets — 100.0%	$1,505,879,942

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$494,000	$256,000	(a)	$—	$—	$—	$750,000	750,000	$355	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
ASX SPI 200 Index	103	09/16/21	$14,014	$65,288

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$65,288

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Australia ETF

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$1,116,803

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$15,548

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,923,323

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$8,811,752	$1,483,197,500	$223	$1,492,009,475
Money Market Funds	750,000	—	—	750,000

	$9,561,752	$1,483,197,500	$223	$1,492,759,475

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$65,288	$—	$65,288

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® MSCI Canada ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.4%
CAE Inc.(a)	631,330	$18,229,582

Airlines — 0.2%
Air Canada(a)	380,719	7,396,205

Auto Components — 1.2%
Magna International Inc.	613,979	48,484,705

Banks — 24.6%
Bank of Montreal	1,388,096	138,143,965
Bank of Nova Scotia (The)	2,601,210	161,125,955
Canadian Imperial Bank of Commerce	961,116	110,566,620
National Bank of Canada	722,781	57,368,755
Royal Bank of Canada	2,987,621	306,896,272
Toronto-Dominion Bank (The)	3,799,791	246,753,757

		1,020,855,324

Capital Markets — 4.4%
Brookfield Asset Management Inc., Class A	2,753,191	153,169,640
IGM Financial Inc.	179,764	6,555,654
Onex Corp.	165,459	11,593,212
TMX Group Ltd.	121,034	13,315,515

		184,634,021

Chemicals — 1.8%
Nutrien Ltd.	1,221,075	74,233,308

Commercial Services & Supplies — 0.6%
GFL Environmental Inc.	339,740	11,969,598
Ritchie Bros Auctioneers Inc.	237,616	14,888,079

		26,857,677

Construction & Engineering — 0.8%
WSP Global Inc.	251,692	32,862,698

Containers & Packaging — 0.4%
CCL Industries Inc., Class B, NVS	323,611	18,473,003

Diversified Telecommunication Services — 0.7%
BCE Inc.	156,912	8,183,577
TELUS Corp.	961,094	22,144,812

		30,328,389

Electric Utilities — 2.1%
Emera Inc.	544,889	25,723,132
Fortis Inc.	1,006,248	46,099,262
Hydro One Ltd.(b)	707,551	17,609,560

		89,431,954

Electrical Equipment — 0.2%
Ballard Power Systems Inc.(a)	516,290	8,699,976

Equity Real Estate Investment Trusts (REITs) — 0.4%
Canadian Apartment Properties REIT	183,363	8,881,475
RioCan REIT	341,137	6,059,430

		14,940,905

Food & Staples Retailing — 3.8%
Alimentation Couche-Tard Inc., Class B	1,813,332	73,272,037
Empire Co. Ltd., Class A, NVS	368,007	11,900,833
George Weston Ltd.	163,889	17,666,472
Loblaw Companies Ltd.	373,005	26,280,200
Metro Inc.	532,673	27,135,016

		156,254,558

Security	Shares	Value

Food Products — 0.4%
Saputo Inc.	533,027	$14,993,959

Gas Utilities — 0.3%
AltaGas Ltd.	601,844	12,054,530

Hotels, Restaurants & Leisure — 0.9%
Restaurant Brands International Inc.	592,577	38,072,597

Independent Power and Renewable Electricity Producers — 0.7%
Brookfield Renewable Corp., Class A	277,492	12,160,689
Northland Power Inc.	485,129	16,049,843

		28,210,532

Insurance — 7.1%
Fairfax Financial Holdings Ltd.	58,239	25,779,522
Great-West Lifeco Inc.	598,823	18,524,996
iA Financial Corp. Inc.	231,145	12,817,267
Intact Financial Corp.	377,360	51,394,419
Manulife Financial Corp.	4,165,941	81,129,608
Power Corp. of Canada	1,201,285	41,456,782
Sun Life Financial Inc.	1,255,243	64,630,116

		295,732,710

IT Services — 10.1%
CGI Inc.(a)	482,857	43,155,356
Nuvei Corp.(a)(b)	122,472	15,874,328
Shopify Inc., Class A(a)	237,147	362,132,952

		421,162,636

Media — 0.9%
Quebecor Inc., Class B	366,595	9,147,078
Shaw Communications Inc., Class B, NVS	987,887	29,073,233

		38,220,311

Metals & Mining — 8.4%
Agnico Eagle Mines Ltd.	521,031	29,982,048
B2Gold Corp.	2,278,992	8,815,029
Barrick Gold Corp.	3,812,578	76,635,341
First Quantum Minerals Ltd.	1,260,059	26,246,860
Franco-Nevada Corp.	409,488	59,736,271
Ivanhoe Mines Ltd., Class A(a)(c)	1,307,450	10,549,551
Kinross Gold Corp.	2,716,341	16,341,321
Kirkland Lake Gold Ltd.	573,648	22,874,990
Lundin Mining Corp.	1,439,096	11,634,589
Pan American Silver Corp.	454,895	11,811,802
Teck Resources Ltd., Class B	1,011,121	22,800,612
Wheaton Precious Metals Corp.	965,600	43,517,629
Yamana Gold Inc.	2,091,013	9,231,516

		350,177,559

Multi-Utilities — 0.8%
Algonquin Power & Utilities Corp.	1,315,503	20,426,191
Atco Ltd., Class I, NVS	166,702	5,608,925
Canadian Utilities Ltd., Class A, NVS	279,164	7,901,515

		33,936,631

Multiline Retail — 1.1%
Canadian Tire Corp. Ltd., Class A, NVS	123,447	18,786,370
Dollarama Inc.	632,796	28,854,876

		47,641,246

Oil, Gas & Consumable Fuels — 12.7%
Cameco Corp.	857,327	15,839,807
Canadian Natural Resources Ltd.	2,537,490	83,969,570
Cenovus Energy Inc.	2,817,387	23,380,527
Enbridge Inc.	4,345,830	171,022,439

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Canada ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Imperial Oil Ltd.	553,892	$14,658,942
Keyera Corp.	477,394	11,495,446
Parkland Corp./Canada	326,784	9,757,027
Pembina Pipeline Corp.	1,179,365	35,942,285
Suncor Energy Inc.	3,271,385	61,089,708
TC Energy Corp.	2,096,081	99,516,706

		526,672,457

Paper & Forest Products — 0.4%
West Fraser Timber Co. Ltd.	205,874	15,896,837

Pharmaceuticals — 0.7%
Bausch Health Cos Inc.(a)	655,374	19,095,271
Canopy Growth Corp.(a)(c)	497,130	8,554,426

		27,649,697

Professional Services — 1.0%
Thomson Reuters Corp.	373,149	43,601,336

Real Estate Management & Development — 0.4%
FirstService Corp.	84,637	15,719,210

Road & Rail — 6.7%
Canadian National Railway Co.	1,523,979	179,256,120
Canadian Pacific Railway Ltd.	1,429,152	98,199,332

		277,455,452
Software — 3.5%
BlackBerry Ltd.(a)	1,161,682	13,240,587
Constellation Software Inc.	43,169	73,160,959
Lightspeed Commerce Inc.(a)	228,067	25,318,483
Open Text Corp.	586,334	32,164,369

		143,884,398

Textiles, Apparel & Luxury Goods — 0.4%
Gildan Activewear Inc.	427,295	16,425,956

Security	Shares	Value

Trading Companies & Distributors — 0.4%
Toromont Industries Ltd.	178,217	$14,984,551

Wireless Telecommunication Services — 0.9%
Rogers Communications Inc., Class B, NVS	759,640	38,703,015

Total Common Stocks — 99.4% (Cost: $3,862,823,003)		4,132,877,925

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	9,368,788	9,373,472
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	1,600,000	1,600,000

		10,973,472

Total Short-Term Investments — 0.3% (Cost: $10,973,472)		10,973,472

Total Investments in Securities — 99.7% (Cost: $3,873,796,475)		4,143,851,397

Other Assets, Less Liabilities — 0.3%		13,284,104

Net Assets — 100.0%		$4,157,135,501

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan. (d) Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$12,143,692	$—		$(2,766,404	)(a)	$10,986	$(14,802)	$9,373,472	9,368,788	$69,141	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	945,000	655,000	(a)	—		—	—	1,600,000	1,600,000	655		—

						$10,986	$(14,802)	$10,973,472		$69,796		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Canada ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P/TSX 60 Index	55	09/16/21	$10,723	$263,567

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$263,567

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$3,185,826

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(256,454)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,163,655

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$4,132,877,925	$—	$—	$4,132,877,925
Money Market Funds	10,973,472	—	—	10,973,472

	$4,143,851,397	$—	$—	$4,143,851,397

Derivative financial instruments(a)
Assets
Futures Contracts	$263,567	$—	$—	$263,567

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments August 31, 2021	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.4%
SG Holdings Co. Ltd.	954,500	$25,912,316
Yamato Holdings Co. Ltd.	864,200	21,970,933

		47,883,249

Airlines — 0.2%
ANA Holdings Inc.(a)	476,700	11,300,012
Japan Airlines Co. Ltd.(a)	428,700	9,133,319

		20,433,331

Auto Components — 2.4%
Aisin Corp.	440,400	16,810,742
Bridgestone Corp.	1,702,900	78,390,670
Denso Corp.	1,290,900	90,353,938
Koito Manufacturing Co. Ltd.	313,400	19,170,713
Stanley Electric Co. Ltd.	384,500	9,595,316
Sumitomo Electric Industries Ltd.	2,247,500	30,016,679
Toyota Industries Corp.	437,200	36,913,066

		281,251,124

Automobiles — 7.3%
Honda Motor Co. Ltd.	4,858,900	147,062,456
Isuzu Motors Ltd.	1,738,400	21,975,580
Mazda Motor Corp.(a)	1,691,300	14,681,865
Nissan Motor Co. Ltd.(a)	6,920,000	36,302,945
Subaru Corp.	1,834,900	33,959,756
Suzuki Motor Corp.	1,095,600	47,341,988
Toyota Motor Corp.	6,322,800	550,673,753
Yamaha Motor Co. Ltd.	833,900	21,215,841

		873,214,184

Banks — 4.5%
Chiba Bank Ltd. (The)	1,581,300	9,871,579
Concordia Financial Group Ltd.	3,231,300	12,528,252
Japan Post Bank Co. Ltd.	1,203,300	10,522,017
Mitsubishi UFJ Financial Group Inc.	36,431,880	197,658,997
Mizuho Financial Group Inc.	7,188,858	100,729,026
Resona Holdings Inc.	6,347,300	24,545,916
Shizuoka Bank Ltd. (The)	1,324,500	10,375,690
Sumitomo Mitsui Financial Group Inc.	3,892,000	134,335,100
Sumitomo Mitsui Trust Holdings Inc.	1,008,332	32,935,344

		533,501,921

Beverages — 1.1%
Asahi Group Holdings Ltd.	1,361,000	63,265,563
Ito En Ltd.	157,500	9,966,936
Kirin Holdings Co. Ltd.	2,450,800	44,400,496
Suntory Beverage & Food Ltd.	416,200	16,682,760

		134,315,755

Biotechnology — 0.1%
PeptiDream Inc.(a)	292,800	10,317,462

Building Products — 2.2%
AGC Inc.	576,300	27,840,240
Daikin Industries Ltd.	742,800	185,363,173
Lixil Corp.	793,000	23,077,660
TOTO Ltd.	422,300	22,983,339

		259,264,412

Capital Markets — 1.0%
Daiwa Securities Group Inc.	4,306,300	24,360,792
Japan Exchange Group Inc.	1,518,300	36,159,016
Nomura Holdings Inc.	9,154,900	44,211,221

Security	Shares	Value

Capital Markets (continued)
SBI Holdings Inc.	722,410	$17,501,841

		122,232,870

Chemicals — 3.9%
Asahi Kasei Corp.	3,737,600	38,534,942
JSR Corp.	607,400	21,046,519
Kansai Paint Co. Ltd.	528,500	13,688,345
Mitsubishi Chemical Holdings Corp.	3,818,400	33,525,775
Mitsubishi Gas Chemical Co. Inc.	471,100	8,876,775
Mitsui Chemicals Inc.	549,900	18,983,870
Nippon Paint Holdings Co. Ltd.	2,118,100	26,305,121
Nippon Sanso Holdings Corp.	451,300	10,936,994
Nissan Chemical Corp.	367,000	20,576,588
Nitto Denko Corp.	424,200	32,180,166
Shin-Etsu Chemical Co. Ltd.	1,055,000	174,252,057
Sumitomo Chemical Co. Ltd.	4,424,300	22,429,503
Toray Industries Inc.	4,122,500	27,796,850
Tosoh Corp.	774,200	14,052,046

		463,185,551

Commercial Services & Supplies — 0.7%
Dai Nippon Printing Co. Ltd.	678,300	16,116,250
Secom Co. Ltd.	624,100	47,327,211
Sohgo Security Services Co. Ltd.	214,400	9,712,649
Toppan Inc.	780,500	13,398,873

		86,554,983

Construction & Engineering — 0.5%
Kajima Corp.	1,341,100	17,327,355
Obayashi Corp.	1,930,900	15,888,180
Shimizu Corp.	1,644,100	11,798,013
Taisei Corp.	568,400	17,782,737

		62,796,285

Consumer Finance — 0.0%
Acom Co. Ltd.	1,181,100	4,564,758

Diversified Financial Services — 0.7%
Mitsubishi HC Capital Inc.	1,967,400	10,535,361
ORIX Corp.	3,638,300	67,881,476
Tokyo Century Corp.	109,700	6,272,862

		84,689,699

Diversified Telecommunication Services — 0.9%
Nippon Telegraph & Telephone Corp.	3,835,800	102,196,384

Electric Utilities — 0.6%
Chubu Electric Power Co. Inc.	1,922,500	23,247,655
Kansai Electric Power Co. Inc. (The)	2,100,900	21,112,485
Tohoku Electric Power Co. Inc.	1,273,900	9,751,473
Tokyo Electric Power Co. Holdings Inc.(a)	4,531,300	11,901,945

		66,013,558

Electrical Equipment — 2.0%
Fuji Electric Co. Ltd.	377,600	16,335,449
Mitsubishi Electric Corp.	5,439,500	74,363,951
Nidec Corp.	1,334,900	152,483,884

		243,183,284

Electronic Equipment, Instruments & Components — 6.4%
Azbil Corp.	368,500	15,979,626
Hamamatsu Photonics KK	420,300	24,496,356
Hirose Electric Co. Ltd.	97,158	16,176,290
Ibiden Co. Ltd.	316,100	17,008,174
Keyence Corp.	579,804	348,075,386
Kyocera Corp.	955,500	59,400,587

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Murata Manufacturing Co. Ltd.	1,712,900	$141,207,678
Omron Corp.	554,200	52,220,071
Shimadzu Corp.	705,500	31,611,409
TDK Corp.	384,800	40,331,459
Yokogawa Electric Corp.	679,100	10,623,302

		757,130,338

Entertainment — 2.2%
Capcom Co. Ltd.	524,700	14,612,414
Koei Tecmo Holdings Co. Ltd.	177,360	7,568,495
Konami Holdings Corp.	275,300	17,427,023
Nexon Co. Ltd.	1,456,900	26,571,858
Nintendo Co. Ltd.	334,100	160,514,714
Square Enix Holdings Co. Ltd.	256,400	14,905,970
Toho Co. Ltd.	332,900	14,422,813

		256,023,287

Equity Real Estate Investment Trusts (REITs) — 1.5%
Daiwa House REIT Investment Corp.	5,892	17,401,591
GLP J-REIT	12,284	22,298,003
Japan Metropolitan Fund Invest	20,863	20,268,852
Japan Real Estate Investment Corp.	3,707	22,909,742
Nippon Building Fund Inc.	4,441	28,839,561
Nippon Prologis REIT Inc.	6,144	22,094,150
Nomura Real Estate Master Fund Inc.	12,615	19,448,480
Orix JREIT Inc.	7,806	13,914,141
United Urban Investment Corp.	8,820	12,458,622

		179,633,142

Food & Staples Retailing — 1.7%
Aeon Co. Ltd.	1,949,700	51,614,234
Cosmos Pharmaceutical Corp.	61,600	10,908,403
Kobe Bussan Co. Ltd.	409,400	15,925,665
Lawson Inc.	149,100	7,171,150
Seven & i Holdings Co. Ltd.	2,243,880	97,914,698
Tsuruha Holdings Inc.	117,900	14,803,102
Welcia Holdings Co. Ltd.	281,400	9,923,418

		208,260,670

Food Products — 1.4%
Ajinomoto Co. Inc.	1,391,800	41,025,200
Kikkoman Corp.	433,700	32,560,077
MEIJI Holdings Co. Ltd.	363,456	22,353,301
NH Foods Ltd.	245,900	9,541,703
Nisshin Seifun Group Inc.	588,075	9,656,731
Nissin Foods Holdings Co. Ltd.	190,600	14,837,953
Toyo Suisan Kaisha Ltd.	263,100	10,903,508
Yakult Honsha Co. Ltd.	381,200	21,980,794

		162,859,267

Gas Utilities — 0.4%
Osaka Gas Co. Ltd.	1,119,100	20,977,502
Toho Gas Co. Ltd.	219,900	10,251,057
Tokyo Gas Co. Ltd.	1,119,300	21,516,033

		52,744,592

Health Care Equipment & Supplies — 3.4%
Asahi Intecc Co. Ltd.	620,000	18,758,837
Hoya Corp.	1,102,300	178,003,884
Olympus Corp.	3,472,900	72,974,072
Sysmex Corp.	498,000	56,595,857
Terumo Corp.	1,925,700	80,360,854

		406,693,504

Security	Shares	Value

Health Care Providers & Services — 0.1%
Medipal Holdings Corp.	547,800	$10,471,784

Health Care Technology — 0.7%
M3 Inc	1,313,400	88,086,406

Hotels, Restaurants & Leisure — 0.9%
McDonald’s Holdings Co. Japan Ltd.(b)	240,100	11,452,520
Oriental Land Co. Ltd.	595,500	90,096,641

		101,549,161

Household Durables — 4.7%
Casio Computer Co. Ltd.	577,300	8,916,167
Iida Group Holdings Co. Ltd.	437,780	11,113,983
Panasonic Corp.	6,581,715	78,684,844
Rinnai Corp.	107,400	11,545,158
Sekisui Chemical Co. Ltd.	1,137,600	19,469,114
Sekisui House Ltd.	1,837,100	36,600,911
Sharp Corp.	642,300	8,472,566
Sony Group Corp.	3,756,300	388,383,994

		563,186,737

Household Products — 0.6%
Lion Corp.	667,700	11,361,501
Pigeon Corp.	344,300	9,972,924
Unicharm Corp.	1,201,000	53,544,029

		74,878,454

Industrial Conglomerates — 1.8%
Hitachi Ltd.	2,884,900	159,438,330
Toshiba Corp.	1,223,100	53,051,649

		212,489,979

Insurance — 2.6%
Dai-ichi Life Holdings Inc.	3,035,800	60,070,175
Japan Post Holdings Co. Ltd.	4,695,900	40,359,956
Japan Post Insurance Co. Ltd.	669,800	12,163,619
MS&AD Insurance Group Holdings Inc.	1,325,340	42,899,759
Sompo Holdings Inc.	943,050	41,454,296
T&D Holdings Inc.	1,601,800	19,494,872
Tokio Marine Holdings Inc.	1,881,800	92,075,170

		308,517,847

Interactive Media & Services — 0.5%
Kakaku.com Inc.	398,500	12,399,225
Z Holdings Corp.	7,988,100	51,940,477

		64,339,702

Internet & Direct Marketing Retail — 0.5%
Mercari Inc.(a)	305,300	15,064,243
Rakuten Group Inc.	2,572,500	26,908,918
ZOZO Inc.	375,400	14,316,257

		56,289,418

IT Services — 2.8%
Fujitsu Ltd.	585,800	107,838,079
GMO Payment Gateway Inc.	123,248	16,169,978
Itochu Techno-Solutions Corp.	292,300	9,031,192
NEC Corp.	731,500	38,391,444
Nomura Research Institute Ltd.	1,000,312	37,512,051
NTT Data Corp.	1,879,900	33,832,564
Obic Co. Ltd.	208,700	39,625,761
Otsuka Corp.	340,300	17,616,266
SCSK Corp.	153,300	9,677,470
TIS Inc.	666,100	18,803,741

		328,498,546

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Products — 1.1%
Bandai Namco Holdings Inc.	593,498	$41,164,436
Shimano Inc.	221,500	65,000,631
Yamaha Corp.	397,700	23,448,807

		129,613,874

Machinery — 5.5%
Daifuku Co. Ltd.	302,700	26,716,586
Fanuc Corp.	572,000	124,616,488
Harmonic Drive Systems Inc.	127,500	7,039,776
Hino Motors Ltd.	849,200	7,348,197
Hitachi Construction Machinery Co. Ltd.	322,600	9,242,241
Hoshizaki Corp.	159,700	14,992,208
Komatsu Ltd.	2,611,500	63,518,761
Kubota Corp.	3,059,700	63,218,469
Kurita Water Industries Ltd.	295,500	13,859,344
Makita Corp.	668,700	38,414,655
Minebea Mitsumi Inc.	1,080,400	27,775,373
Misumi Group Inc.	845,400	33,535,727
Mitsubishi Heavy Industries Ltd.	954,100	25,206,245
Miura Co. Ltd.	258,900	11,623,251
Nabtesco Corp.	335,200	13,255,590
NGK Insulators Ltd.	769,800	12,762,163
NSK Ltd.	1,147,000	8,047,252
SMC Corp.	170,700	109,222,062
THK Co. Ltd.	358,600	8,302,539
Yaskawa Electric Corp.	714,600	34,878,995

		653,575,922

Marine — 0.3%
Nippon Yusen KK.	480,800	38,663,463

Media — 0.5%
CyberAgent Inc.	1,203,900	22,038,704
Dentsu Group Inc.	647,500	24,069,568
Hakuhodo DY Holdings Inc.	694,400	10,949,441

		57,057,713

Metals & Mining — 1.0%
Hitachi Metals Ltd.(a)	642,300	12,398,412
JFE Holdings Inc.	1,462,350	23,719,124
Nippon Steel Corp.	2,548,970	52,096,086
Sumitomo Metal Mining Co. Ltd.	735,100	28,169,745

		116,383,367

Multiline Retail — 0.3%
Pan Pacific International Holdings Corp.	1,230,100	23,400,604
Ryohin Keikaku Co. Ltd.	755,900	16,185,320

		39,585,924

Oil, Gas & Consumable Fuels — 0.6%
ENEOS Holdings Inc.	9,143,895	35,340,391
Idemitsu Kosan Co. Ltd.	618,429	14,811,724
Inpex Corp.	3,042,400	20,904,000

		71,056,115

Paper & Forest Products — 0.1%
Oji Holdings Corp.	2,419,000	12,662,985

Personal Products — 1.6%
Kao Corp.	1,434,700	86,665,293
Kobayashi Pharmaceutical Co. Ltd.	156,900	12,281,085
Kose Corp.	100,100	12,080,427
Pola Orbis Holdings Inc.	269,900	5,888,136
Shiseido Co. Ltd.	1,190,800	78,925,145

		195,840,086

Security	Shares	Value

Pharmaceuticals — 6.0%
Astellas Pharma Inc.	5,548,950	$93,499,307
Chugai Pharmaceutical Co. Ltd.	2,000,400	78,161,492
Daiichi Sankyo Co. Ltd.	5,224,407	124,092,294
Eisai Co. Ltd.	706,600	58,273,110
Hisamitsu Pharmaceutical Co. Inc.	153,900	6,167,250
Kyowa Kirin Co. Ltd.	804,900	26,336,938
Nippon Shinyaku Co. Ltd.	147,600	11,980,551
Ono Pharmaceutical Co. Ltd.	1,104,500	26,519,512
Otsuka Holdings Co. Ltd.	1,163,500	49,512,196
Santen Pharmaceutical Co. Ltd.	1,073,500	16,051,615
Shionogi & Co. Ltd.	790,100	49,642,525
Sumitomo Dainippon Pharma Co. Ltd.	533,800	9,581,755
Taisho Pharmaceutical Holdings Co. Ltd.	114,200	6,660,966
Takeda Pharmaceutical Co. Ltd.	4,699,900	156,438,496

		712,918,007

Professional Services — 2.3%
Nihon M&A Center Inc.	901,400	26,879,849
Persol Holdings Co. Ltd.	529,400	12,359,134
Recruit Holdings Co. Ltd.	4,043,900	238,113,518

		277,352,501

Real Estate Management & Development — 2.0%
Daito Trust Construction Co. Ltd.	196,900	21,624,727
Daiwa House Industry Co. Ltd.	1,689,600	51,522,216
Hulic Co. Ltd.	803,600	9,426,342
Mitsubishi Estate Co. Ltd.	3,522,700	55,152,687
Mitsui Fudosan Co. Ltd.	2,734,700	62,755,813
Nomura Real Estate Holdings Inc.	344,300	8,817,263
Sumitomo Realty & Development Co. Ltd.	920,500	29,718,065

		239,017,113

Road & Rail — 2.4%
Central Japan Railway Co.	431,000	63,085,395
East Japan Railway Co.	902,000	60,627,233
Hankyu Hanshin Holdings Inc.	681,500	20,393,563
Keio Corp.	308,800	16,616,423
Keisei Electric Railway Co. Ltd.	384,200	11,819,402
Kintetsu Group Holdings Co. Ltd.(a)	508,200	17,358,185
Nippon Express Co. Ltd.	228,800	15,557,636
Odakyu Electric Railway Co. Ltd.	880,700	20,520,017
Tobu Railway Co. Ltd.	562,100	14,654,786
Tokyu Corp.	1,488,000	20,461,046
West Japan Railway Co.	483,900	26,429,013

		287,522,699

Semiconductors & Semiconductor Equipment — 3.3%
Advantest Corp.	594,200	51,191,286
Disco Corp.	87,200	25,331,299
Lasertec Corp.	225,100	48,961,297
Renesas Electronics Corp.(a)	3,735,000	39,993,989
Rohm Co. Ltd.	259,900	24,985,979
SUMCO Corp.	821,600	17,296,981
Tokyo Electron Ltd.	445,752	190,934,990

		398,695,821

Software — 0.3%
Oracle Corp. Japan	114,600	9,404,642
Trend Micro Inc.	395,800	21,681,604

		31,086,246

Specialty Retail — 1.6%
ABC-Mart Inc.	98,800	5,282,212
Fast Retailing Co. Ltd.	174,000	114,609,955

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Hikari Tsushin Inc.	64,300	$11,251,483
Nitori Holdings Co. Ltd.	238,500	44,624,601
USS Co. Ltd.	655,000	10,821,475
Yamada Holdings Co. Ltd.	1,998,400	8,573,398

		195,163,124

Technology Hardware, Storage & Peripherals — 1.8%
Brother Industries Ltd.	703,000	14,426,671
Canon Inc.	2,982,350	70,956,448
FUJIFILM Holdings Corp.	1,072,400	88,250,125
Ricoh Co. Ltd.	1,991,300	20,262,195
Seiko Epson Corp.	832,900	15,512,568

		209,408,007

Tobacco — 0.6%
Japan Tobacco Inc.	3,576,800	69,399,151

Trading Companies & Distributors — 3.8%
Itochu Corp.	3,544,300	106,616,510
Marubeni Corp.	4,660,500	37,080,393
Mitsubishi Corp.	3,765,800	113,322,205
Mitsui & Co. Ltd.	4,526,900	99,843,407
MonotaRO Co. Ltd.	744,500	16,500,206
Sumitomo Corp.	3,356,200	47,298,162
Toyota Tsusho Corp.	631,100	27,905,933

		448,566,816

Security	Shares	Value

Trading Companies & Distributors (continued)

Wireless Telecommunication Services — 3.9%
KDDI Corp.	4,809,000	$146,988,901
Softbank Corp.	8,560,500	114,563,741
SoftBank Group Corp.	3,602,800	203,031,341

		464,583,983

Total Common Stocks — 99.7% (Cost: $11,559,252,373)		11,875,404,561

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	11,451,538	$11,457,264
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	5,320,000	5,320,000

		16,777,264

Total Short-Term Investments — 0.2% (Cost: $16,777,352)		16,777,264

Total Investments in Securities — 99.9% (Cost: $11,576,029,725)		11,892,181,825

Other Assets, Less Liabilities — 0.1%		14,112,372

Net Assets — 100.0%		$11,906,294,197

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$11,456,341	(a)	$—	$1,011	$(88)	$11,457,264	11,451,538	$22,159	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,320,000	1,000,000	(a)	—	—	—	5,320,000	5,320,000	2,777		—

					$1,011	$(88)	$16,777,264		$24,936		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Japan ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	169	09/09/21	$30,150	$128,220

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$128,220

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$12,260,892

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$189,387

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$70,151,678

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$22,298,003	$11,853,106,558	$—	$11,875,404,561
Money Market Funds	16,777,264	—	—	16,777,264

	$39,075,267	$11,853,106,558	$—	$11,892,181,825

Derivative financial instruments(a)
Assets
Futures Contracts	$—	$128,220	$—	$128,220

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® MSCI Mexico ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 1.2%
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)(b)	7,207,105	$14,375,454

Auto Components — 0.8%
Controladora Nemak SAB de CV(a)	38,780,451	5,831,357
Nemak SAB de CV(a)(c)	13,178,175	4,205,940

		10,037,297

Banks — 12.0%
Banco del Bajio SA(b)(c)	6,233,160	11,930,027
Grupo Financiero Banorte SAB de CV, Class O	15,223,161	100,492,267
Grupo Financiero Inbursa SAB de CV, Class O(a)	17,671,466	16,920,050
Regional SAB de CV	1,955,300	12,021,532

		141,363,876

Beverages — 12.0%
Arca Continental SAB de CV	3,332,129	21,463,729
Becle SAB de CV	4,658,430	11,873,384
Coca-Cola Femsa SAB de CV	1,558,178	9,020,581
Fomento Economico Mexicano SAB de CV	11,443,410	99,636,980

		141,994,674

Building Products — 0.4%
Grupo Rotoplas SAB de CV	2,990,985	4,966,608

Capital Markets — 0.8%
Bolsa Mexicana de Valores SAB de CV	4,289,287	8,884,402

Chemicals — 2.4%
Alpek SAB de CV	5,201,417	6,132,720
Orbia Advance Corp. SAB de CV	7,889,042	22,523,286

		28,656,006

Construction Materials — 5.6%
Cemex SAB de CV, CPO, NVS(a)	65,555,329	53,856,947
GCC SAB de CV	1,448,800	11,688,362

		65,545,309

Consumer Finance — 0.6%
Gentera SAB de CV(a)	11,978,777	6,590,594

Diversified Telecommunication Services — 1.3%
Axtel SAB de CV, CPO(a)	14,991,368	4,269,599
Telesites SAB de CV(a)(b)	11,971,202	11,009,167

		15,278,766

Equity Real Estate Investment Trusts (REITs) — 5.3%
Concentradora Fibra Danhos SA de CV	4,320,254	5,321,803
Fibra Uno Administracion SA de CV	23,277,300	26,483,086
Macquarie Mexico Real Estate Management SA de CV(c)	7,200,500	9,321,500
PLA Administradora Industrial S. de RL de CV	7,008,504	11,058,529
Prologis Property Mexico SA de CV	4,259,295	9,874,167

		62,059,085

Food & Staples Retailing — 10.6%
Grupo Comercial Chedraui SA de CV	3,513,100	5,438,273
La Comer SAB de CV	4,505,371	8,176,697
Wal-Mart de Mexico SAB de CV	31,153,033	110,844,241

		124,459,211

Food Products — 4.5%
Gruma SAB de CV, Class B	1,662,830	18,990,406
Grupo Bimbo SAB de CV, Series A(b)	11,508,104	29,119,789

Security	Shares	Value

Food Products (continued)
Grupo Herdez SAB de CV	2,519,778	$5,461,359

		53,571,554

Hotels, Restaurants & Leisure — 0.8%
Alsea SAB de CV(a)(b)	5,050,366	9,872,404

Household Products — 1.7%
Kimberly-Clark de Mexico SAB de CV, Class A	11,592,254	20,472,876

Industrial Conglomerates — 1.1%
Grupo Carso SAB de CV, Series A1	3,800,391	12,918,378

Insurance — 0.7%
Qualitas Controladora SAB de CV	1,692,720	8,027,862

Media — 4.6%
Grupo Televisa SAB, CPO(b)	16,809,547	44,308,774
Megacable Holdings SAB de CV, CPO	2,756,800	9,598,836

		53,907,610

Metals & Mining — 6.0%
Grupo Mexico SAB de CV, Series B	11,795,486	54,942,627
Industrias Penoles SAB de CV(a)	1,116,713	15,823,807

		70,766,434

Pharmaceuticals — 0.7%
Genomma Lab Internacional SAB de CV, Class B(a)	8,004,113	7,743,473

Real Estate Management & Development — 0.9%
Corp Inmobiliaria Vesta SAB de CV	5,848,049	10,939,614

Road & Rail — 0.5%
Grupo Traxion SAB de CV(a)(c)	3,336,300	6,289,201

Transportation Infrastructure — 7.5%
Grupo Aeroportuario del Centro Norte SAB de CV(a)(b)	2,366,105	14,282,161
Grupo Aeroportuario del Pacifico SAB de CV, Class B	2,805,049	32,665,050
Grupo Aeroportuario del Sureste SAB de CV, Class B(a)	1,521,070	27,297,314
Promotora y Operadora de Infraestructura SAB de CV	1,867,185	13,945,317

		88,189,842

Wireless Telecommunication Services — 17.7%
America Movil SAB de CV, Series L, NVS	211,960,118	208,646,262

Total Common Stocks — 99.7% (Cost: $1,313,100,757)		1,175,556,792

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	5,375,921	5,378,609
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	180,000	180,000

		5,558,609

Total Short-Term Investments — 0.5% (Cost: $5,557,576)		5,558,609

Total Investments in Securities — 100.2% (Cost: $1,318,658,333)		1,181,115,401

Other Assets, Less Liabilities — (0.2)%		(2,589,480)

Net Assets — 100.0%		$1,178,525,921

(a)	Non-income producing security.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Mexico ETF

(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$13,960,657	$—	$(8,575,874	)(a)	$(6,692)	$518	$5,378,609	5,375,921	$74,949	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	574,000	—	(394,000	)(a)	—	—	180,000	180,000	396		—

					$(6,692)	$518	$5,558,609		$75,345		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MEX BOLSA Index	84	09/17/21	$ 2,227	$16,144

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$16,144

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Mexico ETF

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$611,090

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$102,843

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,610,950

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,175,556,792	$—	$—	$1,175,556,792
Money Market Funds	5,558,609	—	—	5,558,609

	$1,181,115,401	$—	$—	$1,181,115,401

Derivative financial instruments(a)
Assets
Futures Contracts	$16,144	$—	$—	$16,144

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments August 31, 2021	iShares® MSCI South Korea ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.3%
Korea Aerospace Industries Ltd.	643,299	$18,175,954

Air Freight & Logistics — 0.4%
Hyundai Glovis Co. Ltd.	156,418	26,093,691

Airlines — 0.7%
Korean Air Lines Co. Ltd.(a)	1,617,750	43,581,183

Auto Components — 2.5%
Hankook Tire & Technology Co. Ltd.	666,355	26,733,740
Hanon Systems	1,684,792	23,864,082
Hyundai Mobis Co. Ltd.	440,526	105,154,831

		155,752,653

Automobiles — 4.7%
Hyundai Motor Co.	887,299	162,128,361
Kia Corp.	1,742,286	127,453,653

		289,582,014

Banks — 5.7%
Hana Financial Group Inc.	1,964,492	76,072,912
Industrial Bank of Korea	2,162,408	19,164,119
KakaoBank Corp.(a)	92,303	6,679,220
KB Financial Group Inc.	2,537,405	115,426,631
Shinhan Financial Group Co. Ltd.	2,909,083	96,912,108
Woori Financial Group Inc.	3,831,708	37,071,292

		351,326,282

Biotechnology — 3.2%
Alteogen Inc.(a)	175,587	12,839,323
Celltrion Inc.(a)(b)	612,033	154,249,616
Green Cross Corp.	20,754	6,875,660
Seegene Inc.(b)	231,564	13,115,032
SK Bioscience Co. Ltd.(a)	25,895	7,001,667

		194,081,298

Capital Markets — 1.8%
Korea Investment Holdings Co. Ltd.	339,410	27,794,489
Meritz Securities Co. Ltd.	3,961,157	18,271,929
Mirae Asset Securities Co. Ltd.	3,257,430	24,699,957
NH Investment & Securities Co. Ltd.	1,412,738	16,096,842
Samsung Securities Co. Ltd.	550,100	23,390,607

		110,253,824

Chemicals — 5.1%
Hanwha Solutions Corp.(a)	1,115,351	39,068,072
Kumho Petrochemical Co. Ltd.(b)	204,118	34,126,930
LG Chem Ltd.	284,422	185,331,103
Lotte Chemical Corp.	132,023	28,394,595
SK Chemicals Co. Ltd.	48,286	11,212,695
SK IE Technology Co. Ltd.(a)(c)	26,567	4,754,541
SKC Co. Ltd.	57,725	7,901,105

		310,789,041

Commercial Services & Supplies — 0.2%
S-1 Corp.	174,631	12,365,523

Construction & Engineering — 1.3%
GS Engineering & Construction Corp.	576,809	22,200,008
Hyundai Engineering & Construction Co. Ltd.	626,317	29,897,918
Samsung Engineering Co. Ltd.(a)	1,329,810	25,550,614

		77,648,540

Construction Materials — 0.7%
POSCO Chemical Co. Ltd.	300,867	40,197,982

Security	Shares	Value

Diversified Telecommunication Services — 0.3%
LG Uplus Corp.	1,705,783	$20,638,509

Electric Utilities — 0.6%
Korea Electric Power Corp.	1,762,227	36,411,979

Electrical Equipment — 0.6%
Doosan Heavy Industries & Construction Co. Ltd.(a)	1,746,026	31,393,143
Ecopro BM Co. Ltd.	18,251	5,043,443

		36,436,586

Electronic Equipment, Instruments & Components — 5.7%
LG Display Co. Ltd.(a)(b)	1,784,357	31,388,933
LG Innotek Co. Ltd.	130,219	24,070,056
Samsung Electro-Mechanics Co. Ltd.	386,544	61,339,887
Samsung SDI Co. Ltd.	340,014	231,749,031

		348,547,907

Entertainment — 2.1%
HYBE Co. Ltd.(a)	42,881	10,678,192
NCSoft Corp.	116,041	65,993,348
Netmarble Corp.(c)	219,859	24,408,329
Pearl Abyss Corp.(a)	371,600	30,203,656

		131,283,525

Food & Staples Retailing — 0.7%
BGF retail Co. Ltd.	84,207	12,941,512
E-MART Inc.	182,122	28,060,435

		41,001,947

Food Products — 0.8%
CJ CheilJedang Corp.	72,821	28,474,660
Orion Corp./Republic of Korea	199,811	21,769,310

		50,243,970

Health Care Providers & Services — 0.8%
Celltrion Healthcare Co. Ltd.(a)	434,714	46,223,297

Hotels, Restaurants & Leisure — 0.4%
Kangwon Land Inc.(a)	939,722	22,419,307

Household Durables — 1.9%
Coway Co. Ltd.	390,270	26,314,086
LG Electronics Inc.	720,682	88,018,071

		114,332,157

Industrial Conglomerates — 2.9%
CJ Corp.	154,348	13,482,022
LG Corp.	587,853	48,216,896
Samsung C&T Corp.	567,833	64,956,360
SK Inc.	236,238	53,522,565

		180,177,843

Insurance — 1.6%
DB Insurance Co. Ltd.	442,434	22,369,314
Samsung Fire & Marine Insurance Co. Ltd.	212,829	41,427,339
Samsung Life Insurance Co. Ltd.	508,452	32,600,369

		96,397,022

Interactive Media & Services — 8.4%
Kakao Corp.	1,735,999	231,635,869
NAVER Corp.	751,910	284,700,860

		516,336,729

Internet & Direct Marketing Retail — 0.2%
CJ ENM Co. Ltd.	106,129	13,978,009

IT Services — 0.6%
Samsung SDS Co. Ltd.	237,681	35,280,132

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI South Korea ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Products — 0.6%
HLB Inc.(a)(b)	802,786	$38,382,072

Life Sciences Tools & Services — 1.5%
Samsung Biologics Co. Ltd.(a)(c)	113,433	94,287,213

Machinery — 1.6%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	477,968	11,524,264
Doosan Bobcat Inc.(a)	509,601	18,988,984
Hyundai Heavy Industries Holdings Co. Ltd.	397,487	22,332,552
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	285,286	29,065,565
Samsung Heavy Industries Co. Ltd.(a)	3,567,349	19,339,779

		101,251,144

Marine — 1.0%
HMM Co. Ltd.(a)(b)	1,008,081	36,430,508
Pan Ocean Co. Ltd.	3,203,591	22,875,336

		59,305,844

Media — 0.2%
Cheil Worldwide Inc.	701,861	13,960,594

Metals & Mining — 3.2%
Hyundai Steel Co.	695,851	30,482,438
Korea Zinc Co. Ltd.	64,811	29,684,000
POSCO	484,446	139,438,177

		199,604,615

Multiline Retail — 0.4%
Lotte Shopping Co. Ltd.	123,485	11,426,103
Shinsegae Inc.	65,822	15,226,132

		26,652,235

Oil, Gas & Consumable Fuels — 2.0%
GS Holdings Corp.	441,812	16,159,937
SK Innovation Co. Ltd.(a)	371,583	79,657,081
S-Oil Corp.	348,233	28,435,227

		124,252,245

Personal Products — 2.2%
Amorepacific Corp.	224,550	43,981,497
AMOREPACIFIC Group	260,512	12,961,400
LG Household & Health Care Ltd.	60,958	76,811,970

		133,754,867

Pharmaceuticals — 1.4%
Celltrion Pharm Inc.(a)	104,806	15,586,165
Hanmi Pharm Co. Ltd.	62,195	16,554,933
Shin Poong Pharmaceutical Co. Ltd.(b)	189,439	11,508,553
SK Biopharmaceuticals Co. Ltd.(a)	173,562	18,745,528
Yuhan Corp.	444,492	23,919,478

		86,314,657

Road & Rail — 0.2%
CJ Logistics Corp.(a)	99,820	14,708,134

Semiconductors & Semiconductor Equipment — 5.0%
SK Hynix Inc.	3,320,003	303,980,879

Software — 0.2%
Douzone Bizon Co. Ltd.	127,702	9,371,966

Specialty Retail — 0.3%
Hotel Shilla Co. Ltd.	255,110	19,706,575

Technology Hardware, Storage & Peripherals — 22.6%
Samsung Electronics Co. Ltd.	21,031,833	1,388,484,372

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.3%
Fila Holdings Corp.	438,602	$16,949,732

Tobacco — 0.9%
KT&G Corp.	761,073	53,527,594

Wireless Telecommunication Services — 0.5%
SK Telecom Co. Ltd.	112,294	28,871,814

Total Common Stocks — 98.3% (Cost: $2,288,359,316)		6,032,923,456

Preferred Stocks

Automobiles — 0.7%
Hyundai Motor Co.
Preference Shares, NVS	222,329	19,603,903
Series 2, Preference Shares, NVS	291,833	24,924,579

		44,528,482

Chemicals — 0.4%
LG Chem Ltd., Preference Shares, NVS	76,914	22,881,825

Personal Products — 0.2%
LG Household & Health Care Ltd., Preference Shares, NVS	19,997	11,841,168

Technology Hardware, Storage & Peripherals — 0.1%
Samsung Electronics Co. Ltd., Preference Shares, NVS	82,997	5,060,034

Total Preferred Stocks — 1.4% (Cost: $41,505,341)		84,311,509

Short-Term Investments

Money Market Funds — 2.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	122,672,978	122,734,315
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	1,140,000	1,140,000

		123,874,315

Total Short-Term Investments — 2.0% (Cost: $123,814,235)		123,874,315

Total Investments in Securities — 101.7% (Cost: $2,453,678,892)		6,241,109,280

Other Assets, Less Liabilities — (1.7)%		(104,385,570)

Net Assets — 100.0%		$6,136,723,710

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) August 31, 2021	iShares® MSCI South Korea ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$204,524,418	$—	$(81,657,726	)(a)	$(94,492)	$(37,885)	$122,734,315	122,672,978	$4,601,698	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	13,820,000	—	(12,680,000	)(a)	—	—	1,140,000	1,140,000	3,821		—

					$(94,492)	$(37,885)	$123,874,315		$4,605,519		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
KOSPI 200 Index	205	09/09/21	$18,496	$(471,764)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$471,764

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$27,363,581

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(2,420,595)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$50,995,812

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI South Korea ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$107,612,921	$5,925,310,535	$—	$6,032,923,456
Preferred Stocks	—	84,311,509	—	84,311,509
Money Market Funds	123,874,315	—	—	123,874,315

	$231,487,236	$6,009,622,044	$—	$6,241,109,280

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(471,764)	$—	$(471,764)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Statements of Assets and Liabilities

August 31, 2021

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF	iShares MSCI Mexico ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,492,009,475	$4,132,877,925	$11,875,404,561	$1,175,556,792
Affiliated(c)	750,000	10,973,472	16,777,264	5,558,609
Cash	7,748	9,348	1,956	3,489
Foreign currency, at value(d)	2,858,599	19,977,371	7,561,321	2,807,470
Foreign currency collateral pledged:
Futures contracts(e)	967,109	676,099	716,085	25,891
Receivables:
Investments sold	595,644	18,559,906	16,237,875	39,998,542
Securities lending income — Affiliated	—	2,062	2,467	2,927
Variation margin on futures contracts	18,120	—	322,064	3,528
Capital shares sold	—	141,442	10,952	—
Dividends	9,447,458	6,870,681	14,011,468	—

Total assets	1,506,654,153	4,190,088,306	11,931,046,013	1,223,957,248

LIABILITIES
Collateral on securities loaned, at value	—	9,373,472	11,455,992	5,384,121
Payables:
Investments purchased	138,857	21,879,083	8,391,100	39,494,075
Variation margin on futures contracts	—	26,335	—	—
Capital shares redeemed	—	—	—	53,449
Investment advisory fees	635,354	1,673,915	4,904,724	499,682

Total liabilities	774,211	32,952,805	24,751,816	45,431,327

NET ASSETS	$1,505,879,942	$4,157,135,501	$11,906,294,197	$1,178,525,921

NET ASSETS CONSIST OF:
Paid-in capital	$1,869,302,343	$4,717,038,531	$13,030,638,559	$1,747,729,489
Accumulated loss	(363,422,401)	(559,903,030)	(1,124,344,362)	(569,203,568)

NET ASSETS	$1,505,879,942	$4,157,135,501	$11,906,294,197	$1,178,525,921

Shares outstanding	58,000,000	111,200,000	173,700,000	23,000,000

Net asset value	$25.96	$37.38	$68.55	$51.24

Shares authorized	627.8 million	340.2 million	2.5246 billion	255 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$—	$9,032,647	$10,893,918	$5,217,111
(b) Investments, at cost — Unaffiliated	$1,560,524,561	$3,862,823,003	$11,559,252,373	$1,313,100,757
(c) Investments, at cost — Affiliated	$750,000	$10,973,472	$16,777,352	$5,557,576
(d) Foreign currency, at cost	$2,831,559	$19,955,861	$7,567,719	$2,808,274
(e) Foreign currency collateral pledged, at cost	$981,193	$698,989	$725,446	$27,287

See notes to financial statements.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

August 31, 2021

iShares MSCI South Korea ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$6,117,234,965
Affiliated(c)	123,874,315
Cash	3,055
Foreign currency, at value(d)	7,812,793
Receivables:
Investments sold	80,190,673
Securities lending income — Affiliated	618,887
Variation margin on futures contracts	4,810,362
Dividends	1,725,706

Total assets	6,336,270,756

LIABILITIES
Collateral on securities loaned, at value	122,852,110
Payables:
Investments purchased	73,719,348
Investment advisory fees	2,947,211
Foreign taxes	28,377

Total liabilities	199,547,046

NET ASSETS	$6,136,723,710

NET ASSETS CONSIST OF:
Paid-in capital	$3,269,356,065
Accumulated earnings	2,867,367,645

NET ASSETS	$6,136,723,710

Shares outstanding	70,550,000

Net asset value	$86.98

Shares authorized	300 million

Par value	$0.001

(a) Securities loaned, at value	$110,081,283
(b) Investments, at cost — Unaffiliated	$2,329,864,657
(c) Investments, at cost — Affiliated	$123,814,235
(d) Foreign currency, at cost	$7,917,952

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Operations

Year Ended August 31, 2021

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF	iShares MSCI Mexico ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$49,400,861	$93,505,816	$250,865,254	$28,186,640
Dividends — Affiliated	355	655	2,777	396
Interest — Unaffiliated	—	—	—	6,408
Securities lending income — Affiliated — net	—	69,141	22,159	74,949
Foreign taxes withheld	(1,132,180)	(14,299,748)	(24,939,241)	(1,937,616)

Total investment income	48,269,036	79,275,864	225,950,949	26,330,777

EXPENSES
Investment advisory fees	7,545,663	16,340,121	60,314,022	5,576,950
Miscellaneous	173	173	173	173

Total expenses	7,545,836	16,340,294	60,314,195	5,577,123

Net investment income	40,723,200	62,935,570	165,636,754	20,753,654

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(30,100,402)	(74,556,336)	(226,550,301)	(67,165,094)
Investments — Affiliated	—	10,986	1,011	(6,692)
In-kind redemptions — Unaffiliated	172,995,002	337,846,204	794,004,754	179,432,104
Futures contracts	1,116,803	3,185,826	12,260,892	611,090
Foreign currency transactions	(565,763)	679,647	220,598	93,271

Net realized gain	143,445,640	267,166,327	579,936,954	112,964,679

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	172,112,686	562,968,525	1,343,992,838	321,140,772
Investments — Affiliated	—	(14,802)	(88)	518
Futures contracts	15,548	(256,454)	189,387	102,843
Foreign currency translations	(186,116)	(167,239)	(312,959)	(5)

Net change in unrealized appreciation (depreciation)	171,942,118	562,530,030	1,343,869,178	321,244,128

Net realized and unrealized gain	315,387,758	829,696,357	1,923,806,132	434,208,807

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$356,110,958	$892,631,927	$2,089,442,886	$454,962,461

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$—	$—	$—	$37,222

See notes to financial statements.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended August 31, 2021

iShares MSCI South Korea ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$158,563,078
Dividends — Affiliated	3,821
Interest — Unaffiliated	871
Securities lending income — Affiliated — net	4,601,698
Foreign taxes withheld	(29,613,663)

Total investment income	133,555,805

EXPENSES
Investment advisory fees	37,571,205
Commitment fees	6,923
Miscellaneous	173

Total expenses	37,578,301

Net investment income	95,977,504

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	272,061,903
Investments — Affiliated	(94,492)
Futures contracts	27,363,581
Foreign currency transactions	(4,005,391)

Net realized gain	295,325,601

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	1,638,922,974
Investments — Affiliated	(37,885)
Futures contracts	(2,420,595)
Foreign currency translations	(732,522)

Net change in unrealized appreciation (depreciation)	1,635,731,972

Net realized and unrealized gain	1,931,057,573

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,027,035,077

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Changes in Net Assets

	iShares MSCI Australia ETF		iShares MSCI Canada ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$40,723,200	$43,009,696	$62,935,570	$56,669,716
Net realized gain (loss)	143,445,640	(12,752,763)	267,166,327	(69,176,744)
Net change in unrealized appreciation (depreciation)	171,942,118	(19,571,413)	562,530,030	104,743,202

Net increase in net assets resulting from operations	356,110,958	10,685,520	892,631,927	92,236,174

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(36,969,676)	(51,870,949)	(59,006,354)	(58,024,818)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(76,520,145)	(95,145,968)	1,057,475,515	(386,763,275)

NET ASSETS
Total increase (decrease) in net assets	242,621,137	(136,331,397)	1,891,101,088	(352,551,919)
Beginning of year	1,263,258,805	1,399,590,202	2,266,034,413	2,618,586,332

End of year	$1,505,879,942	$1,263,258,805	$4,157,135,501	$2,266,034,413

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares MSCI Japan ETF		iShares MSCI Mexico ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$165,636,754	$180,579,828	$20,753,654	$11,772,899
Net realized gain (loss)	579,936,954	139,270,982	112,964,679	(68,548,989)
Net change in unrealized appreciation (depreciation)	1,343,869,178	600,757,658	321,244,128	(55,870,519)

Net increase (decrease) in net assets resulting from operations	2,089,442,886	920,608,468	454,962,461	(112,646,609)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(137,658,060)	(245,795,518)	(24,414,850)	(11,539,781)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	45,483,023	(2,935,960,843)	(86,949,018)	332,870,491

NET ASSETS
Total increase (decrease) in net assets	1,997,267,849	(2,261,147,893)	343,598,593	208,684,101
Beginning of year	9,909,026,348	12,170,174,241	834,927,328	626,243,227

End of year	$11,906,294,197	$9,909,026,348	$1,178,525,921	$834,927,328

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Changes in Net Assets  (continued)

	iShares MSCI South Korea ETF

	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$95,977,504	$62,214,677
Net realized gain (loss)	295,325,601	(216,214,550)
Net change in unrealized appreciation (depreciation)	1,635,731,972	925,582,094

Net increase in net assets resulting from operations	2,027,035,077	771,582,221

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(52,784,945)	(94,999,174)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(695,007,957)	332,334,305

NET ASSETS
Total increase in net assets	1,279,242,175	1,008,917,352
Beginning of year	4,857,481,535	3,848,564,183

End of year	$6,136,723,710	$4,857,481,535

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Australia ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$21.12	$21.67	$22.56	$22.58	$20.30

Net investment income(a)	0.65	0.67	1.00	0.90	0.84
Net realized and unrealized gain (loss)(b)	4.77	(0.48)	(0.70)	0.07	2.45

Net increase from investment operations	5.42	0.19	0.30	0.97	3.29

Distributions(c)
From net investment income	(0.58)	(0.74)	(1.19)	(0.99)	(1.01)

Total distributions	(0.58)	(0.74)	(1.19)	(0.99)	(1.01)

Net asset value, end of year	$25.96	$21.12	$21.67	$22.56	$22.58

Total Return(d)
Based on net asset value	25.69%	0.99%	1.75%	4.43%	16.70%

Ratios to Average Net Assets
Total expenses	0.50%	0.51%	0.50%	0.47%	0.49%

Net investment income	2.69%	3.23%	4.68%	3.95%	3.90%

Supplemental Data
Net assets, end of year (000)	$1,505,880	$1,263,259	$1,399,590	$1,362,770	$1,765,912

Portfolio turnover rate(e)	4%	8%	9%	3%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Canada ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$28.76	$28.22	$28.79	$27.83	$25.33

Net investment income(a)	0.64	0.65	0.62	0.58	0.51
Net realized and unrealized gain (loss)(b)	8.60	0.54	(0.53)	0.97	2.47

Net increase from investment operations	9.24	1.19	0.09	1.55	2.98

Distributions(c)
From net investment income	(0.62)	(0.65)	(0.66)	(0.59)	(0.48)

Total distributions	(0.62)	(0.65)	(0.66)	(0.59)	(0.48)

Net asset value, end of year	$37.38	$28.76	$28.22	$28.79	$27.83

Total Return(d)
Based on net asset value	32.41%	4.32%	0.56%	5.61%	11.88%

Ratios to Average Net Assets
Total expenses	0.50%	0.51%	0.49%	0.47%	0.49%

Net investment income	1.91%	2.37%	2.26%	2.01%	1.93%

Supplemental Data
Net assets, end of year (000)	$4,157,136	$2,266,034	$2,618,586	$2,994,627	$3,127,920

Portfolio turnover rate(e)	8%	9%	6%	3%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Japan ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17 (a)

Net asset value, beginning of year	$58.15	$54.05	$58.45	$54.57	$49.05

Net investment income(b)	0.91	0.90	0.92	0.87	0.49
Net realized and unrealized gain (loss)(c)	10.25	4.36	(4.43)	3.87	5.96

Net increase (decrease) from investment operations	11.16	5.26	(3.51)	4.74	6.45

Distributions(d)
From net investment income	(0.76)	(1.16)	(0.89)	(0.86)	(0.93)

Total distributions	(0.76)	(1.16)	(0.89)	(0.86)	(0.93)

Net asset value, end of year	$68.55	$58.15	$54.05	$58.45	$54.57

Total Return(e)
Based on net asset value	19.21%	9.76%	(5.96)%	8.67%	13.31%

Ratios to Average Net Assets
Total expenses	0.50%	0.51%	0.49%	0.47%	0.49%

Net investment income	1.37%	1.60%	1.68%	1.46%	1.45%

Supplemental Data
Net assets, end of year (000)	$11,906,294	$9,909,026	$12,170,174	$16,973,038	$16,017,689

Portfolio turnover rate(f)	6%	4%	7%	4%	4%

(a)	Per share amounts reflect a one-for-four reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Mexico ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$33.00	$41.47	$50.38	$56.68	$50.48

Net investment income(a)	0.80	0.61	1.09	0.95	0.88
Net realized and unrealized gain (loss)(b)	18.32	(8.52)	(8.75)	(6.17)	6.10

Net increase (decrease) from investment operations	19.12	(7.91)	(7.66)	(5.22)	6.98

Distributions(c)
From net investment income	(0.88)	(0.56)	(1.25)	(1.08)	(0.78)

Total distributions	(0.88)	(0.56)	(1.25)	(1.08)	(0.78)

Net asset value, end of year	$51.24	$33.00	$41.47	$50.38	$56.68

Total Return(d)
Based on net asset value	58.30%	(19.36)%	(15.23)%	(9.02)%	14.03%

Ratios to Average Net Assets
Total expenses	0.50%	0.51%	0.49%	0.47%	0.49%

Net investment income	1.85%	1.59%	2.46%	1.87%	1.79%

Supplemental Data
Net assets, end of year (000)	$1,178,526	$834,927	$626,243	$1,168,930	$1,320,642

Portfolio turnover rate(e)	15%	12%	5%	7%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI South Korea ETF

	Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17

Net asset value, beginning of year	$63.04		$53.34		$67.65		$68.19		$56.89

Net investment income(a)	1.23		0.83		0.97		0.94		0.64
Net realized and unrealized gain (loss)(b)	23.34		10.18		(14.49)		0.70		11.31

Net increase (decrease) from investment operations	24.57		11.01		(13.52)		1.64		11.95

Distributions(c)
From net investment income	(0.63)		(1.31)		(0.79)		(2.18)		(0.65)

Total distributions	(0.63)		(1.31)		(0.79)		(2.18)		(0.65)

Net asset value, end of year	$86.98		$63.04		$53.34		$67.65		$68.19

Total Return(d)
Based on net asset value	39.05%		20.77%		(20.08)%		2.15%		21.28%

Ratios to Average Net Assets
Total expenses	0.57%		0.59%		0.59%		0.59%		0.62%

Net investment income	1.45%		1.45%		1.62%		1.31%		1.05%

Supplemental Data
Net assets, end of year (000)	$6,136,724		$4,857,482		$3,848,564		$3,906,891		$3,784,638

Portfolio turnover rate(e)	20	%(f)	15	%(f)	16	%(f)	18	%(f)	16	%(f)

(a) Based on average shares outstanding.

(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e)  Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(f) Portfolio turnover rate excluding cash creations was as follows:	8%		9%		5%		11%		6%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Australia	Non-diversified
MSCI Canada	Diversified
MSCI Japan	Diversified
MSCI Mexico	Non-diversified
MSCI South Korea	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Canada
BofA Securities, Inc.	$242,628	$242,628		$—	$—
Goldman Sachs & Co. LLC	8,790,019	8,790,019		—	—

	$9,032,647	$9,032,647		$—	$—

MSCI Japan
State Street Bank & Trust Co.	$10,893,918	$10,893,918		$—	$—

MSCI Mexico
BofA Securities, Inc.	$1,366,650	$1,366,650		$—	$—
Credit Suisse Securities (USA) LLC	517,841	517,841		—	—
Morgan Stanley	3,332,620	3,332,620		—	—

	$5,217,111	$5,217,111		$—	$—

MSCI South Korea
BofA Securities, Inc.	$21,081,572	$21,081,572		$—	$—
Citigroup Global Markets, Inc.	2,390,554	2,390,554		—	—
Goldman Sachs & Co. LLC	13,534,850	13,534,850		—	—
J.P. Morgan Securities LLC	7,036,469	7,036,469		—	—
Morgan Stanley	66,037,838	66,037,838		—	—

	$110,081,283	$110,081,283		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk) .

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the iShares MSCI Australia, iShares MSCI Canada, iShares MSCI Japan and iShares MSCI Mexico ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Effective July 14, 2021, for its investment advisory services to the iShares MSCI South Korea ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $2 billion	0.7400%
Over $2 billion, up to and including $4 billion	0.6900
Over $4 billion, up to and including $8 billion	0.6400
Over $8 billion, up to and including $16 billion	0.5700
Over $16 billion, up to and including $24 billion	0.5100
Over $24 billion, up to and including $32 billion	0.4800
Over $32 billion, up to and including $40 billion	0.4500
Over $40 billion	0.4275

Prior to July 14, 2021, for its investment advisory services to the iShares MSCI South Korea ETF, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $2 billion	0.74%
Over $2 billion, up to and including $4 billion	0.69
Over $4 billion, up to and including $8 billion	0.64
Over $8 billion, up to and including $16 billion	0.57
Over $16 billion, up to and including $24 billion	0.51
Over $24 billion, up to and including $32 billion	0.48
Over $32 billion	0.45

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (continued)

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

MSCI Canada	$18,540
MSCI Japan	6,742
MSCI Mexico	20,718
MSCI South Korea	1,105,651

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI Australia	$5,577,481	$8,347,643	$(1,598,923)
MSCI Canada	2,216,711	4,579,524	(1,033,452)
MSCI Japan	306,765,494	128,908,509	(101,859,093)
MSCI South Korea	109,326,419	20,867,147	2,610,554

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended August 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI Australia	$97,631,857	$63,877,526
MSCI Canada	330,788,741	272,606,361
MSCI Japan	863,803,772	729,983,196
MSCI Mexico	185,154,246	167,726,709
MSCI South Korea	1,294,689,885	1,926,178,061

For the year ended August 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI Australia	$651,451,297	$752,132,356
MSCI Canada	2,199,174,536	1,187,852,103
MSCI Japan	3,259,415,975	3,254,367,515
MSCI Mexico	1,394,257,209	1,499,968,114

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI Australia	$157,333,212	$(157,333,212)
MSCI Canada	334,590,736	(334,590,736)
MSCI Japan	791,808,046	(791,808,046)
MSCI Mexico	167,790,717	(167,790,717)

The tax character of distributions was as follows:

iShares ETF	Year Ended 08/31/21	Year Ended 08/31/20

MSCI Australia
Ordinary income	$36,969,676	$51,870,949

MSCI Canada
Ordinary income	$59,006,354	$58,024,818

MSCI Japan
Ordinary income	$137,658,060	$245,795,518

MSCI Mexico
Ordinary income	$24,414,850	$11,539,781

MSCI South Korea
Ordinary income	$52,784,945	$94,999,174

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements  (continued)

As of August 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

MSCI Australia	$17,131,150	$(280,327,098)	$(100,226,453)	$(363,422,401)
MSCI Canada	13,726,145	(821,885,352)	248,256,177	(559,903,030)
MSCI Japan	44,973,227	(1,418,588,683)	249,271,094	(1,124,344,362)
MSCI Mexico	3,230,679	(424,209,539)	(148,224,708)	(569,203,568)
MSCI South Korea	67,342,130	(376,227,471)	3,176,252,986	2,867,367,645

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended August 31, 2021, the iShares MSCI South Korea ETF utilized $236,954,746 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Australia	$1,593,092,756	$153,426,687	$(253,694,680)	$(100,267,993)
MSCI Canada	3,895,838,345	559,213,979	(310,937,360)	248,276,619
MSCI Japan	11,643,062,909	1,656,400,743	(1,407,153,607)	249,247,136
MSCI Mexico	1,329,365,764	39,756,950	(187,991,169)	(148,234,219)
MSCI South Korea	3,064,258,335	3,277,685,887	(101,306,706)	3,176,379,181

9.	LINE OF CREDIT

The iShares MSCI South Korea ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1 and $200 million with respect to Tier 2, including the Fund. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

Effective August 13, 2021, the iShares MSCI South Korea ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2021, the Fund did not borrow under the Credit Agreement or Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements  (continued)

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/21		Year Ended 08/31/20

iShares ETF	Shares	Amount	Shares	Amount

MSCI Australia
Shares sold	28,800,000	$681,267,872	24,400,000	$512,582,367
Shares redeemed	(30,600,000)	(757,788,017)	(29,200,000)	(607,728,335)

Net decrease	(1,800,000)	$(76,520,145)	(4,800,000)	$(95,145,968)

MSCI Canada
Shares sold	66,800,000	$2,253,894,680	20,400,000	$565,536,537
Shares redeemed	(34,400,000)	(1,196,419,165)	(34,400,000)	(952,299,812)

Net increase (decrease)	32,400,000	$1,057,475,515	(14,000,000)	$(386,763,275)

MSCI Japan
Shares sold	51,450,000	$3,315,951,747	65,100,000	$3,621,012,076
Shares redeemed	(48,150,000)	(3,270,468,724)	(119,850,000)	(6,556,972,919)

Net increase (decrease)	3,300,000	$45,483,023	(54,750,000)	$(2,935,960,843)

MSCI Mexico
Shares sold	33,400,000	$1,427,604,083	56,300,000	$2,102,863,393
Shares redeemed	(35,700,000)	(1,514,553,101)	(46,100,000)	(1,769,992,902)

Net increase (decrease)	(2,300,000)	$(86,949,018)	10,200,000	$332,870,491

MSCI South Korea
Shares sold	10,400,000	$828,773,237	9,900,000	$576,836,249
Shares redeemed	(16,900,000)	(1,523,781,194)	(5,000,000)	(244,501,944)

Net increase (decrease)	(6,500,000)	$(695,007,957)	4,900,000	$332,334,305

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and Shareholders of iShares MSCI Australia ETF,

iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico ETF and iShares

MSCI South Korea ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Australia ETF, iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico ETF and iShares MSCI South Korea ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	55

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2021:

iShares ETF	Qualified Dividend Income

MSCI Australia	$57,090,656
MSCI Canada	96,401,137
MSCI Japan	234,574,026
MSCI Mexico	28,923,022
MSCI South Korea	154,604,992

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI Australia	$57,361,184	$980,376
MSCI Canada	96,842,291	13,703,128
MSCI Japan	250,966,312	24,874,187
MSCI Mexico	31,118,634	1,874,031
MSCI South Korea	158,563,078	29,170,104

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares MSCI Australia ETF, iShares MSCI Canada ETF, iShares MSCI Japan ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

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Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Mexico ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI South Korea ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	61

Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and the Board and BFA agreed during the June 15-16, 2021 meeting to revise the Advisory Agreement for the Fund to provide for one or more additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Australia	$0.576904	$—	$—	$0.576904	100%	—%	—%	100%
MSCI Canada(a)	0.568438	—	0.050006	0.618444	92	—	8	100
MSCI Mexico(a)	0.868580	—	0.009312	0.877892	99	—	1	100
MSCI South Korea(a)	—	—	0.630268	0.630268	—	—	100	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico ETF and iShares MSCI South Korea ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

S U P P L E M E N T A L I N F O R M A T I O N	63

Supplemental Information  (unaudited) (continued)

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Canada ETF in respect of the Company’s financial year ending 31 December 2020 is USD 207.92 thousand. This figure is comprised of fixed remuneration of USD 96.82 thousand and variable remuneration of USD 111.1 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Canada ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 33.87 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 2.73 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Japan ETF in respect of the Company’s financial year ending 31 December 2020 is USD 1.04 million. This figure is comprised of fixed remuneration of USD 486.56 thousand and variable remuneration of USD 558.3 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Japan ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 170.21 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 13.74 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Mexico ETF in respect of the Company’s financial year ending 31 December 2020 is USD 100.93 thousand. This figure is comprised of fixed remuneration of USD 47 thousand and variable remuneration of USD 53.93 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Mexico ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 16.44 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 1.33 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI South Korea ETF in respect of the Company’s financial year ending 31 December 2020 is USD 566.84 thousand. This figure is comprised of fixed remuneration of USD 263.96 thousand and variable remuneration of USD 302.88 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI South Korea ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 92.34 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 7.45 thousand.

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Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of August 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (64)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares Trust (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (72)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	65

Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (66)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

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General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	67

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

CPO	Certificates of Participation (Ordinary)

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

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Want to know more?

iShares.com     |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-815-0821

AUGUST 31, 2021

2021 Annual Report

iShares, Inc.

•	iShares Core MSCI Emerging Markets ETF | IEMG | NYSE Arca
•	iShares MSCI BRIC ETF | BKF | NYSE Arca
•	iShares MSCI Emerging Markets Asia ETF | EEMA | NASDAQ
•	iShares MSCI Emerging Markets Small-Cap ETF | EEMS | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2023 and reducing bond purchasing beginning in late 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries and Asian fixed income offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2021

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.52%	31.17%
U.S. small cap equities (Russell 2000® Index)	3.81	47.08
International equities (MSCI Europe, Australasia, Far East Index)	10.31	26.12
Emerging market equities (MSCI Emerging Markets Index)	(0.98)	21.12
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.36	(4.12)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.49	(0.08)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.50	3.44
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.82	10.14
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced significantly during the 12 months ended August 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 28.64% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of COVID-19 vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period. Inflation also rose in many parts of the world amid supply chain constraints and elevated consumer spending.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Congress passed two fiscal stimulus bills during the reporting period, providing significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy continue to grow following a significant rebound in the third quarter of 2020, as activity recovered from the pandemic-induced recession in the first half of 2020. The economy grew at a brisk pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. The U.S. Federal Reserve Bank’s (“the Fed”) action also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains, despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased, and Eurozone countries enacted a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout trailed in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also posted a solid advance amid a sharp rebound in economic activity. Continued economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, aided by economic recovery and rising prices for many commodities. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® Core MSCI Emerging Markets ETF

Investment Objective

The iShares Core MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization emerging market equities, as represented by the MSCI Emerging Markets Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	22.67%	10.30%	5.45%	22.67%	63.24%	60.09%
Fund Market	22.54	10.34	5.42	22.54	63.54	59.71
Index	23.47	10.39	5.50	23.47	63.94	60.75

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,001.10	$0.55		$ 1,000.00	$ 1,024.70	$ 0.56		0.11%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2021 (continued)	iShares® Core MSCI Emerging Markets ETF

Portfolio Management Commentary

Emerging markets stocks advanced during the reporting period, reaching all-time highs in February 2021 before retreating as Chinese government regulatory changes affecting technology-related companies and other industries weighed on equities. Taiwanese stocks contributed the most to the Index’s performance as higher global demand for semiconductors and electronics reinvigorated the local economy. Amid pandemic-related restrictions imposed by governments to limit the spread of the coronavirus, demand sharply increased for semiconductors used in computers for online work and education. Demand for chips used in mobile devices also helped semiconductors manufacturers post record-high revenues. As production and supply chain disruptions constrained chip supply, prices rose, driving robust sales. Strong demand for gaming consoles and automotive products also benefited chipmakers.

The financials sector led contribution in India as bank stocks benefited from increased retail lending, reduced provisioning costs, and the Central Bank of India’s efforts to provide liquidity for the banking industry. Analysts viewed the departure of a major global financial services firm from the region as a meaningful growth opportunity for Indian banks. Indian information technology stocks also advanced, led by the software and services industry. Corporate technology spending increased as more employees worked from home, prompting companies to adopt cloud services, strengthen cybersecurity measures, and improve automation processes.

The information technology sector also drove contribution from South Korea. In the technology hardware and equipment industry, revenues rose due to sharply increasing sales of tablets, computers, and consumer electronics for use at home during pandemic-related restrictions. Demand for smartphones rose as restrictions eased and new models with 5G technology were introduced. Amid the microchip shortage, demand for chips in products such as automobiles and appliances exceeded supply, leading to higher prices and solid profit margins for chipmakers.

On the downside, Chinese stocks detracted from the Index’s return, declining in part due to concerns about regulatory changes. In the consumer discretionary sector, a large online retailer’s stock fell sharply amid new antitrust rules and penalties, including the suspension of an initial public offering and a large fine.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	21.0%
Financials	18.0
Consumer Discretionary	14.9
Communication Services	9.7
Materials	9.4
Industrials	6.0
Consumer Staples	5.8
Health Care	5.4
Energy	4.8
Real Estate	2.6
Utilities	2.4

(a)	Excludes money market funds.
TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

China	31.2%
Taiwan	15.4
South Korea	13.5
India	12.5
Brazil	5.1
South Africa	3.3
Russia	3.1
Saudi Arabia	3.1
Mexico	1.9
Thailand	1.9

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI BRIC ETF

Investment Objective

The iShares MSCI BRIC ETF (the “Fund”) seeks to track the investment results of an index composed of Chinese equities that are available to international investors, and Brazilian, Russian, and Indian equities, as represented by the MSCI BRIC Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	7.09%	10.27%	3.84%	7.09%	63.03%	45.75%
Fund Market	6.57	10.24	3.83	6.57	62.85	45.68
Index	8.72	10.99	4.56	8.72	68.42	56.22

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 928.30	$3.31		$ 1,000.00	$ 1,021.80	$ 3.47		0.68%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI BRIC ETF

Portfolio Management Commentary

The Index advanced during the reporting period, reaching all-time highs in February 2021 before retreating as Chinese government crackdowns on technology-related companies and other industries weighed on equities. Stocks in India contributed the most to the Index’s return despite continued high unemployment, elevated inflation rates, and local pandemic-related restrictions amid a severe second wave of COVID-19 cases. Late in the reporting period, India’s economy improved as restrictions began to lift and vaccination rates increased.

The financials sector led contribution in India as bank stocks benefited from increased retail lending, reduced provisioning costs, and the Central Bank of India’s efforts to provide liquidity to the banking industry. Analysts viewed the departure of a major global financial services firm from the region as a meaningful growth opportunity for Indian banks, particularly in the credit card and higher-net-worth client markets. Indian information technology stocks also advanced, led by the software and services industry. Corporate technology spending increased as more employees worked from home, prompting companies to adopt cloud services, strengthen cybersecurity measures, and improve automation processes. India’s largest IT services companies signed significant new deals tied to these digital transformations and announced new-hire programs to meet growing client demand. Indian materials stocks advanced, particularly in the metals and mining industry. The reopening of the global economy and planned infrastructure projects boosted the sector’s economic recovery as demand outpaced supply. The country’s largest steelmakers announced major spending plans to compete with China and meet global demand.

On the downside, Chinese consumer discretionary stocks were significant detractors from the Index’s return, declining due to concerns about regulatory changes. A large online retailer’s stock fell sharply amid new antitrust rules and penalties, including the suspension of an initial public offering (“IPO”) and a large fine. Additional rules under consideration raised concerns about Chinese companies’ ability to launch IPOs, list shares abroad, and store data on privately owned cloud platforms. Education services stocks declined substantially as new guidelines would require shifting to a not-for-profit model, fee standardization, and prohibitions on foreign ownership and raising capital.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Discretionary	23.2%
Financials	17.9
Communication Services	12.5
Information Technology	8.6
Materials	7.8
Energy	7.5
Health Care	6.3
Consumer Staples	6.0
Industrials	4.7
Utilities	2.8
Real Estate	2.7

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

China	62.6%
India	21.3
Brazil	9.1
Russia	6.2
Other (each representing less than 1%)	0.8

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Emerging Markets Asia ETF

Investment Objective

The iShares MSCI Emerging Markets Asia ETF (the “Fund”) seeks to track the investment results of an index composed of Asian emerging market equities, as represented by the MSCI EM Asia Custom Capped Index (the “Index”) The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	18.11%	11.25%	6.99%	18.11%	70.45%	90.79%
Fund Market	16.80	11.29	6.91	16.80	70.73	89.52
Index	19.71	11.93	7.48	19.71	75.70	99.36

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

Index performance through May 31, 2018 reflects the performance of the MSCI Emerging Markets Asia. Index performance beginning on June 1, 2018 reflects the performance of the MSCI EM Asia Custom Capped Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 962.10	$2.47		$ 1,000.00	$ 1,022.70	$ 2.55		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Emerging Markets Asia ETF

Portfolio Management Commentary

Stocks in Asian emerging markets advanced strongly during the reporting period, reaching all-time highs in February 2021 before retreating as Chinese government regulatory changes affecting technology-related companies and other industries weighed on equities. Taiwanese stocks contributed the most to the Index’s performance as surging global demand for semiconductors and electronics reinvigorated the local economy and drove robust earnings and guidance in the information technology sector. Amid pandemic-related restrictions imposed by governments to limit the spread of the coronavirus, demand sharply increased for chips used in computers for online work and education. Demand for chips used in mobile devices also helped semiconductors manufacturers post record-high revenues. As production and supply chain disruptions constrained chip supply, prices rose, driving robust sales. Strong demand for gaming consoles and electric vehicles also benefited chip manufacturers and companies in the technology hardware and equipment industry.

Indian stocks were also significant contributors to the Index’s return. In the financials sector, bank stocks led the advance, benefiting from increased retail lending, reduced provisioning costs, and the Central Bank of India’s efforts to provide liquidity to the banking industry. Analysts viewed the departure of a major global financial services firm from the region as a meaningful growth opportunity for Indian banks, particularly in the credit card and higher-net-worth client markets. Indian information technology stocks also advanced, led by the software and services industry. Corporate technology spending increased as more employees worked from home, prompting companies to adopt cloud services, strengthen cybersecurity measures, and improve automation processes. The information technology sector also led contribution from South Korea as robust sales of consumer electronics drove record revenues in the technology hardware and equipment industry.

On the downside, Chinese stocks were significant detractors from the Index’s return, declining due to concerns about regulatory changes. A large online retailer’s stock fell sharply amid new antitrust rules and penalties, including the suspension of an initial public offering and a large fine.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	25.3%
Consumer Discretionary	17.1
Financials	16.4
Communication Services	10.3
Materials	6.6
Industrials	5.8
Consumer Staples	5.4
Health Care	5.0
Energy	3.6
Real Estate	2.3
Utilities	2.2

(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

China	42.7%
Taiwan	19.2
South Korea	16.3
India	14.1
Thailand	2.4
Malaysia	2.2
Indonesia	1.7
Philippines	1.1
Hong Kong	0.3
Pakistan	0.0	(b)

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Emerging Markets Small-Cap ETF

Investment Objective

The iShares MSCI Emerging Markets Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization emerging market equities, as represented by the MSCI Emerging Markets Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	42.38%	10.30%	5.09%	42.38%	63.24%	64.29%
Fund Market	43.16	10.25	4.90	43.16	62.89	61.29
Index	43.75	10.48	5.57	43.75	64.63	71.96

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,120.10	$3.63		$ 1,000.00	$ 1,021.80	$ 3.47		0.68%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Emerging Markets Small-Cap ETF

Portfolio Management Commentary

Small-capitalization stocks in emerging markets advanced sharply during the reporting period, reaching all-time highs and avoiding the decline that their larger peers experienced following Chinese regulatory changes. Smaller stocks proved resilient, supported by investors’ search for earnings growth in emerging markets and the perception that smaller companies were less likely to be targets of government interference. Indian stocks contributed the most to the Index’s return as concerns surrounding high unemployment and inflation rates abated late in the reporting period as economic activity improved. Indian materials stocks advanced due to surging demand, rising commodities prices, and the ability to pass on cost increases to customers. Chemicals manufacturers benefited from increased demand as pandemic-related restrictions eased worldwide and clients lessened their dependence on China by shifting to Indian producers. In this environment, chemicals companies posted solid revenue growth and improved profit margins. Indian industrials stocks also gained significantly as manufacturing activity rebounded. Amid strong demand in the machinery industry, some companies were able to pass through the increasing costs of commodities to their customers by raising product prices.

Taiwan was a substantial contributor to the Index’s return as higher global demand for semiconductors and electronics reinvigorated the local economy and drove robust earnings and guidance in the information technology sector, especially semiconductors firms. The semiconductors industry benefited from a global chip shortage as demand for semiconductors continued to outstrip supply. Within the industrials sector, marine transportation stocks advanced notably. Shipping rates increased sharply as global consumer demand recovered and strained capacity, driving strong profits for Taiwanese shippers.

Industrials stocks also drove significant contribution from South Korea, where smaller companies benefited from an influx of retail and foreign investors. Rebounding manufacturing activity supported the industrials sector, as increasing demand for consumer and commercial products drove growth in new orders. Capital goods companies that make components used in electric vehicle (“EV”) batteries drew investor attention amid heightened global demand for EVs. In the transportation industry, rising shipping rates drove strong earnings growth for marine companies.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	18.8%
Industrials	15.0
Materials	12.9
Consumer Discretionary	11.7
Financials	10.4
Health Care	9.3
Real Estate	6.5
Consumer Staples	5.6
Utilities	4.0
Communication Services	3.8
Energy	2.0

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Taiwan	21.1%
India	19.2
South Korea	17.6
China	9.3
Brazil	6.4
South Africa	3.9
Thailand	3.4
Malaysia	3.0
Saudi Arabia	2.5
Mexico	1.8

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	13

Consolidated Schedule of Investments August 31, 2021	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.2%
Arcos Dorados Holdings Inc., Class A(a)	1,109,533	$6,058,050
Banco Macro SA, ADR(a)	401,630	7,510,481
Despegar.com Corp.(a)(b)	544,220	6,525,198
Globant SA(a)(b)	340,661	109,788,227
Grupo Financiero Galicia SA, ADR	979,302	10,556,876
Pampa Energia SA, ADR(a)	450,112	8,196,539
Transportadora de Gas del Sur SA, Class B, ADR(a)(b)	703,203	3,755,104
YPF SA, ADR(a)	1,678,785	8,746,470

		161,136,945

Brazil — 3.9%
Adecoagro SA(a)(b)	953,773	8,917,778
AES Brasil Energia SA	1,703,724	5,014,829
Aliansce Sonae Shopping Centers SA	1,531,111	7,432,290
Alupar Investimento SA	1,715,930	8,405,761
Ambev SA	40,784,699	134,876,296
Americanas SA(a)	3,562,451	28,495,199
Anima Holding SA(a)	2,872,737	5,383,465
Arezzo Industria e Comercio SA	566,083	9,789,422
Atacadao SA	3,379,282	11,861,601
B3 SA - Brasil, Bolsa, Balcao	53,071,225	144,409,402
Banco Bradesco SA	12,695,274	48,956,402
Banco BTG Pactual SA	9,552,416	52,206,869
Banco do Brasil SA	7,063,917	41,570,936
Banco Inter SA	2,971,896	38,962,023
Banco Santander Brasil SA	3,410,167	27,659,628
BB Seguridade Participacoes SA	5,460,820	20,129,038
BK Brasil Operacao e Assessoria a Restaurantes SA(a)	2,386,534	4,329,251
BR Malls Participacoes SA(a)	6,645,113	11,604,659
BR Properties SA	2,634,013	4,263,690
BRF SA(a)	5,390,019	24,412,904
Camil Alimentos SA	1,657,666	3,045,530
CCR SA	10,402,841	24,645,084
Centrais Eletricas Brasileiras SA	2,778,757	20,222,137
Cia Brasileira de Distribuicao	1,492,897	8,179,348
Cia. de Locacao das Americas	3,024,673	14,577,019
Cia. de Saneamento Basico do Estado de Sao Paulo	2,801,797	19,577,034
Cia. de Saneamento de Minas Gerais-COPASA	1,906,937	5,148,302
Cia. de Saneamento do Parana	1,720,143	6,447,043
Cia. Hering	1,408,791	10,143,361
Cia. Siderurgica Nacional SA	6,184,352	41,693,067
Cielo SA	12,369,248	6,865,425
Cogna Educacao(a)	15,903,308	9,872,673
Construtora Tenda SA	942,817	3,683,164
Cosan SA	8,736,042	37,253,370
CPFL Energia SA	1,541,222	8,655,737
CVC Brasil Operadora e Agencia de Viagens SA(a)	1,961,197	8,074,937
CVC Brasil Operadora e Agencia de Viagens SA, NVS(a)	243,010	990,688
Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,405,858	9,407,915
Dexco SA	3,025,875	12,060,664
EcoRodovias Infraestrutura e Logistica SA(a)	2,939,370	5,599,287
EDP - Energias do Brasil SA	3,202,125	11,419,352
Embraer SA(a)	6,703,394	30,361,547
Enauta Participacoes SA	1,360,572	3,607,458

Security	Shares	Value

Brazil (continued)
Energisa SA	1,401,088	$12,022,564
Eneva SA(a)	6,039,025	18,301,138
Engie Brasil Energia SA	1,405,938	10,209,827
Equatorial Energia SA	7,816,529	38,471,931
Ez Tec Empreendimentos e Participacoes SA	1,132,750	5,870,987
Fleury SA	1,954,215	8,941,890
Grendene SA	3,559,409	7,358,645
GRUPO DE MODA SOMA SA(a)	2,227,099	7,584,748
Grupo Mateus SA(a)	4,110,479	5,667,927
Grupo SBF SA(a)	1,094,830	7,349,259
Guararapes Confeccoes SA	980,061	2,920,774
Hapvida Participacoes e Investimentos SA(c)	10,118,081	28,803,696
Hypera SA	3,156,279	21,712,084
Iguatemi Empresa de Shopping Centers SA	1,062,919	7,028,158
Instituto Hermes Pardini SA	625,541	3,096,977
Iochpe Maxion SA(a)	1,233,195	3,710,937
IRB Brasil Resseguros S/A	8,825,831	9,114,632
JBS SA	7,967,910	48,031,205
JHSF Participacoes SA	3,651,155	4,667,389
Klabin SA(a)	6,277,327	31,940,217
Light SA	3,068,075	8,217,846
Localiza Rent a Car SA	5,315,169	57,008,446
Locaweb Servicos de Internet SA(c)	3,828,956	18,134,744
LOG Commercial Properties e Participacoes SA	715,421	3,898,925
Lojas Quero Quero S/A	1,982,740	7,611,470
Lojas Renner SA	7,448,554	54,825,552
M. Dias Branco SA	1,062,939	6,502,042
Magazine Luiza SA	25,633,576	90,422,454
Marfrig Global Foods SA	3,501,976	13,877,057
Meliuz SA(c)	835,187	6,570,629
Minerva SA	2,952,473	4,773,473
Movida Participacoes SA	1,598,932	5,720,632
MRV Engenharia e Participacoes SA	3,103,349	8,216,301
Multiplan Empreendimentos Imobiliarios SA	2,316,179	9,451,415
Natura & Co. Holding SA(a)	7,910,063	78,966,012
Notre Dame Intermedica Participacoes SA	4,537,087	70,142,867
Odontoprev SA	2,651,890	6,436,377
Omega Geracao SA(a)	1,342,330	8,603,082
Pet Center Comercio e Participacoes SA	1,670,444	8,554,451
Petro Rio SA(a)	5,440,080	20,168,317
Petrobras Distribuidora SA	10,020,283	52,690,395
Petroleo Brasileiro SA	32,107,157	173,364,242
Qualicorp Consultoria e Corretora de Seguros SA	2,009,933	8,306,697
Raia Drogasil SA	9,348,309	46,210,021
Rede D’Or Sao Luiz SA(c)	2,912,871	38,768,427
Rumo SA(a)	11,251,186	40,733,001
Santos Brasil Participacoes SA(a)	4,699,762	7,153,076
Sao Martinho SA	1,763,305	10,960,127
Sendas Distribuidora SA	6,937,111	22,552,185
SIMPAR SA	3,838,520	11,023,830
SLC Agricola SA	1,090,092	8,588,680
Sul America SA	2,525,413	14,334,508
Suzano SA(a)	6,510,747	76,807,374
Telefonica Brasil SA	3,962,784	33,513,682
TIM SA	6,729,423	16,215,791
TOTVS SA	4,372,313	33,484,876
Transmissora Alianca de Energia Eletrica SA	1,713,486	12,562,515
Ultrapar Participacoes SA	6,134,429	17,131,035
Vale SA	34,263,066	653,879,352
Via S/A(a)	11,129,385	22,362,944

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
Vivara Participacoes SA	1,075,984	$6,908,538
WEG SA	14,629,827	100,610,476
YDUQS Participacoes SA	2,500,332	12,374,003

		3,131,654,437

Chile — 0.4%
AES Andes SA	35,757,290	4,763,973
Aguas Andinas SA, Class A	27,557,582	6,165,374
Banco de Chile	362,978,754	35,470,221
Banco de Credito e Inversiones SA	428,598	18,565,777
Banco Santander Chile	526,967,381	27,844,977
CAP SA	672,535	9,559,905
Cencosud SA	12,206,378	23,029,563
Cencosud Shopping SA	4,047,684	5,753,675
Cia. Cervecerias Unidas SA	1,043,760	10,534,106
Cia. Sud Americana de Vapores SA	161,853,436	12,130,981
Colbun SA	67,880,624	11,235,879
Empresa Nacional de Telecomunicaciones SA	1,635,245	7,966,548
Empresas CMPC SA	9,214,641	20,469,174
Empresas COPEC SA	3,355,203	31,213,107
Enel Americas SA	181,423,072	25,493,406
Enel Chile SA	200,990,715	10,259,333
Engie Energia Chile SA	6,922,035	4,787,358
Falabella SA	6,433,492	25,481,399
Forus SA	583,898	1,090,312
Grupo Security SA	9,234,848	1,656,519
Inversiones Aguas Metropolitanas SA	5,790,709	3,489,938
Inversiones La Construccion SA	367,253	1,739,344
Itau CorpBanca Chile SA(a)	1,623,412,863	4,426,469
Parque Arauco SA(a)	6,074,456	7,300,227
Ripley Corp. SA(a)	7,649,668	1,726,957
SMU SA	21,811,041	2,398,568
SONDA SA	5,618,298	3,002,108
Vina Concha y Toro SA	4,729,964	8,049,884

		325,605,082

China — 31.2%
21Vianet Group Inc., ADR(a)(b)	853,552	16,891,794
360 DigiTech Inc.(a)(b)	700,577	15,973,156
360 Security Technology Inc., Class A(a)	4,195,988	7,737,490
361 Degrees International Ltd.(a)	9,689,000	4,621,848
3SBio Inc.(a)(c)	10,801,500	12,033,171
51job Inc., ADR(a)(b)	252,059	19,358,131
AAC Technologies Holdings Inc.	6,168,000	34,193,314
Advanced Micro-Fabrication Equipment Inc., Class A(a)	334,816	8,551,904
AECC Aviation Power Co. Ltd., Class A	1,406,716	14,845,183
Agile Group Holdings Ltd.	9,680,500	11,101,475
Agora Inc., ADR(a)(b)	384,609	13,045,937
Agricultural Bank of China Ltd., Class A	43,504,735	19,950,278
Agricultural Bank of China Ltd., Class H	217,878,000	73,040,963
Aier Eye Hospital Group Co. Ltd., Class A	2,871,424	18,803,862
Air China Ltd., Class H(a)(b)	17,666,000	11,848,039
AK Medical Holdings Ltd.(b)(c)	4,658,000	4,788,566
Akeso Inc.(a)(b)(c)	2,363,000	12,238,667
Alibaba Group Holding Ltd.(a)	131,144,304	2,746,108,290
Alibaba Health Information Technology Ltd.(a)	35,156,000	58,027,775
Alibaba Pictures Group Ltd.(a)(b)	111,490,000	11,882,667
A-Living Smart City Services Co. Ltd.(c)	4,877,000	19,382,877
Alphamab Oncology(a)(c)	3,582,000	9,222,290
Aluminum Corp. of China Ltd., Class H(a)	39,632,000	28,758,866

Security	Shares	Value

China (continued)
Anhui Conch Cement Co. Ltd., Class A	2,024,529	$12,535,695
Anhui Conch Cement Co. Ltd., Class H	10,513,000	56,881,815
Anhui Gujing Distillery Co. Ltd., Class A	224,055	7,361,367
Anhui Gujing Distillery Co. Ltd., Class B	888,780	10,846,053
Anhui Kouzi Distillery Co. Ltd., Class A	538,408	4,135,309
ANTA Sports Products Ltd.	9,333,000	191,707,856
Aoyuan Healthy Life Group Co. Ltd.(b)	5,866,000	3,313,020
Ascentage Pharma Group International(a)(b)(c)	1,406,100	6,989,573
Ascletis Pharma Inc.(a)(b)(c)	4,871,000	1,767,595
Asia Cement China Holdings Corp.	5,243,500	3,864,669
Asymchem Laboratories Tianjin Co. Ltd., Class A	186,600	10,126,833
Autobio Diagnostics Co. Ltd., Class A	405,137	3,097,950
Autohome Inc., ADR	589,252	26,080,294
AVIC Industry-Finance Holdings Co. Ltd., Class A	9,215,891	5,651,422
AviChina Industry & Technology Co. Ltd., Class H	21,758,000	18,206,151
Baidu Inc., ADR(a)	2,378,587	373,485,731
Bank of Beijing Co. Ltd., Class A	15,966,006	10,733,001
Bank of Chengdu Co. Ltd., Class A	3,432,508	6,431,706
Bank of China Ltd., Class A	17,098,000	8,026,712
Bank of China Ltd., Class H	680,372,000	238,425,139
Bank of Communications Co. Ltd., Class A	18,962,280	12,984,087
Bank of Communications Co. Ltd., Class H	71,480,000	41,051,161
Bank of Hangzhou Co. Ltd., Class A	4,198,740	8,703,144
Bank of Jiangsu Co. Ltd., Class A	11,388,108	11,332,534
Bank of Nanjing Co. Ltd., Class A	7,241,822	10,517,720
Bank of Ningbo Co. Ltd., Class A	3,091,776	15,467,778
Bank of Shanghai Co. Ltd., Class A	8,931,435	9,976,927
Baoshan Iron & Steel Co. Ltd., Class A	12,096,273	19,093,431
Baozun Inc., ADR(a)(b)	519,476	12,508,982
BBMG Corp., Class A	17,660,336	7,414,903
BC Technology Group Ltd.(a)(b)	1,647,500	3,157,829
BeiGene Ltd., ADR(a)(b)	398,665	122,908,419
Beijing Capital International Airport Co. Ltd., Class H(a)	16,370,000	9,854,822
Beijing Capital Land Ltd., Class H(a)	16,484,000	5,828,517
Beijing Chunlizhengda Medical Instruments Co. Ltd., Class H(a)(b)	1,034,250	2,603,347
Beijing Energy International Holding Co. Ltd.(a)(b)	58,562,852	2,070,702
Beijing Enlight Media Co. Ltd., Class A	2,193,194	3,167,031
Beijing Enterprises Holdings Ltd.	3,670,500	12,631,800
Beijing Enterprises Urban Resources Group Ltd.(a)	23,832,000	2,446,253
Beijing Enterprises Water Group Ltd.(b)	36,556,000	15,076,999
Beijing Gas Blue Sky Holdings Ltd.(a)(d)	92,816,000	981,213
Beijing Kingsoft Office Software Inc., Class A	150,378	5,813,297
Beijing New Building Materials PLC, Class A	1,135,219	5,819,131
Beijing Roborock Technology Co. Ltd., Class A	31,257	4,407,135
Beijing Shiji Information Technology Co. Ltd., Class A	1,062,259	2,810,569
Beijing Shunxin Agriculture Co. Ltd., Class A	593,200	3,002,919
Beijing Sinnet Technology Co. Ltd., Class A	1,621,987	3,516,828
Beijing Tiantan Biological Products Corp. Ltd., Class A	908,197	4,362,434
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	2,749,000	3,790,601
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	199,700	7,196,756
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	20,926,200	15,401,512
BEST Inc., ADR(a)(b)	1,954,018	2,540,223
Betta Pharmaceuticals Co. Ltd., Class A	285,194	3,254,873
BGI Genomics Co. Ltd., Class A	340,200	4,942,947

S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Bilibili Inc., ADR(a)(b)	1,404,671	$112,696,754
Bit Digital Inc.(a)(b)	340,420	4,364,184
BOC Aviation Ltd.(b)(c)	1,787,000	13,396,612
BOE Technology Group Co. Ltd., Class A	18,544,300	16,709,653
Bosideng International Holdings Ltd.	27,924,000	22,796,065
Brilliance China Automotive Holdings Ltd.	23,351,400	9,013,524
Brilliance China Automotive Holdings Ltd., ADR(a)	110,847	427,869
Burning Rock Biotech Ltd., ADR(a)	390,896	7,282,392
BYD Co. Ltd., Class A	932,286	40,141,265
BYD Co. Ltd., Class H	6,801,500	228,660,299
BYD Electronic International Co. Ltd.(b)	5,851,000	26,764,795
By-Health Co. Ltd., Class A	1,138,300	4,434,709
C&D International Investment Group Ltd.(a)	4,984,000	10,221,696
Caitong Securities Co. Ltd., Class A	4,204,831	6,761,029
Canaan Inc.(a)(b)	840,722	7,902,787
CanSino Biologics Inc., Class H(a)(b)(c)	689,600	27,252,322
Canvest Environmental Protection Group Co. Ltd.	11,124,000	6,178,848
Central China Management Co. Ltd.	7,468,000	1,650,258
Central China Real Estate Ltd.(b)	9,860,000	2,404,868
CGN New Energy Holdings Co. Ltd.(b)	12,742,000	7,696,136
CGN Power Co. Ltd., Class H(c)	78,387,000	17,329,691
Changchun High & New Technology Industry Group Inc., Class A	223,142	8,825,520
Changjiang Securities Co. Ltd., Class A	6,347,296	7,354,224
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	241,936	7,257,931
Chaowei Power Holdings Ltd.	6,458,000	2,000,685
Chaozhou Three-Circle Group Co. Ltd., Class A	1,642,246	9,567,826
China Aircraft Leasing Group Holdings Ltd.	4,940,000	3,489,663
China Animal Healthcare Ltd.(d)	1,237,000	2
China Aoyuan Group Ltd.	10,639,000	6,360,768
China BlueChemical Ltd., Class H	20,660,000	6,401,879
China Bohai Bank Co. Ltd., Class H(c)	22,769,000	9,251,109
China Cinda Asset Management Co. Ltd., Class H	70,963,000	12,586,011
China CITIC Bank Corp. Ltd., Class H	73,675,000	33,870,209
China Communications Services Corp. Ltd., Class H	21,600,000	11,478,240
China Conch Venture Holdings Ltd.	14,273,000	58,416,881
China Construction Bank Corp., Class A	4,775,068	4,325,764
China Construction Bank Corp., Class H	824,500,000	594,099,772
China CSSC Holdings Ltd., Class A	2,943,901	10,897,721
China Datang Corp. Renewable Power Co. Ltd., Class H	24,581,000	7,143,315
China Dongxiang Group Co. Ltd.(b)	39,550,000	4,676,348
China East Education Holdings Ltd.(c)	5,057,000	5,425,787
China Education Group Holdings Ltd.	6,698,000	12,663,452
China Everbright Bank Co. Ltd., Class A	19,902,782	10,326,473
China Everbright Bank Co. Ltd., Class H	22,960,000	8,229,374
China Everbright Environment Group Ltd.	31,769,148	21,964,078
China Everbright Greentech Ltd.(b)(c)	13,655,000	4,682,841
China Everbright Ltd.	8,318,000	10,438,588
China Everbright Water Ltd.(b)	10,251,600	2,018,775
China Evergrande Group(b)	16,193,000	9,086,929
China Feihe Ltd.(c)	30,650,000	55,385,330
China Fiber Optic Network System Group Ltd.(d)	10,394,800	13
China Foods Ltd.	10,324,000	3,472,204
China Fortune Land Development Co. Ltd., Class A(a)	2,792,734	1,639,622
China Galaxy Securities Co. Ltd., Class H	35,421,000	19,883,890
China Gas Holdings Ltd.	26,391,600	76,393,449

Security	Shares	Value

China (continued)
China Grand Pharmaceutical and Healthcare Holdings Ltd., Class A(b)	12,035,000	$9,594,019
China Greatwall Technology Group Co. Ltd., Class A	1,923,500	4,377,166
China Harmony Auto Holding Ltd.	7,760,500	4,370,454
China High Speed Transmission Equipment Group Co. Ltd.(a)(b)	5,153,000	3,727,418
China Hongqiao Group Ltd.	19,543,000	28,986,590
China Huarong Asset Management Co. Ltd., Class H(a)(c)(d)	83,902,000	8,252,709
China Huishan Dairy Holdings Co. Ltd.(a)(d)	16,599,187	21
China Huiyuan Juice Group Ltd.(d)	10,877,000	14
China International Capital Corp. Ltd., Class H(c)	13,956,400	32,452,418
China Jinmao Holdings Group Ltd.	46,060,000	14,974,224
China Jushi Co. Ltd., Class A	2,687,818	7,306,496
China Kepei Education Group Ltd.(b)	8,246,000	4,887,728
China Lesso Group Holdings Ltd.	9,721,000	20,806,290
China Life Insurance Co. Ltd., Class A	1,605,021	7,175,893
China Life Insurance Co. Ltd., Class H	62,316,000	104,488,503
China Lilang Ltd.	5,394,000	3,365,693
China Literature Ltd.(a)(b)(c)	3,443,400	28,963,841
China Logistics Property Holdings Co. Ltd.(a)(b)(c)	14,072,000	7,255,427
China Longyuan Power Group Corp. Ltd., Class H	28,662,000	58,417,397
China Lumena New Materials Corp.(a)(b)(d)	64,600	0	(e)
China Maple Leaf Educational Systems Ltd.(a)(b)	18,808,000	3,792,535
China Medical System Holdings Ltd.	11,763,000	23,087,945
China Meidong Auto Holdings Ltd.	5,068,000	25,420,275
China Mengniu Dairy Co. Ltd.	27,172,000	163,433,072
China Merchants Bank Co. Ltd., Class A	10,596,416	80,385,966
China Merchants Bank Co. Ltd., Class H	33,800,464	278,772,878
China Merchants Energy Shipping Co. Ltd., Class A	5,912,025	3,974,742
China Merchants Land Ltd.	25,854,000	3,389,477
China Merchants Port Holdings Co. Ltd.	11,618,270	19,545,710
China Merchants Securities Co. Ltd., Class A	3,888,781	10,937,247
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	4,951,266	7,632,985
China Metal Recycling Holdings Ltd.(d)	62,400	0	(e)
China Minsheng Banking Corp. Ltd., Class A	17,029,217	10,476,143
China Minsheng Banking Corp. Ltd., Class H(b)	47,187,720	19,707,017
China Modern Dairy Holdings Ltd.(b)	27,393,000	5,487,493
China Molybdenum Co. Ltd., Class A	11,148,971	13,497,473
China Molybdenum Co. Ltd., Class H(b)	26,679,000	20,814,062
China National Building Material Co. Ltd., Class H	33,070,850	45,161,524
China National Chemical Engineering Co. Ltd., Class A	6,174,022	12,933,782
China National Nuclear Power Co. Ltd., Class A	12,037,309	10,218,727
China National Software & Service Co. Ltd., Class A	322,399	2,430,738
China New Higher Education Group Ltd.(c)	9,406,000	5,059,399
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	2,165,800	19,455,419
China Oilfield Services Ltd., Class H	14,872,000	12,918,406
China Oriental Group Co. Ltd.(b)	13,642,000	5,041,042
China Overseas Grand Oceans Group Ltd.	15,259,500	10,140,845
China Overseas Land & Investment Ltd.	31,955,000	73,614,308
China Overseas Property Holdings Ltd.	11,710,000	9,986,587
China Pacific Insurance Group Co. Ltd., Class A	3,878,842	15,813,842
China Pacific Insurance Group Co. Ltd., Class H	22,685,800	63,936,976
China Petroleum & Chemical Corp., Class A	16,408,550	10,814,564

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Petroleum & Chemical Corp., Class H	206,632,200	$99,418,478
China Power International Development Ltd.	50,650,000	20,452,833
China Railway Group Ltd., Class A	10,175,766	8,872,595
China Railway Group Ltd., Class H	29,542,000	14,148,386
China Renaissance Holdings Ltd.(c)	1,601,200	4,032,628
China Renewable Energy Investment Ltd.(d)	8,046	0	(e)
China Resources Beer Holdings Co. Ltd.	12,684,000	104,305,354
China Resources Cement Holdings Ltd.	20,116,000	19,723,496
China Resources Gas Group Ltd.	7,892,000	47,895,184
China Resources Land Ltd.	27,449,777	101,957,231
China Resources Medical Holdings Co. Ltd.	9,293,500	8,189,085
China Resources Mixc Lifestyle Services Ltd.(c)	4,154,400	21,802,834
China Resources Pharmaceutical Group Ltd.(c)	14,273,500	7,423,050
China Resources Power Holdings Co. Ltd.	16,550,000	40,668,726
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	1,110,827	4,806,820
China SCE Group Holdings Ltd.(b)	19,266,200	7,716,072
China Shenhua Energy Co. Ltd., Class A	3,475,129	10,765,407
China Shenhua Energy Co. Ltd., Class H	28,788,000	63,659,133
China Shineway Pharmaceutical Group Ltd.(b)	4,276,000	4,623,863
China South City Holdings Ltd.(b)	45,958,000	4,251,776
China Southern Airlines Co. Ltd., Class A(a)	6,502,784	5,801,334
China Southern Airlines Co. Ltd., Class H(a)	12,950,000	7,531,853
China State Construction Engineering Corp. Ltd., Class A	20,514,619	15,254,914
China State Construction International Holdings Ltd.	17,200,000	13,909,680
China Taiping Insurance Holdings Co. Ltd.	13,517,308	19,749,945
China Tian Lun Gas Holdings Ltd.(b)	4,014,000	4,114,670
China Tobacco International HK Co. Ltd.(b)	3,272,000	6,521,229
China Tourism Group Duty Free Corp. Ltd., Class A	1,022,579	36,211,369
China Tower Corp. Ltd., Class H(c)	344,620,000	45,202,692
China Traditional Chinese Medicine Holdings Co. Ltd.(a)	23,164,000	11,025,429
China Travel International Investment Hong Kong Ltd.(a)	31,194,000	4,364,108
China United Network Communications Ltd., Class A	6,248,000	4,056,231
China Vanke Co. Ltd., Class A	5,833,668	17,889,500
China Vanke Co. Ltd., Class H	14,117,387	38,090,915
China Vast Industrial Urban Development Co. Ltd.(c)	3,524,000	1,159,948
China Water Affairs Group Ltd.	9,336,000	9,303,049
China Yangtze Power Co. Ltd., Class A	11,738,230	35,165,575
China Yuchai International Ltd.	128,233	1,827,320
China Yuhua Education Corp. Ltd.(c)	12,046,000	6,436,831
China Zheshang Bank Co. Ltd., Class A	18,784,800	10,331,502
China Zhongwang Holdings Ltd.(a)(b)	15,649,600	3,396,201
Chinasoft International Ltd.(b)	22,838,000	38,709,800
Chindata Group Holdings Ltd., ADR(a)(b)	770,696	9,155,868
Chongqing Brewery Co. Ltd., Class A(a)	340,900	7,423,143
Chongqing Changan Automobile Co. Ltd., Class A	3,350,496	10,708,373
Chongqing Rural Commercial Bank Co. Ltd., Class H	18,617,000	7,121,829
Chongqing Zhifei Biological Products Co. Ltd., Class A	845,176	23,173,688
CIFI Ever Sunshine Services Group Ltd.	6,422,000	13,266,216
CIFI Holdings Group Co. Ltd.	27,658,000	18,592,316
CIMC Enric Holdings Ltd.	8,568,000	12,586,350

Security	Shares	Value

China (continued)
CITIC Ltd.	48,716,000	$60,526,319
CITIC Securities Co. Ltd., Class A	6,004,045	23,890,623
CITIC Securities Co. Ltd., Class H	18,809,500	47,640,258
CMGE Technology Group Ltd.	15,174,000	6,809,417
COFCO Joycome Foods Ltd.(b)	21,406,000	6,328,832
Colour Life Services Group Co. Ltd.(b)	4,396,000	1,515,931
Concord New Energy Group Ltd.	87,500,000	8,756,638
Consun Pharmaceutical Group Ltd.	5,666,000	2,665,795
Contemporary Amperex Technology Co. Ltd., Class A	1,229,147	94,432,542
COSCO SHIPPING Holdings Co. Ltd., Class A(a)	6,744,146	21,653,646
COSCO SHIPPING Holdings Co. Ltd., Class H(a)(b)	28,764,600	54,289,910
COSCO SHIPPING International Hong Kong Co. Ltd.	11,764,000	3,929,670
COSCO SHIPPING Ports Ltd.	15,844,000	13,175,833
Country Garden Holdings Co. Ltd.	65,184,733	72,048,665
Country Garden Services Holdings Co. Ltd.	12,857,000	98,108,039
CPMC Holdings Ltd.	7,749,000	4,634,195
CRRC Corp. Ltd., Class A	5,804,100	6,070,247
CSC Financial Co. Ltd., Class A	2,573,792	11,156,758
CSPC Pharmaceutical Group Ltd.	77,309,760	98,075,290
CStone Pharmaceuticals(a)(c)	5,752,500	9,710,419
CT Environmental Group Ltd.(a)(b)(d)	33,362,000	729,229
Dada Nexus Ltd., ADR(a)(b)	429,414	10,168,524
Dali Foods Group Co. Ltd.(c)	17,992,500	10,086,507
Daqo New Energy Corp., ADR(a)(b)	487,567	29,892,733
DaShenLin Pharmaceutical Group Co. Ltd., Class A	661,094	4,664,702
DHC Software Co. Ltd., Class A	3,303,398	3,915,482
DiDi Global Inc.(a)(b)	2,619,948	21,535,973
Differ Group Holding Co. Ltd.	28,632,000	9,902,999
Digital China Holdings Ltd.	8,974,000	5,596,512
Dongfeng Motor Group Co. Ltd., Class H	23,246,000	25,454,123
Dongxing Securities Co. Ltd., Class A	3,220,067	5,543,000
Dongyue Group Ltd.(b)	10,783,000	37,091,456
DouYu International Holdings Ltd., ADR(a)(b)	1,252,969	5,362,707
East Money Information Co. Ltd., Class A	5,615,393	26,937,831
Ecovacs Robotics Co. Ltd., Class A	293,500	6,675,705
EHang Holdings Ltd., ADR(a)(b)	265,588	7,223,994
E-House China Enterprise Holdings Ltd.	5,092,500	1,440,828
ENN Energy Holdings Ltd.	6,857,200	135,687,807
Eve Energy Co. Ltd., Class A	1,015,431	16,090,124
Everbright Securities Co. Ltd., Class A	2,375,586	5,848,277
Excellence Commercial Property & Facilities Management Group Ltd.(b)	4,011,000	3,221,800
Fangda Carbon New Material Co. Ltd., Class A	4,666,384	9,345,311
Fanhua Inc., ADR	438,088	6,273,420
Fantasia Holdings Group Co. Ltd.(b)	23,173,500	2,110,734
Far East Horizon Ltd.	15,722,000	17,869,929
Fiberhome Telecommunication Technologies Co. Ltd., Class A	1,056,598	2,977,323
FinVolution Group, ADR	1,024,238	6,237,609
First Capital Securities Co. Ltd., Class A	3,413,400	3,384,228
Flat Glass Group Co. Ltd., Class H(b)	4,183,000	24,449,126
Focus Media Information Technology Co. Ltd., Class A	8,083,299	9,014,819
Foshan Haitian Flavouring & Food Co. Ltd., Class A	1,837,563	27,082,469
Fosun International Ltd.	22,142,000	28,007,332

S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Founder Securities Co. Ltd., Class A	7,034,787	$9,300,069
Foxconn Industrial Internet Co. Ltd., Class A	4,360,634	7,755,738
Fu Jian Anjoy Foods Co. Ltd., Class A	174,100	4,214,892
Fu Shou Yuan International Group Ltd.	9,463,000	8,535,827
Fufeng Group Ltd.	16,300,400	6,213,293
Fuyao Glass Industry Group Co. Ltd., Class A	1,252,200	9,292,696
Fuyao Glass Industry Group Co. Ltd., Class H(c)	5,157,600	31,738,866
Ganfeng Lithium Co. Ltd., Class A	688,984	23,512,350
Ganfeng Lithium Co. Ltd., Class H(b)(c)	2,207,000	50,848,423
Gaotu Techedu Inc.(a)(b)	1,020,003	2,937,609
GCL-Poly Energy Holdings Ltd.(a)(b)	160,925,000	22,947,608
GDS Holdings Ltd., ADR(a)(b)	784,356	45,869,139
Geely Automobile Holdings Ltd.	50,935,000	184,599,856
Gemdale Corp., Class A	3,129,996	5,052,809
Gemdale Properties & Investment Corp. Ltd.	63,656,000	7,138,717
Genertec Universal Medical Group Co. Ltd.(c)	11,300,000	9,193,340
Genscript Biotech Corp.(a)	9,768,000	46,439,463
GF Securities Co. Ltd., Class A	2,861,030	8,408,210
GF Securities Co. Ltd., Class H	10,152,800	18,041,920
Gigadevice Semiconductor Beijing Inc., Class A	446,335	10,589,598
Glory Sun Financial Group Ltd.(a)(b)	148,740,000	4,436,889
GoerTek Inc., Class A	1,893,062	13,651,562
GOME Retail Holdings Ltd.(a)(b)	102,933,000	11,121,931
Gotion High-tech Co. Ltd., Class A(a)	907,900	7,560,398
Great Wall Motor Co. Ltd., Class A	1,349,800	13,859,685
Great Wall Motor Co. Ltd., Class H(b)	26,491,000	122,185,013
Greenland Holdings Corp. Ltd., Class A	6,081,218	4,190,441
Greenland Hong Kong Holdings Ltd.	9,314,000	2,584,727
Greentown China Holdings Ltd.(b)	7,229,500	11,089,759
Greentown Management Holdings Co. Ltd.(c)	6,472,000	3,132,886
Greentown Service Group Co. Ltd.	12,540,000	13,414,782
Guangdong Haid Group Co. Ltd., Class A	957,520	9,537,735
Guangdong Investment Ltd.	24,870,000	34,538,920
Guangdong Kinlong Hardware Products Co. Ltd., Class A	255,900	6,410,826
Guangzhou Automobile Group Co. Ltd., Class H	24,911,200	25,081,071
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	1,416,688	6,465,719
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	324,500	5,301,476
Guangzhou R&F Properties Co. Ltd., Class H	11,550,000	9,847,650
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	471,400	6,358,953
Guangzhou Tinci Materials Technology Co. Ltd., Class A	727,598	15,368,117
Guosen Securities Co. Ltd., Class A	5,201,867	9,832,661
Guotai Junan Securities Co. Ltd., Class A	3,531,825	9,715,597
Guoyuan Securities Co. Ltd., Class A	4,117,281	5,020,618
Haidilao International Holding Ltd.(b)(c)	8,913,000	36,375,563
Haier Smart Home Co. Ltd., Class A	3,992,737	16,724,978
Haier Smart Home Co. Ltd., Class H	17,692,000	66,645,834
Hainan Meilan International Airport Co. Ltd., Class H(a)	1,700,000	5,354,669
Haitian International Holdings Ltd.	5,428,000	20,797,871
Haitong Securities Co. Ltd., Class A	6,645,253	13,087,858
Haitong Securities Co. Ltd., Class H	22,526,000	20,812,414
Hangzhou First Applied Material Co. Ltd., Class A	671,800	15,819,654
Hangzhou Robam Appliances Co. Ltd., Class A	789,009	4,364,136
Hangzhou Silan Microelectronics Co. Ltd., Class A	730,800	6,205,071
Hangzhou Steam Turbine Co. Ltd., Class B	3,851,463	8,012,481

Security	Shares	Value

China (continued)
Hangzhou Tigermed Consulting Co. Ltd., Class A	241,674	$5,028,451
Hangzhou Tigermed Consulting Co. Ltd., Class H(c)	1,048,400	18,601,465
Hansoh Pharmaceutical Group Co. Ltd.(c)	10,186,000	27,772,474
Harbin Electric Co. Ltd., Class H	6,280,000	2,065,419
Hebei Construction Group Corp. Ltd., Class H(b)	4,008,500	1,225,313
Hefei Meiya Optoelectronic Technology Inc., Class A	596,260	3,967,871
Hello Group Inc., ADR	1,336,815	17,565,749
Henan Shuanghui Investment & Development Co. Ltd., Class A	1,774,947	6,631,953
Hengan International Group Co. Ltd.	5,336,000	30,901,234
Hengli Petrochemical Co. Ltd., Class A	3,160,830	12,827,049
HengTen Networks Group Ltd.(a)(b)	23,559,200	11,561,479
Hengyi Petrochemical Co. Ltd., Class A	2,855,361	5,180,667
Hi Sun Technology China Ltd.(a)(b)	25,194,000	4,258,832
Hithink RoyalFlush Information Network Co. Ltd., Class A	364,302	6,527,415
Hope Education Group Co. Ltd.(c)	31,460,000	5,348,056
Hopson Development Holdings Ltd.	5,724,700	22,302,735
Hua Han Health Industry Holdings Ltd.(d)	22,424,288	29
Hua Hong Semiconductor Ltd.(a)(b)(c)	4,551,000	26,783,857
Hua Medicine(a)(c)	5,351,500	3,165,163
Huadong Medicine Co. Ltd., Class A	1,308,451	6,243,556
Huafon Chemical Co. Ltd., Class A	2,798,000	6,018,259
Hualan Biological Engineering Inc., Class A	1,119,120	5,105,163
Huaneng Power International Inc., Class H	29,764,000	14,397,400
Huatai Securities Co. Ltd., Class A	3,829,551	9,719,787
Huatai Securities Co. Ltd., Class H(c)	12,148,800	17,426,494
Huaxia Bank Co. Ltd., Class A	11,796,418	10,230,787
Huaxin Cement Co. Ltd., Class A	1,325,569	3,963,435
Huayu Automotive Systems Co. Ltd., Class A	1,917,910	6,889,877
Huazhu Group Ltd., ADR(a)	1,499,786	72,424,666
Hubei Biocause Pharmaceutical Co. Ltd., Class A	6,581,471	3,598,147
Humanwell Healthcare Group Co. Ltd., Class A	858,700	2,876,503
Hundsun Technologies Inc., Class A	1,115,087	8,570,981
HUYA Inc., ADR(a)(b)	696,044	7,440,710
iClick Interactive Asia Group Ltd., ADR(a)(b)	713,957	3,434,133
Iflytek Co. Ltd., Class A	1,418,884	11,511,581
I-Mab, ADR(a)(b)	249,824	17,717,518
IMAX China Holding Inc.(b)(c)	1,404,900	2,044,818
Imeik Technology Development Co. Ltd., Class A	92,300	8,394,887
Industrial & Commercial Bank of China Ltd., Class A	32,407,080	23,184,028
Industrial & Commercial Bank of China Ltd., Class H	482,770,000	268,842,266
Industrial Bank Co. Ltd., Class A	10,513,279	30,114,981
Industrial Securities Co. Ltd., Class A	6,071,024	9,350,795
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	33,079,800	19,273,437
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	6,114,200	5,503,425
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	3,100,262	16,359,053
Inner Mongolia Yitai Coal Co. Ltd., Class B	10,237,495	8,081,325
Innovent Biologics Inc.(a)(c)	10,011,500	80,839,368
Inspur Electronic Information Industry Co. Ltd., Class A	1,272,572	5,911,379
Inspur International Ltd.(a)	6,700,000	3,390,006
Intco Medical Technology Co. Ltd., Class A	181,700	2,876,378

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
iQIYI Inc., ADR(a)(b)	2,443,144	$22,134,885
JA Solar Technology Co. Ltd., Class A	429,127	5,172,888
Jafron Biomedical Co. Ltd., Class A	633,473	4,808,770
Jason Furniture Hangzhou Co. Ltd., Class A	599,100	6,382,758
JCET Group Co. Ltd., Class A	1,084,600	5,737,118
JD Health International Inc.(a)(b)(c)	2,949,100	27,592,550
JD.com Inc., ADR(a)	7,457,444	585,856,801
Jiangsu Eastern Shenghong Co. Ltd., Class A	2,394,300	12,015,902
Jiangsu Expressway Co. Ltd., Class H	9,964,000	10,338,797
Jiangsu Hengli Hydraulic Co. Ltd., Class A	787,396	11,600,103
Jiangsu Hengrui Medicine Co. Ltd., Class A	3,234,883	22,668,172
Jiangsu King’s Luck Brewery JSC Ltd., Class A	938,056	6,115,993
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	787,351	20,467,805
Jiangsu Zhongnan Construction Group Co. Ltd., Class A	2,972,234	2,145,017
Jiangxi Copper Co. Ltd., Class H	11,417,000	23,101,491
Jiangxi Zhengbang Technology Co. Ltd., Class A	2,563,300	3,398,409
Jiayuan International Group Ltd.(b)	15,376,000	6,108,923
Jinchuan Group International Resources Co. Ltd.(b)	34,112,000	6,073,611
Jinke Properties Group Co. Ltd., Class A	3,770,900	2,801,139
JinkoSolar Holding Co. Ltd., ADR(a)(b)	322,824	15,882,941
Jinxin Fertility Group Ltd.(b)(c)	11,526,000	18,315,254
JiuGui Liquor Co. Ltd., Class A	241,900	7,876,663
Jiumaojiu International Holdings Ltd.(c)	6,682,000	22,426,765
JNBY Design Ltd.	2,593,500	6,162,416
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	604,242	2,807,961
JOYY Inc., ADR	494,287	31,288,367
Juewei Food Co. Ltd., Class A	445,400	4,350,051
JW Cayman Therapeutics Co. Ltd.(a)(b)(c)	1,574,000	3,342,378
Kaisa Group Holdings Ltd.	23,106,000	7,691,120
Kaisa Prosperity Holdings Ltd.(b)	829,750	2,616,327
Kangji Medical Holdings Ltd.(b)	3,502,500	4,905,328
KE Holdings Inc., ADR(a)(b)	3,060,305	55,360,917
Kingboard Holdings Ltd.	5,973,700	29,372,225
Kingboard Laminates Holdings Ltd.	8,843,500	17,390,463
Kingdee International Software Group Co. Ltd.(a)	22,400,000	81,566,771
Kingfa Sci & Tech Co. Ltd., Class A	1,807,400	4,537,965
Kingsoft Cloud Holdings Ltd., ADR(a)(b)	500,606	16,114,507
Kingsoft Corp. Ltd.	8,142,600	32,663,101
Konka Group Co. Ltd., Class B	9,606,618	3,034,440
Koolearn Technology Holding Ltd.(a)(b)(c)	3,567,500	1,983,334
Kuaishou Technology(a)(b)(c)	2,255,900	24,614,677
Kuang-Chi Technologies Co. Ltd., Class A(a)	1,529,200	5,413,999
Kunlun Energy Co. Ltd.	33,754,000	35,699,588
Kweichow Moutai Co. Ltd., Class A	659,492	159,341,318
KWG Group Holdings Ltd.	10,893,000	11,468,084
KWG Living Group Holdings Ltd.	11,847,999	9,939,607
LB Group Co. Ltd., Class A	1,431,707	8,317,299
Lee & Man Paper Manufacturing Ltd.	12,503,000	10,973,295
Lee’s Pharmaceutical Holdings Ltd.(b)	3,962,000	2,054,770
Lenovo Group Ltd.	63,060,000	69,557,220
Lens Technology Co. Ltd., Class A	2,674,115	9,765,233
Lepu Medical Technology Beijing Co. Ltd., Class A	1,367,000	5,469,215
LexinFintech Holdings Ltd., ADR(a)(b)	1,012,153	7,044,585
Li Auto Inc., ADR(a)(b)	4,681,821	144,480,996
Li Ning Co. Ltd.	19,324,000	259,130,409
Lifetech Scientific Corp.(a)	32,178,000	17,391,254

Security	Shares	Value

China (continued)
Lingyi iTech Guangdong Co., Class A	4,720,333	$4,890,430
Logan Group Co. Ltd.	11,449,000	13,646,770
Longfor Group Holdings Ltd.(c)	15,659,000	67,761,438
LONGi Green Energy Technology Co. Ltd., Class A	2,853,685	39,597,830
Lonking Holdings Ltd.	20,820,000	6,526,972
Lufax Holding Ltd., ADR(a)(b)	1,693,938	14,686,442
Luxshare Precision Industry Co. Ltd., Class A	3,657,597	19,163,051
Luye Pharma Group Ltd.(a)(c)	15,771,000	8,394,253
Luzhou Laojiao Co. Ltd., Class A	775,608	20,475,786
LVGEM China Real Estate Investment Co. Ltd.(a)	11,718,000	2,727,061
Mango Excellent Media Co. Ltd., Class A	1,083,432	7,682,590
Maoyan Entertainment(a)(b)(c)	5,247,800	6,913,658
Maxscend Microelectronics Co. Ltd., Class A	177,420	10,422,124
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(a)	2,670,728	2,933,201
Meitu Inc.(a)(c)	23,172,500	5,539,835
Meituan, Class B(a)(c)	34,599,300	1,106,297,355
Metallurgical Corp. of China Ltd., Class A	14,351,400	11,157,282
MH Development Ltd.(a)(b)(d)	4,108,000	336,988
Microport Scientific Corp.(b)	5,621,100	34,866,733
Midea Group Co. Ltd., Class A	1,804,600	18,467,817
Ming Yuan Cloud Group Holdings Ltd.	3,654,000	12,696,792
Minth Group Ltd.	6,478,000	26,885,559
MMG Ltd.(a)(b)	23,983,999	11,551,690
Mobvista Inc.(a)(b)(c)	5,468,000	5,578,256
Muyuan Foods Co. Ltd., Class A	2,766,962	18,129,246
NanJi E-Commerce Co. Ltd., Class A	2,018,285	2,468,674
Nanjing Securities Co. Ltd., Class A	3,133,620	5,093,929
NARI Technology Co. Ltd., Class A	3,158,356	17,120,889
National Silicon Industry Group Co. Ltd., Class A(a)	1,179,619	5,481,329
NAURA Technology Group Co. Ltd., Class A	273,175	15,056,469
NavInfo Co. Ltd., Class A(a)	2,516,850	4,329,745
NetDragon Websoft Holdings Ltd.(b)	2,788,000	6,233,444
NetEase Inc., ADR	3,469,745	338,022,558
New China Life Insurance Co. Ltd., Class A	1,064,401	6,702,320
New China Life Insurance Co. Ltd., Class H	6,856,100	20,182,605
New Hope Liuhe Co. Ltd., Class A(a)	2,838,893	4,810,568
New Oriental Education & Technology Group Inc., ADR(a)	13,138,732	29,693,534
Newborn Town Inc.(a)	6,654,000	4,171,699
Nexteer Automotive Group Ltd.(b)	7,687,000	8,657,014
Nine Dragons Paper Holdings Ltd.	14,307,000	19,545,066
Ninestar Corp., Class A	1,105,000	6,032,904
Ningxia Baofeng Energy Group Co. Ltd., Class A	3,514,800	8,733,939
NIO Inc., ADR(a)(b)	11,706,796	460,194,151
Niu Technologies, ADR(a)(b)	326,741	8,786,065
Noah Holdings Ltd., ADR(a)(b)	291,679	11,369,647
Nongfu Spring Co. Ltd., Class H(b)(c)	3,371,200	17,840,250
Offcn Education Technology Co. Ltd., Class A(a)	1,570,100	2,562,379
Offshore Oil Engineering Co. Ltd., Class A	2,533,600	1,778,316
OFILM Group Co. Ltd., Class A	2,036,089	2,353,902
OneConnect Financial Technology Co. Ltd.(a)(b)	1,176,645	5,530,232
OneSmart International Education Group Ltd., ADR(a)(b)	865,608	460,936
Oppein Home Group Inc., Class A	360,880	8,634,159
Orient Securities Co. Ltd., Class A	5,205,268	12,064,585
Ovctek China Inc., Class A	633,965	6,575,374
PAX Global Technology Ltd.	7,995,000	9,884,537
Peijia Medical Ltd.(a)(b)(c)	2,134,000	6,268,755

S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
People’s Insurance Co. Group of China Ltd. (The), Class H	75,553,000	$23,306,242
Perfect World Co. Ltd., Class A	1,364,286	2,834,110
PetroChina Co. Ltd., Class A	11,121,800	8,502,309
PetroChina Co. Ltd., Class H	178,488,000	77,967,112
Pharmaron Beijing Co. Ltd., Class A	389,500	11,632,409
Pharmaron Beijing Co. Ltd., Class H(c)	1,187,400	26,345,073
PICC Property & Casualty Co. Ltd., Class H	57,545,040	52,027,170
Pinduoduo Inc., ADR(a)(b)	3,791,605	379,236,332
Ping An Bank Co. Ltd., Class A	10,077,436	27,772,079
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	4,037,700	29,840,813
Ping An Insurance Group Co. of China Ltd., Class A	5,986,012	46,320,342
Ping An Insurance Group Co. of China Ltd., Class H	53,905,000	417,390,585
Poly Developments and Holdings Group Co. Ltd., Class A	7,777,111	13,716,817
Poly Property Group Co. Ltd.	17,531,000	4,638,697
Poly Property Services Co. Ltd., Class H(b)	1,204,800	7,364,814
Postal Savings Bank of China Co. Ltd., Class A	12,724,500	10,122,725
Postal Savings Bank of China Co. Ltd., Class H(c)	72,505,000	52,234,327
Pou Sheng International Holdings Ltd.(a)	24,186,000	4,889,848
Power Construction Corp. of China Ltd., Class A	12,316,944	11,847,345
Powerlong Commercial Management Holdings Ltd.(b)	2,177,500	6,037,231
Powerlong Real Estate Holdings Ltd.	8,520,000	6,921,570
Q Technology Group Co. Ltd.	4,667,000	8,193,401
Redco Properties Group Ltd.(b)(c)	10,852,000	3,699,239
Redsun Properties Group Ltd.(b)	15,888,000	5,515,638
Renrui Human Resources Technology Holdings Ltd.(b)	709,800	850,205
RiseSun Real Estate Development Co. Ltd., Class A	6,430,962	4,729,301
RLX Technology Inc., ADR(a)(b)	4,290,997	22,055,725
Road King Infrastructure Ltd.	3,397,000	3,859,277
Rongsheng Petrochemical Co. Ltd., Class A	5,031,900	14,549,563
Ronshine China Holdings Ltd.(b)	6,839,500	3,694,223
SAIC Motor Corp. Ltd., Class A	4,809,600	14,400,197
Sanan Optoelectronics Co. Ltd., Class A	2,827,200	15,917,098
Sangfor Technologies Inc., Class A	274,400	11,605,385
Sany Heavy Equipment International Holdings Co. Ltd.	10,715,000	13,769,170
Sany Heavy Industry Co. Ltd., Class A	4,443,916	18,058,634
SDIC Capital Co. Ltd., Class A	5,327,540	7,699,340
SDIC Power Holdings Co. Ltd., Class A	4,580,854	6,429,538
Seazen Group Ltd.	18,796,000	16,647,341
Seazen Holdings Co. Ltd., Class A	1,468,626	7,653,643
SF Holding Co. Ltd., Class A	2,358,292	21,070,274
SG Micro Corp., Class A	180,600	8,945,163
Shaanxi Coal Industry Co. Ltd., Class A	6,507,590	13,810,350
Shandong Gold Mining Co. Ltd., Class A	2,260,501	6,313,671
Shandong Gold Mining Co. Ltd., Class H(b)(c)	4,569,500	7,383,989
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	1,494,950	8,433,458
Shandong Linglong Tyre Co. Ltd., Class A	781,300	3,619,113
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	21,704,000	35,712,442
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	595,460	6,618,184
Shanghai Baosight Software Co. Ltd., Class A	1,194,467	13,005,820

Security	Shares	Value

China (continued)
Shanghai Chlor-Alkali Chemical Co. Ltd., Class B	6,539,309	$4,221,327
Shanghai Construction Group Co. Ltd., Class A	21,074,500	9,042,513
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	1,027,700	10,076,094
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H(b)	4,318,500	27,703,717
Shanghai Fudan Microelectronics Group Co. Ltd., Class H(a)(b)	2,906,000	9,001,865
Shanghai Haixin Group Co., Class B	7,231,091	2,544,440
Shanghai Industrial Holdings Ltd.	4,930,000	7,660,936
Shanghai Industrial Urban Development Group Ltd.	28,534,200	2,346,365
Shanghai International Airport Co. Ltd., Class A(a)	671,703	4,502,157
Shanghai International Port Group Co. Ltd., Class A	12,592,500	10,904,306
Shanghai Jin Jiang Online Network Service Co. Ltd., Class B	2,951,835	2,058,297
Shanghai Jinjiang International Hotels Co. Ltd., Class A	730,178	5,182,654
Shanghai Kindly Medical Instruments Co. Ltd., Class H	357,200	1,240,876
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	10,655,513	9,573,893
Shanghai M&G Stationery Inc., Class A	659,647	7,060,606
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	7,402,000	14,684,301
Shanghai Pudong Development Bank Co. Ltd., Class A	15,149,833	21,243,934
Shanghai Putailai New Energy Technology Co. Ltd., Class A	510,960	12,111,290
Shanghai RAAS Blood Products Co. Ltd., Class A	4,904,834	5,273,958
Shanxi Meijin Energy Co. Ltd., Class A(a)	3,711,917	7,987,888
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	655,199	28,208,183
Shenergy Co. Ltd., Class A	6,296,842	6,351,524
Sheng Ye Capital Ltd.	7,327,000	9,317,197
Shengyi Technology Co. Ltd., Class A	1,664,908	6,057,639
Shennan Circuits Co. Ltd., Class A	306,571	4,341,962
Shenwan Hongyuan Group Co. Ltd., Class A	17,124,292	12,472,642
Shenzhen Goodix Technology Co. Ltd., Class A	309,452	4,997,311
Shenzhen Inovance Technology Co. Ltd., Class A	1,373,382	15,129,921
Shenzhen International Holdings Ltd.	9,737,750	12,707,255
Shenzhen Investment Ltd.	26,676,000	7,918,026
Shenzhen Kangtai Biological Products Co. Ltd., Class A(a)	385,900	7,245,450
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	649,546	33,086,505
Shenzhen Overseas Chinese Town Co. Ltd., Class A	5,782,502	6,034,115
Shenzhen Sunway Communication Co. Ltd., Class A	856,600	2,987,084
Shenzhou International Group Holdings Ltd.	7,152,800	155,044,955
Shimao Group Holdings Ltd.	10,349,500	21,385,364
Shimao Services Holdings Ltd.(c)	4,634,000	10,857,759
Shoucheng Holdings Ltd.	23,610,800	5,074,316
Shougang Fushan Resources Group Ltd.	30,572,000	9,813,221
Shui On Land Ltd.(a)	44,566,666	7,273,504
Sichuan Chuantou Energy Co. Ltd., Class A	3,895,646	6,868,935
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	1,118,920	3,154,783
Sichuan Swellfun Co. Ltd., Class A	347,000	6,268,924

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Sihuan Pharmaceutical Holdings Group Ltd.(b)	33,945,000	$10,081,130
Silergy Corp.	691,000	98,825,771
Sinofert Holdings Ltd.(b)	31,766,000	6,479,811
Sinolink Securities Co. Ltd., Class A	2,672,400	4,547,859
Sino-Ocean Group Holding Ltd.	27,887,500	5,725,359
Sinopec Engineering Group Co. Ltd., Class H	14,893,500	7,891,540
Sinopec Kantons Holdings Ltd.	12,760,000	4,718,003
Sinopharm Group Co. Ltd., Class H	11,502,400	29,601,480
Sinotruk Hong Kong Ltd.	6,095,500	12,009,744
Skshu Paint Co. Ltd., Class A	344,980	7,787,914
Skyfame Realty Holdings Ltd.	48,266,000	5,771,478
Skyworth Group Ltd.(a)	20,986,000	6,556,284
Smoore International Holdings Ltd.(b)(c)	15,310,000	82,171,667
SOHO China Ltd.(a)	19,459,000	7,988,862
Sohu.com Ltd., ADR(a)(b)	304,882	7,134,239
Songcheng Performance Development Co. Ltd., Class A	2,006,156	4,748,213
SOS Ltd.(a)(b)	1,723,560	4,670,848
Spring Airlines Co. Ltd., Class A(a)	750,296	6,181,439
SSY Group Ltd.	11,542,411	7,161,819
Sun Art Retail Group Ltd.(b)	16,480,500	9,998,355
Sunac China Holdings Ltd.	21,893,000	55,976,382
Sunac Services Holdings Ltd.(a)(c)	5,933,000	15,456,646
Sungrow Power Supply Co. Ltd., Class A	854,100	20,802,490
Suning.com Co. Ltd., Class A(a)	6,768,871	5,537,552
Sunny Optical Technology Group Co. Ltd.	6,166,800	186,617,027
Sunwoda Electronic Co. Ltd., Class A	1,469,200	8,926,694
Superb Summit International Group Ltd.(d)	1,998,771	1,126
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	1,438,600	4,274,177
TAL Education Group, ADR(a)(b)	3,518,121	18,716,404
TCL Electronics Holdings Ltd.	9,293,000	4,923,004
TCL Technology Group Corp., Class A	7,816,200	8,631,331
Tencent Holdings Ltd.	49,715,600	3,070,573,689
Tencent Music Entertainment Group, ADR(a)	5,695,218	50,345,727
Thunder Software Technology Co. Ltd., Class A	401,700	7,381,458
Tiangong International Co. Ltd.(b)	13,024,000	8,569,221
Tianjin Port Development Holdings Ltd.	46,876,000	3,847,142
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	2,040,991	17,064,554
Tianli Education International Holdings Ltd.	14,575,000	3,766,755
Tianma Microelectronics Co. Ltd., Class A	2,557,032	5,604,495
Tianneng Power International Ltd.(b)	5,958,000	7,973,908
Tianshui Huatian Technology Co. Ltd., Class A	2,766,178	5,462,010
Times Neighborhood Holdings Ltd.(b)	7,267,000	4,569,605
Tingyi Cayman Islands Holding Corp.	16,906,000	30,105,285
Toly Bread Co. Ltd., Class A	836,726	3,528,276
Tong Ren Tang Technologies Co. Ltd., Class H	6,858,000	5,114,324
Tongcheng-Elong Holdings Ltd.(a)	8,075,200	18,824,771
Tongda Group Holdings Ltd.(a)(b)	41,340,000	1,328,980
Tongdao Liepin Group(a)	2,161,800	3,830,253
Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	1,563,499	2,538,789
Tongwei Co. Ltd., Class A	2,370,259	22,428,256
Topchoice Medical Corp., Class A(a)	194,699	7,103,430
Topsports International Holdings Ltd.(c)	12,035,000	15,868,385
Towngas China Co. Ltd.	10,503,000	7,643,303
TravelSky Technology Ltd., Class H	7,933,000	14,860,418
Trip.com Group Ltd., ADR(a)(b)	4,353,882	132,749,862
Tsingtao Brewery Co. Ltd., Class A	476,300	6,369,361

Security	Shares	Value

China (continued)
Tsingtao Brewery Co. Ltd., Class H	4,496,000	$36,788,220
Unigroup Guoxin Microelectronics Co. Ltd., Class A	426,910	14,794,285
Uni-President China Holdings Ltd.	11,117,000	10,507,321
Unisplendour Corp. Ltd., Class A	2,004,461	7,377,736
Untrade SMI Holdings(d)	12,533,884	16
Up Fintech Holding Ltd., ADR(a)(b)	668,557	9,212,715
Venus MedTech Hangzhou Inc., Class H(a)(b)(c)	1,714,500	8,115,194
Vinda International Holdings Ltd.(b)	3,297,000	9,717,737
Vipshop Holdings Ltd., ADR(a)	3,865,189	57,166,145
Viva Biotech Holdings(c)	7,600,000	6,624,817
Walvax Biotechnology Co. Ltd., Class A	931,489	11,205,091
Wanhua Chemical Group Co. Ltd., Class A	1,684,386	27,803,174
Want Want China Holdings Ltd.	42,985,000	29,210,826
Weibo Corp., ADR(a)(b)	524,571	26,501,327
Weichai Power Co. Ltd., Class A	3,905,400	12,145,947
Weichai Power Co. Ltd., Class H	16,701,000	42,142,446
Weimob Inc.(a)(b)(c)	14,430,000	21,152,599
Wens Foodstuffs Group Co. Ltd., Class A	3,877,241	7,799,539
West China Cement Ltd.	28,044,000	4,472,289
Western Securities Co. Ltd., Class A	5,074,955	6,405,825
Wharf Holdings Ltd. (The)	12,123,000	40,915,953
Will Semiconductor Co. Ltd. Shanghai, Class A	464,503	17,432,901
Wingtech Technology Co. Ltd., Class A	758,700	14,029,295
Winning Health Technology Group Co. Ltd., Class A	1,841,855	4,052,295
Wisdom Education International Holdings Co. Ltd.(b)	7,518,000	1,509,690
Wuhan Guide Infrared Co. Ltd., Class A	1,949,357	8,265,680
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	1,376,437	3,635,067
Wuliangye Yibin Co. Ltd., Class A	2,032,048	63,637,879
WUS Printed Circuit Kunshan Co. Ltd., Class A	1,906,226	3,303,438
WuXi AppTec Co. Ltd., Class A	1,407,819	29,008,303
WuXi AppTec Co. Ltd., Class H(c)	2,876,907	57,374,280
Wuxi Biologics Cayman Inc., New(a)(c)	30,778,000	476,503,540
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	880,387	10,160,166
XCMG Construction Machinery Co. Ltd., Class A	6,736,678	6,795,614
XD Inc.(a)(b)	1,711,000	9,082,380
Xiabuxiabu Catering Management China Holdings Co. Ltd.(b)(c)	4,817,000	4,256,311
Xiaomi Corp., Class B(a)(c)	124,007,600	399,727,575
Xingda International Holdings Ltd.	15,203,000	3,433,799
Xinjiang Goldwind Science & Technology Co. Ltd., Class H(b)	7,332,634	14,057,325
Xinyi Solar Holdings Ltd.(b)	41,900,800	101,407,748
XPeng Inc., ADR(a)(b)	3,336,102	141,784,335
Xtep International Holdings Ltd.(b)	11,522,500	19,648,973
Yadea Group Holdings Ltd.(c)	9,982,000	17,761,245
Yango Group Co. Ltd., Class A	3,443,700	2,368,903
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	705,168	4,014,218
Yanzhou Coal Mining Co. Ltd., Class H	15,180,000	26,460,681
Yealink Network Technology Corp. Ltd., Class A	674,293	8,991,922
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H(b)(c)	3,303,400	2,289,900
Yifeng Pharmacy Chain Co. Ltd., Class A	555,714	4,462,538
Yihai International Holding Ltd.(b)	4,123,000	22,305,594
Yihai Kerry Arawana Holdings Co. Ltd., Class A	740,800	7,761,546
Yonghui Superstores Co. Ltd., Class A	6,708,134	3,961,223

S C H E D U L E O F I N V E S T M E N T S	21

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Yonyou Network Technology Co. Ltd., Class A	2,152,982	$11,187,665
Youyuan International Holdings Ltd.(d)	5,307,000	97,577
Yuexiu REIT	20,513,000	10,731,455
Yuexiu Transport Infrastructure Ltd.	13,588,000	8,019,199
Yum China Holdings Inc.	3,580,409	220,409,978
Yunda Holding Co. Ltd., Class A	2,003,637	4,783,080
Yunnan Baiyao Group Co. Ltd., Class A	656,052	9,015,444
Yunnan Energy New Material Co. Ltd., Class A	555,932	24,330,126
Yutong Bus Co. Ltd., Class A	2,017,690	3,847,861
Yuzhou Group Holdings Co. Ltd.(b)	21,449,575	4,136,878
Zai Lab Ltd., ADR(a)(b)	661,967	95,654,231
Zepp Health Corp., ADR(a)(b)	327,585	3,564,125
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	317,569	17,084,690
Zhaojin Mining Industry Co. Ltd., Class H	10,683,000	8,725,849
Zhejiang Century Huatong Group Co. Ltd., Class A(a)	6,310,995	6,110,563
Zhejiang Chint Electrics Co. Ltd., Class A	1,780,873	17,352,092
Zhejiang Dahua Technology Co. Ltd., Class A	2,313,429	8,246,437
Zhejiang Dingli Machinery Co. Ltd., Class A	401,500	4,370,515
Zhejiang Expressway Co. Ltd., Class H	13,060,000	11,452,237
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	1,189,062	2,949,942
Zhejiang Huayou Cobalt Co. Ltd., Class A	751,532	16,345,560
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	516,194	6,212,036
Zhejiang Longsheng Group Co. Ltd., Class A	2,713,774	5,687,842
Zhejiang NHU Co. Ltd., Class A	1,754,049	7,822,280
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	2,465,116	9,645,034
Zhejiang Supor Co. Ltd., Class A	549,140	4,153,654
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	357,398	2,837,928
Zhenro Properties Group Ltd.	15,372,000	8,973,234
Zheshang Securities Co. Ltd., Class A(a)	2,560,000	4,918,555
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	4,092,800	19,956,317
Zhongji Innolight Co. Ltd., Class A	676,574	3,711,463
Zhongjin Gold Corp. Ltd., Class A	4,179,146	5,670,070
Zhongsheng Group Holdings Ltd.	4,962,500	41,491,447
Zhou Hei Ya International Holdings Co. Ltd.(c)	8,051,500	8,287,073
Zhuguang Holdings Group Co. Ltd.	20,612,000	4,558,028
Zhuzhou CRRC Times Electric Co. Ltd., Class H(a)	4,726,500	28,406,922
Zijin Mining Group Co. Ltd., Class A	10,156,600	17,507,380
Zijin Mining Group Co. Ltd., Class H	49,762,000	70,412,067
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	3,554,100	4,342,654
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	12,305,400	11,725,665
ZTE Corp., Class A	1,826,339	9,403,726
ZTE Corp., Class H	6,545,640	23,055,258
ZTO Express Cayman Inc., ADR	3,777,090	106,551,709

		25,130,423,107

Colombia — 0.1%
Bancolombia SA	2,006,372	16,539,002
Cementos Argos SA	4,668,470	7,307,741
Corp. Financiera Colombiana SA(a)	967,143	7,328,338
Ecopetrol SA	41,191,378	28,884,181
Grupo Argos SA	2,907,200	8,438,181
Grupo de Inversiones Suramericana SA	2,020,131	10,290,520

Security	Shares	Value

Colombia (continued)
Interconexion Electrica SA ESP	3,952,929	$23,806,823

		102,594,786

Cyprus — 0.2%
Globaltrans Investment PLC, GDR(f)	1,501,210	12,705,284
Ozon Holdings PLC, ADR(a)	365,772	19,199,340
Phoenix Vega Mezz PLC(a)	2,344,978	99,678
TCS Group Holding PLC, GDR(f)	1,049,791	93,172,366

		125,176,668

Czech Republic — 0.1%
CEZ AS	1,362,311	42,942,738
Komercni Banka AS(a)	679,771	26,137,794
Moneta Money Bank AS(a)(c)	4,057,879	16,475,899

		85,556,431

Egypt — 0.1%
Commercial International Bank Egypt SAE(a)	14,994,578	44,677,457
Eastern Co. SAE	8,876,336	6,656,634
Egyptian Financial Group-Hermes Holding Co.(a)	7,461,846	5,928,136
EISewedy Electric Co.	7,321,416	4,052,265
Fawry for Banking & Payment Technology Services SAE(a)	3,518,789	3,651,024
Heliopolis Housing	5,713,369	2,100,715
Juhayna Food Industries(a)	3,476,275	1,224,446
Palm Hills Developments SAE	17,467,791	2,172,497
Six of October Development & Investment	2,778,797	3,155,070
Talaat Moustafa Group	7,956,441	3,665,537
Telecom Egypt Co.	4,044,325	3,798,714

		81,082,495

Greece — 0.3%
Alpha Services and Holdings SA(a)	19,045,063	26,402,333
Athens Water Supply & Sewage Co. SA	418,034	4,126,251
Eurobank Ergasias Services and Holdings SA, Class A(a)	22,968,641	21,888,578
FF Group(a)(d)	343,633	4,057
GEK Terna Holding Real Estate Construction SA(a)	618,752	7,115,749
Hellenic Telecommunications Organization SA	2,038,077	40,119,501
Holding Co. ADMIE IPTO SA	1,565,026	4,914,040
JUMBO SA	931,280	14,627,392
Motor Oil Hellas Corinth Refineries SA(a)	622,357	10,284,224
Mytilineos SA	812,244	15,248,663
National Bank of Greece SA(a)	5,107,587	15,441,031
OPAP SA	1,814,883	28,468,586
Piraeus Financial Holdings SA(a)(b)	4,341,471	7,324,818
Piraeus Port Authority SA	95,041	2,272,449
Public Power Corp. SA(a)(b)	1,091,545	12,929,646
Sarantis SA	250,656	2,663,660
Terna Energy SA	493,504	7,057,477
Titan Cement International SA	371,522	6,974,252

		227,862,707

Hong Kong — 0.2%
China Youzan Ltd.(a)	123,300,000	17,261,223
Huabao International Holdings Ltd.(b)	8,399,000	20,087,168
Hutchmed China Ltd., ADR(a)(b)	735,982	29,704,234
Perennial Energy Holdings Ltd.(b)	10,780,000	2,366,625
Sino Biopharmaceutical Ltd.	89,646,000	74,977,803
Yuexiu Property Co. Ltd.	9,742,576	9,132,592

		153,529,645

Hungary — 0.2%
Magyar Telekom Telecommunications PLC	4,902,630	7,147,972

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hungary (continued)
MOL Hungarian Oil & Gas PLC	3,542,476	$29,044,818
Opus Global Nyrt(a)(b)	2,034,983	1,662,472
OTP Bank Nyrt(a)	1,942,954	117,338,405
Richter Gedeon Nyrt	1,219,187	36,541,008

		191,734,675

India — 12.5%
3M India Ltd.(a)	27,851	9,294,136
Aarti Industries Ltd.	1,581,981	20,285,150
Aavas Financiers Ltd.(a)	288,474	9,509,630
ACC Ltd.	676,250	22,313,989
Adani Enterprises Ltd.	2,378,556	51,664,375
Adani Green Energy Ltd.(a)	3,439,593	50,227,438
Adani Ports & Special Economic Zone Ltd.	4,563,379	46,613,319
Adani Power Ltd.(a)	8,022,030	10,781,129
Adani Total Gas Ltd.	2,420,776	48,161,862
Adani Transmission Ltd.(a)	2,142,114	46,267,281
Aditya Birla Capital Ltd.(a)	6,029,665	8,875,167
Aditya Birla Fashion and Retail Ltd.(a)	3,035,756	8,633,340
Aegis Logistics Ltd.	1,341,504	4,881,387
Affle India Ltd.(a)	115,406	7,496,117
AIA Engineering Ltd.	390,581	10,804,606
Ajanta Pharma Ltd.	281,389	8,578,663
Alembic Pharmaceuticals Ltd.	538,068	5,529,315
Alkyl Amines Chemicals	133,001	7,785,500
Amara Raja Batteries Ltd.	1,037,028	9,917,461
Amber Enterprises India Ltd.(a)	274,647	10,869,952
Ambuja Cements Ltd.	6,243,269	35,933,222
APL Apollo Tubes Ltd.(a)	334,296	7,593,814
Apollo Hospitals Enterprise Ltd.	860,253	58,467,350
Apollo Tyres Ltd.	3,417,587	9,942,152
Ashok Leyland Ltd.	12,633,147	21,177,074
Asian Paints Ltd.	3,369,929	147,624,648
Astral Ltd.	809,270	22,571,985
AstraZeneca Pharma India Ltd.	67,148	2,857,644
Atul Ltd.	122,842	15,345,549
AU Small Finance Bank Ltd.(a)(c)	746,844	11,537,146
Aurobindo Pharma Ltd.	2,584,595	25,710,556
Avanti Feeds Ltd.	643,090	4,946,387
Avenue Supermarts Ltd.(a)(c)	1,444,559	78,162,467
Axis Bank Ltd.(a)	19,578,151	210,167,428
Bajaj Auto Ltd.	628,922	32,059,268
Bajaj Consumer Care Ltd.	1,103,215	3,707,950
Bajaj Electricals Ltd.(a)	428,671	7,117,902
Bajaj Finance Ltd.	2,346,026	241,003,622
Bajaj Finserv Ltd.	341,907	80,081,013
Balkrishna Industries Ltd.	800,578	25,121,739
Balrampur Chini Mills Ltd.	1,307,558	6,596,097
Bandhan Bank Ltd.(c)	5,824,962	22,688,200
BASF India Ltd.	119,030	5,835,883
Bata India Ltd.	592,952	14,374,484
Bayer CropScience Ltd./India	119,933	9,101,076
Berger Paints India Ltd.	2,129,353	23,914,619
Bharat Electronics Ltd.	10,478,046	26,731,590
Bharat Forge Ltd.	2,026,867	21,244,526
Bharat Heavy Electricals Ltd.(a)	8,981,427	6,446,935
Bharat Petroleum Corp. Ltd.	7,557,826	48,697,033
Bharti Airtel Ltd.	21,273,544	193,038,316
Biocon Ltd.(a)	3,663,258	17,982,488
Birlasoft Ltd.	1,417,551	8,083,734
Blue Dart Express Ltd.	69,682	5,586,102

Security	Shares	Value

India (continued)
Blue Star Ltd.	508,027	$5,382,775
Britannia Industries Ltd.	963,530	52,659,723
Canara Bank(a)	3,582,534	7,781,552
Carborundum Universal Ltd.	206,756	2,350,404
Ceat Ltd.	244,334	4,271,225
CESC Ltd.	581,799	6,401,895
CG Power and Industrial Solutions Ltd.(a)	4,137,379	4,849,180
Chambal Fertilizers and Chemicals Ltd.	1,761,786	7,735,461
Cholamandalam Financial Holdings Ltd.	900,613	8,435,343
Cholamandalam Investment and Finance Co. Ltd.	3,679,742	27,873,898
Cipla Ltd.	4,063,169	52,698,188
City Union Bank Ltd.	3,755,650	7,799,052
Coal India Ltd.	12,930,125	25,793,546
Coforge Ltd.	213,160	15,188,552
Colgate-Palmolive India Ltd.	1,094,492	25,354,748
Computer Age Management Services Ltd.	54,430	2,845,539
Container Corp. of India Ltd.	2,361,933	21,928,974
Coromandel International Ltd.	826,952	8,972,379
CreditAccess Grameen Ltd.(a)	412,095	3,953,810
CRISIL Ltd.	193,515	7,235,192
Crompton Greaves Consumer Electricals Ltd.	4,289,439	27,763,028
Cummins India Ltd.	1,142,755	15,622,891
Cyient Ltd.	975,830	13,053,257
Dabur India Ltd.	5,108,923	43,454,438
Dalmia Bharat Ltd.(a)	689,477	20,725,167
DCB Bank Ltd.(a)	1,806,502	2,274,909
Deepak Nitrite Ltd.	643,152	20,078,935
Dhani Services Ltd.(a)	2,475,862	6,746,843
Dilip Buildcon Ltd.(c)	381,650	2,654,342
Divi’s Laboratories Ltd.	1,172,485	83,013,971
Dixon Technologies India Ltd.(a)	279,732	15,905,749
DLF Ltd.	5,457,241	23,896,352
Dr Lal PathLabs Ltd.(c)	265,812	14,717,570
Dr. Reddy’s Laboratories Ltd.	1,000,719	64,449,281
Edelweiss Financial Services Ltd.	4,668,307	5,185,733
Eicher Motors Ltd.	1,221,635	44,726,419
EIH Ltd.(a)	1,618,691	2,264,856
Emami Ltd.	1,793,113	14,640,877
Endurance Technologies Ltd.(c)	323,637	7,359,169
Engineers India Ltd.	3,259,403	3,257,276
Escorts Ltd.	702,223	12,918,782
Exide Industries Ltd.	4,557,094	10,043,306
Federal Bank Ltd.	13,585,504	15,070,191
Finolex Cables Ltd.	819,347	5,219,388
Fortis Healthcare Ltd.(a)	4,514,421	17,911,217
GAIL India Ltd.	14,124,360	28,182,860
Gillette India Ltd.	64,428	5,134,541
Glenmark Pharmaceuticals Ltd.	1,376,799	9,987,358
GMM Pfaudler Ltd.	72,799	4,213,386
GMR Infrastructure Ltd.(a)	22,357,543	8,875,061
Godrej Consumer Products Ltd.(a)	3,512,680	52,829,318
Godrej Industries Ltd.(a)	885,372	6,761,424
Godrej Properties Ltd.(a)	982,909	20,017,103
Granules India Ltd.	1,525,724	6,911,583
Graphite India Ltd.	686,710	5,999,883
Grasim Industries Ltd.	2,598,605	53,273,904
Great Eastern Shipping Co. Ltd. (The)	927,289	4,563,363
Gujarat Fluorochemicals Ltd.(a)	278,944	6,718,180
Gujarat Gas Ltd.	1,586,631	15,677,670
Gujarat Pipavav Port Ltd.	3,092,888	4,302,789

S C H E D U L E O F I N V E S T M E N T S	23

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Gujarat State Petronet Ltd.	2,454,738	$11,768,645
Happiest Minds Technologies Ltd.	584,926	11,416,264
Havells India Ltd.	2,281,694	39,579,276
HCL Technologies Ltd.	9,457,459	152,901,689
HDFC Asset Management Co. Ltd.(c)	473,703	19,904,090
HDFC Life Insurance Co. Ltd.(c)	6,935,188	68,075,345
Hero MotoCorp Ltd.	1,084,819	40,656,877
Hindalco Industries Ltd.	13,991,907	89,489,008
Hindustan Petroleum Corp. Ltd.	5,813,767	21,192,437
Hindustan Unilever Ltd.	7,146,394	266,157,005
Housing Development Finance Corp. Ltd.	14,756,737	563,647,526
ICICI Bank Ltd.	44,271,170	433,572,707
ICICI Lombard General Insurance Co. Ltd.(c)	1,979,620	43,176,783
ICICI Prudential Life Insurance Co. Ltd.(c)	3,158,349	28,477,512
ICICI Securities Ltd.(c)	825,065	8,140,072
IDFC First Bank Ltd.(a)	21,757,621	12,768,210
IDFC Ltd.(a)	11,505,854	7,908,352
IIFL Wealth Management Ltd.	341,759	7,580,389
India Cements Ltd. (The)	1,733,564	3,877,066
Indiabulls Housing Finance Ltd.	2,552,339	7,813,387
IndiaMART Intermesh Ltd.(c)	112,501	12,065,830
Indian Energy Exchange Ltd.(c)	1,548,862	10,689,605
Indian Hotels Co. Ltd. (The)	6,575,274	12,613,940
Indian Oil Corp. Ltd.	16,307,347	24,712,091
Indian Railway Catering & Tourism Corp. Ltd.	417,080	15,698,508
Indraprastha Gas Ltd.	2,672,336	19,943,502
Indus Towers Ltd.	5,383,602	15,847,091
Info Edge India Ltd.	677,542	57,223,482
Infosys Ltd.	29,352,353	685,066,513
Inox Leisure Ltd.(a)	583,049	2,469,718
Intellect Design Arena Ltd.(a)	738,361	6,572,515
InterGlobe Aviation Ltd.(a)(c)	868,437	22,638,782
Ipca Laboratories Ltd.	618,639	21,802,603
IRB Infrastructure Developers Ltd.	1,389,238	3,133,431
ITC Ltd.	25,975,883	75,052,573
Jindal Steel & Power Ltd.(a)	3,931,780	20,228,618
JK Cement Ltd.	286,942	12,849,524
JM Financial Ltd.	3,846,133	4,855,263
JSW Energy Ltd.	2,994,294	10,834,059
JSW Steel Ltd.	7,533,292	70,748,560
Jubilant Foodworks Ltd.	736,394	40,207,893
Jubilant Pharmova Ltd.	848,285	7,694,858
Just Dial Ltd.(a)	421,460	5,481,666
Jyothy Labs Ltd.	1,571,312	3,476,977
Kajaria Ceramics Ltd.	798,378	12,841,615
Karur Vysya Bank Ltd. (The)	4,127,677	2,478,884
Kaveri Seed Co. Ltd.	324,458	2,565,314
KEC International Ltd.	1,059,207	6,173,436
KEI Industries Ltd.	604,221	6,297,471
Kotak Mahindra Bank Ltd.	4,844,616	116,093,752
L&T Finance Holdings Ltd.(a)	9,192,957	10,460,836
L&T Technology Services Ltd.(c)	265,343	14,218,433
Lakshmi Machine Works Ltd.	49,145	5,366,958
Larsen & Toubro Infotech Ltd.(c)	468,675	34,053,658
Larsen & Toubro Ltd.	6,007,658	137,254,108
Laurus Labs Ltd.(c)	2,894,590	26,387,072
LIC Housing Finance Ltd.	2,653,426	14,578,784
Lupin Ltd.	1,999,304	26,185,889
Mahanagar Gas Ltd.	624,428	9,795,458
Mahindra & Mahindra Financial Services Ltd.	5,502,597	12,046,967

Security	Shares	Value

India (continued)
Mahindra & Mahindra Ltd.	7,356,145	$79,709,232
Mahindra CIE Automotive Ltd.(a)	1,054,477	3,473,672
Manappuram Finance Ltd.	4,960,200	10,868,405
Marico Ltd.	4,704,383	35,062,683
Maruti Suzuki India Ltd.	1,197,100	111,999,861
Max Financial Services Ltd.(a)	1,835,382	27,318,847
Max Healthcare Institute Ltd.(a)	1,742,986	9,180,978
Metropolis Healthcare Ltd.(c)	253,665	9,805,203
Minda Industries Ltd.	688,153	6,709,610
Mindspace Business Parks REIT(c)	1,393,912	5,549,143
Mindtree Ltd.	524,173	26,003,060
Motherson Sumi Systems Ltd.(a)	11,185,298	33,389,619
Motilal Oswal Financial Services Ltd.	371,763	4,140,216
Mphasis Ltd.	772,785	30,639,908
MRF Ltd.	16,874	18,400,048
Multi Commodity Exchange of India Ltd.	215,682	4,476,825
Muthoot Finance Ltd.	1,083,826	22,436,972
Natco Pharma Ltd.	852,517	11,029,182
National Aluminium Co. Ltd.	10,701,219	13,253,602
Navin Fluorine International Ltd.	298,389	16,434,046
Nestle India Ltd.	299,144	79,661,328
Nippon Life India Asset Management Ltd.(c)	1,328,105	7,702,268
NTPC Ltd.	39,993,882	63,370,133
Oberoi Realty Ltd.(a)	1,030,517	9,931,400
Oil & Natural Gas Corp. Ltd.	22,217,168	36,570,425
Oil India Ltd.	2,261,171	5,622,882
Oracle Financial Services Software Ltd.	136,128	8,751,932
Page Industries Ltd.	48,812	21,022,987
Persistent Systems Ltd.	427,889	19,423,931
Petronet LNG Ltd.	6,626,771	20,636,071
Phoenix Mills Ltd. (The)(a)	673,593	7,948,574
PI Industries Ltd.	751,812	34,921,194
Pidilite Industries Ltd.	1,381,873	43,115,877
Piramal Enterprises Ltd.	875,861	31,200,669
PNB Housing Finance Ltd.(a)(c)	649,487	5,832,278
Polycab India Ltd.	407,382	11,522,983
Power Grid Corp. of India Ltd.	26,987,030	64,720,568
Prestige Estates Projects Ltd.(a)	1,414,557	6,821,599
Procter & Gamble Health Ltd.	63,994	4,765,125
PVR Ltd.(a)	472,168	8,550,101
Quess Corp. Ltd.(c)	778,163	9,009,751
Radico Khaitan Ltd.	797,631	9,527,914
Rajesh Exports Ltd.	623,607	5,001,446
Rallis India Ltd.	1,020,116	3,933,669
Ramco Cements Ltd. (The)	1,064,627	14,689,413
RBL Bank Ltd.(a)(c)	3,815,449	8,616,398
REC Ltd.	7,908,264	16,404,991
Redington India Ltd.	5,257,755	11,085,039
Relaxo Footwears Ltd.	522,753	8,522,506
Reliance Industries Ltd.	24,584,581	758,562,730
Route Mobile Ltd.	243,598	6,581,456
Sanofi India Ltd.	88,796	10,953,980
SBI Cards & Payment Services Ltd.(a)	2,022,300	31,551,158
SBI Life Insurance Co. Ltd.(c)	3,900,575	63,537,406
Schaeffler India Ltd.	74,340	7,384,618
Shree Cement Ltd.	97,252	37,602,604
Shriram Transport Finance Co. Ltd.	1,704,011	31,467,904
Siemens Ltd.	650,280	20,207,080
SRF Ltd.	257,396	35,699,117
State Bank of India	15,563,895	90,506,542

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Sterlite Technologies Ltd.	1,679,739	$5,944,505
Strides Pharma Science Ltd.	563,736	4,725,423
Sun Pharma Advanced Research Co. Ltd.(a)	1,011,296	4,153,802
Sun Pharmaceutical Industries Ltd.	7,350,696	79,834,540
Sun TV Network Ltd.	723,961	4,775,930
Sundaram Finance Ltd.	544,097	19,379,855
Sundram Fasteners Ltd.	804,486	8,754,037
Sunteck Realty Ltd.	540,537	2,697,085
Supreme Industries Ltd.	567,990	16,991,288
Suven Pharmaceuticals Ltd.	1,162,525	8,520,398
Symphony Ltd.	172,031	2,228,221
Syngene International Ltd.(a)(c)	1,193,595	10,463,434
Tanla Platforms Ltd.	430,099	5,232,744
Tata Chemicals Ltd.	1,440,560	16,626,890
Tata Communications Ltd.	888,802	17,242,278
Tata Consultancy Services Ltd.	7,955,370	411,821,258
Tata Consumer Products Ltd.	5,471,843	64,746,474
Tata Elxsi Ltd.	315,704	20,619,788
Tata Motors Ltd.(a)	14,433,788	56,842,334
Tata Power Co. Ltd. (The)	12,892,216	22,729,237
Tata Steel Ltd.	6,031,968	119,400,957
TeamLease Services Ltd.(a)	107,264	6,037,461
Tech Mahindra Ltd.	5,533,025	109,475,742
Thermax Ltd.	405,370	7,803,040
Titan Co. Ltd.	3,159,009	82,988,150
Torrent Pharmaceuticals Ltd.	452,224	19,221,426
Torrent Power Ltd.	1,656,914	10,912,194
Trent Ltd.	1,633,386	22,486,563
TTK Prestige Ltd.	58,964	7,122,469
Tube Investments of India Ltd.	848,679	15,836,865
TV18 Broadcast Ltd.(a)	5,789,022	2,774,360
UltraTech Cement Ltd.	941,718	100,884,673
United Spirits Ltd.(a)	2,699,118	26,377,105
UPL Ltd.	4,489,575	45,448,438
Varun Beverages Ltd.	1,363,331	15,806,279
Vedanta Ltd.	10,530,347	43,505,619
V-Guard Industries Ltd.	1,814,794	6,044,197
Vinati Organics Ltd.	275,067	6,767,003
VIP Industries Ltd.(a)	491,756	3,132,682
V-Mart Retail Ltd.(a)	116,128	5,708,312
Vodafone Idea Ltd.(a)	82,728,520	6,895,762
Voltas Ltd.	1,950,934	26,568,449
Welspun India Ltd.	3,473,325	6,025,066
Westlife Development Ltd.(a)	466,190	3,508,918
Wipro Ltd.	11,885,095	104,222,675
Yes Bank Ltd., (Acquired 03/16/20, Cost: $35,983,750)(g)	12,578,231	1,569,189
Yes Bank Ltd.(a)	80,286,456	11,868,165
Zee Entertainment Enterprises Ltd.	7,605,407	17,846,312

		10,086,049,250

Indonesia — 1.2%
Ace Hardware Indonesia Tbk PT	84,086,300	8,176,942
Adaro Energy Tbk PT	129,749,500	11,453,328
AKR Corporindo Tbk PT	20,527,700	5,590,594
Aneka Tambang Tbk	76,868,643	12,871,408
Astra Agro Lestari Tbk PT	6,025,900	3,566,512
Astra International Tbk PT	175,109,900	64,106,876
Bank BTPN Syariah Tbk PT	22,839,800	4,479,462
Bank Central Asia Tbk PT	95,314,900	218,787,148
Bank Mandiri Persero Tbk PT	161,697,400	69,124,113

Security	Shares	Value

Indonesia (continued)
Bank Negara Indonesia Persero Tbk PT	65,286,200	$24,669,310
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	31,208,600	2,699,859
Bank Rakyat Indonesia Persero Tbk PT	477,685,600	131,365,898
Bank Tabungan Negara Persero Tbk PT(a)	46,997,176	4,620,121
Barito Pacific Tbk PT	247,543,700	18,467,008
Bintang Oto Global Tbk PT(a)	30,814,900	2,980,721
Bukit Asam Tbk PT	36,188,500	5,351,664
Bumi Serpong Damai Tbk PT(a)	85,957,900	5,782,990
Charoen Pokphand Indonesia Tbk PT	66,483,400	29,799,838
Ciputra Development Tbk PT	108,539,727	6,650,049
Gudang Garam Tbk PT	3,935,000	9,111,996
Hanson International Tbk PT(a)(d)	783,666,700	1
Indah Kiat Pulp & Paper Tbk PT	24,802,900	13,726,115
Indocement Tunggal Prakarsa Tbk PT	13,632,300	10,741,533
Indofood CBP Sukses Makmur Tbk PT	19,917,200	11,769,405
Indofood Sukses Makmur Tbk PT	38,384,700	16,604,849
Inti Agri Resources Tbk PT(a)(d)	291,349,000	0	(e)
Japfa Comfeed Indonesia Tbk PT	46,353,400	5,867,923
Jasa Marga Persero Tbk PT(a)	21,948,580	6,087,291
Kalbe Farma Tbk PT	178,982,500	16,869,549
Medco Energi Internasional Tbk PT(a)	89,947,380	2,992,766
Media Nusantara Citra Tbk PT(a)	59,603,500	3,655,230
Merdeka Copper Gold Tbk PT(a)	92,608,800	18,300,039
Mitra Adiperkasa Tbk PT(a)	95,815,100	4,969,148
Pabrik Kertas Tjiwi Kimia Tbk PT	12,150,800	6,428,722
Pakuwon Jati Tbk PT(a)	183,246,300	5,874,047
Panin Financial Tbk PT(a)	196,944,900	2,578,998
Perusahaan Gas Negara Tbk PT(a)	103,425,900	7,495,000
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	37,541,800	2,881,456
Pool Advista Indonesia Tbk PT(a)(d)	12,679,400	0	(e)
PP Persero Tbk PT(a)	35,270,450	2,233,935
Sarana Menara Nusantara Tbk PT	203,639,000	19,128,659
Semen Indonesia Persero Tbk PT	26,689,300	17,284,472
Smartfren Telecom Tbk PT(a)	833,521,200	7,826,111
Sugih Energy Tbk PT(a)(d)	27,492,211	19
Summarecon Agung Tbk PT(a)	120,298,841	6,694,530
Surya Citra Media Tbk PT(a)	56,590,100	8,047,985
Telkom Indonesia Persero Tbk PT	419,369,100	100,078,871
Tower Bersama Infrastructure Tbk PT	76,015,500	16,670,377
Trada Alam Minera Tbk PT(a)(d)	280,960,700	0	(e)
Unilever Indonesia Tbk PT	61,951,300	17,590,267
United Tractors Tbk PT	14,606,400	20,531,667
Waskita Beton Precast Tbk PT(a)	113,377,100	1,064,766
Waskita Karya Persero Tbk PT(a)	49,906,200	2,918,955
Wijaya Karya Persero Tbk PT(a)	39,623,023	2,606,814
XL Axiata Tbk PT	35,024,000	6,549,093

		1,005,724,430

Kuwait — 0.6%
Agility Public Warehousing Co. KSC	11,284,133	37,488,689
Boubyan Bank KSCP(a)	11,711,566	30,496,030
Boubyan Petrochemicals Co. KSCP	3,814,081	11,073,138
Gulf Bank KSCP	13,255,732	10,579,899
Humansoft Holding Co. KSC	890,002	10,081,044
Kuwait Finance House KSCP	41,567,138	114,181,762
Kuwait International Bank KSCP(a)	7,588,437	5,705,107
Mabanee Co. KPSC	5,078,635	13,038,597
Mobile Telecommunications Co. KSCP	19,804,603	40,207,296
National Bank of Kuwait SAKP	59,284,221	184,472,110

S C H E D U L E O F I N V E S T M E N T S	25

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Kuwait (continued)
National Industries Group Holding SAK(a)	12,862,555	$9,802,448
Qurain Petrochemical Industries Co.	5,730,540	7,298,958
Shamal Az-Zour Al-Oula for the First Phase of Az-Zour Power Plant KSC	5,710,516	4,424,843
Warba Bank KSCP(a)	9,373,688	8,323,162

		487,173,083

Malaysia — 1.5%
AEON Credit Service M Bhd(b)	2,303,000	6,682,994
Alliance Bank Malaysia Bhd	10,403,300	6,408,866
AMMB Holdings Bhd	14,117,100	10,289,827
Axiata Group Bhd	23,668,600	23,581,868
Berjaya Sports Toto Bhd	7,596,522	3,618,262
Bermaz Auto Bhd	9,404,400	3,687,556
British American Tobacco Malaysia Bhd	1,418,200	4,796,702
Bursa Malaysia Bhd	5,566,900	10,070,505
Carlsberg Brewery Malaysia Bhd(b)	1,565,300	8,434,621
CIMB Group Holdings Bhd	55,983,400	66,137,728
D&O Green Technologies Bhd	4,976,300	6,252,878
Dialog Group Bhd	34,139,996	21,842,436
DiGi.Com Bhd(b)	27,144,200	28,687,802
DRB-Hicom Bhd	9,420,000	3,784,316
Fraser & Neave Holdings Bhd	1,310,800	8,800,785
Frontken Corp. Bhd(b)	11,778,500	9,651,337
Gamuda Bhd(a)	15,702,400	11,375,201
Genting Bhd	18,038,400	21,913,380
Genting Malaysia Bhd	26,295,100	18,794,190
Genting Plantations Bhd	4,547,100	8,433,520
Globetronics Technology Bhd	6,569,300	3,294,080
Greatech Technology Bhd(a)(b)	3,782,900	6,301,146
HAP Seng Consolidated Bhd	5,750,900	11,756,518
Hartalega Holdings Bhd(b)	15,013,900	26,654,458
Hong Leong Bank Bhd	5,879,600	27,127,911
Hong Leong Financial Group Bhd	2,358,800	10,345,423
IGB REIT	14,169,100	5,794,436
IHH Healthcare Bhd	17,940,700	27,601,631
IJM Corp. Bhd	24,752,900	11,197,564
Inari Amertron Bhd	23,929,900	19,868,287
IOI Corp. Bhd	20,658,900	20,475,022
Kossan Rubber Industries(b)	11,717,900	8,738,391
KPJ Healthcare Bhd	33,472,400	8,052,057
Kuala Lumpur Kepong Bhd	3,771,900	19,381,233
Lotte Chemical Titan Holding Bhd(c)	4,562,100	2,810,800
Magnum Bhd	10,312,986	5,036,171
Mah Sing Group Bhd(b)	12,705,023	2,521,444
Malayan Banking Bhd	32,883,400	66,430,875
Malaysia Airports Holdings Bhd(a)	9,502,300	15,155,220
Malaysia Building Society Bhd	29,512,600	4,542,264
Malaysian Pacific Industries Bhd	970,500	10,327,759
Malaysian Resources Corp. Bhd	29,101,500	2,770,474
Maxis Bhd	20,376,100	22,988,672
Mega First Corp Bhd	6,796,200	5,810,843
MISC Bhd	11,208,100	19,446,760
My EG Services Bhd	26,318,800	11,794,108
Nestle Malaysia Bhd	554,200	17,961,180
Padini Holdings Bhd	3,617,300	2,721,266
Pavilion REIT	13,613,600	4,552,058
Pentamaster Corp. Bhd	6,990,100	8,927,486
Petronas Chemicals Group Bhd	21,332,700	42,577,324
Petronas Dagangan Bhd	2,524,600	12,148,707
Petronas Gas Bhd	6,813,400	27,535,511

Security	Shares	Value

Malaysia (continued)
PPB Group Bhd	5,874,120	$26,170,003
Press Metal Aluminium Holdings Bhd	27,110,600	35,217,041
Public Bank Bhd	125,439,500	126,133,536
QL Resources Bhd	10,598,843	14,175,984
RHB Bank Bhd	13,691,266	18,424,979
Scientex Bhd	8,290,500	8,934,674
Serba Dinamik Holdings Bhd	19,913,520	2,011,127
Sime Darby Bhd	23,643,300	13,411,041
Sime Darby Plantation Bhd	18,073,000	17,520,854
Sime Darby Property Bhd	34,293,500	5,073,491
SKP Resources Bhd	11,105,625	4,933,831
SP Setia Bhd Group(a)(b)	19,166,900	5,359,876
Sunway Construction Group Bhd	6,805,070	2,750,185
Sunway REIT	20,454,500	7,074,605
Supermax Corp. Bhd(b)	13,043,813	10,354,723
Telekom Malaysia Bhd	9,636,200	14,190,052
Tenaga Nasional Bhd	19,175,000	48,254,932
TIME dotCom Bhd	11,680,500	12,925,259
Top Glove Corp. Bhd(b)	45,655,500	43,931,200
UEM Sunrise Bhd(a)(b)	25,497,200	2,269,416
UMW Holdings Bhd	3,239,800	2,462,778
UWC BHD	3,539,400	4,711,133
ViTrox Corp. Bhd	2,023,100	9,120,254
VS Industry Bhd	29,133,450	10,122,027
Westports Holdings Bhd	8,821,000	9,336,637
Yinson Holdings Bhd	5,771,500	6,803,067

		1,237,564,558

Mexico — 1.9%
Alpek SAB de CV	3,772,000	4,447,369
Alsea SAB de CV(a)(b)	4,996,795	9,767,684
America Movil SAB de CV, Series L, NVS	293,749,772	289,157,189
Arca Continental SAB de CV	3,423,638	22,053,179
Banco del Bajio SA(c)	6,899,497	13,205,371
Becle SAB de CV(b)	4,597,675	11,718,531
Bolsa Mexicana de Valores SAB de CV	4,570,578	9,467,041
Cemex SAB de CV, CPO, NVS(a)	132,842,583	109,136,757
Coca-Cola Femsa SAB de CV	4,052,800	23,462,411
Controladora Nemak SAB de CV(a)	26,644,326	4,006,466
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)(b)	7,190,259	14,341,853
Corp Inmobiliaria Vesta SAB de CV	5,130,300	9,596,961
Fibra Uno Administracion SA de CV	28,798,700	32,764,902
Fomento Economico Mexicano SAB de CV	16,682,045	145,249,413
GCC SAB de CV	1,778,457	14,347,908
Genomma Lab Internacional SAB de CV, Class B(a)(b)	7,981,824	7,721,910
Gentera SAB de CV(a)	9,910,092	5,452,426
Gruma SAB de CV, Class B	1,722,250	19,669,014
Grupo Aeroportuario del Centro Norte SAB de CV(a)	2,480,752	14,974,187
Grupo Aeroportuario del Pacifico SAB de CV, Class B	3,364,800	39,183,401
Grupo Aeroportuario del Sureste SAB de CV, Class B(a)	1,812,235	32,522,598
Grupo Bimbo SAB de CV, Series A	13,326,102	33,720,001
Grupo Carso SAB de CV, Series A1	4,109,836	13,970,250
Grupo Comercial Chedraui SA de CV	3,641,959	5,637,747
Grupo Financiero Banorte SAB de CV, Class O	22,319,978	147,340,305
Grupo Financiero Inbursa SAB de CV, Class O(a)	19,676,942	18,840,251
Grupo Herdez SAB de CV	3,000,900	6,504,141

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mexico (continued)
Grupo Mexico SAB de CV, Series B	26,903,720	$125,315,824
Grupo Televisa SAB, CPO(b)	20,832,856	54,913,931
Industrias Penoles SAB de CV(a)	1,233,945	17,484,983
Kimberly-Clark de Mexico SAB de CV, Class A	12,606,775	22,264,604
La Comer SAB de CV(b)	5,549,296	10,071,293
Macquarie Mexico Real Estate Management SA de CV(c)	9,523,000	12,328,122
Megacable Holdings SAB de CV, CPO	2,783,377	9,691,374
Orbia Advance Corp. SAB de CV	9,312,783	26,588,079
PLA Administradora Industrial S. de RL de CV(b)	7,642,249	12,058,498
Prologis Property Mexico SA de CV	3,842,958	8,908,988
Promotora y Operadora de Infraestructura SAB de CV	1,819,155	13,586,599
Qualitas Controladora SAB de CV(b)	1,727,878	8,194,602
Regional SAB de CV	2,008,047	12,345,830
Telesites SAB de CV(a)(b)	12,770,995	11,744,686
Wal-Mart de Mexico SAB de CV	44,777,896	159,322,269

		1,563,078,948

Pakistan — 0.1%
Engro Corp. Ltd./Pakistan	3,124,098	5,518,440
Engro Fertilizers Ltd.	6,498,941	3,012,524
Fauji Fertilizer Co. Ltd.	6,338,598	4,038,641
Habib Bank Ltd.	5,423,017	4,081,525
Hub Power Co. Ltd. (The)	7,770,500	3,736,473
Lucky Cement Ltd.(a)	1,525,431	7,611,869
MCB Bank Ltd.	4,104,089	4,076,486
Pakistan Oilfields Ltd.	1,416,886	3,329,916
Pakistan Petroleum Ltd.	4,077,764	2,001,689
Pakistan State Oil Co. Ltd.	3,103,931	4,041,921
Searle Co. Ltd. (The)	1,347,863	1,848,729
TRG Pakistan	5,619,500	5,433,251
United Bank Ltd./Pakistan	4,846,217	3,523,445

		52,254,909

Peru — 0.2%
Cia. de Minas Buenaventura SAA, ADR(a)	1,905,291	14,289,682
Credicorp Ltd.(a)	570,963	60,881,785
Intercorp Financial Services Inc.	263,910	5,967,005
Southern Copper Corp.	747,956	46,814,566

		127,953,038

Philippines — 0.7%
Aboitiz Equity Ventures Inc.	17,701,630	15,265,933
AC Energy Corp.	51,517,600	9,930,729
Alliance Global Group Inc.	38,122,700	7,892,740
Ayala Corp.	2,457,715	39,150,536
Ayala Land Inc.	68,905,540	46,744,964
Bank of the Philippine Islands	15,256,513	25,514,410
BDO Unibank Inc.	17,456,076	38,561,261
Bloomberry Resorts Corp.(a)	41,261,600	4,909,923
Cebu Air Inc.(a)	2,784,530	2,459,796
Cosco Capital Inc.	31,530,200	3,168,864
D&L Industries Inc.	31,525,800	5,114,193
DoubleDragon Properties Corp.	6,771,200	1,361,045
Filinvest Land Inc.	108,440,000	2,463,059
Globe Telecom Inc.	297,755	16,279,268
GT Capital Holdings Inc.	859,620	9,318,093
International Container Terminal Services Inc.	9,278,370	34,723,770
JG Summit Holdings Inc.	27,067,541	35,310,219
Jollibee Foods Corp.	3,951,450	16,028,193
Manila Electric Co.	1,803,430	10,217,980

Security	Shares	Value

Philippines (continued)
Manila Water Co. Inc.(a)	11,662,100	$4,256,813
Megaworld Corp.	105,851,200	5,995,218
Metro Pacific Investments Corp.	129,274,800	9,996,777
Metropolitan Bank & Trust Co.	14,769,373	13,418,606
PLDT Inc.	706,960	20,760,998
Puregold Price Club Inc.	8,887,950	7,458,732
Robinsons Land Corp.	21,270,813	7,032,384
Security Bank Corp.	2,734,280	6,216,802
Semirara Mining & Power Corp.	9,477,300	3,232,832
SM Investments Corp.	2,140,232	43,262,588
SM Prime Holdings Inc.	87,861,896	59,939,318
Universal Robina Corp.	7,892,150	23,922,336
Vista Land & Lifescapes Inc.	47,573,300	3,413,803
Wilcon Depot Inc.	13,025,700	6,542,600

		539,864,783

Poland — 0.9%
Alior Bank SA(a)(b)	983,842	11,223,070
Allegro.eu SA(a)(c)	3,095,825	57,395,803
AmRest Holdings SE(a)(b)	726,151	5,951,263
Asseco Poland SA	553,913	12,136,834
Bank Millennium SA(a)	6,299,854	10,855,720
Bank Polska Kasa Opieki SA(a)	1,582,428	44,250,570
Budimex SA	124,252	9,602,389
CCC SA(a)	343,244	10,988,532
CD Projekt SA(b)	596,014	26,469,358
Cyfrowy Polsat SA	2,393,862	22,850,174
Dino Polska SA(a)(c)	434,322	36,808,198
Enea SA(a)	2,556,712	6,634,220
Eurocash SA(b)	886,104	2,753,358
Grupa Azoty SA(a)(b)	440,925	3,373,002
Grupa Lotos SA	802,373	12,196,142
Jastrzebska Spolka Weglowa SA(a)(b)	619,698	6,529,677
KGHM Polska Miedz SA	1,229,777	57,279,584
KRUK SA	166,622	13,783,996
LPP SA	10,995	40,117,962
mBank SA(a)	149,832	14,502,822
Mercator Medical SA(a)(b)	48,582	2,289,480
Orange Polska SA(a)	5,652,948	12,220,516
PGE Polska Grupa Energetyczna SA(a)	7,221,585	19,013,896
Polski Koncern Naftowy ORLEN SA	2,507,557	48,617,951
Polskie Gornictwo Naftowe i Gazownictwo SA	14,776,965	24,305,805
Powszechna Kasa Oszczednosci Bank Polski SA(a)	7,527,276	82,628,002
Powszechny Zaklad Ubezpieczen SA(a)	5,045,251	53,467,472
Santander Bank Polska SA(a)	299,599	23,642,415
Tauron Polska Energia SA(a)	9,994,193	9,467,987
TEN Square Games SA(b)	44,299	5,938,605
Warsaw Stock Exchange	423,855	4,793,911

		692,088,714

Qatar — 0.7%
Al Meera Consumer Goods Co. QSC	1,179,454	6,323,406
Barwa Real Estate Co.	15,260,369	12,657,367
Commercial Bank PSQC (The)	17,682,354	28,894,737
Doha Bank QPSC	13,579,376	10,584,196
Gulf International Services QSC(a)	9,161,385	3,683,043
Industries Qatar QSC	14,634,382	50,893,588
Masraf Al Rayan QSC	31,320,055	38,567,321
Medicare Group	1,730,826	3,958,181
Mesaieed Petrochemical Holding Co.	39,766,094	21,512,865

S C H E D U L E O F I N V E S T M E N T S	27

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Qatar (continued)
Ooredoo QPSC	6,648,921	$12,439,510
Qatar Aluminum Manufacturing Co.	29,339,919	12,942,914
Qatar Electricity & Water Co. QSC	4,380,416	19,685,036
Qatar Fuel QSC	3,694,612	18,285,965
Qatar Gas Transport Co. Ltd.	20,293,261	16,996,273
Qatar Insurance Co. SAQ(a)	14,419,065	9,703,020
Qatar International Islamic Bank QSC	6,765,992	17,578,761
Qatar Islamic Bank SAQ	10,218,208	50,607,092
Qatar National Bank QPSC	38,672,044	200,634,123
Qatar National Cement Co. QSC	2,703,587	3,663,895
Qatar Navigation QSC	3,943,901	7,994,290
United Development Co. QSC	18,030,215	7,372,357
Vodafone Qatar QSC	21,769,953	9,350,180

		564,328,120

Russia — 3.0%
Aeroflot PJSC(a)	12,635,457	11,950,974
Alrosa PJSC	22,723,720	45,235,480
Credit Bank of Moscow PJSC(a)	141,772,631	13,450,630
Detsky Mir PJSC(c)	5,655,586	10,709,549
Gazprom PJSC	101,885,090	424,825,149
Inter RAO UES PJSC	292,699,005	18,443,514
LSR Group PJSC	495,504	5,255,001
LUKOIL PJSC	3,608,918	308,602,385
Magnit PJSC, GDR(f)	2,897,806	44,106,920
Mail.Ru Group Ltd., GDR(a)(f)	960,626	19,420,266
MMC Norilsk Nickel PJSC	548,135	180,053,049
Mobile TeleSystems PJSC, ADR	4,028,484	37,787,180
Moscow Exchange MICEX-RTS PJSC	12,545,091	31,389,129
Novatek PJSC, GDR(f)	794,111	188,215,223
Novolipetsk Steel PJSC	12,853,608	43,337,942
OGK-2 PJSC	321,330,000	3,114,662
PhosAgro PJSC, GDR(f)	1,216,539	23,965,818
Polymetal International PLC	2,990,949	59,790,664
Polyus PJSC	287,526	51,880,356
Rosneft Oil Co. PJSC	9,811,290	71,474,423
Rostelecom PJSC	8,187,191	10,559,101
Sberbank of Russia PJSC	93,320,110	418,745,618
Severstal PAO	1,847,224	43,363,836
Sistema PJSFC, GDR(f)	1,521,390	12,649,991
Sovcomflot OAO	4,074,840	4,896,457
Surgutneftegas PJSC	62,812,932	28,987,361
Tatneft PJSC	12,158,192	80,384,633
Unipro PJSC	161,551,082	6,213,616
VTB Bank PJSC(a)	28,031,474,000	20,272,880
X5 Retail Group NV, GDR(f)	1,077,012	35,833,450
Yandex NV, Class A(a)	2,652,296	202,353,959

		2,457,269,216

Saudi Arabia — 3.1%
Abdullah Al Othaim Markets Co.	409,207	12,580,006
Advanced Petrochemical Co.	968,278	18,484,204
Al Hammadi Co. for Development and Investment	725,399	7,658,784
Al Rajhi Bank	10,592,547	341,722,395
Aldrees Petroleum and Transport Services Co.	497,112	9,105,392
Alinma Bank	8,598,589	52,511,200
Almarai Co. JSC	2,074,081	32,092,312
Alujain Holding(a)	406,448	6,998,806
Arab National Bank	5,364,327	32,735,774
Arabian Cement Co./Saudi Arabia	617,300	7,200,489
Arriyadh Development Co.	1,439,094	11,960,481

Security	Shares	Value

Saudi Arabia (continued)
Bank AlBilad(a)	3,332,175	$37,968,653
Bank Al-Jazira	3,284,189	16,209,238
Banque Saudi Fransi	5,279,645	57,009,524
Bupa Arabia for Cooperative Insurance Co.	547,071	24,358,348
City Cement Co.	1,080,127	8,409,019
Co for Cooperative Insurance (The)	568,301	13,863,956
Dallah Healthcare Co.	413,301	8,286,516
Dar Al Arkan Real Estate Development Co.(a)	4,244,900	11,532,198
Dr Sulaiman Al Habib Medical Services Group Co.	459,775	22,502,962
Eastern Province Cement Co.	598,546	8,250,414
Emaar Economic City(a)	4,009,585	13,662,115
Etihad Etisalat Co.	3,246,986	27,702,443
Fawaz Abdulaziz Al Hokair & Co.(a)	825,479	4,907,932
Herfy Food Services Co.	407,429	7,104,236
Jarir Marketing Co.	520,688	30,069,025
Leejam Sports Co. JSC	310,347	7,835,834
Mobile Telecommunications Co.(a)	3,729,338	14,397,530
Mouwasat Medical Services Co.	463,572	24,224,841
National Agriculture Development Co. (The)(a)	676,873	6,695,280
National Industrialization Co.(a)	3,216,563	17,899,407
National Medical Care Co.	276,836	4,896,385
National Petrochemical Co.	421,410	5,336,864
Qassim Cement Co. (The)	491,660	10,971,803
Rabigh Refining & Petrochemical Co.(a)	2,101,301	13,791,291
Riyad Bank	11,901,472	85,357,292
SABIC Agri-Nutrients Co.	1,843,233	61,616,533
Sahara International Petrochemical Co.	3,337,985	29,633,997
Saudi Airlines Catering Co.(a)	508,658	11,105,440
Saudi Arabian Mining Co.(a)	3,766,516	73,095,287
Saudi Arabian Oil Co.(c)	18,338,791	171,863,520
Saudi Basic Industries Corp.	7,751,478	254,135,952
Saudi British Bank (The)	7,048,771	64,742,624
Saudi Cement Co.	661,749	11,062,378
Saudi Electricity Co.	7,161,938	52,123,077
Saudi Ground Services Co.(a)	687,576	6,416,766
Saudi Industrial Investment Group	2,034,691	19,466,941
Saudi Kayan Petrochemical Co.(a)	6,538,683	32,454,578
Saudi National Bank (The)	19,034,640	308,557,366
Saudi Pharmaceutical Industries & Medical Appliances Corp.	776,772	10,934,909
Saudi Research & Media Group(a)	353,185	15,230,759
Saudi Telecom Co.	5,208,138	187,446,728
Saudia Dairy & Foodstuff Co.	187,025	8,398,143
Savola Group (The)	2,247,021	24,053,615
Seera Group Holding(a)	1,768,270	10,145,618
Southern Province Cement Co.	611,592	12,115,415
United Electronics Co.	341,814	13,047,114
United International Transportation Co.	672,604	9,070,637
Yamama Cement Co.(a)	1,239,624	10,510,050
Yanbu Cement Co.	884,195	10,080,975
Yanbu National Petrochemical Co.	2,252,639	40,717,832

		2,464,319,203

South Africa — 3.3%
Absa Group Ltd.(a)	6,238,977	67,567,191
Adcock Ingram Holdings Ltd.	698,255	2,230,859
AECI Ltd.	1,206,355	8,501,023
African Rainbow Minerals Ltd.	1,064,847	18,999,194
Alexander Forbes Group Holdings Ltd.	6,159,766	1,696,175
Anglo American Platinum Ltd.	467,010	52,970,251
AngloGold Ashanti Ltd.	3,572,325	60,526,109

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa (continued)
Aspen Pharmacare Holdings Ltd.(a)	3,300,908	$44,563,536
Astral Foods Ltd.	438,667	4,454,540
AVI Ltd.	2,398,473	12,545,287
Barloworld Ltd.	1,708,190	12,693,023
Bid Corp. Ltd.(a)	2,878,305	63,382,649
Bidvest Group Ltd. (The)	2,428,828	34,246,867
Capitec Bank Holdings Ltd.	692,719	90,496,367
Clicks Group Ltd.	2,143,409	44,643,995
Coronation Fund Managers Ltd.	2,687,915	9,587,317
DataTec Ltd.	1,904,103	3,942,891
Dis-Chem Pharmacies Ltd.(c)	3,281,217	7,042,998
Discovery Ltd.(a)(b)	3,645,730	32,370,413
Distell Group Holdings Ltd.(a)	801,809	9,907,906
DRDGOLD Ltd.	4,492,249	4,386,375
Equites Property Fund Ltd.	4,639,721	6,495,828
Exxaro Resources Ltd.	2,237,357	28,418,535
FirstRand Ltd.	43,314,753	184,395,373
Fortress REIT Ltd., Series A	11,450,489	12,691,016
Foschini Group Ltd. (The)(a)	2,907,583	29,915,117
Gold Fields Ltd.	7,708,547	73,210,658
Growthpoint Properties Ltd.	28,419,787	30,285,745
Harmony Gold Mining Co. Ltd.	4,812,068	17,949,621
Impala Platinum Holdings Ltd.	6,909,534	105,858,877
Imperial Logistics Ltd.	1,600,009	6,939,201
Investec Ltd.	2,871,031	12,246,533
JSE Ltd.(b)	907,924	6,652,439
KAP Industrial Holdings Ltd.(a)	27,511,328	8,730,899
Kumba Iron Ore Ltd.	566,197	25,427,521
Liberty Holdings Ltd.(a)	1,310,380	8,494,862
Life Healthcare Group Holdings Ltd.(a)	11,489,827	19,592,325
Massmart Holdings Ltd.(a)	1,079,599	4,379,710
Momentum Metropolitan Holdings(b)	8,498,420	11,566,217
Motus Holdings Ltd.	1,522,417	9,697,564
Mr. Price Group Ltd.	2,205,979	33,093,671
MTN Group Ltd.(a)	14,674,388	134,692,165
MultiChoice Group	3,473,005	27,470,839
Naspers Ltd., Class N(b)	1,881,130	324,568,340
Nedbank Group Ltd.(a)	3,240,810	41,273,546
NEPI Rockcastle PLC	3,625,755	26,180,566
Netcare Ltd.(a)	9,769,986	11,332,881
Ninety One Ltd.	1,466,252	5,046,905
Northam Platinum Ltd.(a)	3,186,695	43,907,451
Oceana Group Ltd.	772,933	3,538,425
Old Mutual Ltd.	41,231,877	43,598,426
Pick n Pay Stores Ltd.	2,900,981	11,667,331
PSG Group Ltd.	1,551,954	8,081,218
Rand Merchant Investment Holdings Ltd.	6,917,281	15,050,334
Redefine Properties Ltd.(a)	49,886,078	15,797,330
Reinet Investments SCA	1,358,552	26,286,771
Remgro Ltd.	4,341,410	36,106,066
Resilient REIT Ltd.	3,175,176	12,500,701
Reunert Ltd.	1,745,730	6,272,069
Royal Bafokeng Platinum Ltd.	1,424,205	8,629,793
Sanlam Ltd.	15,551,124	68,986,451
Santam Ltd.(a)(b)	157,022	2,688,872
Sappi Ltd.(a)(b)	5,040,577	15,272,691
Sasol Ltd.(a)	4,884,946	75,091,171
Shoprite Holdings Ltd.	4,283,869	54,218,351
Sibanye Stillwater Ltd.	24,195,802	98,816,920
SPAR Group Ltd. (The)	1,584,679	22,650,505

Security	Shares	Value

South Africa (continued)
Standard Bank Group Ltd.	11,004,225	$112,396,006
Steinhoff International Holdings NV(a)(b)	37,292,108	8,523,177
Super Group Ltd./South Africa(a)	3,862,038	8,614,063
Telkom SA SOC Ltd.(a)	2,797,379	7,365,958
Tiger Brands Ltd.	1,375,889	17,611,758
Transaction Capital Ltd.	3,723,724	9,733,400
Truworths International Ltd.	3,597,561	16,617,939
Vodacom Group Ltd.	5,390,825	53,309,836
Vukile Property Fund Ltd.	7,322,799	5,993,844
Wilson Bayly Holmes-Ovcon Ltd.(a)	617,731	5,103,018
Woolworths Holdings Ltd.(a)	8,439,082	36,805,401
Zeder Investments Ltd.	13,103,589	2,841,498

		2,647,438,694

South Korea — 12.9%
ABLBio Inc.(a)(b)	287,944	4,954,033
Ace Technologies Corp.(a)(b)	316,487	4,678,917
Advanced Process Systems Corp.	161,356	4,009,441
AfreecaTV Co. Ltd.(b)	107,845	14,225,840
Ahnlab Inc.(b)	78,920	4,579,749
Alteogen Inc.(a)(b)	243,966	17,839,352
Amicogen Inc.(a)(b)	163,804	5,230,115
Amorepacific Corp.(b)	276,329	54,123,193
AMOREPACIFIC Group	244,840	12,181,663
Ananti Inc.(a)(b)	564,197	5,413,020
Aprogen Medicines Inc.(a)	1,594,096	2,799,498
AptaBio Therapeutics Inc.(a)	163,162	8,132,489
BGF retail Co. Ltd.	76,831	11,807,918
BH Co. Ltd.(b)	252,830	4,649,691
Binex Co. Ltd.(a)(b)	279,968	4,605,679
Binggrae Co. Ltd.(b)	66,029	3,252,465
Bioneer Corp.(a)	4,184	272,450
BNK Financial Group Inc.	2,178,243	14,535,935
Boditech Med Inc.	166,841	2,712,452
Boryung Pharmaceutical Co. Ltd.(b)	320,962	4,568,261
Bukwang Pharmaceutical Co. Ltd.(b)	386,954	7,223,943
Cafe24 Corp.(a)(b)	149,569	4,903,235
Cellid Co. Ltd.(a)	65,807	7,012,168
Cellivery Therapeutics Inc.(a)(b)	120,453	6,845,552
Celltrion Healthcare Co. Ltd.(a)	730,247	77,647,428
Celltrion Inc.(a)(b)	829,675	209,101,552
Celltrion Pharm Inc.(a)(b)	140,697	20,923,674
Chabiotech Co. Ltd.(a)(b)	440,335	9,059,559
Cheil Worldwide Inc.	569,393	11,325,696
Chong Kun Dang Pharmaceutical Corp.(b)	63,633	7,063,388
Chongkundang Holdings Corp.	28,162	2,230,944
Chunbo Co. Ltd.(b)	46,579	9,690,949
CJ CGV Co. Ltd.(a)	225,315	5,882,893
CJ CheilJedang Corp.(b)	72,090	28,188,822
CJ Corp.	125,859	10,993,559
CJ ENM Co. Ltd.	86,748	11,425,382
CJ Logistics Corp.(a)	73,841	10,880,217
CMG Pharmaceutical Co. Ltd.(a)(b)	1,173,505	4,543,473
Com2uSCorp.(b)	90,748	8,062,055
Cosmax Inc.(a)(b)	80,530	9,036,187
CosmoAM&T Co. Ltd.(a)	226,736	8,383,999
Coway Co. Ltd.	448,888	30,266,424
Creative & Innovative System(a)(b)	470,258	5,549,480
CrystalGenomics Inc.(a)(b)	593,945	3,933,901
CS Wind Corp.(b)	194,478	13,352,868
Cuckoo Holdings Co. Ltd.(b)	88,875	1,920,849

S C H E D U L E O F I N V E S T M E N T S	29

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Cuckoo Homesys Co. Ltd.(b)	64,252	$2,324,527
Daea TI Co. Ltd.(b)	666,743	3,678,370
Daeduck Electronics Co. Ltd./New	359,019	5,705,204
Daejoo Electronic Materials Co. Ltd.(b)	123,031	5,934,980
Daesang Corp.(b)	229,045	4,980,810
Daewoo Engineering & Construction Co. Ltd.(a)(b)	1,610,876	10,188,127
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)(b)	342,902	8,267,694
Daewoong Co. Ltd.(b)	206,508	6,456,672
Daewoong Pharmaceutical Co. Ltd.	48,884	6,992,090
Daishin Securities Co. Ltd.	404,146	6,676,893
Daou Technology Inc.	278,139	6,233,279
DB HiTek Co. Ltd.(b)	326,673	16,768,700
DB Insurance Co. Ltd.	408,077	20,632,235
Devsisters Co. Ltd.(a)(b)	51,954	3,486,273
DGB Financial Group Inc.	1,477,435	11,564,076
Digital Power Communications Co. Ltd.	283,337	3,532,536
DL E&C Co. Ltd.(a)	125,827	15,268,784
DL Holdings Co. Ltd.(b)	102,198	6,355,627
Dong-A Socio Holdings Co. Ltd.	37,203	3,681,912
Dong-A ST Co. Ltd.(b)	69,764	4,625,804
Dongjin Semichem Co. Ltd.(b)	335,192	7,629,687
DongKook Pharmaceutical Co. Ltd.(b)	275,350	5,831,486
Dongkuk Steel Mill Co. Ltd.(b)	583,767	10,192,876
Dongsuh Cos. Inc.(b)	296,013	7,378,954
Dongwon F&B Co. Ltd.	11,785	2,106,971
Dongwon Industries Co. Ltd.	14,159	2,978,377
Doosan Bobcat Inc.(a)	444,283	16,555,075
Doosan Fuel Cell Co. Ltd.(a)(b)	349,624	16,488,838
Doosan Heavy Industries & Construction Co. Ltd.(a)	2,351,989	42,288,217
Doosan Infracore Co. Ltd.(a)(b)	441,767	4,488,941
DoubleUGames Co. Ltd.	104,485	5,695,056
Douzone Bizon Co. Ltd.	171,280	12,570,126
Duk San Neolux Co. Ltd.(a)(b)	119,784	7,416,095
Echo Marketing Inc.(b)	191,361	3,643,212
Ecopro BM Co. Ltd.(b)	92,454	25,463,418
Ecopro Co. Ltd.(b)	157,498	15,085,459
Ecopro HN Co. Ltd.(a)	142,884	14,640,234
E-MART Inc.	162,332	25,011,292
Enzychem Lifesciences Corp.(a)(b)	72,438	5,052,610
Eo Technics Co Ltd.	89,581	9,283,398
Eone Diagnomics Genome Center Co. Ltd.(a)	670,268	2,315,290
Eubiologics Co. Ltd.(a)	281,772	9,749,478
Eugene Corp.	509,974	2,317,392
Eugene Technology Co. Ltd.(b)	170,896	6,475,228
Eutilex Co. Ltd.(a)(b)	82,833	2,113,468
F&F Co. Ltd./New(a)	31,347	19,547,096
Fila Holdings Corp.	432,030	16,695,757
Foosung Co. Ltd.(a)(b)	597,521	7,317,097
GemVax & Kael Co. Ltd.(a)(b)	322,734	5,904,731
Geneone Life Science Inc.(a)	368,564	10,437,986
Genexine Inc.(a)(b)	164,890	10,577,049
Grand Korea Leisure Co. Ltd.(a)(b)	343,475	4,615,016
Green Cross Cell Corp.	86,570	3,009,821
Green Cross Corp.	50,113	16,602,099
Green Cross Holdings Corp.(b)	194,138	5,791,251
Green Cross LabCell Corp.(b)	47,729	4,352,407
GS Engineering & Construction Corp.	492,454	18,953,385
GS Holdings Corp.	389,570	14,249,108

Security	Shares	Value

South Korea (continued)
GS Retail Co. Ltd.	355,440	$10,495,515
Halla Holdings Corp.	78,757	3,137,687
Hana Financial Group Inc.	2,583,873	100,057,798
Hana Tour Service Inc.(a)(b)	101,697	6,780,601
Hanall Biopharma Co. Ltd.(a)(b)	309,117	6,354,139
Handsome Co. Ltd.	132,599	4,639,973
Hanil Cement Co. Ltd./New	24,913	5,063,883
Hanjin Transportation Co. Ltd.	72,471	2,445,668
Hankook & Co. Co. Ltd.	260,681	3,869,417
Hankook Tire & Technology Co. Ltd.	623,849	25,028,427
Hanmi Pharm Co. Ltd.(b)	54,960	14,629,136
Hanmi Semiconductor Co. Ltd.	279,429	8,294,264
Hanon Systems	1,614,401	22,867,035
Hansae Co. Ltd.(b)	192,848	3,423,819
Hansol Chemical Co. Ltd.(b)	82,969	20,732,344
Hanssem Co. Ltd.(b)	104,369	10,420,027
Hanwha Aerospace Co. Ltd.	315,046	13,788,873
Hanwha Corp.	347,247	10,392,929
Hanwha Investment & Securities Co. Ltd.(a)	1,021,609	4,304,647
Hanwha Life Insurance Co. Ltd.	3,082,305	8,852,257
Hanwha Solutions Corp.(a)	1,047,466	36,690,223
Hanwha Systems Co. Ltd.(b)	555,991	9,440,382
HDC Holdings Co. Ltd.(b)	351,482	3,552,969
HDC Hyundai Development Co-Engineering & Construction, Class E(b)	384,361	9,880,356
Helixmith Co. Ltd.(a)(b)	292,581	6,600,379
Hite Jinro Co. Ltd.(b)	316,557	9,088,969
HLB Inc.(a)(b)	807,839	38,623,661
HLB Life Science Co. Ltd.(a)(b)	775,426	9,921,359
HMM Co. Ltd.(a)(b)	2,230,198	80,595,953
Hotel Shilla Co. Ltd.	252,760	19,525,043
HS Industries Co. Ltd.	419,987	2,566,467
Huchems Fine Chemical Corp.	207,033	4,764,504
Hugel Inc.(a)(b)	57,891	9,710,385
Huons Co. Ltd.(b)	94,509	4,657,976
Huons Global Co. Ltd.(b)	71,981	4,140,607
Hwaseung Enterprise Co. Ltd.(b)	205,347	2,774,175
HYBE Co. Ltd.(a)(b)	117,189	29,182,310
Hyosung Advanced Materials Corp.(a)	24,428	13,004,654
Hyosung Chemical Corp.(a)	19,438	6,450,225
Hyosung Corp.	92,846	9,582,466
Hyosung TNC Corp.	22,522	15,041,184
Hyundai Autoever Corp.	48,862	4,911,820
Hyundai Bioscience Co. Ltd.(a)(b)	323,927	8,646,807
Hyundai Construction Equipment Co. Ltd.(a)	131,413	5,566,195
Hyundai Department Store Co. Ltd.	127,959	8,896,020
Hyundai Elevator Co. Ltd.	247,600	10,699,732
Hyundai Engineering & Construction Co. Ltd.	639,742	30,538,775
Hyundai Glovis Co. Ltd.	162,435	27,097,448
Hyundai Greenfood Co. Ltd.	691,663	5,909,801
Hyundai Heavy Industries Holdings Co. Ltd.	407,854	22,915,015
Hyundai Home Shopping Network Corp.	55,729	3,537,650
Hyundai Marine & Fire Insurance Co. Ltd.	481,392	10,618,670
Hyundai Mipo Dockyard Co. Ltd.(a)(b)	216,598	14,204,845
Hyundai Mobis Co. Ltd.(b)	565,810	135,060,484
Hyundai Motor Co.	1,194,557	218,270,919
Hyundai Rotem Co. Ltd.(a)(b)	610,520	13,973,735
Hyundai Steel Co.	746,746	32,711,944
Hyundai Wia Corp.	141,375	11,128,782
Iljin Materials Co. Ltd.(b)	207,367	13,484,897

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Ilyang Pharmaceutical Co. Ltd.	132,730	$3,944,635
Industrial Bank of Korea	1,926,091	17,069,784
Innocean Worldwide Inc.	88,386	4,456,368
Innox Advanced Materials Co. Ltd.(a)(b)	86,845	6,645,890
iNtRON Biotechnology Inc.(a)(b)	271,179	5,066,087
IS Dongseo Co. Ltd.	162,252	7,068,425
ITM Semiconductor Co. Ltd.(b)	86,907	3,433,381
JB Financial Group Co. Ltd.	1,152,349	8,221,901
JW Pharmaceutical Corp.(b)	172,513	4,034,817
JYP Entertainment Corp.(b)	268,494	9,844,625
Kakao Corp.	2,681,498	357,794,629
KakaoBank Corp.(a)	452,755	32,762,210
Kangwon Land Inc.(a)	845,627	20,174,446
KB Financial Group Inc.	3,384,960	153,981,934
KCC Corp.(b)	43,791	13,557,775
KCC Glass Corp.	93,191	5,970,759
KEPCO Engineering & Construction Co. Inc.(b)	146,696	5,869,409
KEPCO Plant Service & Engineering Co. Ltd.	217,456	7,044,104
Kginicis Co. Ltd.(b)	233,305	3,794,901
KH FEELUX Co. Ltd.(a)(b)	1,116,050	3,155,685
Kia Corp.	2,257,247	165,124,657
KIWOOM Securities Co. Ltd.(b)	112,012	11,361,107
KMW Co. Ltd.(a)(b)	232,460	8,521,051
Koentec Co. Ltd.(b)	430,761	3,312,697
Koh Young Technology Inc.(b)	525,255	10,198,682
Kolmar BNH Co. Ltd.(b)	122,397	4,220,506
Kolmar Korea Co. Ltd.(b)	145,521	6,042,924
Kolon Industries Inc.(b)	157,059	11,751,260
Komipharm International Co. Ltd.(a)(b)	377,203	3,587,156
KONA I Co. Ltd.(a)	116,302	3,419,165
Korea Aerospace Industries Ltd.(b)	621,775	17,567,809
Korea Electric Power Corp.	2,086,880	43,120,115
Korea Investment Holdings Co. Ltd.	365,564	29,936,256
Korea Line Corp.(a)	1,291,140	3,270,310
Korea Petrochemical Ind. Co Ltd.	30,072	5,984,495
Korea REIT & Trust Co. Ltd.	2,053,181	4,155,413
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)(b)	331,885	33,813,174
Korea United Pharm Inc.(b)	101,659	4,594,350
Korea Zinc Co. Ltd.	73,684	33,747,910
Korean Air Lines Co. Ltd.(a)	1,400,099	37,717,800
Korean Reinsurance Co.	816,919	6,636,292
KT Skylife Co. Ltd.	266,404	2,372,582
KT&G Corp.	951,498	66,920,517
Kuk-Il Paper Manufacturing Co. Ltd.(a)(b)	992,363	4,518,002
Kumho Petrochemical Co. Ltd.(b)	158,889	26,564,996
Kumho Tire Co. Inc.(a)(b)	890,254	4,531,090
Kwang Dong Pharmaceutical Co. Ltd.	415,148	2,966,343
Kyung Dong Navien Co. Ltd.	82,797	4,788,771
L&C Bio Co. Ltd.(b)	148,954	4,576,809
L&F Co. Ltd.	191,770	19,092,743
LEENO Industrial Inc.(b)	91,407	14,016,566
LegoChem Biosciences Inc.(a)(b)	190,910	8,872,556
LF Corp.	195,095	3,089,951
LG Chem Ltd.	395,806	257,909,594
LG Corp.	749,366	61,464,520
LG Display Co. Ltd.(a)(b)	1,979,296	34,818,138
LG Electronics Inc.	914,947	111,743,973
LG Household & Health Care Ltd.	79,144	99,727,788
LG Innotek Co. Ltd.(b)	122,294	22,605,176

Security	Shares	Value

South Korea (continued)
LG Uplus Corp.	1,748,197	$21,151,682
LIG Nex1 Co. Ltd.(b)	145,595	6,523,399
Lock&Lock Co. Ltd.(a)(b)	260,356	2,700,810
Lotte Chemical Corp.	144,721	31,125,593
Lotte Chilsung Beverage Co. Ltd.	45,511	5,687,646
Lotte Confectionery Co. Ltd.	18,409	2,197,204
LOTTE Fine Chemical Co. Ltd.	189,857	11,449,071
LOTTE Himart Co. Ltd.(b)	93,145	2,512,267
LOTTE Reit Co. Ltd.	1,699,104	8,437,168
Lotte Shopping Co. Ltd.(b)	98,440	9,108,682
Lotte Tour Development Co. Ltd.(a)(b)	376,887	6,132,728
LS Corp.	158,669	9,090,970
LS Electric Co. Ltd.	176,144	10,391,104
Lx Hausys Ltd.(b)	67,343	5,107,565
LX Holdings Corp.(a)(b)	395,901	3,361,158
Lx International Corp.(b)	306,545	7,319,372
LX Semicon Co. Ltd.(b)	117,088	11,626,129
Maeil Dairies Co. Ltd.(b)	47,928	3,012,021
Mando Corp.(a)(b)	281,610	14,694,428
Mcnex Co. Ltd.(b)	130,717	4,843,115
Medipost Co. Ltd.(a)(b)	181,509	4,317,643
MedPacto Inc.(a)(b)	122,065	6,496,242
Medy-Tox Inc.(b)	46,080	7,240,871
MegaStudyEdu Co. Ltd.	90,210	5,920,095
Meritz Financial Group Inc.	377,226	9,334,228
Meritz Fire & Marine Insurance Co. Ltd.	497,971	11,381,586
Meritz Securities Co. Ltd.	2,397,174	11,057,627
Mezzion Pharma Co. Ltd.(a)(b)	65,668	10,403,039
Mirae Asset Life Insurance Co. Ltd.	749,463	2,791,372
Mirae Asset Securities Co. Ltd.	2,407,318	18,253,854
Myoung Shin Industrial Co. Ltd.(a)	100,919	2,689,549
Namhae Chemical Corp.(b)	258,327	2,435,656
Naturecell Co. Ltd.(a)(b)	449,263	8,801,604
NAVER Corp.	1,064,002	402,870,403
NCSoft Corp.	142,576	81,083,992
NEPES Corp.(a)(b)	188,554	5,781,943
Netmarble Corp.(b)(c)	184,257	20,455,863
Nexen Tire Corp.	297,577	2,148,249
NH Investment & Securities Co. Ltd.	926,152	10,552,645
NHN Corp.(a)	107,697	6,545,548
NHN KCP Corp.(a)(b)	163,049	6,795,579
NICE Holdings Co. Ltd.	241,887	3,761,989
NICE Information Service Co. Ltd.(b)	358,349	6,545,750
NKMax Co. Ltd.(a)(b)	377,949	6,303,627
NongShim Co. Ltd.	32,307	8,313,575
OCI Co. Ltd.(a)(b)	169,765	18,542,942
OptoElectronics Solutions Co. Ltd.(b)	99,729	3,327,320
Orion Corp./Republic of Korea	204,850	22,318,307
Orion Holdings Corp.	266,771	3,664,887
Oscotec Inc.(a)(b)	220,944	7,249,948
Osstem Implant Co. Ltd.(b)	104,274	14,384,592
Ottogi Corp.	13,761	6,134,382
Pan Ocean Co. Ltd.(b)	2,430,543	17,355,364
Paradise Co. Ltd.(a)(b)	476,299	6,967,926
Park Systems Corp.(b)	39,863	4,169,917
Partron Co. Ltd.(b)	445,739	3,825,708
Pearl Abyss Corp.(a)	261,561	21,259,683
PharmaResearch Co. Ltd.	61,088	5,091,785
Pharmicell Co. Ltd.(a)	543,233	7,637,832
PI Advanced Materials Co. Ltd.	175,288	8,867,146

S C H E D U L E O F I N V E S T M E N T S	31

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Poongsan Corp.	272,925	$8,319,429
POSCO	633,198	182,253,491
POSCO Chemical Co. Ltd.	266,278	35,576,645
Posco ICT Co. Ltd.(b)	602,410	3,798,767
Posco International Corp.	450,431	8,807,406
RFHIC Corp.(b)	190,813	5,392,047
S&S Tech Corp.(b)	183,289	5,008,430
S-1 Corp.	134,604	9,531,233
Sam Chun Dang Pharm Co. Ltd.(a)(b)	138,055	6,564,507
Sam Kang M&T Co. Ltd.(a)(b)	251,061	4,465,569
Samjin Pharmaceutical Co. Ltd.(b)	251,215	5,820,257
Samsung Biologics Co. Ltd.(a)(b)(c)	142,598	118,529,599
Samsung C&T Corp.	719,308	82,284,103
Samsung Electro-Mechanics Co. Ltd.	477,479	75,770,179
Samsung Electronics Co. Ltd.(b)	41,187,959	2,719,156,119
Samsung Engineering Co. Ltd.(a)	1,338,146	25,710,780
Samsung Fire & Marine Insurance Co. Ltd.	262,082	51,014,476
Samsung Heavy Industries Co. Ltd.(a)(b)	4,011,440	21,747,343
Samsung Life Insurance Co. Ltd.	599,448	38,434,751
Samsung SDI Co. Ltd.	474,773	323,598,977
Samsung SDS Co. Ltd.	299,075	44,393,139
Samsung Securities Co. Ltd.	524,024	22,281,839
Samwha Capacitor Co. Ltd.	98,903	5,339,673
Samyang Foods Co. Ltd.(b)	53,049	3,806,994
Samyang Holdings Corp.(b)	58,315	5,302,503
Sebang Global Battery Co. Ltd.(b)	67,225	4,842,431
Seegene Inc.(b)	311,041	17,616,351
Seobu T&D(b)	411,635	3,140,860
Seojin System Co. Ltd.(a)(b)	127,019	4,166,033
Seoul Semiconductor Co. Ltd.(b)	422,488	5,991,762
SFA Engineering Corp.	183,125	6,107,819
SFA Semicon Co. Ltd.(a)(b)	844,764	5,022,192
Shin Poong Pharmaceutical Co. Ltd.(b)	270,498	16,432,945
Shinhan Financial Group Co. Ltd.	3,712,912	123,690,569
Shinsegae Inc.	60,394	13,970,511
Shinsegae International Inc.(b)	28,658	4,878,553
Shinsung E&G Co. Ltd.(a)	1,717,371	3,408,958
SillaJen Inc.(a)(b)(d)	540,819	3,950,784
SK Biopharmaceuticals Co. Ltd.(a)(b)	225,370	24,341,041
SK Bioscience Co. Ltd.(a)	142,586	38,553,375
SK Chemicals Co. Ltd.	67,253	15,617,102
SK D&D Co. Ltd.	78,541	2,604,894
SK Discovery Co. Ltd.(b)	98,532	4,063,096
SK Gas Ltd.	41,377	4,254,604
SK Hynix Inc.	4,694,235	429,806,142
SK IE Technology Co. Ltd.(a)(c)	79,790	14,279,551
SK Inc.	273,389	61,939,572
SK Innovation Co. Ltd.(a)	438,431	93,987,436
SK Materials Co. Ltd.(b)	40,508	14,096,422
SK Networks Co. Ltd.	1,344,073	6,437,035
SK Telecom Co. Ltd.	103,689	26,659,390
SKC Co. Ltd.(b)	179,768	24,605,731
SL Corp.(b)	142,347	3,367,918
SM Entertainment Co. Ltd.(a)(b)	192,864	11,447,952
SNT Motiv Co. Ltd.	87,213	4,091,457
S-Oil Corp.(b)	383,125	31,284,359
Solid Inc.(a)(b)	568,579	3,528,208
SOLUM Co. Ltd.(a)	300,009	7,369,542
Solus Advanced Materials Co Ltd.	121,671	6,484,316
Songwon Industrial Co. Ltd.	152,842	2,378,072

Security	Shares	Value

South Korea (continued)
Soulbrain Co. Ltd./New	40,393	$9,841,872
Soulbrain Holdings Co. Ltd.(a)(b)	60,200	1,772,011
ST Pharm Co. Ltd.(a)(b)	91,876	8,048,061
Taeyoung Engineering & Construction Co. Ltd.	193,912	2,036,579
Taihan Electric Wire Co. Ltd.(a)	2,474,121	5,317,458
Telcon RF Pharmaceutical Inc.(a)(b)	797,467	3,326,081
Tera Resource Co. Ltd.(a)(d)	49,111	—
TES Co. Ltd./Korea(b)	189,524	4,504,074
Tokai Carbon Korea Co. Ltd.(b)	55,811	8,149,576
Tongyang Life Insurance Co. Ltd.	753,110	3,508,253
TY Holdings Co. Ltd./Korea(a)(b)	208,141	5,507,662
Unison Co. Ltd.(a)(b)	1,160,498	3,548,368
Vaxcell-Bio Therapeutics Co. Ltd.(a)(b)	82,494	5,595,309
Vieworks Co. Ltd.	100,055	3,805,938
Webzen Inc.(a)(b)	164,515	3,843,168
Wemade Co. Ltd.(b)	112,587	9,165,871
Wonik Holdings Co. Ltd.(a)(b)	513,703	2,506,004
WONIK IPS Co. Ltd.(b)	280,395	10,913,911
Woori Financial Group Inc.	4,404,311	42,611,153
Woori Investment Bank Co. Ltd.(b)	3,425,208	2,763,381
Woori Technology Investment Co. Ltd.(a)(b)	657,301	4,498,399
Y2 Solution Co. Ltd.(a)(b)(d)	278,963	410,944
YG Entertainment Inc.(a)(b)	114,867	5,986,847
Youlchon Chemical Co. Ltd.(b)	111,418	1,970,544
Youngone Corp.	204,623	7,333,912
Youngone Holdings Co. Ltd.	64,737	2,566,675
Yuanta Securities Korea Co. Ltd.	1,159,667	4,380,226
Yuhan Corp.(b)	415,691	22,369,608
Yungjin Pharmaceutical Co. Ltd.(a)(b)	909,430	4,228,603
Zinus Inc.(b)	96,212	6,915,116

		10,370,603,389

Taiwan — 15.3%
AcBel Polytech Inc.(b)	7,812,000	7,549,815
Accton Technology Corp.(b)	4,462,000	45,206,084
Acer Inc.(b)	26,154,872	23,737,189
ADATA Technology Co. Ltd.(b)	2,218,820	6,979,336
Adimmune Corp.(a)(b)	2,638,000	4,997,384
Advanced Ceramic X Corp.(b)	403,000	6,402,696
Advanced Wireless Semiconductor Co.(b)	1,521,000	9,177,752
Advantech Co. Ltd.(b)	3,204,110	44,612,407
Airtac International Group(b)	1,084,880	33,023,055
Alchip Technologies Ltd.(b)	587,000	14,754,656
AmTRAN Technology Co. Ltd.(a)(b)	8,985,000	5,480,201
Andes Technology Corp.(b)	344,000	6,090,323
AP Memory Technology Corp.(b)	399,000	8,747,717
Arcadyan Technology Corp.(b)	1,312,391	4,370,945
Ardentec Corp.(b)	4,568,546	11,784,584
ASE Technology Holding Co. Ltd.(b)	28,661,222	131,984,137
Asia Cement Corp.(b)	17,324,050	28,042,450
Asia Optical Co. Inc.(b)	2,579,000	7,767,834
Asia Pacific Telecom Co. Ltd.(a)	18,097,173	5,433,205
Asia Vital Components Co. Ltd.(b)	2,889,000	7,219,519
ASMedia Technology Inc.(b)	246,000	18,349,272
ASPEED Technology Inc.(b)	190,000	16,028,905
ASROCK Inc.(b)	584,000	2,965,058
Asustek Computer Inc.(b)	6,004,000	70,089,408
AU Optronics Corp.(b)	70,306,000	44,327,457
AURAS Technology Co. Ltd.(b)	698,000	4,328,015
Bank of Kaohsiung Co. Ltd.(b)	25,863,904	10,773,839
BES Engineering Corp.(b)	16,883,000	5,454,440

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Bizlink Holding Inc.(b)	1,087,926	$8,903,737
Brighton-Best International Taiwan Inc.(b)	4,671,000	6,786,257
Capital Securities Corp.(b)	23,222,050	13,242,466
Career Technology MFG. Co. Ltd.(b)	4,512,498	4,343,346
Catcher Technology Co. Ltd.(b)	5,482,000	32,971,658
Cathay Financial Holding Co. Ltd.	64,880,872	139,336,766
Cathay Real Estate Development Co. Ltd.(b)	7,943,900	5,572,778
Center Laboratories Inc.(b)	3,056,070	7,822,135
Century Iron & Steel Industrial Co. Ltd.(b)	1,446,000	5,816,013
Chailease Holding Co. Ltd.(b)	11,469,721	110,031,459
Chang Hwa Commercial Bank Ltd.(b)	39,801,182	23,680,219
Charoen Pokphand Enterprise(b)	1,767,000	5,086,805
Cheng Loong Corp.(b)	7,178,000	9,312,283
Cheng Shin Rubber Industry Co. Ltd.	13,819,650	18,554,106
Cheng Uei Precision Industry Co. Ltd.(b)	3,304,000	4,558,642
Chicony Electronics Co. Ltd.(b)	4,416,787	12,490,810
Chicony Power Technology Co. Ltd.(b)	1,136,000	2,810,564
Chief Telecom Inc.(b)	260,000	2,685,231
Chilisin Electronics Corp.(b)	2,149,000	7,090,782
China Airlines Ltd.(a)	21,952,000	13,591,665
China Bills Finance Corp.(b)	15,033,000	8,784,012
China Development Financial Holding Corp.(b)	111,799,000	57,136,351
China General Plastics Corp.(b)	5,229,892	7,422,587
China Life Insurance Co. Ltd.	17,185,329	17,883,720
China Man-Made Fiber Corp.(a)(b)	17,643,514	6,578,789
China Metal Products(b)	4,259,146	5,055,449
China Motor Corp.(b)	2,260,800	5,550,538
China Petrochemical Development Corp.(a)(b)	28,242,245	13,107,824
China Steel Chemical Corp.(b)	1,262,000	4,931,956
China Steel Corp.(b)	100,944,529	138,663,755
Chin-Poon Industrial Co. Ltd.(b)	4,245,000	4,957,379
Chipbond Technology Corp.(b)	4,940,000	13,682,534
ChipMOS Technologies Inc.(b)	5,310,000	11,222,835
Chlitina Holding Ltd.(b)	497,000	3,566,964
Chong Hong Construction Co. Ltd.(b)	1,548,122	4,448,366
Chroma ATE Inc.(b)	2,984,000	19,304,023
Chung Hung Steel Corp.(b)	7,812,000	13,154,576
Chung-Hsin Electric & Machinery Manufacturing Corp.(b)	3,588,000	6,328,274
Chunghwa Precision Test Tech Co. Ltd.(b)	188,000	3,913,302
Chunghwa Telecom Co. Ltd.	31,675,000	128,132,960
Cleanaway Co. Ltd.(b)	839,000	5,146,718
Clevo Co.(b)	4,577,175	4,841,750
CMC Magnetics Corp.(b)	15,731,640	5,662,215
Compal Electronics Inc.(b)	33,802,000	27,894,494
Compeq Manufacturing Co. Ltd.(b)	8,308,000	12,230,897
Concraft Holding Co. Ltd.(b)	774,000	1,822,536
Continental Holdings Corp.(b)	4,570,600	3,891,608
Coretronic Corp.(b)	3,681,200	7,420,585
Co-Tech Development Corp.(b)	2,351,000	6,144,172
CSBC Corp. Taiwan(a)(b)	6,447,316	5,734,538
CTBC Financial Holding Co. Ltd.	153,641,599	127,343,519
CTCI Corp.(b)	5,280,000	6,865,894
Cub Elecparts Inc.(b)	530,979	2,920,358
Darfon Electronics Corp.(b)	2,788,000	4,449,380
Darwin Precisions Corp.(a)	4,920,000	2,105,797
Delta Electronics Inc.(b)	16,768,000	163,336,211
Depo Auto Parts Ind. Co. Ltd.	864,000	1,786,866
E Ink Holdings Inc.(b)	7,524,000	21,138,033
E.Sun Financial Holding Co. Ltd.(b)	100,352,474	96,197,316

Security	Shares	Value

Taiwan (continued)
Eclat Textile Co. Ltd.	1,542,683	$31,005,627
Egis Technology Inc.	635,000	2,732,611
EirGenix Inc.(a)(b)	1,310,000	6,145,020
Elan Microelectronics Corp.(b)	2,443,100	13,840,783
Elite Material Co. Ltd.(b)	2,417,000	20,354,543
Elite Semiconductor Microelectronics Technology Inc.(b)	2,332,000	11,739,638
eMemory Technology Inc.(b)	549,000	32,104,178
Ennoconn Corp.(b)	563,259	3,961,940
ENNOSTAR Inc.(a)(b)	5,018,185	13,964,731
Episil Holdings Inc.(a)(b)	2,584,929	10,105,248
Episil-Precision Inc.(b)	1,323,000	4,278,778
Eternal Materials Co. Ltd.(b)	8,042,915	10,656,846
Eva Airways Corp.	19,043,326	13,134,935
Evergreen Marine Corp. Taiwan Ltd.	21,865,449	106,737,021
Everlight Chemical Industrial Corp.(b)	8,461,781	5,786,744
Everlight Electronics Co. Ltd.(b)	3,573,000	7,124,313
Far Eastern Department Stores Ltd.	9,792,167	7,640,123
Far Eastern International Bank(b)	25,040,140	9,933,100
Far Eastern New Century Corp.(b)	23,732,916	25,694,546
Far EasTone Telecommunications Co. Ltd.	12,027,000	26,757,396
Faraday Technology Corp.(b)	2,530,000	9,004,309
Farglory Land Development Co. Ltd.(b)	2,315,782	5,321,357
Feng Hsin Steel Co. Ltd.(b)	4,760,000	13,572,605
Feng TAY Enterprise Co. Ltd.	3,392,387	26,404,346
Firich Enterprises Co. Ltd.(b)	3,243,718	3,658,115
First Financial Holding Co. Ltd.	86,713,984	71,616,843
Fitipower Integrated Technology Inc.(b)	1,001,161	8,236,993
FLEXium Interconnect Inc.(b)	2,778,616	11,596,604
FocalTech Systems Co. Ltd.(b)	1,416,000	9,735,711
Formosa Chemicals & Fibre Corp.(b)	29,389,210	89,025,059
Formosa International Hotels Corp.(a)(b)	555,000	2,952,228
Formosa Petrochemical Corp.(b)	9,284,000	32,727,373
Formosa Plastics Corp.	32,656,800	120,580,530
Formosa Sumco Technology Corp.(b)	715,000	4,776,876
Formosa Taffeta Co. Ltd.(b)	6,563,000	7,386,117
Foxconn Technology Co. Ltd.(b)	7,407,424	17,665,880
Foxsemicon Integrated Technology Inc.(b)	689,000	5,353,709
Fubon Financial Holding Co. Ltd.	56,610,000	173,398,492
Fulgent Sun International Holding Co. Ltd.(b)	1,084,221	3,420,025
Fusheng Precision Co. Ltd.(b)	859,000	5,617,207
General Interface Solution Holding Ltd.(b)	2,137,000	8,251,672
Genius Electronic Optical Co. Ltd.(b)	642,287	11,178,617
Getac Technology Corp.	3,973,000	7,487,532
Giant Manufacturing Co. Ltd.(b)	2,647,000	31,991,677
Gigabyte Technology Co. Ltd.(b)	4,495,000	14,178,246
Ginko International Co. Ltd.(b)	374,250	2,826,358
Global Lighting Technologies Inc.(b)	702,000	2,128,147
Global PMX Co. Ltd.(b)	385,000	2,118,816
Global Unichip Corp.	768,000	11,934,748
Globalwafers Co. Ltd.(b)	1,860,000	58,125,165
Gold Circuit Electronics Ltd.(b)	3,428,000	9,058,051
Goldsun Building Materials Co. Ltd.(b)	8,855,425	7,167,833
Gourmet Master Co. Ltd.(b)	860,471	4,544,886
Grand Pacific Petrochemical(b)	8,478,000	9,284,548
Grape King Bio Ltd.(b)	985,000	5,790,020
Great Wall Enterprise Co. Ltd.(b)	5,486,202	10,715,664
Greatek Electronics Inc.(b)	3,225,000	10,412,886
Gudeng Precision Industrial Co. Ltd.(b)	555,356	4,902,618
Hannstar Board Corp.(b)	3,223,000	4,860,203

S C H E D U L E O F I N V E S T M E N T S	33

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
HannStar Display Corp.(b)	19,667,640	$11,369,451
Highwealth Construction Corp.(b)	5,974,153	10,390,653
Hiwin Technologies Corp.(b)	2,237,850	26,211,733
Holtek Semiconductor Inc.(b)	2,236,000	10,320,937
Holy Stone Enterprise Co. Ltd.	1,316,330	5,729,830
Hon Hai Precision Industry Co. Ltd.	107,070,928	427,567,243
Hota Industrial Manufacturing Co. Ltd.(b)	2,415,261	8,336,623
Hotai Finance Co. Ltd.(b)	1,459,000	4,501,782
Hotai Motor Co. Ltd.(b)	2,591,000	54,350,257
Hsin Kuang Steel Co. Ltd.(b)	3,195,000	8,084,407
HTC Corp.(a)(b)	8,446,000	10,813,979
Hua Nan Financial Holdings Co. Ltd.(b)	71,448,702	53,839,474
Huaku Development Co. Ltd.(b)	2,183,000	6,933,607
Hung Sheng Construction Ltd.(b)	5,715,760	4,279,704
IBF Financial Holdings Co. Ltd.(b)	19,264,267	11,142,072
IEI Integration Corp.(b)	1,627,373	2,724,760
Innodisk Corp.(b)	1,005,740	8,396,140
Innolux Corp.(b)	77,411,241	47,949,174
International CSRC Investment Holdings Co.(b)	7,474,685	6,298,681
International Games System Co. Ltd.(b)	493,000	11,785,771
Inventec Corp.(b)	19,063,000	16,676,630
ITE Technology Inc.(b)	1,618,000	6,566,659
ITEQ Corp.(b)	1,743,604	8,291,345
Jentech Precision Industrial Co. Ltd.(b)	657,000	7,181,689
Johnson Health Tech Co. Ltd.(b)	1,007,000	2,490,422
Kenda Rubber Industrial Co. Ltd.(b)	5,243,337	6,292,290
Kindom Development Co. Ltd.(b)	3,567,300	5,461,125
King Slide Works Co. Ltd.	587,000	7,911,108
King Yuan Electronics Co. Ltd.(b)	8,919,000	14,618,551
King’s Town Bank Co. Ltd.	7,118,000	11,262,152
Kinpo Electronics(b)	15,056,000	6,853,403
Kinsus Interconnect Technology Corp.(b)	2,558,000	18,459,110
LandMark Optoelectronics Corp.(b)	752,900	5,936,905
Largan Precision Co. Ltd.(b)	835,000	80,507,022
Lealea Enterprise Co. Ltd.(a)(b)	5,878,000	2,375,839
Lien Hwa Industrial Holdings Corp.(b)	7,178,934	13,609,385
Lite-On Technology Corp.	18,140,238	39,999,421
Longchen Paper & Packaging Co. Ltd.(b)	6,830,720	6,918,498
Lotes Co. Ltd.(b)	575,722	11,191,553
Lotus Pharmaceutical Co. Ltd.(b)	837,000	3,243,703
Machvision Inc.(b)	453,094	4,202,259
Macronix International Co. Ltd.(b)	15,997,554	23,146,325
Makalot Industrial Co. Ltd.(b)	1,654,510	14,206,235
Marketech International Corp.(b)	829,000	3,459,326
MediaTek Inc.(b)	12,953,572	420,048,355
Medigen Vaccine Biologics Corp.(a)	1,202,000	13,120,140
Mega Financial Holding Co. Ltd.(b)	88,822,958	105,054,552
Mercuries Life Insurance Co. Ltd.(a)(b)	15,012,099	5,023,969
Merida Industry Co. Ltd.(b)	1,703,850	19,592,117
Merry Electronics Co. Ltd.(b)	1,719,051	5,964,534
Microbio Co. Ltd.(a)(b)	2,908,000	5,737,287
Micro-Star International Co. Ltd.(b)	5,826,000	27,334,555
Mitac Holdings Corp.(b)	8,732,053	8,782,904
momo.com Inc.	400,400	24,840,770
Motech Industries Inc.(b)	3,508,000	3,838,840
Nan Kang Rubber Tire Co. Ltd.(b)	4,306,000	5,921,625
Nan Liu Enterprise Co. Ltd.(b)	351,000	1,627,492
Nan Pao Resins Chemical Co. Ltd.(b)	407,000	2,052,327
Nan Ya Plastics Corp.	44,494,440	143,785,956
Nan Ya Printed Circuit Board Corp.(b)	1,935,000	29,282,112

Security	Shares	Value

Taiwan (continued)
Nantex Industry Co. Ltd.(b)	2,501,000	$9,689,221
Nanya Technology Corp.(b)	10,522,000	25,090,528
Newmax Technology Co. Ltd.(a)(b)	1,325,000	1,932,677
Nien Made Enterprise Co. Ltd.	1,290,000	19,233,483
Novatek Microelectronics Corp.(b)	4,996,000	80,623,408
Nuvoton Technology Corp.(b)	1,654,000	9,224,759
OBI Pharma Inc.(a)(b)	1,303,258	4,765,799
Oneness Biotech Co. Ltd.(a)(b)	1,872,000	13,036,823
Oriental Union Chemical Corp.(a)	6,160,000	4,842,406
Pan Jit International Inc.(b)	2,632,200	10,258,794
Pan-International Industrial Corp.(b)	5,250,366	7,433,643
Parade Technologies Ltd.(b)	657,000	41,342,668
PChome Online Inc.(b)	838,000	3,265,701
Pegatron Corp.(b)	16,273,000	38,002,253
PharmaEngine Inc.(b)	1,125,793	2,502,731
PharmaEssentia Corp.(a)	1,834,587	5,858,551
Pharmally International Holding Co. Ltd.(d)	597,543	0	(e)
Phison Electronics Corp.(b)	1,221,000	18,713,037
Pixart Imaging Inc.(b)	1,267,000	7,345,502
Pou Chen Corp.(b)	18,894,000	22,441,468
Power Wind Health Industry Inc.(b)	359,059	1,837,642
Powertech Technology Inc.	5,837,000	23,654,327
Poya International Co. Ltd.(b)	453,447	8,241,931
President Chain Store Corp.	4,685,000	48,239,402
President Securities Corp.(b)	9,436,603	8,001,290
Primax Electronics Ltd.(b)	3,864,000	7,236,025
Prince Housing & Development Corp.(b)	11,451,995	5,659,457
Qisda Corp.(b)	13,457,000	14,397,351
Quanta Computer Inc.(b)	23,172,000	65,531,822
Quanta Storage Inc.(b)	2,083,000	2,777,180
Radiant Opto-Electronics Corp.(b)	3,332,000	11,885,592
Radium Life Tech Co. Ltd.(b)	7,086,279	2,705,631
RDC Semiconductor Co. Ltd.(a)(b)	538,000	7,707,124
Realtek Semiconductor Corp.(b)	4,061,110	80,940,791
Rexon Industrial Corp. Ltd.(b)	1,210,000	3,083,244
RichWave Technology Corp.(b)	623,000	8,529,968
Ritek Corp.(a)	1,218,001	424,276
Roo Hsing Co. Ltd.(a)(b)	4,705,000	1,352,928
Ruentex Development Co. Ltd.(b)	6,910,086	17,257,028
Ruentex Industries Ltd.(b)	3,074,943	12,308,299
Sanyang Motor Co. Ltd.(b)	4,947,000	4,872,824
ScinoPharm Taiwan Ltd.(b)	2,791,027	2,473,546
SDI Corp.(b)	1,446,000	7,583,348
Sensortek Technology Corp.(b)	270,000	7,171,748
Sercomm Corp.(b)	2,355,000	5,520,395
Shanghai Commercial & Savings Bank Ltd. (The)	29,041,346	47,133,748
Shin Kong Financial Holding Co. Ltd.(b)	92,198,255	31,591,157
Shin Zu Shing Co. Ltd.(b)	1,565,904	5,986,438
Shining Building Business Co. Ltd.(a)(b)	6,725,184	2,967,602
Shinkong Synthetic Fibers Corp.(b)	13,541,000	9,624,582
Sigurd Microelectronics Corp.(b)	5,140,700	12,026,465
Simplo Technology Co. Ltd.(b)	1,341,400	15,252,654
Sinbon Electronics Co. Ltd.(b)	1,997,809	15,543,588
Sino-American Silicon Products Inc.(b)	4,423,000	30,636,564
SinoPac Financial Holdings Co. Ltd.	88,403,660	45,395,170
Sinyi Realty Inc.(b)	4,505,704	5,059,979
Sitronix Technology Corp.(b)	1,053,000	11,179,396
Soft-World International Corp.(b)	905,000	3,150,278
Solar Applied Materials Technology Corp.(b)	3,802,710	6,795,939
Sonix Technology Co. Ltd.(b)	1,454,000	4,734,430

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Sporton International Inc.	757,050	$6,275,926
St. Shine Optical Co. Ltd.(b)	428,000	5,212,569
Standard Foods Corp.(b)	4,043,096	7,611,874
Sunny Friend Environmental Technology Co. Ltd.(b)	604,000	4,476,655
Sunonwealth Electric Machine Industry Co. Ltd.(b)	1,699,000	2,381,020
Supreme Electronics Co. Ltd.(b)	3,605,512	5,693,224
Synnex Technology International Corp.	11,318,250	21,953,683
Systex Corp.(b)	1,588,000	4,898,427
TA Chen Stainless Pipe(b)	10,253,552	18,653,533
Taichung Commercial Bank Co. Ltd.(b)	25,590,935	10,838,842
TaiDoc Technology Corp.(b)	523,000	3,925,307
Taigen Biopharmaceuticals Holdings Ltd.(a)	2,920,000	1,815,390
TaiMed Biologics Inc.(a)(b)	1,660,000	3,791,850
Tainan Spinning Co. Ltd.(b)	11,907,894	9,990,291
Taishin Financial Holding Co. Ltd.	81,359,801	56,766,639
Taiwan Business Bank	42,356,725	14,800,363
Taiwan Cement Corp.(b)	40,499,574	70,711,859
Taiwan Cogeneration Corp.(b)	4,848,000	6,579,818
Taiwan Cooperative Financial Holding Co. Ltd.(b)	77,294,072	62,274,339
Taiwan Fertilizer Co. Ltd.(b)	6,638,000	13,508,120
Taiwan Glass Industry Corp.(b)	9,933,053	12,823,100
Taiwan High Speed Rail Corp.	14,776,000	16,095,044
Taiwan Hon Chuan Enterprise Co. Ltd.(b)	3,519,674	9,480,239
Taiwan Mask Corp.(b)	2,025,000	6,482,644
Taiwan Mobile Co. Ltd.	12,877,000	46,929,367
Taiwan Paiho Ltd.(b)	2,638,000	7,986,958
Taiwan Secom Co. Ltd.(b)	2,533,185	9,004,958
Taiwan Semiconductor Co. Ltd.(b)	2,409,000	6,369,157
Taiwan Semiconductor Manufacturing Co. Ltd.	212,602,000	4,663,471,892
Taiwan Shin Kong Security Co. Ltd.(b)	5,630,577	7,679,860
Taiwan Styrene Monomer(b)	5,568,000	4,505,339
Taiwan Surface Mounting Technology Corp.(b)	2,395,000	8,912,518
Taiwan TEA Corp.(a)(b)	8,389,000	6,086,015
Taiwan Union Technology Corp.(b)	2,246,000	8,889,649
Tanvex BioPharma Inc.(a)	1,424,089	2,466,533
TCI Co. Ltd.(b)	892,444	8,671,330
Teco Electric and Machinery Co. Ltd.(b)	15,299,000	17,211,360
Test Research Inc.	1,952,400	3,977,196
Test Rite International Co. Ltd.(b)	5,919,000	5,222,232
Thinking Electronic Industrial Co. Ltd.(b)	800,000	5,582,653
Ton Yi Industrial Corp.(b)	10,540,000	5,246,937
Tong Hsing Electronic Industries Ltd.(b)	1,368,762	12,882,562
Tong Yang Industry Co. Ltd.(b)	4,651,400	5,780,640
Topco Scientific Co. Ltd.(b)	1,765,639	8,427,678
TPK Holding Co. Ltd.(b)	3,086,000	4,376,375
Transcend Information Inc.(b)	2,418,000	6,043,384
Tripod Technology Corp.(b)	3,350,000	13,822,665
TSEC Corp.(a)(b)	3,968,000	4,533,179
TSRC Corp.	6,577,900	7,337,316
TTY Biopharm Co. Ltd.(b)	2,161,124	6,246,271
Tung Ho Steel Enterprise Corp.(b)	7,990,000	12,766,135
Tung Thih Electronic Co. Ltd.(a)(b)	609,000	4,424,601
TXC Corp.(b)	2,632,000	10,797,029
U-Ming Marine Transport Corp.	4,340,000	10,857,548
Unimicron Technology Corp.(b)	10,505,000	55,674,145
Union Bank of Taiwan(a)(b)	9,063,928	4,003,795
Uni-President Enterprises Corp.	40,293,369	105,016,334
Unitech Printed Circuit Board Corp.(a)(b)	5,981,000	4,320,039
United Integrated Services Co. Ltd.(b)	1,241,400	8,896,108

Security	Shares	Value

Taiwan (continued)
United Microelectronics Corp.(b)	101,701,000	$230,447,405
United Renewable Energy Co. Ltd.(a)	11,964,889	9,143,626
Universal Vision Biotechnology Co. Ltd.(b)	378,000	4,270,252
UPC Technology Corp.(b)	9,236,365	8,132,854
USI Corp.(b)	8,985,300	10,630,234
Vanguard International Semiconductor Corp.(b)	7,762,000	41,287,416
Visual Photonics Epitaxy Co. Ltd.(b)	1,412,000	6,447,699
Voltronic Power Technology Corp.(b)	499,493	22,295,088
Wafer Works Corp.(b)	5,009,404	12,636,508
Wah Lee Industrial Corp.	2,429,000	7,757,711
Walsin Lihwa Corp.(b)	21,210,000	20,510,956
Walsin Technology Corp.(b)	2,642,597	17,133,111
Wan Hai Lines Ltd.	4,838,000	43,287,395
Win Semiconductors Corp.(b)	2,926,427	34,729,809
Winbond Electronics Corp.(b)	26,192,480	27,760,568
Wisdom Marine Lines Co. Ltd.(b)	3,157,000	10,201,982
Wistron Corp.(b)	22,900,154	22,617,511
Wistron NeWeb Corp.(b)	2,960,654	7,708,852
Wiwynn Corp.(b)	634,000	22,133,333
WPG Holdings Ltd.(b)	12,199,200	21,279,918
WT Microelectronics Co. Ltd.(b)	3,803,734	8,217,227
XinTec Inc.(b)	1,576,000	8,179,851
XPEC Entertainment Inc.(d)	31,000	0	(e)
Xxentria Technology Materials Corp.(b)	1,595,000	4,046,215
Yageo Corp.(b)	3,207,454	55,221,007
Yang Ming Marine Transport Corp.(a)	13,559,677	64,951,144
YFY Inc.(b)	11,187,000	14,418,304
Yieh Phui Enterprise Co. Ltd.(a)(b)	10,431,026	12,251,329
Yuanta Financial Holding Co. Ltd.	82,649,388	74,452,520
Yulon Finance Corp.(b)	1,707,658	10,232,419
Yulon Motor Co. Ltd.(b)	5,613,088	7,643,740
YungShin Global Holding Corp.(b)	3,362,650	5,104,856
Zhen Ding Technology Holding Ltd.(b)	5,093,950	18,205,965

		12,354,597,371

Thailand — 1.9%
Advanced Info Service PCL, NVDR	9,709,600	56,616,177
Airports of Thailand PCL, NVDR(b)	36,725,700	72,561,840
Amata Corp. PCL, NVDR	12,609,430	7,349,544
AP Thailand PCL, NVDR	33,674,090	8,769,649
Asset World Corp. PCL, NVDR(a)	52,918,100	7,108,632
B Grimm Power PCL, NVDR	7,830,000	11,227,897
Bangchak Corp. PCL, NVDR(b)	12,806,100	10,715,053
Bangkok Airways PCL, NVDR(a)(b)	15,376,700	5,674,375
Bangkok Chain Hospital PCL, NVDR	21,232,350	14,807,452
Bangkok Commercial Asset Management PCL, NVDR(b)	17,064,800	9,841,085
Bangkok Dusit Medical Services PCL, NVDR	83,423,100	60,514,419
Bangkok Expressway & Metro PCL, NVDR(b)	67,220,385	18,031,757
Bangkok Land PCL, NVDR(b)	163,175,000	5,467,432
Banpu PCL, NVDR(b)	36,573,500	12,478,360
BCPG PCL, NVDR(b)	11,512,125	5,282,426
Berli Jucker PCL, NVDR(b)	10,319,400	11,595,921
BTS Group Holdings PCL, NVDR(b)	73,025,500	21,291,374
Bumrungrad Hospital PCL, NVDR	3,777,800	15,571,279
Carabao Group PCL, NVDR	2,402,300	10,430,422
Central Pattana PCL, NVDR(b)	18,643,300	31,034,102
Central Retail Corp. PCL, NVDR(b)	16,310,417	17,305,791
CH Karnchang PCL, NVDR(b)	12,743,600	7,860,642
Charoen Pokphand Foods PCL, NVDR(b)	33,162,700	27,785,584
Chularat Hospital PCL, NVDR	73,829,000	8,467,919

S C H E D U L E O F I N V E S T M E N T S	35

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand (continued)
CK Power PCL, NVDR(b)	27,078,700	$4,698,658
Com7 PCL, NVDR	4,131,000	8,918,984
CP ALL PCL, NVDR	49,638,000	100,071,571
Delta Electronics Thailand PCL, NVDR(b)	2,739,300	49,601,544
Dynasty Ceramic PCL, NVDR(b)	69,902,720	6,679,605
Eastern Polymer Group PCL, NVDR(b)	14,848,400	5,800,798
Electricity Generating PCL, NVDR	2,162,600	12,135,278
Energy Absolute PCL, NVDR	13,437,000	27,281,139
Esso Thailand PCL, NVDR(a)(b)	18,584,600	4,544,083
GFPT PCL, NVDR(b)	9,765,400	3,752,608
Global Power Synergy PCL, NVDR(b)	6,033,300	15,570,057
Gulf Energy Development PCL, NVDR	25,356,544	32,821,763
Gunkul Engineering PCL, NVDR(b)	58,445,741	8,587,144
Hana Microelectronics PCL, NVDR(b)	5,660,200	12,371,772
Home Product Center PCL, NVDR	55,252,475	24,481,422
Indorama Ventures PCL, NVDR(b)	15,304,600	20,745,532
Intouch Holdings PCL, NVDR	13,002,025	34,480,509
IRPC PCL, NVDR(b)	97,478,400	12,008,643
Jasmine International PCL, NVDR(b)	63,122,600	5,713,145
KCE Electronics PCL, NVDR(b)	7,700,900	18,258,526
Khon Kaen Sugar Industry PCL, NVDR(a)(b)	26,009,886	2,985,700
Kiatnakin Phatra Bank PCL, NVDR	3,655,100	6,372,206
Krung Thai Bank PCL, NVDR	29,106,200	10,096,635
Krungthai Card PCL, NVDR(b)	7,348,900	15,091,406
Land & Houses PCL, NVDR	63,760,000	16,108,004
Major Cineplex Group PCL, NVDR(a)(b)	10,033,900	6,506,120
MBK PCL, NVDR(a)	10,920,200	4,808,311
Mega Lifesciences PCL, NVDR	4,466,000	6,782,167
Minor International PCL, NVDR(a)(b)	28,582,660	29,030,321
Muangthai Capital PCL, NVDR	6,733,700	13,508,962
Origin Property PCL, NVDR	13,059,000	3,983,812
Osotspa PCL, NVDR	8,310,400	9,403,966
Plan B Media PCL, NVDR(b)	24,011,100	4,606,100
Precious Shipping PCL, NVDR	7,004,000	5,009,227
Prima Marine PCL, NVDR(b)	13,893,700	3,015,001
PTG Energy PCL, NVDR(b)	10,907,800	6,185,533
PTT Exploration & Production PCL, NVDR(b)	11,857,801	40,921,740
PTT Global Chemical PCL, NVDR	19,919,000	39,500,846
PTT Oil & Retail Business PCL, NVDR(b)	25,704,500	24,087,665
PTT PCL, NVDR	87,860,100	104,055,675
Quality Houses PCL, NVDR	113,940,817	7,850,129
Ratch Group PCL, NVDR(b)	7,149,700	10,476,909
Ratchthani Leasing PCL, NVDR(b)	33,415,825	4,598,753
Regional Container Lines PCL, NVDR	3,168,700	5,840,903
RS PCL, NVDR(a)(b)	6,752,300	4,186,663
SCG Packaging PCL, NVDR(b)	10,709,800	23,250,930
Siam Cement PCL (The), NVDR	6,699,200	89,309,675
Siam Commercial Bank PCL (The), NVDR	6,843,000	22,574,992
Siamgas & Petrochemicals PCL, NVDR	11,003,100	3,921,971
Singha Estate PCL, NVDR(a)(b)	49,587,600	3,290,103
Sino-Thai Engineering & Construction PCL, NVDR(b)	12,759,728	5,297,465
Sri Trang Agro-Industry PCL, NVDR(b)	8,209,960	9,673,467
Sri Trang Gloves Thailand PCL, NVDR(b)	7,182,400	8,244,747
Srisawad Corp. PCL, NVDR(b)	6,848,649	15,229,045
Supalai PCL, NVDR	15,410,000	9,901,130
Super Energy Corp. PCL, NVDR(b)	184,715,600	5,555,474
Taokaenoi Food & Marketing PCL, Class R, NVDR(b)	6,408,900	1,478,872
Thai Oil PCL, NVDR(b)	9,921,100	15,268,131

Security	Shares	Value

Thailand (continued)
Thai Union Group PCL, NVDR	23,337,100	$14,408,075
Thai Vegetable Oil PCL, NVDR	6,060,300	6,113,662
Thanachart Capital PCL, NVDR(b)	3,667,000	4,175,834
Thonburi Healthcare Group PCL, NVDR(b)	7,071,200	6,855,658
Thoresen Thai Agencies PCL, NVDR(b)	13,239,200	6,807,946
TPI Polene PCL, NVDR(b)	69,672,300	3,889,477
True Corp. PCL, NVDR(b)	104,056,911	10,717,902
TTW PCL, NVDR(b)	24,798,800	9,155,533
WHA Corp. PCL, NVDR(b)	90,355,500	9,132,865

		1,535,577,621

Turkey — 0.4%
Akbank TAS	26,116,088	18,496,213
Aksa Akrilik Kimya Sanayii AS	2,006,691	4,708,262
Anadolu Efes Biracilik Ve Malt Sanayii AS	2,145,246	5,659,436
Aselsan Elektronik Sanayi Ve Ticaret AS	6,424,464	12,274,963
Bera Holding AS(a)	2,959,619	3,480,439
BIM Birlesik Magazalar AS	4,172,655	36,049,451
Coca-Cola Icecek AS	905,847	9,543,491
Dogan Sirketler Grubu Holding AS(b)	12,224,907	3,777,792
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	22,114,977	4,892,871
Enerjisa Enerji AS(c)	2,623,353	3,502,776
Eregli Demir ve Celik Fabrikalari TAS	12,493,879	28,262,230
Ford Otomotiv Sanayi AS	686,636	14,184,340
Gubre Fabrikalari TAS(a)(b)	573,323	3,574,436
Haci Omer Sabanci Holding AS(b)	8,146,617	10,276,428
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(a)(b)	10,019,070	9,372,737
KOC Holding AS	6,254,394	17,323,510
Koza Altin Isletmeleri AS(a)(b)	398,059	4,950,356
Koza Anadolu Metal Madencilik Isletmeleri AS(a)(b)	2,726,924	5,212,011
Mavi Giyim Sanayi Ve Ticaret AS, Class B(c)	396,448	2,713,985
Migros Ticaret AS(a)(b)	1,142,670	4,785,092
MLP Saglik Hizmetleri AS(a)(b)(c)	864,455	2,636,034
Pegasus Hava Tasimaciligi AS(a)(b)	421,441	3,577,675
Petkim Petrokimya Holding AS(a)(b)	13,598,767	10,135,142
Sok Marketler Ticaret AS	2,260,891	3,344,419
TAV Havalimanlari Holding AS(a)(b)	1,929,402	5,432,705
Tekfen Holding AS(b)	2,206,150	3,920,251
Turk Hava Yollari AO(a)	6,137,840	9,373,747
Turkcell Iletisim Hizmetleri AS	10,313,421	20,393,604
Turkiye Garanti Bankasi AS	19,474,912	23,099,611
Turkiye Is Bankasi AS, Class C	14,932,721	10,337,244
Turkiye Petrol Rafinerileri AS(a)	1,097,427	13,397,897
Turkiye Sinai Kalkinma Bankasi AS(b)	14,701,445	2,330,872
Turkiye Sise ve Cam Fabrikalari AS	13,133,663	14,055,143
Ulker Biskuvi Sanayi AS(b)	1,983,030	4,561,458
Yapi ve Kredi Bankasi AS(b)	29,544,487	9,378,638

		339,015,259

United Arab Emirates — 0.7%
Abu Dhabi Commercial Bank PJSC	24,065,453	49,203,423
Abu Dhabi Islamic Bank PJSC	11,253,688	17,274,429
Abu Dhabi National Oil Co. for Distribution PJSC	19,471,006	23,953,459
Air Arabia PJSC(a)	25,195,479	9,730,154
Aldar Properties PJSC	33,137,918	37,421,358
Amanat Holdings PJSC(a)	20,655,379	6,687,413
Aramex PJSC	7,990,591	8,722,310
DAMAC Properties Dubai Co. PJSC(a)	16,295,829	5,589,955
Dana Gas PJSC	41,592,233	12,328,644
Dubai Financial Market PJSC(a)	19,037,072	5,856,524

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® Core MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Arab Emirates (continued)
Dubai Investments PJSC	20,410,106	$10,152,888
Dubai Islamic Bank PJSC	13,357,605	18,536,886
Emaar Development PJSC(a)	5,508,149	5,917,665
Emaar Properties PJSC	29,728,822	33,925,052
Emirates NBD Bank PJSC	22,403,221	84,473,711
Emirates Telecommunications Group Co. PJSC	15,205,854	97,697,659
First Abu Dhabi Bank PJSC	37,224,513	172,281,753

		599,753,283

Total Common Stocks — 97.8% (Cost: $58,237,843,885)		78,841,010,847

Preferred Stocks

Brazil — 1.3%
Alpargatas SA, Preference Shares, NVS(a)	1,687,963	19,576,689
Azul SA, Preference Shares, NVS(a)	2,519,145	18,381,554
Banco ABC Brasil SA, Preference Shares, NVS	1,283,256	4,151,944
Banco Bradesco SA, Preference Shares, NVS	41,343,185	185,096,065
Banco do Estado do Rio Grande do Sul SA,
Class B, Preference Shares, NVS	2,114,009	5,102,273
Banco Pan SA, Preference Shares, NVS	2,920,327	10,617,728
Bradespar SA, Preference Shares, NVS	1,992,064	24,328,700
Braskem SA, Class A, Preference Shares, NVS(a)	1,356,788	17,315,394
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	2,128,735	15,549,300
Cia. de Saneamento do Parana, Preference Shares, NVS	2,786,686	2,107,206
Cia. Energetica de Minas Gerais, Preference Shares, NVS	8,179,882	21,371,975
Cia. Energetica de Sao Paulo, Class B, Preference Shares, NVS	1,916,400	8,687,324
Cia. Paranaense de Energia, Preference Shares, NVS	8,305,039	10,986,011
Gerdau SA, Preference Shares, NVS	9,824,081	53,805,596
Gol Linhas Aereas Inteligentes SA, Preference Shares, NVS(a)	1,860,349	7,181,203
Itau Unibanco Holding SA, Preference Shares, NVS	41,724,907	249,665,163
Itausa SA, Preference Shares, NVS	38,203,500	85,408,923
Lojas Americanas SA, Preference Shares, NVS	7,576,165	8,732,487
Marcopolo SA, Preference Shares, NVS	5,869,845	3,155,831
Metalurgica Gerdau SA, Preference Shares, NVS	7,044,931	17,616,415
Petroleo Brasileiro SA, Preference Shares, NVS	41,033,404	215,768,982
Randon SA Implementos e Participacoes, Preference Shares, NVS	2,281,925	5,114,781
Unipar Carbocloro SA, Preference Shares, NVS	563,442	9,853,806

		999,575,350

Chile — 0.1%
Embotelladora Andina SA, Class B, Preference Shares	4,316,460	10,257,829
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares, NVS	1,184,080	61,941,012

		72,198,841

Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	4,081,034	33,998,240

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS	60,034,277	31,667,503

Security	Shares	Value

South Korea — 0.6%
Hyundai Motor Co. Preference Shares, NVS	187,439	$16,527,470
Series 2, Preference Shares, NVS	308,295	26,330,549
LG Chem Ltd., Preference Shares, NVS	66,520	19,789,622
LG Household & Health Care Ltd., Preference Shares, NVS	16,997	10,064,727
Samsung Electronics Co. Ltd., Preference Shares, NVS	7,120,621	434,119,102

		506,831,470

Total Preferred Stocks — 2.1% (Cost: $1,374,090,338)		1,644,271,404

Rights

Hong Kong — 0.0%
Tongda Group Holdings Ltd. (Expires 09/06/21)(a)	20,670,000	26,577

Thailand — 0.0%
Banpu Public Co. (Expires 09/15/21)(a)	12,541,400	2,334,550

Total Rights — 0.0% (Cost: $2,479,864)		2,361,127

Warrants

Thailand — 0.0%
BTS Group Holdings PCL (Expires 07/22/22)(a)	26,033,945	8

Total Warrants — 0.0% (Cost: $0)		8

Short-Term Investments

Money Market Funds — 4.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(h)(i)(j)	3,766,560,053	3,768,443,333
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(h)(i)	179,420,000	179,420,000

		3,947,863,333

Total Short-Term Investments — 4.9% (Cost: $3,946,970,452)		3,947,863,333

Total Investments in Securities — 104.8% (Cost: $63,561,384,539)		84,435,506,719

Other Assets, Less Liabilities — (4.8)%		(3,836,184,589)

Net Assets — 100.0%		$80,599,322,130

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,569,189, representing less than 0.05% of its net assets as of period end, and an original cost of $35,983,750.

(h)	Affiliate of the Fund.

S C H E D U L E O F I N V E S T M E N T S	37

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® Core MSCI Emerging Markets ETF

(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$2,395,950,043	$1,373,619,643	(a)	$—		$(456,438)	$(669,915)	$3,768,443,333	3,766,560,053	$59,076,538	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	590,951,000	—		(411,531,000	)(a)	—	—	179,420,000	179,420,000	162,315		—

						$(456,438)	$(669,915)	$3,947,863,333		$59,238,853		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	1,462	09/17/21	$94,972	$1,944,386

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,944,386

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$164,570,454

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(72,948,000)

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® Core MSCI Emerging Markets ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$284,046,548

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$15,229,455,328	$63,596,790,777	$14,764,742	$78,841,010,847
Preferred Stocks	1,105,772,431	538,498,973	—	1,644,271,404
Rights	26,577	2,334,550	—	2,361,127
Warrants	—	8	—	8
Money Market Funds	3,947,863,333	—	—	3,947,863,333

	$20,283,117,669	$64,137,624,308	$14,764,742	$84,435,506,719

Derivative financial instruments(a)
Assets
Futures Contracts	$1,944,386	$—	$—	$1,944,386

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments August 31, 2021	iShares® MSCI BRIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 6.7%
Ambev SA	157,866	$522,068
Americanas SA(a)	13,641	109,111
Atacadao SA	16,947	59,486
B3 SA - Brasil, Bolsa, Balcao	206,731	562,525
Banco Bradesco SA	51,471	198,486
Banco BTG Pactual SA	42,716	233,456
Banco do Brasil SA	22,806	134,213
Banco Inter SA	12,348	161,884
Banco Santander Brasil SA	14,427	117,016
BB Seguridade Participacoes SA	18,900	69,667
BRF SA(a)	21,798	98,729
CCR SA	38,745	91,790
Centrais Eletricas Brasileiras SA	14,805	107,742
Cia. de Saneamento Basico do Estado de Sao Paulo	10,773	75,274
Cia. Siderurgica Nacional SA	25,200	169,891
Cosan SA	38,430	163,878
CPFL Energia SA	9,387	52,719
Energisa SA	7,938	68,115
Engie Brasil Energia SA	10,479	76,098
Equatorial Energia SA	31,500	155,039
Hapvida Participacoes e Investimentos SA(b)	38,997	111,015
Hypera SA	14,805	101,844
JBS SA	35,332	212,984
Klabin SA(a)	22,428	114,118
Localiza Rent a Car SA	22,194	238,044
Lojas Renner SA	32,323	237,915
Magazine Luiza SA	107,667	379,795
Natura & Co. Holding SA(a)	33,258	332,014
Notre Dame Intermedica Participacoes SA	19,845	306,802
Petrobras Distribuidora SA	41,271	217,018
Petroleo Brasileiro SA	132,678	716,402
Raia Drogasil SA	39,572	195,610
Rede D’Or Sao Luiz SA(b)	8,517	113,356
Rumo SA(a)	45,108	163,306
Suzano SA(a)	27,924	329,420
Telefonica Brasil SA	14,931	126,273
TIM SA	37,939	91,421
TOTVS SA	21,357	163,560
Ultrapar Participacoes SA	25,200	70,374
Vale SA	142,157	2,712,940
Via S/A(a)	44,100	88,613
WEG SA	61,183	420,760

		10,670,771

China — 62.5%
21Vianet Group Inc., ADR(a)	3,717	73,559
360 DigiTech Inc.(a)(c)	3,078	70,178
360 Security Technology Inc., Class A(a)	25,231	46,526
3SBio Inc.(a)(b)	31,500	35,092
51job Inc., ADR(a)	1,134	87,091
AAC Technologies Holdings Inc.	29,500	163,538
Advanced Micro-Fabrication Equipment Inc., Class A(a)	2,900	74,072
AECC Aviation Power Co. Ltd., Class A	6,300	66,484
Agora Inc., ADR(a)	1,733	58,783
Agricultural Bank of China Ltd., Class A	151,200	69,337
Agricultural Bank of China Ltd., Class H	882,000	295,680
Aier Eye Hospital Group Co. Ltd., Class A	13,691	89,657
Air China Ltd., Class H(a)	126,000	84,504
Akeso Inc.(a)(b)	11,000	56,972

Security	Shares	Value

China (continued)
Alibaba Group Holding Ltd.(a)	539,120	$11,288,953
Alibaba Health Information Technology Ltd.(a)	160,000	264,093
Alibaba Pictures Group Ltd.(a)(c)	630,000	67,146
A-Living Smart City Services Co. Ltd.(b)	15,750	62,596
Aluminum Corp. of China Ltd., Class A(a)	37,800	45,700
Aluminum Corp. of China Ltd., Class H(a)	126,000	91,432
Anhui Conch Cement Co. Ltd., Class A	5,300	32,817
Anhui Conch Cement Co. Ltd., Class H	53,500	289,468
Anhui Gujing Distillery Co. Ltd., Class B	6,300	76,881
ANTA Sports Products Ltd.	39,040	801,915
Autohome Inc., ADR	2,457	108,747
AVIC Electromechanical Systems Co. Ltd., Class A	12,600	27,336
AVIC Industry-Finance Holdings Co. Ltd., Class A	25,299	15,514
AviChina Industry & Technology Co. Ltd., Class H	92,000	76,982
Baidu Inc., ADR(a)	9,639	1,513,516
Bank of Beijing Co. Ltd., Class A	70,590	47,453
Bank of Chengdu Co. Ltd., Class A	25,200	47,219
Bank of China Ltd., Class A	75,600	35,491
Bank of China Ltd., Class H	2,709,000	949,324
Bank of Communications Co. Ltd., Class A	88,200	60,393
Bank of Communications Co. Ltd., Class H	189,200	108,658
Bank of Hangzhou Co. Ltd., Class A	25,299	52,440
Bank of Jiangsu Co. Ltd., Class A	64,160	63,847
Bank of Nanjing Co. Ltd., Class A	44,100	64,049
Bank of Ningbo Co. Ltd., Class A	18,900	94,554
Bank of Shanghai Co. Ltd., Class A	50,490	56,400
Baoshan Iron & Steel Co. Ltd., Class A	44,100	69,610
Baozun Inc., ADR(a)	2,282	54,951
BBMG Corp., Class A	25,200	10,581
BeiGene Ltd., ADR(a)	1,638	504,995
Beijing Capital International Airport Co. Ltd., Class H(a)	126,000	75,853
Beijing Dabeinong Technology Group Co. Ltd., Class A	18,900	21,834
Beijing Enlight Media Co. Ltd., Class A	12,600	18,195
Beijing Enterprises Water Group Ltd.	126,000	51,967
Beijing Kingsoft Office Software Inc., Class A	378	14,613
Beijing New Building Materials PLC, Class A	6,300	32,294
Beijing Originwater Technology Co. Ltd., Class A	14,800	17,374
Beijing Roborock Technology Co. Ltd., Class A	358	50,477
Beijing Sinnet Technology Co. Ltd., Class A	12,600	27,320
Beijing Yanjing Brewery Co. Ltd., Class A	25,200	26,032
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	88,200	64,914
Bilibili Inc., ADR(a)(c)	5,922	475,122
BOC Aviation Ltd.(b)	6,300	47,229
BOE Technology Group Co. Ltd., Class A	100,800	90,828
Bosideng International Holdings Ltd.	126,000	102,861
Brilliance China Automotive Holdings Ltd.	115,200	44,467
Brilliance China Automotive Holdings Ltd., ADR(a)	543	2,096
Burning Rock Biotech Ltd., ADR(a)	1,386	25,821
BYD Co. Ltd., Class A	2,500	107,642
BYD Co. Ltd., Class H	30,500	1,025,383
BYD Electronic International Co. Ltd.(c)	29,500	134,945
Caitong Securities Co. Ltd., Class A	12,600	20,260
CanSino Biologics Inc., Class H(a)(b)(c)	2,600	102,749
CGN Power Co. Ltd., Class H(b)	315,000	69,640
Changchun High & New Technology Industry Group Inc., Class A	810	32,036
Changjiang Securities Co. Ltd., Class A	31,500	36,497
Chaozhou Three-Circle Group Co. Ltd., Class A	6,300	36,704
China Aoyuan Group Ltd.	63,000	37,666
China Baoan Group Co. Ltd., Class A	6,300	27,341

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI BRIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Bohai Bank Co. Ltd., Class H(b)	128,500	$52,210
China Cinda Asset Management Co. Ltd., Class H	126,000	22,347
China CITIC Bank Corp. Ltd., Class H	252,000	115,851
China Communications Services Corp. Ltd., Class H	54,800	29,121
China Conch Venture Holdings Ltd.	63,000	257,848
China Construction Bank Corp., Class A	18,900	17,122
China Construction Bank Corp., Class H	3,339,370	2,406,209
China East Education Holdings Ltd.(b)	31,500	33,797
China Eastern Airlines Corp. Ltd., Class A(a)	31,500	22,936
China Education Group Holdings Ltd.	31,000	58,610
China Everbright Bank Co. Ltd., Class A	100,800	52,300
China Everbright Environment Group Ltd.	126,000	87,112
China Evergrande Group(c)	63,000	35,353
China Feihe Ltd.(b)	128,000	231,299
China Fortune Land Development Co. Ltd., Class A(a)	8,650	5,078
China Galaxy Securities Co. Ltd., Class H	126,000	70,731
China Gas Holdings Ltd.	102,000	295,250
China Greatwall Technology Group Co. Ltd., Class A	12,600	28,673
China Hongqiao Group Ltd.	94,500	140,164
China Huarong Asset Management Co. Ltd., Class H(a)(b)(d)	448,000	44,066
China Huishan Dairy Holdings Co. Ltd.(a)(d)	51,450	0	(e)
China International Capital Corp. Ltd., Class H(b)	50,400	117,194
China Jinmao Holdings Group Ltd.	184,000	59,819
China Jushi Co. Ltd., Class A	16,373	44,508
China Lesso Group Holdings Ltd.	63,000	134,842
China Life Insurance Co. Ltd., Class A	5,493	24,559
China Life Insurance Co. Ltd., Class H	285,000	477,874
China Literature Ltd.(a)(b)(c)	12,600	105,984
China Longyuan Power Group Corp. Ltd., Class H	136,000	277,188
China Medical System Holdings Ltd.	63,000	123,654
China Mengniu Dairy Co. Ltd.	112,000	673,653
China Merchants Bank Co. Ltd., Class A	44,100	334,549
China Merchants Bank Co. Ltd., Class H	141,456	1,166,673
China Merchants Energy Shipping Co. Ltd., Class A	30,240	20,331
China Merchants Port Holdings Co. Ltd.	86,000	144,680
China Merchants Property Operation & Service Co. Ltd., Class A	6,300	12,009
China Merchants Securities Co. Ltd., Class A	18,450	51,891
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	13,781	21,245
China Minsheng Banking Corp. Ltd., Class A	63,000	38,757
China Minsheng Banking Corp. Ltd., Class H	126,000	52,621
China Molybdenum Co. Ltd., Class A	12,600	15,254
China Molybdenum Co. Ltd., Class H	177,000	138,089
China National Building Material Co. Ltd., Class H	162,000	221,227
China National Nuclear Power Co. Ltd., Class A	56,700	48,134
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	12,600	113,186
China Oilfield Services Ltd., Class H	68,000	59,067
China Overseas Land & Investment Ltd.	126,300	290,956
China Pacific Insurance Group Co. Ltd., Class A	18,900	77,054
China Pacific Insurance Group Co. Ltd., Class H	88,200	248,580
China Petroleum & Chemical Corp., Class A	31,500	20,761
China Petroleum & Chemical Corp., Class H	882,600	424,652
China Power International Development Ltd.	206,000	83,184
China Railway Group Ltd., Class A	18,900	16,480
China Railway Group Ltd., Class H	126,000	60,344
China Renewable Energy Investment Ltd.(d)	7,709	0	(e)
China Resources Beer Holdings Co. Ltd.	38,000	312,488

Security	Shares	Value

China (continued)
China Resources Cement Holdings Ltd.	116,000	$113,737
China Resources Gas Group Ltd.	15,000	91,032
China Resources Land Ltd.	126,444	469,653
China Resources Mixc Lifestyle Services Ltd.(b)	13,200	69,275
China Resources Pharmaceutical Group Ltd.(b)	63,000	32,764
China Resources Power Holdings Co. Ltd.	74,200	182,333
China Shenhua Energy Co. Ltd., Class A	18,900	58,549
China Shenhua Energy Co. Ltd., Class H	126,000	278,625
China Southern Airlines Co. Ltd., Class A(a)	69,300	61,825
China State Construction Engineering Corp. Ltd., Class A	113,400	84,326
China State Construction International Holdings Ltd.	18,000	14,557
China Taiping Insurance Holdings Co. Ltd.	50,440	73,697
China Tourism Group Duty Free Corp. Ltd., Class A	4,000	141,647
China Tower Corp. Ltd., Class H(b)	1,134,000	148,743
China Traditional Chinese Medicine Holdings Co. Ltd.(a)	126,000	59,973
China Vanke Co. Ltd., Class A	27,138	83,221
China Vanke Co. Ltd., Class H	50,401	135,990
China Yangtze Power Co. Ltd., Class A	44,156	132,283
Chinasoft International Ltd.	126,000	213,525
Chindata Group Holdings Ltd., ADR(a)	1,827	21,705
Chongqing Changan Automobile Co. Ltd., Class A	17,640	56,378
Chongqing Rural Commercial Bank Co. Ltd., Class H	126,000	48,201
Chongqing Zhifei Biological Products Co. Ltd., Class A	4,300	117,901
CIFI Ever Sunshine Services Group Ltd.	28,000	57,841
CIFI Holdings Group Co. Ltd.	126,000	84,700
CITIC Ltd.	209,000	259,668
CITIC Securities Co. Ltd., Class A	25,200	100,273
CITIC Securities Co. Ltd., Class H	63,000	159,565
Contemporary Amperex Technology Co. Ltd., Class A	5,400	414,870
COSCO SHIPPING Holdings Co. Ltd., Class A(a)	24,570	78,888
COSCO SHIPPING Holdings Co. Ltd., Class H(a)(c)	122,849	231,864
COSCO SHIPPING Ports Ltd.	126,000	104,781
Country Garden Holdings Co. Ltd.	258,046	285,218
Country Garden Services Holdings Co. Ltd.	57,000	434,950
CSC Financial Co. Ltd., Class A	12,600	54,618
CSPC Pharmaceutical Group Ltd.	328,160	416,304
Dada Nexus Ltd., ADR(a)	1,764	41,772
Dali Foods Group Co. Ltd.(b)	94,500	52,976
Daqo New Energy Corp., ADR(a)(c)	2,417	148,186
DHC Software Co. Ltd., Class A	12,600	14,935
DiDi Global Inc.(a)(c)	4,977	40,911
Dongfang Electric Corp. Ltd., Class A	12,600	30,905
Dongfeng Motor Group Co. Ltd., Class H	126,000	137,969
Dongxing Securities Co. Ltd., Class A	25,299	43,550
East Money Information Co. Ltd., Class A	24,412	117,108
ENN Energy Holdings Ltd.	25,900	512,500
ENN Natural Gas Co. Ltd., Class A	33,800	107,149
Eve Energy Co. Ltd., Class A	7,200	114,088
Everbright Securities Co. Ltd., Class A	12,697	31,258
Fangda Carbon New Material Co. Ltd., Class A	15,440	30,922
Far East Horizon Ltd.	63,000	71,607
Fiberhome Telecommunication Technologies Co. Ltd., Class A	6,300	17,752
Financial Street Holdings Co. Ltd., Class A	12,600	12,646
First Capital Securities Co. Ltd., Class A	12,600	12,492
Focus Media Information Technology Co. Ltd., Class A	44,139	49,226
Foshan Haitian Flavouring & Food Co. Ltd., Class A	10,174	149,947
Fosun International Ltd.	63,000	79,688
Founder Securities Co. Ltd., Class A	37,899	50,103

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) August 31, 2021	iShares® MSCI BRIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Foxconn Industrial Internet Co. Ltd., Class A	25,200	$44,820
Fujian Sunner Development Co. Ltd., Class A	6,300	17,271
Fuyao Glass Industry Group Co. Ltd., Class A	6,300	46,753
Fuyao Glass Industry Group Co. Ltd., Class H(b)	23,600	145,230
Ganfeng Lithium Co. Ltd., Class H(b)	12,600	290,299
Gaotu Techedu Inc.(a)(c)	4,383	12,623
GDS Holdings Ltd., ADR(a)	3,276	191,580
Geely Automobile Holdings Ltd.	189,000	684,978
GEM Co. Ltd., Class A	18,999	39,589
Gemdale Corp., Class A	12,600	20,340
Genscript Biotech Corp.(a)	42,000	199,678
GF Securities Co. Ltd., Class A	25,200	74,060
GF Securities Co. Ltd., Class H	25,200	44,781
GoerTek Inc., Class A	12,600	90,863
GOME Retail Holdings Ltd.(a)(c)	447,400	48,342
Great Wall Motor Co. Ltd., Class A	6,300	64,542
Great Wall Motor Co. Ltd., Class H	94,500	435,864
Greenland Holdings Corp. Ltd., Class A	33,178	22,862
Greentown China Holdings Ltd.	31,500	48,320
Greentown Service Group Co. Ltd.	56,000	59,907
Guangdong Haid Group Co. Ltd., Class A	6,300	62,753
Guangdong Investment Ltd.	126,000	174,986
Guanghui Energy Co. Ltd., Class A(a)	44,100	42,701
Guangzhou Automobile Group Co. Ltd., Class H	126,235	127,096
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	12,600	57,506
Guangzhou R&F Properties Co. Ltd., Class H	50,400	42,972
Guosen Securities Co. Ltd., Class A	25,200	47,633
Guotai Junan Securities Co. Ltd., Class A	31,500	86,652
Guoyuan Securities Co. Ltd., Class A	18,120	22,096
Haidilao International Holding Ltd.(b)(c)	30,000	122,435
Haier Smart Home Co. Ltd., Class A	18,979	79,500
Haier Smart Home Co. Ltd., Class H	63,000	237,321
Haitian International Holdings Ltd.	28,000	107,285
Haitong Securities Co. Ltd., Class A	18,900	37,224
Haitong Securities Co. Ltd., Class H	75,600	69,849
Hangzhou Tigermed Consulting Co. Ltd., Class A	100	2,081
Hangzhou Tigermed Consulting Co. Ltd., Class H(b)	6,300	111,785
Hansoh Pharmaceutical Group Co. Ltd.(b)	50,000	136,327
Hello Group Inc., ADR	6,597	86,685
Henan Shuanghui Investment & Development Co. Ltd., Class A	6,300	23,539
Hengan International Group Co. Ltd.	31,500	182,419
Hengli Petrochemical Co. Ltd., Class A	12,600	51,132
HengTen Networks Group Ltd.(a)(c)	108,000	53,000
Hengyi Petrochemical Co. Ltd., Class A	14,730	26,726
Hesteel Co. Ltd., Class A	31,500	15,225
Hopson Development Holdings Ltd.	23,900	93,111
Huaan Securities Co. Ltd., Class A	12,660	10,590
Huadian Power International Corp. Ltd., Class A	18,900	11,333
Huadong Medicine Co. Ltd., Class A	6,300	30,062
Hualan Biological Engineering Inc., Class A	2,250	10,264
Huaneng Power International Inc., Class A	37,800	32,479
Huaneng Power International Inc., Class H	126,000	60,753
Huatai Securities Co. Ltd., Class A	25,200	63,960
Huatai Securities Co. Ltd., Class H(b)	12,600	18,074
Huaxia Bank Co. Ltd., Class A	31,500	27,319
Huaxin Cement Co. Ltd., Class A	6,300	18,837
Huayu Automotive Systems Co. Ltd., Class A	6,999	25,143
Huazhu Group Ltd., ADR(a)	6,489	313,354

Security	Shares	Value

China (continued)
Hubei Biocause Pharmaceutical Co. Ltd., Class A	31,500	$17,221
Hunan Valin Steel Co. Ltd., Class A	18,900	22,828
HUYA Inc., ADR(a)(c)	3,213	34,347
Iflytek Co. Ltd., Class A	6,329	51,348
I-Mab, ADR(a)	1,159	82,196
Industrial & Commercial Bank of China Ltd., Class A	126,000	90,140
Industrial & Commercial Bank of China Ltd., Class H	1,966,050	1,094,843
Industrial Bank Co. Ltd., Class A	44,100	126,323
Industrial Securities Co. Ltd., Class A	31,500	48,517
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	100,800	58,730
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	18,900	17,012
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	18,900	99,729
Innovent Biologics Inc.(a)(b)	31,500	254,351
Inspur Electronic Information Industry Co. Ltd., Class A	8,983	41,728
iQIYI Inc., ADR(a)	9,785	88,652
JD Health International Inc.(a)(b)(c)	12,600	117,889
JD.com Inc., ADR(a)	31,068	2,440,702
Jiangsu Eastern Shenghong Co. Ltd., Class A	6,300	31,607
Jiangsu Hengli Hydraulic Co. Ltd., Class A	6,300	92,813
Jiangsu Hengrui Medicine Co. Ltd., Class A	15,168	106,288
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	4,600	119,581
Jiangsu Zhongnan Construction Group Co. Ltd., Class A	31,500	22,733
Jiangsu Zhongtian Technology Co. Ltd., Class A	12,600	15,861
Jiangxi Copper Co. Ltd., Class H	59,000	119,382
Jiangxi Zhengbang Technology Co. Ltd., Class A	12,600	16,705
Jinke Properties Group Co. Ltd., Class A	12,600	9,360
Jiumaojiu International Holdings Ltd.(b)	28,000	93,976
JOYY Inc., ADR	2,038	129,005
Kaisa Group Holdings Ltd.	126,000	41,941
KE Holdings Inc., ADR(a)	13,030	235,713
Kingboard Holdings Ltd.	31,500	154,883
Kingboard Laminates Holdings Ltd.	31,500	61,944
Kingdee International Software Group Co. Ltd.(a)	95,000	345,930
Kingsoft Cloud Holdings Ltd., ADR(a)(c)	2,205	70,979
Kingsoft Corp. Ltd.	34,000	136,387
Kuaishou Technology(a)(b)	10,000	109,112
Kunlun Energy Co. Ltd.	126,000	133,263
Kweichow Moutai Co. Ltd., Class A	2,900	700,675
KWG Group Holdings Ltd.	63,000	66,326
Lee & Man Paper Manufacturing Ltd.	63,000	55,292
Lenovo Group Ltd.	252,000	277,964
Lens Technology Co. Ltd., Class A	12,600	46,012
Lepu Medical Technology Beijing Co. Ltd., Class A	6,300	25,206
Li Auto Inc., ADR(a)	19,404	598,807
Li Ning Co. Ltd.	87,000	1,166,650
Lingyi iTech Guangdong Co., Class A	31,500	32,635
Logan Group Co. Ltd.	63,000	75,094
Longfor Group Holdings Ltd.(b)	63,000	272,621
LONGi Green Energy Technology Co. Ltd., Class A	13,020	180,666
Lufax Holding Ltd., ADR(a)	9,072	78,654
Luxshare Precision Industry Co. Ltd., Class A	19,402	101,652
Luzhou Laojiao Co. Ltd., Class A	4,600	121,438
Mango Excellent Media Co. Ltd., Class A	6,300	44,673
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(a)	11,053	12,139
Meituan, Class B(a)(b)	144,900	4,633,114
Metallurgical Corp. of China Ltd., Class A	69,300	53,876
Microport Scientific Corp.	25,000	155,071
Midea Group Co. Ltd., Class A	6,300	64,473

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI BRIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Ming Yuan Cloud Group Holdings Ltd.	15,000	$52,121
Minth Group Ltd.	32,000	132,809
Muyuan Foods Co. Ltd., Class A	11,778	77,170
NanJi E-Commerce Co. Ltd., Class A	12,600	15,412
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	2,535	11,298
Nanjing Securities Co. Ltd., Class A	12,600	20,482
NARI Technology Co. Ltd., Class A	15,120	81,963
National Silicon Industry Group Co. Ltd., Class A(a)	13,377	62,159
NavInfo Co. Ltd., Class A(a)	19,308	33,216
NetEase Inc., ADR	14,449	1,407,622
New China Life Insurance Co. Ltd., Class A	6,300	39,670
New China Life Insurance Co. Ltd., Class H	25,200	74,182
New Hope Liuhe Co. Ltd., Class A(a)	12,600	21,351
New Oriental Education & Technology Group Inc., ADR(a)	59,224	133,846
Nine Dragons Paper Holdings Ltd.	63,000	86,065
NIO Inc., ADR(a)	48,258	1,897,022
Noah Holdings Ltd., ADR(a)	1,260	49,115
Nongfu Spring Co. Ltd., Class H(b)	14,600	77,263
Offcn Education Technology Co. Ltd., Class A(a)	6,300	10,282
Offshore Oil Engineering Co. Ltd., Class A	12,624	8,861
OFILM Group Co. Ltd., Class A	6,300	7,283
Orient Securities Co. Ltd., Class A	18,900	43,806
Pacific Securities Co. Ltd. (The), Class A(a)	25,200	12,736
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A(a)	31,500	22,842
People’s Insurance Co. Group of China Ltd. (The), Class A	36,900	29,392
People’s Insurance Co. Group of China Ltd. (The), Class H	126,000	38,868
Perfect World Co. Ltd., Class A	9,550	19,839
PetroChina Co. Ltd., Class A	31,500	24,081
PetroChina Co. Ltd., Class H	756,000	330,236
Pharmaron Beijing Co. Ltd., Class H(b)	6,300	139,779
PICC Property & Casualty Co. Ltd., Class H	252,322	228,127
Pinduoduo Inc., ADR(a)	15,805	1,580,816
Ping An Bank Co. Ltd., Class A	44,100	121,534
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	19,500	144,116
Ping An Insurance Group Co. of China Ltd., Class A	25,300	195,774
Ping An Insurance Group Co. of China Ltd., Class H	221,000	1,711,220
Poly Developments and Holdings Group Co. Ltd., Class A	31,500	55,558
Postal Savings Bank of China Co. Ltd., Class H(b)	315,000	226,933
Power Construction Corp. of China Ltd., Class A	37,800	36,359
RiseSun Real Estate Development Co. Ltd., Class A	31,500	23,165
RLX Technology Inc., ADR(a)(c)	14,616	75,126
Rongsheng Petrochemical Co. Ltd., Class A	28,600	82,696
SAIC Motor Corp. Ltd., Class A	12,600	37,725
Sanan Optoelectronics Co. Ltd., Class A	12,694	71,467
Sany Heavy Industry Co. Ltd., Class A	18,953	77,019
SDIC Capital Co. Ltd., Class A	38,304	55,357
SDIC Power Holdings Co. Ltd., Class A	25,299	35,509
Sealand Securities Co. Ltd., Class A	50,500	32,400
Seazen Group Ltd.	126,000	111,596
Seazen Holdings Co. Ltd., Class A	6,300	32,832
SF Holding Co. Ltd., Class A	12,600	112,575
Shaanxi Coal Industry Co. Ltd., Class A	39,005	82,776
Shandong Gold Mining Co. Ltd., Class A	8,780	24,523
Shandong Gold Mining Co. Ltd., Class H(b)(c)	31,500	50,902
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	8,340	47,048

Security	Shares	Value

China (continued)
Shandong Nanshan Aluminum Co. Ltd., Class A	63,000	$56,313
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	28,000	46,072
Shanghai Baosight Software Co. Ltd., Class A	90	980
Shanghai Construction Group Co. Ltd., Class A	56,700	24,328
Shanghai Electric Group Co. Ltd., Class A	63,000	47,750
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	23,000	147,548
Shanghai International Port Group Co. Ltd., Class A	50,400	43,643
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	37,876	34,031
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	12,600	37,477
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	18,900	37,494
Shanghai Pudong Development Bank Co. Ltd., Class A	50,400	70,674
Shanghai RAAS Blood Products Co. Ltd., Class A	36,900	39,677
Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	12,600	19,901
Shanxi Coking Coal Energy Group Co. Ltd., Class A	16,500	29,389
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	13,852	34,068
Shanxi Meijin Energy Co. Ltd., Class A(a)	12,600	27,115
Shanxi Securities Co. Ltd., Class A	18,060	18,326
Shanxi Taigang Stainless Steel Co. Ltd., Class A	37,800	59,070
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	3,760	161,879
Shenergy Co. Ltd., Class A	44,100	44,483
Shenghe Resources Holding Co. Ltd., Class A	6,300	27,322
Shengyi Technology Co. Ltd., Class A	6,300	22,922
Shenwan Hongyuan Group Co. Ltd., Class A	100,894	73,487
Shenzhen Energy Group Co. Ltd., Class A	14,020	16,957
Shenzhen Inovance Technology Co. Ltd., Class A	10,097	111,234
Shenzhen International Holdings Ltd.	31,500	41,106
Shenzhen Investment Ltd.	126,000	37,400
Shenzhen Kaifa Technology Co. Ltd., Class A	6,300	15,572
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	3,100	157,907
Shenzhen Overseas Chinese Town Co. Ltd., Class A	25,200	26,297
Shenzhou International Group Holdings Ltd.	31,500	682,798
Shimao Group Holdings Ltd.	31,500	65,089
Sichuan Chuantou Energy Co. Ltd., Class A	20,105	35,450
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	6,300	17,763
Sinolink Securities Co. Ltd., Class A	6,300	10,721
Sinopec Shanghai Petrochemical Co. Ltd., Class A	25,200	13,224
Sinopharm Group Co. Ltd., Class H	50,400	129,705
Sinotrans Ltd., Class A	37,800	29,088
Sinotruk Hong Kong Ltd.	31,500	62,063
Smoore International Holdings Ltd.(b)	46,000	246,891
Songcheng Performance Development Co. Ltd., Class A	11,980	28,355
SooChow Securities Co. Ltd., Class A	18,240	26,721
Southwest Securities Co. Ltd., Class A	63,000	50,076
Sun Art Retail Group Ltd.	63,000	38,221
Sunac China Holdings Ltd.	110,000	281,250
Sunac Services Holdings Ltd.(a)(b)	24,000	62,525
Suning.com Co. Ltd., Class A(a)	25,200	20,616
Sunny Optical Technology Group Co. Ltd.	25,300	765,618
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	6,300	18,718
TAL Education Group, ADR(a)	14,679	78,092
TBEA Co. Ltd., Class A	12,600	47,875
TCL Technology Group Corp., Class A	37,800	41,742
Tencent Holdings Ltd.	205,200	12,673,720
Tencent Music Entertainment Group, ADR(a)	23,878	211,082

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) August 31, 2021	iShares® MSCI BRIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	12,600	$105,348
Tianma Microelectronics Co. Ltd., Class A	12,600	27,617
Tianshui Huatian Technology Co. Ltd., Class A	25,200	49,759
Tingyi Cayman Islands Holding Corp.	96,000	170,952
Tongcheng-Elong Holdings Ltd.(a)	25,200	58,746
TongFu Microelectronics Co. Ltd., Class A	6,300	20,099
Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	6,300	10,230
Tongling Nonferrous Metals Group Co. Ltd., Class A	69,300	45,509
Tongwei Co. Ltd., Class A	12,695	120,125
Topsports International Holdings Ltd.(b)	63,000	83,067
Transfar Zhilian Co. Ltd., Class A	12,600	16,948
TravelSky Technology Ltd., Class H	57,000	106,775
Trip.com Group Ltd., ADR(a)	18,018	549,369
Tsingtao Brewery Co. Ltd., Class H	22,000	180,014
Uni-President China Holdings Ltd.	63,000	59,545
Unisplendour Corp. Ltd., Class A	8,780	32,316
Up Fintech Holding Ltd., ADR(a)	2,457	33,857
Venus MedTech Hangzhou Inc., Class H(a)(b)	8,500	40,233
Vipshop Holdings Ltd., ADR(a)	16,065	237,601
Walvax Biotechnology Co. Ltd., Class A	6,300	75,784
Wanhua Chemical Group Co. Ltd., Class A	7,000	115,545
Want Want China Holdings Ltd.	126,000	85,624
Weibo Corp., ADR(a)	2,263	114,327
Weichai Power Co. Ltd., Class A	14,600	45,407
Weichai Power Co. Ltd., Class H	63,100	159,223
Weimob Inc.(a)(b)	63,000	92,350
Wens Foodstuffs Group Co. Ltd., Class A	15,440	31,059
Western Securities Co. Ltd., Class A	37,800	47,713
Wharf Holdings Ltd. (The)	63,000	212,629
Will Semiconductor Co. Ltd. Shanghai, Class A	2,500	93,826
Wingtech Technology Co. Ltd., Class A	3,000	55,474
Winning Health Technology Group Co. Ltd., Class A	6,350	13,971
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	6,300	16,638
Wuliangye Yibin Co. Ltd., Class A	9,800	306,908
WUS Printed Circuit Kunshan Co. Ltd., Class A	13,860	24,019
WuXi AppTec Co. Ltd., Class A	6,328	130,389
WuXi AppTec Co. Ltd., Class H(b)	12,687	253,017
Wuxi Biologics Cayman Inc., New(a)(b)	124,000	1,919,762
XCMG Construction Machinery Co. Ltd., Class A	43,000	43,376
Xiamen C & D Inc., Class A	12,600	15,186
Xiaomi Corp., Class B(a)(b)	516,600	1,665,215
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	18,953	42,883
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	25,834	49,526
Xinyi Solar Holdings Ltd.	208,000	503,399
XPeng Inc., ADR(a)	13,797	586,372
Yadea Group Holdings Ltd.(b)	52,000	92,525
Yango Group Co. Ltd., Class A	12,600	8,667
Yanzhou Coal Mining Co. Ltd., Class H	58,000	101,101
Yihai International Holding Ltd.(c)	19,000	102,791
Yonghui Superstores Co. Ltd., Class A	25,293	14,936
Yonyou Network Technology Co. Ltd., Class A	10,830	56,277
Yum China Holdings Inc.	15,183	934,665
Yunda Holding Co. Ltd., Class A	8,430	20,124
Yunnan Baiyao Group Co. Ltd., Class A	6,320	86,849
Yutong Bus Co. Ltd., Class A	6,300	12,014
Zai Lab Ltd., ADR(a)	2,835	409,657

Security	Shares	Value

China (continued)
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	1,400	$75,318
Zhaojin Mining Industry Co. Ltd., Class H	31,500	25,729
Zhejiang Chint Electrics Co. Ltd., Class A	6,300	61,385
Zhejiang Dahua Technology Co. Ltd., Class A	12,600	44,914
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	7,300	87,831
Zhejiang Juhua Co. Ltd., Class A	21,100	55,527
Zhejiang Longsheng Group Co. Ltd., Class A	12,600	26,409
Zhejiang NHU Co. Ltd., Class A	9,136	40,743
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	14,730	57,633
Zhenro Properties Group Ltd.	63,000	36,776
Zheshang Securities Co. Ltd., Class A(a)	12,600	24,209
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)	18,900	92,156
Zhongjin Gold Corp. Ltd., Class A	12,600	17,095
Zhongsheng Group Holdings Ltd.	27,500	229,927
Zhuzhou CRRC Times Electric Co. Ltd., Class H(a)	18,900	113,592
Zijin Mining Group Co. Ltd., Class A	18,900	32,579
Zijin Mining Group Co. Ltd., Class H	243,000	343,839
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	31,400	38,367
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	25,200	24,013
ZTE Corp., Class A	6,300	32,438
ZTE Corp., Class H	25,248	88,929
ZTO Express Cayman Inc., ADR	15,057	424,758

		98,958,648

Cyprus — 0.3%
Ozon Holdings PLC, ADR(a)	1,457	76,478
TCS Group Holding PLC, GDR(f)	4,292	380,929

		457,407

Hong Kong — 0.5%
China Youzan Ltd.(a)	504,000	70,557
Huabao International Holdings Ltd.	63,000	150,504
Hutchmed China Ltd., ADR(a)	2,898	116,963
Sino Biopharmaceutical Ltd.	395,000	330,369
Yuexiu Property Co. Ltd.	50,400	47,244

		715,637

India — 21.3%
ACC Ltd.	3,247	107,140
Adani Enterprises Ltd.	9,090	197,443
Adani Green Energy Ltd.(a)	14,301	208,834
Adani Ports & Special Economic Zone Ltd.	18,900	193,057
Adani Total Gas Ltd.	8,558	170,263
Adani Transmission Ltd.(a)	8,244	178,061
Ambuja Cements Ltd.	20,664	118,932
Apollo Hospitals Enterprise Ltd.	3,402	231,218
Asian Paints Ltd.	13,126	575,004
Aurobindo Pharma Ltd.	9,765	97,138
Avenue Supermarts Ltd.(a)(b)	5,922	320,429
Axis Bank Ltd.(a)	80,078	859,621
Bajaj Auto Ltd.	2,583	131,668
Bajaj Finance Ltd.	8,757	899,593
Bajaj Finserv Ltd.	1,386	324,627
Balkrishna Industries Ltd.	4,026	126,334
Bandhan Bank Ltd.(b)	26,388	102,781
Berger Paints India Ltd.	9,387	105,425
Bharat Electronics Ltd.	43,549	111,102
Bharat Forge Ltd.	8,219	86,147

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI BRIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Bharat Petroleum Corp. Ltd.	30,366	$195,656
Bharti Airtel Ltd.	85,946	779,883
Biocon Ltd.(a)	15,876	77,933
Britannia Industries Ltd.	3,528	192,815
Cholamandalam Investment and Finance Co. Ltd.	14,659	111,041
Cipla Ltd.	17,955	232,871
Coal India Ltd.	40,267	80,326
Colgate-Palmolive India Ltd.	3,843	89,026
Container Corp. of India Ltd.	9,639	89,492
Dabur India Ltd.	18,396	156,469
Divi’s Laboratories Ltd.	4,725	334,538
DLF Ltd.	28,161	123,312
Dr. Reddy’s Laboratories Ltd.	4,158	267,788
Eicher Motors Ltd.	4,725	172,991
GAIL India Ltd.	53,865	107,479
Godrej Consumer Products Ltd.(a)	12,474	187,604
Grasim Industries Ltd.	9,715	199,167
Havells India Ltd.	8,190	142,067
HCL Technologies Ltd.	37,687	609,297
HDFC Asset Management Co. Ltd.(b)	2,205	92,650
HDFC Life Insurance Co. Ltd.(b)	27,909	273,953
Hero MotoCorp Ltd.	4,410	165,278
Hindalco Industries Ltd.	49,442	316,220
Hindustan Petroleum Corp. Ltd.	25,452	92,778
Hindustan Unilever Ltd.	29,484	1,098,089
Housing Development Finance Corp. Ltd.	61,130	2,334,918
ICICI Bank Ltd.	185,409	1,815,816
ICICI Lombard General Insurance Co. Ltd.(b)	8,064	175,881
ICICI Prudential Life Insurance Co. Ltd.(b)	13,167	118,721
Indian Oil Corp. Ltd.	44,037	66,733
Indraprastha Gas Ltd.	11,277	84,160
Indus Towers Ltd.	24,633	72,509
Info Edge India Ltd.	3,024	255,399
Infosys Ltd.	122,499	2,859,054
InterGlobe Aviation Ltd.(a)(b)	4,410	114,962
Ipca Laboratories Ltd.	2,815	99,209
ITC Ltd.	93,892	271,284
JSW Steel Ltd.	31,374	294,647
Jubilant Foodworks Ltd.	2,646	144,474
Kotak Mahindra Bank Ltd.	19,908	477,065
Larsen & Toubro Infotech Ltd.(b)	1,950	141,686
Larsen & Toubro Ltd.	23,373	533,992
Lupin Ltd.	7,560	99,017
Mahindra & Mahindra Ltd.	29,988	324,942
Marico Ltd.	16,443	122,553
Maruti Suzuki India Ltd.	4,444	415,778
Motherson Sumi Systems Ltd.(a)	45,360	135,406
MRF Ltd.	72	78,512
Muthoot Finance Ltd.	5,859	121,291
Nestle India Ltd.	1,134	301,981
NTPC Ltd.	151,137	239,476
Oil & Natural Gas Corp. Ltd.	79,443	130,767
Page Industries Ltd.	189	81,401
Petronet LNG Ltd.	22,680	70,627
PI Industries Ltd.	3,868	179,666
Pidilite Industries Ltd.	5,418	169,047
Piramal Enterprises Ltd.	4,221	150,364
Power Grid Corp. of India Ltd.	108,276	259,669
REC Ltd.	31,311	64,952
Reliance Industries Ltd.	101,619	3,135,477

Security	Shares	Value

India (continued)
SBI Cards & Payment Services Ltd.(a)	8,424	$131,428
SBI Life Insurance Co. Ltd.(b)	15,624	254,503
Shree Cement Ltd.	378	146,154
Shriram Transport Finance Co. Ltd.	6,930	127,976
Siemens Ltd.	2,835	88,096
State Bank of India	64,449	374,781
Sun Pharmaceutical Industries Ltd.	31,248	339,379
Tata Consultancy Services Ltd.	32,866	1,701,356
Tata Consumer Products Ltd.	22,365	264,638
Tata Motors Ltd.(a)	58,397	229,976
Tata Steel Ltd.	22,617	447,697
Tech Mahindra Ltd.	24,129	477,413
Titan Co. Ltd.	11,655	306,180
Torrent Pharmaceuticals Ltd.	1,827	77,655
Trent Ltd.	7,895	108,689
UltraTech Cement Ltd.	3,591	384,698
United Spirits Ltd.(a)	10,017	97,891
UPL Ltd.	18,333	185,587
Vedanta Ltd.	41,475	171,352
Wipro Ltd.	50,401	441,976
Yes Bank Ltd.(a)	406,791	60,133

		33,692,534

Russia — 6.1%
Alrosa PJSC	92,610	184,356
Gazprom PJSC	420,214	1,752,145
Inter RAO UES PJSC	1,449,000	91,304
LUKOIL PJSC	14,931	1,276,766
Magnit PJSC, GDR(f)	12,444	189,408
Mail.Ru Group Ltd., GDR(a)(f)	3,969	80,238
MMC Norilsk Nickel PJSC	2,268	745,000
Mobile TeleSystems PJSC, ADR	12,537	117,597
Moscow Exchange MICEX-RTS PJSC	52,920	132,411
Novatek PJSC, GDR(f)	3,223	763,895
Novolipetsk Steel PJSC	52,290	176,304
PhosAgro PJSC, GDR(f)	4,883	96,195
Polymetal International PLC	12,222	244,324
Polyus PJSC	1,197	215,983
Rosneft Oil Co. PJSC	40,322	293,743
Sberbank of Russia PJSC	386,190	1,732,910
Severstal PAO	7,371	173,035
Surgutneftegas PJSC	239,410	110,485
Tatneft PJSC	49,348	326,267
VTB Bank PJSC(a)	120,330,001	87,025
X5 Retail Group NV, GDR(f)	3,528	117,381
Yandex NV, Class A(a)	10,899	831,527

		9,738,299

Total Common Stocks — 97.4% (Cost: $146,475,772)		154,233,296

Preferred Stocks

Brazil — 2.4%
Alpargatas SA, Preference Shares, NVS(a)	8,442	97,909
Banco Bradesco SA, Preference Shares, NVS	174,419	780,885
Bradespar SA, Preference Shares, NVS	7,333	89,556
Braskem SA, Class A, Preference Shares, NVS(a)	6,787	86,616
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	4,491	32,804

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) August 31, 2021	iShares® MSCI BRIC ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
Cia. Energetica de Minas Gerais, Preference Shares, NVS	36,702	$95,892
Cia. Paranaense de Energia, Preference Shares, NVS	36,729	48,586
Gerdau SA, Preference Shares, NVS	41,517	227,385
Itau Unibanco Holding SA, Preference Shares, NVS	171,045	1,023,465
Itausa SA, Preference Shares, NVS	157,075	351,162
Petroleo Brasileiro SA, Preference Shares, NVS	168,903	888,155

		3,722,415

Russia — 0.1%
Surgutneftegas PJSC, Preference Shares, NVS	245,700	129,604

Total Preferred Stocks — 2.5% (Cost: $2,659,161)		3,852,019

Short-Term Investments

Money Market Funds — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(g)(h)(i)	2,055,475	2,056,503
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(g)(h)	520,000	520,000

		2,576,503

Total Short-Term Investments — 1.6% (Cost: $2,575,646)		2,576,503

Total Investments in Securities — 101.5% (Cost: $151,710,579)		160,661,818

Other Assets, Less Liabilities — (1.5)%		(2,319,365)

Net Assets — 100.0%		$158,342,453

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$2,656,562	$—	$(597,824	)(a)	$(1,008)	$(1,227)	$2,056,503	2,055,475	$24,877	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares.	960,000	—	(440,000	)(a)	—	—	520,000	520,000	1,008		—

					$(1,008)	$(1,227)	$2,576,503		$25,885		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI BRIC ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI China Index	3	09/17/21	$154	$(474)
MSCI Emerging Markets Index	3	09/17/21	195	80

				$(394)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments

Futures contracts
Unrealized appreciation on futures contracts(a)	$80

Liabilities — Derivative Financial Instruments

Futures contracts
Unrealized depreciation on futures contracts(a)	$474

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(19,514)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$7,942

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$241,961

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) August 31, 2021	iShares MSCI BRIC ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$28,357,041	$125,832,189	$44,066	$154,233,296
Preferred Stocks	3,722,415	129,604	—	3,852,019
Money Market Funds	2,576,503	—	—	2,576,503

	$34,655,959	$125,961,793	$44,066	$160,661,818

Derivative financial instruments(a)
Assets
Futures Contracts	$80	$—	$—	$80
Liabilities
Futures Contracts	—	(474)	—	(474)

	$80	$(474)	$—	$(394)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

China — 42.6%
360 Security Technology Inc., Class A(a)	90,099	$166,144
3SBio Inc.(a)(b)	350,000	389,910
51job Inc., ADR(a)	6,163	473,318
AAC Technologies Holdings Inc.(c)	150,000	831,549
AECC Aviation Power Co. Ltd., Class A	30,000	316,592
Agile Group Holdings Ltd.	260,000	298,165
Agricultural Bank of China Ltd., Class A	800,000	366,862
Agricultural Bank of China Ltd., Class H	4,204,000	1,409,340
Aier Eye Hospital Group Co. Ltd., Class A	50,152	328,426
Air China Ltd., Class A(a)	138,700	155,699
Air China Ltd., Class H(a)(c)	366,000	245,465
Alibaba Group Holding Ltd.(a)	1,860,020	38,948,061
Alibaba Health Information Technology Ltd.(a)	26,000	42,915
Alibaba Pictures Group Ltd.(a)	30,000	3,197
A-Living Smart City Services Co. Ltd.(b)	75,000	298,076
Aluminum Corp. of China Ltd., Class A(a)	278,000	336,101
Aluminum Corp. of China Ltd., Class H(a)	800,000	580,518
Anhui Conch Cement Co. Ltd., Class A	41,500	256,964
Anhui Conch Cement Co. Ltd., Class H	204,000	1,103,766
Anhui Gujing Distillery Co. Ltd., Class B	11,100	135,457
ANTA Sports Products Ltd.	164,000	3,368,701
Autohome Inc., ADR	9,906	438,441
AVIC Industry-Finance Holdings Co. Ltd., Class A	178,500	109,461
AviChina Industry & Technology Co. Ltd., Class H	531,000	444,318
Baidu Inc., ADR(a)	37,900	5,951,058
Bank of Chengdu Co. Ltd., Class A	120,000	224,852
Bank of China Ltd., Class A	308,600	144,873
Bank of China Ltd., Class H	11,200,000	3,924,855
Bank of Communications Co. Ltd., Class A	457,100	312,991
Bank of Communications Co. Ltd., Class H	1,330,000	763,823
Bank of Hangzhou Co. Ltd., Class A	118,800	246,249
Bank of Jiangsu Co. Ltd., Class A	280,058	278,691
Bank of Nanjing Co. Ltd., Class A	180,000	261,424
Bank of Ningbo Co. Ltd., Class A	65,000	325,187
Bank of Shanghai Co. Ltd., Class A	187,870	209,862
Baoshan Iron & Steel Co. Ltd., Class A	198,400	313,166
Baozun Inc., ADR(a)(c)	13,300	320,264
BBMG Corp., Class A	367,200	154,173
BeiGene Ltd., ADR(a)	4,700	1,449,010
Beijing Capital International Airport Co. Ltd., Class H(a)	448,000	269,698
Beijing Dabeinong Technology Group Co. Ltd., Class A	120,000	138,629
Beijing Enlight Media Co. Ltd., Class A	59,100	85,342
Beijing Enterprises Holdings Ltd.	101,500	349,306
Beijing Enterprises Water Group Ltd.	800,000	329,949
Beijing Shiji Information Technology Co. Ltd., Class A	35,082	92,821
Beijing Sinnet Technology Co. Ltd., Class A	60,000	130,093
Betta Pharmaceuticals Co. Ltd., Class A	10,000	114,128
Bilibili Inc., ADR(a)(c)	16,300	1,307,749
BOC Aviation Ltd.(b)	40,000	299,868
BOE Technology Group Co. Ltd., Class A	298,300	268,788
Bosideng International Holdings Ltd.	800,000	653,089
Brilliance China Automotive Holdings Ltd.	504,000	194,541
Brilliance China Automotive Holdings Ltd., ADR(a)	2,398	9,256
BYD Co. Ltd., Class A	14,500	624,324
BYD Co. Ltd., Class H	117,000	3,933,435
BYD Electronic International Co. Ltd.(c)	150,000	686,159
Caitong Securities Co. Ltd., Class A	98,900	159,023
CGN Power Co. Ltd., Class H(b)	1,800,000	397,942

Security	Shares	Value

China (continued)
Changjiang Securities Co. Ltd., Class A	180,000	$208,555
Chaozhou Three-Circle Group Co. Ltd., Class A	46,299	269,741
China Aoyuan Group Ltd.	304,000	181,753
China Cinda Asset Management Co. Ltd., Class H	2,300,000	407,928
China CITIC Bank Corp. Ltd., Class H	1,500,000	689,587
China Communications Services Corp. Ltd., Class H	488,000	259,323
China Conch Venture Holdings Ltd.	263,000	1,076,413
China Construction Bank Corp., Class A	118,800	107,622
China Construction Bank Corp., Class H	13,400,000	9,655,472
China Eastern Airlines Corp. Ltd., Class A(a)	210,072	152,960
China Education Group Holdings Ltd.	223,000	421,611
China Everbright Bank Co. Ltd., Class A	516,800	268,139
China Everbright Bank Co. Ltd., Class H	407,000	145,878
China Everbright Environment Group Ltd.	723,481	500,189
China Everbright Ltd.	200,000	250,988
China Evergrande Group(c)	315,000	176,767
China Fortune Land Development Co. Ltd., Class A(a)	70,020	41,109
China Galaxy Securities Co. Ltd., Class H	650,000	364,883
China Gas Holdings Ltd.	495,000	1,432,833
China Great Wall Securities Co. Ltd., Class A	79,000	131,356
China Hongqiao Group Ltd.	400,000	593,288
China Huarong Asset Management Co. Ltd., Class H(a)(b)(d)	2,274,000	223,674
China Huishan Dairy Holdings Co. Ltd.(a)(d)	20,200	0	(e)
China International Capital Corp. Ltd., Class H(b)	254,400	591,549
China Jinmao Holdings Group Ltd.	856,000	278,288
China Lesso Group Holdings Ltd.	174,000	372,420
China Life Insurance Co. Ltd., Class A	39,200	175,259
China Life Insurance Co. Ltd., Class H	1,117,000	1,872,932
China Literature Ltd.(a)(b)(c)	5,800	48,786
China Longyuan Power Group Corp. Ltd., Class H	631,000	1,286,071
China Medical System Holdings Ltd.	300,000	588,828
China Mengniu Dairy Co. Ltd.	487,000	2,929,188
China Merchants Bank Co. Ltd., Class A	190,000	1,441,368
China Merchants Bank Co. Ltd., Class H	560,331	4,621,389
China Merchants Energy Shipping Co. Ltd., Class A	166,160	111,712
China Merchants Port Holdings Co. Ltd.	258,000	434,040
China Merchants Securities Co. Ltd., Class A	79,070	222,385
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	97,975	151,041
China Minsheng Banking Corp. Ltd., Class A	300,400	184,802
China Minsheng Banking Corp. Ltd., Class H	1,091,660	455,910
China Molybdenum Co. Ltd., Class A	317,800	384,744
China Molybdenum Co. Ltd., Class H(c)	666,000	519,591
China National Building Material Co. Ltd., Class H	694,000	947,726
China National Chemical Engineering Co. Ltd., Class A	190,800	399,701
China National Nuclear Power Co. Ltd., Class A	317,800	269,787
China National Software & Service Co. Ltd., Class A	20,000	150,791
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	70,000	628,811
China Oilfield Services Ltd., Class H	400,000	347,456
China Overseas Land & Investment Ltd.	600,000	1,382,212
China Pacific Insurance Group Co. Ltd., Class A	62,400	254,402
China Pacific Insurance Group Co. Ltd., Class H	420,000	1,183,715
China Petroleum & Chemical Corp., Class A	238,200	156,993
China Petroleum & Chemical Corp., Class H	3,800,600	1,828,611
China Power International Development Ltd.	1,310,000	528,987
China Railway Group Ltd., Class A	170,796	148,923
China Railway Group Ltd., Class H	707,000	338,600
China Renewable Energy Investment Ltd.(d)(e)	2,513	—

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China Resources Beer Holdings Co. Ltd.	230,000	$1,891,377
China Resources Cement Holdings Ltd.	430,000	421,610
China Resources Gas Group Ltd.	170,000	1,031,701
China Resources Land Ltd.	441,777	1,640,901
China Resources Pharmaceutical Group Ltd.(b)	500,000	260,029
China Resources Power Holdings Co. Ltd.	386,000	948,527
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	38,190	165,257
China Shenhua Energy Co. Ltd., Class A	70,700	219,018
China Shenhua Energy Co. Ltd., Class H	550,000	1,216 ,219
China South Publishing & Media Group Co. Ltd., Class A	100,099	134,911
China Southern Airlines Co. Ltd., Class A(a)	168,700	150,502
China Southern Airlines Co. Ltd., Class H(a)	400,000	232,644
China State Construction Engineering Corp. Ltd., Class A	417,340	310,339
China State Construction International Holdings Ltd.	410,000	331,568
China Taiping Insurance Holdings Co. Ltd.	300,100	438,472
China Tourism Group Duty Free Corp. Ltd., Class A	14,700	520,554
China Tower Corp. Ltd., Class H(b)	7,152,000	938,105
China Traditional Chinese Medicine Holdings Co. Ltd.(a)	496,000	236,082
China Vanke Co. Ltd., Class A	118,800	364,312
China Vanke Co. Ltd., Class H	268,700	724,995
China Yangtze Power Co. Ltd., Class A	220,000	659,079
Chongqing Brewery Co. Ltd., Class A(a)	11,599	252,570
Chongqing Changan Automobile Co. Ltd., Class A	82,040	262,204
Chongqing Rural Commercial Bank Co. Ltd., Class H	790,000	302,210
Chongqing Zhifei Biological Products Co. Ltd., Class A	13,000	356,444
CIFI Holdings Group Co. Ltd.	498,000	334,767
CITIC Ltd.	1,000,000	1,242,432
CITIC Securities Co. Ltd., Class A	79,000	314,348
CITIC Securities Co. Ltd., Class H	350,000	886,472
Contemporary Amperex Technology Co. Ltd., Class A	19,100	1,467,409
COSCO SHIPPING Holdings Co. Ltd., Class A(a)	130,050	417,556
COSCO SHIPPING Holdings Co. Ltd., Class H(a)(c)	587,450	1,108,745
COSCO SHIPPING Ports Ltd.	400,000	332,639
Country Garden Holdings Co. Ltd.	1,232,828	1,362,644
Country Garden Services Holdings Co. Ltd.	216,000	1,648,233
CSPC Pharmaceutical Group Ltd.	1,421,200	1,802,937
Dali Foods Group Co. Ltd.(b)	700,000	392,417
DHC Software Co. Ltd., Class A	67,200	79,651
Dong-E-E-Jiao Co. Ltd., Class A	19,300	102,805
Dongfang Electric Corp. Ltd., Class A	118,800	291,393
Dongfeng Motor Group Co. Ltd., Class H	526,000	575,964
Dongxing Securities Co. Ltd., Class A	98,900	170,246
East Money Information Co. Ltd., Class A	100,096	480,175
ENN Energy Holdings Ltd.	118,100	2,336,920
Eve Energy Co. Ltd., Class A	14,200	225,008
Everbright Securities Co. Ltd., Class A	59,100	145,494
Fangda Carbon New Material Co. Ltd., Class A	140,040	280,456
Far East Horizon Ltd.	412,000	468,287
Financial Street Holdings Co. Ltd., Class A	158,600	159,180
First Capital Securities Co. Ltd., Class A	98,900	98,055
Focus Media Information Technology Co. Ltd., Class A	178,500	199,070
Foshan Haitian Flavouring & Food Co. Ltd., Class A	30,577	450,652
Fosun International Ltd.	494,500	625,491
Founder Securities Co. Ltd., Class A	177,534	234,702
Foxconn Industrial Internet Co. Ltd., Class A	98,900	175,902
Fuyao Glass Industry Group Co. Ltd., Class A	31,500	233,764
Fuyao Glass Industry Group Co. Ltd., Class H(b)	120,000	738,457
Ganfeng Lithium Co. Ltd., Class A	17,400	593,794
Gaotu Techedu Inc.(a)	3,974	11,445

Security	Shares	Value

China (continued)
G-Bits Network Technology Xiamen Co. Ltd., Class A	1,700	$96,657
GDS Holdings Ltd., ADR(a)	12,600	736,848
Geely Automobile Holdings Ltd.	913,000	3,308,917
GEM Co. Ltd., Class A	130,000	270,886
Gemdale Corp., Class A	80,000	129,145
Genscript Biotech Corp.(a)	212,000	1,007,900
GF Securities Co. Ltd., Class A	80,600	236,873
GF Securities Co. Ltd., Class H	240,000	426,489
Giant Network Group Co. Ltd., Class A	79,000	123,790
GoerTek Inc., Class A	50,000	360,568
GOME Retail Holdings Ltd.(a)(c)	2,800,000	302,541
Gotion High-tech Co. Ltd., Class A(a)	27,700	230,688
Great Wall Motor Co. Ltd., Class H	500,000	2,306,161
Greenland Holdings Corp. Ltd., Class A	145,460	100,233
Greentown Service Group Co. Ltd.	298,000	318,788
Guangdong Investment Ltd.	488,000	677,724
Guanghui Energy Co. Ltd., Class A(a)	300,400	290,872
Guangzhou Automobile Group Co. Ltd., Class H	528,800	532,406
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	39,400	179,820
Guangzhou Haige Communications Group Inc. Co., Class A	100,700	174,526
Guangzhou R&F Properties Co. Ltd., Class H	316,000	269,425
Guosen Securities Co. Ltd., Class A	118,800	224,558
Guotai Junan Securities Co. Ltd., Class A	90,000	247,578
Guoyuan Securities Co. Ltd., Class A	116,140	141,621
Haidilao International Holding Ltd.(b)	67,000	273,439
Haier Smart Home Co. Ltd., Class A	70,000	293,220
Haier Smart Home Co. Ltd., Class H	120,000	452,040
Haitian International Holdings Ltd.	139,000	532,591
Haitong Securities Co. Ltd., Class A	118,800	233,977
Haitong Securities Co. Ltd., Class H	400,000	369,571
Hangzhou Robam Appliances Co. Ltd., Class A	30,000	165,935
Hangzhou Silan Microelectronics Co. Ltd., Class A	40,000	339,923
Hangzhou Tigermed Consulting Co. Ltd., Class A	13,200	274,649
Hansoh Pharmaceutical Group Co. Ltd.(b)	48,000	130,874
Hello Group Inc., ADR	29,700	390,258
Henan Shuanghui Investment & Development Co. Ltd., Class A	38,256	142,941
Hengan International Group Co. Ltd.	116,000	671,766
Hengli Petrochemical Co. Ltd., Class A	60,000	243,488
Hengyi Petrochemical Co. Ltd., Class A	90,090	163,456
Hesteel Co. Ltd., Class A	500,000	241,660
Hithink RoyalFlush Information Network Co. Ltd., Class A	10,000	179,176
Hongfa Technology Co. Ltd., Class A	24,400	235,737
Hua Hong Semiconductor Ltd.(a)(b)	101,000	594,412
Huaan Securities Co. Ltd., Class A	180,210	150,741
Huadian Power International Corp. Ltd., Class A	238,200	142,830
Huadong Medicine Co. Ltd., Class A	40,072	191,212
Huaneng Power International Inc., Class H	1,000,000	483,719
Huatai Securities Co. Ltd., Class A	59,100	150,002
Huatai Securities Co. Ltd., Class H(b)	220,000	315,573
Huaxi Securities Co. Ltd., Class A	118,800	178,537
Huaxia Bank Co. Ltd., Class A	230,000	199,474
Huayu Automotive Systems Co. Ltd., Class A	39,200	140,822
Huazhu Group Ltd., ADR(a)	27,100	1,308,659
Hubei Biocause Pharmaceutical Co. Ltd., Class A	218,300	119,347
Hunan Valin Steel Co. Ltd., Class A	150,000	181,178
Hundsun Technologies Inc., Class A	28,512	219,154
HUYA Inc., ADR(a)	7,100	75,899

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Iflytek Co. Ltd., Class A	39,200	$318,034
Industrial & Commercial Bank of China Ltd., Class A	417,300	298,536
Industrial & Commercial Bank of China Ltd., Class H	8,000,000	4,454,995
Industrial Bank Co. Ltd., Class A	190,000	544,249
Industrial Securities Co. Ltd., Class A	158,600	244,281
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	720,000	419,497
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	198,400	178,581
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	70,000	369,367
Innovent Biologics Inc.(a)(b)	124,000	1,001,257
iQIYI Inc., ADR(a)	29,358	265,983
JD.com Inc., ADR(a)	121,600	9,552,896
Jiangsu Expressway Co. Ltd., Class H	232,000	240,727
Jiangsu Hengli Hydraulic Co. Ltd., Class A	16,820	247,796
Jiangsu Hengrui Medicine Co. Ltd., Class A	60,076	420,978
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	12,503	325,025
Jiangsu Zhongtian Technology Co. Ltd., Class A	98,900	124,499
Jiangxi Copper Co. Ltd., Class A	59,100	242,952
Jiangxi Copper Co. Ltd., Class H	218,000	441,108
Jinke Properties Group Co. Ltd., Class A	138,700	103,031
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	77,429	132,458
Jointown Pharmaceutical Group Co. Ltd., Class A	79,000	185,308
JOYY Inc., ADR	9,546	604,262
Kaisa Group Holdings Ltd.	700,000	233,004
KE Holdings Inc., ADR(a)	4,372	79,089
Kingboard Holdings Ltd.	135,000	663,785
Kingboard Laminates Holdings Ltd.	245,500	482,768
Kingdee International Software Group Co. Ltd.(a)	406,000	1,478,398
Kingsoft Corp. Ltd.	144,200	578,442
Kunlun Energy Co. Ltd.	584,000	617,662
Kweichow Moutai Co. Ltd., Class A	11,618	2,807,051
KWG Group Holdings Ltd.	365,500	384,796
LB Group Co. Ltd., Class A	40,000	232,374
Lee & Man Paper Manufacturing Ltd.	392,000	344,040
Lenovo Group Ltd.	1,278,000	1,409,675
Lens Technology Co. Ltd., Class A	59,100	215,819
Lepu Medical Technology Beijing Co. Ltd., Class A	50,000	200,044
Li Ning Co. Ltd.	339,500	4,552,617
Liaoning Cheng Da Co. Ltd., Class A	59,100	222,214
Logan Group Co. Ltd.	248,000	295,607
Longfor Group Holdings Ltd.(b)	304,000	1,315,504
LONGi Green Energy Technology Co. Ltd., Class A	50,040	694,357
Lufax Holding Ltd., ADR(a)(c)	7,500	65,025
Luxshare Precision Industry Co. Ltd., Class A	59,141	309,854
Luzhou Laojiao Co. Ltd., Class A	12,100	319,436
Mango Excellent Media Co. Ltd., Class A	17,100	121,256
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(a)	79,084	86,856
Meituan, Class B(a)(b)	485,000	15,507,661
Muyuan Foods Co. Ltd., Class A	42,211	276,568
NARI Technology Co. Ltd., Class A	72,140	391,058
NAURA Technology Group Co. Ltd., Class A	4,600	253,536
NavInfo Co. Ltd., Class A(a)	78,027	134,230
NetEase Inc., ADR	57,100	5,562,682
New China Life Insurance Co. Ltd., Class A	20,000	125,936
New China Life Insurance Co. Ltd., Class H	156,200	459,813
New Hope Liuhe Co. Ltd., Class A(a)	60,000	101,671
New Oriental Education & Technology Group Inc., ADR(a)	221,480	500,545
Nine Dragons Paper Holdings Ltd.	332,000	453,552
Ninestar Corp., Class A	34,700	189,450

Security	Shares	Value

China (continued)
NIO Inc., ADR(a)(c)	182,000	$7,154,420
Noah Holdings Ltd., ADR(a)(c)	8,200	319,636
OFILM Group Co. Ltd., Class A	59,100	68,325
Oppein Home Group Inc., Class A	13,400	320,599
Orient Securities Co. Ltd., Class A	97,932	226,983
Ovctek China Inc., Class A	20,000	207,437
Pacific Securities Co. Ltd. (The), Class A(a)	178,500	90,216
People’s Insurance Co. Group of China Ltd. (The), Class H	1,600,000	493,561
Perfect World Co. Ltd., Class A	30,096	62,520
PetroChina Co. Ltd., Class A	170,000	129,960
PetroChina Co. Ltd., Class H	3,408,000	1,488,682
PICC Property & Casualty Co. Ltd., Class H	1,230,740	1,112,727
Pinduoduo Inc., ADR(a)	49,300	4,930,986
Ping An Bank Co. Ltd., Class A	155,936	429,739
Ping An Healthcare and Technology Co. Ltd.(a)(b)	59,100	436,781
Ping An Insurance Group Co. of China Ltd., Class A	111,400	862,024
Ping An Insurance Group Co. of China Ltd., Class H	837,000	6,480,956
Poly Developments and Holdings Group Co. Ltd., Class A	138,700	244,631
Postal Savings Bank of China Co. Ltd., Class H(b)	1,500,000	1,080,636
Power Construction Corp. of China Ltd., Class A	270,000	259,706
RiseSun Real Estate Development Co. Ltd., Class A	220,018	161,800
Rongsheng Petrochemical Co. Ltd., Class A	105,528	305,131
SAIC Motor Corp. Ltd., Class A	79,022	236,596
Sanan Optoelectronics Co. Ltd., Class A	60,061	338,143
Sany Heavy Industry Co. Ltd., Class A	79,000	321,030
SDIC Capital Co. Ltd., Class A	119,828	173,175
SDIC Power Holdings Co. Ltd., Class A	136,009	190,898
Seazen Group Ltd.	412,000	364,902
Seazen Holdings Co. Ltd., Class A	31,800	165,724
SF Holding Co. Ltd., Class A	17,600	157,248
Shaanxi Coal Industry Co. Ltd., Class A	156,673	332,490
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	56,453	164,763
Shandong Gold Mining Co. Ltd., Class A	40,160	112,169
Shandong Gold Mining Co. Ltd., Class H(b)(c)	98,000	158,361
Shandong Linglong Tyre Co. Ltd., Class A	39,205	181,604
Shandong Nanshan Aluminum Co. Ltd., Class A	219,300	196,057
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	400,000	658,173
Shanghai Electric Group Co. Ltd., Class A	238,200	180,539
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	20,000	196,090
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	104,500	670,381
Shanghai International Airport Co. Ltd., Class A(a)	10,300	69,037
Shanghai International Port Group Co. Ltd., Class A	243,900	211,202
Shanghai Jinjiang International Hotels Co. Ltd., Class A	24,556	174,293
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	317,816	285,555
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	59,100	175,784
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	170,000	337,251
Shanghai Pudong Development Bank Co. Ltd., Class A	247,200	346,638
Shanxi Coking Coal Energy Group Co. Ltd., Class A	175,180	312,024
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	110,000	270,541
Shanxi Securities Co. Ltd., Class A	130,030	131,944
Shanxi Taigang Stainless Steel Co. Ltd., Class A	140,400	219,931
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	12,320	530,411
Shenergy Co. Ltd., Class A	210,000	211,824
Shenwan Hongyuan Group Co. Ltd., Class A	310,000	225,791
Shenzhen Energy Group Co. Ltd., Class A	120,020	145,163
Shenzhen Goodix Technology Co. Ltd., Class A	10,000	161,489

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Shenzhen Hepalink Pharmaceutical Group Co. Ltd., Class A	30,081	$73,641
Shenzhen Inovance Technology Co. Ltd., Class A	36,450	401,553
Shenzhen International Holdings Ltd.	250,000	326,237
Shenzhen Investment Ltd.	856,000	254,080
Shenzhen Kangtai Biological Products Co. Ltd., Class A(a)	9,000	168,979
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	4,900	249,596
Shenzhen Overseas Chinese Town Co. Ltd., Class A	130,000	135,657
Shenzhou International Group Holdings Ltd.	127,700	2,768,041
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	54,320	143,822
Shimao Group Holdings Ltd.	204,000	421,529
Sichuan Chuantou Energy Co. Ltd., Class A	118,800	209,472
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	50,000	140,974
Silergy Corp.	4,000	572,074
Sinolink Securities Co. Ltd., Class A	79,000	134,441
Sinopharm Group Co. Ltd., Class H	240,000	617,641
Sinotruk Hong Kong Ltd.	150,000	295,540
Songcheng Performance Development Co. Ltd., Class A	70,000	165,678
SooChow Securities Co. Ltd., Class A	98,920	144,914
Spring Airlines Co. Ltd., Class A(a)	19,300	159,006
SSY Group Ltd.	400,000	248,191
Sun Art Retail Group Ltd.(c)	50,000	30,334
Sunac China Holdings Ltd.	400,000	1,022,727
Suning.com Co. Ltd., Class A(a)	160,132	131,003
Sunny Optical Technology Group Co. Ltd.	100,000	3,026,157
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	40,100	119,140
Suzhou Gold Mantis Construction Decoration Co. Ltd., Class A	118,899	130,767
TAL Education Group, ADR(a)	55,500	295,260
TBEA Co. Ltd., Class A	88,900	337,786
TCL Technology Group Corp., Class A	190,000	209,815
Tencent Holdings Ltd.	700,000	43,233,946
Tencent Music Entertainment Group, ADR(a)	1,000	8,840
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	33,300	278,616
Tianma Microelectronics Co. Ltd., Class A	72,800	159,563
Tingyi Cayman Islands Holding Corp.	332,000	591,208
Toly Bread Co. Ltd., Class A	40,080	169,008
Tongcheng-Elong Holdings Ltd.(a)(c)	77,200	179,967
Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	79,000	128,279
Tongling Nonferrous Metals Group Co. Ltd., Class A	443,100	290,981
Tongwei Co. Ltd., Class A	50,000	473,118
Transfar Zhilian Co. Ltd., Class A	160,055	215,290
TravelSky Technology Ltd., Class H	193,000	361,535
Trip.com Group Ltd., ADR(a)	74,900	2,283,701
Tsingtao Brewery Co. Ltd., Class A	16,000	213,961
Tsingtao Brewery Co. Ltd., Class H	100,000	818,243
Unigroup Guoxin Microelectronics Co. Ltd., Class A	7,000	242,623
Uni-President China Holdings Ltd.	392,000	370,502
Unisplendour Corp. Ltd., Class A	50,080	184,327
Vipshop Holdings Ltd., ADR(a)	69,900	1,033,821
Walvax Biotechnology Co. Ltd., Class A	20,000	240,584
Wanhua Chemical Group Co. Ltd., Class A	26,000	429,167
Want Want China Holdings Ltd.	1,000,000	679,559
Weibo Corp., ADR(a)	11,138	562,692
Weichai Power Co. Ltd., Class A	80,024	248,878
Weichai Power Co. Ltd., Class H	318,200	802,930
Wens Foodstuffs Group Co. Ltd., Class A	98,960	199,070
Western Securities Co. Ltd., Class A	170,000	214,581

Security	Shares	Value

China (continued)
Wharf Holdings Ltd. (The)	193,000	$651,388
Winning Health Technology Group Co. Ltd., Class A	60,000	132,007
Wuhan Guide Infrared Co. Ltd., Class A	57,021	241,781
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	40,000	105,637
Wuliangye Yibin Co. Ltd., Class A	34,800	1,089,836
WuXi AppTec Co. Ltd., Class A	20,004	412,185
WuXi AppTec Co. Ltd., Class H(b)	60,096	1,198,497
Wuxi Biologics Cayman Inc., New(a)(b)	385,000	5,960,552
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	27,120	312,980
XCMG Construction Machinery Co. Ltd., Class A	198,600	200,337
Xiamen C & D Inc., Class A	138,700	167,170
Xiaomi Corp., Class B(a)(b)	1,840,000	5,931,078
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	85,902	194,363
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	183,762	352,288
Xinyi Solar Holdings Ltd.	576,000	1,394,027
XPeng Inc., ADR(a)	14,200	603,500
Yango Group Co. Ltd., Class A	158,600	109,100
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	30,000	170,777
Yanzhou Coal Mining Co. Ltd., Class A	80,000	315,415
Yanzhou Coal Mining Co. Ltd., Class H	390,000	679,820
Yifan Pharmaceutical Co. Ltd., Class A	40,000	96,037
Yihai International Holding Ltd.	100,000	541,004
Yonghui Superstores Co. Ltd., Class A	198,400	117,157
Yonyou Network Technology Co. Ltd., Class A	43,218	224,576
Yum China Holdings Inc.	60,700	3,736,692
Yunda Holding Co. Ltd., Class A	50,080	119,551
Yunnan Baiyao Group Co. Ltd., Class A	12,100	166,278
Yunnan Energy New Material Co. Ltd., Class A	10,300	450,775
Yutong Bus Co. Ltd., Class A	98,900	188,608
Zai Lab Ltd., ADR(a)	6,652	961,214
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	8,000	430,387
Zhaojin Mining Industry Co. Ltd., Class H	236,000	192,764
Zhejiang Chint Electrics Co. Ltd., Class A	30,000	292,308
Zhejiang Dahua Technology Co. Ltd., Class A	59,100	210,668
Zhejiang Expressway Co. Ltd., Class H	320,000	280,606
Zhejiang Huayou Cobalt Co. Ltd., Class A	20,000	434,993
Zhejiang Longsheng Group Co. Ltd., Class A	77,039	161,467
Zhejiang NHU Co. Ltd., Class A	50,000	222,978
Zhejiang Semir Garment Co. Ltd., Class A	120,000	175,768
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	80,000	390,077
Zhongjin Gold Corp. Ltd., Class A	98,900	134,183
Zhongsheng Group Holdings Ltd.	111,500	932,251
Zhuzhou CRRC Times Electric Co. Ltd., Class H(a)	111,300	668,928
Zijin Mining Group Co. Ltd., Class A	210,000	361,986
Zijin Mining Group Co. Ltd., Class H	916,000	1,296,119
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	113,400	138,560
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	140,000	133,404
ZTE Corp., Class A	29,200	150,349
ZTE Corp., Class H	135,160	476,065
ZTO Express Cayman Inc., ADR	59,200	1,670,032

		376,232,005

Hong Kong — 0.3%
China Youzan Ltd.(a)	640,000	89,596
Hutchmed China Ltd., ADR(a)	15,400	621,544

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Sino Biopharmaceutical Ltd.	1,600,250	$1,338,411
Yuexiu Property Co. Ltd.	314,600	294,903

		2,344,454

India — 14.1%
ACC Ltd.	4,900	161,684
Adani Green Energy Ltd.(a)	8,191	119,611
Adani Ports & Special Economic Zone Ltd.	92,400	943,834
Ambuja Cements Ltd.	116,174	668,641
Apollo Hospitals Enterprise Ltd.	2,183	148,368
Asian Paints Ltd.	48,936	2,143,713
Aurobindo Pharma Ltd.	49,700	494,396
Avenue Supermarts Ltd.(a)(b)	23,100	1,249,899
Axis Bank Ltd.(a)	333,400	3,578,980
Bajaj Auto Ltd.	13,100	667,772
Bajaj Finance Ltd.	30,236	3,106,098
Bajaj Finserv Ltd.	6,600	1,545,843
Balkrishna Industries Ltd.	4,700	147,484
Bandhan Bank Ltd.(b)	123,692	481,780
Berger Paints India Ltd.	38,668	434,278
Bharat Forge Ltd.	48,700	510,447
Bharat Petroleum Corp. Ltd.	148,600	957,468
Bharti Airtel Ltd.	205,200	1,862,006
Biocon Ltd.(a)	21,082	103,489
Britannia Industries Ltd.	10,400	568,390
Cipla Ltd.	62,300	808,014
Coal India Ltd.	208,000	414,927
Colgate-Palmolive India Ltd.	8,400	194,592
Container Corp. of India Ltd.	44,558	413,691
Dabur India Ltd.	91,300	776,561
Divi’s Laboratories Ltd.	15,118	1,070,381
DLF Ltd.	89,321	391,122
Dr. Reddy’s Laboratories Ltd.	18,500	1,191,455
Eicher Motors Ltd.	24,067	881,139
GAIL India Ltd.	269,000	536,746
Godrej Consumer Products Ltd.(a)	65,500	985,094
Grasim Industries Ltd.	48,900	1,002,497
Havells India Ltd.	43,600	756,305
HCL Technologies Ltd.	163,200	2,638,505
HDFC Asset Management Co. Ltd.(b)	6,561	275,681
HDFC Life Insurance Co. Ltd.(b)	84,943	833,795
Hero MotoCorp Ltd.	17,300	648,370
Hindalco Industries Ltd.	216,500	1,384,684
Hindustan Petroleum Corp. Ltd.	115,615	421,442
Hindustan Unilever Ltd.	119,800	4,461,776
Housing Development Finance Corp. Ltd.	240,700	9,193,764
ICICI Bank Ltd.	729,200	7,141,470
ICICI Lombard General Insurance Co. Ltd.(b)	26,654	581,341
ICICI Prudential Life Insurance Co. Ltd.(b)	48,500	437,304
Indian Oil Corp. Ltd.	307,154	465,460
Indraprastha Gas Ltd.	16,223	121,071
Indus Towers Ltd.	79,000	232,543
Info Edge India Ltd.	7,900	667,214
Infosys Ltd.	475,800	11,104,890
InterGlobe Aviation Ltd.(a)(b)	19,092	497,698
ITC Ltd.	470,000	1,357,979
JSW Steel Ltd.	142,400	1,337,343
Jubilant Foodworks Ltd.	3,775	206,119
Kotak Mahindra Bank Ltd.	49,851	1,194,602
Larsen & Toubro Infotech Ltd.(b)	2,200	159,851
Larsen & Toubro Ltd.	84,022	1,919,611

Security	Shares	Value

India (continued)
Lupin Ltd.	41,305	$540,992
Mahindra & Mahindra Ltd.	131,690	1,426,958
Marico Ltd.	84,011	626,150
Maruti Suzuki India Ltd.	18,000	1,684,068
Motherson Sumi Systems Ltd.(a)	194,800	581,504
Muthoot Finance Ltd.	6,861	142,034
Nestle India Ltd.	4,100	1,091,820
NTPC Ltd.	385,700	611,140
Oil & Natural Gas Corp. Ltd.	443,000	729,197
Page Industries Ltd.	1,200	516,832
Petronet LNG Ltd.	125,000	389,256
PI Industries Ltd.	3,240	150,496
Pidilite Industries Ltd.	25,821	805,642
Piramal Enterprises Ltd.	20,614	734,330
Power Grid Corp. of India Ltd.	415,801	997,178
REC Ltd.	133,600	277,141
Reliance Industries Ltd.	397,400	12,261,866
SBI Life Insurance Co. Ltd.(b)	52,800	860,072
Shree Cement Ltd.	1,586	613,229
Shriram Transport Finance Co. Ltd.	31,430	580,417
Siemens Ltd.	10,400	323,174
State Bank of India	284,400	1,653,832
Sun Pharmaceutical Industries Ltd.	135,500	1,471,640
Tata Consultancy Services Ltd.	130,300	6,745,168
Tata Consumer Products Ltd.	21,082	249,456
Tata Motors Ltd.(a)	284,100	1,118,827
Tata Steel Ltd.	69,400	1,373,752
Tech Mahindra Ltd.	80,600	1,594,742
Titan Co. Ltd.	54,600	1,434,359
Torrent Pharmaceuticals Ltd.	1,387	58,953
UltraTech Cement Ltd.	16,100	1,724,766
United Spirits Ltd.(a)	60,000	586,349
UPL Ltd.	93,200	943,473
Vedanta Ltd.	207,300	856,450
Wipro Ltd.	201,247	1,764,773

		124,119,254

Indonesia — 1.7%
Adaro Energy Tbk PT	3,030,000	267,466
Astra International Tbk PT	3,381,800	1,238,060
Bank Central Asia Tbk PT	1,470,000	3,374,259
Bank Mandiri Persero Tbk PT	3,070,000	1,312,396
Bank Negara Indonesia Persero Tbk PT	1,332,700	503,580
Bank Rakyat Indonesia Persero Tbk PT	8,380,000	2,304,541
Barito Pacific Tbk PT	5,610,000	418,512
Charoen Pokphand Indonesia Tbk PT	1,392,400	624,115
Gudang Garam Tbk PT	110,000	254,719
Indah Kiat Pulp & Paper Tbk PT	590,000	326,511
Indocement Tunggal Prakarsa Tbk PT	440,000	346,697
Indofood CBP Sukses Makmur Tbk PT	500,000	295,458
Indofood Sukses Makmur Tbk PT	840,000	363,376
Kalbe Farma Tbk PT	3,760,000	354,390
Merdeka Copper Gold Tbk PT(a)	750,000	148,204
Sarana Menara Nusantara Tbk PT	994,400	93,408
Semen Indonesia Persero Tbk PT	597,500	386,952
Telkom Indonesia Persero Tbk PT	7,678,400	1,832,385
Unilever Indonesia Tbk PT	1,200,000	340,724
United Tractors Tbk PT	321,300	451,639

		15,237,392

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia — 2.2%
AMMB Holdings Bhd	360,000	$262,401
Axiata Group Bhd	496,900	495,079
CIMB Group Holdings Bhd	815,300	963,180
Dialog Group Bhd(c)	695,978	445,280
DiGi.Com Bhd	600,000	634,120
Fraser & Neave Holdings Bhd	45,000	302,133
Genting Bhd	340,000	413,038
Genting Malaysia Bhd	580,000	414,550
HAP Seng Consolidated Bhd	150,000	306,644
Hartalega Holdings Bhd	287,400	510,227
Hong Leong Bank Bhd	126,100	581,813
Hong Leong Financial Group Bhd	71,600	314,029
IHH Healthcare Bhd	397,400	611,397
IOI Corp. Bhd	420,000	416,262
Kossan Rubber Industries(c)	80,000	59,658
Kuala Lumpur Kepong Bhd	79,000	405,927
Malayan Banking Bhd	610,000	1,232,319
Malaysia Airports Holdings Bhd(a)	218,356	348,256
Maxis Bhd	430,000	485,133
MISC Bhd	220,000	381,714
Nestle Malaysia Bhd	10,000	324,092
Petronas Chemicals Group Bhd	480,000	958,018
Petronas Dagangan Bhd	60,600	291,615
Petronas Gas Bhd	147,600	596,507
PPB Group Bhd	121,180	539,873
Press Metal Aluminium Holdings Bhd	600,000	779,408
Public Bank Bhd	2,220,050	2,232,333
QL Resources Bhd	297,950	398,509
RHB Bank Bhd	300,062	403,808
Sime Darby Bhd	576,500	327,004
Sime Darby Plantation Bhd	398,000	385,841
Supermax Corp. Bhd(c)	60,067	47,684
Telekom Malaysia Bhd	294,300	433,380
Tenaga Nasional Bhd	370,000	931,125
Top Glove Corp. Bhd	790,000	760,164
Westports Holdings Bhd	218,300	231,061

		19,223,582

Pakistan — 0.0%
Habib Bank Ltd.	177,972	133,947
MCB Bank Ltd.	132,500	131,609

		265,556

Philippines — 1.1%
Aboitiz Equity Ventures Inc.	417,310	359,889
Ayala Corp.	51,680	823,244
Ayala Land Inc.	1,233,660	836,905
Bank of the Philippine Islands	194,902	325,947
BDO Unibank Inc.	329,499	727,878
Globe Telecom Inc.	7,025	384,080
GT Capital Holdings Inc.	21,830	236,633
International Container Terminal Services Inc.	206,840	774,087
JG Summit Holdings Inc.	553,045	721,460
Jollibee Foods Corp.	89,820	364,335
Manila Electric Co.	51,680	292,812
Metro Pacific Investments Corp.	3,377,400	261,173
Metropolitan Bank & Trust Co.	359,592	326,705
PLDT Inc.	17,880	525,075
SM Investments Corp.	42,774	864,632
SM Prime Holdings Inc.	1,671,050	1,139,989

Security	Shares	Value

Philippines (continued)
Universal Robina Corp.	187,000	$566,826

		9,531,670

South Korea — 15.9%
Alteogen Inc.(a)	1,100	80,435
Amorepacific Corp.	5,400	1,057,671
AMOREPACIFIC Group	7,100	353,250
BGF retail Co. Ltd.	2,200	338,111
Celltrion Healthcare Co. Ltd.(a)	9,914	1,054,159
Celltrion Inc.(a)	14,200	3,578,801
Celltrion Pharm Inc.(a)	606	90,121
Cheil Worldwide Inc.	15,118	300,709
CJ CheilJedang Corp.	1,700	664,739
CJ Corp.	3,576	312,357
CJ ENM Co. Ltd.	2,600	342,440
CJ Logistics Corp.(a)	3,000	442,040
Coway Co. Ltd.	9,700	654,026
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	9,944	239,759
DB Insurance Co. Ltd.	8,551	432,336
Doosan Bobcat Inc.(a)	12,531	466,936
Doosan Heavy Industries & Construction Co. Ltd.(a)	5,874	105,613
Douzone Bizon Co. Ltd.	1,188	87,187
E-MART Inc.	3,577	551,126
Fila Holdings Corp.	10,700	413,500
GS Engineering & Construction Corp.	12,300	473,398
GS Holdings Corp.	9,745	356,438
Hana Financial Group Inc.	47,400	1,835,516
Hankook Tire & Technology Co. Ltd.	14,533	583,055
Hanmi Pharm Co. Ltd.	1,415	376,642
Hanon Systems	37,400	529,749
Hanwha Solutions Corp.(a)	23,700	830,154
HLB Inc.(a)	15,400	736,291
Hotel Shilla Co. Ltd.	6,561	506,820
Hyundai Engineering & Construction Co. Ltd.	15,600	744,683
Hyundai Glovis Co. Ltd.	3,600	600,553
Hyundai Heavy Industries Holdings Co. Ltd.	10,080	566,338
Hyundai Mobis Co. Ltd.	10,000	2,387,029
Hyundai Motor Co.	20,400	3,727,513
Hyundai Steel Co.	16,113	705,846
Industrial Bank of Korea	44,300	392,604
Kakao Corp.	42,900	5,724,185
Kangwon Land Inc.(a)	21,600	515,319
KB Financial Group Inc.	58,880	2,678,453
Kia Corp.	39,400	2,882,233
Korea Aerospace Industries Ltd.	15,407	435,314
Korea Electric Power Corp.	42,000	867,824
Korea Investment Holdings Co. Ltd.	7,700	630,558
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	7,034	716,639
Korea Zinc Co. Ltd.	1,500	687,013
Korean Air Lines Co. Ltd.(a)	29,042	782,374
KT&G Corp.	18,500	1,301,137
Kumho Petrochemical Co. Ltd.	3,800	635,330
LG Chem Ltd.	6,760	4,404,857
LG Corp.	14,455	1,185,628
LG Display Co. Ltd.(a)	42,200	742,348
LG Electronics Inc.	16,400	2,002,959
LG Household & Health Care Ltd.	1,533	1,931,703
LG Innotek Co. Ltd.	2,780	513,863
LG Uplus Corp.	25,500	308,528
Lotte Chemical Corp.	3,178	683,502
Lotte Shopping Co. Ltd.	2,701	249,924

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Meritz Securities Co. Ltd.	68,233	$314,744
Mirae Asset Securities Co. Ltd.	46,200	350,319
NAVER Corp.	17,500	6,626,145
NCSoft Corp.	2,581	1,467,833
Netmarble Corp.(b)	4,770	529,556
NH Investment & Securities Co. Ltd.	31,400	357,774
Orion Corp./Republic of Korea	4,700	512,063
Pan Ocean Co. Ltd.	64,400	459,850
Pearl Abyss Corp.(a)	7,900	642,112
POSCO	10,918	3,142,530
POSCO Chemical Co. Ltd.	6,000	801,643
S-1 Corp.	4,100	290,319
Samsung Biologics Co. Ltd.(a)(b)	2,573	2,138,716
Samsung C&T Corp.	13,400	1,532,872
Samsung Electro-Mechanics Co. Ltd.	9,100	1,444,061
Samsung Electronics Co. Ltd.	574,200	37,907,667
Samsung Engineering Co. Ltd.(a)	33,100	635,975
Samsung Fire & Marine Insurance Co. Ltd.	5,085	989,799
Samsung Heavy Industries Co. Ltd.(a)	88,143	477,852
Samsung Life Insurance Co. Ltd.	12,200	782,226
Samsung SDI Co. Ltd.	7,900	5,384,535
Samsung SDS Co. Ltd.	5,861	869,976
Samsung Securities Co. Ltd.	10,500	446,467
Seegene Inc.	376	21,295
Shinhan Financial Group Co. Ltd.	65,500	2,182,043
Shinsegae Inc.	1,475	341,201
SK Chemicals Co. Ltd.	392	91,028
SK Hynix Inc.	77,800	7,123,401
SK Inc.	5,300	1,200,779
SK Innovation Co. Ltd.(a)	8,000	1,714,978
SK Telecom Co. Ltd.	3,600	925,593
S-Oil Corp.	8,800	718,571
Woori Financial Group Inc.	91,520	885,444
Yuhan Corp.	9,400	505,843

		140,612,846

Taiwan — 19.2%
Accton Technology Corp.	70,000	709,195
Acer Inc.	591,062	536,426
Advantech Co. Ltd.	64,604	899,513
Airtac International Group	25,000	760,984
ASE Technology Holding Co. Ltd.	500,484	2,304,715
Asia Cement Corp.	392,229	634,901
Asustek Computer Inc.	115,000	1,342,485
AU Optronics Corp.	1,400,000	882,691
Catcher Technology Co. Ltd.	100,000	601,453
Cathay Financial Holding Co. Ltd.	1,216,624	2,612,796
Chailease Holding Co. Ltd.	222,443	2,133,943
Chang Hwa Commercial Bank Ltd.	1,010,212	601,038
Cheng Shin Rubber Industry Co. Ltd.	400,776	538,077
China Development Financial Holding Corp.	2,400,200	1,226,654
China Life Insurance Co. Ltd.	400,482	416,757
China Steel Corp.	1,854,867	2,547,962
Chunghwa Telecom Co. Ltd.	582,000	2,354,329
Compal Electronics Inc.	900,000	742,709
CTBC Financial Holding Co. Ltd.	2,700,265	2,238,074
Delta Electronics Inc.	300,000	2,922,284
E.Sun Financial Holding Co. Ltd.	1,910,974	1,831,849
Eclat Textile Co. Ltd.	31,604	635,193
Evergreen Marine Corp. Taiwan Ltd.	392,867	1,917,795
Far Eastern New Century Corp.	485,460	525,585

Security	Shares	Value

Taiwan (continued)
Far EasTone Telecommunications Co. Ltd.	300,000	$667,433
Feng TAY Enterprise Co. Ltd.	67,564	525,878
First Financial Holding Co. Ltd.	1,717,236	1,418,261
Formosa Chemicals & Fibre Corp.	530,950	1,608,340
Formosa Petrochemical Corp.	210,000	740,279
Formosa Plastics Corp.	600,400	2,216,891
Foxconn Technology Co. Ltd.	192,521	459,141
Fubon Financial Holding Co. Ltd.	1,000,396	3,064,249
Giant Manufacturing Co. Ltd.	58,000	700,989
Globalwafers Co. Ltd.	42,000	1,312,504
Hiwin Technologies Corp.	48,013	562,372
Hon Hai Precision Industry Co. Ltd.	1,800,651	7,190,555
Hotai Motor Co. Ltd.	51,000	1,069,804
Hua Nan Financial Holdings Co. Ltd.	1,400,956	1,055,677
Innolux Corp.	1,500,620	929,497
Inventec Corp.	500,980	438,266
Largan Precision Co. Ltd.	16,000	1,542,650
Lite-On Technology Corp.	400,032	882,075
MediaTek Inc.	213,176	6,912,706
Mega Financial Holding Co. Ltd.	1,600,542	1,893,027
Micro-Star International Co. Ltd.	124,000	581,786
Nan Ya Plastics Corp.	800,090	2,585,530
Nanya Technology Corp.	237,000	565,145
Nien Made Enterprise Co. Ltd.	32,000	477,110
Novatek Microelectronics Corp.	95,000	1,533,071
Pegatron Corp.	323,000	754,300
Phison Electronics Corp.	33,000	505,758
Pou Chen Corp.	392,000	465,601
Powertech Technology Inc.	128,000	518,717
President Chain Store Corp.	100,000	1,029,656
Quanta Computer Inc.	400,000	1,131,224
Realtek Semiconductor Corp.	77,140	1,537,455
Ruentex Development Co. Ltd.	200,658	501,117
Shanghai Commercial & Savings Bank Ltd. (The)	591,980	960,776
Shin Kong Financial Holding Co. Ltd.	1,800,033	616,770
SinoPac Financial Holdings Co. Ltd.	2,000,699	1,027,356
Synnex Technology International Corp.	223,050	432,644
Taishin Financial Holding Co. Ltd.	1,800,649	1,256,355
Taiwan Cement Corp.	782,182	1,365,682
Taiwan Cooperative Financial Holding Co. Ltd.	1,600,500	1,289,492
Taiwan High Speed Rail Corp.	300,000	326,781
Taiwan Mobile Co. Ltd.	248,000	903,819
Taiwan Semiconductor Manufacturing Co. Ltd.	3,134,000	68,744,983
Uni-President Enterprises Corp.	700,650	1,826,099
United Microelectronics Corp.	1,762,000	3,992,570
Vanguard International Semiconductor Corp.	181,000	962,770
Walsin Technology Corp.	58,000	376,039
Win Semiconductors Corp.	70,000	830,735
Winbond Electronics Corp.	700,000	741,908
Wistron Corp.	500,080	493,908
Wiwynn Corp.	12,000	418,927
WPG Holdings Ltd.	230,320	401,763
Yageo Corp.	65,151	1,121,670
Yuanta Financial Holding Co. Ltd.	1,563,648	1,408,571
Zhen Ding Technology Holding Ltd.	106,455	380,474

		169,174,564

Thailand — 2.4%
Advanced Info Service PCL, NVDR	198,800	1,159,192
Airports of Thailand PCL, NVDR	670,000	1,323,771
Bangkok Dusit Medical Services PCL, NVDR	1,630,000	1,182,388

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Asia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand (continued)
Bangkok Expressway & Metro PCL, NVDR	1,491,900	$400,200
Berli Jucker PCL, NVDR	400,000	449,480
BTS Group Holdings PCL, NVDR	1,253,100	365,355
Bumrungrad Hospital PCL, NVDR	100,200	413,003
Central Pattana PCL, NVDR	418,700	696,978
Central Retail Corp. PCL, NVDR	133,574	141,726
Charoen Pokphand Foods PCL, NVDR(c)	680,000	569,742
CP ALL PCL, NVDR	900,000	1,814,425
Electricity Generating PCL, NVDR	67,600	379,333
Energy Absolute PCL, NVDR	340,300	690,911
Global Power Synergy PCL, NVDR	101,700	262,456
Gulf Energy Development PCL, NVDR	596,400	771,986
Home Product Center PCL, NVDR	1,140,049	505,136
Indorama Ventures PCL, NVDR	400,000	542,204
Intouch Holdings PCL, NVDR	220,000	583,425
Krung Thai Bank PCL, NVDR	755,650	262,127
Land & Houses PCL, NVDR	1,720,000	434,532
Minor International PCL, NVDR(a)	616,380	626,034
Muangthai Capital PCL, NVDR	178,500	358,102
PTT Exploration & Production PCL, NVDR	260,010	897,305
PTT Global Chemical PCL, NVDR	437,200	867,000
PTT PCL, NVDR	1,530,000	1,812,030
Ratch Group PCL, NVDR	150,600	220,684
Siam Cement PCL (The), NVDR	130,000	1,733,081
Siam Commercial Bank PCL (The), NVDR	140,000	461,859
Srisawad Corp. PCL, NVDR	120,000	266,839
Thai Oil PCL, NVDR(c)	230,000	353,960
Thai Union Group PCL, NVDR	740,000	456,868
True Corp. PCL, NVDR(c)	2,804,705	288,886

		21,291,018

Total Common Stocks — 99.5% (Cost: $742,656,482)		878,032,341

Preferred Stocks

South Korea — 0.4%
Hyundai Motor Co.
Preference Shares, NVS	4,300	379,153
Series 2, Preference Shares, NVS	6,500	555,145
LG Chem Ltd., Preference Shares, NVS	1,300	386,749
LG Household & Health Care Ltd., Preference Shares, NVS	300	177,644

Security	Shares	Value

South Korea (continued)
Samsung Electronics Co. Ltd., Preference Shares, NVS	27,866	$1,698,892

		3,197,583

Total Preferred Stocks — 0.4% (Cost: $2,933,238)		3,197,583

Warrants

Thailand — 0.0%
BTS Group Holdings PCL (Expires 07/22/22)(a)	460,460	0	(e)

Total Warrants — 0.0% (Cost: $0)		0	(e)

Short-Term Investments

Money Market Funds — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(f)(g)(h)	12,501,961	12,508,212
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(f)(g)	2,400,000	2,400,000

		14,908,212

Total Short-Term Investments — 1.7% (Cost: $14,904,533)		14,908,212

Total Investments in Securities — 101.6% (Cost: $760,494,253)		896,138,136

Other Assets, Less Liabilities — (1.6)%		(14,209,360)

Net Assets — 100.0%		$881,928,776

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Asia ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$12,964,628	$—		$(451,395	)(a)	$(2,539)	$(2,482)	$12,508,212	12,501,961	$140,845	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,850,000	550,000	(a)	—		—	—	2,400,000	2,400,000	393		—

						$(2,539)	$(2,482)	$14,908,212		$141,238		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	21	09/17/21	$1,364	$27,241

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$27,241

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(167,387)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(11,659)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,383,755

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Asia ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2		Level 3	Total

Investments
Assets
Common Stocks	$76,118,691	$801,689,976		$223,674	$878,032,341
Preferred Stocks	—	3,197,583		—	3,197,583
Warrants	—	0	(a)	—	0	(a)
Money Market Funds	14,908,212	—		—	14,908,212

	$91,026,903	$804,887,559		$223,674	$896,138,136

Derivative financial instruments(b)
Assets
Futures Contracts	$27,241	$—		$—	$27,241

(a)	Rounds to less than $1.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments August 31, 2021	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.4%
Arcos Dorados Holdings Inc., Class A(a)	47,369	$258,635
Banco BBVA Argentina SA, ADR(a)	16,100	70,035
Banco Macro SA, ADR(a)	16,616	310,719
Despegar.com Corp.(a)	20,544	246,323
Grupo Financiero Galicia SA, ADR	40,468	436,245
Loma Negra Cia Industrial Argentina SA, ADR	26,197	205,384
Pampa Energia SA, ADR(a)	12,797	233,033
Transportadora de Gas del Sur SA, Class B, ADR(a)	23,718	126,654

		1,887,028

Brazil — 5.5%
Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA(a)	88,239	136,519
AES Brasil Energia SA	60,341	177,611
Aliansce Sonae Shopping Centers SA	53,649	260,422
Alupar Investimento SA	60,308	295,428
Anima Holding SA(a)	113,833	213,321
Arezzo Industria e Comercio SA	20,100	347,595
BK Brasil Operacao e Assessoria a Restaurantes SA(a)	87,100	158,002
Boa Vista Servicos SA	76,313	191,122
BR Malls Participacoes SA(a)	288,100	503,122
BR Properties SA	80,565	130,411
C&A Modas Ltda(a)	47,012	80,826
Cia Brasileira de Distribuicao	60,300	330,374
Cia. de Locacao das Americas	126,027	607,371
Cia. de Saneamento de Minas Gerais-COPASA	70,082	189,206
Cia. de Saneamento do Parana	81,003	303,597
Cia. Hering	48,754	351,031
Cielo SA	455,600	252,876
Cogna Educacao(a)	693,986	430,822
Construtora Tenda SA	29,212	114,118
Cruzeiro do Sul Educacional SA	37,185	69,756
CVC Brasil Operadora e Agencia de Viagens SA(a)	82,477	339,587
Cyrela Brazil Realty SA Empreendimentos e Participacoes	109,009	426,271
Dexco SA	120,600	480,693
EcoRodovias Infraestrutura e Logistica SA(a)	125,223	238,541
EDP - Energias do Brasil SA	107,200	382,294
Embraer SA(a)	258,821	1,172,273
Enauta Participacoes SA	38,793	102,857
Eneva SA(a)	252,389	764,859
Even Construtora e Incorporadora SA	40,200	65,072
Ez Tec Empreendimentos e Participacoes SA	40,413	209,459
Fleury SA	69,345	317,301
Grendene SA	140,700	290,880
GRUPO DE MODA SOMA SA(a)	80,400	273,815
Grupo Mateus SA(a)	165,289	227,916
Grupo SBF SA(a)	40,200	269,850
Guararapes Confeccoes SA	42,456	126,527
Hidrovias do Brasil SA(a)	158,656	136,233
Iguatemi Empresa de Shopping Centers SA	26,800	177,205
Instituto Hermes Pardini SA	26,800	132,684
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	27,068	151,285
Iochpe Maxion SA(a)	47,017	141,484
IRB Brasil Resseguros S/A	347,194	358,555
JHSF Participacoes SA	127,412	162,875
Light SA	124,960	334,706
Locaweb Servicos de Internet SA(b)	161,202	763,487

Security	Shares	Value

Brazil (continued)
LOG Commercial Properties e Participacoes SA	20,172	$109,934
Lojas Quero Quero S/A	73,700	282,924
M. Dias Branco SA	41,071	251,233
Mahle-Metal Leve SA	16,951	129,686
Marfrig Global Foods SA	147,400	584,093
Meliuz SA(b)	33,299	261,972
Minerva SA	102,376	165,519
Movida Participacoes SA	53,600	191,769
MPM Corporeos SA	52,595	184,613
MRV Engenharia e Participacoes SA	114,012	301,854
Multiplan Empreendimentos Imobiliarios SA	87,100	355,421
Odontoprev SA	100,500	243,923
Omega Geracao SA(a)	51,322	328,926
Pet Center Comercio e Participacoes SA	92,259	472,464
Petro Rio SA(a)	227,934	845,033
Qualicorp Consultoria e Corretora de Seguros SA	82,812	342,247
Santos Brasil Participacoes SA(a)	201,112	306,094
Sao Martinho SA	68,854	427,974
Sendas Distribuidora SA	294,665	957,940
Sequoia Logistica e Transportes SA(a)	23,182	89,665
SIMPAR SA	103,984	298,631
SLC Agricola SA	36,314	286,113
Sul America SA	94,269	535,081
Transmissora Alianca de Energia Eletrica SA	73,700	540,336
Trisul SA	58,290	86,125
Tupy SA	26,800	115,476
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA(a)	83,817	246,549
Vivara Participacoes SA	40,200	258,111
YDUQS Participacoes SA	109,545	542,132

		22,932,077

Chile — 0.7%
AES Andes SA	1,426,028	189,991
Aguas Andinas SA, Class A	930,094	208,087
CAP SA	27,001	383,812
Cia. Sud Americana de Vapores SA	6,712,998	503,142
Empresa Nacional de Telecomunicaciones SA	52,528	255,905
Engie Energia Chile SA	167,299	115,706
Forus SA	69,881	130,489
Grupo Security SA	502,567	90,149
Inversiones Aguas Metropolitanas SA	136,546	82,293
Inversiones La Construccion SA	14,606	69,175
Itau CorpBanca Chile SA(a)	55,469,300	151,245
Parque Arauco SA(a)	188,270	226,261
Ripley Corp. SA(a)	518,312	117,012
SMU SA	1,026,239	112,856
Vina Concha y Toro SA	160,398	272,980

		2,909,103

China — 9.3%
111 Inc.(a)(c)	14,606	89,827
361 Degrees International Ltd.(a)	335,000	159,802
AK Medical Holdings Ltd.(b)	134,000	137,756
Alphamab Oncology(a)(b)	134,000	344,999
Anxin-China Holdings Ltd.(d)	1,084,000	1
Aoyuan Healthy Life Group Co. Ltd.(c)	201,000	113,522
Ascentage Pharma Group International(a)(b)(c)	53,600	266,440
Ascletis Pharma Inc.(a)(b)	268,000	97,252
Asia Cement China Holdings Corp.	185,000	136,352
BAIOO Family Interactive Ltd.(b)	536,000	57,695

S C H E D U L E O F I N V E S T M E N T S	59

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
BC Technology Group Ltd.(a)	67,000	$128,422
Beijing Capital Land Ltd., Class H(a)	536,000	189,522
Beijing Chunlizhengda Medical Instruments Co. Ltd., Class H(a)(c)	33,500	84,324
Beijing Energy International Holding Co. Ltd.(a)	2,680,000	94,761
Beijing Enterprises Urban Resources Group Ltd.(a)	1,072,000	110,036
Beijing Gas Blue Sky Holdings Ltd.(a)(d)	2,912,000	30,784
Beijing Jingneng Clean Energy Co. Ltd., Class H	536,000	137,820
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	134,000	184,773
BEST Inc., ADR(a)(c)	89,512	116,366
Binjiang Service Group Co. Ltd.	33,500	96,455
Bit Digital Inc.(a)	13,936	178,660
Boshiwa International Holding Ltd.(d)	32,000	0	(e)
C&D International Investment Group Ltd.(a)	134,000	274,821
Canaan Inc.(a)(c)	35,577	334,424
Canvest Environmental Protection Group Co. Ltd.	335,000	186,076
Cathay Media And Education Group Inc.(b)(c)	201,000	80,585
Central China Management Co. Ltd.	402,000	88,833
Central China New Life Ltd.	201,000	144,848
Central China Real Estate Ltd.(c)	335,000	81,707
CGN New Energy Holdings Co. Ltd.	456,000	275,423
Changsha Broad Homes Industrial Group Co Ltd., Class H(a)(b)(c)	40,200	59,375
Chaowei Power Holdings Ltd.	268,000	83,026
China Animal Healthcare Ltd.(d)	126,000	0	(e)
China BlueChemical Ltd., Class H	856,000	265,247
China Datang Corp. Renewable Power Co. Ltd., Class H(c)	938,000	272,586
China Dongxiang Group Co. Ltd.	1,608,000	190,128
China Everbright Greentech Ltd.(b)	335,000	114,885
China Foods Ltd.	670,000	225,337
China Grand Pharmaceutical and Healthcare Holdings Ltd., Class A	438,500	349,562
China Harmony Auto Holding Ltd.	368,500	207,527
China High Speed Transmission Equipment Group Co. Ltd.(a)(c)	201,000	145,393
China Huiyuan Juice Group Ltd.(d)	379,000	0	(e)
China Isotope & Radiation Corp.(c)	26,800	83,385
China Kepei Education Group Ltd.	268,000	158,854
China Lilang Ltd.	201,000	125,418
China Logistics Property Holdings Co. Ltd.(a)(b)(c)	469,000	241,813
China Lumena New Materials Corp.(a)(c)(d)	5,249	0	(e)
China Maple Leaf Educational Systems Ltd.(a)(c)	536,000	108,082
China Metal Recycling Holdings Ltd.(d)	12,000	0	(e)
China Modern Dairy Holdings Ltd.(c)	1,139,000	228,170
China New Higher Education Group Ltd.(b)	335,000	180,193
China Online Education Group, ADR(a)(c)	16,147	50,863
China Oriental Group Co. Ltd.(c)	538,000	198,804
China Overseas Grand Oceans Group Ltd.	603,000	400,729
China Renaissance Holdings Ltd.(b)	67,100	168,992
China Resources Medical Holdings Co. Ltd.	335,000	295,189
China Sanjiang Fine Chemicals Co. Ltd.	268,000	106,987
China SCE Group Holdings Ltd.	804,000	322,000
China Shineway Pharmaceutical Group Ltd.(c)	134,000	144,901
China South City Holdings Ltd.(c)	1,876,000	173,557
China Tian Lun Gas Holdings Ltd.	167,500	171,701
China Tobacco International HK Co. Ltd.(c)	67,000	133,534
China Travel International Investment Hong Kong Ltd.(a)(c)	1,074,000	150,255
China Water Affairs Group Ltd.	402,000	400,581
China Zhongwang Holdings Ltd.(a)(c)	696,800	151,216

Security	Shares	Value

China (continued)
CIMC Enric Holdings Ltd.	268,000	$393,691
CMGE Technology Group Ltd.	402,000	180,400
COFCO Joycome Foods Ltd.	872,000	257,813
Colour Life Services Group Co. Ltd.(c)	134,000	46,209
Concord New Energy Group Ltd.	3,350,000	335,254
Consun Pharmaceutical Group Ltd.	134,000	63,046
Cosmopolitan International Holdings Ltd.(a)	804,000	115,781
CPMC Holdings Ltd.	335,000	200,343
CStone Pharmaceuticals(a)(b)	201,000	339,295
Dexin China Holdings Co. Ltd.	670,000	245,517
Differ Group Holding Co. Ltd.	1,072,000	370,774
Digital China Holdings Ltd.	335,000	208,918
Dongyue Group Ltd.(c)	469,000	1,613,270
Ebang International Holdings Inc., Class A(a)(c)	56,347	144,248
Edvantage Group Holdings Ltd.	134,000	95,307
EHang Holdings Ltd., ADR(a)(c)	8,978	244,202
E-House China Enterprise Holdings Ltd.	281,400	79,617
Excellence Commercial Property & Facilities Management Group Ltd.	134,000	107,634
Fanhua Inc., ADR	18,425	263,846
Fantasia Holdings Group Co. Ltd.(c)	804,000	73,232
FIH Mobile Ltd.(a)(c)	1,340,000	199,733
FinVolution Group, ADR	42,411	258,283
FriendTimes Inc.	402,000	73,362
Fu Shou Yuan International Group Ltd.	402,000	362,613
Fufeng Group Ltd.	670,400	255,539
Ganglong China Property Group Ltd.	201,000	121,186
GCL-Poly Energy Holdings Ltd.(a)(c)	5,940,000	847,033
Gemdale Properties & Investment Corp. Ltd.	2,412,000	270,494
Genertec Universal Medical Group Co. Ltd.(b)	469,000	381,564
Genetron Holdings Ltd., ADR(a)(c)	8,107	107,742
Glory Sun Financial Group Ltd.(a)	5,896,000	175,877
Greatview Aseptic Packaging Co. Ltd.	335,000	137,834
Greenland Hong Kong Holdings Ltd.	536,000	148,745
Greentown Management Holdings Co. Ltd.(b)	201,000	97,298
Hainan Meilan International Airport Co. Ltd., Class H(a)	55,000	173,239
Hangzhou Steam Turbine Co. Ltd., Class B	107,280	223,182
Harbin Electric Co. Ltd., Class H	200,000	65,778
Hi Sun Technology China Ltd.(a)	804,000	135,909
Homeland Interactive Technology Ltd.(a)(c)	268,000	87,180
Hope Education Group Co. Ltd.(b)	1,072,000	182,235
Hua Han Health Industry Holdings Ltd.(d)	1,112,400	1
Hua Medicine(a)(b)	268,000	158,510
iClick Interactive Asia Group Ltd., ADR(a)(c)	26,867	129,230
iDreamSky Technology Holdings Ltd.(a)(b)	268,000	162,521
IMAX China Holding Inc.(b)	46,900	68,262
Inke Ltd.(a)	469,000	108,615
Inner Mongolia Yitai Coal Co. Ltd., Class B	435,500	343,777
IVD Medical Holding Ltd.	373,000	146,801
JH Educational Technology Inc.(c)	268,000	75,120
JHBP CY Holdings Ltd.(a)(b)	100,500	141,158
Jiayuan International Group Ltd.(c)	536,000	212,954
Jinchuan Group International Resources Co. Ltd.(c)	1,340,000	238,586
JinkoSolar Holding Co. Ltd., ADR(a)(c)	13,869	682,355
JNBY Design Ltd.	100,500	238,798
JW Cayman Therapeutics Co. Ltd.(a)(b)(c)	67,000	142,274
Kangji Medical Holdings Ltd.(c)	134,000	187,670
Koolearn Technology Holding Ltd.(a)(b)(c)	167,500	93,121
KWG Living Group Holdings Ltd.	402,000	337,249
LexinFintech Holdings Ltd., ADR(a)(c)	39,128	272,331

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Lifetech Scientific Corp.(a)	1,382,000	$746,930
Lonking Holdings Ltd.	871,000	273,054
Luye Pharma Group Ltd.(a)(b)	670,000	356,613
LVGEM China Real Estate Investment Co. Ltd.(a)	536,000	124,740
Maoyan Entertainment(a)(b)(c)	174,200	229,498
Meitu Inc.(a)(b)	871,000	208,229
MH Development Ltd.(a)(c)(d)	164,000	13,453
Mobvista Inc.(a)(b)(c)	201,000	205,053
National Agricultural Holdings Ltd.(c)(d)	354,000	455
NetDragon Websoft Holdings Ltd.	134,000	299,599
Newborn Town Inc.(a)	134,000	84,011
Nexteer Automotive Group Ltd.	335,000	377,273
Niu Technologies, ADR(a)	11,725	315,285
Ocumension Therapeutics(a)(b)(c)	67,000	163,987
OneSmart International Education Group Ltd., ADR(a)(c)	54,404	28,970
PAX Global Technology Ltd.	335,000	414,174
Peijia Medical Ltd.(a)(b)(c)	67,000	196,817
Poly Property Group Co. Ltd.	750,000	198,450
Pou Sheng International Holdings Ltd.(a)	938,000	189,642
Powerlong Commercial Management Holdings Ltd.	67,000	185,761
Q Technology Group Co. Ltd.(c)	201,000	352,876
Qudian Inc., ADR(a)	78,323	133,149
Qutoutiao Inc., ADR(a)(c)	58,424	81,794
Radiance Holdings Group Co. Ltd.	268,000	161,955
Redco Properties Group Ltd.(b)(c)	402,000	137,034
ReneSola Ltd., ADR(a)(c)	13,467	94,269
Road King Infrastructure Ltd.	67,000	76,118
Ronshine China Holdings Ltd.	268,000	144,755
Scholar Education Group	134,000	35,196
Shanghai Fudan Microelectronics Group Co. Ltd., Class H(a)(c)	134,000	415,089
Shanghai Industrial Holdings Ltd.	134,000	208,228
Shanghai Jin Jiang Capital Co. Ltd., Class H	670,000	131,604
Sheng Ye Capital Ltd.	167,500	212,997
Shoucheng Holdings Ltd.	805,200	173,050
Shougang Fushan Resources Group Ltd.	938,000	301,086
Shui On Land Ltd.(a)	1,409,500	230,038
Sihuan Pharmaceutical Holdings Group Ltd.	1,407,000	417,857
Sino-Ocean Group Holding Ltd.	1,072,000	220,084
Sinopec Engineering Group Co. Ltd., Class H	502,500	266,257
Sinopec Kantons Holdings Ltd.	402,000	148,639
Skyfame Realty Holdings Ltd.	1,742,000	208,302
Skyworth Group Ltd.(a)	804,000	251,179
SOHO China Ltd.(a)	804,000	330,081
Sohu.com Ltd., ADR(a)(c)	11,993	280,636
SOS Ltd.(a)(c)	64,521	174,852
So-Young International Inc., ADR(a)(c)	16,683	97,596
Superb Summit International Group Ltd.(d)	11,913	7
TCL Electronics Holdings Ltd.	335,000	177,468
Tiangong International Co. Ltd.	402,000	264,498
Tianjin Port Development Holdings Ltd.	490,000	40,215
Tianli Education International Holdings Ltd.	469,000	121,208
Tianneng Power International Ltd.(c)	268,000	358,679
Times Neighborhood Holdings Ltd.(c)	268,000	168,523
Tong Ren Tang Technologies Co. Ltd., Class H	268,000	199,860
Tongda Group Holdings Ltd.(a)	2,010,000	64,617
Tongdao Liepin Group(a)	93,800	166,194
Towngas China Co. Ltd.	402,000	292,546
Untrade SMI Holdings(d)	468,800	1
Viva Biotech Holdings(b)	268,000	233,612

Security	Shares	Value

China (continued)
West China Cement Ltd.	938,000	$149,587
Wuling Motors Holdings Ltd.(c)	670,000	130,279
XD Inc.(a)(c)	67,000	355,651
Xiabuxiabu Catering Management China Holdings Co. Ltd.(b)(c)	167,500	148,003
Xtep International Holdings Ltd.(c)	469,000	799,772
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H(b)	120,600	83,599
Yixin Group Ltd.(a)(b)	536,000	108,799
Yuexiu REIT	536,000	280,410
Yuexiu Transport Infrastructure Ltd.	402,000	237,247
Yuzhou Group Holdings Co. Ltd.(c)	741,589	143,027
Zepp Health Corp., ADR(a)(c)	13,132	142,876
Zhengzhou Coal Mining Machinery Group Co. Ltd., Class H(c)	93,800	117,685
Zhou Hei Ya International Holdings Co. Ltd.(b)	301,500	310,321
Zhuguang Holdings Group Co. Ltd.	670,000	148,160

		38,692,691

Colombia — 0.2%
Cementos Argos SA	177,791	278,303
Corp. Financiera Colombiana SA(a)	33,768	255,870
Grupo Argos SA	116,848	339,153

		873,326

Cyprus — 0.1%
Globaltrans Investment PLC, GDR(f)	36,180	306,204
Lenta PLC, GDR(a)	43,483	137,422
QIWI PLC, SP ADR	14,539	138,516

		582,142

Czech Republic — 0.0%
Philip Morris CR AS	134	97,351

Egypt — 0.3%
Cairo Investment & Real Estate Development Co. SAE	105,860	83,474
Cleopatra Hospital(a)	470,267	139,283
Egyptian Financial Group-Hermes Holding Co.(a)	231,708	184,083
EISewedy Electric Co.	267,345	147,970
Heliopolis Housing	145,350	53,443
Juhayna Food Industries(a)	208,550	73,458
Medinet Nasr Housing	235,352	45,871
Palm Hills Developments SAE	487,050	60,575
Six of October Development & Investment	76,650	87,029
Talaat Moustafa Group	296,550	136,621
Telecom Egypt Co.	105,650	99,234

		1,111,041

Greece — 1.0%
Aegean Airlines SA(a)	16,104	104,293
Athens Water Supply & Sewage Co. SA	17,008	167,879
GEK Terna Holding Real Estate Construction SA(a)	18,832	216,571
Hellenic Petroleum SA	20,790	148,426
Holding Co. ADMIE IPTO SA	67,320	211,379
LAMDA Development SA(a)	27,750	272,325
Motor Oil Hellas Corinth Refineries SA(a)	21,976	363,145
Mytilineos SA	36,046	676,710
National Bank of Greece SA(a)	186,930	565,119
Piraeus Financial Holdings SA(a)	218,822	369,191
Public Power Corp. SA(a)(c)	35,261	417,676
Sarantis SA	15,003	159,433
Terna Energy SA	15,095	215,870

S C H E D U L E O F I N V E S T M E N T S	61

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Greece (continued)
Titan Cement International SA	13,350	$250,608

		4,138,625

Hong Kong — 0.0%
Joy Spreader Group Inc.(a)(c)	402,000	133,670

Hungary — 0.1%
Magyar Telekom Telecommunications PLC	222,440	324,315

India — 19.1%
3M India Ltd.(a)	1,139	380,095
Aarti Drugs Ltd.	10,720	90,376
Aarti Industries Ltd.	70,216	900,353
Aavas Financiers Ltd.(a)	12,797	421,857
Adani Power Ltd.(a)	286,559	385,118
Aditya Birla Capital Ltd.(a)	174,870	257,394
Aditya Birla Fashion and Retail Ltd.(a)	117,049	332,874
Advanced Enzyme Technologies Ltd.	21,574	112,504
Aegis Logistics Ltd.	57,419	208,933
Affle India Ltd.(a)	3,953	256,764
AIA Engineering Ltd.	17,219	476,328
Ajanta Pharma Ltd.	11,189	341,117
Alembic Pharmaceuticals Ltd.	21,239	218,257
Alkyl Amines Chemicals	4,824	282,383
Alok Industries Ltd.(a)	455,399	137,876
Amara Raja Batteries Ltd.	32,897	314,606
Amber Enterprises India Ltd.(a)	7,169	283,734
APL Apollo Tubes Ltd.(a)	21,440	487,028
Apollo Tyres Ltd.	127,501	370,915
Ashok Leyland Ltd.	528,764	886,373
Aster DM Healthcare Ltd.(a)(b)	68,541	200,762
Astral Ltd.	33,544	935,602
AstraZeneca Pharma India Ltd.	2,010	85,540
Atul Ltd.	5,896	736,534
AU Small Finance Bank Ltd.(a)(b)	29,949	462,648
Avanti Feeds Ltd.	27,269	209,742
Bajaj Consumer Care Ltd.	46,096	154,931
Bajaj Electricals Ltd.(a)	18,023	299,264
Balaji Amines Ltd.	3,350	185,217
Balrampur Chini Mills Ltd.	54,270	273,770
BASF India Ltd.	3,551	174,101
Bata India Ltd.	21,239	514,881
Bayer CropScience Ltd./India	5,293	401,658
BEML Ltd.	6,164	111,379
Bharat Heavy Electricals Ltd.(a)	324,950	233,252
Birla Corp. Ltd.	10,117	187,237
Birlasoft Ltd.	60,300	343,867
Blue Dart Express Ltd.	2,412	193,360
Blue Star Ltd.	22,378	237,105
Brigade Enterprises Ltd.	25,460	116,478
Can Fin Homes Ltd.	22,914	178,785
Canara Bank(a)	97,485	211,745
Carborundum Universal Ltd.	39,932	453,191
Castrol India Ltd.	182,374	334,338
Ceat Ltd.	7,236	126,493
Central Depository Services India Ltd.	18,157	295,060
Century Textiles & Industries Ltd.	26,264	279,050
CESC Ltd.	21,842	240,341
CG Power and Industrial Solutions Ltd.(a)	196,377	230,162
Chambal Fertilizers and Chemicals Ltd.	66,196	290,646
Cholamandalam Financial Holdings Ltd.	39,597	370,874

Security	Shares	Value

India (continued)
City Union Bank Ltd.	141,973	$294,824
Coforge Ltd.	7,638	544,240
Computer Age Management Services Ltd.	7,124	371,888
Coromandel International Ltd.	41,942	455,068
CreditAccess Grameen Ltd.(a)	20,502	196,705
CRISIL Ltd.	8,040	300,602
Crompton Greaves Consumer Electricals Ltd.	201,402	1,303,557
Cummins India Ltd.	48,776	666,829
Cyient Ltd.	33,366	446,323
Dalmia Bharat Ltd.(a)	30,351	912,329
DCB Bank Ltd.(a)	68,474	86,229
Deepak Nitrite Ltd.	25,661	801,126
Dhani Services Ltd.(a)	83,616	227,858
Dilip Buildcon Ltd.(b)	15,745	109,505
Dixon Technologies India Ltd.(a)	11,725	666,691
Dr Lal PathLabs Ltd.(b)	12,797	708,549
Edelweiss Financial Services Ltd.	191,084	212,263
EID Parry India Ltd.(a)	32,428	179,087
Emami Ltd.	76,246	622,553
Endurance Technologies Ltd.(b)	15,142	344,313
Engineers India Ltd.	163,078	162,972
EPL Ltd.	38,860	123,652
Eris Lifesciences Ltd.(b)	16,415	164,116
Escorts Ltd.	25,259	464,689
Exide Industries Ltd.	177,885	392,038
Federal Bank Ltd.	573,654	636,346
Fine Organic Industries Ltd.	2,412	93,766
Finolex Industries Ltd.(a)	104,520	240,000
Firstsource Solutions Ltd.	117,317	290,852
Fortis Healthcare Ltd.(a)	171,922	682,110
Gillette India Ltd.	4,288	341,729
Glenmark Pharmaceuticals Ltd.	52,729	382,498
GMM Pfaudler Ltd.	2,814	162,866
GMR Infrastructure Ltd.(a)	892,038	354,104
Godrej Industries Ltd.(a)	25,728	196,480
Godrej Properties Ltd.(a)	40,809	831,082
Granules India Ltd.	56,146	254,343
Graphite India Ltd.	23,450	204,886
Great Eastern Shipping Co. Ltd. (The)	42,277	208,053
Gujarat Fluorochemicals Ltd.(a)	11,926	287,230
Gujarat Gas Ltd.	63,449	626,946
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	25,728	116,891
Gujarat State Petronet Ltd.	109,344	524,223
Happiest Minds Technologies Ltd.	22,244	434,146
HEG Ltd.	4,020	123,550
ICICI Securities Ltd.(b)	33,165	327,205
IDFC First Bank Ltd.(a)	1,052,302	617,531
IDFC Ltd.(a)	424,713	291,919
IIFL Finance Ltd.	46,699	180,289
IIFL Wealth Management Ltd.	15,343	340,316
India Cements Ltd. (The)	67,335	150,593
Indiabulls Housing Finance Ltd.	98,423	301,299
Indiabulls Real Estate Ltd.(a)	75,040	139,875
IndiaMART Intermesh Ltd.(b)	4,824	517,378
Indian Energy Exchange Ltd.(b)	51,590	356,053
Indian Hotels Co. Ltd. (The)	255,806	490,736
Indian Railway Catering & Tourism Corp. Ltd.	19,564	736,371
Indigo Paints Ltd.(a)	3,752	132,897
Intellect Design Arena Ltd.(a)	29,413	261,820
IRB Infrastructure Developers Ltd.	53,265	120,139

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
JB Chemicals & Pharmaceuticals Ltd.	14,472	$337,209
Jindal Steel & Power Ltd.(a)	152,559	784,901
JK Cement Ltd.	14,204	636,068
JK Lakshmi Cement Ltd.	28,676	278,047
JM Financial Ltd.	223,043	281,564
Johnson Controls-Hitachi Air Conditioning India Ltd.(a)	4,154	124,764
JSW Energy Ltd.	88,306	319,512
Jubilant Ingrevia Ltd.	27,146	276,653
Jubilant Pharmova Ltd.	25,594	232,165
Just Dial Ltd.(a)	14,941	194,328
Kajaria Ceramics Ltd.	31,423	505,427
Karur Vysya Bank Ltd. (The)	197,449	118,578
Kaveri Seed Co. Ltd.	12,127	95,882
KEC International Ltd.	45,627	265,930
KEI Industries Ltd.	27,604	287,702
KPIT Technologies Ltd.	58,223	267,630
L&T Finance Holdings Ltd.(a)	279,683	318,256
L&T Technology Services Ltd.(b)	9,782	524,170
Laurus Labs Ltd.(b)	119,394	1,088,395
LIC Housing Finance Ltd.	112,024	615,496
Linde India Ltd.	7,035	220,418
Mahanagar Gas Ltd.	20,971	328,974
Mahindra & Mahindra Financial Services Ltd.	232,959	510,023
Mahindra CIE Automotive Ltd.(a)	54,270	178,777
Manappuram Finance Ltd.	198,052	433,956
Max Financial Services Ltd.(a)	76,782	1,142,866
Max Healthcare Institute Ltd.(a)	95,009	500,449
Metropolis Healthcare Ltd.(b)	10,117	391,064
Minda Industries Ltd.	29,413	286,782
Mindspace Business Parks REIT(b)	53,600	213,381
Mindtree Ltd.	21,775	1,080,209
Motilal Oswal Financial Services Ltd.	18,961	211,163
Mphasis Ltd.	32,361	1,283,071
Multi Commodity Exchange of India Ltd.	8,169	169,561
Natco Pharma Ltd.	35,175	455,066
National Aluminium Co. Ltd.	332,923	412,330
Navin Fluorine International Ltd.	12,261	675,286
NBCC India Ltd.	289,373	175,373
NCC Ltd./India	129,779	140,521
Nippon Life India Asset Management Ltd.(b)	50,250	291,422
Oberoi Realty Ltd.(a)	46,900	451,989
Oil India Ltd.	96,145	239,085
Oracle Financial Services Software Ltd.	7,757	498,713
Orient Electric Ltd.	57,352	259,188
Persistent Systems Ltd.	17,889	812,067
Phoenix Mills Ltd. (The)(a)	34,438	406,377
PNB Housing Finance Ltd.(a)(b)	22,378	200,950
Poly Medicure Ltd.(a)	9,581	125,073
Polycab India Ltd.	12,462	352,493
Prestige Estates Projects Ltd.(a)	52,930	255,251
Procter & Gamble Health Ltd.	3,082	229,492
PVR Ltd.(a)	17,755	321,511
Quess Corp. Ltd.(b)	27,068	313,400
Radico Khaitan Ltd.	35,510	424,176
Rain Industries Ltd.	58,357	179,928
Rajesh Exports Ltd.	24,656	197,746
Ramco Cements Ltd. (The)	48,240	665,602
Ratnamani Metals & Tubes Ltd.(a)	7,906	233,616
RBL Bank Ltd.(a)(b)	143,313	323,643
Redington India Ltd.	203,412	428,858

Security	Shares	Value

India (continued)
Relaxo Footwears Ltd.	19,229	$313,493
Route Mobile Ltd.	7,303	197,310
Sanofi India Ltd.	3,216	396,730
Schaeffler India Ltd.	3,819	379,363
Shriram City Union Finance Ltd.	8,308	238,263
SKF India Ltd.	6,633	279,455
Sobha Ltd.	15,477	131,920
Solara Active Pharma Sciences Ltd.	4,087	90,777
Sonata Software Ltd.	22,579	257,744
Spandana Sphoorty Financial Ltd.(a)	10,586	91,124
SpiceJet Ltd.(a)	109,947	107,065
SRF Ltd.	11,122	1,542,548
Sterlite Technologies Ltd.	68,407	242,089
Strides Pharma Science Ltd.	22,445	188,141
Sun TV Network Ltd.	25,996	171,494
Sundaram Finance Ltd.	23,316	830,478
Sundram Fasteners Ltd.	38,324	417,024
Supreme Industries Ltd.	24,589	735,574
Supreme Petrochem Ltd.	10,720	97,112
Suven Pharmaceuticals Ltd.	38,793	284,322
Syngene International Ltd.(a)(b)	46,632	408,791
Tanla Platforms Ltd.	23,718	288,562
Tata Chemicals Ltd.	61,774	712,993
Tata Communications Ltd.	42,090	816,523
Tata Elxsi Ltd.	13,065	853,323
Tata Power Co. Ltd. (The)	523,605	923,126
TeamLease Services Ltd.(a)	5,092	286,608
Thermax Ltd.	15,410	296,630
Thyrocare Technologies Ltd.(b)	9,045	160,489
Torrent Power Ltd.	59,094	389,184
TTK Prestige Ltd.	2,077	250,888
Tube Investments of India Ltd.	37,319	696,395
TV18 Broadcast Ltd.(a)	163,815	78,508
UTI Asset Management Co. Ltd.	12,605	206,094
Vaibhav Global Ltd.	18,291	181,061
Vakrangee Ltd.	185,121	98,934
Varun Beverages Ltd.	62,109	720,084
Vinati Organics Ltd.	10,921	268,671
VIP Industries Ltd.(a)	29,413	187,373
V-Mart Retail Ltd.(a)	5,159	253,592
Vodafone Idea Ltd.(a)	3,149,804	262,549
Voltas Ltd.	79,012	1,076,011
Wockhardt Ltd.(a)	10,720	59,422
Yes Bank Ltd., (Acquired 03/16/20, Cost: $336,376)(g)	433,083	54,029
Yes Bank Ltd.(a)	100	15
Zee Entertainment Enterprises Ltd.	308,602	724,144

		79,745,978

Indonesia — 1.5%
Ace Hardware Indonesia Tbk PT	2,747,000	267,131
Agung Semesta Sejahtera Tbk PT(a)	2,120,580	7,434
AKR Corporindo Tbk PT	757,200	206,219
Astra Agro Lestari Tbk PT	214,400	126,896
Bank BTPN Syariah Tbk PT	844,200	165,569
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	1,058,800	91,597
Bank Tabungan Negara Persero Tbk PT(a)	1,822,400	179,154
Bintang Oto Global Tbk PT(a)	991,600	95,917
Bukit Asam Tbk PT	1,212,700	179,338
Bumi Serpong Damai Tbk PT(a)	3,088,700	207,798
Ciputra Development Tbk PT	3,678,563	225,379

S C H E D U L E O F I N V E S T M E N T S	63

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Indonesia (continued)
Hanson International Tbk PT(a)(d)	25,794,200	$0	(e)
Indo Tambangraya Megah Tbk PT	147,500	165,360
Indosat Tbk PT(a)	509,200	225,834
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	2,948,000	164,323
Inti Agri Resources Tbk PT(a)(d)	12,327,500	0	(e)
Japfa Comfeed Indonesia Tbk PT	1,742,000	220,521
Jasa Marga Persero Tbk PT(a)	844,200	234,133
Lippo Karawaci Tbk PT(a)	7,122,100	66,325
Medco Energi Internasional Tbk PT(a)	3,323,312	110,575
Media Nusantara Citra Tbk PT(a)	2,177,500	133,537
Metro Healthcare Indonesia TBK PT(a)	5,272,900	155,246
Mitra Adiperkasa Tbk PT(a)	3,879,300	201,188
Pabrik Kertas Tjiwi Kimia Tbk PT	489,100	258,772
Pacific Strategic Financial Tbk PT(a)	2,988,200	182,278
Pakuwon Jati Tbk PT(a)	6,552,600	210,047
Panin Financial Tbk PT(a)	7,457,600	97,657
Pelayaran Tamarin Samudra Tbk PT(a)	2,224,400	7,798
Perusahaan Gas Negara Tbk PT(a)	3,390,200	245,679
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	1,433,800	110,049
PP Persero Tbk PT(a)	1,380,325	87,426
Smartfren Telecom Tbk PT(a)	32,702,700	307,053
Sugih Energy Tbk PT(a)(d)	1,824,800	1
Summarecon Agung Tbk PT(a)	4,207,850	234,163
Surya Citra Media Tbk PT(a)	1,634,800	232,494
Timah Tbk PT(a)	964,800	103,091
Transcoal Pacific Tbk PT	355,100	211,628
Waskita Karya Persero Tbk PT(a)	1,917,200	112,135
Wijaya Karya Persero Tbk PT(a)	1,340,048	88,162
XL Axiata Tbk PT	1,246,300	233,044

		6,150,951

Kuwait — 0.8%
Boubyan Petrochemicals Co. KSCP	182,709	530,446
Boursa Kuwait Securities Co. KPSC	38,391	213,212
Gulf Bank KSCP	471,345	376,198
Humansoft Holding Co. KSC	38,927	440,926
Kuwait International Bank KSCP(a)	371,448	279,260
National Industries Group Holding SAK(a)	584,255	445,256
National Real Estate Co. KPSC(a)	276,683	196,908
Qurain Petrochemical Industries Co.	223,747	284,985
Shamal Az-Zour Al-Oula for the First Phase of Az-Zour Power Plant KSC	330,042	255,736
Warba Bank KSCP(a)	545,581	484,437

		3,507,364

Malaysia — 3.0%
AirAsia Group Bhd(a)	515,900	114,804
Alliance Bank Malaysia Bhd	429,000	264,282
ATA IMS Bhd(c)	167,500	109,206
Axis Real Estate Investment Trust	562,800	269,418
Berjaya Sports Toto Bhd	395,400	188,331
Bermaz Auto Bhd	475,800	186,566
BIMB Holdings Bhd	281,400	268,741
British American Tobacco Malaysia Bhd	60,444	204,437
Bumi Armada Bhd(a)	938,000	101,282
Bursa Malaysia Bhd	254,750	460,842
Carlsberg Brewery Malaysia Bhd	67,000	361,030
Comfort Glove Bhd	187,600	81,122
D&O Green Technologies Bhd	160,800	202,050
DRB-Hicom Bhd(c)	448,900	180,337

Security	Shares	Value

Malaysia (continued)
Dufu Technology Corp. Bhd	120,600	$123,127
Frontken Corp. Bhd	418,350	342,797
Gamuda Bhd(a)(c)	542,700	393,145
Globetronics Technology Bhd	281,466	141,137
Greatech Technology Bhd(a)	154,200	256,850
Heineken Malaysia Bhd	40,500	222,131
IGB REIT	710,200	290,435
IJM Corp. Bhd	1,065,300	481,914
Inari Amertron Bhd	1,005,050	834,463
IOI Properties Group Bhd	495,800	152,664
Lotte Chemical Titan Holding Bhd(b)	174,200	107,328
Magnum Bhd	529,450	258,548
Mah Sing Group Bhd(c)	502,657	99,758
Malaysia Building Society Bhd	1,199,400	184,599
Malaysian Pacific Industries Bhd	33,500	356,497
Malaysian Resources Corp. Bhd	1,078,800	102,702
My EG Services Bhd	978,200	438,356
Padini Holdings Bhd	221,100	166,332
Pavilion REIT	348,500	116,530
Pentamaster Corp. Bhd	221,150	282,444
Sapura Energy Bhd(a)	4,046,800	120,677
Scientex Bhd	342,500	369,112
Serba Dinamik Holdings Bhd	656,720	66,324
Sime Darby Property Bhd	1,199,800	177,502
SKP Resources Bhd	502,500	223,243
SP Setia Bhd Group(a)	676,800	189,262
Sunway Bhd	493,800	211,442
Sunway Construction Group Bhd	308,320	124,604
Sunway REIT	837,500	289,666
Syarikat Takaful Malaysia Keluarga Bhd	134,100	144,644
TIME dotCom Bhd	482,400	533,808
UMW Holdings Bhd	140,800	107,031
Unisem M Bhd	73,700	152,977
United Plantations BHD	13,400	43,681
UWC BHD	134,000	178,361
Velesto Energy Bhd(a)	2,117,300	75,940
ViTrox Corp. Bhd	87,200	393,103
VS Industry Bhd	1,192,850	414,440
Yinson Holdings Bhd	274,800	323,916
YTL Corp. Bhd(a)	1,054,300	171,304

		12,655,242

Mexico — 1.8%
Alsea SAB de CV(a)(c)	201,100	393,108
Axtel SAB de CV, CPO(a)	341,700	97,317
Banco del Bajio SA(b)	268,000	512,942
Bolsa Mexicana de Valores SAB de CV	167,500	346,943
Concentradora Fibra Danhos SA de CV	93,800	115,545
Controladora Nemak SAB de CV(a)	844,200	126,941
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)(c)	314,900	628,107
Corp Inmobiliaria Vesta SAB de CV	247,900	463,732
GCC SAB de CV	67,020	540,692
Genomma Lab Internacional SAB de CV, Class B(a)	301,600	291,779
Gentera SAB de CV(a)	395,300	217,490
Grupo Aeroportuario del Centro Norte SAB de CV(a)	111,508	673,079
Grupo Comercial Chedraui SA de CV	114,000	176,472
Grupo Herdez SAB de CV(c)	87,100	188,780
Grupo Rotoplas SAB de CV	73,700	122,381
Grupo Traxion SAB de CV(a)(b)	87,100	164,191
La Comer SAB de CV(c)	201,000	364,790

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mexico (continued)
Macquarie Mexico Real Estate Management SA de CV(b)	294,900	$381,767
PLA Administradora Industrial S. de RL de CV(c)	308,200	486,300
Prologis Property Mexico SA de CV	174,231	403,913
Qualitas Controladora SAB de CV	60,300	285,978
Regional SAB de CV	80,400	494,313

		7,476,560

Pakistan — 0.3%
Bank Alfalah Ltd.	432,284	84,638
Engro Corp. Ltd./Pakistan	143,916	254,215
Fauji Fertilizer Co. Ltd.	235,237	149,881
Hub Power Co. Ltd. (The)	339,958	163,470
Millat Tractors Ltd.	15,025	100,229
Pakistan Oilfields Ltd.	47,838	112,427
Pakistan State Oil Co. Ltd.	122,074	158,964
Searle Co. Ltd. (The)	77,452	106,233
TRG Pakistan	167,500	161,948
United Bank Ltd./Pakistan	203,010	147,599

		1,439,604

Peru — 0.1%
Intercorp Financial Services Inc.	12,931	292,370

Philippines — 0.9%
AC Energy Corp.	2,479,056	477,872
Alliance Global Group Inc.	1,567,800	324,590
Bloomberry Resorts Corp.(a)	1,661,600	197,722
Cebu Air Inc.(a)	100,510	88,788
Century Pacific Food Inc.	361,800	185,940
Cosco Capital Inc.	1,675,000	168,342
D&L Industries Inc.	938,100	152,181
DMCI Holdings Inc.	830,800	105,374
DoubleDragon Properties Corp.	348,510	70,052
First Gen Corp.(d)	281,450	160,103
Manila Water Co. Inc.(a)	449,000	163,891
Megaworld Corp.	4,020,000	227,686
Puregold Price Club Inc.	268,000	224,905
Robinsons Land Corp.	743,700	245,876
Robinsons Retail Holdings Inc.	102,580	105,157
Security Bank Corp.	124,480	283,024
Semirara Mining & Power Corp.	422,200	144,018
Vista Land & Lifescapes Inc.	1,474,100	105,780
Wilcon Depot Inc.	643,300	323,119

		3,754,420

Poland — 1.5%
Alior Bank SA(a)(c)	37,654	429,534
AmRest Holdings SE(a)(c)	30,150	247,098
Asseco Poland SA	23,986	525,559
Bank Millennium SA(a)	246,694	425,096
Budimex SA	4,623	357,273
CCC SA(a)	13,333	426,839
Ciech SA	13,400	164,432
Enea SA(a)(c)	81,941	212,622
Eurocash SA(c)	36,381	113,045
Grupa Azoty SA(a)	18,894	144,536
Grupa Lotos SA(c)	33,165	504,111
Jastrzebska Spolka Weglowa SA(a)	20,703	218,145
KRUK SA	6,968	576,436
LiveChat Software SA	6,834	200,551
mBank SA(a)(c)	5,427	525,300
Mercator Medical SA(a)(c)	1,541	72,621

Security	Shares	Value

Poland (continued)
Neuca SA	938	$228,981
Tauron Polska Energia SA(a)	380,091	360,079
TEN Square Games SA	1,809	242,510
Warsaw Stock Exchange	12,730	143,980

		6,118,748

Qatar — 0.8%
Aamal Co.	743,298	199,353
Al Meera Consumer Goods Co. QSC	39,128	209,777
Baladna	416,606	185,584
Doha Bank QPSC	580,488	452,451
Gulf International Services QSC(a)	205,250	82,514
Gulf Warehousing Co.	135,340	186,802
Medicare Group	67,335	153,986
Qatar Aluminum Manufacturing Co.	1,014,849	447,687
Qatar Insurance Co. SAQ(a)	603,804	406,318
Qatar National Cement Co. QSC	103,783	140,646
Qatar Navigation QSC	225,321	456,726
United Development Co. QSC	625,964	255,950
Vodafone Qatar QSC	636,366	273,319

		3,451,113

Russia — 0.8%
Aeroflot PJSC(a)	495,136	468,314
Credit Bank of Moscow PJSC(a)	4,743,600	450,047
Detsky Mir PJSC(b)	238,520	451,667
Federal Grid Co. Unified Energy System PJSC	91,790,000	246,953
LSR Group PJSC	12,061	127,911
Mosenergo PJSC	4,900,000	167,273
Novorossiysk Commercial Sea Port PJSC	1,333,345	146,382
Rostelecom PJSC	373,860	482,171
Sistema PJSFC, GDR(f)	68,474	569,345
Sovcomflot OAO	166,830	200,468
Unipro PJSC	6,298,000	242,235

		3,552,766

Saudi Arabia — 2.4%
Al Hammadi Co. for Development and Investment	28,073	296,396
Al Jouf Agricultural Development Co.	4,497	92,681
Al Rajhi Co. for Co-operative Insurance(a)	7,906	209,733
Aldrees Petroleum and Transport Services Co.	16,080	294,531
Alujain Holding(a)	10,050	173,055
Arabian Cement Co./Saudi Arabia	21,306	248,524
Arriyadh Development Co.	44,019	365,847
Aseer Trading Tourism & Manufacturing Co.(a)	17,554	116,630
City Cement Co.	34,706	270,194
Dallah Healthcare Co.	11,323	227,022
Dur Hospitality Co.(a)	19,430	169,139
Eastern Province Cement Co.	21,105	290,913
Fawaz Abdulaziz Al Hokair & Co.(a)	32,830	195,193
Halwani Brothers Co.	3,752	100,235
Herfy Food Services Co.	9,715	169,398
Leejam Sports Co. JSC	11,256	284,198
Maharah Human Resources Co.	10,720	226,881
National Agriculture Development Co. (The)(a)	22,981	227,316
National Gas & Industrialization Co.	16,080	220,362
Qassim Cement Co. (The)	19,095	426,121
Saudi Airlines Catering Co.(a)	4,958	108,247
Saudi Arabia Refineries Co.	2,412	107,394
Saudi Ceramic Co.	18,212	319,015
Saudi Chemical Co. Holding	23,249	260,960
Saudi Fisheries Co.(a)	7,571	115,814

S C H E D U L E O F I N V E S T M E N T S	65

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Saudi Arabia (continued)
Saudi Ground Services Co.(a)	37,922	$353,905
Saudi Industrial Services Co.	11,725	136,610
Saudi Pharmaceutical Industries & Medical Appliances Corp.	25,929	365,012
Saudi Public Transport Co.(a)	25,460	193,460
Saudi Real Estate Co.(a)	43,550	294,893
Saudi Research & Media Group(a)	14,874	641,427
Saudia Dairy & Foodstuff Co.	7,906	355,010
Seera Group Holding(a)	61,305	351,743
Southern Province Cement Co.	26,867	532,226
United Electronics Co.	12,328	470,562
United International Transportation Co.	15,142	204,203
Yamama Cement Co.(a)	47,771	405,022
Yanbu Cement Co.	35,845	408,680

		10,228,552

South Africa — 3.9%
Adcock Ingram Holdings Ltd.	24,321	77,703
AECI Ltd.	38,123	268,648
Alexander Forbes Group Holdings Ltd.	350,611	96,545
Astral Foods Ltd.	16,683	169,411
AVI Ltd.	116,781	610,827
Barloworld Ltd.	59,161	439,607
Coronation Fund Managers Ltd.	89,043	317,601
Dis-Chem Pharmacies Ltd.(b)(c)	114,972	246,783
Distell Group Holdings Ltd.(a)	56,347	696,276
DRDGOLD Ltd.	174,669	170,552
Equites Property Fund Ltd.	210,983	295,386
Fortress REIT Ltd., Series A	385,652	427,433
Foschini Group Ltd. (The)(a)	121,940	1,254,599
Hyprop Investments Ltd.	102,912	192,416
Imperial Logistics Ltd.	66,799	289,706
Investec Ltd.	99,897	426,116
Investec Property Fund Ltd.	217,214	164,485
JSE Ltd.	35,376	259,203
KAP Industrial Holdings Ltd.(a)	1,064,496	337,825
Liberty Holdings Ltd.(a)	44,689	289,707
Life Healthcare Group Holdings Ltd.(a)(c)	504,309	859,942
Massmart Holdings Ltd.(a)	38,391	155,744
Momentum Metropolitan Holdings	316,374	430,580
Motus Holdings Ltd.	57,620	367,031
Netcare Ltd.(a)	376,607	436,852
Ninety One Ltd.	60,032	206,633
Oceana Group Ltd.	25,700	117,653
Pick n Pay Stores Ltd.	132,995	534,887
PSG Group Ltd.	58,826	306,314
Redefine Properties Ltd.(a)	2,019,648	639,558
Resilient REIT Ltd.	104,453	411,233
Reunert Ltd.	72,025	258,772
Royal Bafokeng Platinum Ltd.	62,243	377,154
Santam Ltd.(a)	13,266	227,169
Sappi Ltd.(a)	201,603	610,847
Steinhoff International Holdings NV(a)	1,497,584	342,275
Stor-Age Property REIT Ltd.	180,766	172,079
Super Group Ltd./South Africa(a)	152,291	339,677
Telkom SA SOC Ltd.(a)	115,910	305,210
Thungela Resources Ltd.(a)	46,967	199,007
Transaction Capital Ltd.	204,752	535,199
Truworths International Ltd.	154,234	712,441
Vukile Property Fund Ltd.	269,273	220,405
Wilson Bayly Holmes-Ovcon Ltd.(a)	22,713	187,630

Security	Shares	Value

South Africa (continued)
Zeder Investments Ltd.	448,498	$97,256

		16,082,377

South Korea — 17.6%
ABLBio Inc.(a)	11,524	198,269
Ace Technologies Corp.(a)	10,854	160,465
Advanced Process Systems Corp.	5,665	140,766
Aekyung Industrial Co. Ltd.	5,628	118,179
AfreecaTV Co. Ltd.	2,881	380,033
Ahnlab Inc.	2,647	153,606
Amicogen Inc.(a)	5,963	190,393
Ananti Inc.(a)(c)	23,182	222,413
Anterogen Co. Ltd.(a)	3,082	211,576
Aprogen Medicines Inc.(a)	66,598	116,957
Aprogen pharmaceuticals Inc.(a)	116,111	112,943
AptaBio Therapeutics Inc.(a)	5,360	267,159
APTC Co. Ltd.	5,695	99,166
Asiana Airlines Inc.(a)	11,457	233,731
BGF Co. Ltd.	17,420	95,014
BH Co. Ltd.	10,988	202,076
Binex Co. Ltd.(a)	10,050	165,330
Bioneer Corp.(a)	7,311	475,580
BNK Financial Group Inc.	111,756	745,774
Boditech Med Inc.(c)	6,968	113,284
Boryung Pharmaceutical Co. Ltd.	12,346	175,721
Bukwang Pharmaceutical Co. Ltd.(c)	14,673	273,926
Cafe24 Corp.(a)(c)	5,963	195,482
Cellid Co. Ltd.(a)	2,211	235,597
Cellivery Therapeutics Inc.(a)	4,896	278,248
Chabiotech Co. Ltd.(a)	16,902	347,746
Chong Kun Dang Pharmaceutical Corp.	2,613	290,048
Chunbo Co. Ltd.	1,675	348,491
CJ CGV Co. Ltd.(a)	9,460	246,997
CMG Pharmaceutical Co. Ltd.(a)	52,930	204,930
Com2uSCorp.(c)	3,350	297,614
Cosmax Inc.(a)	3,409	382,520
CosmoAM&T Co. Ltd.(a)	7,437	274,997
COWELL FASHION Co. Ltd.(c)	26,465	192,674
Creative & Innovative System(a)	16,616	196,084
CrystalGenomics Inc.(a)	26,130	173,068
CS Wind Corp.	9,246	634,831
Cuckoo Homesys Co. Ltd.	3,424	123,874
Daea TI Co. Ltd.	25,795	142,309
Daeduck Electronics Co. Ltd./New	15,142	240,623
Daejoo Electronic Materials Co. Ltd.	4,757	229,476
Daesang Corp.	10,586	230,203
Daewoo Engineering & Construction Co. Ltd.(a)	69,684	440,723
Daewoong Co. Ltd.	7,906	247,189
Daewoong Pharmaceutical Co. Ltd.	1,809	258,749
Daishin Securities Co. Ltd.	12,127	200,350
Daou Technology Inc.	11,063	247,929
DB HiTek Co. Ltd.	13,686	702,526
Dentium Co. Ltd.	3,163	237,055
Devsisters Co. Ltd.(a)	2,077	139,373
DGB Financial Group Inc.	68,475	535,963
Digital Power Communications Co. Ltd.	10,988	136,994
DIO Corp.(a)	5,844	243,900
DL E&C Co. Ltd.(a)	5,896	715,464
DL Holdings Co. Ltd.	4,355	270,835
Dong-A Socio Holdings Co. Ltd.	1,675	165,772
Dong-A ST Co. Ltd.	3,149	208,799

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Dongjin Semichem Co. Ltd.	13,368	$304,284
DongKook Pharmaceutical Co. Ltd.	11,218	237,580
Dongkuk Steel Mill Co. Ltd.	23,271	406,324
Dongsuh Cos. Inc.	11,882	296,192
Dongwha Enterprise Co. Ltd.(a)(c)	1,876	118,749
Dongwon F&B Co. Ltd.	757	135,340
Doosan Co. Ltd.	2,345	180,507
Doosan Fuel Cell Co. Ltd.(a)	15,611	736,240
Doosan Infracore Co. Ltd.(a)	17,956	182,457
DoubleUGames Co. Ltd.	4,288	233,722
Duk San Neolux Co. Ltd.(a)	3,685	228,147
Ecopro Co. Ltd.	7,138	683,691
Ecopro HN Co. Ltd.(a)	5,480	561,494
ENF Technology Co. Ltd.	3,953	111,236
Enzychem Lifesciences Corp.(a)	2,479	172,912
Eo Technics Co Ltd.(c)	3,685	381,881
Eoflow Co. Ltd.(a)	3,015	134,496
Eone Diagnomics Genome Center Co. Ltd.(a)	24,455	84,474
Eubiologics Co. Ltd.(a)	11,591	401,055
Eugene Technology Co. Ltd.	6,700	253,862
Eutilex Co. Ltd.(a)(c)	3,055	77,948
F&F Co. Ltd./New(a)	1,417	883,601
Fine Semitech Corp.	5,092	122,557
Foosung Co. Ltd.(a)	23,800	291,449
GemVax & Kael Co. Ltd.(a)(c)	13,266	242,714
Geneone Life Science Inc.(a)	15,544	440,217
Genexine Inc.(a)	6,901	442,672
Grand Korea Leisure Co. Ltd.(a)	13,977	187,798
Green Cross Cell Corp.	4,154	144,424
Green Cross Holdings Corp.	7,976	237,929
Green Cross LabCell Corp.(c)	2,077	189,402
GS Retail Co. Ltd.	15,075	445,138
Hana Materials Inc.	3,283	140,758
Hana Tour Service Inc.(a)	3,484	232,294
Hanall Biopharma Co. Ltd.(a)(c)	12,931	265,807
Handsome Co. Ltd.	6,568	229,831
Hanil Cement Co. Ltd./New	1,352	274,811
Hanjin Heavy Industries & Construction Co. Ltd.(a)	13,400	101,882
Hanjin Transportation Co. Ltd.	3,378	113,997
Hankook & Co. Co. Ltd.	9,944	147,604
Hanmi Semiconductor Co. Ltd.	7,772	230,696
Hansae Co. Ltd.	6,030	107,056
Hansol Chemical Co. Ltd.	3,484	870,584
Hanssem Co. Ltd.	4,161	415,427
Hanwha Aerospace Co. Ltd.	13,296	581,937
Hanwha Corp.	12,931	387,018
Hanwha Investment & Securities Co. Ltd.(a)	37,654	158,659
Hanwha Life Insurance Co. Ltd.	114,302	328,271
Hanwha Systems Co. Ltd.	16,817	285,542
HDC Holdings Co. Ltd.	15,350	155,166
HDC Hyundai Development Co-Engineering & Construction, Class E	15,477	397,851
Helixmith Co. Ltd.(a)	12,730	287,178
Hite Jinro Co. Ltd.	12,663	363,579
HLB Life Science Co. Ltd.(a)(c)	32,642	417,645
HS Industries Co. Ltd.	20,636	126,103
Huchems Fine Chemical Corp.	8,201	188,732
Hugel Inc.(a)	2,680	449,532
Huons Global Co. Ltd.	2,077	119,477
Hwaseung Enterprise Co. Ltd.	9,849	133,057

Security	Shares	Value

South Korea (continued)
Hyosung Advanced Materials Corp.(a)	1,018	$541,949
Hyosung Chemical Corp.(a)	737	244,563
Hyosung Corp.	3,361	346,883
Hyosung Heavy Industries Corp.(a)	1,876	132,314
Hyosung TNC Corp.	938	626,438
Hyundai Autoever Corp.	2,479	249,200
Hyundai Bioscience Co. Ltd.(a)(c)	12,375	330,334
Hyundai Construction Equipment Co. Ltd.(a)	5,228	221,440
Hyundai Department Store Co. Ltd.	5,867	407,888
Hyundai Electric & Energy System Co. Ltd.(a)	8,354	179,082
Hyundai Elevator Co. Ltd.	10,385	448,775
Hyundai Home Shopping Network Corp.	2,010	127,594
Hyundai Marine & Fire Insurance Co. Ltd.	17,621	388,689
Hyundai Mipo Dockyard Co. Ltd.(a)	8,888	582,889
Hyundai Rotem Co. Ltd.(a)	25,594	585,802
Hyundai Wia Corp.	6,069	477,741
Iljin Diamond Co. Ltd.	3,218	145,302
Iljin Materials Co. Ltd.(c)	8,743	568,550
Ilyang Pharmaceutical Co. Ltd.	5,494	163,278
Innocean Worldwide Inc.	3,838	193,510
iNtRON Biotechnology Inc.(a)(c)	10,050	187,751
IS Dongseo Co. Ltd.	6,164	268,531
ITM Semiconductor Co. Ltd.	3,216	127,052
JB Financial Group Co. Ltd.	47,521	339,058
Jeil Pharmaceutical Co. Ltd.	2,278	77,994
Jejuair Co. Ltd.(a)	5,126	101,885
JETEMA Co. Ltd.(a)	3,953	119,837
Jin Air Co. Ltd.(a)	9,117	170,786
Jusung Engineering Co. Ltd.(a)	13,199	136,161
JW Pharmaceutical Corp.	7,117	166,456
JYP Entertainment Corp.	10,000	366,661
KCC Corp.	1,809	560,070
KCC Glass Corp.	3,350	214,635
KEPCO Engineering & Construction Co. Inc.	5,159	206,415
KEPCO Plant Service & Engineering Co. Ltd.	8,710	282,145
KG Dongbu Steel Co. Ltd.	6,834	90,534
KH FEELUX Co. Ltd.(a)	40,776	115,296
KIWOOM Securities Co. Ltd.	5,360	543,652
KMW Co. Ltd.(a)	9,313	342,174
Koh Young Technology Inc.	20,606	400,099
Kolmar BNH Co. Ltd.	4,556	157,100
Kolmar Korea Co. Ltd.	7,102	294,919
Kolon Industries Inc.	7,102	531,376
KoMiCo Ltd.	1,943	138,039
Komipharm International Co. Ltd.(a)	17,152	163,113
KONA I Co. Ltd.(a)	4,422	130,002
Korea Electric Terminal Co. Ltd.	2,523	179,619
Korea Line Corp.(a)	66,846	169,313
Korea Petrochemical Ind. Co Ltd.	1,273	253,334
Korea REIT & Trust Co. Ltd.	65,191	131,939
Korea United Pharm Inc.	3,819	172,595
Korean Reinsurance Co.	35,881	291,481
KPM Tech Co. Ltd.(a)	43,148	103,243
Kuk-Il Paper Manufacturing Co. Ltd.(a)(c)	37,736	171,803
Kumho Tire Co. Inc.(a)	31,155	158,568
Kyung Dong Navien Co. Ltd.	3,621	209,430
L&C Bio Co. Ltd.	5,494	168,810
L&F Co. Ltd.	7,911	787,624
LEENO Industrial Inc.	3,886	595,888
LegoChem Biosciences Inc.(a)	7,504	348,749

S C H E D U L E O F I N V E S T M E N T S	67

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
LIG Nex1 Co. Ltd.	5,002	$224,115
LOTTE Fine Chemical Co. Ltd.	7,600	458,308
LOTTE Reit Co. Ltd.	47,302	234,885
Lotte Tour Development Co. Ltd.(a)	15,008	244,211
LS Corp.	6,869	393,561
LS Electric Co. Ltd.	6,633	391,295
Lx Hausys Ltd.	2,814	213,425
Lx International Corp.	11,390	271,959
LX Semicon Co. Ltd.	4,556	452,383
Maeil Dairies Co. Ltd.	1,273	80,001
Mando Corp.(a)	12,264	639,936
Mcnex Co. Ltd.	5,113	189,439
Medipost Co. Ltd.(a)(c)	6,901	164,157
MedPacto Inc.(a)(c)	4,891	260,297
Medy-Tox Inc.	1,823	286,461
MegaStudyEdu Co. Ltd.	3,424	224,702
Meritz Financial Group Inc.	15,964	395,019
Meritz Fire & Marine Insurance Co. Ltd.	19,832	453,279
Mezzion Pharma Co. Ltd.(a)	2,680	424,562
Mirae Asset Maps Asia Pacific Real Estate 1 Investment	45,182	181,203
Myoung Shin Industrial Co. Ltd.(a)	6,584	175,214
Namhae Chemical Corp.	18,827	177,512
Namsun Aluminum Co. Ltd.(a)	30,916	99,044
Naturecell Co. Ltd.(a)	18,693	366,218
NEPES Corp.(a)	7,640	234,278
Neptune Co.(a)	5,092	91,494
NEXTIN Inc.(a)	1,800	83,043
NHN Corp.(a)	4,355	264,686
NHN KCP Corp.(a)	5,896	245,734
NICE Information Service Co. Ltd.	14,307	261,338
NKMax Co. Ltd.(a)(c)	13,000	216,821
NongShim Co. Ltd.	1,340	344,823
OCI Co. Ltd.(a)	7,102	775,731
OliX Pharmaceuticals Inc.(a)	3,819	154,167
OptoElectronics Solutions Co. Ltd.	3,685	122,945
Orion Holdings Corp.	7,906	108,612
Oscotec Inc.(a)(c)	8,777	288,004
Osstem Implant Co. Ltd.(c)	4,156	573,320
Ottogi Corp.	268	119,469
Paradise Co. Ltd.(a)(c)	19,701	288,212
Park Systems Corp.	1,742	182,224
Partron Co. Ltd.	16,976	145,702
PharmaResearch Co. Ltd.	1,876	156,368
Pharmicell Co. Ltd.(a)	21,306	299,561
PI Advanced Materials Co. Ltd.	6,269	317,125
Poongsan Corp.	7,390	225,265
Posco ICT Co. Ltd.	24,140	152,226
Posco International Corp.	19,966	390,401
PSK Inc.	3,618	121,937
RFHIC Corp.	6,919	195,519
Rsupport Co. Ltd.(c)	10,519	79,004
S&S Tech Corp.(c)	6,365	173,926
Sam Chun Dang Pharm Co. Ltd.(a)	5,360	254,868
Sam Kang M&T Co. Ltd.(a)(c)	9,849	175,182
Samwha Capacitor Co. Ltd.	4,023	217,198
Samyang Holdings Corp.	1,206	109,660
Sang-A Frontec Co. Ltd.	3,618	220,548
Seah Besteel Corp.	4,757	119,642
Sebang Global Battery Co. Ltd.	2,195	158,113
Seojin System Co. Ltd.(a)	5,226	171,405

Security	Shares	Value

South Korea (continued)
Seoul Semiconductor Co. Ltd.(c)	16,852	$238,997
SFA Engineering Corp.	7,839	261,456
SFA Semicon Co. Ltd.(a)	29,748	176,854
Shinsegae International Inc.	1,139	193,896
Shinsung E&G Co. Ltd.(a)	60,903	120,892
SillaJen Inc.(a)(d)	19,774	144,453
SIMMTECH Co. Ltd.	8,174	215,436
SK Discovery Co. Ltd.	3,685	151,956
SK Materials Co. Ltd.(c)	1,675	582,885
SK Networks Co. Ltd.	48,575	232,635
SL Corp.	6,005	142,078
SM Entertainment Co. Ltd.(a)	7,586	450,287
S-MAC Co. Ltd.(a)	92,929	108,381
SNT Motiv Co. Ltd.	3,694	173,298
Solid Inc.(a)	22,250	138,068
SOLUM Co. Ltd.(a)	11,323	278,143
Solus Advanced Materials Co Ltd.	4,355	232,095
Soulbrain Co. Ltd./New	1,657	403,733
Soulbrain Holdings Co. Ltd.(a)	2,613	76,915
ST Pharm Co. Ltd.(a)	3,484	305,188
Taekwang Industrial Co. Ltd.	134	127,635
Taeyoung Engineering & Construction Co. Ltd.	9,018	94,712
Taihan Electric Wire Co. Ltd.(a)	92,171	198,097
Telcon RF Pharmaceutical Inc.(a)(c)	31,624	131,898
TES Co. Ltd./Korea	5,896	140,120
Tesna Inc.	4,690	207,596
Tokai Carbon Korea Co. Ltd.(c)	1,876	273,935
Tongyang Life Insurance Co. Ltd.	29,373	136,830
Toptec Co. Ltd.	8,710	79,438
TY Holdings Co. Ltd./Korea(a)(c)	9,313	246,433
Unison Co. Ltd.(a)	44,153	135,003
UniTest Inc.(a)	7,169	152,725
Vaxcell-Bio Therapeutics Co. Ltd.(a)	3,149	213,587
Vidente Co. Ltd.(a)	13,132	109,895
Vieworks Co. Ltd.	5,762	219,178
Webzen Inc.(a)	6,234	145,630
Wemade Co. Ltd.	3,900	317,505
WONIK IPS Co. Ltd.	11,659	453,807
Wonik QnC Corp.(a)	6,566	160,469
Woori Technology Investment Co. Ltd.(a)	19,028	130,223
Y2 Solution Co. Ltd.(a)(d)	8,823	12,997
YG Entertainment Inc.(a)	4,434	231,099
Youngone Corp.	9,056	324,577
Yungjin Pharmaceutical Co. Ltd.(a)	38,283	178,006
Zinus Inc.(c)	4,087	293,748

		73,249,664

Taiwan — 21.1%
AcBel Polytech Inc.	268,000	259,005
ADATA Technology Co. Ltd.	67,000	210,750
Adimmune Corp.(a)	50,000	94,719
Advanced Ceramic X Corp.	13,000	206,539
Advanced Wireless Semiconductor Co.	67,596	407,876
Alchip Technologies Ltd.	16,000	402,171
AmTRAN Technology Co. Ltd.(a)	335,312	204,516
AP Memory Technology Corp.	10,000	219,241
Arcadyan Technology Corp.	67,541	224,947
Ardentec Corp.	201,000	518,480
Asia Optical Co. Inc.	134,000	403,602
Asia Pacific Telecom Co. Ltd.(a)	737,910	221,538
Asia Vital Components Co. Ltd.	134,000	334,862

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
ASPEED Technology Inc.	6,000	$506,176
BES Engineering Corp.	536,000	173,167
Bizlink Holding Inc.	67,770	554,639
Brighton-Best International Taiwan Inc.	201,000	292,023
Capital Securities Corp.	737,530	420,579
Career Technology MFG. Co. Ltd.	201,369	193,821
Cathay Real Estate Development Co. Ltd.	201,300	141,215
Center Laboratories Inc.	134,871	345,208
Century Iron & Steel Industrial Co. Ltd.	67,000	269,483
Chang Wah Electromaterials Inc.	134,000	169,251
Chang Wah Technology Co. Ltd.	64,000	263,265
Charoen Pokphand Enterprise	67,000	192,878
Cheng Loong Corp.	268,000	347,686
Cheng Uei Precision Industry Co. Ltd.	134,000	184,884
Chicony Electronics Co. Ltd.	201,000	568,434
Chicony Power Technology Co. Ltd.	67,000	165,764
Chilisin Electronics Corp.	67,459	222,586
China Airlines Ltd.(a)	938,000	580,766
China General Plastics Corp.	134,000	190,181
China Man-Made Fiber Corp.(a)	536,223	199,943
China Motor Corp.	134,200	329,477
China Petrochemical Development Corp.(a)	1,206,600	560,009
China Steel Chemical Corp.	67,000	261,839
Chin-Poon Industrial Co. Ltd.	134,000	156,487
Chipbond Technology Corp.	268,000	742,291
ChipMOS Technologies Inc.	268,000	566,426
Chong Hong Construction Co. Ltd.	67,424	193,736
Chroma ATE Inc.	134,000	866,870
Chung Hung Steel Corp.	335,000	564,104
Chung Hwa Pulp Corp.(a)	134,000	118,379
Chung-Hsin Electric & Machinery Manufacturing Corp.	134,000	236,340
Cleanaway Co. Ltd.	29,000	177,896
Clevo Co.	201,000	212,618
CMC Magnetics Corp.	469,238	168,891
Compeq Manufacturing Co. Ltd.	402,000	591,818
Coretronic Corp.	134,400	270,924
Co-Tech Development Corp.	67,000	175,100
CSBC Corp. Taiwan(a)	201,548	179,266
CTCI Corp.	201,000	261,372
Cub Elecparts Inc.	17,361	95,485
Darfon Electronics Corp.	134,000	213,851
Darwin Precisions Corp.(a)	201,000	86,030
Dynapack International Technology Corp.	67,000	224,712
E Ink Holdings Inc.	335,000	941,154
EirGenix Inc.(a)	48,000	225,161
Elan Microelectronics Corp.	134,000	759,144
Elite Material Co. Ltd.	134,000	1,128,469
Elite Semiconductor Microelectronics Technology Inc.	67,000	337,288
eMemory Technology Inc.	22,000	1,286,506
ENNOSTAR Inc.(a)	268,184	746,309
Episil Holdings Inc.(a)	67,963	265,687
Eternal Materials Co. Ltd.	335,399	444,403
Eva Airways Corp.	871,000	600,763
Evergreen International Storage & Transport Corp.	201,000	242,425
Everlight Electronics Co. Ltd.	134,000	267,187
Far Eastern Department Stores Ltd.	469,000	365,927
Far Eastern International Bank	1,005,122	398,719
Faraday Technology Corp.	67,000	238,454
Farglory Land Development Co. Ltd.	134,000	307,914
Feng Hsin Steel Co. Ltd.	201,000	573,129

Security	Shares	Value

Taiwan (continued)
Firich Enterprises Co. Ltd.	134,376	$151,543
First Copper Technology Co. Ltd.(a)	67,000	131,547
Fitipower Integrated Technology Inc.	54,512	448,494
FLEXium Interconnect Inc.	134,418	560,996
FocalTech Systems Co. Ltd.	67,000	460,659
Formosa Sumco Technology Corp.	25,000	167,024
Formosa Taffeta Co. Ltd.	335,000	377,015
Foxsemicon Integrated Technology Inc.	18,200	141,419
Fulgent Sun International Holding Co. Ltd.	67,330	212,383
Fusheng Precision Co. Ltd.	54,000	353,119
General Interface Solution Holding Ltd.	67,000	258,709
Genius Electronic Optical Co. Ltd.	21,585	375,674
Getac Technology Corp.	134,000	252,537
Gigabyte Technology Co. Ltd.	210,000	662,387
Global Lighting Technologies Inc.	67,000	203,114
Global Unichip Corp.	24,000	372,961
Gold Circuit Electronics Ltd.	134,000	354,078
Goldsun Building Materials Co. Ltd.	402,426	325,735
Gourmet Master Co. Ltd.	49,821	263,147
Grand Pacific Petrochemical	335,000	366,870
Grape King Bio Ltd.	67,000	393,839
Great Wall Enterprise Co. Ltd.	268,842	525,103
Greatek Electronics Inc.	134,000	432,659
Hannstar Board Corp.	134,481	202,794
HannStar Display Corp.	871,320	503,692
Highwealth Construction Corp.	268,000	466,124
Holtek Semiconductor Inc.	67,000	309,259
Holy Stone Enterprise Co. Ltd.	67,050	291,861
Hota Industrial Manufacturing Co. Ltd.	67,773	233,928
Hotai Finance Co. Ltd.	67,000	206,730
Hsin Kuang Steel Co. Ltd.	67,000	169,532
HTC Corp.(a)	268,000	343,138
Huaku Development Co. Ltd.	134,080	425,863
Hung Sheng Construction Ltd.	201,416	150,811
IBF Financial Holdings Co. Ltd.	938,607	542,872
International CSRC Investment Holdings Co.	335,945	283,090
International Games System Co. Ltd.	19,000	454,218
ITE Technology Inc.	67,000	271,920
ITEQ Corp.	67,559	321,263
Jentech Precision Industrial Co. Ltd.	4,000	43,724
Jih Sun Financial Holdings Co. Ltd.	402,000	187,122
Johnson Health Tech Co. Ltd.	67,000	165,698
Kenda Rubber Industrial Co. Ltd.	268,675	322,425
Kindom Development Co. Ltd.	147,400	225,652
King Slide Works Co. Ltd.	14,000	188,681
King Yuan Electronics Co. Ltd.	402,000	658,892
King’s Town Bank Co. Ltd.	335,000	530,039
Kinpo Electronics	536,000	243,984
Kinsus Interconnect Technology Corp.	134,000	966,974
KMC Kuei Meng International Inc.	27,000	205,287
Kuo Yang Construction Co. Ltd.	67,187	68,684
LandMark Optoelectronics Corp.	21,400	168,747
Lealea Enterprise Co. Ltd.(a)	268,590	108,562
Lien Hwa Industrial Holdings Corp.	402,478	762,993
Longchen Paper & Packaging Co. Ltd.	268,357	271,806
Lotes Co. Ltd.	21,968	427,039
Lotus Pharmaceutical Co. Ltd.	67,000	259,651
Lung Yen Life Service Corp.	134,000	226,900
Macronix International Co. Ltd.	670,000	969,401
Makalot Industrial Co. Ltd.	50,391	432,676

S C H E D U L E O F I N V E S T M E N T S	69

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Medigen Vaccine Biologics Corp.(a)	44,000	$480,271
Mercuries & Associates Holding Ltd.	134,579	110,349
Mercuries Life Insurance Co. Ltd.(a)	486,908	162,949
Merida Industry Co. Ltd.	67,000	770,415
Merry Electronics Co. Ltd.	67,224	233,245
Microbio Co. Ltd.(a)	134,000	264,373
Mitac Holdings Corp.	469,383	472,116
Motech Industries Inc.	134,000	146,638
Nan Kang Rubber Tire Co. Ltd.	201,000	276,416
Nantex Industry Co. Ltd.	134,000	519,135
Newmax Technology Co. Ltd.(a)	164,000	239,214
Nuvoton Technology Corp.	67,000	373,675
OBI Pharma Inc.(a)	67,184	245,681
Oriental Union Chemical Corp.(a)	268,000	210,676
Pan Jit International Inc.	134,000	522,255
Pan-International Industrial Corp.	134,722	190,744
Parade Technologies Ltd.	26,000	1,636,085
PChome Online Inc.	67,305	262,289
PharmaEngine Inc.	67,756	150,627
PharmaEssentia Corp.(a)	67,648	216,026
Pharmally International Holding Co. Ltd.(d)	21,603	0	(e)
Pixart Imaging Inc.	67,635	392,118
Poya International Co. Ltd.	17,453	317,229
President Securities Corp.	348,623	295,597
Primax Electronics Ltd.	134,000	250,939
Prince Housing & Development Corp.	536,917	265,339
Qisda Corp.	670,000	716,818
Radiant Opto-Electronics Corp.	201,000	716,988
Radium Life Tech Co. Ltd.	268,341	102,456
RDC Semiconductor Co. Ltd.(a)	4,000	57,302
Rexon Industrial Corp. Ltd.	67,000	170,725
RichWave Technology Corp.	15,000	205,376
Ritek Corp.(a)	335,387	116,828
Roo Hsing Co. Ltd.(a)	335,000	96,330
Ruentex Industries Ltd.	134,000	536,372
Run Long Construction Co. Ltd.	134,000	280,688
Sanyang Motor Co. Ltd.	201,820	198,794
ScinoPharm Taiwan Ltd.	134,708	119,385
SDI Corp.	67,000	351,372
Sercomm Corp.	67,000	157,056
Shin Zu Shing Co. Ltd.	67,856	259,413
Shinkong Synthetic Fibers Corp.	469,135	333,449
Sigurd Microelectronics Corp.	201,124	470,522
Simplo Technology Co. Ltd.	67,600	768,659
Sinbon Electronics Co. Ltd.	67,000	521,281
Sincere Navigation Corp.	134,000	194,961
Sino-American Silicon Products Inc.	201,000	1,392,256
Sinyi Realty Inc.	134,778	151,358
Sitronix Technology Corp.	57,000	605,153
Solar Applied Materials Technology Corp.	134,943	241,161
Sonix Technology Co. Ltd.	67,000	218,162
Standard Foods Corp.	201,000	378,420
Sunny Friend Environmental Technology Co. Ltd.	20,000	148,234
Sunonwealth Electric Machine Industry Co. Ltd.	67,000	93,895
Sunplus Technology Co. Ltd.	201,000	283,724
Supreme Electronics Co. Ltd.	219,705	346,922
Systex Corp.	67,000	206,672
TA Chen Stainless Pipe	469,866	854,793
Taichung Commercial Bank Co. Ltd.	1,121,243	474,894
TaiMed Biologics Inc.(a)	67,000	153,045

Security	Shares	Value

Taiwan (continued)
Tainan Spinning Co. Ltd.	402,190	$337,423
Taita Chemical Co. Ltd.	67,000	108,990
Taiwan Business Bank	2,010,000	702,795
Taiwan Cogeneration Corp.	201,000	272,802
Taiwan Fertilizer Co. Ltd.	335,000	681,714
Taiwan Glass Industry Corp.	402,000	518,963
Taiwan Hon Chuan Enterprise Co. Ltd.	134,004	360,940
Taiwan Mask Corp.	67,000	214,487
Taiwan Paiho Ltd.	134,050	405,857
Taiwan Secom Co. Ltd.	134,450	477,942
Taiwan Semiconductor Co. Ltd.	134,000	354,283
Taiwan Shin Kong Security Co. Ltd.	201,366	274,654
Taiwan Styrene Monomer	274,000	221,707
Taiwan Surface Mounting Technology Corp.	67,000	249,327
Taiwan TEA Corp.(a)	268,000	194,427
Taiwan Union Technology Corp.	67,000	265,185
Tanvex BioPharma Inc.(a)	67,000	116,045
TCI Co. Ltd.	26,528	257,756
Teco Electric and Machinery Co. Ltd.	670,000	753,749
Test Research Inc.	134,000	272,969
Tong Hsing Electronic Industries Ltd.	67,641	636,626
Tong Yang Industry Co. Ltd.	134,133	166,697
Topco Scientific Co. Ltd.	67,000	319,802
TPK Holding Co. Ltd.	134,000	190,031
Transcend Information Inc.	134,000	334,910
Tripod Technology Corp.	201,000	829,360
TSEC Corp.(a)	134,000	153,086
TSRC Corp.	268,000	298,941
TTY Biopharm Co. Ltd.	67,450	194,950
Tung Ho Steel Enterprise Corp.	335,000	535,251
TXC Corp.	134,000	549,697
U-Ming Marine Transport Corp.	134,000	335,233
Union Bank of Taiwan(a)	603,167	266,436
Unitech Printed Circuit Board Corp.(a)	335,420	242,272
United Integrated Services Co. Ltd.	67,400	483,001
United Renewable Energy Co. Ltd.(a)	536,897	410,299
Unizyx Holding Corp.	134,000	122,058
UPC Technology Corp.	268,741	236,633
USI Corp.	268,070	317,145
Visual Photonics Epitaxy Co. Ltd.	67,425	307,887
Voltronic Power Technology Corp.	17,934	800,492
Wafer Works Corp.	201,681	508,752
Wah Lee Industrial Corp.	67,000	213,984
Walsin Lihwa Corp.	871,000	842,293
Wisdom Marine Lines Co. Ltd.	201,000	649,540
Wistron NeWeb Corp.	134,481	350,157
WT Microelectronics Co. Ltd.	134,757	291,116
XinTec Inc.	67,000	347,747
Xxentria Technology Materials Corp.	134,000	339,933
YFY Inc.	469,000	604,468
Yieh Phui Enterprise Co. Ltd.(a)	402,797	473,089
Yulon Finance Corp.	77,142	462,241
Yulon Motor Co. Ltd.	201,026	273,751
YungShin Global Holding Corp.	134,200	203,730
Yungtay Engineering Co. Ltd.	67,000	142,585

		87,879,872

Thailand — 3.4%
AEON Thana Sinsap Thailand PCL, NVDR(c)	33,500	205,511
Amata Corp. PCL, NVDR	408,776	238,260
AP Thailand PCL, NVDR	1,159,100	301,861

70	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand (continued)
Bangchak Corp. PCL, NVDR	509,300	$426,139
Bangkok Chain Hospital PCL, NVDR	656,800	458,053
Bangkok Land PCL, NVDR(c)	6,284,600	210,575
Bangkok Life Assurance PCL, NVDR	261,300	222,789
Banpu PCL, NVDR(c)	1,554,400	530,339
Central Plaza Hotel PCL, NVDR(a)(c)	241,200	248,532
CH Karnchang PCL, NVDR(c)	495,900	305,886
Chularat Hospital PCL, NVDR	3,082,800	353,586
CK Power PCL, NVDR(c)	1,125,700	195,330
Com7 PCL, NVDR	254,600	549,691
Eastern Polymer Group PCL, NVDR	489,800	191,349
Eastern Water Resources Development and Management PCL, NVDR(c)	790,600	250,127
Esso Thailand PCL, NVDR(a)(c)	623,100	152,353
GFPT PCL, NVDR	542,800	208,585
Gunkul Engineering PCL, NVDR	2,272,699	333,916
Hana Microelectronics PCL, NVDR	247,900	541,847
IRPC PCL, NVDR(c)	4,274,600	526,600
Jasmine International PCL, NVDR	2,304,800	208,604
KCE Electronics PCL, NVDR	335,300	794,983
Khon Kaen Sugar Industry PCL, NVDR(a)(c)	1,031,930	118,456
Kiatnakin Phatra Bank PCL, NVDR	120,632	210,307
Major Cineplex Group PCL, NVDR(a)(c)	395,300	256,318
MBK PCL, NVDR(a)	569,500	250,758
Mega Lifesciences PCL, NVDR	187,600	284,894
Plan B Media PCL, NVDR(c)	938,500	180,034
Pruksa Holding PCL, NVDR	589,600	241,383
PTG Energy PCL, NVDR(c)	368,600	209,024
Quality Houses PCL, NVDR	3,236,167	222,961
Sansiri PCL, NVDR(c)	5,367,100	212,741
Siam Global House PCL, NVDR	1	1
Siamgas & Petrochemicals PCL, NVDR	422,200	150,490
Sino-Thai Engineering & Construction PCL, NVDR(c)	495,828	205,853
Sri Trang Agro-Industry PCL, NVDR	361,880	426,389
Star Petroleum Refining PCL, NVDR(a)	790,600	215,362
Supalai PCL, NVDR	643,300	413,329
Super Energy Corp. PCL, NVDR(c)	7,584,400	228,107
Taokaenoi Food & Marketing PCL, Class R, NVDR(c)	207,800	47,950
Thai Vegetable Oil PCL, NVDR	234,600	236,666
Thanachart Capital PCL, NVDR	120,600	137,334
Thonburi Healthcare Group PCL, NVDR	355,100	344,276
Thoresen Thai Agencies PCL, NVDR	495,800	254,953
Tipco Asphalt PCL, NVDR(c)	315,000	180,690
Tisco Financial Group PCL, NVDR(c)	80,400	234,232
TOA Paint Thailand PCL, NVDR	214,400	227,668
TPI Polene Power PCL, NVDR(c)	1,594,600	217,618
TTW PCL, NVDR(c)	871,000	321,567
VGI PCL, NVDR	1,775,500	346,364
WHA Corp. PCL, NVDR(c)	3,618,000	365,697

		14,196,338

Turkey — 1.4%
Anadolu Efes Biracilik Ve Malt Sanayii AS	90,584	238,972
Bera Holding AS(a)	125,190	147,220
Coca-Cola Icecek AS	35,242	371,290
Dogan Sirketler Grubu Holding AS	482,668	149,156
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	779,478	172,457
Enerjisa Enerji AS(b)	105,056	140,274
Gubre Fabrikalari TAS(a)	19,083	118,975
Haci Omer Sabanci Holding AS	323,141	407,621
Hektas Ticaret TAS(a)	140,097	141,335

Security	Shares	Value

Turkey (continued)
Jantsa Jant Sanayi Ve Ticaret AS	7,121	$58,953
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(a)	309,741	289,759
Koza Altin Isletmeleri AS(a)(c)	14,807	184,143
Koza Anadolu Metal Madencilik Isletmeleri AS(a)	91,924	175,696
Mavi Giyim Sanayi Ve Ticaret AS, Class B(b)	23,102	158,151
Migros Ticaret AS(a)(c)	36,783	154,034
MLP Saglik Hizmetleri AS(a)(b)(c)	49,513	150,983
Nuh Cimento Sanayi AS	23,270	98,268
Otokar Otomotiv Ve Savunma Sanayi AS	3,417	136,696
Oyak Cimento Fabrikalari AS(a)(c)	126,161	103,427
Pegasus Hava Tasimaciligi AS(a)	16,817	142,762
Petkim Petrokimya Holding AS(a)	458,079	341,406
TAV Havalimanlari Holding AS(a)	96,145	270,720
Tekfen Holding AS(c)	92,393	164,179
Tofas Turk Otomobil Fabrikasi AS	47,101	237,983
Turk Hava Yollari AO(a)	186,997	285,583
Turkiye Halk Bankasi AS(a)(c)	256,878	147,026
Turkiye Sinai Kalkinma Bankasi AS(c)	523,270	82,963
Ulker Biskuvi Sanayi AS	59,053	135,836
Vestel Elektronik Sanayi ve Ticaret AS	35,577	122,690
Yapi ve Kredi Bankasi AS	1,024,430	325,196

		5,653,754

United Arab Emirates — 0.7%
Agthia Group PJSC	103,180	188,205
Air Arabia PJSC(a)	1,070,794	413,526
Amanat Holdings PJSC(a)	746,447	241,671
Aramex PJSC	277,112	302,488
DAMAC Properties Dubai Co. PJSC(a)	688,023	236,012
Dana Gas PJSC	1,181,813	350,310
Drake & Scull International PJSC(a)(d)	241,185	9,718
Dubai Financial Market PJSC(a)	662,295	203,747
Dubai Investments PJSC	892,105	443,773
Emaar Development PJSC(a)	313,359	336,656

		2,726,106

Total Common Stocks — 98.7% (Cost: $333,300,038)		411,843,148

Preferred Stocks

Brazil — 0.9%
Azul SA, Preference Shares, NVS(a)	107,312	783,028
Banco ABC Brasil SA, Preference Shares, NVS	32,911	106,483
Banco do Estado do Rio Grande do Sul SA, Class B, Preference Shares, NVS	81,517	196,745
Banco Pan SA, Preference Shares, NVS	109,344	397,553
Cia. de Saneamento do Parana, Preference Shares, NVS	13,400	10,133
Cia. Energetica de Sao Paulo, Class B, Preference Shares, NVS	67,000	303,721
Gol Linhas Aereas Inteligentes SA, Preference Shares, NVS(a)	77,408	298,807
Lojas Americanas SA, Preference Shares, NVS	327,496	377,480
Marcopolo SA, Preference Shares, NVS	247,981	133,323
Metalurgica Gerdau SA, Preference Shares, NVS	288,435	721,255
Randon SA Implementos e Participacoes, Preference Shares, NVS	73,725	165,250
Unipar Carbocloro SA, Preference Shares, NVS	17,113	299,282

		3,793,060

S C H E D U L E O F I N V E S T M E N T S	71

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chile — 0.1%
Embotelladora Andina SA, Class B, Preference Shares	120,466	$286,281

Total Preferred Stocks — 1.0% (Cost: $3,831,919)		4,079,341

Rights

Hong Kong — 0.0%
Tongda Group Holdings Ltd. (Expires 09/06/21)(a)	1,005,000	1,292

Thailand — 0.0%
Banpu Public Co. (Expires 09/15/21)(a)	518,133	96,450

Total Rights — 0.0% (Cost: $56,573)		97,742

Short-Term Investments

Money Market Funds — 5.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(h)(i)(j)	20,729,071	20,739,436
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(h)(i)	2,250,000	2,250,000

		22,989,436

Total Short-Term Investments — 5.5% (Cost: $22,985,566)		22,989,436

Total Investments in Securities — 105.2% (Cost: $360,174,096)		439,009,667

Other Assets, Less Liabilities — (5.2)%		(21,735,261)

Net Assets — 100.0%		$417,274,406

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $54,029, representing less than 0.05% of its net assets as of period end, and an original cost of $336,376.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$9,452,869	$11,290,785	(a)	$—	$13	$(4,231)	$20,739,436	20,729,071	$547,970	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	2,250,000	(a)	—	—	—	2,250,000	2,250,000	132		—

					$13	$(4,231)	$22,989,436		$548,102		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

72	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Small-Cap ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	19	09/17/21	$1,234	$28,232

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$28,232

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$183,307

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(28,237)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$673,696

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$90,196,800	$321,274,374	$371,974	$411,843,148
Preferred Stocks	4,079,341	—	—	4,079,341
Rights	1,292	96,450	—	97,742
Money Market Funds	22,989,436	—	—	22,989,436

	$117,266,869	$321,370,824	$371,974	$439,009,667

Derivative financial instruments(a)
Assets
Futures Contracts	$28,232	$—	$—	$28,232

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	73

Statements of Assets and Liabilities

August 31, 2021

	iShares Core MSCI Emerging Markets ETF (Consolidated)	iShares MSCI BRIC ETF	iShares MSCI Emerging Markets Asia ETF	iShares MSCI Emerging Markets Small-Cap ETF (Consolidated)

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$80,487,643,386	$158,085,315	$881,229,924	$416,020,231
Affiliated(c)	3,947,863,333	2,576,503	14,908,212	22,989,436
Cash	21,957,847	167,459	256,773	479,498
Foreign currency, at value(d)	61,848,482	1,017,503	1,659,231	565,673
Cash pledged:
Futures contracts	5,388,200	—	94,000	115,000
Receivables:
Investments sold	454,155,979	1,656,556	1,737,273	4,833,615
Securities lending income — Affiliated	15,359,047	2,332	10,139	69,825
Variation margin on futures contracts	1,388,860	—	23,066	28,846
Loans	—	—	—	475,000
Dividends	111,148,339	79,739	1,291,121	926,312
Tax reclaims	1,091,018	—	—	6,814

Total assets	85,107,844,491	163,585,407	901,209,739	446,510,250

LIABILITIES
Collateral on securities loaned, at value	3,768,150,560	2,054,939	12,507,682	20,736,356
Deferred foreign capital gain tax	313,825,347	1,384,505	3,130,273	2,131,776
Payables:
Investments purchased	416,266,418	1,713,170	3,152,327	5,649,357
Variation margin on futures contracts	—	394	—	—
Bank borrowings	—	—	126,004	475,014
Investment advisory fees	7,354,308	89,946	364,224	236,774
Foreign taxes	2,925,728	—	453	6,567

Total liabilities	4,508,522,361	5,242,954	19,280,963	29,235,844

NET ASSETS	$80,599,322,130	$158,342,453	$881,928,776	$417,274,406

NET ASSETS CONSIST OF:
Paid-in capital	$67,241,759,427	$369,889,900	$790,502,952	$366,434,174
Accumulated earnings (loss)	13,357,562,703	(211,547,447)	91,425,824	50,840,232

NET ASSETS	$80,599,322,130	$158,342,453	$881,928,776	$417,274,406

Shares outstanding	1,255,800,000	3,150,000	10,000,000	6,700,000

Net asset value	$64.18	$50.27	$88.19	$62.28

Shares authorized	4.30 billion	500 million	500 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$3,507,217,379	$1,939,767	$12,543,348	$17,947,385
(b) Investments, at cost — Unaffiliated	$59,614,414,087	$149,134,933	$745,589,720	$337,188,530
(c) Investments, at cost — Affiliated	$3,946,970,452	$2,575,646	$14,904,533	$22,985,566
(d) Foreign currency, at cost	$61,212,642	$1,016,023	$1,655,666	$562,551
See notes to financial statements.

74	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2021

	iShares Core MSCI Emerging Markets ETF (Consolidated)	iShares MSCI BRIC ETF	iShares MSCI Emerging Markets Asia ETF	iShares MSCI Emerging Markets Small-Cap ETF (Consolidated)

INVESTMENT INCOME
Dividends — Unaffiliated	$1,745,104,198	$3,645,717	$18,185,360	$7,608,329
Dividends — Affiliated	162,315	1,008	393	132
Interest — Unaffiliated	—	21	64	—
Securities lending income — Affiliated — net(a)	59,076,538	24,877	140,845	547,970
Other income — Unaffiliated	33,783	—	—	—
Mauritius income taxes refund	—	—	—	10,640
Foreign taxes withheld	(194,006,288)	(133,632)	(2,364,255)	(975,290)
Foreign withholding tax claims	2,745,237	—	—	—

Total investment income	1,613,115,783	3,537,991	15,962,407	7,191,781

EXPENSES
Investment advisory fees	82,780,635	1,281,064	4,001,164	2,042,613
Commitment fees	27,692	5,903	23,342	8,810
Professional fees	285,327	—	—	—
Miscellaneous	173	173	173	173
Mauritius income taxes	179,424	6,099	13,484	—
Interest expense	27,579	9,474	21,271	3,858

Total expenses	83,300,830	1,302,713	4,059,434	2,055,454

Less:
Investment advisory fees waived	(234,869)	—	—	—

Total expenses after fees waived	83,065,961	1,302,713	4,059,434	2,055,454

Net investment income	1,530,049,822	2,235,278	11,902,973	5,136,327

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(b)	(1,102,417,724)	10,482,947	17,076,605	23,353,127
Investments — Affiliated	(456,438)	(1,008)	(2,539)	13
In-kind redemptions — Unaffiliated	44,737,123	21,164,299	28,341,031	104,035
Futures contracts	164,570,454	(19,514)	(167,387)	183,307
Foreign currency transactions	(18,209,721)	(393,039)	(258,647)	(147,286)

Net realized gain (loss)	(911,776,306)	31,233,685	44,989,063	23,493,196

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(c)	12,111,488,413	(8,185,654)	26,224,150	66,307,374
Investments — Affiliated	(669,915)	(1,227)	(2,482)	(4,231)
Futures contracts	(72,948,000)	7,942	(11,659)	(28,237)
Foreign currency translations	2,353,269	8,039	6,220	12,032

Net change in unrealized appreciation (depreciation)	12,040,223,767	(8,170,900)	26,216,229	66,286,938

Net realized and unrealized gain	11,128,447,461	23,062,785	71,205,292	89,780,134

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,658,497,283	$25,298,063	$83,108,265	$94,916,461

(a) Net of securities lending income tax paid of	$4,151,079	$—	$—	$—
(b) Net of foreign capital gain tax and capital gain tax refund, if applicable	$(558,154)	$632,325	$2,143,912	$76,547
(c) Net of increase in deferred foreign capital gain tax of	$(309,782,367)	$(1,384,505)	$(3,120,634)	$(2,131,776)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	75

Statements of Changes in Net Assets

	iShares Core MSCI Emerging Markets ETF (Consolidated)		iShares MSCI BRIC ETF
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,530,049,822	$1,596,150,911	$2,235,278	$2,184,589
Net realized gain (loss)	(911,776,306)	(1,697,318,990)	31,233,685	(4,924,717)
Net change in unrealized appreciation (depreciation)	12,040,223,767	6,138,246,272	(8,170,900)	19,713,320

Net increase in net assets resulting from operations	12,658,497,283	6,037,078,193	25,298,063	16,973,192

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(1,363,503,586)	(1,796,276,569)	(1,832,595)	(2,573,879)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	14,675,947,414	(2,632,718,567)	(12,245,845)	(28,202,766)

NET ASSETS
Total increase (decrease) in net assets	25,970,941,111	1,608,083,057	11,219,623	(13,803,453)
Beginning of year	54,628,381,019	53,020,297,962	147,122,830	160,926,283

End of year	$80,599,322,130	$54,628,381,019	$158,342,453	$147,122,830

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

76	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares MSCI Emerging Markets Asia ETF		iShares MSCI Emerging Markets Small-Cap ETF (Consolidated)
	Year Ended 08/31/21	Year Ended 08/31/20 (a)	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,902,973	$7,932,067	$5,136,327	$4,032,371
Net realized gain (loss)	44,989,063	(4,840,142)	23,493,196	(14,154,913)
Net change in unrealized appreciation (depreciation)	26,216,229	86,202,052	66,286,938	29,517,151

Net increase in net assets resulting from operations	83,108,265	89,293,977	94,916,461	19,394,609

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(7,205,739)	(8,516,244)	(6,293,337)	(5,314,637)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	247,467,812	25,452,906	116,140,101	(40,270,524)

NET ASSETS
Total increase (decrease) in net assets	323,370,338	106,230,639	204,763,225	(26,190,552)
Beginning of year	558,558,438	452,327,799	212,511,181	238,701,733

End of year	$881,928,776	$558,558,438	$417,274,406	$212,511,181

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	77

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core MSCI Emerging Markets ETF (Consolidated)
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19		Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$53.34	$48.31	$52.27		$53.91	$44.60

Net investment income(a)	1.33	1.46	1.40		1.39	1.31
Net realized and unrealized gain (loss)(b)	10.70	5.21	(4.01)		(1.61)	8.95

Net increase (decrease) from investment operations	12.03	6.67	(2.61)		(0.22)	10.26

Distributions(c)
From net investment income	(1.19)	(1.64)	(1.35)		(1.42)	(0.95)

Total distributions	(1.19)	(1.64)	(1.35)		(1.42)	(0.95)

Net asset value, end of year	$64.18	$53.34	$48.31		$52.27	$53.91

Total Return(d)
Based on net asset value	22.67%	13.97%	(4.93	)%(e)	(0.52)%	23.45%

Ratios to Average Net Assets
Total expenses	0.12%	0.14%	0.14%		0.14%	0.15%

Total expenses after fees waived	0.12%	0.14%	0.14%		0.14%	0.14%

Total expenses excluding professional fees for foreign withholding tax claims	0.11%	0.14%	0.14%		N/A	N/A

Net investment income	2.12%	2.97%	2.79%		2.48%	2.74%

Supplemental Data
Net assets, end of year (000)	$80,599,322	$54,628,381	$53,020,298		$49,079,726	$36,775,298

Portfolio turnover rate(f)	9%	15%	15%		6%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2019:
•	Total return by 0.01%.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

78	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI BRIC ETF
	Year Ended 08/31/21	Year Ended 08/31/20 (a)	Year Ended 08/31/19 (a)	Year Ended 08/31/18 (a)	Year Ended 08/31/17 (a)

Net asset value, beginning of year	$47.46	$40.23	$41.01	$42.21	$33.48

Net investment income(b)	0.62	0.55	0.69	0.68	0.70
Net realized and unrealized gain (loss)(c)	2.74	7.34	(0.59)	(1.13)	8.57

Net increase (decrease) from investment operations	3.36	7.89	0.10	(0.45)	9.27

Distributions(d)
From net investment income	(0.55)	(0.66)	(0.88)	(0.75)	(0.54)

Total distributions	(0.55)	(0.66)	(0.88)	(0.75)	(0.54)

Net asset value, end of year	$50.27	$47.46	$40.23	$41.01	$42.21

Total Return(e)
Based on net asset value	7.09%	19.78%	0.35%	(1.16)%	28.15%

Ratios to Average Net Assets
Total expenses	0.70%	0.70%	0.69%	0.67%	0.70%

Net investment income	1.20%	1.29%	1.69%	1.51%	1.96%

Supplemental Data
Net assets, end of year (000)	$158,342	$147,123	$160,926	$205,064	$261,702

Portfolio turnover rate(f)	80%	42%	53%	22%	24%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Asia ETF
	Year Ended 08/31/21	Year Ended 08/31/20 (a)	Year Ended 08/31/19 (a)	Year Ended 08/31/18 (a)	Year Ended 08/31/17 (a)

Net asset value, beginning of year	$75.48	$62.82	$69.38	$69.15	$56.33

Net investment income(b)	1.28	1.12	1.26	1.16	1.31
Net realized and unrealized gain (loss)(c)	12.32	12.79	(6.52)	0.42	12.43

Net increase (decrease) from investment operations	13.60	13.91	(5.26)	1.58	13.74

Distributions(d)
From net investment income	(0.89)	(1.25)	(1.30)	(1.35)	(0.92)

Total distributions	(0.89)	(1.25)	(1.30)	(1.35)	(0.92)

Net asset value, end of year	$88.19	$75.48	$62.82	$69.38	$69.15

Total Return(e)
Based on net asset value	18.11%	22.31%	(7.52)%	2.22%	24.80%

Ratios to Average Net Assets
Total expenses	0.50%	0.50%	0.50%	0.50%	0.49%

Total expenses after fees waived	0.50%	0.50%	0.50%	0.50%	0.49%

Net investment income	1.46%	1.68%	1.94%	1.58%	2.16%

Supplemental Data
Net assets, end of year (000)	$881,929	$558,558	$452,328	$440,538	$501,330

Portfolio turnover rate(f)	48%	20%	16%	33%	15%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

80	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Small-Cap ETF (Consolidated)
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$44.74	$41.51	$47.64	$49.23	$43.27

Net investment income(a)	0.96	0.85	0.99	1.10	1.04
Net realized and unrealized gain (loss)(b)	17.81	3.52	(5.98)	(1.22)	5.81

Net increase (decrease) from investment operations	18.77	4.37	(4.99)	(0.12)	6.85

Distributions(c)
From net investment income	(1.23)	(1.14)	(1.14)	(1.47)	(0.89)

Total distributions	(1.23)	(1.14)	(1.14)	(1.47)	(0.89)

Net asset value, end of year	$62.28	$44.74	$41.51	$47.64	$49.23

Total Return(d)
Based on net asset value	42.38%	10.68%	(10.50)%	(0.38)%	16.17%

Ratios to Average Net Assets
Total expenses	0.69%	0.71%	0.69%	0.67%	0.69%

Net investment income	1.72%	2.07%	2.25%	2.14%	2.32%

Supplemental Data
Net assets, end of year (000)	$417,274	$212,511	$238,702	$262,024	$253,519

Portfolio turnover rate(e)	34%	46%	29%	39%	19%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These consolidated financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Core MSCI Emerging Markets(a)	Diversified

MSCI BRIC	Diversified

MSCI Emerging Markets Asia	Diversified

MSCI Emerging Markets Small-Cap	Diversified

(a)

The Fund intends to be diversified in approximately the same proportion as its underlying index is diversified. The Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in its relative market capitalization or index weighting of one or more constituents of its underlying index.

Basis of Consolidation: The accompanying consolidated financial statements for each Fund includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (each, a “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The net assets of the Subsidiary of iShares Core MSCI Emerging Markets ETF, iShares MSCI BRIC ETF, iShares MSCI Emerging Markets Asia ETF and iShares MSCI Emerging Markets Small-Cap ETF as of period end were $9,836,848,922, $0, $0 and $ 77,722,153, which is 12.2%, 0.0%, 0.0% and 18.6% of each respective Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated.

Effective November 10, 2020, MSCI BRIC transferred all of the assets of MSCI BRIC’s wholly owned Mauritius Subsidiary to MSCI BRIC through on-exchange transactions in India. MSCI BRIC recognized a net realized gain of $11,083,481 as a result of this transaction. After the transfer, MSCI BRIC began making new investments in India directly. On April 30, 2021, MSCI BRIC’s Subsidiary was dissolved.

Effective April 22, 2021, MSCI Emerging Markets Asia transferred all of the assets of MSCI Emerging Markets Asia’s wholly owned Mauritius Subsidiary to MSCI Emerging Markets Asia through on-exchange transactions in India. MSCI Emerging Markets Asia recognized a net realized gain of $26,641,209 as a result of this transaction. After the transfer, MSCI Emerging Markets Asia began making new investments in India directly. On April 30, 2021, MSCI Emerging Markets Asia’s Subsidiary was dissolved.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2021, if any, are disclosed in the Consolidated Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

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Notes to Financial Statements  (continued)

Each of the iShares Core MSCI Emerging Markets ETF and iShares MSCI Emerging Markets Small-Cap ETF has conducted its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, each Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius, have the place of effective management outside of India, and related requirements. Each Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, each Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the Financial Services Commission (the “FSC”), each Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against each Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by each Subsidiary and are disclosed in its Consolidated Statements of Operations. Any dividends paid by a Subsidiary to its Fund are not subject to tax in Mauritius. Each Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. There can be no assurance, however, that the DTAA will remain in effect during the Subsidiary’s existence or that it will continue to enjoy its benefits on the shares acquired prior to April 1, 2017.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

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Notes to Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

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Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Core MSCI Emerging Markets
Barclays Bank PLC	$18,636,387	$18,204,985		$—	$(431,402	)(b)
Barclays Capital, Inc.	80,471,715	80,471,715		—	—
BNP Paribas SA	3,438,850	3,438,850		—	—
BofA Securities, Inc.	197,013,955	197,013,955		—	—
Citadel Clearing LLC	301,168	296,792		—	(4,376	)(b)
Citigroup Global Markets Ltd.	76,074,369	76,074,369		—	—
Citigroup Global Markets, Inc.	266,813,610	266,813,610		—	—
Credit Suisse Securities (USA) LLC	24,040,979	24,040,979		—	—
Deutsche Bank Securities, Inc.	9,423,474	9,423,474		—	—
Goldman Sachs & Co. LLC	205,344,204	205,344,204		—	—
Goldman Sachs International	397,137,304	397,137,304		—	—
HSBC Bank PLC	116,875,149	116,043,533		—	(831,616	)(b)
J.P. Morgan Securities LLC	192,359,832	192,359,832		—	—
J.P. Morgan Securities PLC	489,887,606	489,887,606		—	—
Jefferies LLC	4,781,174	4,781,174		—	—
Macquarie Bank Ltd.	64,835,693	64,835,693		—	—
Morgan Stanley	1,173,193,111	1,173,193,111		—	—
National Financial Services LLC	1,746,729	1,746,729		—	—
Nomura Securities International, Inc.	2,290,205	2,290,205		—	—
Pershing LLC	283,410	271,343		—	(12,067	)(b)
SG AMERICAS Securities LLC	20,491,695	20,491,695		—	—
State Street Bank & Trust Co.	110,965,183	106,833,763		—	(4,131,420	)(b)
Toronto Dominion Bank	888,552	888,552		—	—
UBS AG	17,263,856	16,881,527		—	(382,329	)(b)
UBS Europe SE	4,398,500	4,398,500		—	—
UBS Securities LLC	5,600,068	5,589,645		—	(10,423	)(b)
Wells Fargo Bank N.A.	1,345,565	1,345,565		—	—
Wells Fargo Securities LLC	21,315,036	20,538,724		—	(776,312	)(b)

	$3,507,217,379	$3,500,637,434		$—	$(6,579,945)

MSCI BRIC
BofA Securities, Inc.	$228,882	$228,882		$—	$—
Citigroup Global Markets, Inc.	211,834	211,834		—	—
Credit Suisse Securities (USA) LLC	63,789	63,789		—	—
Goldman Sachs & Co. LLC	185,977	185,977		—	—
J.P. Morgan Securities LLC	520,659	499,244		—	(21,415	)(b)
Macquarie Bank Ltd.	158,138	158,138		—	—
Morgan Stanley	371,039	371,039		—	—
UBS Securities LLC	129,977	129,977		—	—
Wells Fargo Bank N.A.	69,472	69,472		—	—

	$1,939,767	$1,918,352		$—	$(21,415)

MSCI Emerging Markets Asia
Barclays Bank PLC	$24,080	$22,341		$—	$(1,739	)(b)
Barclays Capital, Inc.	651,852	651,852		—	—
BNP Paribas SA	207,074	194,133		—	(12,941	)(b)
BofA Securities, Inc.	1,090,864	1,090,864		—	—
Citigroup Global Markets, Inc.	8,496,643	8,376,298		—	(120,345	)(b)
Credit Suisse Securities (USA) LLC	369,926	369,926		—	—
J.P. Morgan Securities LLC	1,107,521	1,070,936		—	(36,585	)(b)
J.P. Morgan Securities PLC	23,841	23,841		—	—
Macquarie Bank Ltd.	436,505	436,505		—	—
SG AMERICAS Securities LLC	105,213	105,213		—	—
UBS AG	29,829	29,829		—	—

	$12,543,348	$12,371,738		$—	$(171,610)

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Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Emerging Markets Small-Cap
Barclays Bank PLC	$725,166	$725,166		$—	$—
Barclays Capital, Inc.	478,541	478,541		—	—
BNP Paribas SA	20,295	20,295		—	—
BofA Securities, Inc.	2,408,382	2,408,382		—	—
Citadel Clearing LLC	4,798	4,686		—	(112	)(b)
Citigroup Global Markets, Inc.	758,066	758,066		—	—
Credit Suisse Securities (USA) LLC	1,525,112	1,525,112		—	—
Deutsche Bank Securities, Inc.	139,279	139,279		—	—
Goldman Sachs & Co. LLC	4,292,132	4,292,132		—	—
HSBC Bank PLC	1,133,535	1,133,535		—	—
J.P. Morgan Securities LLC	1,081,640	1,081,640		—	—
Macquarie Bank Ltd	97,067	97,067		—	—
Morgan Stanley	3,551,232	3,551,232		—	—
SG AMERICAS Securities LLC	1,228,349	1,228,349		—	—
UBS AG	458,263	458,263		—	—
UBS Securities LLC	45,528	45,528		—	—

	$17,947,385	$17,947,273		$—	$(112)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of August 31, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk) .

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core MSCI Emerging Markets	0.11%
MSCI Emerging Markets Asia	0.49

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Notes to Financial Statements  (continued)

Effective December 17, 2020, for its investment advisory services to the iShares Core MSCI Emerging Markets ETF, BFA is entitled to an annual investment advisory fee of 0.11%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. Prior to December 17, 2020, BFA was entitled to an annual investment advisory fee of 0.13%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

For its investment advisory services to each of the iShares MSCI BRIC and iShares MSCI Emerging Markets Small-Cap ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other    iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $14 billion	0.75%
Over $14 billion, up to and including $28 billion	0.68
Over $28 billion, up to and including $42 billion	0.61
Over $42 billion, up to and including $56 billion	0.54
Over $56 billion, up to and including $70 billion	0.47
Over $70 billion, up to and including $84 billion	0.41
Over $84 billion	0.35

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Expense Waivers: The total of the investment advisory fee and any fund other expenses are a fund’s total annual operating expenses. For the iShares Core MSCI Emerging Markets ETF, BFA has contractually agreed to waive a portion of its investment advisory fee through December 31, 2025 in order to limit the Fund’s total annual operating expenses after fee waiver to 0.11% of average daily net assets.

This amount is included in investment advisory fees waived in the Consolidated Statements of Operations. For the year ended August 31, 2021, the amounts waived in investment    advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived
Core MSCI Emerging Markets	$234,869

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Consolidated Statements of Operations. For the year ended August 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Core MSCI Emerging Markets	$14,677,182
MSCI BRIC	6,969
MSCI Emerging Markets Asia	34,566
MSCI Emerging Markets Small-Cap	125,380

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Core MSCI Emerging Markets	$177,769,666	$219,619,824	$(19,165,194)
MSCI BRIC	878,725	391,646	(197)
MSCI Emerging Markets Asia	25,438,698	4,285,414	(380,419)
MSCI Emerging Markets Small-Cap	5,001,401	17,683,246	9,097,886

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Core MSCI Emerging Markets	$17,825,544,892	$6,086,084,410
MSCI BRIC	176,619,009	148,515,678
MSCI Emerging Markets Asia	626,025,726	381,139,384
MSCI Emerging Markets Small-Cap	198,286,645	101,971,511

For the year ended August 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core MSCI Emerging Markets	$3,639,989,695	$127,288,024
MSCI BRIC	29,366,965	71,182,073
MSCI Emerging Markets Asia	84,517,925	81,087,038
MSCI Emerging Markets Small-Cap	20,729,234	1,731,247

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Core MSCI Emerging Markets	$40,238,180	$(40,238,180)
MSCI BRIC	20,909,719	(20,909,719)
MSCI Emerging Markets Asia	26,725,665	(26,725,665)
MSCI Emerging Markets Small-Cap	66,853	(66,853)

The tax character of distributions was as follows:

iShares ETF	Year Ended 08/31/21	Year Ended 08/31/20

Core MSCI Emerging Markets Ordinary income	$1,363,503,586	$1,796,276,569

88	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 08/31/21	Year Ended 08/31/20

MSCI BRIC Ordinary income	$1,832,595	$2,573,879

MSCI Emerging Markets Asia Ordinary income	$7,205,739	$8,516,244

MSCI Emerging Markets Small-Cap Ordinary income	$6,293,337	$5,314,637

As of August 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
Core MSCI Emerging Markets	$756,143,191	$(6,442,750,309)	$19,044,169,821		$13,357,562,703
MSCI BRIC	138,174	(222,988,191)	11,302,570		(211,547,447)
MSCI Emerging Markets Asia	7,297,329	(52,695,377)	136,823,872		91,425,824
MSCI Emerging Markets Small-Cap	7,513,021	(18,944,995)	62,272,206		50,840,232

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain futures contracts, timing and recognition of partnership income, characterization of corporate actions, the timing and recognition of realized gains/losses for tax purposes and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended August 31, 2021, the Funds utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized
MSCI BRIC	$3,985,237
MSCI Emerging Markets Asia	5,183,347
MSCI Emerging Markets Small-Cap	21,270,647

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core MSCI Emerging Markets	$65,079,130,567	$25,101,669,906	$(5,745,293,754)	$19,356,376,152
MSCI BRIC	147,979,554	37,660,102	(24,978,232)	12,681,870
MSCI Emerging Markets Asia	756,193,965	212,643,955	(72,699,784)	139,944,171
MSCI Emerging Markets Small-Cap	374,612,182	97,331,119	(32,933,634)	64,397,485

9.	LINE OF CREDIT

The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Funds, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

Effective August 13, 2021, the Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements  (continued)

For the year ended August 31, 2021, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Credit Agreement and Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
Core MSCI Emerging Markets	$77,811,000	$2,451,170	1.10%
MSCI BRIC	41,000,000	822,562	1.14
MSCI Emerging Markets Asia	113,500,000	1,889,474	0.93
MSCI Emerging Markets Small-Cap	9,309,000	337,540	1.13

Effective August 26, 2021, iShares Core MSCI Emerging Markets ETF, along with certain other iShares funds (“Mauritius Participating Funds”), is a party to a $750,000,000 unsecured and uncommitted line of credit (“Uncommitted Liquidity Facility”) with State Street Bank and Trust Company, which may be used solely to facilitate trading associated with the closure of the Fund’s Mauritius subsidiary. The Uncommitted Liquidity Facility has interest at a rate equal to the higher of (a) the U.S. Federal Funds rate (not less than zero) plus 1.25% per annum or (b) the Overnight Bank Funding rate (not less than zero) plus 1.25% per annum on amounts borrowed. Each Mauritius Participating Fund will be removed from the Uncommitted Liquidity Facility once trading out of its holdings in the Mauritius subsidiary is complete. During the year ended August 31, 2021, the Fund did not borrow under the Uncommitted Liquidity Facility.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

90	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/21		Year Ended 08/31/20
iShares ETF	Shares	Amount	Shares	Amount

Core MSCI Emerging Markets
Shares sold	237,000,000	$14,957,078,135	69,600,000	$3,678,834,697
Shares redeemed	(5,400,000)	(281,130,721)	(142,800,000)	(6,311,553,264)

Net increase (decrease)	231,600,000	$14,675,947,414	(73,200,000)	$(2,632,718,567)

MSCI BRIC
Shares sold	2,350,000	$108,060,901	2,200,000	$100,056,145
Shares redeemed	(2,300,000)	(120,306,746)	(3,100,000)	(128,258,911)

Net increase (decrease)	50,000	$(12,245,845)	(900,000)	$(28,202,766)

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements  (continued)

	Year Ended 08/31/21		Year Ended 08/31/20

iShares ETF	Shares	Amount	Shares	Amount
MSCI Emerging Markets Asia
Shares sold	4,900,000	$437,028,671	1,450,000	$106,385,007
Shares redeemed	(2,300,000)	(189,560,859)	(1,250,000)	(80,932,101)

Net increase	2,600,000	$247,467,812	200,000	$25,452,906

MSCI Emerging Markets Small-Cap
Shares sold	2,100,000	$123,013,305	1,050,000	$46,923,657
Shares redeemed	(150,000)	(6,873,204)	(2,050,000)	(87,194,181)

Net increase (decrease)	1,950,000	$116,140,101	(1,000,000)	$(40,270,524)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which iShares Core MSCI Emerging Markets ETF is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

92	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and Shareholders of iShares Core MSCI Emerging Markets ETF, iShares MSCI BRIC ETF, iShares MSCI Emerging Markets Asia ETF and iShares MSCI Emerging Markets Small-Cap ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Core MSCI Emerging Markets ETF, iShares MSCI BRIC ETF, iShares MSCI Emerging Markets Asia ETF and iShares MSCI Emerging Markets Small-Cap ETF (four of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	93

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2021:

iShares ETF	Qualified Dividend Income
Core MSCI Emerging Markets	$933,472,567
MSCI BRIC	2,120,909
MSCI Emerging Markets Asia	10,416,430
MSCI Emerging Markets Small-Cap	3,904,817

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Core MSCI Emerging Markets	$1,763,156,261	$188,924,879
MSCI BRIC	3,637,031	774,679
MSCI Emerging Markets Asia	18,157,150	4,697,292
MSCI Emerging Markets Small-Cap	9,473,976	926,813

94	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Core MSCI Emerging Markets ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

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Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI BRIC ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s

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Board Review and Approval of Investment Advisory Contract  (continued)

service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Emerging Markets Asia ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to

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Board Review and Approval of Investment Advisory Contract  (continued)

evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Emerging Markets Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

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Board Review and Approval of Investment Advisory Contract  (continued)

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and

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Board Review and Approval of Investment Advisory Contract  (continued)

the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Core MSCI Emerging Markets	$1.194034	$—	$—	$1.194034	100%	—%	—%		100%
MSCI BRIC(a)	0.332502	—	0.218879	0.551381	60	—	40		100
MSCI Emerging Markets Asia(a)	0.885506	—	0.002878	0.888384	100	—	0	(b)	100
MSCI Emerging Markets Small-Cap	1.226346	—	—	1.226346	100	—	—		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares Core MSCI Emerging Markets ETF and iShares MSCI BRIC ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

S U P P L E M E N T A L I N F O R M A T I O N	103

Supplemental Information  (unaudited) (continued)

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares Core MSCI Emerging Markets ETF in respect of the Company’s financial year ending 31 December 2020 is USD 5.34 million. This figure is comprised of fixed remuneration of USD 2.49 million and variable remuneration of USD 2.85 million. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares Core MSCI Emerging Markets ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 869.46 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 70.19 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI BRIC ETF in respect of the Company’s financial year ending 31 December 2020 is USD 13.9 thousand. This figure is comprised of fixed remuneration of USD 6.47 thousand and variable remuneration of USD 7.43 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI BRIC ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 2.26 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.18 thousand.

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Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of August 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (64)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares Trust (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (72)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	105

Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (66)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

106	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	107

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

108	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-810-0821

AUGUST 31, 2021

2021 Annual Report

iShares, Inc.

•	iShares MSCI Frontier and Select EM ETF | FM | NYSE Arca

•	iShares MSCI World ETF | URTH | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2023 and reducing bond purchasing beginning in late 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries and Asian fixed income offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.52%	31.17%

U.S. small cap equities (Russell 2000® Index)	3.81	47.08

International equities (MSCI Europe, Australasia, Far East Index)	10.31	26.12

Emerging market equities (MSCI Emerging Markets Index)	(0.98)	21.12

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.36	(4.12)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.49	(0.08)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.50	3.44

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.82	10.14

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced significantly during the 12 months ended August 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 28.64% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of COVID-19 vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period. Inflation also rose in many parts of the world amid supply chain constraints and elevated consumer spending.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Congress passed two fiscal stimulus bills during the reporting period, providing significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy continue to grow following a significant rebound in the third quarter of 2020, as activity recovered from the pandemic-induced recession in the first half of 2020. The economy grew at a brisk pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. The U.S. Federal Reserve Bank’s (“the Fed”) action also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains, despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased, and Eurozone countries enacted a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout trailed in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also posted a solid advance amid a sharp rebound in economic activity. Continued economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, aided by economic recovery and rising prices for many commodities. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

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Fund Summary as of August 31, 2021	iShares® MSCI Frontier and Select EM ETF

Investment Objective

The iShares MSCI Frontier and Select EM ETF (the “Fund”) (formerly the iShares MSCI Frontier 100 ETF) seeks to track the investment results of an index composed primarily of frontier market equities along with select emerging market equities, as represented by the MSCI Frontier and Emerging Markets Select Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	34.77%	10.05%	7.11%	34.77%	61.41%	85.18%
Fund Market	36.73	10.17	7.21	36.73	62.31	86.77
Index(a)	36.00	11.46	8.67	36.00	72.02	110.67
MSCI Frontier Markets 100 Index	36.57	11.55	8.72	36.57	72.75	111.56
MSCI Frontier and Emerging Markets Select Index(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/12/12. The first day of secondary market trading was 9/13/12.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

(a)

Index performance through February 28, 2021 reflects the performance of the MSCI Frontier Markets 100 Index. Index performance beginning on March 1, 2021 reflects the performance of the MSCI Frontier and Emerging Markets Select Index, which, effective as of March 1, 2021, replaced the MSCI Frontier Markets 100 Index as the underlying index of the fund.

(b)

The inception date of the MSCI Frontier and Emerging Markets Select Index was December 22, 2020. The cumulative total return for this index for the period December 22, 2020 through August 31, 2021 was 22.47%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,167.40	$ 4.37		$ 1,000.00	$ 1,021.20	$ 4.08		0.80%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Frontier and Select EM ETF

Portfolio Management Commentary

Equities in the frontier market posted a significant gain for the reporting period, due to a global economic rebound and sharp rise in global exports, particularly commodities. Vietnamese stocks contributed the most to the Index’s return, supported by strong economic growth. Vietnam’s economy was one of the most resilient to the initial impact of the coronavirus pandemic, and its year-over-year growth rates improved throughout the reporting period. Vietnam’s economy relies heavily on exports, and the recovery in consumer spending in its trading partners contributed to economic growth. The Vietnamese materials sector was the leading contributor to the Index’s performance, driven by the metals and mining industry amid a notable rise in steel prices.

Kuwaiti stocks also contributed substantially to the Index’s return, despite the pandemic’s impact on its economy. Kuwait’s economy is highly sensitive to oil prices as revenues from oil exports represent a large majority of Kuwait’s state revenues. Oil prices rose significantly during the reporting period as demand for oil rebounded amid the global economic recovery and supply remained constrained due to reduced investment early in the pandemic as well as OPEC+ production limits. Kuwait’s financials sector led the country’s advance, as improving economic conditions and higher oil prices allowed banks to reduce loss provisions, leading to higher profits.

Kenya and Nigeria also contributed modestly to the Index’s return. Kenya’s economy showed signs of recovery late in the reporting period, particularly in services. The communication services sector was the primary source of strength, led by the wireless telecommunication services industry. The use of mobile phones to conduct financial transactions drove gains. The Central Bank of Kenya’s decision to end fee waivers on smaller mobile payments also benefited the industry. Nigeria’s contribution was led by the financials sector, as state regulations encouraged local pension funds toward heavy investment in Nigerian equities.

Kazakhstani financials stocks also contributed, with the banking industry benefiting from improved liquidity and asset quality. The energy sector advanced as the country’s inexpensive power made it a prime destination for cryptocurrency miners.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	41.1%
Communication Services	11.1
Real Estate	9.8
Materials	9.3
Consumer Staples	8.7
Industrials	6.9
Energy	5.8
Health Care	2.5
Utilities	2.1
Information Technology	1.9
Consumer Discretionary	0.8

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Vietnam	24.2%
Morocco	8.6
Kenya	7.5
Kuwait	6.9
Romania	6.8
Bahrain	6.6
Nigeria	6.5
Bangladesh	6.0
Kazakhstan	5.5
Philippines	3.7

(a)	Excludes money market funds.

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Fund Summary as of August 31, 2021	iShares® MSCI World ETF

Investment Objective

The iShares MSCI World ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, as represented by the MSCI World Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	29.94%	15.09%	12.78%	29.94%	101.88%	219.06%
Fund Market	30.17	15.03	12.79	30.17	101.37	219.10
Index	29.76	14.83	12.57	29.76	99.67	213.25

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/10/12. The first day of secondary market trading was 1/12/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,162.20	$ 1.31		$ 1,000.00	$ 1,024.00	$ 1.22		0.24%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI World ETF

Portfolio Management Commentary

Global developed market stocks posted strong returns for the reporting period amid rebounding consumer demand and COVID-19 vaccination programs. The U.S., which represented approximately 67% of the Index on average, contributed the majority of the Index’s return.

The U.S. information technology sector contributed the most, led by the software and services industry, which benefited from investments to support remote work. As workers remained at home, employers increased use of management, collaboration, and monitoring software. Increasing adoption of cloud computing, which provides a steady revenue stream for software makers, helped propel earnings in the industry. Sales of cloud products that help build and deploy applications and services grew significantly, bolstering industry revenues. The U.S. semiconductors and semiconductor equipment industry benefited from a global microchip shortage and higher demand for advanced graphics cards amid an increase in gaming. The release of new mobile devices with 5G technology benefited the technology hardware and equipment industry, driving sharply higher sales in the industry.

U.S. financials stocks contributed meaningfully to the Index’s return, as robust retail stock trading and strong revenues from investment banking amid brisk merger activity benefited the diversified financials industry. Bank stocks also posted substantial gains, driven in part by increased consumer usage of credit and debit cards as the economy continued to strengthen. U.S. communication services stocks also advanced amid substantially higher revenues from online advertising, bolstering the interactive media and services industry’s profitability.

Japanese stocks were modest contributors to the Index’s performance, benefiting from an increase in exports, particularly to China. The information technology sector led the advance, driven by gains among makers of factory automation equipment as labor shortages and strong demand for goods accelerated automation trends. U.K. stocks also contributed materially to performance, benefiting from loosening pandemic-related restrictions and one of the world’s swiftest vaccination programs. Financials stocks led the gains, as the improving economy boosted loan quality at U.K. banks, which prompted the release of loan loss reserves and increased profitability.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	22.9%
Financials	13.2
Health Care	12.8
Consumer Discretionary	12.0
Industrials	10.3
Communication Services	9.3
Consumer Staples	6.9
Materials	4.3
Energy	2.8
Utilities	2.8
Real Estate	2.7

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	67.4%
Japan	6.6
United Kingdom	3.6
Canada	3.2
France	3.2
Switzerland	3.0
Germany	2.6
Australia	2.3
Netherlands	1.9
Sweden	1.0

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments August 31, 2021	iShares® MSCI Frontier and Select EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 1.9%
Globant SA(a)	26,407	$8,510,448
Grupo Financiero Galicia SA, ADR	68,272	735,972

		9,246,420

Bahrain — 6.4%
Ahli United Bank BSC	27,970,760	24,657,243
Aluminium Bahrain BSC(a)	669,998	1,200,141
Bahrain Telecommunications Co. BSC	1,971,871	2,991,804
GFH Financial Group BSC	12,177,132	2,541,660
Ithmaar Holding BSC(a)(b)	7,341,331	527,834

		31,918,682

Bangladesh — 5.9%
Bangladesh Export Import Co. Ltd.	3,337,861	4,193,598
Beximco Pharmaceuticals Ltd.	1,764,419	4,107,095
BRAC Bank Ltd.	3,950,033	2,180,446
British American Tobacco Bangladesh Co. Ltd.	211,403	1,443,214
City Bank Ltd. (The)	3,655,022	1,207,989
GrameenPhone Ltd.	523,512	2,224,734
LafargeHolcim Bangladesh Ltd.(a)	2,252,742	2,130,633
National Bank Ltd.	11,112,265	1,094,196
Olympic Industries Ltd.	716,953	1,463,735
Square Pharmaceuticals Ltd.	3,009,086	7,991,314
Summit Power Ltd.	2,094,139	1,138,799

		29,175,753

Colombia — 2.4%
Bancolombia SA	281,675	2,321,914
Ecopetrol SA	5,888,776	4,129,322
Grupo Argos SA	326,314	947,130
Grupo de Inversiones Suramericana SA	283,250	1,442,872
Interconexion Electrica SA ESP	523,950	3,155,530

		11,996,768

Croatia — 0.3%
Valamar Riviera DD(a)	309,978	1,446,041

Egypt — 1.4%
Commercial International Bank Egypt SAE(a)	2,056,084	6,126,255
Eastern Co. SAE	1,149,066	861,719

		6,987,974

Estonia — 0.9%
LHV Group AS	60,289	2,993,382
Tallink Grupp AS(a)	1,330,217	953,387
Tallinna Sadam AS(c)	184,258	422,072

		4,368,841

Jordan — 1.3%
Arab Bank PLC	496,116	3,596,666
Jordan Islamic Bank	250,154	1,178,441
Jordan Petroleum Refinery Co.	340,251	1,636,468

		6,411,575

Kazakhstan — 5.4%
Halyk Savings Bank of Kazakhstan JSC, GDR	476,699	8,103,883
Kaspi.KZ JSC	87,005	9,953,372
NAC Kazatomprom JSC, GDR	301,552	8,503,766

		26,561,021

Kenya — 7.3%
East African Breweries Ltd.(a)	1,881,634	3,007,319
Equity Group Holdings PLC/Kenya(a)	13,445,766	6,515,189
KCB Group Ltd.	11,789,116	5,202,658

Security	Shares	Value

Kenya (continued)
Safaricom PLC	56,058,705	$21,725,242

		36,450,408

Kuwait — 6.8%
Agility Public Warehousing Co. KSC	972,471	3,230,790
ALAFCO Aviation Lease & Finance Co. KSCP(a)	254,810	189,815
Alimtiaz Investment Group KSC(a)	728,337	300,345
Boubyan Bank KSCP(a)	694,862	1,809,368
Boubyan Petrochemicals Co. KSCP	410,043	1,190,447
Burgan Bank SAK	644,789	486,755
Gulf Bank KSCP	1,194,820	953,631
Humansoft Holding Co. KSC	73,135	828,399
Integrated Holding Co. KCSC(a)	155,625	192,008
Jazeera Airways Co. KSCP(a)	85,546	238,971
Kuwait Finance House KSCP	2,259,891	6,207,749
Kuwait International Bank KSCP(a)	402,558	302,649
Kuwait Projects Holding KSCP	592,492	303,438
Mabanee Co. KPSC	480,659	1,234,017
Mezzan Holding Co. KSCC	82,677	163,594
Mobile Telecommunications Co. KSCP	1,557,947	3,162,943
National Bank of Kuwait SAKP	3,499,674	10,889,782
National Industries Group Holding SAK(a)	872,490	664,918
National Real Estate Co. KPSC(a)	686,090	488,272
Warba Bank KSCP(a)	776,886	689,819

		33,527,710

Lithuania — 0.5%
AB Ignitis Grupe	46,776	1,369,723
Siauliu Bankas AB	982,380	860,382

		2,230,105

Mauritius — 0.3%
Lighthouse Capital Ltd.(d)	2,853,387	1,724,710

Morocco — 8.4%
Attijariwafa Bank	199,093	10,459,253
Banque Centrale Populaire	123,934	3,748,565
Ciments du Maroc SA	17,263	3,463,599
Co. Sucrerie Marocaine et de Raffinage	109,366	3,325,049
Hightech Payment Systems SA	1,033	767,837
Itissalat Al-Maghrib	843,695	13,245,064
Label Vie	5,265	2,389,303
Societe d’Exploitation des Ports	104,670	3,076,981
TOTAL Maroc SA	6,596	1,131,712

		41,607,363

Nigeria — 6.4%
Access Bank PLC	98,285,949	1,935,935
Afriland Properties PLC(a)	8,020	35
Dangote Cement PLC	14,311,534	7,527,495
FBN Holdings PLC	95,143,544	1,543,475
Guaranty Trust Holding Co. PLC	80,697,900	4,777,246
MTN Nigeria Communications PLC	13,381,351	4,996,284
Nestle Nigeria PLC	1,581,044	4,791,042
United Bank for Africa PLC	94,428,459	1,553,369
Zenith Bank PLC	86,002,243	4,467,649

		31,592,530

Oman — 2.9%
Bank Dhofar SAOG	816,689	250,277
Bank Muscat SAOG	6,730,506	7,680,258
Bank Nizwa SAOG	4,999,713	1,259,504
National Bank of Oman SAOG(a)	1,138,839	553,079
Oman Telecommunications Co. SAOG	1,266,631	2,500,038

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Frontier and Select EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oman (continued)
Omani Qatari Telecommunications Co. SAOG	1,351,689	$1,348,003
Sohar International Bank SAOG(a)	4,087,885	987,335

		14,578,494

Peru — 3.4%
Cia. de Minas Buenaventura SAA, ADR(a)	241,299	1,809,743
Credicorp Ltd.(a)	78,652	8,386,663
Intercorp Financial Services Inc.	38,509	870,688
Southern Copper Corp.	96,508	6,040,436

		17,107,530

Philippines — 3.6%
Aboitiz Equity Ventures Inc.	643,400	554,870
Ayala Corp.	102,510	1,632,948
Ayala Land Inc.	2,542,200	1,724,608
Bank of the Philippine Islands	667,460	1,116,235
BDO Unibank Inc.	716,390	1,582,538
Globe Telecom Inc.	10,270	561,495
GT Capital Holdings Inc.	40,260	436,410
International Container Terminal Services Inc.	369,140	1,381,485
JG Summit Holdings Inc.	1,049,730	1,369,397
Jollibee Foods Corp.	166,750	676,385
Manila Electric Co.	90,150	510,777
Metro Pacific Investments Corp.	4,970,000	384,328
Metropolitan Bank & Trust Co.	689,800	626,713
PLDT Inc.	28,050	823,733
SM Investments Corp.	73,710	1,489,972
SM Prime Holdings Inc.	3,297,200	2,249,347
Universal Robina Corp.	295,110	894,524

		18,015,765

Romania — 6.6%
Banca Transilvania SA	20,566,191	14,590,837
BRD-Groupe Societe Generale SA	1,020,175	4,483,664
OMV Petrom SA	55,421,922	5,839,164
Societatea Energetica Electrica SA	686,785	1,889,819
Societatea Nationala de Gaze Naturale ROMGAZ SA	563,438	4,273,730
Transelectrica SA	43,264	258,802
Transgaz SA Medias	23,081	1,405,543

		32,741,559

Slovenia — 0.1%
Pozavarovalnica Sava dd	12,906	438,876

Sri Lanka — 0.8%
Commercial Bank of Ceylon PLC	1,428,510	623,459
John Keells Holdings PLC	3,653,684	2,382,758
Sampath Bank PLC	3,355,507	882,054

		3,888,271

Vietnam — 23.6%
An PHAT Holdings JSC(a)	289,218	681,543
Bank for Foreign Trade of Vietnam JSC	1,335,380	5,823,312
Bank for Investment and Development of Vietnam JSC	576,750	985,107
Bao Viet Holdings	254,010	635,137
Dat Xanh Group JSC(a)	699,200	680,347
Duc Giang Chemicals JSC	227,200	1,175,546
FLC Group JSC(a)	955,800	449,661
Gelex Group JSC(a)	1,372,804	1,453,926
Ho Chi Minh City Development Joint Stock Commercial Bank(a)	769,140	875,734
Hoa Phat Group JSC	8,033,803	17,382,003
Hoa Sen Group(a)	739,159	1,293,607
Hoang Huy Investment Financial Services JSC	680,930	582,287

Security	Shares	Value

Vietnam (continued)
Khang Dien House Trading and Investment JSC	821,670	$1,432,022
KIDO Group Corp.	335,320	884,241
Kinh Bac City Development Share Holding Corp.(a)	838,920	1,568,660
Masan Group Corp.	1,531,980	9,077,920
No Va Land Investment Group Corp.(a)	1,462,965	6,703,985
PetroVietnam Drilling & Well Services JSC(a)	595,000	506,338
PetroVietnam Gas JSC	197,500	774,446
PetroVietnam Power Corp.	1,719,040	893,273
PetroVietnam Technical Services Corp.	837,398	951,761
Phat Dat Real Estate Development Corp.(a)	579,354	2,235,278
Saigon - Hanoi Commercial Joint Stock Bank(a)	1,975,050	2,384,017
Saigon Beer Alcohol Beverage Corp.	228,980	1,506,477
Saigon Thuong Tin Commercial JSB(a)	1,846,780	2,215,638
SSI Securities Corp.	1,450,730	3,931,386
Thaiholdings JSC(a)	471,400	4,490,016
Thanh Thanh Cong - Bien Hoa JSC	976,790	968,261
Viet Capital Securities JSC	400,600	1,058,093
Vietjet Aviation JSC(a)	574,790	3,191,197
Vietnam Construction and Import-Export JSC	466,110	887,926
Vietnam Dairy Products JSC	2,703,674	10,370,593
Vietnam National Petroleum Group	275,920	601,108
Viglacera Corp. JSC	394,960	620,633
Vincom Retail JSC(a)	3,029,380	3,624,701
Vingroup JSC(a)	3,385,634	13,980,374
Vinh Hoan Corp.	344,900	749,707
Vinhomes JSC(a)(c)	2,011,760	9,396,562

		117,022,823

Total Common Stocks — 96.6% (Cost: $353,807,707)		479,039,219

Preferred Stocks

Colombia — 0.9%
Bancolombia SA, Preference Shares, NVS	569,540	4,744,718

Total Preferred Stocks — 0.9% (Cost: $4,591,058)		4,744,718

Rights

Oman — 0.0%
Bank Nizwa SAOG (Expires 09/30/21)(a)	2,631,427	13,668
Sohar International Bank SAOG (Expires 09/06/21)(a)	761,472	1,966

		15,634

Total Rights — 0.0% (Cost: $0)		15,634

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Frontier and Select EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(e)(f)(g)	24,646	$24,659

Total Short-Term Investments — 0.0% (Cost: $24,656)		24,659

Total Investments in Securities — 97.5% (Cost: $358,423,421)		483,824,230

Other Assets, Less Liabilities — 2.5%		12,274,654

Net Assets — 100.0%		$496,098,884

(a)	Non-income producing security.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of this security is on loan.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$20,350	$4,494	(a)	$—		$(187)	$2	$24,659	24,646	$800	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	680,000	—		(680,000	)(a)	—	—	—	—	227		—

						$(187)	$2	$24,659		$1,027		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	189	09/17/21	$12,277	$(584,748)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	8,356,117	NGN	3,723,485,718	CITI	10/28/21	$(569,047)
USD	2,471,191	NGN	1,074,800,000	JPM	10/28/21	(105,095)

						(674,142)

Net unrealized depreciation						$(674,142)

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Frontier and Select EM ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Equity Contracts	Foreign Currency Exchange Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$584,748	$—	$584,748
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$674,142	$674,142

	$584,748	$674,142	$1,258,890

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Equity Contracts	Foreign Currency Exchange Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$2,826,906	$—	$2,826,906
Forward foreign currency exchange contracts	—	(788,672)	(788,672)

	$2,826,906	$(788,672)	$2,038,234

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(867,429)	$—	$(867,429)
Forward foreign currency exchange contracts	—	(304,132)	(304,132)

	$(867,429)	$(304,132)	$(1,171,561)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,115,381
Forward foreign currency exchange contracts:
Average amounts sold — in USD	$9,223,944

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$—	$584,748
Forward foreign currency exchange contracts	—	674,142

Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	1,258,890
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(584,748)

Total derivative assets and liabilities subject to an MNA	—	674,142

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Frontier and Select EM ETF

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities(b)

Citibank N.A	$569,047	$—	$—	$(430,000)	$139,047
JPMorgan Chase Bank N.A	105,095	—	—	—	105,095

	$674,142	$—	$—	$(430,000)	$244,142

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$232,682,697	$245,828,688	$527,834	$479,039,219
Preferred Stocks	4,744,718	—	—	4,744,718
Rights	—	15,634	—	15,634
Money Market Funds	24,659	—	—	24,659

	$237,452,074	$245,844,322	$527,834	$483,824,230

Derivative financial instruments(a)
Liabilities
Forward Foreign Currency Exchange Contracts	$—	$(674,142)	$—	$(674,142)
Futures Contracts	(584,748)	—	—	(584,748)

	$(584,748)	$(674,142)	$—	$(1,258,890)

(a)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.3%
Afterpay Ltd.(a)	6,120	$595,289
AGL Energy Ltd.	12,329	58,005
APA Group	43,238	289,525
Aristocrat Leisure Ltd.	18,189	603,705
ASX Ltd.	6,941	444,238
Aurizon Holdings Ltd.	36,654	100,844
Australia & New Zealand Banking Group Ltd.	74,137	1,500,547
BHP Group Ltd.	74,320	2,458,997
BHP Group PLC	56,544	1,758,288
BlueScope Steel Ltd.	17,851	326,358
Brambles Ltd.	43,174	381,627
Cochlear Ltd.	2,419	410,883
Coles Group Ltd.	31,316	413,284
Commonwealth Bank of Australia	44,365	3,232,528
Computershare Ltd.	22,009	264,473
Crown Resorts Ltd.(a)	13,456	91,268
CSL Ltd.	11,947	2,717,258
Dexus	37,349	290,651
Endeavour Group Ltd./Australia(a)	33,794	180,471
Fortescue Metals Group Ltd.	44,441	677,514
Glencore PLC	260,939	1,176,243
Goodman Group	48,690	822,380
GPT Group (The)	86,025	304,551
Insurance Australia Group Ltd.	65,636	250,629
James Hardie Industries PLC	12,930	498,373
Lendlease Corp. Ltd.	25,699	223,301
Macquarie Group Ltd.	8,957	1,087,116
Magellan Financial Group Ltd.	3,621	114,194
Medibank Pvt Ltd.	86,930	225,219
Mirvac Group	125,392	285,566
National Australia Bank Ltd.	84,382	1,701,237
Newcrest Mining Ltd.	21,844	394,389
Northern Star Resources Ltd.	28,987	206,212
Oil Search Ltd.	51,830	140,447
Orica Ltd.	10,754	102,890
Origin Energy Ltd.	59,502	192,328
QBE Insurance Group Ltd.	38,575	331,949
Ramsay Health Care Ltd.	5,036	252,872
Rio Tinto Ltd.	9,664	786,312
Rio Tinto PLC	29,164	2,157,676
Santos Ltd.	56,149	246,119
Scentre Group	153,853	319,994
Sonic Healthcare Ltd.	15,705	497,209
South32 Ltd.	145,885	332,478
Stockland	65,937	222,200
Suncorp Group Ltd.	37,230	338,757
Sydney Airport(a)	40,529	235,277
Tabcorp Holdings Ltd.	69,954	243,642
Telstra Corp. Ltd.	123,420	346,016
Transurban Group	79,032	818,002
Treasury Wine Estates Ltd.	19,257	177,362
Vicinity Centres	119,674	151,083
Wesfarmers Ltd.	24,728	1,080,032
Westpac Banking Corp.	86,965	1,636,119
WiseTech Global Ltd.	3,747	131,711
Woodside Petroleum Ltd.	22,135	313,000
Woolworths Group Ltd.	33,505	1,019,890

		36,158,528

Security	Shares	Value

Austria — 0.1%
Erste Group Bank AG	9,456	$377,570
OMV AG	5,753	318,663
Raiffeisen Bank International AG	7,923	189,965

		886,198

Belgium — 0.3%
Ageas SA/NV	7,155	357,557
Anheuser-Busch InBev SA/NV	18,649	1,143,784
Etablissements Franz Colruyt NV	1,925	107,757
Groupe Bruxelles Lambert SA	5,503	630,457
KBC Group NV	6,515	547,520
Proximus SADP	2,338	45,840
Solvay SA	1,940	253,928
UCB SA	4,006	458,322
Umicore SA	6,567	432,122

		3,977,287

Canada — 3.2%
Agnico Eagle Mines Ltd.	6,746	388,190
Algonquin Power & Utilities Corp.	16,901	262,427
Alimentation Couche-Tard Inc., Class B	23,354	943,674
Ballard Power Systems Inc.(a)	8,904	150,041
Bank of Montreal	16,487	1,640,794
Bank of Nova Scotia (The)	30,277	1,875,439
Barrick Gold Corp.	50,035	1,005,737
Bausch Health Cos Inc.(a)	8,437	245,824
BCE Inc.	1,904	99,301
BlackBerry Ltd.(a)	14,048	160,116
Brookfield Asset Management Inc., Class A	32,422	1,803,749
CAE Inc.(a)	7,348	212,173
Cameco Corp.	15,147	279,853
Canadian Imperial Bank of Commerce	11,049	1,271,075
Canadian National Railway Co.	18,272	2,149,221
Canadian Natural Resources Ltd.	32,292	1,068,593
Canadian Pacific Railway Ltd.	18,032	1,239,008
Canadian Tire Corp. Ltd., Class A, NVS	2,518	383,193
Canadian Utilities Ltd., Class A, NVS	10,824	306,365
Canopy Growth Corp.(a)	9,392	161,614
CCL Industries Inc., Class B, NVS	3,922	223,883
Cenovus Energy Inc.	11,496	95,401
CGI Inc.(a)	6,768	604,890
Constellation Software Inc.	663	1,123,624
Dollarama Inc.	9,442	430,546
Emera Inc.	6,272	296,089
Enbridge Inc.	52,208	2,054,553
Fairfax Financial Holdings Ltd.	707	312,954
First Quantum Minerals Ltd.	20,447	425,908
Fortis Inc.	11,151	510,861
Franco-Nevada Corp.	5,286	771,124
George Weston Ltd.	2,735	294,820
GFL Environmental Inc.	3,969	139,834
Gildan Activewear Inc.	5,507	211,699
Great-West Lifeco Inc.	7,722	238,885
Hydro One Ltd.(b)	8,590	213,788
IGM Financial Inc.	5,573	203,237
Imperial Oil Ltd.	8,784	232,472
Intact Financial Corp.	4,534	617,507
Kinross Gold Corp.	58,539	352,167
Kirkland Lake Gold Ltd.	6,980	278,337
Lightspeed Commerce Inc.(a)	4,570	507,331
Loblaw Companies Ltd.	4,484	315,922

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) August 31, 2021	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Magna International Inc.	7,443	$587,759
Manulife Financial Corp.	50,585	985,117
Metro Inc.	8,491	432,542
National Bank of Canada	9,788	776,896
Nutrien Ltd.	15,250	927,099
Onex Corp.	4,091	286,644
Open Text Corp.	8,523	467,544
Pembina Pipeline Corp.	15,515	472,835
Power Corp. of Canada	14,062	485,285
Restaurant Brands International Inc.	6,814	437,794
RioCan REIT	4,173	74,123
Ritchie Bros Auctioneers Inc.	2,845	178,256
Rogers Communications Inc., Class B, NVS	10,619	541,029
Royal Bank of Canada	35,099	3,605,461
Saputo Inc.	9,714	273,253
Shaw Communications Inc., Class B, NVS	12,724	374,464
Shopify Inc., Class A(a)	2,905	4,436,051
Sun Life Financial Inc.	15,253	785,348
Suncor Energy Inc.	41,712	778,928
TC Energy Corp.	25,312	1,201,751
Teck Resources Ltd., Class B	13,439	303,047
TELUS Corp.	11,202	258,108
Thomson Reuters Corp.	4,781	558,645
Toronto-Dominion Bank (The)	46,031	2,989,197
Waste Connections Inc.	7,018	906,796
West Fraser Timber Co. Ltd.	1,802	139,144
Wheaton Precious Metals Corp.	12,567	566,369
WSP Global Inc.	3,688	481,532

		50,413,236

China — 0.0%
Chow Tai Fook Jewellery Group Ltd.	32,600	65,949
Futu Holdings Ltd., ADR(a)	1,765	168,010
SITC International Holdings Co. Ltd.	34,000	148,198

		382,157

Denmark — 0.8%
Ambu A/S, Class B(c)	4,066	128,591
AP Moller - Maersk A/S, Class A	202	547,406
AP Moller - Maersk A/S, Class B, NVS	50	142,438
Carlsberg A/S, Class B	3,500	611,327
Chr Hansen Holding A/S	2,931	270,474
Coloplast A/S, Class B	3,643	631,180
Danske Bank A/S	21,991	369,020
Demant A/S(a)	4,950	280,779
DSV Panalpina A/S	6,034	1,536,992
Genmab A/S(a)	1,986	940,833
Novo Nordisk A/S, Class B	45,173	4,522,264
Novozymes A/S, Class B	6,146	496,825
Orsted A/S(b)	4,957	788,086
Pandora A/S	558	66,884
Vestas Wind Systems A/S	26,296	1,061,744

		12,394,843

Finland — 0.4%
Elisa OYJ	5,029	322,312
Fortum OYJ	13,659	415,165
Kesko OYJ, Class B	9,437	390,498
Kone OYJ, Class B	9,205	763,833
Neste OYJ	12,265	747,085
Nokia OYJ(a)	141,673	851,048
Nordea Bank Abp	77,966	915,714

Security	Shares	Value

Finland (continued)
Sampo OYJ, Class A	10,108	$522,334
Stora Enso OYJ, Class R	22,560	442,612
UPM-Kymmene OYJ	11,917	485,482
Wartsila OYJ Abp	12,377	175,582

		6,031,665

France — 3.2%
Accor SA(a)	5,677	195,768
Air Liquide SA	12,458	2,233,001
Airbus SE(a)	14,973	2,048,249
Alstom SA	8,163	350,953
Atos SE	3,910	203,287
AXA SA	48,534	1,363,490
BioMerieux	1,075	131,661
BNP Paribas SA	29,695	1,881,174
Bollore SA	75,557	447,831
Bouygues SA	7,408	310,201
Bureau Veritas SA	9,487	315,302
Capgemini SE	4,357	979,398
Carrefour SA	17,381	346,023
Cie. de Saint-Gobain	13,483	977,422
Cie. Generale des Etablissements Michelin SCA	4,942	800,090
Credit Agricole SA	30,503	440,272
Danone SA	16,934	1,236,619
Dassault Systemes SE	18,242	1,041,910
Edenred	7,945	450,636
Electricite de France SA	14,747	199,997
Engie SA	44,202	633,405
EssilorLuxottica SA	7,526	1,478,784
Eurofins Scientific SE	3,533	501,301
Faurecia SE	967	46,716
Getlink SE	21,907	352,889
Hermes International	952	1,401,162
Iliad SA	492	105,800
Ipsen SA	1,213	121,331
Kering SA	1,947	1,550,826
Klepierre SA	5,436	133,269
Legrand SA	7,928	909,613
L’Oreal SA	6,565	3,079,898
LVMH Moet Hennessy Louis Vuitton SE	6,942	5,142,703
Orange SA	48,368	549,906
Pernod Ricard SA	5,390	1,134,638
Publicis Groupe SA	5,897	387,138
Renault SA(a)	4,993	185,860
Safran SA	8,903	1,116,842
Sanofi	29,188	3,025,004
Sartorius Stedim Biotech	718	435,516
Schneider Electric SE	13,747	2,456,128
SCOR SE	6,154	188,865
Societe Generale SA	19,630	617,837
Sodexo SA(a)	2,886	239,136
Suez SA	11,886	275,776
Teleperformance	1,752	775,059
Thales SA	3,655	371,229
TotalEnergies SE	65,094	2,879,278
Ubisoft Entertainment SA(a)	3,193	202,826
Unibail-Rodamco-Westfield(a)	3,258	285,498
Valeo	7,329	209,188
Veolia Environnement SA	15,066	517,024
Vinci SA	13,988	1,500,793
Vivendi SE	20,148	767,469

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Worldline SA(a)(b)	7,690	$684,740

		50,216,731

Germany — 2.4%
adidas AG	4,808	1,705,637
Allianz SE, Registered	10,438	2,450,443
BASF SE	23,951	1,852,830
Bayer AG, Registered	25,784	1,434,386
Bayerische Motoren Werke AG	7,931	752,801
Beiersdorf AG	4,410	535,216
Brenntag SE	5,668	572,005
Commerzbank AG(a)	33,054	206,865
Continental AG(a)	2,787	374,538
Covestro AG(b)	4,791	310,493
Daimler AG, Registered	22,532	1,900,681
Delivery Hero SE(a)(b)	4,933	715,930
Deutsche Bank AG, Registered(a)	53,950	667,151
Deutsche Boerse AG	5,721	986,626
Deutsche Lufthansa AG, Registered(a)(c)	8,419	84,343
Deutsche Post AG, Registered	26,436	1,858,691
Deutsche Telekom AG, Registered	83,147	1,767,976
Deutsche Wohnen SE	9,210	571,693
E.ON SE	61,431	810,493
Fresenius Medical Care AG & Co. KGaA	6,116	470,259
Fresenius SE & Co. KGaA	10,382	539,794
GEA Group AG	6,012	277,501
Hannover Rueck SE	1,812	333,456
HeidelbergCement AG	3,716	322,276
HelloFresh SE(a)	4,315	465,881
Infineon Technologies AG	33,317	1,418,563
LANXESS AG	4,257	310,304
LEG Immobilien SE	2,218	353,789
Merck KGaA	3,764	894,314
MTU Aero Engines AG	1,395	320,148
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	3,497	1,020,664
Puma SE	4,177	507,149
RWE AG	17,443	681,110
SAP SE	26,822	4,028,931
Scout24 AG(b)	2,351	197,656
Siemens AG, Registered	20,073	3,330,006
Siemens Healthineers AG(b)	7,054	490,584
Symrise AG	3,649	519,289
TeamViewer AG(a)(b)	4,823	160,686
United Internet AG, Registered(d)	3,831	165,586
Vonovia SE	15,333	1,035,144
Zalando SE(a)(b)	6,175	684,652

		38,086,540

Hong Kong — 0.8%
AIA Group Ltd.	314,200	3,751,776
BOC Hong Kong Holdings Ltd.	120,500	364,654
CK Asset Holdings Ltd.	53,500	348,397
CK Hutchison Holdings Ltd.	69,500	506,662
CLP Holdings Ltd.	60,000	599,755
Galaxy Entertainment Group Ltd.(a)	48,000	307,757
Hang Seng Bank Ltd.	24,600	439,783
Hong Kong & China Gas Co. Ltd.	390,589	627,973
Hong Kong Exchanges & Clearing Ltd.	26,500	1,674,112
Jardine Matheson Holdings Ltd.	7,500	406,720
Link REIT	55,000	505,692

Security	Shares	Value

Hong Kong (continued)
Melco Resorts & Entertainment Ltd., ADR(a)	12,063	$165,987
MTR Corp. Ltd.	60,500	340,589
New World Development Co. Ltd.	39,333	185,008
Power Assets Holdings Ltd.	59,500	373,423
Sands China Ltd.(a)	95,200	305,840
Sun Hung Kai Properties Ltd.	44,500	627,627
Techtronic Industries Co. Ltd.	47,000	1,040,214
WH Group Ltd.(b)(c)	279,000	241,995
Wynn Macau Ltd.(a)(c)	102,800	115,828
Xinyi Glass Holdings Ltd.	18,000	75,640

		13,005,432

Ireland — 0.7%
CRH PLC	23,220	1,230,101
Flutter Entertainment PLC, Class DI(a)	4,065	790,258
Horizon Therapeutics PLC(a)	5,355	578,822
Kerry Group PLC, Class A	4,884	716,235
Kingspan Group PLC	4,018	458,836
Linde PLC	13,488	4,243,190
Seagate Technology Holdings PLC	6,192	542,357
Smurfit Kappa Group PLC	10,244	587,123
STERIS PLC	2,360	507,424
Trane Technologies PLC	6,587	1,307,519

		10,961,865

Israel — 0.2%
Bank Hapoalim BM	63,453	545,863
Check Point Software Technologies Ltd.(a)	3,333	418,725
CyberArk Software Ltd.(a)(c)	1,049	176,169
Isracard Ltd.	1	4
Nice Ltd.(a)	2,102	610,416
Teva Pharmaceutical Industries Ltd., ADR(a)(c)	33,053	311,359
Wix.com Ltd.(a)(c)	1,904	422,840

		2,485,376

Italy — 0.6%
Amplifon SpA	7,388	386,447
Assicurazioni Generali SpA	23,047	470,183
Atlantia SpA(a)	16,789	314,486
CNH Industrial NV	32,709	540,707
Enel SpA	216,532	1,972,701
Eni SpA	69,933	862,805
Ferrari NV	3,523	764,211
FinecoBank Banca Fineco SpA(a)	13,538	249,398
Intesa Sanpaolo SpA	437,092	1,236,907
Mediobanca Banca di Credito Finanziario SpA(a)	23,549	277,607
Moncler SpA	7,824	500,973
Snam SpA	58,904	348,276
Telecom Italia SpA/Milano	261,467	118,463
Tenaris SA	17,396	175,096
Terna - Rete Elettrica Nazionale	81,068	641,253
UniCredit SpA	58,438	728,664

		9,588,177

Japan — 6.5%
Advantest Corp.	4,400	379,067
Aeon Co. Ltd.	23,900	632,703
Aisin Corp.	3,300	125,966
Ajinomoto Co. Inc.	20,300	598,370
ANA Holdings Inc.(a)	3,600	85,337
Asahi Group Holdings Ltd.	11,900	553,167
Asahi Kasei Corp.	37,500	386,628
Astellas Pharma Inc.	61,200	1,031,215

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2021	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Bandai Namco Holdings Inc.	3,500	$242,757
Bridgestone Corp.	12,700	584,627
Canon Inc.	23,800	566,253
Casio Computer Co. Ltd.	6,800	105,023
Central Japan Railway Co.	3,100	453,746
Chubu Electric Power Co. Inc.	23,800	287,799
Chugai Pharmaceutical Co. Ltd.	20,700	808,810
Concordia Financial Group Ltd.	27,700	107,397
CyberAgent Inc.	3,500	64,071
Daifuku Co. Ltd.	3,600	317,739
Dai-ichi Life Holdings Inc.	26,100	516,448
Daiichi Sankyo Co. Ltd.	46,300	1,099,737
Daikin Industries Ltd.	7,500	1,871,599
Daito Trust Construction Co. Ltd.	2,400	263,582
Daiwa House Industry Co. Ltd.	20,400	622,072
Daiwa Securities Group Inc.	86,400	488,766
Denso Corp.	14,300	1,000,900
Dentsu Group Inc.	10,100	375,448
East Japan Railway Co.	8,200	551,157
Eisai Co. Ltd.	6,800	560,794
ENEOS Holdings Inc.	86,700	335,088
Fanuc Corp.	4,500	980,374
Fast Retailing Co. Ltd.	1,400	922,149
Fuji Electric Co. Ltd.	3,600	155,741
FUJIFILM Holdings Corp.	11,000	905,214
Fujitsu Ltd.	4,000	736,347
Hakuhodo DY Holdings Inc.	20,400	321,671
Hamamatsu Photonics KK	7,800	454,608
Hankyu Hanshin Holdings Inc.	11,900	356,102
Hikari Tsushin Inc.	600	104,991
Hitachi Ltd.	23,800	1,315,343
Honda Motor Co. Ltd.	37,000	1,119,865
Hoya Corp.	10,900	1,760,176
Hulic Co. Ltd.	36,600	429,323
Ibiden Co. Ltd.	1,300	69,948
Idemitsu Kosan Co. Ltd.	4,700	112,568
Inpex Corp.	37,400	256,971
Ito En Ltd.	1,100	69,610
Itochu Corp.	36,700	1,103,977
Japan Airlines Co. Ltd.(a)	2,500	53,262
Japan Exchange Group Inc.	20,400	485,835
Japan Post Holdings Co. Ltd.	40,100	344,648
Japan Real Estate Investment Corp.	29	179,224
Japan Tobacco Inc.	37,400	725,657
JFE Holdings Inc.	17,900	290,336
Kansai Electric Power Co. Inc. (The)	24,600	247,212
Kao Corp.	12,800	773,204
KDDI Corp.	49,000	1,497,704
Keyence Corp.	4,900	2,941,631
Kikkoman Corp.	3,300	247,748
Kintetsu Group Holdings Co. Ltd.(a)	3,800	129,794
Kirin Holdings Co. Ltd.	23,800	431,178
Kobe Bussan Co. Ltd.	2,200	85,580
Komatsu Ltd.	23,800	578,881
Konami Holdings Corp.	2,800	177,245
Kose Corp.	900	108,615
Kubota Corp.	34,700	716,959
Kyocera Corp.	10,900	677,621
Kyowa Kirin Co. Ltd.	1,900	62,169
Lasertec Corp.	1,700	369,765

Security	Shares	Value

Japan (continued)
Lixil Corp.	5,000	$145,509
M3 Inc.	12,100	811,516
Makita Corp.	9,000	517,021
Marubeni Corp.	59,400	472,605
Mazda Motor Corp.(a)	23,800	206,603
MEIJI Holdings Co. Ltd.	2,700	166,056
Mercari Inc.(a)	2,500	123,356
Minebea Mitsumi Inc.	16,200	416,476
Misumi Group Inc.	8,000	317,348
Mitsubishi Chemical Holdings Corp.	51,900	455,685
Mitsubishi Corp.	35,700	1,074,301
Mitsubishi Electric Corp.	52,000	710,897
Mitsubishi Estate Co. Ltd.	37,400	585,548
Mitsubishi HC Capital Inc.	69,100	370,028
Mitsubishi Heavy Industries Ltd.	12,000	317,026
Mitsubishi UFJ Financial Group Inc.	344,200	1,867,437
Mitsui & Co. Ltd.	47,300	1,043,229
Mitsui Fudosan Co. Ltd.	33,900	777,936
Mizuho Financial Group Inc.	79,190	1,109,597
MS&AD Insurance Group Holdings Inc.	13,600	440,217
Murata Manufacturing Co. Ltd.	14,200	1,170,617
NEC Corp.	5,500	288,657
Nexon Co. Ltd.	14,500	264,460
Nidec Corp.	13,000	1,484,973
Nintendo Co. Ltd.	2,500	1,201,098
Nippon Building Fund Inc.	33	214,300
Nippon Paint Holdings Co. Ltd.	23,400	290,609
Nippon Steel Corp.	22,447	458,774
Nippon Telegraph & Telephone Corp.	37,400	996,440
Nippon Yusen KK	2,000	160,830
Nissan Motor Co. Ltd.(a)	63,600	333,651
Nitori Holdings Co. Ltd.	1,700	318,079
Nitto Denko Corp.	3,400	257,927
Nomura Holdings Inc.	84,500	408,071
Nomura Real Estate Master Fund Inc.	238	366,923
Nomura Research Institute Ltd.	9,600	360,003
NTT Data Corp.	23,800	428,329
Obic Co. Ltd.	1,800	341,765
Odakyu Electric Railway Co. Ltd.	15,400	358,815
Oji Holdings Corp.	48,100	251,794
Olympus Corp.	34,200	718,625
Omron Corp.	3,800	358,059
Ono Pharmaceutical Co. Ltd.	11,900	285,724
Oriental Land Co. Ltd.	4,300	650,572
ORIX Corp.	37,700	703,387
Orix JREIT Inc.	119	212,117
Osaka Gas Co. Ltd.	11,900	223,065
Otsuka Corp.	2,500	129,417
Otsuka Holdings Co. Ltd.	12,000	510,654
Pan Pacific International Holdings Corp.	21,200	403,295
Panasonic Corp.	61,200	731,650
PeptiDream Inc.(a)	1,500	52,856
Rakuten Group Inc.	37,400	391,212
Recruit Holdings Co. Ltd.	35,700	2,102,093
Renesas Electronics Corp.(a)	34,600	370,493
Resona Holdings Inc.	92,800	358,871
Ricoh Co. Ltd.	7,400	75,298
Rohm Co. Ltd.	2,000	192,274
Santen Pharmaceutical Co. Ltd.	23,800	355,872
Secom Co. Ltd.	4,000	303,331

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Sekisui House Ltd.	23,800	$474,172
Seven & i Holdings Co. Ltd.	24,000	1,047,272
SG Holdings Co. Ltd.	11,900	323,056
Shimadzu Corp.	3,500	156,825
Shimano Inc.	1,400	410,839
Shin-Etsu Chemical Co. Ltd.	9,973	1,647,219
Shionogi & Co. Ltd.	8,900	559,193
Shiseido Co. Ltd.	11,900	788,721
SMC Corp.	1,400	895,787
Softbank Corp.	78,300	1,047,876
SoftBank Group Corp.	34,100	1,921,663
Sompo Holdings Inc.	11,600	509,909
Sony Group Corp.	34,700	3,587,819
Subaru Corp.	23,800	440,483
Sumitomo Chemical Co. Ltd.	68,500	347,269
Sumitomo Corp.	35,900	505,931
Sumitomo Electric Industries Ltd.	37,400	499,499
Sumitomo Metal Mining Co. Ltd.	7,200	275,911
Sumitomo Mitsui Financial Group Inc.	35,700	1,232,210
Sumitomo Mitsui Trust Holdings Inc.	12,000	391,958
Sumitomo Realty & Development Co. Ltd.	12,300	397,102
Suzuki Motor Corp.	12,000	518,532
Sysmex Corp.	4,000	454,585
T&D Holdings Inc.	23,800	289,660
Takeda Pharmaceutical Co. Ltd.	39,526	1,315,642
TDK Corp.	2,700	282,991
Terumo Corp.	11,900	496,596
Toho Co. Ltd.	3,200	138,639
Tokio Marine Holdings Inc.	19,300	944,336
Tokyo Electric Power Co. Holdings Inc.(a)	40,900	107,428
Tokyo Electron Ltd.	3,700	1,584,871
Tokyo Gas Co. Ltd.	11,900	228,751
Tokyu Corp.	15,600	214,511
Toray Industries Inc.	57,500	387,706
Toshiba Corp.	10,800	468,447
Tosoh Corp.	11,900	215,990
TOTO Ltd.	3,200	174,157
Toyota Industries Corp.	3,600	303,950
Toyota Motor Corp.	56,000	4,877,227
Toyota Tsusho Corp.	4,700	207,824
Unicharm Corp.	12,000	534,994
United Urban Investment Corp.	145	204,819
USS Co. Ltd.	11,900	196,604
West Japan Railway Co.	7,600	415,087
Yakult Honsha Co. Ltd.	3,400	196,051
Yamaha Corp.	3,800	224,052
Yamaha Motor Co. Ltd.	11,900	302,756
Yamato Holdings Co. Ltd.	11,900	302,539
Yaskawa Electric Corp.	9,200	449,044
Yokogawa Electric Corp.	12,000	187,719
Z Holdings Corp.	80,200	521,479

		102,536,584

Netherlands — 1.9%
Adyen NV(a)(b)	604	1,952,173
Aegon NV	48,662	240,280
Akzo Nobel NV	4,982	613,978
ArcelorMittal SA	19,379	649,971
Argenx SE(a)	1,193	398,036
ASM International NV	1,222	474,127
ASML Holding NV	10,970	9,148,841

Security	Shares	Value

Netherlands (continued)
Heineken Holding NV	5,604	$519,836
Heineken NV	6,115	669,727
ING Groep NV	100,588	1,387,549
Just Eat Takeaway.com NV(a)(b)	4,674	423,494
Koninklijke Ahold Delhaize NV	26,162	882,639
Koninklijke DSM NV	5,047	1,074,492
Koninklijke KPN NV	101,413	324,863
Koninklijke Philips NV	23,523	1,084,013
NN Group NV	4,708	244,217
NXP Semiconductors NV	7,345	1,580,130
Prosus NV	24,221	2,143,934
QIAGEN NV(a)	6,558	362,931
Randstad NV	3,145	231,617
Royal Dutch Shell PLC, Class A	106,648	2,113,704
Royal Dutch Shell PLC, Class B	97,978	1,927,973
Stellantis NV	56,334	1,126,908
Wolters Kluwer NV	7,222	830,536

		30,405,969

New Zealand — 0.1%
a2 Milk Co. Ltd. (The)(a)(c)	23,064	98,186
Fisher & Paykel Healthcare Corp. Ltd.	15,626	364,678
Spark New Zealand Ltd.	94,783	325,458
Xero Ltd.(a)	4,392	485,770

		1,274,092

Norway — 0.2%
Adevinta ASA(a)	6,306	126,910
DNB Bank ASA	968	20,553
DNB Bank ASA, New	27,650	583,601
Equinor ASA	24,979	529,408
Mowi ASA	6,555	175,578
Norsk Hydro ASA	44,635	308,126
Orkla ASA	29,109	260,013
Telenor ASA	20,452	358,298
Yara International ASA	6,924	347,743

		2,710,230

Portugal — 0.0%
EDP - Energias de Portugal SA	93,279	512,059
Galp Energia SGPS SA	17,598	180,009

		692,068

Singapore — 0.3%
Ascendas REIT	220,716	498,159
CapitaLand Integrated Commercial Trust(c)	128,900	196,874
CapitaLand Ltd.	129,800	385,114
DBS Group Holdings Ltd.	46,300	1,026,613
Genting Singapore Ltd.	236,700	134,133
Keppel Corp. Ltd.	42,200	162,683
Oversea-Chinese Banking Corp. Ltd.	73,800	624,526
Singapore Exchange Ltd.(c)	7,500	55,048
Singapore Telecommunications Ltd.	215,900	371,682
United Overseas Bank Ltd.	35,200	666,381
Venture Corp. Ltd.	15,500	220,306
Wilmar International Ltd.	61,700	189,481

		4,531,000

Spain — 0.7%
ACS Actividades de Construccion y Servicios SA	8,560	231,087
Aena SME SA(a)(b)	1,946	311,115
Amadeus IT Group SA(a)	11,572	706,793
Banco Bilbao Vizcaya Argentaria SA	171,311	1,121,229
Banco Santander SA	450,140	1,659,780

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2021	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain (continued)
CaixaBank SA	122,503	$380,549
Cellnex Telecom SA(b)	12,088	827,403
Enagas SA	2,268	51,626
Endesa SA	10,486	252,106
Ferrovial SA	12,058	349,194
Iberdrola SA	157,409	1,950,528
Industria de Diseno Textil SA	28,734	981,594
Naturgy Energy Group SA	11,460	294,780
Red Electrica Corp. SA	5,764	114,955
Repsol SA	41,532	476,586
Telefonica SA	131,684	651,585

		10,360,910

Sweden — 1.0%
Alfa Laval AB	8,745	355,092
Assa Abloy AB, Class B	25,547	817,522
Atlas Copco AB, Class A	17,531	1,205,209
Atlas Copco AB, Class B	11,362	657,985
Boliden AB	9,216	321,761
Electrolux AB, Series B	7,831	198,997
Embracer Group AB(a)	13,478	306,811
Epiroc AB, Class A	15,104	331,441
Epiroc AB, Class B	12,940	245,923
EQT AB	7,983	407,444
Essity AB, Class B	16,136	517,929
Evolution AB(b)	4,275	690,209
H & M Hennes & Mauritz AB, Class B(a)	19,759	396,773
Hexagon AB, Class B	51,172	887,357
Investor AB, Class B	46,003	1,100,329
Kinnevik AB, Class B(a)	7,827	306,670
Lundin Energy AB	5,235	159,986
Nibe Industrier AB, Class B	37,227	518,880
Sandvik AB	32,916	839,987
Sinch AB(a)(b)	16,701	375,463
Skandinaviska Enskilda Banken AB, Class A	45,591	611,464
Skanska AB, Class B	11,272	324,950
SKF AB, Class B	12,607	321,976
Svenska Cellulosa AB SCA, Class B	15,282	269,621
Svenska Handelsbanken AB, Class A	37,291	419,028
Swedbank AB, Class A	22,084	425,725
Swedish Match AB	53,889	497,863
Telefonaktiebolaget LM Ericsson, Class B	73,888	875,211
Telia Co. AB	69,403	298,389
Volvo AB, Class B	37,241	843,240

		15,529,235

Switzerland — 3.0%
ABB Ltd., Registered	47,450	1,755,395
Adecco Group AG, Registered	4,949	275,300
Alcon Inc.	12,500	1,029,486
Baloise Holding AG, Registered	2,700	430,548
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	19	223,456
Chocoladefabriken Lindt & Spruengli AG, Registered	3	366,585
Cie. Financiere Richemont SA, Class A, Registered	13,926	1,537,029
Coca-Cola HBC AG, Class DI	6,273	227,051
Credit Suisse Group AG, Registered	69,155	732,595
Geberit AG, Registered	1,089	909,430
Givaudan SA, Registered	238	1,194,041
Holcim Ltd.	13,202	752,270
Julius Baer Group Ltd.	8,728	595,717

Security	Shares	Value

Switzerland (continued)
Kuehne + Nagel International AG, Registered	1,769	$646,512
Logitech International SA, Registered	4,614	472,427
Lonza Group AG, Registered	2,050	1,733,739
Nestle SA, Registered	74,866	9,454,733
Novartis AG, Registered	58,454	5,406,461
Partners Group Holding AG	599	1,062,029
Roche Holding AG, Bearer	842	376,922
Roche Holding AG, NVS	18,513	7,433,986
Schindler Holding AG, Participation Certificates, NVS	1,015	327,769
Schindler Holding AG, Registered	770	240,013
SGS SA, Registered	119	373,998
Siemens Energy AG(a)	12,357	358,617
Sika AG, Registered	3,234	1,165,230
Sonova Holding AG, Registered	1,462	563,409
STMicroelectronics NV	18,212	811,284
Straumann Holding AG, Registered	265	512,044
Swatch Group AG (The), Bearer	1,148	323,912
Swiss Life Holding AG, Registered	848	442,002
Swiss Prime Site AG, Registered	4,234	453,064
Swiss Re AG	7,490	688,646
Swisscom AG, Registered	758	444,898
Temenos AG, Registered	2,353	373,330
UBS Group AG, Registered	101,051	1,685,656
Zurich Insurance Group AG	3,735	1,638,885

		47,018,469

Taiwan — 0.0%
Sea Ltd., ADR(a)(c)	1,756	594,090

United Kingdom — 3.6%
3i Group PLC	30,144	554,381
Admiral Group PLC	5,397	268,156
Amcor PLC	40,785	524,087
Anglo American PLC	33,713	1,423,885
Antofagasta PLC	14,533	291,123
Aptiv PLC(a)	6,815	1,037,175
Ashtead Group PLC	12,638	987,949
Associated British Foods PLC	10,485	285,884
AstraZeneca PLC	40,439	4,729,075
Auto Trader Group PLC(b)	43,594	376,984
Aviva PLC	101,403	563,609
BAE Systems PLC	85,946	671,463
Barclays PLC	452,062	1,146,162
BP PLC	526,485	2,141,896
British American Tobacco PLC	56,754	2,129,033
British Land Co. PLC (The)	28,314	206,855
BT Group PLC(a)	232,412	543,287
Bunzl PLC	10,336	374,508
Burberry Group PLC	12,307	315,129
Coca-Cola Europacific Partners PLC	6,813	393,383
Compass Group PLC(a)	46,553	961,783
Croda International PLC	4,391	552,746
Diageo PLC	61,691	2,965,651
Entain PLC(a)	15,708	417,453
Experian PLC	25,301	1,116,030
Ferguson PLC	6,096	881,105
GlaxoSmithKline PLC	131,614	2,647,495
Halma PLC	10,428	430,632
HSBC Holdings PLC	530,383	2,800,875
Imperial Brands PLC	23,753	503,725
Informa PLC(a)	49,336	360,550

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
InterContinental Hotels Group PLC(a)	4,757	$303,944
Intertek Group PLC	6,081	440,915
J Sainsbury PLC	59,023	246,693
Johnson Matthey PLC	6,349	256,682
Kingfisher PLC	59,518	286,580
Land Securities Group PLC	26,855	262,284
Legal & General Group PLC	155,389	577,213
Lloyds Banking Group PLC	1,833,752	1,097,782
London Stock Exchange Group PLC	8,454	926,084
M&G PLC	84,302	238,798
Melrose Industries PLC	136,695	315,639
Mondi PLC	12,605	347,708
National Grid PLC	91,191	1,179,484
Natwest Group PLC	149,203	435,667
Next PLC	4,240	461,104
Ocado Group PLC(a)	12,376	343,004
Pearson PLC	22,140	233,480
Persimmon PLC	8,338	337,451
Prudential PLC	67,949	1,415,692
Reckitt Benckiser Group PLC	18,944	1,446,208
RELX PLC	52,011	1,560,911
Rentokil Initial PLC	50,185	400,903
Rolls-Royce Holdings PLC(a)	228,351	360,115
Sage Group PLC (The)	28,546	291,527
Segro PLC	31,079	549,293
Severn Trent PLC	9,900	376,138
Smith & Nephew PLC	24,079	461,089
Smiths Group PLC	15,778	313,146
Spirax-Sarco Engineering PLC	1,861	412,190
SSE PLC	25,976	583,531
St. James’s Place PLC	13,968	309,318
Standard Chartered PLC	78,699	490,778
Taylor Wimpey PLC	102,018	256,808
Tesco PLC	203,038	712,789
Unilever PLC	67,859	3,778,382
United Utilities Group PLC	23,845	346,766
Vodafone Group PLC	723,136	1,214,558
Whitbread PLC(a)	6,265	276,658
Wm Morrison Supermarkets PLC	32,121	127,763
WPP PLC	35,547	481,976

		57,059,120

United States — 67.2%
10X Genomics Inc., Class A(a)(c)	1,922	338,118
3M Co.	14,538	2,831,130
Abbott Laboratories	45,661	5,770,181
AbbVie Inc.	45,933	5,547,788
ABIOMED Inc.(a)	1,457	530,290
Accenture PLC, Class A	16,519	5,559,635
Activision Blizzard Inc.	20,119	1,657,202
Adobe Inc.(a)	12,640	8,389,168
Advance Auto Parts Inc.	2,002	406,106
Advanced Micro Devices Inc.(a)(c)	31,077	3,440,845
AES Corp. (The)	20,298	484,513
Aflac Inc.	17,962	1,018,086
Agilent Technologies Inc.	8,291	1,454,822
AGNC Investment Corp.	12,975	211,622
Air Products & Chemicals Inc.	5,883	1,585,527
Airbnb Inc., Class A(a)	3,209	497,363
Akamai Technologies Inc.(a)	4,255	481,879
Albemarle Corp.	3,055	723,241

Security	Shares	Value

United States (continued)
Alexandria Real Estate Equities Inc.	3,622	$747,472
Align Technology Inc.(a)	2,092	1,483,228
Alleghany Corp.(a)	451	305,187
Allegion PLC	3,005	432,690
Alliant Energy Corp.	6,271	381,214
Allstate Corp. (The)	7,331	991,738
Ally Financial Inc.	9,811	519,002
Alnylam Pharmaceuticals Inc.(a)	3,063	616,980
Alphabet Inc., Class A(a)	7,781	22,517,825
Alphabet Inc., Class C, NVS(a)	7,538	21,929,851
Altria Group Inc.	47,462	2,384,016
Amazon.com Inc.(a)	11,726	40,698,484
AMC Entertainment Holdings Inc., Class A(a)	12,656	596,477
Ameren Corp.	6,647	583,075
American Electric Power Co. Inc.	11,944	1,069,824
American Express Co.	17,850	2,962,386
American Financial Group Inc./OH	2,260	311,744
American International Group Inc.	21,392	1,167,148
American Tower Corp.	11,752	3,433,582
American Water Works Co. Inc.	4,979	907,423
Ameriprise Financial Inc.	3,143	857,756
AmerisourceBergen Corp.	4,384	535,769
AMETEK Inc.	6,885	936,153
Amgen Inc.	14,763	3,329,499
Amphenol Corp., Class A	16,333	1,251,598
Analog Devices Inc.	13,768	2,243,496
Annaly Capital Management Inc.	30,090	261,482
ANSYS Inc.(a)	2,259	825,348
Anthem Inc.	6,262	2,349,064
Aon PLC, Class A	5,650	1,620,759
Apple Inc.	431,972	65,586,309
Applied Materials Inc.	23,925	3,232,985
Arch Capital Group Ltd.(a)	10,784	443,222
Archer-Daniels-Midland Co.	14,608	876,480
Arista Networks Inc.(a)	1,431	528,797
Arrow Electronics Inc.(a)	3,155	382,449
Arthur J Gallagher & Co.	5,325	764,777
Assurant Inc.	2,012	342,261
AT&T Inc.	181,101	4,965,789
Atmos Energy Corp.	3,380	329,584
Autodesk Inc.(a)	5,734	1,778,056
Autoliv Inc.	3,470	306,713
Automatic Data Processing Inc.	11,225	2,346,474
AutoZone Inc.(a)	595	921,744
Avalara Inc.(a)	2,240	402,528
AvalonBay Communities Inc.	3,467	795,954
Avantor Inc.(a)	13,737	541,787
Avery Dennison Corp.	2,278	513,438
Baker Hughes Co.	17,202	391,862
Ball Corp.	8,550	820,458
Bank of America Corp.	197,401	8,241,492
Bank of New York Mellon Corp. (The)	21,143	1,167,516
Bath & Body Works Inc.	6,902	465,747
Baxter International Inc.	12,948	986,897
Becton Dickinson and Co.	7,577	1,907,131
Bentley Systems Inc., Class B(c)	4,548	293,301
Berkshire Hathaway Inc., Class B(a)	34,530	9,867,638
Best Buy Co. Inc.	6,241	727,139
Biogen Inc.(a)	3,826	1,296,670
BioMarin Pharmaceutical Inc.(a)	4,844	407,913

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2021	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Bio-Rad Laboratories Inc., Class A(a)	595	$478,868
Bio-Techne Corp.	468	233,598
Black Knight Inc.(a)	4,136	312,971
BlackRock Inc.(e)	4,023	3,794,856
Blackstone Inc., NVS	17,686	2,223,661
Boeing Co. (The)(a)	14,435	3,168,482
Booking Holdings Inc.(a)	1,071	2,462,947
Booz Allen Hamilton Holding Corp.	3,663	300,036
BorgWarner Inc.	7,920	338,026
Boston Beer Co. Inc. (The), Class A, NVS(a)	78	44,476
Boston Properties Inc.	4,384	495,348
Boston Scientific Corp.(a)	36,987	1,669,963
Bristol-Myers Squibb Co.	59,136	3,953,833
Broadcom Inc.	10,487	5,214,241
Broadridge Financial Solutions Inc.	3,037	523,032
Brown & Brown Inc.	7,765	450,758
Brown-Forman Corp., Class B, NVS	8,511	597,642
Bunge Ltd.	3,706	280,581
Burlington Stores Inc.(a)	1,591	476,489
Cable One Inc.	138	289,743
Cadence Design Systems Inc.(a)	8,273	1,352,470
Caesars Entertainment Inc.(a)	3,971	403,573
Camden Property Trust	2,538	380,802
Campbell Soup Co.	5,227	218,123
Capital One Financial Corp.	11,969	1,986,495
Cardinal Health Inc.	8,347	438,134
CarMax Inc.(a)(c)	4,338	543,161
Carnival Corp.(a)	18,994	458,515
Carrier Global Corp.	21,711	1,250,554
Carvana Co.(a)	1,783	584,931
Catalent Inc.(a)	4,316	562,979
Caterpillar Inc.	14,193	2,992,878
Cboe Global Markets Inc.	3,175	400,526
CBRE Group Inc., Class A(a)	9,132	879,412
CDW Corp./DE	3,681	738,445
Celanese Corp.	3,335	528,931
Centene Corp.(a)	15,201	957,359
CenterPoint Energy Inc.	14,544	364,909
Ceridian HCM Holding Inc.(a)	3,372	378,844
Cerner Corp.	8,807	672,414
CF Industries Holdings Inc.	6,411	291,188
CH Robinson Worldwide Inc.	3,912	352,315
Charles River Laboratories International Inc.(a)	1,274	565,478
Charles Schwab Corp. (The)	37,620	2,740,617
Charter Communications Inc., Class A(a)	3,437	2,806,860
Cheniere Energy Inc.(a)	6,321	552,835
Chevron Corp.	50,420	4,879,143
Chewy Inc., Class A(a)(c)	930	81,952
Chipotle Mexican Grill Inc.(a)	714	1,358,978
Chubb Ltd.	11,420	2,100,366
Church & Dwight Co. Inc.	7,538	630,629
Cigna Corp.	9,267	1,961,361
Cincinnati Financial Corp.	4,023	496,438
Cintas Corp.	2,387	944,703
Cisco Systems Inc.	108,254	6,389,151
Citigroup Inc.	53,165	3,823,095
Citizens Financial Group Inc.	11,786	516,109
Citrix Systems Inc.	3,073	316,120
Clorox Co. (The)	3,424	575,403
Cloudflare Inc., Class A(a)	5,587	674,574

Security	Shares	Value

United States (continued)
CME Group Inc.	9,335	$1,883,056
CMS Energy Corp.	7,591	486,811
Coca-Cola Co. (The)	104,956	5,910,072
Cognex Corp.	4,632	410,488
Cognizant Technology Solutions Corp., Class A	13,967	1,065,822
Colgate-Palmolive Co.	21,001	1,637,028
Comcast Corp., Class A	117,444	7,126,502
Conagra Brands Inc.	12,659	419,266
ConocoPhillips	35,136	1,951,102
Consolidated Edison Inc.	8,330	628,499
Constellation Brands Inc., Class A	4,441	937,673
Cooper Companies Inc. (The)	1,284	578,712
Copart Inc.(a)	6,005	866,642
Corning Inc.	20,877	834,871
Corteva Inc.	19,557	859,921
CoStar Group Inc.(a)	11,246	952,986
Costco Wholesale Corp.	11,627	5,295,982
Coupa Software Inc.(a)	1,826	447,023
Crowdstrike Holdings Inc., Class A(a)	4,888	1,373,528
Crown Castle International Corp.	11,220	2,184,422
Crown Holdings Inc.	3,697	405,894
CSX Corp.	59,030	1,920,246
Cummins Inc.	4,059	957,843
CVS Health Corp.	33,328	2,879,206
Danaher Corp.	16,587	5,376,842
Darden Restaurants Inc.	3,676	553,789
Datadog Inc., Class A(a)	4,831	665,712
DaVita Inc.(a)	1,916	250,555
Deere & Co.	7,555	2,856,017
Dell Technologies Inc., Class C(a)	7,170	698,788
Delta Air Lines Inc.(a)	4,989	201,755
DENTSPLY SIRONA Inc.	6,517	402,099
Devon Energy Corp.	15,887	469,461
Dexcom Inc.(a)	2,625	1,389,727
Digital Realty Trust Inc.	6,948	1,138,847
Discover Financial Services	8,216	1,053,456
Discovery Inc., Class A(a)(c)	4,037	116,427
Discovery Inc., Class C, NVS(a)	10,320	284,729
DISH Network Corp., Class A(a)	7,769	338,651
DocuSign Inc.(a)	5,030	1,490,087
Dollar General Corp.	6,400	1,426,624
Dollar Tree Inc.(a)	6,139	555,825
Dominion Energy Inc.	19,702	1,533,604
Domino’s Pizza Inc.	1,004	518,958
DoorDash Inc., Class A(a)	1,857	355,430
Dover Corp.	3,781	659,255
Dow Inc.	19,527	1,228,248
DR Horton Inc.	10,182	973,603
DraftKings Inc., Class A(a)	8,243	488,727
DTE Energy Co.	4,969	597,969
Duke Energy Corp.	19,084	1,997,331
Duke Realty Corp.	9,820	515,648
DuPont de Nemours Inc.	13,998	1,036,132
Dynatrace Inc.(a)	4,863	334,234
Eastman Chemical Co.	3,569	403,868
Eaton Corp. PLC	10,215	1,719,797
eBay Inc.	18,140	1,392,064
Ecolab Inc.	6,576	1,481,967
Edison International	9,951	575,566
Edwards Lifesciences Corp.(a)	16,476	1,930,658

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Elanco Animal Health Inc.(a)	13,110	$437,612
Electronic Arts Inc.	7,918	1,149,773
Eli Lilly & Co.	21,110	5,452,502
Emerson Electric Co.	15,692	1,655,506
Enphase Energy Inc.(a)	3,230	561,148
Entergy Corp.	5,203	575,504
EOG Resources Inc.	15,784	1,065,736
EPAM Systems Inc.(a)	1,456	921,371
Equifax Inc.	3,230	879,400
Equinix Inc.	2,288	1,929,814
Equitable Holdings Inc.	10,595	328,551
Equity LifeStyle Properties Inc.	4,588	390,301
Equity Residential	9,268	779,161
Essential Utilities Inc.	7,808	387,511
Essex Property Trust Inc.	1,943	642,628
Estee Lauder Companies Inc. (The), Class A	5,754	1,959,179
Etsy Inc.(a)	3,468	749,990
Everest Re Group Ltd.	1,002	265,430
Evergy Inc.	6,029	412,685
Eversource Energy	8,979	814,665
Exact Sciences Corp.(a)	4,483	467,936
Exelon Corp.	25,509	1,250,451
Expedia Group Inc.(a)	3,625	523,813
Expeditors International of Washington Inc.	5,041	628,310
Extra Space Storage Inc.	1,568	293,075
Exxon Mobil Corp.	108,932	5,938,973
F5 Networks Inc.(a)	2,056	418,540
Facebook Inc., Class A(a)	62,147	23,577,329
FactSet Research Systems Inc.	937	356,266
Fair Isaac Corp.(a)	725	333,312
Fastenal Co.	14,417	805,189
FedEx Corp.	6,456	1,715,295
Fidelity National Financial Inc.	6,925	338,148
Fidelity National Information Services Inc.	16,595	2,120,343
Fifth Third Bancorp	18,283	710,477
First Republic Bank/CA	5,069	1,008,427
FirstEnergy Corp.	14,266	554,519
Fiserv Inc.(a)	15,723	1,852,012
FleetCor Technologies Inc.(a)	2,305	606,860
FMC Corp.	3,420	320,215
Ford Motor Co.(a)	102,060	1,329,842
Fortinet Inc.(a)	3,623	1,141,752
Fortive Corp.	8,516	629,077
Fortune Brands Home & Security Inc.	3,996	389,091
Fox Corp., Class A, NVS	10,179	381,102
Franklin Resources Inc.	7,071	229,383
Freeport-McMoRan Inc.	38,240	1,391,554
Garmin Ltd.	4,086	712,721
Gartner Inc.(a)	2,447	755,487
Generac Holdings Inc.(a)	1,547	676,008
General Dynamics Corp.	6,356	1,273,170
General Electric Co.	28,949	3,051,514
General Mills Inc.	16,325	943,748
General Motors Co.(a)	32,701	1,602,676
Genuine Parts Co.	4,378	534,948
Gilead Sciences Inc.	31,510	2,293,298
Global Payments Inc.	7,706	1,253,304
Globe Life Inc.	3,686	354,114
GoDaddy Inc., Class A(a)(c)	4,001	293,313
Goldman Sachs Group Inc. (The)	8,824	3,648,812

Security	Shares	Value

United States (continued)
Guidewire Software Inc.(a)	2,675	$316,881
Halliburton Co.	21,608	431,728
Hartford Financial Services Group Inc. (The)	9,362	629,314
Hasbro Inc.	4,091	402,186
HCA Healthcare Inc.	7,036	1,779,967
Healthpeak Properties Inc.	13,973	503,028
HEICO Corp., Class A	1,927	220,140
Henry Schein Inc.(a)	4,538	343,027
Hershey Co. (The)	4,484	796,807
Hess Corp.	8,150	560,313
Hewlett Packard Enterprise Co.	29,162	450,845
Hilton Worldwide Holdings Inc.(a)	7,415	925,837
Hologic Inc.(a)	7,222	571,621
Home Depot Inc. (The)	27,408	8,939,941
Honeywell International Inc.	18,124	4,203,137
Hormel Foods Corp.	9,182	418,148
Host Hotels & Resorts Inc.(a)	18,727	310,119
Howmet Aerospace Inc.	10,480	332,740
HP Inc.	35,228	1,047,681
HubSpot Inc.(a)	1,071	733,067
Humana Inc.	3,423	1,387,753
Huntington Bancshares Inc./OH	34,304	532,741
IAC/InterActiveCorp.(a)	2,231	294,604
IDEX Corp.	1,993	446,432
IDEXX Laboratories Inc.(a)	2,342	1,577,946
IHS Markit Ltd.	10,214	1,231,808
Illinois Tool Works Inc.	7,529	1,753,203
Illumina Inc.(a)	3,886	1,776,524
Incyte Corp.(a)	4,918	376,178
Ingersoll Rand Inc.(a)	9,399	498,335
Insulet Corp.(a)	1,676	499,130
Intel Corp.	104,575	5,653,324
Intercontinental Exchange Inc.	14,740	1,761,872
International Business Machines Corp.	22,422	3,146,703
International Flavors & Fragrances Inc.	6,472	980,508
International Paper Co.	11,031	662,853
Interpublic Group of Companies Inc. (The)	12,484	464,779
Intuit Inc.	7,073	4,004,096
Intuitive Surgical Inc.(a)	3,112	3,278,679
Invesco Ltd.	5,199	131,639
Invitation Homes Inc.	13,625	561,078
IPG Photonics Corp.(a)	989	168,803
IQVIA Holdings Inc.(a)	5,004	1,299,689
Iron Mountain Inc.	8,322	397,376
Jack Henry & Associates Inc.	1,974	348,174
Jacobs Engineering Group Inc.	3,409	460,079
Jazz Pharmaceuticals PLC(a)	2,034	267,898
JB Hunt Transport Services Inc.	2,665	472,771
JM Smucker Co. (The)	2,929	362,229
Johnson & Johnson	66,989	11,597,806
Johnson Controls International PLC	18,265	1,366,222
JPMorgan Chase & Co.	77,150	12,340,142
Juniper Networks Inc.	11,449	331,792
Kansas City Southern	2,552	716,270
Kellogg Co.	6,208	391,973
Keurig Dr Pepper Inc.	16,878	602,038
KeyCorp.	28,486	578,836
Keysight Technologies Inc.(a)	4,860	871,787
Kimberly-Clark Corp.	8,889	1,224,993
Kinder Morgan Inc.	57,793	940,292

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2021	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
KKR & Co. Inc.	12,023	$772,959
KLA Corp.	4,308	1,464,548
Kraft Heinz Co. (The)	17,632	634,576
Kroger Co. (The)	17,273	795,076
L3Harris Technologies Inc.	5,998	1,397,594
Laboratory Corp. of America Holdings(a)	2,637	800,013
Lam Research Corp.	3,782	2,287,429
Lamb Weston Holdings Inc.	4,131	269,135
Las Vegas Sands Corp.(a)	9,048	403,631
Leidos Holdings Inc.	3,551	348,389
Lennar Corp., Class A	7,616	817,273
Lennox International Inc.	1,103	369,704
Liberty Broadband Corp., Class C, NVS(a)	4,420	845,634
Liberty Global PLC, Class A(a)	10,070	289,412
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	6,174	312,034
Lincoln National Corp.	6,218	426,866
Live Nation Entertainment Inc.(a)	5,128	444,598
LKQ Corp.(a)	8,371	441,068
Lockheed Martin Corp.	6,274	2,257,385
Loews Corp.	8,732	487,857
Lowe’s Companies Inc.	18,504	3,772,781
Lululemon Athletica Inc.(a)	3,222	1,289,348
Lumen Technologies Inc.	27,562	339,013
Lyft Inc., Class A(a)	5,912	281,470
LyondellBasell Industries NV, Class A	6,878	690,207
M&T Bank Corp.	3,317	464,413
Marathon Petroleum Corp.	17,212	1,020,155
Markel Corp.(a)	429	544,937
MarketAxess Holdings Inc.	969	461,166
Marriott International Inc./MD, Class A(a)	7,465	1,008,820
Marsh & McLennan Companies Inc.	12,228	1,922,242
Martin Marietta Materials Inc.	1,705	650,031
Marvell Technology Inc.	20,930	1,280,707
Masco Corp.	7,344	445,928
Masimo Corp.(a)	1,376	373,639
Mastercard Inc., Class A	23,018	7,969,522
Match Group Inc.(a)	6,587	905,317
McCormick & Co. Inc./MD, NVS	6,854	591,432
McDonald’s Corp.	19,103	4,536,198
McKesson Corp.	4,173	851,876
Medical Properties Trust Inc.	15,287	313,078
Medtronic PLC	33,967	4,533,915
MercadoLibre Inc.(a)	1,190	2,222,265
Merck & Co. Inc.	65,883	5,026,214
MetLife Inc.	17,658	1,094,796
Mettler-Toledo International Inc.(a)	595	923,934
MGM Resorts International	11,619	495,202
Microchip Technology Inc.	6,703	1,054,784
Micron Technology Inc.(a)	29,249	2,155,651
Microsoft Corp.	185,434	55,978,816
Mid-America Apartment Communities Inc.	3,026	582,112
Moderna Inc.(a)	8,805	3,316,755
Mohawk Industries Inc.(a)	1,856	367,043
Molina Healthcare Inc.(a)	1,285	345,369
Molson Coors Beverage Co., Class B	5,606	266,453
Mondelez International Inc., Class A	36,300	2,253,141
MongoDB Inc.(a)	1,303	510,554
Monolithic Power Systems Inc.	1,071	530,070
Monster Beverage Corp.(a)	11,656	1,137,276

Security	Shares	Value

United States (continued)
Moody’s Corp.	4,662	$1,775,150
Morgan Stanley	34,468	3,599,493
Mosaic Co. (The)	10,411	335,026
Motorola Solutions Inc.	4,713	1,151,009
MSCI Inc.	2,215	1,405,595
Nasdaq Inc.	3,024	592,039
NetApp Inc.	5,873	522,286
Netflix Inc.(a)	11,508	6,550,239
Neurocrine Biosciences Inc.(a)	2,488	236,858
Newell Brands Inc.	11,035	280,399
Newmont Corp.	21,742	1,260,819
News Corp., Class A, NVS	12,605	283,234
NextEra Energy Inc.	51,090	4,291,049
Nike Inc., Class B	32,657	5,379,914
Nordson Corp.	1,319	314,713
Norfolk Southern Corp.	6,435	1,631,530
Northern Trust Corp.	4,951	586,793
Northrop Grumman Corp.	3,924	1,442,855
NortonLifeLock Inc.	15,333	407,244
Novavax Inc.(a)(c)	2,271	541,724
Novocure Ltd.(a)	2,397	321,701
NRG Energy Inc.	7,453	340,379
Nucor Corp.	7,666	901,215
NVIDIA Corp.	64,478	14,433,400
NVR Inc.(a)	119	616,413
Occidental Petroleum Corp.	21,853	561,404
Okta Inc.(a)	2,932	772,875
Old Dominion Freight Line Inc.	2,031	586,390
Omega Healthcare Investors Inc.	6,162	206,612
Omnicom Group Inc.	6,620	484,716
ON Semiconductor Corp.(a)	13,237	587,193
ONEOK Inc.	11,669	612,856
Oracle Corp.	48,996	4,367,013
O’Reilly Automotive Inc.(a)	1,897	1,126,970
Otis Worldwide Corp.	10,864	1,001,878
PACCAR Inc.	9,489	776,864
Packaging Corp. of America	2,563	388,807
Palantir Technologies Inc., Class A(a)	39,019	1,027,760
Palo Alto Networks Inc.(a)	2,518	1,160,899
Parker-Hannifin Corp.	3,415	1,013,128
Paychex Inc.	8,488	971,621
Paycom Software Inc.(a)	1,339	654,637
PayPal Holdings Inc.(a)	29,296	8,456,583
Peloton Interactive Inc., Class A(a)	6,376	638,811
Pentair PLC	4,612	355,862
PepsiCo Inc.	34,996	5,473,024
PerkinElmer Inc.	2,761	510,233
Pfizer Inc.	143,629	6,616,988
PG&E Corp.(a)	37,358	342,573
Philip Morris International Inc.	40,598	4,181,594
Phillips 66	11,669	829,549
Pinnacle West Capital Corp.	3,811	293,066
Pinterest Inc., Class A(a)	13,354	742,082
Pioneer Natural Resources Co.	5,983	895,476
Plug Power Inc.(a)(c)	12,327	321,242
PNC Financial Services Group Inc. (The)	10,853	2,074,008
Pool Corp.	1,051	519,509
PPG Industries Inc.	6,182	986,338
PPL Corp.	20,182	592,342
Principal Financial Group Inc.	8,338	557,062

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Procter & Gamble Co. (The)	62,554	$8,907,064
Progressive Corp. (The)	14,520	1,398,857
Prologis Inc.	19,358	2,606,748
Prudential Financial Inc.	10,160	1,075,741
PTC Inc.(a)	3,697	486,747
Public Service Enterprise Group Inc.	13,664	873,676
Public Storage	4,123	1,334,244
PulteGroup Inc.	9,272	499,390
Qorvo Inc.(a)	3,405	640,242
QUALCOMM Inc.	29,479	4,324,275
Quest Diagnostics Inc.	3,316	506,784
Raymond James Financial Inc.	3,252	454,955
Raytheon Technologies Corp.	40,004	3,390,739
Realty Income Corp.	9,143	660,307
Regency Centers Corp.	5,479	375,969
Regeneron Pharmaceuticals Inc.(a)	2,813	1,894,274
Regions Financial Corp.	28,367	579,538
RenaissanceRe Holdings Ltd.	1,495	234,311
Republic Services Inc.	5,033	624,746
ResMed Inc.	3,802	1,104,595
RingCentral Inc., Class A(a)	1,914	482,826
Robert Half International Inc.	3,877	400,882
Rockwell Automation Inc.	2,985	971,468
Roku Inc.(a)	2,978	1,049,447
Rollins Inc.	5,639	219,470
Roper Technologies Inc.	2,865	1,384,597
Ross Stores Inc.	9,464	1,120,538
Royal Caribbean Cruises Ltd.(a)	5,643	466,845
RPM International Inc.	3,533	290,731
S&P Global Inc.	6,554	2,908,796
salesforce.com Inc.(a)	24,476	6,492,749
SBA Communications Corp.	2,715	974,604
Schlumberger Ltd.	36,464	1,022,451
Seagen Inc.(a)	3,384	567,158
SEI Investments Co.	5,735	360,215
Sempra Energy	8,270	1,094,617
ServiceNow Inc.(a)	5,169	3,326,975
Sherwin-Williams Co. (The)	6,412	1,947,132
Simon Property Group Inc.	8,583	1,153,984
Sirius XM Holdings Inc.	43,389	272,049
Skyworks Solutions Inc.	4,831	886,295
Snap Inc., Class A, NVS(a)(c)	23,864	1,816,289
Snap-on Inc.	1,424	320,329
Snowflake Inc., Class A(a)	4,881	1,485,532
SolarEdge Technologies Inc.(a)	1,309	379,322
Southern Co. (The)	25,304	1,663,232
Southwest Airlines Co.(a)	4,674	232,672
Splunk Inc.(a)	3,781	578,001
Square Inc., Class A(a)	10,353	2,775,329
SS&C Technologies Holdings Inc.	6,097	461,299
Stanley Black & Decker Inc.	4,203	812,314
Starbucks Corp.	28,951	3,401,453
State Street Corp.	9,363	869,916
Steel Dynamics Inc.	5,476	369,575
Stryker Corp.	8,825	2,445,407
Sun Communities Inc.	2,820	568,202
Sunrun Inc.(a)	4,440	196,470
SVB Financial Group(a)	1,465	819,668
Synchrony Financial	15,276	759,981
Synopsys Inc.(a)	3,941	1,309,358

Security	Shares	Value

United States (continued)
Sysco Corp.	13,350	$1,063,327
T Rowe Price Group Inc.	5,948	1,331,579
Take-Two Interactive Software Inc.(a)	3,305	532,832
Target Corp.	12,833	3,169,494
TE Connectivity Ltd.	8,783	1,319,382
Teladoc Health Inc.(a)	3,516	507,781
Teledyne Technologies Inc.(a)	1,206	558,836
Teleflex Inc.	1,222	483,252
Teradyne Inc.	4,192	509,076
Tesla Inc.(a)	21,155	15,564,157
Texas Instruments Inc.	23,474	4,481,421
Textron Inc.	6,784	492,993
Thermo Fisher Scientific Inc.	10,115	5,613,319
TJX Companies Inc. (The)	31,884	2,318,604
T-Mobile U.S. Inc.(a)	16,038	2,197,527
Tractor Supply Co.	2,947	572,455
Trade Desk Inc. (The), Class A(a)(c)	11,148	892,397
TransDigm Group Inc.(a)	1,347	818,262
TransUnion	5,797	704,509
Travelers Companies Inc. (The)	6,115	976,627
Trimble Inc.(a)	8,316	783,534
Truist Financial Corp.	35,801	2,042,805
Twilio Inc., Class A(a)	4,167	1,487,452
Twitter Inc.(a)	20,885	1,347,082
Tyler Technologies Inc.(a)	903	438,587
Tyson Foods Inc., Class A	7,619	598,244
U.S. Bancorp	36,349	2,086,069
Uber Technologies Inc.(a)	31,430	1,230,170
UDR Inc.	7,811	421,950
Ulta Beauty Inc.(a)	1,591	616,210
Union Pacific Corp.	16,986	3,683,244
United Parcel Service Inc., Class B	18,361	3,591,962
United Rentals Inc.(a)	2,024	713,764
UnitedHealth Group Inc.	24,379	10,148,246
Unity Software Inc.(a)(c)	703	89,105
Universal Health Services Inc., Class B	2,069	322,267
Vail Resorts Inc.(a)	1,044	318,263
Valero Energy Corp.	10,483	695,128
Veeva Systems Inc., Class A(a)	3,554	1,179,857
Ventas Inc.	9,524	532,773
VEREIT Inc.	6,054	305,909
VeriSign Inc.(a)	2,707	585,416
Verisk Analytics Inc.	4,040	815,110
Verizon Communications Inc.	103,788	5,708,340
Vertex Pharmaceuticals Inc.(a)	6,931	1,388,210
VF Corp.	8,791	672,248
ViacomCBS Inc., Class B, NVS	15,668	649,439
Viatris Inc.	33,961	496,849
VICI Properties Inc.	14,126	436,635
Visa Inc., Class A	43,353	9,932,172
Vistra Corp.	15,891	303,359
VMware Inc., Class A(a)(c)	2,194	326,621
Vornado Realty Trust	6,623	277,371
Vulcan Materials Co.	3,540	658,192
W R Berkley Corp.	4,499	338,820
Walgreens Boots Alliance Inc.	19,209	974,857
Walmart Inc.	39,408	5,836,325
Walt Disney Co. (The)(a)	46,945	8,511,128
Waste Management Inc.	10,234	1,587,396
Waters Corp.(a)	1,717	710,872

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2021	iShares® MSCI World ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Wayfair Inc., Class A(a)(c)	1,915	$537,636
WEC Energy Group Inc.	8,126	767,744
Wells Fargo & Co.	106,044	4,846,211
Welltower Inc.	10,786	944,099
West Pharmaceutical Services Inc.	1,973	891,046
Western Digital Corp.(a)	7,820	494,224
Western Union Co. (The)	12,023	260,178
Westinghouse Air Brake Technologies Corp.	5,317	477,413
Westrock Co.	6,951	361,730
Weyerhaeuser Co.	20,175	726,300
Whirlpool Corp.	1,654	366,411
Williams Companies Inc. (The)	32,360	798,968
Willis Towers Watson PLC	3,355	740,516
Workday Inc., Class A(a)	4,847	1,324,007
WP Carey Inc.	4,576	357,477
WW Grainger Inc.	1,164	504,827
Wynn Resorts Ltd.(a)	2,740	278,631
Xcel Energy Inc.	14,021	963,944
Xilinx Inc.	6,824	1,061,746
Xylem Inc./NY	5,199	708,676
Yum! Brands Inc.	7,837	1,026,882
Zebra Technologies Corp., Class A(a)	1,397	820,276
Zendesk Inc.(a)	2,883	356,339
Zillow Group Inc., Class C, NVS(a)(c)	4,104	393,040
Zimmer Biomet Holdings Inc.	5,306	798,288
Zoetis Inc.	12,439	2,544,522
Zoom Video Communications Inc., Class A(a)	5,499	1,591,960
Zscaler Inc.(a)	1,884	524,393

		1,054,345,544

Total Common Stocks — 99.5% (Cost: $1,186,523,991)		1,561,645,346

Preferred Stocks

Germany — 0.2%
Henkel AG & Co. KGaA, Preference Shares, NVS	7,555	738,147

Security	Shares	Value

Germany (continued)
Porsche Automobil Holding SE, Preference Shares, NVS	4,544	$459,708
Sartorius AG, Preference Shares, NVS	862	567,897
Volkswagen AG, Preference Shares, NVS	5,986	1,423,797

		3,189,549

Total Preferred Stocks — 0.2% (Cost: $2,655,130)		3,189,549

Short-Term Investments

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(e)(f)(g)	9,942,670	9,947,642
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	810,000	810,000

		10,757,642

Total Short-Term Investments — 0.7% (Cost: $10,754,737)		10,757,642

Total Investments in Securities — 100.4% (Cost: $1,199,933,858)		1,575,592,537

Other Assets, Less Liabilities — (0.4)%		(5,753,800)

Net Assets — 100.0%		$1,569,838,737

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$8,703,021	$1,248,792	(a)	$—		$(1,077)	$(3,094)	$9,947,642	9,942,670	$34,265	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,510,000	—		(700,000	)(a)	—	—	810,000	810,000	802		—
BlackRock Inc.	1,850,902	797,644		(96,064)		44,279	1,198,095	3,794,856	4,023	51,723		—

						$43,202	$1,195,001	$14,552,498		$86,790		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI World ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	2	09/09/21	$357	$4,443
Euro STOXX 50 Index	11	09/17/21	543	8,030
FTSE 100 Index	4	09/17/21	390	2,947
S&P 500 E-Mini Index	14	09/17/21	3,165	113,754

				$129,174

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$129,174

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,358,038

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(155,715)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,994,283

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2021	iShares® MSCI World ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,121,208,275	$440,437,071	$—	$1,561,645,346
Preferred Stocks	—	3,189,549	—	3,189,549
Money Market Funds	10,757,642	—	—	10,757,642

	$1,131,965,917	$443,626,620	$—	$1,575,592,537

Derivative financial instruments(a)
Assets
Futures Contracts	$113,754	$15,420	$—	$129,174

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2021

	iShares MSCI Frontier and Select EM ETF	iShares MSCI World ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$483,799,571	$1,561,040,039
Affiliated(c)	24,659	14,552,498
Cash	—	14,601
Foreign currency, at value(d)	34,005,187	1,562,499
Cash pledged:
Futures contracts	767,000	178,999
Collateral — OTC derivatives	430,000	—
Foreign currency collateral pledged:
Futures contracts(e)	—	89,468
Receivables:
Investments sold	53,979,382	10,279,101
Securities lending income — Affiliated	177	1,909
Variation margin on futures contracts	179,580	—
Loans	22,080,000	—
Capital shares sold	—	109,464
Dividends	346,071	2,310,943
Tax reclaims	1,165	360,315

Total assets	595,612,792	1,590,499,836

LIABILITIES
Bank overdraft	19,316,572	—
Collateral on securities loaned, at value	21,086	9,959,725
Deferred foreign capital gain tax	531,921	—
Payables:
Investments purchased	56,565,768	10,397,339
Variation margin on futures contracts	—	1,408
Bank borrowings	22,080,664	—
Investment advisory fees	323,755	302,627
Unrealized depreciation on:
Forward foreign currency exchange contracts	674,142	—

Total liabilities	99,513,908	20,661,099

NET ASSETS	$496,098,884	$1,569,838,737

NET ASSETS CONSIST OF:
Paid-in capital	$542,113,631	$1,217,778,155
Accumulated earnings (loss)	(46,014,747)	352,060,582

NET ASSETS	$496,098,884	$1,569,838,737

Shares outstanding	14,650,000	11,900,000

Net asset value	$33.86	$131.92

Shares authorized	500 million	500 million

Par value	$0.001	$0.001

(a) Securities loaned, at value	$20,894	$9,723,918
(b) Investments, at cost — Unaffiliated	$358,398,765	$1,186,965,837
(c) Investments, at cost — Affiliated	$24,656	$12,968,021
(d) Foreign currency, at cost	$34,403,422	$1,558,725
(e) Foreign currency collateral pledged, at cost	$—	$93,721

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Statements of Operations

Year Ended August 31, 2021

	iShares MSCI Frontier and Select EM ETF	iShares MSCI World ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$13,584,656	$22,834,284
Dividends — Affiliated	227	52,525
Securities lending income — Affiliated — net	800	34,265
Foreign taxes withheld	(797,319)	(1,205,495)

Total investment income	12,788,364	21,715,579

EXPENSES
Investment advisory fees	3,409,730	2,867,486
Commitment fees	7,818	—
Miscellaneous	173	173
Interest expense	11,289	—

Total expenses	3,429,010	2,867,659

Net investment income	9,359,354	18,847,920

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	30,815,257	(2,118,794)
Investments — Affiliated	(187)	(1,077)
In-kind redemptions — Unaffiliated	200,080	15,852,193
In-kind redemptions — Affiliated	—	44,279
Futures contracts	2,826,906	1,358,038
Forward foreign currency exchange contracts	(788,672)	—
Foreign currency transactions	(812,463)	54,611

Net realized gain	32,240,921	15,189,250

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	86,850,413	284,503,119
Investments — Affiliated	2	1,195,001
Futures contracts	(867,429)	(155,715)
Forward foreign currency exchange contracts	(304,132)	—
Foreign currency translations	894,731	(66,936)

Net change in unrealized appreciation (depreciation)	86,573,585	285,475,469

Net realized and unrealized gain	118,814,506	300,664,719

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$128,173,860	$319,512,639

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$39,560	$—
(b) Net of increase in deferred foreign capital gain tax of	$(531,921)	$—

See notes to financial statements.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI Frontier and Select EM ETF		iShares MSCI World ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,359,354	$14,110,013	$18,847,920	$15,923,685
Net realized gain (loss)	32,240,921	(31,959,120)	15,189,250	20,642,523
Net change in unrealized appreciation (depreciation)	86,573,585	(35,621,330)	285,475,469	51,273,524

Net increase (decrease) in net assets resulting from operations	128,173,860	(53,470,437)	319,512,639	87,839,732

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(9,715,012)	(11,997,936)	(18,261,968)	(16,143,838)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	3,870,773	(57,630,046)	320,340,634	230,092,080

NET ASSETS
Total increase (decrease) in net assets	122,329,621	(123,098,419)	621,591,305	301,787,974
Beginning of year	373,769,263	496,867,682	948,247,432	646,459,458

End of year	$496,098,884	$373,769,263	$1,569,838,737	$948,247,432

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	31

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Frontier and Select EM ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$25.69	$28.97	$28.29	$30.62	$24.20

Net investment income(a)	0.65	0.87	1.03	0.87	0.72
Net realized and unrealized gain (loss)(b)	8.20	(3.36)	0.76	(1.99)	6.00

Net increase (decrease) from investment operations	8.85	(2.49)	1.79	(1.12)	6.72

Distributions(c)
From net investment income	(0.68)	(0.79)	(1.11)	(1.21)	(0.30)

Total distributions	(0.68)	(0.79)	(1.11)	(1.21)	(0.30)

Net asset value, end of year	$33.86	$25.69	$28.97	$28.29	$30.62

Total Return(d)
Based on net asset value	34.77%	(8.44)%	6.45%	(3.92)%	27.91%

Ratios to Average Net Assets
Total expenses	0.79%	0.79%	0.79%	0.81%	0.80%

Net investment income	2.17%	3.27%	3.63%	2.69%	2.65%

Supplemental Data
Net assets, end of year (000)	$496,099	$373,769	$496,868	$523,445	$627,626

Portfolio turnover rate(e)	36%	25%	33%	35%	32%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI World ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$103.07	$89.79	$91.33	$82.22	$72.15

Net investment income(a)	1.84	1.76	1.96	1.84	1.74
Net realized and unrealized gain (loss)(b)	28.80	13.35	(1.52)	9.15	9.90

Net increase from investment operations	30.64	15.11	0.44	10.99	11.64

Distributions(c)
From net investment income	(1.79)	(1.83)	(1.98)	(1.88)	(1.57)

Total distributions	(1.79)	(1.83)	(1.98)	(1.88)	(1.57)

Net asset value, end of year	$131.92	$103.07	$89.79	$91.33	$82.22

Total Return(d)
Based on net asset value	29.94%	17.04%	0.61%	13.46%	16.29%

Ratios to Average Net Assets
Total expenses	0.24%	0.24%	0.24%	0.24%	0.24%

Net investment income	1.58%	1.90%	2.24%	2.09%	2.25%

Supplemental Data
Net assets, end of year (000)	$1,569,839	$948,247	$646,459	$566,243	$509,769

Portfolio turnover rate(e)	5%	7%	4%	3%	3%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI Frontier and Select EM(a)	Diversified
MSCI World	Diversified

(a)	Formerly the iShares MSCI Frontier 100 ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•	Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Frontier and Select EM
Goldman Sachs & Co. LLC	$20,894	$20,894		$—	$—

MSCI World
Barclays Bank PLC	$379,384	$379,384		$—	$—
Barclays Capital, Inc.	1,571,787	1,571,787		—	—
BNP Paribas SA	1,585,487	1,585,487		—	—
BofA Securities, Inc.	219,969	219,969		—	—
Goldman Sachs & Co. LLC	375,794	375,794		—	—
HSBC Bank PLC	18,810	18,810		—	—
J.P. Morgan Securities LLC	880,544	880,544		—	—
Macquarie Bank Ltd.	318,313	318,313		—	—
Morgan Stanley	420,420	420,420		—	—
Nomura Securities International, Inc.	52,296	52,296		—	—
SG AMERICAS Securities LLC	6,180	6,180		—	—
State Street Bank & Trust Co.	114,462	114,462		—	—
UBS AG	3,780,472	3,780,472		—	—

	$9,723,918	$9,723,918		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk) .

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

MSCI Frontier and Select EM	0.79%
MSCI World	0.24

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

MSCI Frontier and Select EM	$337
MSCI World	10,481

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI Frontier and Select EM	$14,257,740	$—	$—
MSCI World	9,782,848	11,473,555	(1,137,013)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

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Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended August 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI Frontier and Select EM	$150,216,501	$149,819,134
MSCI World	70,674,690	62,240,239

For the year ended August 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI Frontier and Select EM	$1,363,994	$591,116
MSCI World	358,157,357	43,779,727

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI Frontier and Select EM	$200,080	$(200,080)
MSCI World	15,699,395	(15,699,395)

The tax character of distributions was as follows:

iShares ETF	Year Ended 08/31/21	Year Ended 08/31/20

MSCI Frontier and Select EM
Ordinary income	$9,715,012	$11,997,936

MSCI World
Ordinary income	$18,261,968	$16,143,838

As of August 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total

MSCI Frontier and Select EM	$3,131,688	$(156,460,419)	$107,313,984		$(46,014,747)
MSCI World	5,083,510	(25,348,280)	372,325,352		352,060,582

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended August 31, 2021, the Funds utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

MSCI Frontier and Select EM	$22,220,877

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

As of August 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Frontier and Select EM	$374,898,116	$140,625,925	$(32,373,953)	$108,251,972
MSCI World	1,203,275,649	413,352,331	(41,031,001)	372,321,330

9.	LINE OF CREDIT

The iShares MSCI Frontier and Select EM ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Fund, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

Effective August 13, 2021, the iShares MSCI Frontier and Select EM ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

For the year ended August 31, 2021, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Credit Agreement and Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

MSCI Frontier and Select EM	$22,770,000	$1,017,616	1.03%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 08/31/21		Year Ended 08/31/20

iShares ETF	Shares	Amount	Shares	Amount

MSCI Frontier and Select EM
Shares sold	400,000	$13,406,994	400,000	$12,960,707
Shares redeemed	(300,000)	(9,536,221)	(3,000,000)	(70,590,753)

Net increase (decrease)	100,000	$3,870,773	(2,600,000)	$(57,630,046)

MSCI World
Shares sold	3,100,000	$365,815,188	5,500,000	$514,328,676
Shares redeemed	(400,000)	(45,474,554)	(3,500,000)	(284,236,596)

Net increase	2,700,000	$320,340,634	2,000,000	$230,092,080

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and Shareholders of iShares MSCI Frontier and Select

EM ETF and iShares MSCI World ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Frontier and Select EM ETF and iShares MSCI World ETF (two of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	43

Important Tax Information (unaudited)

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

MSCI World	51.77%

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2021:

iShares ETF	Qualified Dividend Income

MSCI Frontier and Select EM	$5,485,369
MSCI World	21,875,314

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended August 31, 2021:

iShares ETF	Qualified Business Income

MSCI World	$124,546

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI Frontier and Select EM	$13,547,174	$848,311

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Board Review and Approval of Investment Advisory Contract

iShares MSCI Frontier and Select EM ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

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Board Review and Approval of Investment Advisory Contract   (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI World ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s

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Board Review and Approval of Investment Advisory Contract   (continued)

service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract   (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

MSCI Frontier and Select EM	$0.677809	$—	$—	$0.677809	100%	—%	—%	100%
MSCI World(a)	1.779555	—	0.010834	1.790389	99	—	1	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Frontier and Select EM ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

S U P P L E M E N T A L I N F O R M A T I O N	49

Supplemental Information (unaudited) (continued)

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020 is USD 32.51 thousand. This figure is comprised of fixed remuneration of USD 15.14 thousand and variable remuneration of USD 17.37 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 5.3 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.43 thousand.

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Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of August 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (64)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares Trust (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (72)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	51

Director and Officer Information   (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (66)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	53

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

Currency Abbreviations

NGN	Nigerian Naira

USD	United States Dollar

Counterparty Abbreviations

CITI	Citibank N.A.

JPM	JPMorgan Chase Bank N.A.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-811-0821

AUGUST 31, 2021

2021 Annual Report

iShares, Inc.

•	iShares MSCI Global Agriculture Producers ETF | VEGI | NYSE Arca

•	iShares MSCI Global Energy Producers ETF | FILL | NYSE Arca

•	iShares MSCI Global Gold Miners ETF | RING | NASDAQ

•	iShares MSCI Global Metals & Mining Producers ETF | PICK | Cboe BZX

•	iShares MSCI Global Silver and Metals Miners ETF | SLVP | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2023 and reducing bond purchasing beginning in late 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries and Asian fixed income offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.52%	31.17%

U.S. small cap equities (Russell 2000® Index)	3.81	47.08

International equities (MSCI Europe, Australasia, Far East Index)	10.31	26.12

Emerging market equities (MSCI Emerging Markets Index)	(0.98)	21.12

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.36	(4.12)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.49	(0.08)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.50	3.44

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.82	10.14

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced significantly during the 12 months ended August 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 28.64% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of COVID-19 vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period. Inflation also rose in many parts of the world amid supply chain constraints and elevated consumer spending.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Congress passed two fiscal stimulus bills during the reporting period, providing significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy continue to grow following a significant rebound in the third quarter of 2020, as activity recovered from the pandemic-induced recession in the first half of 2020. The economy grew at a brisk pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. The U.S. Federal Reserve Bank’s (“the Fed”) action also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains, despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased, and Eurozone countries enacted a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout trailed in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also posted a solid advance amid a sharp rebound in economic activity. Continued economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, aided by economic recovery and rising prices for many commodities. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

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Fund Summary as of August 31, 2021	iShares® MSCI Global Agriculture Producers ETF

Investment Objective

The iShares MSCI Global Agriculture Producers ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of agriculture, as represented by the MSCI ACWI Select Agriculture Producers Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	41.16%	12.35%	6.95%	41.16%	79.04%	90.41%
Fund Market	40.17	12.32	6.91	40.17	78.78	89.68
Index	41.69	12.45	7.04	41.69	79.83	91.94

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,039.90	$ 2.01		$ 1,000.00	$ 1,023.20	$ 1.99		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Global Agriculture Producers ETF

Portfolio Management Commentary

Stocks of global agricultural producers advanced strongly during the reporting period as global economies recovered from the coronavirus pandemic. Global food prices rose sharply due to disruptions in supply chains and extreme weather events, which impacted crop yields. Prices for staples such as wheat surged, as crop yields declined due to rising global temperatures and drought. Prices for sugar and corn, key components for food products and ethanol, rose due to extreme heat and drought in the U.S. and frost in Brazil. Growing demand from China for food imports also contributed to higher prices, leaving U.S. supplies of wheat, corn, and soybeans at their lowest levels in nearly a decade.

Stocks in the U.S. industrials sector contributed the most to the Index’s performance, buoyed by rising crop prices and growing demand for agricultural and farm machinery. Farm machinery manufacturers benefited from pent-up demand from farmers, who had postponed purchasing new equipment for several years, as trade disputes and reduced export demand led to low crop prices. Despite stronger earnings, farm machinery companies were restrained by rising raw materials costs and freight rates, as well as labor shortages and disruptions in parts supplies, which pressured their ability to fill order backlogs.

The U.S. consumer staples sector also contributed to the Index’s return, led by the agricultural products industry. Exports of corn seed to China boosted the earnings of grain merchants as Chinese farmers planted more corn to take advantage of higher prices. Strong demand for vegetable oils benefited the soybean crushing business, while demand for animal feed grains also grew. The U.S. materials sector was another contributor to the Index’s performance. The fertilizers and agricultural chemicals industry benefited from strong demand for herbicides and pesticides.

Canadian stocks in the materials sector also contributed, as strong sales of potash and growing output of the fertilizer from Saskatchewan mines boosted the fertilizers and agricultural chemicals industry. Stocks in the Italian industrials sector contributed, as stronger sales in the agricultural and farm machinery industry helped offset constraints in the supply chain.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Agricultural & Farm Machinery	33.4%
Fertilizers & Agricultural Chemicals	31.4
Agricultural Products	18.3
Packaged Foods & Meats	16.9

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	54.5%
Canada	6.8
Norway	6.4
Japan	5.5
India	4.3
Italy	3.2
China	2.5
Saudi Arabia	2.3
Malaysia	1.7
Hong Kong	1.6

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Global Energy Producers ETF

Investment Objective

The iShares MSCI Global Energy Producers ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of energy exploration and production, as represented by the MSCI ACWI Select Energy Producers Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	36.41%	0.42%	(1.47)%	36.41%	2.13%	(13.20)%
Fund Market	35.86	0.36	(1.51)	35.86	1.79	(13.60)
Index	36.02	0.08	(1.67)	36.02	0.39	(14.92)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,048.30	$ 2.01		$ 1,000.00	$ 1,023.20	$ 1.99		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Global Energy Producers ETF

Portfolio Management Commentary

Stocks of global energy producers rose sharply for the reporting period as the global economy recovered from the initial shock of the coronavirus pandemic, leading to steadily rising oil prices. Oil prices started the reporting period at their weakest level since 2016, prompting oil and gas companies to reduce the estimated value of their industry assets by the largest amount in at least a decade. Oil prices began rising in November 2020 as pharmaceuticals companies reported successful COVID-19 vaccination trials. As prices rose, OPEC and its allies agreed to increase oil production from record-setting reductions enacted in the spring of 2020. Oil prices peaked in July 2021, at their highest levels since 2014, before Saudi Arabia and the United Arab Emirates ended a dispute and agreed to further increases in production. Natural gas prices also recovered to pre-pandemic levels from historic lows reached in 2020. A February 2021 winter storm in Texas froze the state’s oil production, which also sent oil prices higher.

Energy companies in the U.S. contributed the most to the Index’s return, led by the integrated oil and gas industry. Record gains for the integrated oil and gas companies’ chemical and plastics divisions, boosted by supply constraints and higher demand for plastic packaging, supported the industry. Integrated oil and gas companies rewarded shareholders with higher dividends and stock buybacks. The U.S. oil and gas exploration and production industry also contributed to the Index’s return, boosted by increasing production and stronger oil and gas prices. Deep cost reductions enacted in 2020, when the pandemic sent oil prices lower, boosted industry profits.

U.K. stocks also contributed to the Index’s return, led by the integrated oil and gas industry amid expectations that high oil prices would continue through the remainder of 2021. The Canadian oil and gas exploration and production industry also contributed, as record-high production output from Alberta’s oil sands combined with higher oil prices to boost profits.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Integrated Oil & Gas	58.1%
Oil & Gas Exploration & Production	25.6
Oil & Gas Refining & Marketing	13.7
Coal & Consumable Fuels	2.6

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	45.2%
Netherlands	8.5
Canada	6.9
France	6.1
India	5.9
United Kingdom	4.9
Russia	4.5
Brazil	2.6
Australia	1.9
Italy	1.7

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Global Gold Miners ETF

Investment Objective

The iShares MSCI Global Gold Miners ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of gold mining, as represented by the MSCI ACWI Select Gold Miners Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(22.12)%	6.07%	(5.31)%	(22.12)%	34.27%	(40.71)%
Fund Market	(22.61)	6.03	(5.32)	(22.61)	34.00	(40.78)
Index	(22.12)	6.38	(5.15)	(22.12)	36.21	(39.74)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,049.00	$ 2.01		$ 1,000.00	$ 1,023.20	$ 1.99		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Global Gold Miners ETF

Portfolio Management Commentary

Global gold mining stocks declined for the reporting period as gold prices retreated from record highs above U.S. $2,000 an ounce in August 2020. Gold prices declined as global pharmaceuticals companies reported successful COVID-19 vaccine trials and risk avoidance decreased in markets. Perceived as an attractive investment during times of political or economic uncertainty, gold became less attractive as global economies and equity markets recovered while vaccination rates increased. Rising yields on U.S. bonds, also considered attractive during uncertain times, also made gold a less attractive investment due to its lack of income. Because gold does not pay interest, its appeal decreases as its carrying cost relative to bonds increases, such as when yields rise. Demand for gold jewelry, particularly in the key Indian market, remained below pre-pandemic levels, which further pressured gold prices.

The Canadian gold mining industry detracted the most from the Index’s return. Despite posting stronger earnings and rewarding shareholders with higher dividend payments early in the reporting period, stocks of Canadian mining companies declined as the price of gold decreased. Gold mining companies elected to payout cash to shareholders rather than invest in new production facilities. Coronavirus pandemic-related disruptions in gold mining operations also sent production costs higher, pressuring profit margins. In addition, as gold prices declined, investors sold exchange traded funds focused on gold companies, leading stocks in those companies to drop.

The South African, U.S., and Australian gold mining industries also detracted from the Index’s performance. One leading South African company dropped sharply during the reporting period due to the lack of a permanent chief executive officer for nearly a year, until naming a new CEO in July 2021. In the U.S., the industry detracted amid expectations of higher production costs for the second half of 2021, due to rising expenses for materials, energy, and labor. In Australia, pandemic-related restrictions and labor shortages decreased operators’ production output at some gold mines.

Portfolio Information

GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments	(a)
Canada	52.6%
United States	22.0
South Africa	9.0
Australia	6.7
Russia	3.4
United Kingdom	3.3
Peru	1.4
Indonesia	1.0
Turkey	0.6

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Newmont Corp.	20.5%
Barrick Gold Corp.	15.6
Wheaton Precious Metals Corp.	8.5
Kirkland Lake Gold Ltd.	4.5
Agnico Eagle Mines Ltd.	4.4
Newcrest Mining Ltd.	4.2
Gold Fields Ltd.	4.0
Kinross Gold Corp.	3.7
AngloGold Ashanti Ltd.	3.4
Polymetal International PLC	3.4

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Global Metals & Mining Producers ETF

Investment Objective

The iShares MSCI Global Metals & Mining Producers ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in mining, extraction or production of diversified metals, excluding gold and silver, as represented by the MSCI ACWI Select Metals & Mining Producers ex Gold & Silver Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	68.77%	20.30%	2.98%	68.77%	151.93%	32.53%
Fund Market	68.40	20.34	2.94	68.40	152.39	32.01
Index	70.35	20.72	3.20	70.35	156.34	35.28

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,115.80	$ 2.08		$ 1,000.00	$ 1,023.20	$ 1.99		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

M A R K E T O V E R V I E W	11

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Global Metals & Mining Producers ETF

Portfolio Management Commentary

Stocks of global metals and mining producers advanced sharply during the reporting period as prices for commodities such as iron ore and copper posted record highs. Demand for commodities strengthened, particularly from China and the U.S., while supply declined, as economies recovered from the coronavirus pandemic and manufacturing activity resumed. Government stimulus spending, to encourage economic recovery from the pandemic, also contributed to increasing commodities prices. After reaching record highs in May 2021, commodities prices declined late in the reporting period. Prices for iron ore, in particular, dropped sharply as China curtailed steel production to meet carbon emissions targets, and the spread of COVID-19 variants raised concerns that new restrictions to contain the pandemic could lead to another economic slowdown.

Stocks in the U.K. contributed the most to the Index’s return led by the diversified metals and mining industry. Mining companies paid out record dividends to shareholders after revenues and profits increased sharply due to stronger commodities prices. Companies chose to reward shareholders rather than invest their windfall back into new mining projects. Higher commodities prices also helped offset rising production costs. Production output rose despite some continuing disruptions at mining facilities due to pandemic-related restrictions.

The U.S. steel industry also contributed to the Index’s return. Record high prices for steel boosted revenues and profits of U.S. steel companies. Steel companies restarted production after many plants sat idle in 2020 due to pandemic-related restrictions and lower demand. The U.S. copper mining industry contributed modestly to the Index’s return. Copper miners posted stronger profits amid record high prices and increased demand for the metal.

Australian stocks also contributed to the Index’s return, led by the diversified metals and mining industry, as record high iron ore prices boosted revenues and profits for Australian mining companies. Brazilian stocks also helped the Index’s performance, led by the steel industry as higher sales and profits from stronger commodities offset rising freight costs.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Diversified Metals & Mining	46.7%
Steel	36.0
Copper	8.9
Aluminum	4.7
Precious Metals & Minerals	3.7

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Australia	34.8%
United States	14.0
Brazil	7.8
United Kingdom	5.7
Japan	4.9
Canada	3.9
India	3.5
South Africa	3.4
Russia	3.4
China	3.4

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Global Silver and Metals Miners ETF

Investment Objective

The iShares MSCI Global Silver and Metals Miners ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of silver exploration or metals mining, as represented by the MSCI ACWI Select Silver Miners Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(16.69)%	2.52%	(4.25)%	(16.69)%	13.23%	(34.07)%
Fund Market	(16.73)	2.59	(4.25)	(16.73)	13.63	(34.04)
Index	(16.60)	2.41	(4.27)	(16.60)	12.64	(34.17)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 894.60	$ 1.86		$ 1,000.00	$ 1,023.20	$ 1.99		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Global Silver and Metals Miners ETF

Portfolio Management Commentary

Stocks of global silver mining companies declined as silver prices decreased during the reporting period. Silver prices began the reporting period at more than U.S. $28.00 per ounce, but prices declined in fall 2020 amid concerns that rising cases of COVID-19 would lead to further restrictions on business, thereby weakening the global economy and reducing inflationary pressures and demand for silver. Silver prices increased sharply early in 2021 when individual investors began buying quantities of silver coins and bars. Silver prices receded again in summer 2021 as the U.S. dollar strengthened. Silver is priced in U.S. dollars and therefore tends to weaken as the U.S. dollar strengthens, because it becomes more expensive for most of the world to buy. Although the rebounding global economy increased industrial demand for silver, the metal ended the reporting period priced under U.S. $24.00 an ounce.

Canadian silver mining stocks detracted the most from the Index’s return, as pandemic-related restrictions impeded mining operations and weighed on production early in the reporting period. By summer 2021, pandemic-related restrictions eased, and silver mining companies posted stronger earnings, which led them to raise dividend payouts to shareholders. However, stocks of silver mining companies declined as the price of silver and other precious metals receded toward the end of the reporting period.

Canadian gold mining stocks also detracted from the Index’s return as gold prices retreated from record high prices in August 2020. Gold and silver deposits are often found in the same geographical areas, so companies that primarily mine gold are also often significant producers of silver. As global economies recovered and COVID-19 vaccines spread, gold prices declined. Despite posting stronger earnings, the decline in gold prices weighed on stock prices in Canadian gold mining companies.

U.S. gold mining stocks also detracted from the Index’s performance, despite increased profits, amid expectations of rising production costs. Stocks in the U.K. silver mining industry also detracted amid the decline in silver prices.

Portfolio Information

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Canada	68.5%
United States	18.3
Mexico	4.4
Japan	4.2
Peru	2.4
United Kingdom	1.1
Other (each representing less than 1%)	1.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Pan American Silver Corp.	14.1%
SSR Mining Inc.	9.1
Hecla Mining Co.	8.5
First Majestic Silver Corp.	7.1
Newmont Corp.	5.6
MAG Silver Corp.	4.5
Industrias Penoles SAB de CV	4.4
Coeur Mining Inc.	4.2
Asahi Holdings Inc.	4.2
Eldorado Gold Corp.	3.9

(a)	Excludes money market funds.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	15

Schedule of Investments August 31, 2021	iShares® MSCI Global Agriculture Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.1%
Australian Agricultural Co. Ltd.(a)	50,009	$50,852
Costa Group Holdings Ltd.	71,079	163,197
Elders Ltd.	25,155	224,204
Inghams Group Ltd.	53,621	161,701
Nufarm Ltd./Australia(a)	52,030	169,400
Select Harvests Ltd.	19,568	124,215
Tassal Group Ltd.	33,669	87,965

		981,534

Brazil — 0.5%
Adecoagro SA(a)	16,082	150,366
Sao Martinho SA	28,599	177,762
SLC Agricola SA	15,414	121,445

		449,573

Canada — 6.8%
Ag Growth International Inc.	3,053	70,853
Nutrien Ltd.	91,934	5,588,981
Rogers Sugar Inc.	15,007	65,302
Village Farms International Inc.(a)	11,567	111,760

		5,836,896

China — 2.5%
Beijing Dabeinong Technology Group Co. Ltd., Class A	43,000	49,676
China BlueChemical Ltd., Class H	280,000	86,763
China Huishan Dairy Holdings Co. Ltd.(a)(b)	295,050	0	(c)
China Modern Dairy Holdings Ltd.(d)	473,000	94,754
COFCO Joycome Foods Ltd.	382,000	112,941
First Tractor Co. Ltd., Class H	64,000	34,550
Fujian Sunner Development Co. Ltd., Class A	12,900	35,364
Heilongjiang Agriculture Co. Ltd., Class A	17,200	38,649
Henan Shuanghui Investment & Development Co. Ltd., Class A	27,500	102,752
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	58,800	310,268
Jiangsu Yangnong Chemical Co. Ltd., Class A	2,900	53,994
Jiangxi Zhengbang Technology Co. Ltd., Class A	30,800	40,834
Muyuan Foods Co. Ltd., Class A	51,266	335,897
New Hope Liuhe Co. Ltd., Class A(a)	43,000	72,864
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	20,280	114,406
Sinofert Holdings Ltd.	344,000	70,171
Tongwei Co. Ltd., Class A	43,600	412,559
Wens Foodstuffs Group Co. Ltd., Class A	61,720	124,157
Yuan Longping High-Tech Agriculture Co. Ltd., Class A(a)	12,900	41,594

		2,132,193

Egypt — 0.0%
Misr Fertilizers Production Co. SAE	7,740	40,610

France — 0.1%
Vilmorin & Cie SA	946	61,228

Germany — 0.9%
K+S AG, Registered(a)	30,917	440,716
KWS Saat SE & Co. KGaA	1,849	154,789
Suedzucker AG	11,524	196,653

		792,158

Hong Kong — 1.6%
WH Group Ltd.(d)(e)	1,539,000	1,334,876

India — 4.3%
Balrampur Chini Mills Ltd.	20,253	102,168
Bayer CropScience Ltd./India	2,156	163,607

Security	Shares	Value

India (continued)
Chambal Fertilizers and Chemicals Ltd.	26,574	$116,678
Coromandel International Ltd.	18,791	203,881
EID Parry India Ltd.(a)	11,610	64,118
Escorts Ltd.	10,879	200,141
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	12,427	56,460
Kaveri Seed Co. Ltd.	3,913	30,938
PI Industries Ltd.	13,434	624,001
Rallis India Ltd.	12,599	48,583
Sumitomo Chemical India Ltd.	16,039	93,278
Tata Consumer Products Ltd.	96,449	1,141,249
UPL Ltd.	79,937	809,211

		3,654,313

Indonesia — 0.8%
Astra Agro Lestari Tbk PT	77,400	45,810
Charoen Pokphand Indonesia Tbk PT	1,186,800	531,959
Inti Agri Resources Tbk PT(a)(b)	2,230,700	0	(c)
Japfa Comfeed Indonesia Tbk PT	666,500	84,373
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT.	503,100	38,615

		700,757

Ireland — 0.1%
Origin Enterprises PLC	21,156	83,683

Israel — 1.2%
ICL Group Ltd.	113,735	804,882
Israel Corp. Ltd. (The)(a)(d)	602	182,755

		987,637

Italy — 3.2%
CNH Industrial NV	164,905	2,726,018

Japan — 5.5%
Chubu Shiryo Co. Ltd.	3,000	30,655
Hokuto Corp.	3,900	70,665
Kubota Corp.	165,700	3,423,636
Kumiai Chemical Industry Co. Ltd.	12,900	106,593
Maruha Nichiro Corp.	6,600	152,306
Mitsui DM Sugar Holdings Co. Ltd.	2,400	42,215
NH Foods Ltd.	13,400	519,963
Nihon Nohyaku Co. Ltd.	6,800	33,595
Sakata Seed Corp.	4,500	147,100
Starzen Co. Ltd.	2,000	40,709
Taki Chemical Co. Ltd.	800	46,262
YAMABIKO Corp.	5,400	62,089
Yukiguni Maitake Co. Ltd.	3,100	45,960

		4,721,748

Malaysia — 1.7%
Genting Plantations Bhd	43,000	79,752
IOI Corp. Bhd	404,200	400,602
Kuala Lumpur Kepong Bhd	70,600	362,766
Leong Hup International Berhad	124,700	20,457
QL Resources Bhd	176,307	235,811
Sime Darby Plantation Bhd	275,200	266,792
United Plantations BHD	17,200	56,069

		1,422,249

Netherlands — 0.5%
ForFarmers NV	5,289	27,790
OCI NV(a)	15,222	371,214

		399,004

Norway — 6.4%
Aker BioMarine ASA(a)(d)	3,311	19,803

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Global Agriculture Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
Atlantic Sapphire ASA(a)(d)	9,675	$52,289
Austevoll Seafood ASA	14,663	188,318
Bakkafrost P/F	8,084	710,400
Grieg Seafood ASA(a)	8,170	81,328
Leroy Seafood Group ASA	47,988	423,447
Mowi ASA	70,864	1,898,113
Norway Royal Salmon ASA	2,088	48,032
Salmar ASA	9,116	611,031
Yara International ASA	28,079	1,410,209

		5,442,970

Pakistan — 0.2%
Engro Corp. Ltd./Pakistan	44,895	79,303
Engro Fertilizers Ltd.	87,169	40,406
Fauji Fertilizer Co. Ltd.	87,041	55,458
Millat Tractors Ltd.	5,564	37,117

		212,284

Poland — 0.1%
Grupa Azoty SA(a)(d)	7,955	60,854

Russia — 0.6%
PhosAgro PJSC, GDR	21,930	432,021
Ros Agro PLC, GDR	5,504	88,205

		520,226

Saudi Arabia — 2.3%
Al Jouf Agricultural Development Co.	2,365	48,742
Almarai Co. JSC	40,076	620,097
National Agriculture Development Co. (The)(a)	8,256	81,664
SABIC Agri-Nutrients Co.	34,443	1,151,378
Saudi Fisheries Co.(a)	3,096	47,360

		1,949,241

Singapore — 1.5%
China XLX Fertiliser Ltd.	67,000	49,793
First Resources Ltd.(d)	90,300	98,572
Golden Agri-Resources Ltd.	1,032,000	176,085
Japfa Ltd.	64,540	34,068
Wilmar International Ltd.	309,600	950,781

		1,309,299

South Africa — 0.1%
Astral Foods Ltd.	6,278	63,751
Oceana Group Ltd.	13,439	61,523

		125,274

South Korea — 0.1%
Dongwon Industries Co. Ltd.	172	36,181
Harim Holdings Co. Ltd.	5,246	46,509
Namhae Chemical Corp.	3,784	35,678

		118,368

Sweden — 0.1%
Scandi Standard AB	7,310	50,057

Taiwan — 0.4%
Charoen Pokphand Enterprise	26,000	74,848
Taiwan Fertilizer Co. Ltd.	120,000	244,196
Taiwan TEA Corp.(a)	86,000	62,391

		381,435

Thailand — 0.7%
Charoen Pokphand Foods PCL, NVDR	619,200	518,801
GFPT PCL, NVDR	81,700	31,395
Khon Kaen Sugar Industry PCL, NVDR(a)(d)	240,854	27,648

Security	Shares	Value

Thailand (continued)
Thaifoods Group PCL, NVDR(d)	184,900	$26,727

		604,571

Turkey — 0.2%
Gubre Fabrikalari TAS(a)	8,088	50,425
Hektas Ticaret TAS(a)	62,477	63,029
Turk Traktor ve Ziraat Makineleri AS	2,064	42,658

		156,112

United Kingdom — 0.5%
Cranswick PLC	8,514	464,922

United States — 54.5%
AGCO Corp.	10,320	1,420,238
American Vanguard Corp.(d)	4,343	66,578
AppHarvest Inc.(a)(d)	8,686	72,962
Archer-Daniels-Midland Co.	89,999	5,399,940
Bunge Ltd.	22,747	1,722,175
Cal-Maine Foods Inc.	5,977	216,128
CF Industries Holdings Inc.	34,486	1,566,354
Corteva Inc.	118,852	5,225,922
Darling Ingredients Inc.(a)	26,273	1,957,339
Deere & Co.	47,988	18,140,904
FMC Corp.	20,855	1,952,654
Fresh Del Monte Produce Inc.	5,719	188,041
Hydrofarm Holdings Group Inc.(a)	3,784	191,319
Ingredion Inc.	10,808	949,591
Lamb Weston Holdings Inc.	23,564	1,535,195
Lindsay Corp.	1,763	290,454
Mosaic Co. (The)	58,093	1,869,433
Pilgrim’s Pride Corp.(a)	7,826	217,876
Sanderson Farms Inc.	3,225	633,713
Scotts Miracle-Gro Co. (The)	6,751	1,058,759
Toro Co. (The)	17,415	1,914,605
Vital Farms Inc.(a)(d)	2,494	44,842

		46,635,022

Total Common Stocks — 98.5% (Cost: $73,162,209)		84,355,112

Preferred Stocks

Chile — 1.4%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares, NVS	21,854	1,143,216

Total Preferred Stocks — 1.4% (Cost: $925,104)		1,143,216

Short-Term Investments

Money Market Funds — 2.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(f)(g)(h)	1,824,922	1,825,834

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Global Agriculture Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(f)(g)	80,000	$80,000

		1,905,834

Total Short-Term Investments — 2.2% (Cost: $1,905,818)		1,905,834

Total Investments in Securities — 102.1% (Cost: $75,993,131)		87,404,162

Other Assets, Less Liabilities — (2.1)%		(1,792,041)

Net Assets — 100.0%		$85,612,121

(a)	Non-income producing security.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Rounds to less than $1.
(d)	All or a portion of this security is on loan.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$179,138	$1,646,850	(a)	$—	$(107)	$(47)	$1,825,834	1,824,922	$7,232	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	20,000	60,000	(a)	—	—	—	80,000	80,000	13		—

					$(107)	$(47)	$1,905,834		$7,245		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3		Total

Investments
Assets
Common Stocks	$55,766,188	$28,588,924	$0	(a)	$84,355,112
Preferred Stocks	1,143,216	—	—		1,143,216
Money Market Funds	1,905,834	—	—		1,905,834

	$58,815,238	$28,588,924	$—		$87,404,162

(a)	Rounds to less than $1.

See notes to financial statements.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® MSCI Global Energy Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.1%
YPF SA, ADR(a)	8,484	$44,202

Australia — 1.9%
Beach Energy Ltd.	74,538	56,789
Cooper Energy Ltd.(a)	68,175	11,175
New Hope Corp. Ltd.(b)	18,786	28,237
Oil Search Ltd.	85,951	232,906
Paladin Energy Ltd.(a)	99,788	36,904
Santos Ltd.	81,406	356,829
Washington H Soul Pattinson & Co. Ltd.	4,773	124,449
Whitehaven Coal Ltd.(a)	41,208	75,641
Woodside Petroleum Ltd.	42,218	596,984

		1,519,914

Austria — 0.4%
OMV AG	6,464	358,046

Brazil — 1.3%
3R Petroleum Oleo Gas SA(a)	2,626	19,522
Enauta Participacoes SA	4,545	12,051
Petro Rio SA(a)	26,882	99,661
Petroleo Brasileiro SA	162,509	877,475

		1,008,709

Canada — 6.9%
Advantage Energy Ltd.(a)	8,207	34,151
ARC Resources Ltd.	29,795	212,778
Birchcliff Energy Ltd.	12,221	52,598
Cameco Corp.	17,372	320,962
Canacol Energy Ltd.	6,692	17,610
Canadian Natural Resources Ltd.	51,712	1,711,232
Cenovus Energy Inc.	57,368	476,077
Crescent Point Energy Corp.	25,351	91,024
Denison Mines Corp.(a)	33,229	42,404
Energy Fuels Inc./Canada(a)	6,161	33,353
Enerplus Corp.	11,009	65,095
Freehold Royalties Ltd.	4,343	32,564
Imperial Oil Ltd.	11,211	296,703
MEG Energy Corp.(a)	11,716	74,661
NexGen Energy Ltd.(a)	17,473	82,127
Paramount Resources Ltd., Class A	3,232	34,660
Parex Resources Inc.(a)	5,757	88,706
Peyto Exploration & Development Corp.	7,070	37,545
PrairieSky Royalty Ltd.	8,888	97,499
Suncor Energy Inc.	65,852	1,229,718
Tourmaline Oil Corp.	12,322	329,524
Vermilion Energy Inc.(a)	6,868	45,836
Whitecap Resources Inc.	25,654	110,005

		5,516,832

China — 1.4%
China Shenhua Energy Co. Ltd., Class A	20,200	62,576
China Shenhua Energy Co. Ltd., Class H	151,500	335,013
Guanghui Energy Co. Ltd., Class A(a)	20,200	19,559
Inner Mongolia Yitai Coal Co. Ltd., Class B	50,500	39,864
PetroChina Co. Ltd., Class A	50,500	38,606
PetroChina Co. Ltd., Class H	902,000	394,012
Shaanxi Coal Industry Co. Ltd., Class A	22,800	48,386
Shanxi Coking Coal Energy Group Co. Ltd., Class A	10,110	18,008
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	10,100	24,841

Security	Shares	Value

China (continued)
Shanxi Meijin Energy Co. Ltd., Class A(a)	10,100	$21,735
Yanzhou Coal Mining Co. Ltd., Class A	10,100	39,821
Yanzhou Coal Mining Co. Ltd., Class H	58,000	101,101

		1,143,522

Colombia — 0.2%
Ecopetrol SA	214,524	150,428

Finland — 1.4%
Neste OYJ	18,483	1,125,835

France — 6.0%
TotalEnergies SE	109,080	4,824,893

Greece — 0.1%
Hellenic Petroleum SA	2,535	18,098
Motor Oil Hellas Corinth Refineries SA(a)(b)	2,626	43,394

		61,492

Hungary — 0.2%
MOL Hungarian Oil & Gas PLC	17,877	146,574

India — 5.8%
Bharat Petroleum Corp. Ltd.	37,875	244,038
Coal India Ltd.	67,771	135,192
Hindustan Petroleum Corp. Ltd.	29,189	106,400
Indian Oil Corp. Ltd.	85,345	129,332
Oil & Natural Gas Corp. Ltd.	109,888	180,880
Oil India Ltd.	11,918	29,637
Reliance Industries Ltd.	77,972	2,405,844
Reliance Industries Ltd., GDR(c)	23,327	1,442,775

		4,674,098

Indonesia — 0.3%
Adaro Energy Tbk PT	646,400	57,059
Bukit Asam Tbk PT	154,100	22,789
Indo Tambangraya Megah Tbk PT	20,200	22,646
Medco Energi Internasional Tbk PT(a)	343,412	11,426
Sugih Energy Tbk PT(a)(d)	206,700	0	(e)
United Tractors Tbk PT	73,300	103,035

		216,955

Israel — 0.1%
Delek Group Ltd.(a)	404	22,476
Equital Ltd.(a)	809	22,391
Naphtha Israel Petroleum Corp. Ltd.(a)	1,415	6,490
Oil Refineries Ltd.(a)	68,781	15,002
Paz Oil Co. Ltd.(a)	404	40,679

		107,038

Italy — 1.7%
Eni SpA	110,292	1,360,738
Saras SpA(a)	24,644	20,443

		1,381,181

Japan — 1.4%
Cosmo Energy Holdings Co. Ltd.	2,036	40,397
ENEOS Holdings Inc.	131,300	507,463
Idemitsu Kosan Co. Ltd.	9,068	217,184
Inpex Corp.	44,600	306,442
Japan Petroleum Exploration Co. Ltd.	1,300	22,365

		1,093,851

Netherlands — 8.4%
Royal Dutch Shell PLC, Class A	179,275	3,553,130

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Global Energy Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
Royal Dutch Shell PLC, Class B	161,802	$3,183,876

		6,737,006

Norway — 1.2%
BW Energy Ltd.(a)	3,232	10,390
DNO ASA(a)	19,695	17,861
Equinor ASA	42,824	907,618

		935,869

Pakistan — 0.0%
Mari Petroleum Co. Ltd.	2,020	18,651
Pakistan Oilfields Ltd.	2,929	6,884
Pakistan Petroleum Ltd.	23,735	11,651

		37,186

Philippines — 0.0%
Semirara Mining & Power Corp.	40,400	13,781

Poland — 0.4%
Grupa Lotos SA	4,040	61,408
Polski Koncern Naftowy ORLEN SA	13,130	254,572

		315,980

Portugal — 0.3%
Galp Energia SGPS SA	21,917	224,187

Russia — 4.3%
LUKOIL PJSC	18,180	1,554,591
Novatek PJSC, GDR(f)	3,939	933,597
Rosneft Oil Co. PJSC	50,500	367,888
Surgutneftegas PJSC	317,910	146,712
Tatneft PJSC	61,711	408,006

		3,410,794

Saudi Arabia — 1.2%
Rabigh Refining & Petrochemical Co.(a)	9,696	63,637
Saudi Arabian Oil Co.(c)	95,344	893,524

		957,161

South Africa — 0.2%
Exxaro Resources Ltd.	11,009	139,835
Thungela Resources Ltd.(a)	5,656	23,965

		163,800

South Korea — 0.8%
SK Innovation Co. Ltd.(a)	2,222	476,335
S-Oil Corp.	2,020	164,945

		641,280

Spain — 0.9%
Repsol SA	63,428	727,846

Sweden — 0.3%
Lundin Energy AB	8,787	268,537

Thailand — 0.6%
Bangchak Corp. PCL, NVDR	50,500	42,254
Banpu PCL, NVDR(b)	181,800	62,028
Esso Thailand PCL, NVDR(a)	50,500	12,348
IRPC PCL, NVDR	494,900	60,968
PTT Exploration & Production PCL, NVDR	60,631	209,240
Star Petroleum Refining PCL, NVDR(a)	80,800	22,010
Thai Oil PCL, NVDR	50,500	77,717

		486,565

Turkey — 0.1%
Turkiye Petrol Rafinerileri AS(a)	5,454	66,585

Security	Shares	Value

United Arab Emirates — 0.0%
Dana Gas PJSC	145,440	$43,111

United Kingdom — 4.8%
BP PLC	884,457	3,598,232
Cairn Energy PLC	21,729	57,557
Diversified Energy Co. PLC	35,653	54,766
Energean PLC(a)	5,050	47,039
Harbour Energy PLC(a)	10,082	49,532
Serica Energy PLC	7,575	16,413
Tullow Oil PLC(a)	53,429	32,792

		3,856,331

United States — 44.8%
Antero Resources Corp.(a)	12,322	169,058
APA Corp.	16,463	320,699
Arch Resources Inc.(a)	707	53,513
Bonanza Creek Energy Inc.	909	35,342
Brigham Minerals Inc., Class A	1,818	34,760
Cabot Oil & Gas Corp.	17,372	276,041
California Resources Corp.(a)	1,818	62,230
Callon Petroleum Co.(a)(b)	2,020	69,023
Centennial Resource Development Inc./DE, Class A(a)(b)	7,979	40,693
Chesapeake Energy Corp.	3,232	180,378
Chevron Corp.	84,335	8,161,098
Cimarex Energy Co.	4,444	285,394
CNX Resources Corp.(a)	9,696	110,147
Comstock Resources Inc.(a)	3,535	20,892
ConocoPhillips	58,984	3,275,382
Contango Oil & Gas Co.(a)	4,747	17,232
Continental Resources Inc./OK	3,232	126,953
CVR Energy Inc.	1,313	18,907
Delek U.S. Holdings Inc.	2,828	48,387
Denbury Inc.(a)(b)	2,222	156,273
Devon Energy Corp.	27,977	826,720
Diamondback Energy Inc.	7,575	584,335
EOG Resources Inc.	25,553	1,725,339
EQT Corp.(a)	12,120	222,160
Extraction Oil & Gas Inc.(a)	707	32,190
Exxon Mobil Corp.	184,830	10,076,932
Hess Corp.	12,120	833,250
HollyFrontier Corp.	6,767	218,777
Kosmos Energy Ltd.(a)	17,877	42,190
Magnolia Oil & Gas Corp., Class A	5,959	93,437
Marathon Oil Corp.	34,441	404,682
Marathon Petroleum Corp.	28,482	1,688,128
Matador Resources Co.(b)	5,050	145,187
Murphy Oil Corp.	6,767	143,866
Northern Oil and Gas Inc.	2,020	33,532
Oasis Petroleum Inc.	909	78,710
Occidental Petroleum Corp.	40,703	1,045,660
Ovintiv Inc.	11,312	308,365
Par Pacific Holdings Inc.(a)	2,020	33,310
PBF Energy Inc., Class A(a)	4,242	44,117
PDC Energy Inc.	4,343	181,320
Pioneer Natural Resources Co.	10,100	1,511,667
Range Resources Corp.(a)	10,807	157,998
SM Energy Co.	4,949	94,526
Southwestern Energy Co.(a)	29,593	134,648
Talos Energy Inc.(a)	1,313	16,281
Tellurian Inc.(a)	11,716	37,374
Texas Pacific Land Corp.	267	363,051

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Global Energy Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Valero Energy Corp.	17,877	$1,185,424
Viper Energy Partners LP	2,525	46,763
Whiting Petroleum Corp.(a)	1,717	80,613

		35,852,954

Total Common Stocks — 97.5% (Cost: $79,463,752)		78,112,543

Preferred Stocks

Brazil — 1.4%
Petroleo Brasileiro SA, Preference Shares, NVS	208,060	1,094,057

Russia — 0.2%
Surgutneftegas PJSC, Preference Shares, NVS	303,000	159,830

Total Preferred Stocks — 1.6% (Cost: $960,593)		1,253,887

Rights

Thailand — 0.0%
Banpu Public Co. (Expires 09/15/21)(a)	60,600	11,281

Total Rights — 0.0% (Cost: $9,769)		11,281

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(g)(h)(i)	525,728	525,991

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(g)(h)	100,000	$100,000

		625,991

Total Short-Term Investments — 0.8% (Cost: $625,902)		625,991

Total Investments in Securities — 99.9% (Cost: $81,060,016)		80,003,702

Other Assets, Less Liabilities — 0.1%		82,122

Net Assets — 100.0%		$80,085,824

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$459,354	$66,822	(a)	$—	$(180)	$(5)	$525,991	525,728	$5,794	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,000	90,000	(a)	—	—	—	100,000	100,000	36		—

					$(180)	$(5)	$625,991		$5,830		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Global Energy Producers ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
FTSE 100 Index	1	09/17/21	$98	$951
S&P Select Sector Energy E-Mini Index	11	09/17/21	551	(21,749)

				$(20,798)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$951

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$21,749

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$102,921

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(539)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:

Average notional value of contracts — long	$533,741

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Global Energy Producers ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3		Total

Investments
Assets
Common Stocks	$45,172,601	$32,939,942	$0	(a)	$78,112,543
Preferred Stocks	1,094,057	159,830	—		1,253,887
Rights	—	11,281	—		11,281
Money Market Funds	625,991	—	—		625,991

	$46,892,649	$33,111,053	$0	(a)	$80,003,702

Derivative financial instruments(b)
Assets
Futures Contracts	$—	$951	$—		$951
Liabilities
Futures Contracts	(21,749)	—	—		(21,749)

	$(21,749)	$951	$—		$(20,798)

(a)	Rounds to less than $1.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments August 31, 2021	iShares® MSCI Global Gold Miners ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 6.6%
De Grey Mining Ltd.(a)	3,842,663	$3,359,204
Newcrest Mining Ltd.	1,304,143	23,546,013
Resolute Mining Ltd.(a)(b)	5,819,859	1,975,743
St. Barbara Ltd.	2,672,886	3,080,197
West African Resources Ltd.(a)(b)	3,490,905	2,701,343
Westgold Resources Ltd.(a)(b)	1,902,142	2,455,243

		37,117,743

Canada — 52.4%
Agnico Eagle Mines Ltd.	425,570	24,488,869
Alamos Gold Inc., Class A	1,168,568	9,225,171
Argonaut Gold Inc.(a)	1,219,781	3,045,464
B2Gold Corp.	2,938,348	11,365,385
Barrick Gold Corp.	4,314,174	86,717,753
Calibre Mining Corp.(a)(b)	1,433,484	1,897,450
Centerra Gold Inc.	720,191	5,382,952
Eldorado Gold Corp.(a)	585,822	5,135,490
Equinox Gold Corp.(a)	812,386	5,846,681
IAMGOLD Corp.(a)	1,661,961	3,951,875
Kinross Gold Corp.	3,374,414	20,300,244
Kirkland Lake Gold Ltd.	628,073	25,045,260
Lundin Gold Inc.(a)(b)	295,667	2,690,332
New Gold Inc.(a)	2,622,725	3,159,784
Pretium Resources Inc.(a)	582,081	5,900,857
SSR Mining Inc.	638,110	10,661,720
Torex Gold Resources Inc.(a)	339,608	3,795,405
Wesdome Gold Mines Ltd.(a)	460,008	4,524,788
Wheaton Precious Metals Corp.	1,053,688	47,487,576
Yamana Gold Inc.	2,680,793	11,835,309

		292,458,365

Indonesia — 1.0%
Aneka Tambang Tbk	33,708,700	5,644,414

Peru — 1.4%
Cia. de Minas Buenaventura SAA, ADR(a)	702,799	5,270,993
Hochschild Mining PLC	1,317,815	2,735,815

		8,006,808

Russia — 3.4%
Polymetal International PLC	948,914	18,969,296

South Africa — 9.0%
AngloGold Ashanti Ltd.	1,121,088	18,994,659

Security	Shares	Value

South Africa (continued)
DRDGOLD Ltd.	2,222,019	$2,169,650
Gold Fields Ltd.	2,363,791	22,449,716
Harmony Gold Mining Co. Ltd.	1,710,535	6,380,512

		49,994,537

Turkey — 0.6%
Koza Altin Isletmeleri AS(a)(b)	265,053	3,296,261

United Kingdom — 3.3%
Centamin PLC	3,691,317	5,046,436
Endeavour Mining PLC	547,457	13,377,798

		18,424,234

United States — 21.9%
Coeur Mining Inc.(a)(b)	811,913	5,723,987
McEwen Mining Inc.(a)(b)	1,994,912	2,294,149
Newmont Corp.	1,965,285	113,966,877

		121,985,013

Total Common Stocks — 99.6% (Cost: $550,593,632)		555,896,671

Short-Term Investments

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	5,680,683	5,683,523
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	130,000	130,000

		5,813,523

Total Short-Term Investments — 1.0% (Cost: $5,812,259)		5,813,523

Total Investments in Securities — 100.6% (Cost: $556,405,891)		561,710,194

Other Assets, Less Liabilities — (0.6)%		(3,567,712)

Net Assets — 100.0%		$558,142,482

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Global Gold Miners ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$6,578,219	$—	$(891,160	)(a)	$(2,401)	$(1,135)	$5,683,523	5,680,683	$76,658	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	240,000	—	(110,000	)(a)	—	—	130,000	130,000	139		—

					$(2,401)	$(1,135)	$5,813,523		$76,797		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSX 60 Index	11	09/16/21	$2,145	$8,430

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$8,430

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$92,145

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$8,430

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$819,176

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Global Gold Miners ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$435,827,984	$120,068,687	$—	$555,896,671
Money Market Funds	5,813,523	—	—	5,813,523

	$441,641,507	$120,068,687	$—	$561,710,194

Derivative financial instruments(a)
Assets
Futures Contracts	$8,430	$—	$—	$8,430

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	iShares® MSCI Global Metals & Mining Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 34.3%
Alumina Ltd.	2,278,045	$2,943,600
BHP Group Ltd.	2,722,790	90,087,894
BHP Group PLC	1,957,945	60,884,126
BlueScope Steel Ltd.	468,025	8,556,583
Champion Iron Ltd.(a)(b)	301,670	1,290,116
Deterra Royalties Ltd.	402,065	1,272,539
Fortescue Metals Group Ltd.	1,566,550	23,882,450
Glencore PLC	9,256,225	41,724,583
IGO Ltd.	631,470	4,411,972
Iluka Resources Ltd.	389,940	2,827,693
Jupiter Mines Ltd.	1,162,805	216,373
Lynas Rare Earths Ltd.(a)	833,230	4,155,850
Mineral Resources Ltd.	147,925	5,884,408
Mount Gibson Iron Ltd.	467,540	207,714
Nickel Mines Ltd.	934,110	688,663
Orocobre Ltd.(a)	525,255	3,490,015
OZ Minerals Ltd.	307,975	5,262,941
Perenti Global Ltd.	559,690	355,783
Pilbara Minerals Ltd.(a)	2,152,430	3,472,318
Rio Tinto Ltd.	342,605	27,876,088
Rio Tinto PLC	1,040,325	76,967,636
Sandfire Resources Ltd.	158,110	744,938
Sims Ltd.	161,990	1,779,931
South32 Ltd.	4,382,945	9,988,921
Western Areas Ltd.	304,095	682,262

		379,655,397

Austria — 0.4%
voestalpine AG	107,670	4,887,675

Belgium — 0.2%
Bekaert SA	33,465	1,593,245

Brazil — 6.7%
Cia. Siderurgica Nacional SA	640,685	4,319,308
Vale SA	3,667,570	69,992,227

		74,311,535

Canada — 3.9%
Altius Minerals Corp.	37,830	488,448
Capstone Mining Corp.(a)	278,875	1,226,772
ERO Copper Corp.(a)	61,110	1,157,634
First Quantum Minerals Ltd.	543,685	11,324,886
Hudbay Minerals Inc.	206,125	1,261,273
Ivanhoe Mines Ltd., Class A(a)	560,175	4,519,939
Labrador Iron Ore Royalty Corp.	53,350	1,861,848
Largo Resources Ltd.(a)(b)	32,495	448,411
Lithium Americas Corp.(a)(b)	88,755	1,765,040
Lundin Mining Corp.	614,495	4,967,978
New Pacific Metals Corp.(a)	81,480	319,036
Solaris Resources Inc.(a)	48,985	455,042
Stelco Holdings Inc.	33,465	1,306,346
Teck Resources Ltd., Class B	436,985	9,853,940
Turquoise Hill Resources Ltd.(a)	93,120	1,396,449
Wallbridge Mining Co. Ltd.(a)(b)	557,750	274,089

		42,627,131

Chile — 0.1%
CAP SA	61,595	875,556

China — 3.3%
Aluminum Corp. of China Ltd., Class A(a)	630,500	762,272

Security	Shares	Value

China (continued)
Aluminum Corp. of China Ltd., Class H(a)	3,774,000	$2,738,594
Anhui Honglu Steel Construction Group Co. Ltd., Class A	35,500	291,700
Baoshan Iron & Steel Co. Ltd., Class A	1,256,793	1,983,792
China Hongqiao Group Ltd.	2,181,500	3,235,647
China Metal Recycling Holdings Ltd.(c)	132,000	0	(d)
China Molybdenum Co. Ltd., Class A	873,000	1,056,895
China Molybdenum Co. Ltd., Class H	3,240,000	2,527,740
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	194,070	1,743,334
China Oriental Group Co. Ltd.	1,448,000	535,070
China Zhongwang Holdings Ltd.(a)	1,552,000	336,808
Ganfeng Lithium Co. Ltd., Class A	64,900	2,214,785
Ganfeng Lithium Co. Ltd., Class H(e)	247,600	5,704,608
GEM Co. Ltd., Class A	257,617	536,806
Guangdong Hongda Blasting Co. Ltd., Class A	48,500	220,287
Hesteel Co. Ltd., Class A	630,500	304,733
Hunan Valin Steel Co. Ltd., Class A	339,500	410,066
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	2,522,021	1,469,417
Inner Mongolia Eerduosi Resources Co. Ltd., Class B	194,076	347,821
Jiangsu Shagang Co. Ltd., Class A	145,500	163,444
Jiangxi Copper Co. Ltd., Class A	97,000	398,753
Jiangxi Copper Co. Ltd., Class H	1,100,000	2,225,772
Jinchuan Group International Resources Co. Ltd.	2,425,000	431,769
MMG Ltd.(a)	2,974,000	1,432,402
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A(a)	485,000	351,698
Shandong Nanshan Aluminum Co. Ltd., Class A	679,000	606,929
Shanxi Taigang Stainless Steel Co. Ltd., Class A	291,000	454,748
Shenghe Resources Holding Co. Ltd., Class A	97,000	419,732
Shougang Fushan Resources Group Ltd.	1,940,000	622,715
Tiangong International Co. Ltd.	970,000	638,217
Tongling Nonferrous Metals Group Co. Ltd., Class A	533,500	350,346
Xiamen Tungsten Co. Ltd., Class A	48,599	231,446
Yintai Gold Co. Ltd., Class A	150,140	206,594
Yunnan Aluminium Co. Ltd., Class A(a)	194,000	527,807
Zhejiang Huayou Cobalt Co. Ltd., Class A	67,600	1,470,277

		36,953,024

Finland — 0.2%
Outokumpu OYJ(a)	337,560	2,343,839

France — 0.3%
APERAM SA	44,135	2,707,731
Eramet SA(a)	8,730	710,066

		3,417,797

Germany — 0.7%
Aurubis AG	29,100	2,473,181
Salzgitter AG(a)	33,950	1,279,755
thyssenkrupp AG(a)	374,905	4,177,470

		7,930,406

India — 3.5%
APL Apollo Tubes Ltd.(a)	50,917	1,156,622
Hindalco Industries Ltd.	1,460,335	9,339,966
Jindal Steel & Power Ltd.(a)	380,725	1,958,792
JSW Steel Ltd.	784,245	7,365,200
National Aluminium Co. Ltd.	775,515	960,486
Ratnamani Metals & Tubes Ltd.(a)	15,520	458,605
Tata Steel Ltd.	509,735	10,090,048
Tata Steel Ltd., GDR(f)	155,200	3,119,520

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Global Metals & Mining Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Vedanta Ltd.	1,037,415	$4,286,030

		38,735,269

Indonesia — 0.2%
Merdeka Copper Gold Tbk PT(a)	9,942,500	1,964,696
Timah Tbk PT(a)	2,473,500	264,300

		2,228,996

Japan — 4.9%
Asahi Holdings Inc.	90,200	1,821,330
Daido Steel Co. Ltd.	25,300	1,154,393
Dowa Holdings Co. Ltd.	48,500	2,129,809
Hitachi Metals Ltd.(a)	201,500	3,889,584
JFE Holdings Inc.	436,600	7,081,594
Kobe Steel Ltd.	291,000	1,850,088
Kyoei Steel Ltd.	18,400	244,557
Maruichi Steel Tube Ltd.	50,600	1,244,104
Mitsubishi Materials Corp.	104,400	2,140,082
Mitsui Mining & Smelting Co. Ltd.	51,300	1,555,917
Nippon Light Metal Holdings Co. Ltd.	53,140	931,553
Nippon Steel Corp.	809,905	16,552,914
Sumitomo Metal Mining Co. Ltd.	236,700	9,070,574
Toho Titanium Co. Ltd.	4,300	44,578
Tokyo Steel Manufacturing Co. Ltd.	97,000	1,047,716
UACJ Corp.(a)	28,638	710,610
Yamato Kogyo Co. Ltd.	48,500	1,831,489
Yodogawa Steel Works Ltd.	19,600	442,303

		53,743,195

Malaysia — 0.3%
Press Metal Aluminium Holdings Bhd	2,910,000	3,780,130

Mexico — 1.2%
Grupo Mexico SAB de CV, Series B	2,881,500	13,421,845

Netherlands — 2.1%
AMG Advanced Metallurgical Group NV	30,070	1,063,858
ArcelorMittal SA	663,480	22,253,107

		23,316,965

Norway — 0.8%
Norsk Hydro ASA	1,243,540	8,584,456

Peru — 0.4%
Southern Copper Corp.	78,085	4,887,340

Poland — 0.6%
Jastrzebska Spolka Weglowa SA(a)(b)	49,955	526,369
KGHM Polska Miedz SA	129,495	6,031,516

		6,557,885

Qatar — 0.1%
Qatar Aluminum Manufacturing Co.	2,561,770	1,130,091

Russia — 3.4%
Alrosa PJSC	2,371,652	4,721,182
Evraz PLC	476,788	3,878,297
MMC Norilsk Nickel PJSC	58,713	19,286,224
Novolipetsk Steel PJSC	1,372,550	4,627,766
Severstal PAO	193,030	4,531,406

		37,044,875

Saudi Arabia — 0.7%
Saudi Arabian Mining Co.(a)	396,730	7,699,182

Security	Shares	Value

South Africa — 3.4%
African Rainbow Minerals Ltd.	104,275	$1,860,493
Anglo American Platinum Ltd.	48,985	5,556,086
Impala Platinum Holdings Ltd.	735,781	11,272,678
Kumba Iron Ore Ltd.	58,685	2,635,503
Northam Platinum Ltd.(a)	330,285	4,550,788
Royal Bafokeng Platinum Ltd.	155,200	940,415
Sibanye Stillwater Ltd.	2,602,995	10,630,768

		37,446,731

South Korea — 2.6%
Dongkuk Steel Mill Co. Ltd.	56,745	990,797
Hyundai Steel Co.	80,510	3,526,820
Korea Zinc Co. Ltd.	7,760	3,554,147
Namsun Aluminum Co. Ltd.(a)	64,431	206,414
Poongsan Corp.	16,490	502,656
POSCO	68,881	19,826,030
Seah Besteel Corp.	12,610	317,151
SeAH Steel Holdings Corp.	1	111
Young Poong Corp.	485	298,386

		29,222,512

Spain — 0.2%
Acerinox SA	154,230	2,101,996

Sweden — 1.3%
Boliden AB	252,200	8,805,130
Granges AB	98,940	1,231,383
SSAB AB, Class A(a)	234,740	1,281,560
SSAB AB, Class B(a)	541,260	2,582,812

		13,900,885

Taiwan — 2.2%
Century Iron & Steel Industrial Co. Ltd.	115,000	462,546
China Metal Products	208,011	246,901
China Steel Corp.	11,035,612	15,159,211
Chun Yuan Steel Industry Co. Ltd.	475,000	485,629
Chung Hung Steel Corp.	962,000	1,619,906
Feng Hsin Steel Co. Ltd.	485,000	1,382,923
Hsin Kuang Steel Co. Ltd.	200,000	506,066
TA Chen Stainless Pipe	1,086,099	1,975,860
Tung Ho Steel Enterprise Corp.	706,000	1,128,022
YC INOX Co. Ltd.	370,263	495,714
Yieh Phui Enterprise Co. Ltd.(a)	485,644	570,393

		24,033,171

Turkey — 0.4%
Eregli Demir ve Celik Fabrikalari TAS	1,289,615	2,917,220
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(a)	694,520	649,716
Koza Anadolu Metal Madencilik Isletmeleri AS(a)	179,450	342,986

		3,909,922

United Kingdom — 5.6%
Anglo American PLC	1,198,435	50,616,503
Antofagasta PLC	363,750	7,286,585
Central Asia Metals PLC	155,933	535,961
Eurasia Mining PLC(a)	1,616,020	410,179
Ferrexpo PLC	266,750	1,398,078
Hill & Smith Holdings PLC	73,720	1,877,075

		62,124,381

United States — 13.8%
Alcoa Corp.(a)	172,660	7,660,924
Allegheny Technologies Inc.(a)(b)	118,340	2,113,552
Arconic Corp.(a)(b)	96,515	3,328,802

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Global Metals & Mining Producers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Carpenter Technology Corp.	45,105	$1,504,252
Century Aluminum Co.(a)(b)	50,988	653,666
Cleveland-Cliffs Inc.(a)	439,410	10,312,953
Commercial Metals Co.	111,550	3,638,761
Compass Minerals International Inc.	31,775	2,126,701
Coronado Global Resources Inc.(a)(e)	777,343	627,369
Freeport-McMoRan Inc.	1,355,575	49,329,374
Kaiser Aluminum Corp.	14,550	1,837,083
Materion Corp.	18,915	1,381,362
MP Materials Corp.(a)	55,290	1,856,085
Nucor Corp.	277,420	32,613,495
Piedmont Lithium Inc.(a)(b)	13,095	771,034
Reliance Steel & Aluminum Co.	58,705	8,808,098
Schnitzer Steel Industries Inc., Class A	24,250	1,147,268
Steel Dynamics Inc.	195,455	13,191,258
SunCoke Energy Inc.	79,540	552,803
United States Steel Corp.(b)	249,775	6,681,481
Warrior Met Coal Inc.	48,500	1,085,915
Worthington Industries Inc.	32,010	1,854,980

		153,077,216

Total Common Stocks — 97.8% (Cost: $970,238,659)		1,081,542,648

Preferred Stocks

Brazil — 0.9%
Bradespar SA, Preference Shares, NVS	208,065	2,541,058
Cia. Ferro Ligas da Bahia-Ferbasa, Preference Shares, NVS	37,345	402,931
Gerdau SA, Preference Shares, NVS	1,058,755	5,798,705
Metalurgica Gerdau SA, Preference Shares, NVS	684,335	1,711,235

		10,453,929

Total Preferred Stocks — 0.9% (Cost: $6,906,302)		10,453,929

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(g)(h)(i)	6,849,357	$6,852,782

Total Short-Term Investments — 0.6% (Cost: $6,852,227)		6,852,782

Total Investments in Securities — 99.3% (Cost: $983,997,188)		1,098,849,359

Other Assets, Less Liabilities — 0.7%		7,210,438

Net Assets — 100.0%		$1,106,059,797

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Rounds to less than $1.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,607,682	$5,247,465	(a)	$—	$(1,310)	$(1,055)	$6,852,782	6,849,357	$73,283	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	—	0	(a)	—	—	—	—	—	192		—

					$(1,310)	$(1,055)	$6,852,782		$73,475		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Global Metals & Mining Producers ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	150	09/17/21	$9,744	$266,642
S&P Select Sector Energy E-Mini Index	82	09/17/21	4,111	12,330

				$278,972

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$278,972

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(185,183)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$266,267

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,946,861

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Global Metals & Mining Producers ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3		Total

Investments
Assets
Common Stocks	$303,861,482	$777,681,166	$0	(a)	$1,081,542,648
Preferred Stocks	10,453,929	—	—		10,453,929
Money Market Funds	6,852,782	—	—		6,852,782

	$321,168,193	$777,681,166	$—		$1,098,849,359

Derivative financial instruments(b)
Assets
Futures Contracts	$278,972	$—	$—		$278,972

(a)	Rounds to less than $1.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments August 31, 2021	iShares® MSCI Global Silver and Metals Miners ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 68.3%
Agnico Eagle Mines Ltd.	94,990	$5,466,075
Dundee Precious Metals Inc.	1,187,677	7,314,430
Eldorado Gold Corp.(a)	1,172,280	10,276,556
Endeavour Silver Corp.(a)(b)	1,270,832	5,973,157
First Majestic Silver Corp.	1,475,445	19,003,671
Fortuna Silver Mines Inc.(a)	2,070,535	9,091,875
Kinross Gold Corp.	487,281	2,931,449
Lundin Gold Inc.(a)(b)	552,181	5,024,403
MAG Silver Corp.(a)(b)	624,213	11,948,436
New Gold Inc.(a)	4,982,210	6,002,425
Orla Mining Ltd.(a)	836,364	3,294,677
Pan American Silver Corp.	1,450,612	37,666,587
Seabridge Gold Inc.(a)	416,581	7,491,953
Silvercorp Metals Inc.	1,349,211	5,935,181
SilverCrest Metals Inc.(a)(b)	1,034,247	8,263,155
SSR Mining Inc.	1,451,204	24,247,121
Victoria Gold Corp.(a)(b)	259,925	3,100,599
Wheaton Precious Metals Corp.	169,858	7,655,155
Yamana Gold Inc.	432,613	1,909,923

		182,596,828

Japan — 4.2%
Asahi Holdings Inc.	554,700	11,200,573

Mexico — 4.3%
Industrias Penoles SAB de CV(a)	821,474	11,640,275

Peru — 2.4%
Cia. de Minas Buenaventura SAA, ADR(a)	117,023	877,673
Hochschild Mining PLC	2,612,611	5,423,842

		6,301,515

Russia — 0.7%
Polymetal International PLC	99,031	1,979,682

South Africa — 0.4%
Harmony Gold Mining Co. Ltd.	293,446	1,094,591

Security	Shares	Value

United Kingdom — 1.1%
SolGold PLC(a)(b)	6,973,421	$2,828,285

United States — 18.3%
Coeur Mining Inc.(a)(b)	1,602,639	11,298,605
Hecla Mining Co.	3,671,574	22,580,180
Newmont Corp.	258,141	14,969,597

		48,848,382

Total Common Stocks — 99.7% (Cost: $269,361,937)		266,490,131

Short-Term Investments

Money Market Funds — 8.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(c)(d)(e)	22,979,729	22,991,219
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	140,000	140,000

		23,131,219

Total Short-Term Investments — 8.6% (Cost: $23,125,130)		23,131,219

Total Investments in Securities — 108.3% (Cost: $292,487,067)		289,621,350

Other Assets, Less Liabilities — (8.3)%		(22,293,178)

Net Assets — 100.0%		$267,328,172

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$21,943,086	$1,060,294	(a)	$—	$(9,249)	$(2,912)	$22,991,219	22,979,729	$419,290	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	140,000	0	(a)	—	—	—	140,000	140,000	62		—

					$(9,249)	$(2,912)	$23,131,219		$419,352		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Global Silver and Metals Miners ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSX 60 Index	4	09/16/21	$780	$1,996

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments

Futures contracts
Unrealized appreciation on futures contracts(a)	$1,996

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:

Futures contracts	$98,911

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	$1,996

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$390,123

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$252,215,285	$14,274,846	$—	$266,490,131
Money Market Funds	23,131,219	—	—	23,131,219

	$275,346,504	$14,274,846	$—	$289,621,350

Derivative financial instruments(a)
Assets
Futures Contracts	$1,996	$—	$—	$1,996

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Statements of Assets and Liabilities

August 31, 2021

	iShares MSCI Global Agriculture Producers ETF	iShares MSCI Global Energy Producers ETF	iShares MSCI Global Gold Miners ETF	iShares MSCI Global Metals & Mining Producers ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$85,498,328	$79,377,711	$555,896,671	$1,091,996,577
Affiliated(c)	1,905,834	625,991	5,813,523	6,852,782
Cash	6,711	5,471	8,835	3,844,841
Foreign currency, at value(d)	150,751	252,161	469,280	1,340,927
Cash pledged:
Futures contracts	—	49,000	104,000	980,000
Foreign currency collateral pledged:
Futures contracts(e)	—	17,874	—	—
Receivables:
Investments sold	47,259	103,700	7,338,562	4,429,144
Securities lending income — Affiliated	1,056	984	8,330	3,043
Variation margin on futures contracts	—	—	—	123,592
Capital shares sold	—	—	—	12,000
Dividends	146,276	507,815	1,970,417	13,205,877
Tax reclaims	2,291	31,404	568	75,605

Total assets	87,758,506	80,972,111	571,610,186	1,122,864,388

LIABILITIES
Collateral on securities loaned, at value	1,825,281	525,223	5,688,451	6,850,363
Deferred foreign capital gain tax	133,381	77,960	—	1,681,594
Payables:
Investments purchased	158,717	251,797	7,590,540	4,814,236
Variation margin on futures contracts	—	4,976	4,010	—
Bank borrowings	—	—	—	2,105,063
Capital shares redeemed	—	—	—	951,711
Investment advisory fees	28,900	26,331	184,703	401,606
Foreign taxes	106	—	—	18

Total liabilities	2,146,385	886,287	13,467,704	16,804,591

NET ASSETS	$85,612,121	$80,085,824	$558,142,482	$1,106,059,797

NET ASSETS CONSIST OF:
Paid-in capital	$78,834,176	$89,726,773	$609,176,400	$1,042,017,484
Accumulated earnings (loss)	6,777,945	(9,640,949)	(51,033,918)	64,042,313

NET ASSETS	$85,612,121	$80,085,824	$558,142,482	$1,106,059,797

Shares outstanding	2,150,000	5,050,000	20,700,000	24,250,000

Net asset value	$39.82	$15.86	$26.96	$45.61

Shares authorized	500 million	500 million	500 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$1,732,446	$513,963	$4,652,854	$6,415,348

(b) Investments, at cost — Unaffiliated	$74,087,313	$80,434,114	$550,593,632	$977,144,961

(c) Investments, at cost — Affiliated	$1,905,818	$625,902	$5,812,259	$6,852,227

(d) Foreign currency, at cost	$151,041	$251,610	$474,038	$1,335,078

(e) Foreign currency collateral pledged, at cost	$—	$17,845	$—	$—

See notes to financial statements.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

August 31, 2021

iShares MSCI Global Silver and Metals Miners ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$266,490,131
Affiliated(c)	23,131,219
Cash	3,624
Foreign currency, at value(d)	206,811
Foreign currency collateral pledged:
Futures contracts(e)	28,534
Receivables:
Investments sold	4,868,645
Securities lending income — Affiliated	31,593
Dividends	302,817
Tax reclaims	11,818

Total assets	295,075,192

LIABILITIES
Collateral on securities loaned, at value	22,992,311
Payables:
Investments purchased	4,661,925
Variation margin on futures contracts	845
Investment advisory fees	91,939

Total liabilities	27,747,020

NET ASSETS	$267,328,172

NET ASSETS CONSIST OF:
Paid-in capital	$293,731,387
Accumulated loss	(26,403,215)

NET ASSETS	$267,328,172

Shares outstanding	19,200,000

Net asset value	$13.92

Shares authorized	500 million

Par value	$0.001

(a) Securities loaned, at value	$14,497,515
(b) Investments, at cost — Unaffiliated	$269,361,937
(c) Investments, at cost — Affiliated	$23,125,130
(d) Foreign currency, at cost	$208,247
(e) Foreign currency collateral pledged, at cost	$28,470

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Operations

Year Ended August 31, 2021

	iShares MSCI Global Agriculture Producers ETF	iShares MSCI Global Energy Producers ETF	iShares MSCI Global Gold Miners ETF	iShares MSCI Global Metals & Mining Producers ETF

INVESTMENT INCOME

Dividends — Unaffiliated	$1,246,506	$2,923,329	$11,027,254	$47,248,372
Dividends — Affiliated	13	36	139	192
Securities lending income — Affiliated — net	7,232	5,794	76,658	73,283
Foreign taxes withheld	(97,898)	(149,947)	(802,496)	(1,726,976)

Total investment income	1,155,853	2,779,212	10,301,555	45,594,871

EXPENSES

Investment advisory fees	225,951	246,391	1,985,781	3,232,237
Commitment fees	504	918	—	14,686
Miscellaneous	173	173	173	173
Interest expense	62	21	—	464

Total expenses	226,690	247,503	1,985,954	3,247,560

Net investment income	929,163	2,531,709	8,315,601	42,347,311

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from:
Investments — Unaffiliated(a)	(542,462)	(2,772,554)	6,178,958	(13,126,688)
Investments — Affiliated	(107)	(180)	(2,401)	(1,310)
In-kind redemptions — Unaffiliated	1,590,712	173,119	16,341,191	95,634,242
Futures contracts	—	102,921	92,145	(185,183)
Foreign currency transactions	(4,827)	786	48,762	(558,394)

Net realized gain (loss)	1,043,316	(2,495,908)	22,658,655	81,762,667

Net change in unrealized appreciation (depreciation) on:

Investments — Unaffiliated(b)	10,286,606	16,849,885	(168,398,696)	142,174,876
Investments — Affiliated	(47)	(5)	(1,135)	(1,055)
Futures contracts	—	(539)	8,430	266,267
Foreign currency translations	(1,024)	(756)	(26,432)	(44,907)

Net change in unrealized appreciation (depreciation)	10,285,535	16,848,585	(168,417,833)	142,395,181

Net realized and unrealized gain (loss)	11,328,851	14,352,677	(145,759,178)	224,157,848

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,258,014	$16,884,386	$(137,443,577)	$266,505,159

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$105	$—	$—	$725,662

(b) Net of increase in deferred foreign capital gain tax of	$(125,177)	$(23,597)	$—	$(1,681,594)

See notes to financial statements.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended August 31, 2021

iShares MSCI Global Silver and Metals Miners ETF

INVESTMENT INCOME

Dividends — Unaffiliated	$2,551,043
Dividends — Affiliated	62
Securities lending income — Affiliated — net	419,290
Foreign taxes withheld	(195,867)

Total investment income	2,774,528

EXPENSES

Investment advisory fees	1,064,033
Miscellaneous	173

Total expenses	1,064,206

Net investment income	1,710,322

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from:
Investments — Unaffiliated	(5,092,912)
Investments — Affiliated	(9,249)
In-kind redemptions — Unaffiliated	17,073,569
Futures contracts	98,911
Foreign currency transactions	56,309

Net realized gain	12,126,628

Net change in unrealized appreciation (depreciation) on:

Investments — Unaffiliated	(72,833,502)
Investments — Affiliated	(2,912)
Futures contracts	1,996
Foreign currency translations	6,242

Net change in unrealized appreciation (depreciation)	(72,828,176)

Net realized and unrealized loss	(60,701,548)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(58,991,226)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Changes in Net Assets

	iShares MSCI Global Agriculture Producers ETF		iShares MSCI Global Energy Producers ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income	$929,163	$439,899	$2,531,709	$2,028,360
Net realized gain (loss)	1,043,316	(991,927)	(2,495,908)	(2,628,198)
Net change in unrealized appreciation (depreciation)	10,285,535	2,189,730	16,848,585	(10,173,752)

Net increase (decrease) in net assets resulting from operations	12,258,014	1,637,702	16,884,386	(10,773,590)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(743,435)	(450,377)	(2,192,248)	(2,741,742)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	46,922,973	452,179	15,409,142	16,766,537

NET ASSETS

Total increase in net assets	58,437,552	1,639,504	30,101,280	3,251,205

Beginning of year	27,174,569	25,535,065	49,984,544	46,733,339

End of year	$85,612,121	$27,174,569	$80,085,824	$49,984,544

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Global Gold Miners ETF		iShares MSCI Global Metals & Mining Producers ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,315,601	$2,475,583	$42,347,311	$8,298,716
Net realized gain (loss)	22,658,655	18,719,431	81,762,667	(9,089,519)
Net change in unrealized appreciation (depreciation)	(168,417,833)	125,383,666	142,395,181	24,686,798

Net increase (decrease) in net assets resulting from operations	(137,443,577)	146,578,680	266,505,159	23,895,995

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(7,902,083)	(2,214,520)	(26,536,436)	(8,667,003)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	130,863,348	102,976,575	568,697,109	60,694,834

NET ASSETS
Total increase (decrease) in net assets	(14,482,312)	247,340,735	808,665,832	75,923,826
Beginning of year	572,624,794	325,284,059	297,393,965	221,470,139

End of year	$558,142,482	$572,624,794	$1,106,059,797	$297,393,965

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Changes in Net Assets (continued)

	iShares MSCI Global Silver and Metals Miners ETF

	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income	$ 1,710,322	$ 407,542
Net realized gain	12,126,628	14,856,851
Net change in unrealized appreciation (depreciation)	(72,828,176)	56,819,965

Net increase (decrease) in net assets resulting from operations	(58,991,226)	72,084,358

DISTRIBUTIONS TO SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to shareholders	(8,369,316)	(1,984,667)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	84,032,695	80,799,271

NET ASSETS

Total increase in net assets	16,672,153	150,898,962
Beginning of year	250,656,019	99,757,057

End of year	$267,328,172	$250,656,019

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Global Agriculture Producers ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$28.60	$26.88	$29.15	$27.08	$24.31

Net investment income(a)	0.60	0.49	0.53	0.53	0.45
Net realized and unrealized gain (loss)(b)	11.11	1.73	(2.25)	2.03	2.81

Net increase (decrease) from investment operations	11.71	2.22	(1.72)	2.56	3.26

Distributions(c)

From net investment income	(0.49)	(0.50)	(0.55)	(0.49)	(0.49)

Total distributions	(0.49)	(0.50)	(0.55)	(0.49)	(0.49)

Net asset value, end of year	$39.82	$28.60	$26.88	$29.15	$27.08

Total Return(d)

Based on net asset value	41.16%	8.41%	(5.88)%	9.49%	13.53%

Ratios to Average Net Assets

Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Total expenses after fees waived	0.39%	0.39%	0.39%	0.37%	0.37%

Net investment income	1.60%	1.84%	1.88%	1.84%	1.76%

Supplemental Data

Net assets, end of year (000)	$85,612	$27,175	$25,535	$33,521	$28,434

Portfolio turnover rate(e)	6%	9%	13%	25%	16%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Energy Producers ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$12.04	$17.97	$22.80	$18.57	$18.72

Net investment income(a)	0.58	0.68	0.70	0.64	0.60
Net realized and unrealized gain (loss)(b)	3.76	(5.61)	(4.90)	4.23	(0.16)

Net increase (decrease) from investment operations	4.34	(4.93)	(4.20)	4.87	0.44

Distributions(c)
From net investment income	(0.52)	(1.00)	(0.63)	(0.64)	(0.59)

Total distributions	(0.52)	(1.00)	(0.63)	(0.64)	(0.59)

Net asset value, end of year	$15.86	$12.04	$17.97	$22.80	$18.57

Total Return(d)
Based on net asset value	36.41%	(28.92)%	(18.56)%	26.48%	2.26%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Net investment income	4.01%	4.62%	3.41%	2.93%	3.10%

Supplemental Data
Net assets, end of year (000)	$80,086	$49,985	$46,733	$47,889	$31,568

Portfolio turnover rate(e)	8%	12%	6%	5%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Gold Miners ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17 (a)

Net asset value, beginning of year	$35.13	$24.01	$14.43	$19.96	$21.20

Net investment income(b)	0.49	0.17	0.18	0.10	0.06
Net realized and unrealized gain (loss)(c)	(8.20)	11.11	9.59	(5.51)	(1.04)

Net increase (decrease) from investment operations	(7.71)	11.28	9.77	(5.41)	(0.98)

Distributions(d)
From net investment income	(0.46)	(0.16)	(0.19)	(0.12)	(0.26)

Total distributions	(0.46)	(0.16)	(0.19)	(0.12)	(0.26)

Net asset value, end of year	$26.96	$35.13	$24.01	$14.43	$19.96

Total Return(e)
Based on net asset value	(22.12)%	47.22%	68.13%	(27.22)%	(4.30)%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Net investment income	1.63%	0.66%	1.04%	0.56%	0.38%

Supplemental Data
Net assets, end of year (000)	$558,142	$572,625	$325,284	$232,989	$391,247

Portfolio turnover rate(f)	12%	21%	15%	4%	26%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Metals & Mining Producers ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17 (a)

Net asset value, beginning of year	$27.79	$25.60	$30.93	$31.86	$21.67

Net investment income(b)	2.13	1.04	1.49	1.06	0.53
Net realized and unrealized gain (loss)(c)	16.86	2.26	(5.13)	(1.05)	10.26

Net increase (decrease) from investment operations	18.99	3.30	(3.64)	0.01	10.79

Distributions(d)
From net investment income	(1.17)	(1.11)	(1.69)	(0.94)	(0.60)

Total distributions	(1.17)	(1.11)	(1.69)	(0.94)	(0.60)

Net asset value, end of year	$45.61	$27.79	$25.60	$30.93	$31.86

Total Return(e)
Based on net asset value	68.77%	13.00%	(12.16)%	(0.10)%	50.55%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Total expenses after fees waived	0.39%	0.39%	0.39%	0.39%	0.39%

Net investment income	5.11%	4.03%	5.05%	3.15%	2.31%

Supplemental Data
Net assets, end of year (000)	$1,106,060	$297,394	$221,470	$403,636	$347,259

Portfolio turnover rate(f)	17%	11%	14%	14%	12%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Silver and Metals Miners ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$17.29	$10.84	$8.43	$11.47	$13.61

Net investment income(a)	0.10	0.04	0.09	0.10	0.09
Net realized and unrealized gain (loss)(b)	(2.93)	6.62	2.40	(3.05)	(1.94)

Net increase (decrease) from investment operations	(2.83)	6.66	2.49	(2.95)	(1.85)

Distributions(c)

From net investment income	(0.54)	(0.21)	(0.08)	(0.09)	(0.29)

Total distributions	(0.54)	(0.21)	(0.08)	(0.09)	(0.29)

Net asset value, end of year	$13.92	$17.29	$10.84	$8.43	$11.47

Total Return(d)
Based on net asset value	(16.69)%	62.71%	29.89%	(25.87)%	(13.26)%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Net investment income	0.63%	0.35%	0.98%	0.94%	0.79%

Supplemental Data
Net assets, end of year (000)	$267,328	$250,656	$99,757	$50,577	$64,258

Portfolio turnover rate(e)	31%	66%	27%	19%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI Global Agriculture Producers	Non-diversified
MSCI Global Energy Producers	Non-diversified
MSCI Global Gold Miners	Non-diversified
MSCI Global Metals & Mining Producers	Non-diversified
MSCI Global Silver and Metals Miners	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Global Agriculture Producers
Barclays Capital, Inc.	$9,189	$9,189		$—	$—
BNP Paribas SA	13,797	13,797		—	—
BofA Securities, Inc.	77,526	77,526		—	—
Citigroup Global Markets, Inc.	1,268,132	1,268,132		—	—
Credit Suisse AG	51,765	51,765		—	—
Goldman Sachs & Co. LLC	231,192	231,192		—	—
Morgan Stanley	54,580	54,580		—	—
SG AMERICAS Securities LLC	26,265	26,265		—	—

	$1,732,446	$1,732,446		$—	$—

MSCI Global Energy Producers
Citigroup Global Markets, Inc.	$142,418	$142,418		$—	$—
Goldman Sachs & Co. LLC	211,041	211,041		—	—
J.P. Morgan Securities LLC	27,955	27,955		—	—
Morgan Stanley	132,549	132,549		—	—

	$513,963	$513,963		$—	$—

MSCI Global Gold Miners
Barclays Capital, Inc.	$960,875	$960,875		$—	$—
BofA Securities, Inc.	1,585,858	1,585,858		—	—
Goldman Sachs & Co. LLC	296,805	296,805		—	—
Morgan Stanley	1,020,280	1,020,280		—	—
State Street Bank & Trust Co.	789,036	789,036		—	—

	$4,652,854	$4,652,854		$—	$—

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Global Metals & Mining Producers
Barclays Bank PLC	$327,608	$327,608		$—	$—
BofA Securities, Inc.	1,673,095	1,673,095		—	—
Credit Suisse Securities (USA) LLC	88,523	88,523		—	—
J.P. Morgan Securities LLC	524,844	524,844		—	—
Morgan Stanley	1,305,526	1,305,526		—	—
Scotia Capital (USA), Inc.	39,363	39,363		—	—
State Street Bank & Trust Co.	1,974,150	1,974,150		—	—
Toronto Dominion Bank	482,239	482,239		—	—

	$6,415,348	$6,415,348		$—	$—

MSCI Global Silver and Metals Miners
Barclays Capital, Inc.	$164,695	$164,695		$—	$—
BofA Securities, Inc.	5,843,307	5,598,268		—	(245,039	)(b)
Credit Suisse Securities (USA) LLC	282,031	282,031		—	—
Goldman Sachs & Co. LLC	237,585	237,585		—	—
J.P. Morgan Securities LLC	4,383,950	4,383,950		—	—
State Street Bank & Trust Co.	3,585,947	3,585,947		—	—

	$14,497,515	$14,252,476		$—	$(245,039)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of August 31, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.39%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (continued)

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). For each of the iShares MSCI Global Agriculture Producers and iShares MSCI Global Metals & Mining Producers ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through December 31, 2023 in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.

For year ended August 31, 2021, there were no fees waived by BFA pursuant to this arrangement.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

MSCI Global Agriculture Producers	$1,775
MSCI Global Energy Producers	1,391
MSCI Global Gold Miners	19,003
MSCI Global Metals & Mining Producers	17,651
MSCI Global Silver and Metals Miners	101,062

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI Global Agriculture Producers	$28,631	$688,607	$(28,784)
MSCI Global Energy Producers	198,024	505,922	(373,722)
MSCI Global Gold Miners	1,030,115	2,055,129	(417,266)
MSCI Global Metals & Mining Producers	908,936	12,658,098	(1,886,089)
MSCI Global Silver and Metals Miners	1,710,766	5,246,127	(971,071)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

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Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended August 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI Global Agriculture Producers	$9,437,444	$3,227,900
MSCI Global Energy Producers	6,673,362	4,645,669
MSCI Global Gold Miners	71,620,801	60,954,865
MSCI Global Metals & Mining Producers	238,664,748	140,342,778
MSCI Global Silver and Metals Miners	84,209,925	85,576,512

For the year ended August 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI Global Agriculture Producers	$44,151,462	$3,297,050
MSCI Global Energy Producers	17,418,025	3,689,727
MSCI Global Gold Miners	169,190,269	48,257,921
MSCI Global Metals & Mining Producers	761,566,192	290,007,920
MSCI Global Silver and Metals Miners	119,107,116	38,280,799

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI Global Agriculture Producers	$1,543,024	$(1,543,024)
MSCI Global Energy Producers	(371,330)	371,330
MSCI Global Gold Miners	15,730,851	(15,730,851)
MSCI Global Metals & Mining Producers	93,483,781	(93,483,781)
MSCI Global Silver and Metals Miners	14,243,724	(14,243,724)

The tax character of distributions was as follows:

iShares ETF	Year Ended 08/31/21	Year Ended 08/31/20

MSCI Global Agriculture Producers Ordinary income	$743,435	$450,377

MSCI Global Energy Producers Ordinary income	$2,192,248	$2,741,742

MSCI Global Gold Miners Ordinary income	$7,902,083	$2,214,520

MSCI Global Metals & Mining Producers Ordinary income	$26,536,436	$8,667,003

MSCI Global Silver and Metals Miners Ordinary income	$8,369,316	$1,984,667

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements  (continued)

As of August 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

MSCI Global Agriculture Producers	$322,010	$(4,297,399)	$10,753,334	$6,777,945
MSCI Global Energy Producers	977,843	(7,421,209)	(3,197,583)	(9,640,949)
MSCI Global Gold Miners	1,803,009	(54,956,433)	2,119,506	(51,033,918)
MSCI Global Metals & Mining Producers	18,983,406	(56,926,585)	101,985,492	64,042,313
MSCI Global Silver and Metals Miners	210,022	(18,280,288)	(8,332,949)	(26,403,215)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended August 31, 2021, the iShares MSCI Global Gold Miners ETF utilized $7,379,025 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI Global Agriculture Producers	$76,517,340	$13,930,791	$(3,043,969)	$10,886,822
MSCI Global Energy Producers	83,124,649	6,440,091	(9,561,038)	(3,120,947)
MSCI Global Gold Miners	559,588,650	36,365,364	(34,235,390)	2,129,974
MSCI Global Metals & Mining Producers	995,156,767	147,326,282	(43,633,690)	103,692,592
MSCI Global Silver and Metals Miners	297,963,174	11,787,478	(20,127,306)	(8,339,828)

9.	LINE OF CREDIT

The iShares MSCI Global Agriculture Producers, iShares MSCI Global Energy Producers and iShares MSCI Global Metals & Mining Producers ETFs, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Funds, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

Effective August 13, 2021, the iShares MSCI Global Agriculture Producers, iShares MSCI Global Energy Producers and iShares MSCI Global Metals & Mining Producers ETFs, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

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Notes to Financial Statements  (continued)

For the year ended August 31, 2021, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Credit Agreement and Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

MSCI Global Agriculture Producers	$175,000	$5,542	0.45%
MSCI Global Energy Producers	74,000	1,822	1.14
MSCI Global Metals & Mining Producers	2,105,000	40,844	1.12

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements  (continued)

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/21		Year Ended 08/31/20

iShares ETF	Shares	Amount	Shares	Amount

MSCI Global Agriculture Producers
Shares sold	1,300,000	$50,745,130	100,000	$2,774,184
Shares redeemed	(100,000)	(3,822,157)	(100,000)	(2,322,005)

Net increase	1,200,000	$46,922,973	—	$452,179

MSCI Global Energy Producers
Shares sold	1,300,000	$19,625,290	2,200,000	$27,372,026
Shares redeemed	(400,000)	(4,216,148)	(650,000)	(10,605,489)

Net increase	900,000	$15,409,142	1,550,000	$16,766,537

MSCI Global Gold Miners
Shares sold	6,050,000	$181,086,860	9,600,000	$251,993,214
Shares redeemed	(1,650,000)	(50,223,512)	(6,850,000)	(149,016,639)

Net increase	4,400,000	$130,863,348	2,750,000	$102,976,575

MSCI Global Metals & Mining Producers
Shares sold	22,250,000	$927,307,523	3,850,000	$108,039,671
Shares redeemed	(8,700,000)	(358,610,414)	(1,800,000)	(47,344,837)

Net increase	13,550,000	$568,697,109	2,050,000	$60,694,834

MSCI Global Silver and Metals Miners
Shares sold	7,400,000	$122,697,342	6,500,000	$94,504,256
Shares redeemed	(2,700,000)	(38,664,647)	(1,200,000)	(13,704,985)

Net increase	4,700,000	$84,032,695	5,300,000	$80,799,271

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

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Notes to Financial Statements  (continued)

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Global Agriculture Producers ETF,

iShares MSCI Global Energy Producers ETF, iShares MSCI Global Gold Miners ETF,

iShares MSCI Global Metals & Mining Producers ETF and

iShares MSCI Global Silver and Metal Miners ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Global Agriculture Producers ETF, iShares MSCI Global Energy Producers ETF, iShares MSCI Global Gold Miners ETF, iShares MSCI Global Metals & Mining Producers ETF and iShares MSCI Global Silver and Metal Miners ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

MSCI Global Agriculture Producers	48.13%
MSCI Global Energy Producers	49.14%
MSCI Global Gold Miners	28.34%
MSCI Global Metals & Mining Producers	2.89%
MSCI Global Silver and Metals Miners	16.52%

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2021:

iShares ETF	Qualified Dividend Income

MSCI Global Agriculture Producers	$1,009,659
MSCI Global Energy Producers	2,692,273
MSCI Global Gold Miners	11,063,174
MSCI Global Metals & Mining Producers	39,858,757
MSCI Global Silver and Metals Miners	3,939,316

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

MSCI Global Energy Producers	$1,583,609	$140,250
MSCI Global Gold Miners	9,107,782	720,835
MSCI Global Metals & Mining Producers	45,912,331	2,413,254
MSCI Global Silver and Metals Miners	3,653,490	149,994

I M P O R T A N T T A X I N F O R M A T I O N	57

Board Review and Approval of Investment Advisory Contract

iShares MSCI Global Agriculture Producers ETF, iShares MSCI Global Energy Producers ETF, iShares MSCI Global Gold Miners ETF, iShares MSCI Global Metals & Mining Producers ETF, iShares MSCI Global Silver and Metals Miners ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract   (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	59

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

MSCI Global Agriculture Producers	$0.492597	$—	$—	$0.492597	100%	—%	—%	100%
MSCI Global Energy Producers	0.522069	—	—	0.522069	100	—	—	100
MSCI Global Gold Miners	0.456302	—	—	0.456302	100	—	—	100
MSCI Global Metals & Mining Producers	1.167030	—	—	1.167030	100	—	—	100

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of August 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (64)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares Trust (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (72)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Director (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	61

Director and Officer Information   (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (66)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

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General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	63

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-812-0821

AUGUST 31, 2021

2021 Annual Report

iShares, Inc.

•	iShares Currency Hedged MSCI Emerging Markets ETF | HEEM | Cboe BZX
•	iShares MSCI Emerging Markets ETF | EEM | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2023 and reducing bond purchasing beginning in late 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries and Asian fixed income offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.52%	31.17%
U.S. small cap equities (Russell 2000® Index)	3.81	47.08
International equities (MSCI Europe, Australasia, Far East Index)	10.31	26.12
Emerging market equities (MSCI Emerging Markets Index)	(0.98)	21.12
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.36	(4.12)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.49	(0.08)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.50	3.44
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.82	10.14
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced significantly during the 12 months ended August 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 28.64% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of COVID-19 vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period. Inflation also rose in many parts of the world amid supply chain constraints and elevated consumer spending.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Congress passed two fiscal stimulus bills during the reporting period, providing significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy continue to grow following a significant rebound in the third quarter of 2020, as activity recovered from the pandemic-induced recession in the first half of 2020. The economy grew at a brisk pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. The U.S. Federal Reserve Bank’s (“the Fed”) action also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains, despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased, and Eurozone countries enacted a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout trailed in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also posted a solid advance amid a sharp rebound in economic activity. Continued economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, aided by economic recovery and rising prices for many commodities. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® Currency Hedged MSCI Emerging Markets ETF

Investment Objective

The iShares Currency Hedged MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI Emerging Markets 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Emerging Markets ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	15.96%	9.87%	6.55%	15.96%	60.08%	55.35%
Fund Market	16.51	9.91	6.59	16.51	60.40	55.71
Index	17.35	10.39	7.09	17.35	63.95	60.87

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/23/14. The first day of secondary market trading was 9/25/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$1,000.00	$973.60	$0.00		$1,000.00	$1,025.20	$0.00		0.00%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2021 (continued)	iShares® Currency Hedged MSCI Emerging Markets ETF

Portfolio Management Commentary

Emerging markets stocks advanced during the reporting period, reaching all-time highs in February 2021 before retreating as Chinese government regulatory changes affecting technology-related companies and other industries weighed on equities. Taiwanese stocks contributed the most to the Index’s performance in U.S. dollar terms as higher global demand for semiconductors and electronics reinvigorated the local economy. Amid pandemic-related restrictions imposed by governments to limit the spread of the coronavirus, demand sharply increased for semiconductors used in computers for online work and education. Demand for chips used in mobile devices also helped semiconductors manufacturers post record-high revenues. As production and supply chain disruptions constrained chip supply, prices rose, driving robust sales. Strong demand for gaming consoles and automotive products also benefited chipmakers.

The financials sector led contribution in India as bank stocks benefited from increased retail lending, reduced provisioning costs, and the Central Bank of India’s efforts to provide liquidity for the banking industry. Analysts viewed the departure of a major global financial services firm from the region as a meaningful growth opportunity for Indian banks. Indian information technology stocks also advanced, led by the software and services industry. Corporate technology spending increased as more employees worked from home, prompting companies to adopt cloud services, strengthen cybersecurity measures, and improve automation processes.

The information technology sector also drove contribution from South Korea. In the technology hardware and equipment industry, revenues rose due to sharply increasing sales of tablets, computers, and consumer electronics for use at home during pandemic-related restrictions. Demand for smartphones rose as restrictions eased and new models with 5G technology were introduced. Amid the microchip shortage, demand for chips in products such as automobiles and appliances exceeded supply, leading to higher prices and solid profit margins for chipmakers.

On the downside, Chinese stocks detracted from the Index’s return in U.S. dollar terms, declining in part due to concerns about regulatory changes. In the consumer discretionary sector, a large online retailer’s stock fell sharply amid new antitrust rules and penalties, including the suspension of an initial public offering and a large fine.

In terms of currency performance, most emerging markets currencies appreciated against the U.S. dollar for the reporting period. Asian currencies in particular gained relative to the U.S. dollar due to a sharp rise in exports to the U.S. and Europe. The Chinese yuan, the Taiwanese new dollar, and the South Korean won appreciated relative to the U.S. dollar by approximately 6%, 6%, and 2%, respectively. The Brazilian real gained by approximately 6% relative to the U.S. dollar, supported by a series of interest rate increases from the Central Bank of Brazil.

The positive performance of some foreign currencies meant hedging activity detracted from the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of foreign currency performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the Index’s return measured in local currencies.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Investment Companies	99.9%
Short-term Investments	0.2
Forward foreign currency exchange contracts, net cumulative depreciation	(0.4)
Other assets less liabilities	0.3

ALLOCATION BY SECTOR (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)
Information Technology	21.3%
Financials	19.0
Consumer Discretionary	15.3
Communication Services	10.5
Materials	8.9
Consumer Staples	5.8
Energy	5.3
Health Care	4.9
Industrials	4.8
Utilities	2.2
Real Estate	2.0

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Emerging Markets ETF

Investment Objective

The iShares MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities, as represented by the MSCI Emerging Markets Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	19.72%	9.64%	4.20%	19.72%	58.40%	50.94%
Fund Market	19.41	9.68	4.15	19.41	58.74	50.23
Index	21.12	10.40	4.85	21.12	64.03	60.60

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$983.20	$3.40		$1,000.00	$1,021.80	$3.47		0.68%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Emerging Markets ETF

Portfolio Management Commentary

Emerging markets stocks advanced during the reporting period, reaching all-time highs in February 2021 before retreating as Chinese government regulatory changes affecting technology-related companies and other industries weighed on equities. Taiwanese stocks contributed the most to the Index’s performance as higher global demand for semiconductors and electronics reinvigorated the local economy. Amid pandemic-related restrictions imposed by governments to limit the spread of the coronavirus, demand sharply increased for semiconductors used in computers for online work and education. Demand for chips used in mobile devices also helped semiconductors manufacturers post record-high revenues. As production and supply chain disruptions constrained chip supply, prices rose, driving robust sales. Strong demand for gaming consoles and automotive products also benefited chipmakers.

The financials sector led contribution in India as bank stocks benefited from increased retail lending, reduced provisioning costs, and the Central Bank of India’s efforts to provide liquidity for the banking industry. Analysts viewed the departure of a major global financial services firm from the region as a meaningful growth opportunity for Indian banks. Indian information technology stocks also advanced, led by the software and services industry. Corporate technology spending increased as more employees worked from home, prompting companies to adopt cloud services, strengthen cybersecurity measures, and improve automation processes.

The information technology sector also drove contribution from South Korea. In the technology hardware and equipment industry, revenues rose due to sharply increasing sales of tablets, computers, and consumer electronics for use at home during pandemic-related restrictions. Demand for smartphones rose as restrictions eased and new models with 5G technology were introduced. Amid the microchip shortage, demand for chips in products such as automobiles and appliances exceeded supply, leading to higher prices and solid profit margins for chipmakers.

On the downside, Chinese stocks detracted from the Index’s return, declining in part due to concerns about regulatory changes. In the consumer discretionary sector, a large online retailer’s stock fell sharply amid new antitrust rules and penalties, including the suspension of an initial public offering and a large fine.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	21.3%
Financials	19.0
Consumer Discretionary	15.3
Communication Services	10.5
Materials	8.9
Consumer Staples	5.8
Energy	5.3
Health Care	4.9
Industrials	4.8
Utilities	2.2
Real Estate	2.0

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
China	34.3%
Taiwan	14.5
South Korea	12.9
India	11.6
Brazil	4.9
Russia	3.4
South Africa	3.2
Saudi Arabia	3.1
Mexico	2.0
Thailand	1.7

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments August 31, 2021	iShares® Currency Hedged MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.9%
iShares MSCI Emerging Markets ETF(a)	3,871,739	$202,917,841

Total Investment Companies — 99.9% (Cost: $174,072,252)		202,917,841

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	370,000	370,000

Total Short-Term Investments — 0.2% (Cost: $370,000)		370,000

Total Investments in Securities — 100.1% (Cost: $174,442,252)		203,287,841

Other Assets, Less Liabilities — (0.1)%		(108,197)

Net Assets — 100.0%		$203,179,644

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$370,000	(a)	$—	$—	$—	$370,000	370,000	$41	$—
iShares MSCI Emerging Markets ETF	183,522,705	52,535,413		(62,414,483)	6,305,145	22,969,061	202,917,841	3,871,739	2,864,087	—

					$6,305,145	$22,969,061	$203,287,841		$2,864,128	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

BRL	1,965,000	USD	372,374	MS	09/03/21	$7,603
CLP	10,180,000	USD	12,948	MS	09/03/21	207
CNY	4,929,000	USD	760,346	MS	09/03/21	3,238
EUR	2,178,000	USD	2,570,763	MS	09/03/21	959
HKD	3,975,000	USD	510,357	MS	09/03/21	738
INR	47,305,000	USD	634,381	MS	09/03/21	13,519
KRW	374,319,000	USD	318,071	MS	09/03/21	4,793
MXN	847,000	USD	41,932	MS	09/03/21	235
MYR	378,000	USD	89,205	MS	09/03/21	1,725
RUB	475,188,000	USD	6,483,283	MS	09/03/21	4,476
THB	5,719,000	USD	173,302	MS	09/03/21	4,126
TRY	52,000	USD	6,060	MS	09/03/21	186

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® Currency Hedged MSCI Emerging Markets ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

TWD	19,532,000	USD	698,330	MS	09/03/21	$6,763
USD	11,041,942	BRL	57,031,000	MS	09/03/21	13,696
USD	1,183,215	CLP	899,362,000	MS	09/03/21	21,062
USD	2,549,766	EUR	2,149,000	MS	09/03/21	12,287
USD	57,690,460	HKD	448,303,000	MS	09/03/21	48,904
USD	31,192,677	KRW	35,912,503,000	MS	09/03/21	216,838
USD	3,943,380	MXN	78,641,000	MS	09/03/21	28,304
USD	46,287	ZAR	668,000	MS	09/03/21	307
ZAR	1,198,000	USD	79,072	MS	09/03/21	3,388
HKD	1,782,000	USD	229,143	MS	10/06/21	—
RUB	2,818,000	USD	38,238	MS	10/06/21	62
TWD	1,831,000	USD	66,396	MS	10/06/21	15
USD	10,937,409	BRL	56,320,000	MS	10/06/21	94,448
USD	1,168,601	CLP	904,380,000	MS	10/06/21	1,443
USD	49,399,814	HKD	384,170,000	MS	10/06/21	289
USD	23,424,359	INR	1,714,883,000	MS	10/06/21	9,118
USD	30,404,323	KRW	35,213,223,000	MS	10/06/21	29,089
USD	4,000,834	MXN	80,540,000	MS	10/06/21	8,708
USD	2,759,147	MYR	11,472,000	MS	10/06/21	597
USD	587,150	TRY	4,967,000	MS	10/06/21	449
USD	7,570,513	ZAR	110,020,000	MS	10/06/21	30,927
USD	9,681,700	CNY	62,679,320	MS	10/12/21	4,436

						572,935

BRL	56,320,000	USD	10,989,912	MS	09/03/21	(99,153)
CLP	910,729,000	USD	1,178,622	MS	09/03/21	(1,780)
CNY	61,721,320	USD	9,565,593	MS	09/03/21	(3,935)
EUR	8,000	USD	9,491	MS	09/03/21	(45)
HKD	450,681,000	USD	57,955,487	MS	09/03/21	(8,174)
INR	1,604,280,000	USD	21,985,172	MS	09/03/21	(12,604)
KRW	36,128,217,000	USD	31,212,120	MS	09/03/21	(50,220)
MXN	78,407,000	USD	3,912,215	MS	09/03/21	(8,789)
MYR	10,823,000	USD	2,607,324	MS	09/03/21	(3,799)
THB	106,357,000	USD	3,299,682	MS	09/03/21	(20)
TRY	4,570,000	USD	549,642	MS	09/03/21	(680)
TWD	816,228,000	USD	29,523,203	MS	09/03/21	(57,856)
USD	238,283	BRL	1,254,000	MS	09/03/21	(4,207)
USD	27,608	CLP	21,547,000	MS	09/03/21	(235)
USD	10,285,126	CNY	66,650,320	MS	09/03/21	(40,115)
USD	43,497	EUR	37,000	MS	09/03/21	(191)
USD	816,078	HKD	6,353,000	MS	09/03/21	(774)
USD	22,139,565	INR	1,651,585,000	MS	09/03/21	(480,903)
USD	506,069	KRW	590,033,000	MS	09/03/21	(2,856)
USD	30,234	MXN	613,000	MS	09/03/21	(283)
USD	2,636,679	MYR	11,201,000	MS	09/03/21	(57,775)
USD	6,472,343	RUB	475,188,000	MS	09/03/21	(15,415)
USD	3,402,437	THB	112,076,000	MS	09/03/21	(74,653)
USD	538,446	TRY	4,622,000	MS	09/03/21	(16,762)
USD	29,924,029	TWD	835,760,000	MS	09/03/21	(246,412)
USD	7,525,401	ZAR	110,550,000	MS	09/03/21	(83,919)

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) August 31, 2021	iShares® Currency Hedged MSCI Emerging Markets ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

ZAR	110,020,000	USD	7,604,894	MS	09/03/21	$(32,054)
BRL	3,361,000	USD	651,440	MS	10/06/21	(4,367)
CLP	5,421,000	USD	7,008	MS	10/06/21	(12)
EUR	4,000	USD	4,727	MS	10/06/21	(1)
HKD	16,381,000	USD	2,106,450	MS	10/06/21	(55)
KRW	822,155,000	USD	709,967	MS	10/06/21	(769)
MXN	816,000	USD	40,460	MS	10/06/21	(14)
MYR	73,000	USD	17,562	MS	10/06/21	(9)
TRY	70,000	USD	8,272	MS	10/06/21	(3)
USD	94,201	CLP	73,113,000	MS	10/06/21	(156)
USD	2,695,502	EUR	2,282,000	MS	10/06/21	(785)
USD	51,598	INR	3,779,000	MS	10/06/21	(1)
USD	6,485,079	RUB	477,970,000	MS	10/06/21	(11,041)
USD	3,480,747	THB	112,265,000	MS	10/06/21	(1,921)
USD	30,148,039	TWD	831,395,000	MS	10/06/21	(6,954)
ZAR	16,154,000	USD	1,111,203	MS	10/06/21	(4,182)
CNY	921,000	USD	142,222	MS	10/12/21	(26)

						(1,333,905)

	Net unrealized depreciation					$(760,970)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$572,935

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$1,333,905

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$(5,098,556)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$(498,695)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$175,056,482
Average amounts sold — in USD	$344,715,689

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® Currency Hedged MSCI Emerging Markets ETF

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$72,935	$1,333,905

Total derivative assets and liabilities in the Statement of Assets and Liabilities	572,935	1,333,905
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	572,935	1,333,905

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offse	t(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)

Morgan Stanley & Co. International PLC	$572,935	$(572,935)		$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilitie	(c)

Morgan Stanley & Co. International PLC	$1,333,905	$(572,935)		$—	$—	$760,970

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$202,917,841	$—	$—	$202,917,841
Money Market Funds	370,000	—	—	370,000

	$203,287,841	$—	$—	$203,287,841

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$572,935	$—	$572,935
Liabilities
Forward Foreign Currency Exchange Contracts	—	(1,333,905)	—	(1,333,905)

	$—	$(760,970)	$—	$(760,970)

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments August 31, 2021	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.2%
Globant SA(a)	149,141	$48,065,161
YPF SA, ADR(a)	728,909	3,797,616

		51,862,777

Brazil — 3.7%
Adecoagro SA(a)(b)	394,952	3,692,801
Ambev SA	17,776,139	58,786,257
Americanas SA(a)	1,623,085	12,982,671
Atacadao SA	1,751,708	6,148,662
B3 SA - Brasil, Bolsa, Balcao	23,033,930	62,676,451
Banco Bradesco SA	5,653,626	21,801,907
Banco BTG Pactual SA	4,312,100	23,566,942
Banco do Brasil SA	3,115,959	18,337,324
Banco Inter SA	1,296,822	17,001,540
Banco Santander Brasil SA	1,494,875	12,124,827
BB Seguridade Participacoes SA	2,499,533	9,213,487
BRF SA(a)	2,444,777	11,073,079
CCR SA	4,427,955	10,490,146
Centrais Eletricas Brasileiras SA	1,164,053	8,471,284
Cia. de Saneamento Basico do Estado de Sao Paulo	1,275,756	8,914,107
Cia. Siderurgica Nacional SA	2,670,886	18,006,321
Cosan SA	3,961,237	16,892,024
CPFL Energia SA	809,263	4,544,944
Energisa SA	651,818	5,593,170
Engie Brasil Energia SA	707,013	5,134,281
Equatorial Energia SA	3,437,619	16,919,510
Hapvida Participacoes e Investimentos SA(c)	4,327,675	12,319,830
Hypera SA	1,482,956	10,201,274
JBS SA	3,423,608	20,637,786
Klabin SA(a)	2,727,723	13,879,166
Localiza Rent a Car SA	2,287,258	24,532,244
Lojas Renner SA	3,387,785	24,936,006
Magazine Luiza SA	11,126,379	39,248,308
Natura & Co. Holding SA(a)	3,428,656	34,228,209
Notre Dame Intermedica Participacoes SA	1,969,203	30,443,662
Petrobras Distribuidora SA	4,392,837	23,099,180
Petroleo Brasileiro SA	14,125,797	76,272,966
Raia Drogasil SA	4,130,732	20,418,796
Rede D’Or Sao Luiz SA(c)	1,393,831	18,550,988
Rumo SA(a)	4,826,361	17,473,017
Suzano SA(a)	2,848,496	33,603,747
Telefonica Brasil SA	1,859,171	15,723,205
TIM SA	3,216,463	7,750,663
TOTVS SA	1,879,764	14,395,965
Ultrapar Participacoes SA	2,727,638	7,617,215
Vale SA	14,981,734	285,912,724
Via S/A(a)	4,865,369	9,776,279
WEG SA	6,424,988	44,185,150

		1,137,578,115

Chile — 0.4%
Banco de Chile	169,770,986	16,589,992
Banco de Credito e Inversiones SA	200,461	8,683,461
Banco Santander Chile	248,652,589	13,138,813
Cencosud SA	5,513,192	10,401,644
Cencosud Shopping SA	1,758,948	2,500,298
Cia. Cervecerias Unidas SA	571,599	5,768,840
Colbun SA	30,388,186	5,029,977
Empresas CMPC SA	4,264,208	9,472,406

Security	Shares	Value

Chile (continued)
Empresas COPEC SA	1,516,977	$14,112,280
Enel Americas SA	82,281,061	11,562,060
Enel Chile SA	106,041,259	5,412,750
Falabella SA	2,897,284	11,475,393

		114,147,914

China — 34.2%
21Vianet Group Inc., ADR(a)(b)	353,267	6,991,154
360 DigiTech Inc.(a)(b)	330,278	7,530,338
360 Security Technology Inc., Class A(a)	2,640,906	4,869,886
3SBio Inc.(a)(c)	4,944,000	5,507,753
51job Inc., ADR(a)	114,832	8,819,098
AAC Technologies Holdings Inc.	2,769,000	15,350,403
Advanced Micro-Fabrication Equipment Inc., Class A(a)	139,426	3,561,233
AECC Aviation Power Co. Ltd., Class A	648,073	6,839,165
Agile Group Holdings Ltd.	4,668,000	5,353,203
Agora Inc., ADR(a)(b)	183,765	6,233,309
Agricultural Bank of China Ltd., Class A	19,005,300	8,715,397
Agricultural Bank of China Ltd., Class H	95,537,000	32,027,623
Aier Eye Hospital Group Co. Ltd., Class A	1,279,359	8,378,035
Air China Ltd., Class A(a)	1,709,093	1,918,554
Air China Ltd., Class H(a)	6,832,000	4,582,011
Akeso Inc.(a)(b)(c)	1,081,000	5,598,815
Alibaba Group Holding Ltd.(a)	57,347,256	1,200,828,174
Alibaba Health Information Technology Ltd.(a)	15,316,000	25,280,277
Alibaba Pictures Group Ltd.(a)(b)	51,690,000	5,509,149
A-Living Smart City Services Co. Ltd.(c)	2,235,500	8,884,647
Aluminum Corp. of China Ltd., Class A(a)	3,636,800	4,396,875
Aluminum Corp. of China Ltd., Class H(a)	15,272,000	11,082,090
Anhui Conch Cement Co. Ltd., Class A	1,096,786	6,791,197
Anhui Conch Cement Co. Ltd., Class H	4,521,500	24,464,104
Anhui Gujing Distillery Co. Ltd., Class A	116,585	3,830,421
Anhui Gujing Distillery Co. Ltd., Class B	349,500	4,265,055
Anhui Kouzi Distillery Co. Ltd., Class A	231,152	1,775,392
ANTA Sports Products Ltd.	4,106,402	84,349,033
Asymchem Laboratories Tianjin Co. Ltd., Class A	73,700	3,999,719
Autobio Diagnostics Co. Ltd., Class A	169,599	1,296,868
Autohome Inc., ADR	271,836	12,031,461
AVIC Industry-Finance Holdings Co. Ltd., Class A	5,079,889	3,115,119
AviChina Industry & Technology Co. Ltd., Class H	9,796,000	8,196,868
AVICOPTER PLC, Class A	257,853	2,503,415
Baidu Inc., ADR(a)	1,045,571	164,175,558
Bank of Beijing Co. Ltd., Class A	6,218,606	4,180,401
Bank of Chengdu Co. Ltd., Class A	1,541,095	2,887,647
Bank of China Ltd., Class A	10,530,700	4,943,672
Bank of China Ltd., Class H	296,064,000	103,750,743
Bank of Communications Co. Ltd., Class A	11,235,473	7,693,292
Bank of Communications Co. Ltd., Class H	30,346,600	17,428,136
Bank of Hangzhou Co. Ltd., Class A	1,889,245	3,916,025
Bank of Jiangsu Co. Ltd., Class A	4,528,810	4,506,709
Bank of Nanjing Co. Ltd., Class A	2,733,546	3,970,088
Bank of Ningbo Co. Ltd., Class A	1,502,581	7,517,229
Bank of Shanghai Co. Ltd., Class A	3,802,642	4,247,770
Baoshan Iron & Steel Co. Ltd., Class A	5,452,673	8,606,803
Baozun Inc., ADR(a)(b)	231,624	5,577,506
BeiGene Ltd., ADR(a)(b)	173,936	53,624,469
Beijing Capital International Airport Co. Ltd., Class H(a)	7,416,000	4,464,469
Beijing Enlight Media Co. Ltd., Class A	1,154,595	1,667,266
Beijing Enterprises Holdings Ltd.	1,920,000	6,607,562

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Beijing Enterprises Water Group Ltd.	19,796,000	$8,164,577
Beijing Kingsoft Office Software Inc., Class A	87,081	3,366,368
Beijing New Building Materials PLC, Class A	486,813	2,495,403
Beijing Shiji Information Technology Co. Ltd., Class A	446,762	1,182,062
Beijing Shunxin Agriculture Co. Ltd., Class A	251,500	1,273,152
Beijing Sinnet Technology Co. Ltd., Class A	653,186	1,416,252
Beijing Tiantan Biological Products Corp. Ltd., Class A	411,645	1,977,296
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	91,700	3,304,670
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	9,319,900	6,859,370
Betta Pharmaceuticals Co. Ltd., Class A	122,096	1,393,462
BGI Genomics Co. Ltd., Class A	126,300	1,835,080
Bilibili Inc., ADR(a)(b)	621,054	49,827,162
BOC Aviation Ltd.(b)(c)	816,600	6,121,809
BOE Technology Group Co. Ltd., Class A	9,127,900	8,224,847
Bosideng International Holdings Ltd.	12,682,000	10,353,090
Brilliance China Automotive Holdings Ltd.	10,643,400	4,108,299
Brilliance China Automotive Holdings Ltd., ADR(a)	50,524	195,023
Burning Rock Biotech Ltd., ADR(a)	164,791	3,070,056
BYD Co. Ltd., Class A	445,612	19,186,633
BYD Co. Ltd., Class H	2,941,000	98,873,769
BYD Electronic International Co. Ltd.(b)	2,582,500	11,813,379
Caitong Securities Co. Ltd., Class A	1,463,765	2,353,616
CanSino Biologics Inc., Class H(a)(b)(c)	305,200	12,061,208
CGN Power Co. Ltd., Class H(c)	39,607,000	8,756,261
Changchun High & New Technology Industry Group Inc., Class A	101,194	4,002,338
Changjiang Securities Co. Ltd., Class A	2,964,835	3,435,173
Chaozhou Three-Circle Group Co. Ltd., Class A	554,930	3,233,056
China Aoyuan Group Ltd.	4,600,000	2,750,214
China Bohai Bank Co. Ltd., Class H(c)	10,297,500	4,183,903
China Cinda Asset Management Co. Ltd., Class H	34,778,000	6,168,233
China CITIC Bank Corp. Ltd., Class H	32,882,800	15,117,032
China Communications Services Corp. Ltd., Class H	9,334,000	4,960,088
China Conch Venture Holdings Ltd.	6,371,500	26,077,430
China Construction Bank Corp., Class A	2,760,168	2,500,453
China Construction Bank Corp., Class H	362,289,760	261,050,654
China CSSC Holdings Ltd., Class A	1,222,800	4,526,556
China East Education Holdings Ltd.(c)	2,205,000	2,365,802
China Eastern Airlines Corp. Ltd., Class A(a)	4,608,997	3,355,950
China Education Group Holdings Ltd.	3,056,000	5,777,771
China Everbright Bank Co. Ltd., Class A	10,146,303	5,264,366
China Everbright Bank Co. Ltd., Class H	11,077,000	3,970,243
China Everbright Environment Group Ltd.	14,582,813	10,082,047
China Everbright Ltd.	3,788,000	4,753,711
China Evergrande Group(b)	7,335,388	4,116,356
China Feihe Ltd.(c)	13,545,000	24,476,160
China Fortune Land Development Co. Ltd., Class A(a)	1,106,935	649,885
China Galaxy Securities Co. Ltd., Class A	1,166,100	1,859,078
China Galaxy Securities Co. Ltd., Class H	13,670,000	7,673,775
China Gas Holdings Ltd.	11,739,800	33,982,169
China Greatwall Technology Group Co. Ltd., Class A	881,473	2,005,903
China Hongqiao Group Ltd.	8,745,000	12,970,769

Security	Shares	Value

China (continued)
China Huarong Asset Management Co. Ltd., Class H(a)(c)(d)	39,128,000	$3,848,680
China Huishan Dairy Holdings Co. Ltd.(a)(d)	5,603,350	7
China International Capital Corp. Ltd., Class H(c)	6,356,400	14,780,355
China Jinmao Holdings Group Ltd.	21,070,000	6,849,911
China Jushi Co. Ltd., Class A	1,192,740	3,242,314
China Lesso Group Holdings Ltd.	4,312,000	9,229,166
China Life Insurance Co. Ltd., Class A	770,212	3,443,543
China Life Insurance Co. Ltd., Class H	27,333,000	45,830,673
China Literature Ltd.(a)(b)(c)	1,546,000	13,004,036
China Longyuan Power Group Corp. Ltd., Class H	12,767,000	26,021,035
China Medical System Holdings Ltd.	5,274,000	10,351,596
China Meidong Auto Holdings Ltd.	2,178,000	10,924,499
China Mengniu Dairy Co. Ltd.	12,000,000	72,177,126
China Merchants Bank Co. Ltd., Class A	4,907,289	37,227,414
China Merchants Bank Co. Ltd., Class H	14,614,967	120,538,476
China Merchants Energy Shipping Co. Ltd., Class A	2,303,948	1,548,978
China Merchants Port Holdings Co. Ltd.	5,720,000	9,622,901
China Merchants Securities Co. Ltd., Class A	1,953,279	5,493,623
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	1,828,190	2,818,379
China Minsheng Banking Corp. Ltd., Class A	9,876,955	6,076,169
China Minsheng Banking Corp. Ltd., Class H	19,029,548	7,947,314
China Molybdenum Co. Ltd., Class A	5,423,298	6,565,702
China Molybdenum Co. Ltd., Class H	11,382,000	8,879,855
China National Building Material Co. Ltd., Class H	14,760,000	20,156,243
China National Chemical Engineering Co. Ltd., Class A	1,977,567	4,142,749
China National Nuclear Power Co. Ltd., Class A	4,714,500	4,002,239
China National Software & Service Co. Ltd., Class A	162,299	1,223,659
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	923,054	8,291,810
China Oilfield Services Ltd., Class H	7,022,000	6,099,586
China Overseas Land & Investment Ltd.	14,412,460	33,201,792
China Overseas Property Holdings Ltd.	5,130,000	4,374,995
China Pacific Insurance Group Co. Ltd., Class A	1,620,907	6,608,355
China Pacific Insurance Group Co. Ltd., Class H	9,944,800	28,028,125
China Petroleum & Chemical Corp., Class A	7,744,689	5,104,378
China Petroleum & Chemical Corp., Class H	91,828,800	44,182,269
China Power International Development Ltd.	19,601,000	7,915,024
China Railway Group Ltd., Class A	5,833,200	5,086,165
China Railway Group Ltd., Class H	13,868,000	6,641,724
China Resources Beer Holdings Co. Ltd.	5,558,000	45,705,547
China Resources Cement Holdings Ltd.	9,384,000	9,200,899
China Resources Gas Group Ltd.	3,562,000	21,617,162
China Resources Land Ltd.	12,095,333	44,925,926
China Resources Mixc Lifestyle Services Ltd.(c)	1,950,000	10,233,855
China Resources Pharmaceutical Group Ltd.(c)	6,102,000	3,173,395
China Resources Power Holdings Co. Ltd.	7,438,999	18,280,037
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	520,299	2,251,461
China Shenhua Energy Co. Ltd., Class A	1,570,139	4,864,046
China Shenhua Energy Co. Ltd., Class H	13,012,000	28,773,539
China Southern Airlines Co. Ltd., Class A(a)	2,698,500	2,407,415
China Southern Airlines Co. Ltd., Class H(a)	6,356,000	3,696,715
China State Construction Engineering Corp. Ltd., Class A	9,888,471	7,353,184

S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
China State Construction International Holdings Ltd.	7,828,000	$6,330,522
China Taiping Insurance Holdings Co. Ltd.	6,157,660	8,996,869
China Tourism Group Duty Free Corp. Ltd., Class A	450,932	15,968,316
China Tower Corp. Ltd., Class H(c)	160,250,000	21,019,475
China Traditional Chinese Medicine Holdings Co. Ltd.(a)	10,446,000	4,972,010
China TransInfo Technology Co. Ltd., Class A	702,800	1,673,108
China United Network Communications Ltd., Class A	7,029,600	4,563,650
China Vanke Co. Ltd., Class A	2,415,459	7,407,236
China Vanke Co. Ltd., Class H	6,228,231	16,804,740
China Yangtze Power Co. Ltd., Class A	5,323,115	15,947,072
China Yuhua Education Corp. Ltd.(c)	5,628,000	3,007,345
Chinasoft International Ltd.	9,890,000	16,760,018
Chindata Group Holdings Ltd., ADR(a)(b)	325,503	3,866,976
Chongqing Brewery Co. Ltd., Class A(a)	123,300	2,684,874
Chongqing Changan Automobile Co. Ltd., Class A	1,577,521	5,041,845
Chongqing Rural Commercial Bank Co. Ltd., Class H	11,697,000	4,474,622
Chongqing Zhifei Biological Products Co. Ltd., Class A	374,676	10,273,156
CIFI Ever Sunshine Services Group Ltd.	2,864,000	5,916,295
CIFI Holdings Group Co. Ltd.	12,224,000	8,217,242
CITIC Ltd.	21,887,000	27,193,110
CITIC Securities Co. Ltd., Class A	2,843,751	11,315,535
CITIC Securities Co. Ltd., Class H	8,258,000	20,915,668
Contemporary Amperex Technology Co. Ltd., Class A	553,130	42,495,708
COSCO SHIPPING Holdings Co. Ltd., Class A(a)	3,523,464	11,312,899
COSCO SHIPPING Holdings Co. Ltd., Class H(a)(b)	11,456,349	21,622,555
COSCO SHIPPING Ports Ltd.	7,454,000	6,198,729
Country Garden Holdings Co. Ltd.	28,990,939	32,043,676
Country Garden Services Holdings Co. Ltd.	5,738,000	43,785,014
CRRC Corp. Ltd., Class A	5,514,500	5,767,367
CSC Financial Co. Ltd., Class A	1,046,797	4,537,609
CSPC Pharmaceutical Group Ltd.	34,204,479	43,391,859
Dada Nexus Ltd., ADR(a)(b)	226,966	5,374,555
Dali Foods Group Co. Ltd.(c)	8,648,000	4,848,026
Daqo New Energy Corp., ADR(a)(b)	221,642	13,588,871
DHC Software Co. Ltd., Class A	1,251,198	1,483,031
DiDi Global Inc.(a)(b)	1,116,736	9,179,570
Dongfeng Motor Group Co. Ltd., Class H	10,498,000	11,495,198
Dongxing Securities Co. Ltd., Class A	1,312,497	2,259,323
East Money Information Co. Ltd., Class A	2,467,933	11,839,022
Ecovacs Robotics Co. Ltd., Class A	111,200	2,529,262
ENN Energy Holdings Ltd.	3,024,600	59,849,697
Eve Energy Co. Ltd., Class A	475,253	7,530,674
Everbright Securities Co. Ltd., Class A	1,033,983	2,545,485
Fangda Carbon New Material Co. Ltd., Class A	1,450,434	2,904,767
Far East Horizon Ltd.	7,097,000	8,066,587
Fiberhome Telecommunication Technologies Co. Ltd., Class A	500,990	1,411,709
First Capital Securities Co. Ltd., Class A	1,555,200	1,541,909
Flat Glass Group Co. Ltd., Class H	2,000,000	11,689,756
Focus Media Information Technology Co. Ltd., Class A	3,807,278	4,246,029

Security	Shares	Value

China (continued)
Foshan Haitian Flavouring & Food Co. Ltd., Class A	843,052	$12,425,114
Fosun International Ltd.	9,904,000	12,527,532
Founder Securities Co. Ltd., Class A	2,889,087	3,819,406
Foxconn Industrial Internet Co. Ltd., Class A	1,990,997	3,541,148
Fu Jian Anjoy Foods Co. Ltd., Class A	64,000	1,549,415
Fuyao Glass Industry Group Co. Ltd., Class A	571,972	4,244,659
Fuyao Glass Industry Group Co. Ltd., Class H(c)	2,235,200	13,754,986
Ganfeng Lithium Co. Ltd., Class A	286,181	9,766,247
Ganfeng Lithium Co. Ltd., Class H(c)	968,800	22,320,776
Gaotu Techedu Inc.(a)(b)	464,693	1,338,316
GCL System Integration Technology Co. Ltd., Class A(a)	1,974,100	1,666,991
GDS Holdings Ltd., ADR(a)	338,157	19,775,421
Geely Automobile Holdings Ltd.	22,372,000	81,081,142
GEM Co. Ltd., Class A	1,481,800	3,087,682
Gemdale Corp., Class A	1,445,030	2,332,738
Genscript Biotech Corp.(a)	4,314,000	20,509,812
GF Securities Co. Ltd., Class A	1,672,294	4,914,663
GF Securities Co. Ltd., Class H	4,181,400	7,430,510
Gigadevice Semiconductor Beijing Inc., Class A	179,494	4,258,616
GoerTek Inc., Class A	873,700	6,300,570
GOME Retail Holdings Ltd.(a)(b)	45,737,200	4,941,913
Great Wall Motor Co. Ltd., Class A	506,200	5,185,882
Great Wall Motor Co. Ltd., Class H	11,813,500	54,487,662
Greenland Holdings Corp. Ltd., Class A	2,667,228	1,837,931
Greentown China Holdings Ltd.(b)	3,377,500	5,180,948
Greentown Service Group Co. Ltd.(b)	5,558,000	5,945,723
Guangdong Haid Group Co. Ltd., Class A	456,427	4,546,411
Guangdong Investment Ltd.	11,304,110	15,698,904
Guangzhou Automobile Group Co. Ltd., Class H	11,297,838	11,374,879
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	566,296	2,584,557
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	139,284	2,275,534
Guangzhou R&F Properties Co. Ltd., Class H	6,350,000	5,414,076
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	188,191	2,538,603
Guangzhou Tinci Materials Technology Co. Ltd., Class A	247,000	5,217,063
Guosen Securities Co. Ltd., Class A	2,140,942	4,046,847
Guotai Junan Securities Co. Ltd., Class A	2,426,240	6,674,275
Haidilao International Holding Ltd.(b)(c)	4,005,000	16,345,128
Haier Smart Home Co. Ltd., Class A	1,902,441	7,969,041
Haier Smart Home Co. Ltd., Class H	7,926,000	29,857,273
Haitian International Holdings Ltd.	2,665,000	10,211,187
Haitong Securities Co. Ltd., Class A	2,422,401	4,770,931
Haitong Securities Co. Ltd., Class H	10,430,800	9,637,314
Hangzhou First Applied Material Co. Ltd., Class A	243,800	5,741,041
Hangzhou Robam Appliances Co. Ltd., Class A	327,864	1,813,469
Hangzhou Silan Microelectronics Co. Ltd., Class A	350,000	2,974,327
Hangzhou Tigermed Consulting Co. Ltd., Class A	172,700	3,593,326
Hangzhou Tigermed Consulting Co. Ltd., Class H(c)	356,100	6,318,182
Hansoh Pharmaceutical Group Co. Ltd.(c)	4,508,000	12,291,215
Hello Group Inc., ADR	602,523	7,917,152
Henan Shuanghui Investment & Development Co. Ltd., Class A	765,200	2,859,111
Hengan International Group Co. Ltd.(b)	2,508,500	14,526,939
Hengli Petrochemical Co. Ltd., Class A	1,454,391	5,902,103

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
HengTen Networks Group Ltd.(a)(b)	10,764,000	$5,282,342
Hengyi Petrochemical Co. Ltd., Class A	1,322,729	2,399,913
Hithink RoyalFlush Information Network Co. Ltd., Class A	153,100	2,743,183
Hopson Development Holdings Ltd.	2,514,000	9,794,238
Hua Hong Semiconductor Ltd.(a)(b)(c)	2,059,000	12,117,768
Huadong Medicine Co. Ltd., Class A	502,205	2,396,380
Huafon Chemical Co. Ltd., Class A	1,212,900	2,608,844
Hualan Biological Engineering Inc., Class A	523,183	2,386,638
Huaneng Power International Inc., Class H	15,864,000	7,673,711
Huatai Securities Co. Ltd., Class A	2,543,009	6,454,414
Huatai Securities Co. Ltd., Class H(c)	4,620,800	6,628,173
Huaxia Bank Co. Ltd., Class A	4,157,980	3,606,129
Huaxin Cement Co. Ltd., Class A	494,606	1,478,866
Huayu Automotive Systems Co. Ltd., Class A	826,468	2,968,994
Huazhu Group Ltd., ADR(a)	674,626	32,577,690
Hubei Biocause Pharmaceutical Co. Ltd., Class A	2,723,099	1,488,742
Hundsun Technologies Inc., Class A	430,544	3,309,324
HUYA Inc., ADR(a)(b)	309,527	3,308,844
Iflytek Co. Ltd., Class A	593,975	4,818,993
I-Mab, ADR(a)	125,096	8,871,808
Imeik Technology Development Co. Ltd., Class A	40,900	3,719,945
Industrial & Commercial Bank of China Ltd., Class A	14,621,162	10,459,981
Industrial & Commercial Bank of China Ltd., Class H	211,892,085	117,997,283
Industrial Bank Co. Ltd., Class A	4,890,822	14,009,617
Industrial Securities Co. Ltd., Class A	2,501,051	3,852,203
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	11,833,200	6,894,432
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	2,362,000	2,126,049
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,503,170	7,931,729
Innovent Biologics Inc.(a)(c)	4,414,000	35,641,509
Inspur Electronic Information Industry Co. Ltd., Class A	519,390	2,412,682
Intco Medical Technology Co. Ltd., Class A	79,700	1,261,680
iQIYI Inc., ADR(a)(b)	1,071,699	9,709,593
JA Solar Technology Co. Ltd., Class A	193,800	2,336,152
Jafron Biomedical Co. Ltd., Class A	235,856	1,790,411
JCET Group Co. Ltd., Class A	519,500	2,747,956
JD Health International Inc.(a)(b)(c)	1,289,300	12,063,027
JD.com Inc., ADR(a)	3,279,929	257,671,222
Jiangsu Eastern Shenghong Co. Ltd., Class A	855,600	4,293,867
Jiangsu Expressway Co. Ltd., Class H	5,100,000	5,291,837
Jiangsu Hengli Hydraulic Co. Ltd., Class A	350,988	5,170,838
Jiangsu Hengrui Medicine Co. Ltd., Class A	1,534,341	10,751,766
Jiangsu King’s Luck Brewery JSC Ltd., Class A	392,886	2,561,562
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	357,550	9,294,792
Jiangsu Zhongnan Construction Group Co. Ltd., Class A	1,449,587	1,046,145
Jiangxi Copper Co. Ltd., Class A	561,900	2,309,890
Jiangxi Copper Co. Ltd., Class H	4,452,000	9,008,307
Jiangxi Zhengbang Technology Co. Ltd., Class A	948,124	1,257,018
Jinke Properties Group Co. Ltd., Class A	2,076,182	1,542,251
Jinxin Fertility Group Ltd.(b)(c)	4,956,000	7,875,273
JiuGui Liquor Co. Ltd., Class A	84,300	2,744,947
Jiumaojiu International Holdings Ltd.(c)	2,762,000	9,270,088

Security	Shares	Value

China (continued)
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	288,325	$1,339,869
JOYY Inc., ADR	213,061	13,486,761
Juewei Food Co. Ltd., Class A	207,014	2,021,826
Kaisa Group Holdings Ltd.	10,578,000	3,521,019
KE Holdings Inc., ADR(a)	1,346,873	24,364,933
Kingboard Holdings Ltd.	2,681,000	13,182,272
Kingboard Laminates Holdings Ltd.	3,893,500	7,656,444
Kingdee International Software Group Co. Ltd.(a)	9,889,000	36,009,545
Kingfa Sci & Tech Co. Ltd., Class A	701,900	1,762,309
Kingsoft Cloud Holdings Ltd., ADR(a)(b)	209,899	6,756,649
Kingsoft Corp. Ltd.	3,647,200	14,630,322
Kuaishou Technology(a)(b)(c)	1,028,900	11,226,580
Kunlun Energy Co. Ltd.	14,930,000	15,790,569
Kweichow Moutai Co. Ltd., Class A	299,287	72,311,393
KWG Group Holdings Ltd.	4,956,500	5,218,173
LB Group Co. Ltd., Class A	582,800	3,385,694
Lee & Man Paper Manufacturing Ltd.	5,496,000	4,823,581
Lenovo Group Ltd.	27,630,000	30,476,784
Lens Technology Co. Ltd., Class A	1,275,900	4,659,284
Lepu Medical Technology Beijing Co. Ltd., Class A	530,235	2,121,411
Li Auto Inc., ADR(a)(b)	2,045,947	63,137,924
Li Ning Co. Ltd.	8,523,500	114,298,180
Lingyi iTech Guangdong Co., Class A	2,092,080	2,167,468
Logan Group Co. Ltd.	5,440,000	6,484,272
Longfor Group Holdings Ltd.(c)	6,877,500	29,761,114
LONGi Green Energy Technology Co. Ltd., Class A	1,274,337	17,682,743
Lufax Holding Ltd., ADR(a)(b)	667,015	5,783,020
Luxshare Precision Industry Co. Ltd., Class A	1,713,946	8,979,785
Luzhou Laojiao Co. Ltd., Class A	348,639	9,203,950
Mango Excellent Media Co. Ltd., Class A	472,200	3,348,359
Maxscend Microelectronics Co. Ltd., Class A	86,540	5,083,590
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(a)	1,177,880	1,293,639
Meituan, Class B(a)(c)	15,202,500	486,093,231
Metallurgical Corp. of China Ltd., Class A	7,121,590	5,536,574
Microport Scientific Corp.	2,445,200	15,167,162
Midea Group Co. Ltd., Class A	864,900	8,851,166
Ming Yuan Cloud Group Holdings Ltd.(b)	1,488,000	5,170,451
Minth Group Ltd.	2,912,000	12,085,636
MMG Ltd.(a)	11,772,000	5,669,884
Muyuan Foods Co. Ltd., Class A	1,240,799	8,129,765
NanJi E-Commerce Co. Ltd., Class A	778,500	952,226
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	385,226	1,716,898
Nanjing Securities Co. Ltd., Class A	1,239,600	2,015,061
NARI Technology Co. Ltd., Class A	1,497,738	8,118,973
NAURA Technology Group Co. Ltd., Class A	125,600	6,922,641
NavInfo Co. Ltd., Class A(a)	1,015,300	1,746,624
NetEase Inc., ADR	1,517,789	147,863,004
New China Life Insurance Co. Ltd., Class A	704,392	4,435,416
New China Life Insurance Co. Ltd., Class H	2,738,700	8,062,032
New Hope Liuhe Co. Ltd., Class A(a)	1,215,897	2,060,365
New Oriental Education & Technology Group Inc., ADR(a)	5,833,583	13,183,898
Nine Dragons Paper Holdings Ltd.	6,457,000	8,821,031
Ninestar Corp., Class A	453,438	2,475,609
Ningbo Joyson Electronic Corp., Class A	402,700	1,252,191
Ningxia Baofeng Energy Group Co. Ltd., Class A	1,572,300	3,907,014

S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
NIO Inc., ADR(a)(b)	5,145,229	$202,258,952
Noah Holdings Ltd., ADR(a)(b)	128,070	4,992,169
Nongfu Spring Co. Ltd., Class H(b)(c)	1,559,200	8,251,221
Offcn Education Technology Co. Ltd., Class A(a)	575,400	939,044
OFILM Group Co. Ltd., Class A	976,965	1,129,459
OneConnect Financial Technology Co. Ltd.(a)(b)	448,131	2,106,216
Oppein Home Group Inc., Class A	151,200	3,617,504
Orient Securities Co. Ltd., Class A	1,764,086	4,088,736
Ovctek China Inc., Class A	244,500	2,535,911
People’s Insurance Co. Group of China Ltd. (The), Class A	3,270,800	2,605,263
People’s Insurance Co. Group of China Ltd. (The), Class H	24,764,000	7,639,085
Perfect World Co. Ltd., Class A	571,600	1,187,418
PetroChina Co. Ltd., Class A	4,993,600	3,817,469
PetroChina Co. Ltd., Class H	79,750,000	34,836,388
Pharmaron Beijing Co. Ltd., Class A	164,000	4,897,856
Pharmaron Beijing Co. Ltd., Class H(c)	506,400	11,235,595
PICC Property & Casualty Co. Ltd., Class H	25,811,192	23,336,212
Pinduoduo Inc., ADR(a)(b)	1,657,784	165,811,556
Ping An Bank Co. Ltd., Class A	4,609,167	12,702,254
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	1,753,500	12,959,325
Ping An Insurance Group Co. of China Ltd., Class A	2,455,084	18,997,678
Ping An Insurance Group Co. of China Ltd., Class H	23,563,000	182,450,132
Poly Developments and Holdings Group Co. Ltd., Class A	2,922,984	5,155,390
Poly Property Services Co. Ltd., Class H(b)	482,200	2,947,637
Postal Savings Bank of China Co. Ltd., Class A	6,682,400	5,316,051
Postal Savings Bank of China Co. Ltd., Class H(c)	30,250,000	21,792,820
Power Construction Corp. of China Ltd., Class A	4,324,100	4,159,238
Powerlong Real Estate Holdings Ltd.	5,478,000	4,450,277
RiseSun Real Estate Development Co. Ltd., Class A	2,254,900	1,658,244
RLX Technology Inc., ADR(a)(b)	2,010,684	10,334,916
Rongsheng Petrochemical Co. Ltd., Class A	2,421,758	7,002,429
SAIC Motor Corp. Ltd., Class A	1,936,506	5,798,001
Sanan Optoelectronics Co. Ltd., Class A	1,146,400	6,454,217
Sangfor Technologies Inc., Class A	104,700	4,428,148
Sany Heavy Equipment International Holdings Co. Ltd.(b)	4,471,000	5,745,400
Sany Heavy Industry Co. Ltd., Class A	2,063,252	8,384,387
SDIC Capital Co. Ltd., Class A	2,249,808	3,251,414
SDIC Power Holdings Co. Ltd., Class A	1,973,290	2,769,646
Seazen Group Ltd.	8,414,000	7,452,156
Seazen Holdings Co. Ltd., Class A	573,373	2,988,094
SF Holding Co. Ltd., Class A	1,066,335	9,527,221
SG Micro Corp., Class A	67,224	3,329,622
Shaanxi Coal Industry Co. Ltd., Class A	2,824,176	5,993,441
Shandong Gold Mining Co. Ltd., Class A	1,122,056	3,133,948
Shandong Gold Mining Co. Ltd., Class H(b)(c)	2,567,750	4,149,302
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	584,580	3,297,790
Shandong Linglong Tyre Co. Ltd., Class A	357,300	1,655,074
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	9,524,000	15,671,088
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	197,380	2,193,761
Shanghai Baosight Software Co. Ltd., Class A	358,739	3,906,089

Security	Shares	Value

China (continued)
Shanghai Construction Group Co. Ltd., Class A	6,709,152	$2,878,721
Shanghai Electric Group Co. Ltd., Class A	3,847,100	2,915,831
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	514,800	5,047,361
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	1,825,000	11,707,603
Shanghai International Airport Co. Ltd., Class A(a)	270,198	1,811,029
Shanghai International Port Group Co. Ltd., Class A	3,677,699	3,184,654
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	4,807,306	4,319,326
Shanghai M&G Stationery Inc., Class A	307,737	3,293,898
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	732,200	2,177,814
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	2,792,500	5,539,842
Shanghai Pudong Development Bank Co. Ltd., Class A	6,870,422	9,634,086
Shanghai Putailai New Energy Technology Co. Ltd., Class A	176,300	4,178,841
Shanghai RAAS Blood Products Co. Ltd., Class A	2,033,700	2,186,751
Shanxi Meijin Energy Co. Ltd., Class A(a)	1,303,000	2,804,001
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	290,100	12,489,631
Shengyi Technology Co. Ltd., Class A	724,400	2,635,674
Shennan Circuits Co. Ltd., Class A	146,240	2,071,195
Shenwan Hongyuan Group Co. Ltd., Class A	7,464,470	5,436,818
Shenzhen Goodix Technology Co. Ltd., Class A	141,900	2,291,529
Shenzhen Inovance Technology Co. Ltd., Class A	657,597	7,244,445
Shenzhen International Holdings Ltd.	4,339,500	5,662,821
Shenzhen Investment Ltd.	12,318,000	3,656,255
Shenzhen Kangtai Biological Products Co. Ltd., Class A(a)	173,186	3,251,647
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	280,932	14,310,084
Shenzhen Overseas Chinese Town Co. Ltd., Class A	2,574,600	2,686,628
Shenzhen Sunway Communication Co. Ltd., Class A	329,040	1,147,408
Shenzhou International Group Holdings Ltd.	3,148,100	68,238,595
Shimao Group Holdings Ltd.	4,591,000	9,486,468
Shimao Services Holdings Ltd.(c)	2,233,000	5,232,062
Sichuan Chuantou Energy Co. Ltd., Class A	1,999,660	3,525,868
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	594,778	1,676,970
Sichuan Swellfun Co. Ltd., Class A	134,893	2,436,986
Silergy Corp.	300,000	42,905,545
Sinopharm Group Co. Ltd., Class H	5,127,200	13,194,873
Sinotruk Hong Kong Ltd.	2,753,500	5,425,122
Skshu Paint Co. Ltd., Class A	103,940	2,346,443
Smoore International Holdings Ltd.(c)	6,684,000	35,874,293
Songcheng Performance Development Co. Ltd., Class A	957,813	2,266,972
Spring Airlines Co. Ltd., Class A(a)	370,432	3,051,866
SSY Group Ltd.	5,528,000	3,430,005
Sun Art Retail Group Ltd.(b)	7,429,500	4,507,313
Sunac China Holdings Ltd.	9,652,000	24,678,392
Sunac Services Holdings Ltd.(a)(c)	2,800,000	7,294,557
Sungrow Power Supply Co. Ltd., Class A	361,000	8,792,529
Suning.com Co. Ltd., Class A(a)	2,807,338	2,296,658
Sunny Optical Technology Group Co. Ltd.	2,715,600	82,178,309

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	615,100	$1,827,503
TAL Education Group, ADR(a)(b)	1,565,169	8,326,699
TCL Technology Group Corp., Class A	3,932,655	4,342,781
Tencent Holdings Ltd.	21,744,000	1,342,969,899
Tencent Music Entertainment Group, ADR(a)(b)	2,523,787	22,310,277
Thunder Software Technology Co. Ltd., Class A	111,400	2,047,036
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	877,093	7,333,301
Tianma Microelectronics Co. Ltd., Class A	1,494,823	3,276,348
Tingyi Cayman Islands Holding Corp.	7,678,000	13,672,565
Tongcheng-Elong Holdings Ltd.(a)	3,643,200	8,492,967
Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	772,700	1,254,700
Tongkun Group Co. Ltd., Class A	643,000	2,378,796
Tongwei Co. Ltd., Class A	1,082,484	10,242,859
Topchoice Medical Corp., Class A(a)	84,900	3,097,506
Topsports International Holdings Ltd.(c)	5,873,000	7,743,666
Transfar Zhilian Co. Ltd., Class A	1,641,798	2,208,385
TravelSky Technology Ltd., Class H	3,691,000	6,914,131
Trip.com Group Ltd., ADR(a)	1,914,475	58,372,343
Tsingtao Brewery Co. Ltd., Class A	268,300	3,587,864
Tsingtao Brewery Co. Ltd., Class H	1,878,000	15,366,610
Unigroup Guoxin Microelectronics Co. Ltd., Class A	170,100	5,894,703
Uni-President China Holdings Ltd.	5,449,000	5,150,166
Unisplendour Corp. Ltd., Class A	800,554	2,946,566
Up Fintech Holding Ltd., ADR(a)(b)	307,396	4,235,917
Venus MedTech Hangzhou Inc., Class H(a)(c)	830,000	3,928,615
Vinda International Holdings Ltd.(b)	1,441,000	4,247,273
Vipshop Holdings Ltd., ADR(a)	1,714,514	25,357,662
Walvax Biotechnology Co. Ltd., Class A	387,647	4,663,093
Wanhua Chemical Group Co. Ltd., Class A	761,591	12,571,137
Want Want China Holdings Ltd.(b)	19,529,000	13,271,100
Weibo Corp., ADR(a)(b)	237,360	11,991,427
Weichai Power Co. Ltd., Class A	1,773,444	5,515,480
Weichai Power Co. Ltd., Class H	7,309,800	18,445,174
Weimob Inc.(a)(b)(c)	6,543,000	9,591,231
Wens Foodstuffs Group Co. Ltd., Class A	1,858,970	3,739,543
Western Securities Co. Ltd., Class A	1,955,180	2,467,912
Wharf Holdings Ltd. (The)	5,304,000	17,901,362
Will Semiconductor Co. Ltd. Shanghai, Class A	213,400	8,008,950
Wingtech Technology Co. Ltd., Class A	322,100	5,956,025
Winning Health Technology Group Co. Ltd., Class A	757,624	1,666,861
Wuhan Guide Infrared Co. Ltd., Class A	727,886	3,086,388
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	585,188	1,545,438
Wuliangye Yibin Co. Ltd., Class A	971,028	30,409,795
WUS Printed Circuit Kunshan Co. Ltd., Class A	1,061,903	1,840,249
WuXi AppTec Co. Ltd., Class A	702,729	14,479,827
WuXi AppTec Co. Ltd., Class H(c)	1,165,070	23,235,041
Wuxi Biologics Cayman Inc., New(a)(c)	13,570,500	210,097,839
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	287,880	3,322,299
XCMG Construction Machinery Co. Ltd., Class A	1,775,869	1,791,405
Xiaomi Corp., Class B(a)(c)	54,341,400	175,164,716
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	1,885,393	4,265,909
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	2,479,646	4,753,707

Security	Shares	Value

China (continued)
Xinyi Solar Holdings Ltd.(b)	18,504,000	$44,783,130
XPeng Inc., ADR(a)(b)	1,456,446	61,898,955
Yadea Group Holdings Ltd.(c)	4,592,000	8,170,671
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	313,298	1,783,471
Yanzhou Coal Mining Co. Ltd., Class H	6,912,800	12,049,894
Yealink Network Technology Corp. Ltd., Class A	255,580	3,408,244
Yifeng Pharmacy Chain Co. Ltd., Class A	262,156	2,105,186
Yihai International Holding Ltd.(b)	1,806,000	9,770,532
Yihai Kerry Arawana Holdings Co. Ltd., Class A	300,800	3,151,556
Yonghui Superstores Co. Ltd., Class A	2,886,700	1,704,627
Yonyou Network Technology Co. Ltd., Class A	883,451	4,590,727
Yum China Holdings Inc.	1,585,361	97,594,823
Yunda Holding Co. Ltd., Class A	790,904	1,888,045
Yunnan Baiyao Group Co. Ltd., Class A	326,401	4,485,391
Yunnan Energy New Material Co. Ltd., Class A	224,800	9,838,276
Yutong Bus Co. Ltd., Class A	1,099,267	2,096,371
Zai Lab Ltd., ADR(a)(b)	287,898	41,601,261
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	147,050	7,911,048
Zhaojin Mining Industry Co. Ltd., Class H(b)	4,593,500	3,751,960
Zhejiang Century Huatong Group Co. Ltd., Class A(a)	2,147,378	2,079,179
Zhejiang Chint Electrics Co. Ltd., Class A	571,223	5,565,761
Zhejiang Dahua Technology Co. Ltd., Class A	1,096,184	3,907,452
Zhejiang Expressway Co. Ltd., Class H	5,946,000	5,214,012
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	462,204	1,146,681
Zhejiang Huayou Cobalt Co. Ltd., Class A	303,358	6,597,931
Zhejiang Longsheng Group Co. Ltd., Class A	1,198,200	2,511,326
Zhejiang NHU Co. Ltd., Class A	886,673	3,954,168
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	1,137,917	4,452,224
Zhejiang Supor Co. Ltd., Class A	249,882	1,890,089
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	165,147	1,311,354
Zhenro Properties Group Ltd.	5,819,000	3,396,777
Zheshang Securities Co. Ltd., Class A(a)	1,056,100	2,029,096
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	1,902,800	9,277,971
Zhongji Innolight Co. Ltd., Class A	260,700	1,430,115
Zhongsheng Group Holdings Ltd.	2,209,500	18,473,623
Zhuzhou CRRC Times Electric Co. Ltd., Class H(a)	2,097,900	12,608,671
Zijin Mining Group Co. Ltd., Class A	5,429,500	9,359,069
Zijin Mining Group Co. Ltd., Class H	21,024,000	29,748,469
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	1,842,754	2,251,609
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	5,079,400	4,840,098
ZTE Corp., Class A	915,900	4,715,922
ZTE Corp., Class H	2,904,200	10,229,264
ZTO Express Cayman Inc., ADR	1,648,146	46,494,199

		10,614,629,050

Colombia — 0.1%
Bancolombia SA	928,660	7,655,165
Ecopetrol SA	19,487,006	13,664,661
Grupo de Inversiones Suramericana SA	615,237	3,134,009
Interconexion Electrica SA ESP	1,814,893	10,930,335

		35,384,170

S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Cyprus — 0.2%
Ozon Holdings PLC, ADR(a)	175,458	$9,209,775
TCS Group Holding PLC, GDR	456,276	40,495,979

		49,705,754

Czech Republic — 0.1%
CEZ AS	581,286	18,323,285
Komercni Banka AS(a)	295,888	11,377,154
Moneta Money Bank AS(a)(c)	1,577,663	6,405,666

		36,106,105

Egypt — 0.1%
Commercial International Bank Egypt SAE(a)	6,452,353	19,225,264
Eastern Co. SAE	4,643,222	3,482,093
Fawry for Banking & Payment Technology Services SAE(a)	1,544,017	1,602,041

		24,309,398

Greece — 0.2%
Alpha Services and Holdings SA(a)	8,402,313	11,648,198
Eurobank Ergasias Services and Holdings SA, Class A(a)	9,810,746	9,349,411
FF Group(a)(d)	246,892	2,915
Hellenic Telecommunications Organization SA	861,418	16,956,995
JUMBO SA	415,989	6,533,840
OPAP SA	745,983	11,701,625

		56,192,984

Hong Kong — 0.2%
China Youzan Ltd.(a)	53,460,000	7,484,063
Huabao International Holdings Ltd.	3,522,000	8,413,909
Hutchmed China Ltd., ADR(a)	326,607	13,181,858
Sino Biopharmaceutical Ltd.	39,467,750	33,009,897
Yuexiu Property Co. Ltd.	5,357,000	5,021,598

		67,111,325

Hungary — 0.3%
MOL Hungarian Oil & Gas PLC	1,612,936	13,224,488
OTP Bank Nyrt(a)	854,727	51,618,465
Richter Gedeon Nyrt	545,149	16,338,998

		81,181,951

India — 11.6%
ACC Ltd.	303,508	10,014,749
Adani Enterprises Ltd.	1,046,533	22,731,638
Adani Green Energy Ltd.(a)	1,490,592	21,766,708
Adani Ports & Special Economic Zone Ltd.	1,907,958	19,489,123
Adani Total Gas Ltd.	1,007,951	20,053,403
Adani Transmission Ltd.(a)	950,777	20,535,726
Ambuja Cements Ltd.	2,726,493	15,692,369
Apollo Hospitals Enterprise Ltd.	380,144	25,836,600
Asian Paints Ltd.	1,450,698	63,549,939
Aurobindo Pharma Ltd.	1,092,931	10,872,057
Avenue Supermarts Ltd.(a)(c)	616,972	33,383,236
Axis Bank Ltd.(a)	8,573,961	92,039,709
Bajaj Auto Ltd.	266,371	13,578,248
Bajaj Finance Ltd.	1,028,639	105,670,494
Bajaj Finserv Ltd.	146,547	34,324,048
Balkrishna Industries Ltd.	358,890	11,261,790
Bandhan Bank Ltd.(c)	2,446,766	9,530,142
Berger Paints India Ltd.	954,308	10,717,768
Bharat Electronics Ltd.	4,606,185	11,751,299
Bharat Forge Ltd.	889,598	9,324,286
Bharat Petroleum Corp. Ltd.	3,210,633	20,686,941
Bharti Airtel Ltd.	9,334,633	84,703,415

Security	Shares	Value

India (continued)
Biocon Ltd.(a)	1,497,023	$7,348,704
Britannia Industries Ltd.	408,084	22,302,980
Cholamandalam Investment and Finance Co. Ltd.	1,549,270	11,735,658
Cipla Ltd.	1,789,431	23,208,430
Coal India Ltd.	5,727,030	11,424,516
Colgate-Palmolive India Ltd.	430,040	9,962,207
Container Corp. of India Ltd.	945,504	8,778,375
Dabur India Ltd.	2,200,245	18,714,396
Divi’s Laboratories Ltd.	503,918	35,678,268
DLF Ltd.	2,377,903	10,412,442
Dr. Reddy’s Laboratories Ltd.	435,389	28,040,347
Eicher Motors Ltd.	516,593	18,913,468
GAIL India Ltd.	6,009,750	11,991,477
Godrej Consumer Products Ltd.(a)	1,414,445	21,272,693
Grasim Industries Ltd.	1,047,371	21,472,114
Havells India Ltd.	902,524	15,655,582
HCL Technologies Ltd.	4,100,106	66,287,692
HDFC Asset Management Co. Ltd.(c)	194,081	8,154,911
HDFC Life Insurance Co. Ltd.(c)	2,986,851	29,318,731
Hero MotoCorp Ltd.	457,447	17,144,211
Hindalco Industries Ltd.	6,057,459	38,742,110
Hindustan Petroleum Corp. Ltd.	2,451,320	8,935,591
Hindustan Unilever Ltd.	3,108,748	115,780,778
Housing Development Finance Corp. Ltd.	6,483,452	247,641,581
ICICI Bank Ltd.	19,381,602	189,815,034
ICICI Lombard General Insurance Co. Ltd.(c)	803,504	17,524,938
ICICI Prudential Life Insurance Co. Ltd.(c)	1,355,878	12,225,385
Indian Oil Corp. Ltd.	6,782,915	10,278,803
Indraprastha Gas Ltd.	1,121,086	8,366,605
Indus Towers Ltd.	2,391,134	7,038,507
Info Edge India Ltd.	290,024	24,494,693
Infosys Ltd.	12,877,558	300,554,567
InterGlobe Aviation Ltd.(a)(c)	368,138	9,596,777
Ipca Laboratories Ltd.	280,261	9,877,197
ITC Ltd.	10,978,423	31,720,150
JSW Steel Ltd.	3,209,062	30,137,756
Jubilant Foodworks Ltd.	304,020	16,599,814
Kotak Mahindra Bank Ltd.	2,092,151	50,135,173
Larsen & Toubro Infotech Ltd.(c)	202,555	14,717,530
Larsen & Toubro Ltd.	2,591,161	59,199,024
Lupin Ltd.	844,990	11,067,259
Mahindra & Mahindra Ltd.	3,300,038	35,758,335
Marico Ltd.	1,812,356	13,507,842
Maruti Suzuki India Ltd.	514,785	48,162,934
Motherson Sumi Systems Ltd.(a)	4,765,117	14,224,515
MRF Ltd.	7,608	8,296,051
Muthoot Finance Ltd.	484,897	10,038,161
Nestle India Ltd.	128,071	34,104,999
NTPC Ltd.	17,753,055	28,129,639
Oil & Natural Gas Corp. Ltd.	9,390,955	15,457,921
Page Industries Ltd.	21,663	9,330,102
Petronet LNG Ltd.	2,596,774	8,086,474
PI Industries Ltd.	330,162	15,335,817
Pidilite Industries Ltd.	576,641	17,991,800
Piramal Enterprises Ltd.	390,022	13,893,697
Power Grid Corp. of India Ltd.	11,762,585	28,209,150
REC Ltd.	3,216,824	6,673,016
Reliance Industries Ltd.	10,779,595	332,606,808
SBI Cards & Payment Services Ltd.(a)	882,512	13,768,618
SBI Life Insurance Co. Ltd.(c)	1,670,744	27,215,152

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Shree Cement Ltd.	39,533	$15,285,483
Shriram Transport Finance Co. Ltd.	739,346	13,653,473
Siemens Ltd.	272,736	8,475,116
State Bank of India	6,717,746	39,064,769
Sun Pharmaceutical Industries Ltd.	3,178,066	34,516,383
Tata Consultancy Services Ltd.	3,487,525	180,536,786
Tata Consumer Products Ltd.	2,297,884	27,190,087
Tata Motors Ltd.(a)	6,285,991	24,755,137
Tata Steel Ltd.	2,662,786	52,709,032
Tech Mahindra Ltd.	2,390,238	47,292,951
Titan Co. Ltd.	1,342,070	35,256,597
Torrent Pharmaceuticals Ltd.	193,143	8,209,391
Trent Ltd.	723,646	9,962,318
UltraTech Cement Ltd.	388,365	41,604,892
United Spirits Ltd.(a)	1,152,505	11,262,844
UPL Ltd.	1,898,893	19,222,693
Vedanta Ltd.	4,314,451	17,824,945
Wipro Ltd.	5,188,943	45,502,835
Yes Bank Ltd.(a)	41,532,888	6,139,506

		3,599,036,431

Indonesia — 1.2%
Adaro Energy Tbk PT	56,380,500	4,976,854
Aneka Tambang Tbk	32,232,400	5,397,212
Astra International Tbk PT	76,805,400	28,118,081
Bank Central Asia Tbk PT	41,791,600	95,929,020
Bank Mandiri Persero Tbk PT	70,390,200	30,091,147
Bank Negara Indonesia Persero Tbk PT	28,159,076	10,640,303
Bank Rakyat Indonesia Persero Tbk PT	209,399,910	57,586,009
Barito Pacific Tbk PT	108,764,900	8,113,970
Charoen Pokphand Indonesia Tbk PT	28,752,145	12,887,567
Gudang Garam Tbk PT	1,631,800	3,778,642
Indah Kiat Pulp & Paper Tbk PT	10,548,000	5,837,344
Indocement Tunggal Prakarsa Tbk PT	5,753,700	4,533,612
Indofood CBP Sukses Makmur Tbk PT	8,502,400	5,024,210
Indofood Sukses Makmur Tbk PT	16,412,800	7,100,018
Kalbe Farma Tbk PT	78,817,615	7,428,758
Merdeka Copper Gold Tbk PT(a)	41,425,600	8,185,940
Sarana Menara Nusantara Tbk PT	88,793,000	8,340,696
Semen Indonesia Persero Tbk PT	11,514,800	7,457,192
Telkom Indonesia Persero Tbk PT	185,623,000	44,297,351
Tower Bersama Infrastructure Tbk PT	29,963,900	6,571,153
Unilever Indonesia Tbk PT	27,253,600	7,738,306
United Tractors Tbk PT	6,352,353	8,929,264

		378,962,649

Kuwait — 0.6%
Agility Public Warehousing Co. KSC	4,563,766	15,161,963
Boubyan Bank KSCP(a)	5,159,496	13,434,936
Kuwait Finance House KSCP	17,626,676	48,419,137
Mabanee Co. KPSC	2,203,741	5,657,759
Mobile Telecommunications Co. KSCP	7,517,947	15,262,932
National Bank of Kuwait SAKP	25,551,039	79,506,047

		177,442,774

Malaysia — 1.3%
AMMB Holdings Bhd	6,707,975	4,889,383
Axiata Group Bhd	10,817,900	10,778,259
CIMB Group Holdings Bhd	24,000,600	28,353,854
Dialog Group Bhd	15,047,812	9,627,443
DiGi.Com Bhd	12,253,000	12,949,788
Fraser & Neave Holdings Bhd	563,000	3,780,014

Security	Shares	Value

Malaysia (continued)
Genting Bhd	7,904,100	$9,602,046
Genting Malaysia Bhd	11,385,500	8,137,685
HAP Seng Consolidated Bhd	2,452,400	5,013,421
Hartalega Holdings Bhd(b)	6,452,800	11,455,777
Hong Leong Bank Bhd	2,518,100	11,618,272
Hong Leong Financial Group Bhd	979,200	4,294,658
IHH Healthcare Bhd	6,585,500	10,131,742
IOI Corp. Bhd	8,496,220	8,420,598
Kossan Rubber Industries(b)	4,893,500	3,649,230
Kuala Lumpur Kepong Bhd	1,772,200	9,106,132
Malayan Banking Bhd	14,348,800	28,987,372
Malaysia Airports Holdings Bhd(a)	4,126,900	6,581,994
Maxis Bhd	9,304,400	10,497,387
MISC Bhd	4,776,400	8,287,355
Nestle Malaysia Bhd	277,000	8,977,349
Petronas Chemicals Group Bhd	9,266,100	18,493,943
Petronas Dagangan Bhd	1,113,000	5,355,902
Petronas Gas Bhd	2,900,800	11,723,224
PPB Group Bhd	2,539,760	11,314,976
Press Metal Aluminium Holdings Bhd	12,240,400	15,900,447
Public Bank Bhd	54,519,750	54,821,399
QL Resources Bhd	4,307,600	5,761,428
RHB Bank Bhd	6,316,225	8,500,040
Sime Darby Bhd	10,120,573	5,740,629
Sime Darby Plantation Bhd	8,154,973	7,905,831
Supermax Corp. Bhd(b)	5,653,702	4,488,145
Telekom Malaysia Bhd	4,323,400	6,366,542
Tenaga Nasional Bhd	8,166,750	20,552,071
Top Glove Corp. Bhd(b)	20,168,400	19,406,688
Westports Holdings Bhd	3,781,900	4,002,973

		415,473,997

Mexico — 2.0%
America Movil SAB de CV, Series L, NVS	129,500,900	127,476,239
Arca Continental SAB de CV	1,630,536	10,503,010
Becle SAB de CV	1,908,900	4,865,395
Cemex SAB de CV, CPO, NVS(a)	57,679,473	47,386,542
Coca-Cola Femsa SAB de CV	1,973,893	11,427,233
Fibra Uno Administracion SA de CV	11,993,600	13,645,377
Fomento Economico Mexicano SAB de CV	7,337,500	63,887,105
Gruma SAB de CV, Class B	795,330	9,083,093
Grupo Aeroportuario del Pacifico SAB de CV, Class B	1,442,500	16,798,043
Grupo Aeroportuario del Sureste SAB de CV, Class B(a)	785,265	14,092,465
Grupo Bimbo SAB de CV, Series A(b)	6,056,000	15,323,935
Grupo Carso SAB de CV, Series A1	1,861,341	6,327,114
Grupo Financiero Banorte SAB de CV, Class O	9,796,956	64,672,397
Grupo Financiero Inbursa SAB de CV, Class O(a)	8,977,000	8,595,285
Grupo Mexico SAB de CV, Series B	11,823,388	55,072,593
Grupo Televisa SAB, CPO	9,108,900	24,010,415
Industrias Penoles SAB de CV(a)	542,513	7,687,402
Kimberly-Clark de Mexico SAB de CV, Class A	5,790,900	10,227,207
Megacable Holdings SAB de CV, CPO	1,176,060	4,094,895
Orbia Advance Corp. SAB de CV	4,132,434	11,798,136
Promotora y Operadora de Infraestructura SAB de CV	797,130	5,953,470
Telesites SAB de CV(a)	4,950,000	4,552,206
Wal-Mart de Mexico SAB de CV	19,673,100	69,997,995
		607,477,552

S C H E D U L E O F I N V E S T M E N T S	21

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pakistan — 0.0%
Habib Bank Ltd.	2,457,141	$1,849,318
Lucky Cement Ltd.(a)	355,888	1,775,874
MCB Bank Ltd.	1,743,032	1,731,308

		5,356,500

Peru — 0.2%
Cia. de Minas Buenaventura SAA, ADR(a)	833,491	6,251,182
Credicorp Ltd.(a)	249,392	26,592,669
Southern Copper Corp.	327,747	20,513,685

		53,357,536

Philippines — 0.6%
Aboitiz Equity Ventures Inc.	7,854,220	6,773,501
Ayala Corp.	1,101,686	17,549,471
Ayala Land Inc.	29,754,600	20,185,281
Bank of the Philippine Islands	5,749,274	9,614,866
BDO Unibank Inc.	7,466,611	16,494,081
Globe Telecom Inc.	112,880	6,171,530
GT Capital Holdings Inc.	382,362	4,144,720
International Container Terminal Services Inc.	3,873,470	14,496,241
JG Summit Holdings Inc.	11,831,493	15,434,450
Jollibee Foods Corp.	1,717,909	6,968,322
Manila Electric Co.	827,410	4,687,988
Metro Pacific Investments Corp.	53,891,500	4,167,412
Metropolitan Bank & Trust Co.	6,677,665	6,066,944
PLDT Inc.	296,303	8,701,406
SM Investments Corp.	956,147	19,327,528
SM Prime Holdings Inc.	37,382,825	25,502,535
Universal Robina Corp.	3,514,350	10,652,542

		196,938,818

Poland — 0.8%
Allegro.eu SA(a)(b)(c)	1,341,255	24,866,524
Bank Polska Kasa Opieki SA(a)	700,160	19,579,077
CD Projekt SA(b)	258,453	11,478,061
Cyfrowy Polsat SA	1,023,983	9,774,243
Dino Polska SA(a)(c)	187,243	15,868,590
KGHM Polska Miedz SA	530,753	24,720,995
LPP SA	4,547	16,590,848
Orange Polska SA(a)(b)	2,513,885	5,434,505
PGE Polska Grupa Energetyczna SA(a)	3,185,934	8,388,327
Polski Koncern Naftowy ORLEN SA	1,099,955	21,326,557
Polskie Gornictwo Naftowe i Gazownictwo SA	6,439,300	10,591,645
Powszechna Kasa Oszczednosci Bank Polski SA(a)	3,303,210	36,259,816
Powszechny Zaklad Ubezpieczen SA(a)	2,215,587	23,479,870
Santander Bank Polska SA(a)	136,300	10,755,914

		239,114,972

Qatar — 0.7%
Barwa Real Estate Co.	7,231,386	5,997,909
Commercial Bank PSQC (The)	8,070,720	13,188,365
Industries Qatar QSC	6,207,525	21,587,739
Masraf Al Rayan QSC	13,468,156	16,584,603
Mesaieed Petrochemical Holding Co.	17,638,328	9,542,073
Ooredoo QPSC	3,092,004	5,784,851
Qatar Electricity & Water Co. QSC	2,049,594	9,210,616
Qatar Fuel QSC	1,862,260	9,216,995
Qatar Gas Transport Co. Ltd.	9,093,194	7,615,849
Qatar International Islamic Bank QSC	2,255,495	5,860,014
Qatar Islamic Bank SAQ	4,408,309	21,832,762
Qatar National Bank QPSC	16,602,863	86,137,181

		212,558,957

Security	Shares	Value

Russia — 3.3%
Alrosa PJSC	9,937,350	$19,782,008
Gazprom PJSC	44,624,385	186,068,060
Inter RAO UES PJSC	122,414,600	7,713,574
LUKOIL PJSC	1,572,605	134,475,112
Magnit PJSC, GDR	1,284,425	19,549,973
Mail.Ru Group Ltd., GDR(a)	424,722	8,586,291
MMC Norilsk Nickel PJSC	239,234	78,584,311
Mobile TeleSystems PJSC, ADR	1,629,184	15,281,746
Moscow Exchange MICEX-RTS PJSC	5,494,390	13,747,538
Novatek PJSC, GDR	346,714	82,175,984
Novolipetsk Steel PJSC	5,761,700	19,426,469
PhosAgro PJSC, GDR	538,613	10,610,676
Polymetal International PLC	1,337,135	26,730,041
Polyus PJSC	128,327	23,154,951
Rosneft Oil Co. PJSC	4,364,767	31,796,961
Sberbank of Russia PJSC	40,625,491	182,294,538
Severstal PAO	813,334	19,093,127
Surgutneftegas PJSC	27,143,070	12,526,178
Tatneft PJSC	5,319,327	35,169,057
VTB Bank PJSC(a)	12,153,551,998	8,789,673
X5 Retail Group NV, GDR	456,550	15,189,953
Yandex NV, Class A(a)	1,152,300	87,913,440

		1,038,659,661

Saudi Arabia — 3.1%
Abdullah Al Othaim Markets Co.	147,630	4,538,501
Advanced Petrochemical Co.	402,984	7,692,872
Al Rajhi Bank	4,644,169	149,823,886
Alinma Bank	3,786,404	23,123,401
Almarai Co. JSC	950,169	14,701,991
Arab National Bank	2,255,626	13,764,945
Bank AlBilad(a)	1,464,957	16,692,534
Bank Al-Jazira	1,657,026	8,178,314
Banque Saudi Fransi	2,266,814	24,477,022
Bupa Arabia for Cooperative Insurance Co.	232,927	10,371,080
Co for Cooperative Insurance (The)	223,604	5,454,919
Dar Al Arkan Real Estate Development Co.(a)	2,050,954	5,571,865
Dr Sulaiman Al Habib Medical Services Group Co.	208,749	10,216,890
Emaar Economic City(a)	1,464,264	4,989,280
Etihad Etisalat Co.	1,444,871	12,327,265
Jarir Marketing Co.	219,508	12,676,289
Mobile Telecommunications Co.(a)	1,545,883	5,968,055
Mouwasat Medical Services Co.	185,150	9,675,367
National Industrialization Co.(a)	1,376,958	7,662,443
National Petrochemical Co.	453,429	5,742,362
Rabigh Refining & Petrochemical Co.(a)	881,416	5,784,923
Riyad Bank	5,149,562	36,932,631
SABIC Agri-Nutrients Co.	787,723	26,332,406
Sahara International Petrochemical Co.	1,396,771	12,400,268
Saudi Arabian Mining Co.(a)	1,671,426	32,436,704
Saudi Arabian Oil Co.(c)	7,967,954	74,672,350
Saudi Basic Industries Corp.	3,388,703	111,100,265
Saudi British Bank (The)	3,081,525	28,303,660
Saudi Cement Co.	279,520	4,672,702
Saudi Electricity Co.	3,071,892	22,356,583
Saudi Industrial Investment Group	832,050	7,960,652
Saudi Kayan Petrochemical Co.(a)	2,911,400	14,450,656
Saudi National Bank (The)	8,298,138	134,515,368
Saudi Telecom Co.	2,266,512	81,574,309
Savola Group (The)	991,786	10,616,740

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Saudi Arabia (continued)
Yanbu National Petrochemical Co.	963,451	$17,414,968

		975,174,466

South Africa — 3.2%
Absa Group Ltd.(a)	2,724,199	29,502,669
African Rainbow Minerals Ltd.	446,441	7,965,482
Anglo American Platinum Ltd.	203,384	23,068,674
AngloGold Ashanti Ltd.	1,568,774	26,579,828
Aspen Pharmacare Holdings Ltd.(a)	1,479,847	19,978,507
Bid Corp. Ltd.(a)	1,281,959	28,229,794
Bidvest Group Ltd. (The)	1,071,541	15,108,901
Capitec Bank Holdings Ltd.	308,502	40,302,504
Clicks Group Ltd.	946,028	19,704,344
Discovery Ltd.(a)(b)	1,590,549	14,122,474
Exxaro Resources Ltd.	984,622	12,506,504
FirstRand Ltd.	18,871,263	80,336,914
Gold Fields Ltd.	3,376,623	32,068,922
Growthpoint Properties Ltd.	12,087,482	12,881,110
Harmony Gold Mining Co. Ltd.	2,120,875	7,911,131
Impala Platinum Holdings Ltd.	3,016,428	46,213,780
Kumba Iron Ore Ltd.	247,028	11,093,859
Mr. Price Group Ltd.	974,684	14,622,021
MTN Group Ltd.(a)	6,426,506	58,987,128
MultiChoice Group	1,442,509	11,409,984
Naspers Ltd., Class N(b)	819,432	141,384,000
Nedbank Group Ltd.(a)	1,419,707	18,080,771
NEPI Rockcastle PLC	1,638,281	11,829,570
Northam Platinum Ltd.(a)	1,384,708	19,079,014
Old Mutual Ltd.	17,934,257	18,963,613
Rand Merchant Investment Holdings Ltd.	3,177,566	6,913,617
Reinet Investments SCA	572,817	11,083,499
Remgro Ltd.	1,953,155	16,243,742
Sanlam Ltd.	7,119,531	31,583,002
Sasol Ltd.(a)	2,137,027	32,850,283
Shoprite Holdings Ltd.	1,884,940	23,856,551
Sibanye Stillwater Ltd.	10,691,663	43,665,310
SPAR Group Ltd. (The)	714,898	10,218,348
Standard Bank Group Ltd.	4,858,017	49,619,279
Tiger Brands Ltd.	625,519	8,006,815
Vodacom Group Ltd.	2,370,191	23,438,805
Woolworths Holdings Ltd.(a)	3,799,807	16,572,113

		995,982,862

South Korea — 12.2%
Alteogen Inc.(a)	106,016	7,752,132
Amorepacific Corp.(b)	121,564	23,810,139
AMOREPACIFIC Group	115,414	5,742,258
BGF retail Co. Ltd.	31,976	4,914,292
Celltrion Healthcare Co. Ltd.(a)	319,439	33,966,065
Celltrion Inc.(a)	364,881	91,960,326
Celltrion Pharm Inc.(a)(b)	62,075	9,231,448
Cheil Worldwide Inc.	265,475	5,280,517
CJ CheilJedang Corp.	31,668	12,382,905
CJ Corp.	55,061	4,809,480
CJ ENM Co. Ltd.	40,429	5,324,812
CJ Logistics Corp.(a)	32,850	4,840,335
Coway Co. Ltd.	206,170	13,901,081
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)(b)	149,952	3,615,486
DB Insurance Co. Ltd.	179,403	9,070,555
Doosan Bobcat Inc.(a)	198,972	7,414,185

Security	Shares	Value

South Korea (continued)
Doosan Heavy Industries & Construction Co. Ltd.(a)	1,019,189	$18,324,782
Douzone Bizon Co. Ltd.	75,161	5,516,016
Ecopro BM Co. Ltd.	41,446	11,453,101
E-MART Inc.	74,957	11,548,995
Fila Holdings Corp.	191,272	7,391,688
Green Cross Corp.(b)	22,079	7,314,624
GS Engineering & Construction Corp.	234,714	9,033,584
GS Holdings Corp.	186,904	6,836,295
Hana Financial Group Inc.	1,130,557	43,779,645
Hankook Tire & Technology Co. Ltd.	289,872	11,629,481
Hanmi Pharm Co. Ltd.	25,518	6,792,327
Hanon Systems	727,847	10,309,522
Hanwha Solutions Corp.(a)(b)	463,358	16,230,320
HLB Inc.(a)(b)	347,335	16,606,464
HMM Co. Ltd.(a)(b)	977,467	35,324,166
Hotel Shilla Co. Ltd.	118,674	9,167,254
HYBE Co. Ltd.(a)(b)	51,381	12,794,855
Hyundai Engineering & Construction Co. Ltd.	286,079	13,656,290
Hyundai Glovis Co. Ltd.	70,339	11,733,970
Hyundai Heavy Industries Holdings Co. Ltd.	183,530	10,311,515
Hyundai Mobis Co. Ltd.	250,773	59,860,241
Hyundai Motor Co.	529,293	96,713,066
Hyundai Steel Co.	329,824	14,448,265
Industrial Bank of Korea	916,039	8,118,302
Kakao Corp.	1,176,127	156,931,657
KakaoBank Corp.(a)	196,060	14,187,273
Kangwon Land Inc.(a)	377,058	8,995,617
KB Financial Group Inc.	1,486,466	67,619,384
Kia Corp.	996,772	72,916,980
Korea Aerospace Industries Ltd.	278,004	7,854,805
Korea Electric Power Corp.	939,475	19,411,883
Korea Investment Holdings Co. Ltd.	158,678	12,994,237
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	148,402	15,119,522
Korea Zinc Co. Ltd.	33,825	15,492,143
Korean Air Lines Co. Ltd.(a)	628,777	16,938,863
KT&G Corp.	421,127	29,618,598
Kumho Petrochemical Co. Ltd.	69,337	11,592,603
LG Chem Ltd.	173,426	113,005,435
LG Corp.	326,951	26,817,185
LG Display Co. Ltd.(a)(b)	879,683	15,474,656
LG Electronics Inc.	402,883	49,204,759
LG Household & Health Care Ltd.	34,912	43,991,920
LG Innotek Co. Ltd.	54,037	9,988,355
LG Uplus Corp.	766,852	9,278,250
Lotte Chemical Corp.	63,641	13,687,467
Lotte Shopping Co. Ltd.	40,842	3,779,122
Meritz Securities Co. Ltd.	1,135,212	5,236,479
Mirae Asset Securities Co. Ltd.	1,076,491	8,162,656
NAVER Corp.	466,014	176,450,089
NCSoft Corp.	62,266	35,411,120
Netmarble Corp.(b)(c)	81,048	8,997,795
NH Investment & Securities Co. Ltd.	475,485	5,417,711
Orion Corp./Republic of Korea	90,476	9,857,316
Pan Ocean Co. Ltd.(b)	1,045,240	7,463,567
Pearl Abyss Corp.(a)(b)	116,401	9,461,076
POSCO	279,474	80,441,051
POSCO Chemical Co. Ltd.(b)	116,159	15,519,673
S-1 Corp.	64,790	4,587,743

S C H E D U L E O F I N V E S T M E N T S	23

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Samsung Biologics Co. Ltd.(a)(c)	62,640	$52,067,309
Samsung C&T Corp.	316,850	36,245,555
Samsung Electro-Mechanics Co. Ltd.	213,092	33,815,139
Samsung Electronics Co. Ltd.	18,020,691	1,189,694,110
Samsung Engineering Co. Ltd.(a)	601,843	11,563,651
Samsung Fire & Marine Insurance Co. Ltd.	114,955	22,376,085
Samsung Heavy Industries Co. Ltd.(a)(b)	1,782,821	9,665,262
Samsung Life Insurance Co. Ltd.	260,758	16,718,996
Samsung SDI Co. Ltd.	208,699	142,246,469
Samsung SDS Co. Ltd.	128,259	19,038,099
Samsung Securities Co. Ltd.	239,138	10,168,302
Seegene Inc.(b)	137,538	7,789,705
Shin Poong Pharmaceutical Co. Ltd.(b)	122,720	7,455,327
Shinhan Financial Group Co. Ltd.	1,639,968	54,633,284
Shinsegae Inc.	27,376	6,332,694
SK Biopharmaceuticals Co. Ltd.(a)	104,327	11,267,816
SK Bioscience Co. Ltd.(a)	67,241	18,181,080
SK Chemicals Co. Ltd.(b)	29,501	6,850,551
SK Hynix Inc.	2,064,715	189,046,179
SK IE Technology Co. Ltd.(a)(c)	53,925	9,650,643
SK Inc.	118,777	26,910,360
SK Innovation Co. Ltd.(a)	192,830	41,337,399
SK Telecom Co. Ltd.	32,685	8,403,612
SKC Co. Ltd.(b)	78,699	10,771,920
S-Oil Corp.	171,997	14,044,544
Woori Financial Group Inc.	1,878,080	18,170,187
Yuhan Corp.(b)	187,935	10,113,359

		3,785,375,411

Taiwan — 14.5%
Accton Technology Corp.(b)	1,917,000	19,421,798
Acer Inc.(b)	11,109,121	10,082,225
Advantech Co. Ltd.(b)	1,491,455	20,766,265
Airtac International Group(b)	485,000	14,763,090
ASE Technology Holding Co. Ltd.(b)	12,500,110	57,562,662
Asia Cement Corp.(b)	7,937,077	12,847,751
ASMedia Technology Inc.(b)	108,000	8,055,778
Asustek Computer Inc.(b)	2,653,968	30,981,853
AU Optronics Corp.(b)	31,004,000	19,547,812
Catcher Technology Co. Ltd.(b)	2,541,210	15,284,186
Cathay Financial Holding Co. Ltd.	29,124,710	62,547,601
Chailease Holding Co. Ltd.	4,982,889	47,801,908
Chang Hwa Commercial Bank Ltd.	19,134,369	11,384,236
Cheng Shin Rubber Industry Co. Ltd.	6,927,128	9,300,284
China Development Financial Holding Corp.(b)	51,097,848	26,114,228
China Life Insurance Co. Ltd.	7,637,679	7,948,065
China Steel Corp.(b)	44,763,313	61,489,703
Chunghwa Telecom Co. Ltd.	14,091,410	57,003,128
Compal Electronics Inc.	15,568,908	12,847,962
CTBC Financial Holding Co. Ltd.	67,318,772	55,796,148
Delta Electronics Inc.	7,371,000	71,800,525
E.Sun Financial Holding Co. Ltd.(b)	44,642,644	42,794,187
Eclat Textile Co. Ltd.	721,427	14,499,606
Evergreen Marine Corp. Taiwan Ltd.	9,565,810	46,695,865
Far Eastern New Century Corp.	10,781,038	11,672,138
Far EasTone Telecommunications Co. Ltd.	5,828,000	12,966,002
Feng TAY Enterprise Co. Ltd.	1,541,137	11,995,304
First Financial Holding Co. Ltd.	38,569,901	31,854,776
Formosa Chemicals & Fibre Corp.	13,417,090	40,642,713
Formosa Petrochemical Corp.(b)	4,402,000	15,517,654
Formosa Plastics Corp.	14,529,280	53,647,274

Security	Shares	Value

Taiwan (continued)
Foxconn Technology Co. Ltd.(b)	3,533,637	$8,427,330
Fubon Financial Holding Co. Ltd.	24,941,969	76,398,160
Giant Manufacturing Co. Ltd.	1,168,203	14,118,917
Globalwafers Co. Ltd.(b)	830,000	25,937,574
Hiwin Technologies Corp.(b)	995,803	11,663,750
Hon Hai Precision Industry Co. Ltd.	47,104,873	188,104,288
Hotai Motor Co. Ltd.(b)	1,141,000	23,934,250
Hua Nan Financial Holdings Co. Ltd.	32,882,327	24,778,157
Innolux Corp.(b)	34,467,002	21,349,151
Inventec Corp.(b)	9,651,281	8,443,101
Largan Precision Co. Ltd.(b)	379,000	36,541,511
Lite-On Technology Corp.	8,228,246	18,143,371
MediaTek Inc.(b)	5,725,338	185,656,806
Mega Financial Holding Co. Ltd.(b)	40,067,162	47,389,074
Micro-Star International Co. Ltd.	2,587,000	12,137,743
momo.com Inc.	172,000	10,643,910
Nan Ya Plastics Corp.	19,722,160	63,733,123
Nan Ya Printed Circuit Board Corp.(b)	868,000	13,135,335
Nanya Technology Corp.(b)	4,696,000	11,197,978
Nien Made Enterprise Co. Ltd.	633,000	9,437,825
Novatek Microelectronics Corp.(b)	2,214,000	35,728,628
Oneness Biotech Co. Ltd.(a)(b)	863,000	6,010,031
Pegatron Corp.(b)	7,383,414	17,242,449
Phison Electronics Corp.	604,535	9,265,099
Pou Chen Corp.	8,743,220	10,384,815
Powertech Technology Inc.	2,861,300	11,595,362
President Chain Store Corp.	2,194,000	22,590,661
Quanta Computer Inc.(b)	10,060,000	28,450,291
Realtek Semiconductor Corp.	1,783,637	35,549,145
Ruentex Development Co. Ltd.	3,429,687	8,565,191
Shanghai Commercial & Savings Bank Ltd. (The)(b)	13,367,318	21,694,993
Shin Kong Financial Holding Co. Ltd.(b)	41,825,149	14,331,127
SinoPac Financial Holdings Co. Ltd.	40,080,626	20,581,352
Synnex Technology International Corp.	5,191,834	10,070,451
Taishin Financial Holding Co. Ltd.	38,297,877	26,721,326
Taiwan Cement Corp.(b)	18,428,725	32,176,373
Taiwan Cooperative Financial Holding Co. Ltd.	35,055,975	28,243,921
Taiwan High Speed Rail Corp.	7,142,000	7,779,562
Taiwan Mobile Co. Ltd.	6,136,600	22,364,429
Taiwan Semiconductor Manufacturing Co. Ltd.	93,079,000	2,041,708,452
Unimicron Technology Corp.(b)	4,608,000	24,421,367
Uni-President Enterprises Corp.(b)	18,137,839	47,272,527
United Microelectronics Corp.(b)	44,784,000	101,477,435
Vanguard International Semiconductor Corp.(b)	3,506,000	18,649,018
Walsin Technology Corp.(b)	1,187,000	7,695,839
Wan Hai Lines Ltd.	2,096,000	18,753,696
Win Semiconductors Corp.(b)	1,287,000	15,273,665
Winbond Electronics Corp.(b)	11,501,000	12,189,540
Wistron Corp.(b)	9,986,940	9,863,677
Wiwynn Corp.(b)	298,000	10,403,365
WPG Holdings Ltd.	6,179,449	10,779,245
Yageo Corp.(b)	1,410,861	24,290,033
Yang Ming Marine Transport Corp.(a)	5,985,000	28,668,279
Yuanta Financial Holding Co. Ltd.	36,365,980	32,759,333
Zhen Ding Technology Holding Ltd.	2,489,075	8,896,046

		4,509,250,804

Thailand — 1.7%
Advanced Info Service PCL, NVDR	4,381,800	25,550,050
Airports of Thailand PCL, NVDR(b)	15,904,300	31,423,370

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand (continued)
Asset World Corp. PCL, NVDR(a)(b)	29,989,500	$4,028,571
B Grimm Power PCL, NVDR	3,088,800	4,429,212
Bangkok Commercial Asset Management PCL, NVDR(b)	6,768,800	3,903,494
Bangkok Dusit Medical Services PCL, NVDR	35,990,400	26,107,135
Bangkok Expressway & Metro PCL, NVDR(b)	29,177,600	7,826,843
Berli Jucker PCL, NVDR(b)	4,494,900	5,050,924
BTS Group Holdings PCL, NVDR(b)	28,513,900	8,313,536
Bumrungrad Hospital PCL, NVDR	1,660,900	6,845,872
Carabao Group PCL, NVDR	1,066,200	4,629,279
Central Pattana PCL, NVDR	7,732,100	12,871,046
Central Retail Corp. PCL, NVDR	6,909,734	7,331,414
Charoen Pokphand Foods PCL, NVDR(b)	14,617,100	12,247,032
CP ALL PCL, NVDR	21,722,200	43,792,552
Delta Electronics Thailand PCL, NVDR	1,195,800	21,652,804
Electricity Generating PCL, NVDR	1,023,600	5,743,859
Energy Absolute PCL, NVDR(b)	5,798,100	11,771,881
Global Power Synergy PCL, NVDR(b)	2,698,800	6,964,757
Gulf Energy Development PCL, NVDR	11,009,700	14,251,065
Home Product Center PCL, NVDR	23,900,314	10,589,819
Indorama Ventures PCL, NVDR(b)	6,653,780	9,019,262
Intouch Holdings PCL, NVDR	4,795,825	12,718,210
Krung Thai Bank PCL, NVDR	12,645,500	4,386,591
Krungthai Card PCL, NVDR(b)	3,360,200	6,900,372
Land & Houses PCL, NVDR	30,435,900	7,689,172
Minor International PCL, NVDR(a)	12,128,220	12,318,172
Muangthai Capital PCL, NVDR	2,862,000	5,741,665
Osotspa PCL, NVDR	3,485,100	3,943,704
PTT Exploration & Production PCL, NVDR	5,220,139	18,014,906
PTT Global Chemical PCL, NVDR	8,592,230	17,039,026
PTT Oil & Retail Business PCL, NVDR(b)	10,988,900	10,297,689
PTT PCL, NVDR	37,581,600	44,509,154
Ratch Group PCL, NVDR(b)	3,041,500	4,456,903
SCG Packaging PCL, NVDR	4,708,500	10,222,133
Siam Cement PCL (The), NVDR	2,924,500	38,987,662
Siam Commercial Bank PCL (The), NVDR	3,114,700	10,275,366
Sri Trang Gloves Thailand PCL, NVDR(b)	3,650,500	4,190,445
Srisawad Corp. PCL, NVDR(b)	2,937,200	6,531,325
Thai Oil PCL, NVDR	4,489,800	6,909,602
Thai Union Group PCL, NVDR	11,087,100	6,845,057
True Corp. PCL, NVDR(b)	43,886,701	4,520,347

		520,841,278

Turkey — 0.3%
Akbank TAS	11,362,781	8,047,470
Aselsan Elektronik Sanayi Ve Ticaret AS	2,595,304	4,958,742
BIM Birlesik Magazalar AS	1,738,518	15,019,842
Enka Insaat ve Sanayi AS	2	2
Eregli Demir ve Celik Fabrikalari TAS	5,353,737	12,110,613
Ford Otomotiv Sanayi AS	278,113	5,745,183
KOC Holding AS	2,758,901	7,641,644
Turkcell Iletisim Hizmetleri AS	4,328,140	8,558,399
Turkiye Garanti Bankasi AS	8,621,307	10,225,917
Turkiye Is Bankasi AS, Class C	5,549,556	3,841,705
Turkiye Petrol Rafinerileri AS(a)	489,040	5,970,427
Turkiye Sise ve Cam Fabrikalari AS	5,257,840	5,626,739

		87,746,683

United Arab Emirates — 0.8%
Abu Dhabi Commercial Bank PJSC	10,509,533	21,487,441
Abu Dhabi Islamic Bank PJSC	5,051,423	7,753,942

Security	Shares	Value

United Arab Emirates (continued)
Abu Dhabi National Oil Co. for Distribution PJSC	9,446,441	$11,621,122
Aldar Properties PJSC	14,774,003	16,683,705
Dubai Islamic Bank PJSC	6,671,087	9,257,736
Emaar Properties PJSC	13,347,707	15,231,739
Emirates NBD Bank PJSC	9,639,955	36,348,468
Emirates Telecommunications Group Co. PJSC	6,614,331	42,497,097
First Abu Dhabi Bank PJSC	16,514,213	76,430,753

		237,312,003

Total Common Stocks — 97.8% (Cost: $21,230,009,483)		30,304,272,897

Preferred Stocks

Brazil — 1.3%
Alpargatas SA, Preference Shares, NVS(a)	741,296	8,597,417
Banco Bradesco SA, Preference Shares, NVS	18,078,191	80,937,209
Bradespar SA, Preference Shares, NVS	861,917	10,526,429
Braskem SA, Class A, Preference Shares, NVS(a)	717,088	9,151,512
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	996,372	7,277,978
Cia. Energetica de Minas Gerais, Preference Shares, NVS	3,966,688	10,363,959
Cia. Paranaense de Energia, Preference Shares, NVS	2,156,532	2,852,688
Gerdau SA, Preference Shares, NVS	4,409,275	24,149,197
Itau Unibanco Holding SA, Preference Shares, NVS	18,294,848	109,469,056
Itausa SA, Preference Shares, NVS	17,097,509	38,223,719
Petroleo Brasileiro SA, Preference Shares, NVS	17,984,276	94,568,048

		396,117,212

Chile — 0.1%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares, NVS	521,712	27,291,542

Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	1,823,420	15,190,531

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, NVS	25,346,200	13,369,876

South Korea — 0.7%
Hyundai Motor Co.
Preference Shares, NVS	88,013	7,760,563
Series 2, Preference Shares, NVS	122,436	10,456,891
LG Chem Ltd., Preference Shares, NVS	29,370	8,737,540
LG Household & Health Care Ltd., Preference Shares, NVS	7,955	4,710,531
Samsung Electronics Co. Ltd., Preference Shares, NVS	3,123,068	190,402,421

		222,067,946

Total Preferred Stocks — 2.2% (Cost: $403,617,633)		674,037,107

Warrants

Thailand — 0.0%
BTS Group Holdings PCL (Expires 07/22/22)(a)	10,031,350	3

Total Warrants — 0.0% (Cost: $0)		3

S C H E D U L E O F I N V E S T M E N T S	25

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 3.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(e)(f)(g)	930,136,317	$930,601,386
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	25,200,000	25,200,000

		955,801,386

Total Short-Term Investments — 3.1% (Cost: $955,499,221)		955,801,386

Total Investments in Securities — 103.1% (Cost: $22,589,126,337)		31,934,111,393

Other Assets, Less Liabilities — (3.1)%		(950,809,481)

Net Assets — 100.0%		$30,983,301,912

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$765,984,334	$164,938,265	(a)	$—		$(120,243)	$(200,970)	$930,601,386	930,136,317	$13,112,698	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	251,040,000	—		(225,840,000	)(a)	—	—	25,200,000	25,200,000	54,875		—

						$(120,243)	$(200,970)	$955,801,386		$13,167,573		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended August 31, 2021, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$52,438,977

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(22,025,639)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$75,241,221

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$5,793,277,978	$24,507,143,317	$3,851,602	$30,304,272,897
Preferred Stocks	438,599,285	235,437,822	—	674,037,107
Warrants	—	3	—	3
Money Market Funds	955,801,386	—	—	955,801,386

	$7,187,678,649	$24,742,581,142	$3,851,602	$31,934,111,393

See notes to financial statements

S C H E D U L E O F I N V E S T M E N T S	27

Statements of Assets and Liabilities

August 31, 2020

	iShares Currency Hedged MSCI Emerging Markets ETF	iShares MSCI Emerging Markets ETF (Consolidated)

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$—	$30,978,310,007
Affiliated(c)	203,287,841	955,801,386
Cash	3,809	5,573,983
Foreign currency, at value(d)	96	66,674,681
Cash pledged:
Futures contracts	—	778,000
Receivables:
Investments sold	918,868	241,798,582
Securities lending income — Affiliated	—	4,271,538
Variation margin on futures contracts	—	189,864
Loans	—	6,958,000
Dividends	—	36,690,022
Tax reclaims	—	501,916
Unrealized appreciation on:
Forward foreign currency exchange contracts	572,935	—

Total assets	204,783,549	32,297,547,979

LIABILITIES
Cash received:
Collateral — OTC derivatives	270,000	—
Collateral on securities loaned, at value	—	929,860,112
Deferred foreign capital gain tax	—	109,498,234
Payables:
Investments purchased	—	249,871,676
Bank borrowings	—	6,958,209
Investment advisory fees	—	17,565,177
Foreign taxes	—	492,659
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,333,905	—

Total liabilities	1,603,905	1,314,246,067

NET ASSETS	$203,179,644	$30,983,301,912

NET ASSETS CONSIST OF:
Paid-in capital	$184,182,918	$34,230,436,389
Accumulated earnings (loss)	18,996,726	(3,247,134,477)

NET ASSETS	$203,179,644	$30,983,301,912

Shares outstanding	6,490,000	589,500,000

Net asset value	$31.31	$52.56

Shares authorized	250 million	4 billion

Par value	$0.001	$0.001

(a) Securities loaned, at value	$—	$870,870,352

(b) Investments, at cost — Unaffiliated	$—	$21,633,627,116

(c) Investments, at cost — Affiliated	$174,442,252	$955,499,221

(d) Foreign currency, at cost	$96	$66,208,712

See notes to financial statements.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2021

	iShares Currency Hedged MSCI Emerging Markets ETF	iShares MSCI Emerging Markets ETF (Consolidated)

INVESTMENT INCOME
Dividends — Unaffiliated	$—	$684,228,534
Dividends — Affiliated	2,864,128	54,875
Securities lending income — Affiliated — net(a)	—	13,112,698
Foreign taxes withheld	—	(77,003,307)
Foreign withholding tax claims	—	1,228,232

Total investment income	2,864,128	621,621,032

EXPENSES
Investment advisory fees	1,588,160	198,629,100
Commitment fees	—	27,692
Professional fees	—	128,153
Miscellaneous	173	173
Mauritius income taxes	—	266,746
Interest expense	—	30,824

Total expenses	1,588,333	199,082,688

Less:
Investment advisory fees waived	(1,588,160)	—

Total expenses after fees waived	173	199,082,688

Net investment income	2,863,955	422,538,344

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(b)	—	(587,609,642)
Investments — Affiliated	(203,766)	(120,243)
In-kind redemptions — Affiliated	6,508,911	—
Futures contracts	—	52,438,977
Forward foreign currency exchange contracts	(5,098,556)	—
Foreign currency transactions	—	(5,493,308)

Net realized gain (loss)	1,206,589	(540,784,216)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(c)	—	4,872,127,790
Investments — Affiliated	22,969,061	(200,970)
Futures contracts	—	(22,025,639)
Forward foreign currency exchange contracts	(498,695)	—
Foreign currency translations	—	1,159,729

Net change in unrealized appreciation (depreciation)	22,470,366	4,851,060,910

Net realized and unrealized gain	23,676,955	4,310,276,694

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,540,910	$4,732,815,038

(a) Net of securities lending income tax paid of	$—	$621,172
(b) Net of foreign capital gain tax and capital gain tax refund, if applicable	$—	$129,292
(c) Net of increase in deferred foreign capital gain tax of	$—	$(104,746,205)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Statements of Changes in Net Assets

	iShares Currency Hedged MSCI Emerging Markets ETF		iShares MSCI Emerging Markets ETF (Consolidated)
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,863,955	$4,929,111	$422,538,344	$588,773,031
Net realized gain (loss)	1,206,589	5,520,378	(540,784,216)	(263,347,103)
Net change in unrealized appreciation (depreciation)	22,470,366	13,195,959	4,851,060,910	2,229,619,028

Net increase in net assets resulting from operations	26,540,910	23,645,448	4,732,815,038	2,555,044,956

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,865,230)	(4,943,833)	(421,960,887)	(724,261,397)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(4,122,036)	(15,451,158)	2,647,877,164	(2,437,787,553)

NET ASSETS
Total increase (decrease) in net assets	19,553,644	3,250,457	6,958,731,315	(607,003,994)
Beginning of year	183,626,000	180,375,543	24,024,570,597	24,631,574,591

End of year	$203,179,644	$183,626,000	$30,983,301,912	$24,024,570,597

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Emerging Markets ETF
	Year Ended 08/31/21		Year Ended 08/31/20		Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17

Net asset value, beginning of year	$27.41		$24.38		$25.70	$25.57	$21.72

Net investment income(a)	0.44		0.71		0.55	0.60	0.36
Net realized and unrealized gain (loss)(b)	3.92		3.03		(1.27)	0.12	3.83

Net increase (decrease) from investment operations	4.36		3.74		(0.72)	0.72	4.19

Distributions(c)
From net investment income	(0.46)		(0.71)		(0.60)	(0.59)	(0.34)

Total distributions	(0.46)		(0.71)		(0.60)	(0.59)	(0.34)

Net asset value, end of year	$31.31		$27.41		$24.38	$25.70	$25.57

Total Return(d)
Based on net asset value	15.96%		15.49%		(2.72)%	2.77%	19.55%

Ratios to Average Net Assets
Total expenses(e)	0.78%		0.78%		0.78%	0.78%	0.78%

Total expenses after fees waived(e)	0.00	%(f)	0.00	%(f)	0.00%	0.00%	0.00%

Net investment income	1.41%		2.84%		2.22%	2.25%	1.56%

Supplemental Data
Net assets, end of year (000)	$203,180		$183,626		$180,376	$344,328	$393,757

Portfolio turnover rate(g)(h)	6%		9%		7%	7%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)

The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested (“acquired fund fees and expenses”). This ratio does not include these acquired fund fees and expenses.

(f)	Rounds to less than 0.01%.
(g)	Portfolio turnover rate excludes in-kind transactions.
(h)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets ETF (Consolidated)
	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18		Year Ended 08/31/17

Net asset value, beginning of year	$44.56	$40.22	$43.24	$44.76		$36.74

Net investment income(a)	0.75	0.98	0.90	0.83	(b)	0.75
Net realized and unrealized gain (loss)(c)	8.01	4.52	(3.02)	(1.36)		7.86

Net increase (decrease) from investment operations	8.76	5.50	(2.12)	(0.53)		8.61

Distributions(d)
From net investment income	(0.76)	(1.16)	(0.90)	(0.99)		(0.59)

Total distributions	(0.76)	(1.16)	(0.90)	(0.99)		(0.59)

Net asset value, end of year	$52.56	$44.56	$40.22	$43.24		$44.76

Total Return(e)
Based on net asset value	19.72%	13.82%	(4.87)%	(1.28	)%(b)	23.80%

Ratios to Average Net Assets
Total expenses	0.69%	0.70%	0.68%	0.67%		0.69%

Total expenses excluding professional fees for foreign withholding tax claims	0.68%	0.70%	0.68%	0.67%		0.69%

Net investment income	1.45%	2.38%	2.16%	1.78	%(b)	1.92%

Supplemental Data
Net assets, end of year (000)	$30,983,302	$24,024,571	$24,631,575	$31,149,012		$35,891,890

Portfolio turnover rate(f)	9%	19%	15%	16%		9%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2018:
•	Net investment income per share by $0.02.
•	Total return by 0.07%.
•	Ratio of net investment income to average net assets by 0.04%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations. (e) Where applicable, assumes the reinvestment of distributions.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Currency Hedged MSCI Emerging Markets	Diversified
MSCI Emerging Markets	Diversified

Currently the iShares Currency Hedged MSCI Emerging Markets ETF seeks to achieve its investment objective by investing a substantial portion of its assets in the iShares MSCI Emerging Markets ETF (the “underlying fund”). The financial statements, including the accounting policies, and Schedule of Investments for the underlying fund are included in this report and should be read in conjunction with the financial statements of the iShares Currency Hedged MSCI Emerging Markets ETF.

Basis of Consolidation: The accompanying consolidated financial statements for the iShares MSCI Emerging Markets ETF includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (the “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The net assets of the Subsidiary as of period end were $3,511,422,747, which is 11.3% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, the currency hedged fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

The iShares MSCI Emerging Markets ETF has conducted its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius, have the place of effective management outside of India, and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (continued)

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, the Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the Financial Services Commission (the “FSC”), the Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against the Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by the Subsidiary and are disclosed in its Consolidated Statements of Operations. Any dividends paid by the Subsidiary to its Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. There can be no assurance, however, that the DTAA will remain in effect during the Subsidiary’s existence or that it will continue to enjoy its benefits on the shares acquired prior to April 1, 2017.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
MSCI Emerging Markets
Barclays Bank PLC	$4,902,700	$4,894,747		$—	$(7,953	)(b)
Barclays Capital, Inc.	5,124,663	5,124,663		—	—
BNP Paribas SA	308,677	295,206		—	(13,471	)(b)
BofA Securities, Inc.	52,309,463	52,309,463		—	—
Citadel Clearing LLC	174,250	171,303		—	(2,947	)(b)
Citigroup Global Markets Ltd.	6,213,332	6,213,332		—	—
Citigroup Global Markets, Inc.	68,246,917	68,246,917		—	—
Credit Suisse Securities (USA) LLC	4,420,165	4,420,165		—	—
Deutsche Bank Securities, Inc.	122,112	112,584		—	(9,528	)(b)
Goldman Sachs & Co. LLC	76,429,328	76,429,328		—	—
Goldman Sachs International	61,871,577	61,871,577		—	—
HSBC Bank PLC	49,926,577	49,926,577		—	—
J.P. Morgan Securities LLC	63,832,078	62,723,934		—	(1,108,144	)(b)
J.P. Morgan Securities PLC	73,893,666	73,893,666		—	—
Jefferies LLC	128,610	125,869		—	(2,741	)(b)
Macquarie Bank Ltd.	19,610,822	19,610,822		—	—
Morgan Stanley	316,764,729	316,764,729		—	—
Nomura Securities International, Inc.	113,109	113,109		—	—
SG AMERICAS Securities LLC	2,007,822	2,007,822		—	—
State Street Bank & Trust Co.	2,492,901	2,449,292		—	(43,609	)(b)
UBS AG	6,374,044	6,354,077		—	(19,967	)(b)
UBS Europe SE	2,521,972	2,521,972		—	—
UBS Securities LLC	52,059,405	50,334,360		—	(1,725,045	)(b)
Wells Fargo Bank N.A.	991,121	975,183		—	(15,938	)(b)
Wells Fargo Securities LLC	30,312	30,022		—	(290	)(b)

	$870,870,352	$867,920,719		$—	$(2,949,633)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of August 31, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to the following Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

iShares ETF	Investment Advisory Fee
Currency Hedged MSCI Emerging Markets	0.78%

For its investment advisory services to the iShares MSCI Emerging Markets ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $14 billion	0.75%
Over $14 billion, up to and including $28 billion	0.68
Over $28 billion, up to and including $42 billion	0.61
Over $42 billion, up to and including $56 billion	0.54
Over $56 billion, up to and including $70 billion	0.47
Over $70 billion, up to and including $84 billion	0.41
Over $84 billion	0.35

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and any other fund expenses are a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

For the iShares Currency Hedged MSCI Emerging Markets ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2025 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Emerging Markets ETF (“EEM”), after taking into account any fee waivers by EEM.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended August 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived
Currency Hedged MSCI Emerging Markets	$1,588,160

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Emerging Markets	$3,308,178

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Emerging Markets	$161,001,094	$117,493,816	$(28,563,149)

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.   PURCHASES AND SALES

For the year ended August 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Currency Hedged MSCI Emerging Markets	$11,257,951	$16,988,241
MSCI Emerging Markets	4,862,172,144	2,677,563,854

For the year ended August 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI Emerging Markets	$41,277,462	$45,426,242
MSCI Emerging Markets	657,675,620	—

8.   INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Currency Hedged MSCI Emerging Markets	$6,495,582	$(6,495,582)

The tax character of distributions was as follows:

iShares ETF	Year Ended 08/31/21	Year Ended 08/31/20
Currency Hedged MSCI Emerging Markets
Ordinary income	$2,865,230	$4,943,833

MSCI Emerging Markets
Ordinary income	$421,960,887	$724,261,397

As of August 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
Currency Hedged MSCI Emerging Markets	$—	$(8,227,708)	$27,224,434		$18,996,726
MSCI Emerging Markets	193,290,851	(11,976,796,425)	8,536,371,097		(3,247,134,477)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain foreign currency contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

As of August 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Currency Hedged MSCI Emerging Markets	$175,668,162	$29,784,249	$(2,559,815)	$27,224,434
MSCI Emerging Markets	23,289,199,795	11,913,136,959	(3,268,225,361)	8,644,911,598

9.   LINE OF CREDIT

The iShares MSCI Emerging Markets ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Fund, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

Effective August 13, 2021, the iShares Currency Hedged MSCI Emerging Markets ETF and iShares MSCI Emerging Markets ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended August 31, 2021, the iShares Currency Hedged MSCI Emerging Markets ETF did not borrow under the Credit Agreement or Syndicated Credit Agreement. For the year ended August 31, 2021, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Credit Agreement and Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
MSCI Emerging Markets	$68,534,000	$2,697,416	1.12%

Effective August 26, 2021, iShares MSCI Emerging Markets ETF, along with certain other iShares funds (“Mauritius Participating Funds”), is a party to a $750,000,000 unsecured and uncommitted line of credit (“Uncommitted Liquidity Facility”) with State Street Bank and Trust Company, which may be used solely to facilitate trading associated with the closure of the Fund’s Mauritius subsidiary. The Uncommitted Liquidity Facility has interest at a rate equal to the higher of (a) the U.S. Federal Funds rate (not less than zero) plus 1.25% per annum or (b) the Overnight Bank Funding rate (not less than zero) plus 1.25% per annum on amounts borrowed. Each Mauritius Participating Fund will be removed from the Uncommitted Liquidity Facility once trading out of its holdings in the Mauritius subsidiary is complete. During the year ended August 31, 2021, the Fund did not borrow under the Uncommitted Liquidity Facility.

10.   PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.   CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/21		Year Ended 08/31/20
iShares ETF	Shares	Amount	Shares	Amount
Currency Hedged MSCI Emerging Markets
Shares sold	1,320,000	$41,187,291	1,750,000	$43,700,195
Shares redeemed	(1,530,000)	(45,309,327)	(2,450,000)	(59,151,353)

Net decrease	(210,000)	$(4,122,036)	(700,000)	$(15,451,158)

MSCI Emerging Markets
Shares sold	50,400,000	$2,647,877,164	91,350,000	$4,015,282,149
Shares redeemed	—	—	(164,700,000)	(6,453,069,702)

Net increase (decrease)	50,400,000	$2,647,877,164	(73,350,000)	$(2,437,787,553)

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.   FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the iShares MSCI Emerging Markets ETF is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

13.   SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

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Notes to Financial Statements  (continued)

The Board has approved the transfer of assets that are invested in India from MSCI Emerging Markets’s wholly-owned Mauritius subsidiary to MSCI Emerging Markets through on-exchange transactions in India. Effective September 17, 2021 the Fund started transferring its assets and is expected to be completed in the fourth quarter of 2021. MSCI Emerging Markets will incur transaction costs from the transfer. After the transfer is completed, MSCI Emerging Markets will make new investments in India directly.

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and Shareholders of iShares Currency Hedged MSCI

Emerging Markets ETF and iShares MSCI Emerging Markets ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Currency Hedged MSCI Emerging Markets ETF and iShares MSCI Emerging Markets ETF (two of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2021:

iShares ETF	Qualified Dividend Income
Currency Hedged MSCI Emerging Markets	$2,091,869
MSCI Emerging Markets	371,376,664

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Currency Hedged MSCI Emerging Markets	$3,067,587	$510,359
MSCI Emerging Markets	682,634,425	76,479,393

I M P O R T A N T T A X I N F O R M A T I O N	45

Board Review and Approval of Investment Advisory Contract

iShares Currency Hedged MSCI Emerging Markets ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Emerging Markets ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	47

Board Review and Approval of Investment Advisory Contract  (continued)

service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	49

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Currency Hedged MSCI Emerging Markets(a)	$0.441301	$—	$0.014801	$0.456102	97%	—%	3%	100%
MSCI Emerging Markets(a)	0.735044	—	0.024661	0.759705	97	—	3	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Emerging Markets ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

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Supplemental Information (unaudited) (continued)

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020 is USD 2.19 million. This figure is comprised of fixed remuneration of USD 1.02 million and variable remuneration of USD 1.17 million. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 358.09 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 28.91 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	51

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of August 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (64)	Director (since 2009)	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002)	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011)

Salim Ramji(b) (51)	Director (since 2019)	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014)	Trustee of iShares Trust (since 2019); Trustee of iShares U.S. ETF Trust (since 2019)

(a)  Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

(b)  Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (72)	Director (since 2005); Independent Board Chair (since 2016)	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020)	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019)

Jane D. Carlin (65)	Director (since 2015); Risk Committee Chair (since 2016)	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012)	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016)

Richard L. Fagnani (66)	Director (since 2017); Audit Committee Chair (since 2019)	Partner, KPMG LLP (2002-2016)	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017)

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Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (66)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019)	Chief Investment Officer, Santa Clara University (since 2002)	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011)

Drew E. Lawton (62)	Director (since 2017); 15(c) Committee Chair (since 2017)	Senior Managing Director of New York Life Insurance Company (2010-2015)	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017)

John E. Martinez (60)	Director (since 2003); Securities Lending Committee Chair (since 2019)	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016)	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011)

Madhav V. Rajan (57)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019)	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016)	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011)

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019)	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006)

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020)	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006)

Deepa Damre Smith (46)	Secretary (since 2019)	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013)

Scott Radell (52)	Executive Vice President (since 2012)	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009)

Alan Mason (60)	Executive Vice President (since 2016)	Managing Director, BlackRock, Inc. (since 2009)

Marybeth Leithead (58)	Executive Vice President (since 2019)	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016)

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	53

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

Counterparty Abbreviations

MS	Morgan Stanley & Co. International PLC

Currency Abbreviations

BRL	Brazilian Real

CLP	Chilean Peso

CNY	Chinese Yuan

EUR	Euro

HKD	Hong Kong Dollar

INR	Indian Rupee

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

RUB	Russian Ruble

THB	Thai Baht

TRY	Turkish Lira

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	55

Want to know more?

iShares.com     |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-805-0821

AUGUST 31, 2021

2021 Annual Report

iShares, Inc.

•  iShares ESG Aware MSCI EM ETF | ESGE | NASDAQ

•  iShares MSCI Emerging Markets ex China ETF | EMXC | NASDAQ

•  iShares MSCI Emerging Markets Min Vol Factor ETF | EEMV | Cboe BZX

•  iShares MSCI Emerging Markets Multifactor ETF | EMGF | Cboe BZX

•  iShares MSCI Global Min Vol Factor ETF | ACWV | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2023 and reducing bond purchasing beginning in late 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries and Asian fixed income offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.52%	31.17%

U.S. small cap equities (Russell 2000® Index)	3.81	47.08

International equities (MSCI Europe, Australasia, Far East Index)	10.31	26.12

Emerging market equities (MSCI Emerging Markets Index)	(0.98)	21.12

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.36	(4.12)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.49	(0.08)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.50	3.44

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.82	10.14

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets advanced significantly during the 12 months ended August 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 28.64% in U.S. dollar terms for the reporting period. Stocks continued to recover from the initial impact of the coronavirus pandemic, nearing all-time highs by the end of the reporting period. Reopening economies led to a substantial global economic expansion, and the development and distribution of COVID-19 vaccines bolstered investors’ optimism. Nonetheless, vaccination rates varied considerably across countries, and the spread of the more contagious Delta variant led to increased cases and renewed restrictions toward the end of the reporting period. Inflation also rose in many parts of the world amid supply chain constraints and elevated consumer spending.

Equity markets in the U.S. advanced strongly, helped by fiscal and monetary stimulus and an ongoing mass vaccination program. Congress passed two fiscal stimulus bills during the reporting period, providing significant relief in the form of direct payments to individuals, tax credits, aid to state and local governments, and assistance for homeowners and renters. Personal incomes rose significantly following the stimulus payments, and consumer spending recovered, surpassing pre-pandemic levels. Increased consumer spending and the easing of pandemic-related restrictions helped the U.S. economy continue to grow following a significant rebound in the third quarter of 2020, as activity recovered from the pandemic-induced recession in the first half of 2020. The economy grew at a brisk pace for the rest of the reporting period, finally exceeding pre-pandemic output levels in the second quarter of 2021. The U.S. Federal Reserve Bank’s (“the Fed”) action also played a notable role in the recovery. Monetary policy remained accommodative, with short-term interest rates maintained near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond-buying program for U.S. Treasuries and mortgage-backed securities.

Stocks in Europe also posted strong gains, despite a recovery that trailed other major economies. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased, and Eurozone countries enacted a deal for a collective €750 billion of stimulus spending. However, a new wave of coronavirus cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020 and first quarter of 2021, even as much of the world was returning to growth. Although the initial vaccine rollout trailed in many European countries, the pace of vaccinations accelerated late in the reporting period, and economic growth resumed in the second quarter of 2021.

Asia-Pacific regional stocks also posted a solid advance amid a sharp rebound in economic activity. Continued economic growth in China helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. Japanese and Australian stocks benefited from a sharp rise in exports amid resurgent global trade. Emerging market stocks advanced overall, aided by economic recovery and rising prices for many commodities. However, investor concerns about increased government regulatory activity weighed on Chinese stocks late in the reporting period. Relatively slow vaccination rollouts in parts of Asia also prompted concerns, particularly as the Delta variant spread.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® ESG Aware MSCI EM ETF

Investment Objective

The iShares ESG Aware MSCI EM ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities that have positive environmental, social and governance characteristics as identified by the index provider while exhibiting risk and return characteristics similar to those of the parent index, as represented by the MSCI Emerging Markets Extended ESG Focus Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	22.30%	10.96%	13.02%	22.30%	68.18%	88.51%
Fund Market	21.59	10.85	12.92	21.59	67.34	87.57
Index	23.43	11.50	13.68	23.43	72.33	94.10

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/28/16. The first day of secondary market trading was 6/30/16.

Index performance through May 31, 2018 reflects the performance of the MSCI Emerging Markets ESG Focus Index. Index performance beginning on June 1, 2018 reflects the performance of the MSCI Emerging Markets Extended ESG Focus Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,003.20	$ 1.26		$ 1,000.00	$ 1,023.90	$ 1.28		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2021 (continued)	iShares® ESG Aware MSCI EM ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the reporting period as the global economy recovered from the effects of the coronavirus pandemic. For many investors, the threat to public health from the coronavirus underscored the importance of a reporting system that accounts for the effects of company behavior on global social and environmental well-being. Many countries continued to advance measures to address climate issues, including China, which announced a major emissions trading program after pledging to reach carbon neutrality by 2060. Taiwan pledged to reach carbon neutrality by 2050, partly to prepare its export-driven economy for expected carbon border taxes, such as those recently proposed by the European Commission. India’s 2021 stimulus package advanced green recovery goals, including spending billions on battery and solar development.

In this environment, emerging market stocks with positive ESG characteristics posted a notable advance for the reporting period, driven by the information technology sector. Taiwanese stocks contributed the most to the Index’s performance as surging global demand for semiconductors and electronics reinvigorated the local economy and drove robust earnings. In South Korea, robust sales of consumer electronics drove record revenues in the technology hardware and equipment industry. Indian software and services companies benefited as businesses increased technology spending on cloud services, cybersecurity measures, and automation processes.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI Emerging Markets Index, while tracking it relatively closely. Relative to the broader market, the ESG selection process can lead to overweight stocks with higher ESG ratings and underweight stocks with lower ESG characteristics in order to maximize overall portfolio ESG score while maintaining similar risk and return levels to the broad market index. Consequently, the Index achieved an ESG quality score that was 52.4% higher than the broader market. The Index held an overweight position in Taiwan and an underweight position in China. Stock selection and the underweight position in China were the largest contributors to the Index’s relative performance, while stock selection in Brazil detracted.

Portfolio Information

ALLOCATION BY SECTOR

Percent of
Sector	Total Investments(a)

Financials	23.4%
Information Technology	21.7
Consumer Discretionary	14.9
Communication Services	9.9
Materials	6.6
Consumer Staples	6.6
Energy	5.0
Industrials	4.5
Health Care	4.5
Real Estate	1.6
Utilities	1.3

TEN LARGEST GEOGRAPHIC ALLOCATION

Percent of
Country/Geographic Region	Total Investments(a)

China	32.2%
Taiwan	16.1
South Korea	12.9
India	11.4
Brazil	4.3
South Africa	4.0
Russia	3.6
Malaysia	2.6
Saudi Arabia	2.4
Thailand	2.3

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Emerging Markets ex China ETF

Investment Objective

The iShares MSCI Emerging Markets ex China ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities, excluding China, as represented by the MSCI Emerging Markets ex China Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	38.66%	7.91%	38.66%	36.87%
Fund Market	37.79	7.92	37.79	36.93
Index	40.65	8.48	40.65	39.84

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/18/17. The first day of secondary market trading was 7/20/17.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)

$ 1,000.00	$ 1,090.70	$ 1.26		$ 1,000.00	$ 1,024.00	$ 1.22		0.24%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	7

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Emerging Markets ex China ETF

Portfolio Management Commentary

Emerging markets stocks outside of China advanced sharply during the reporting period, bolstered by recovering economies and rapidly improving corporate profits, even as Chinese markets retreated amid a series of regulatory changes. Taiwanese stocks contributed the most to the Index’s performance as high global demand for semiconductors and electronics reinvigorated the local economy and drove robust earnings and guidance in the information technology sector. Amid pandemic-related restrictions imposed by governments to limit the spread of the coronavirus, demand sharply increased for chips used in computers for online work and education. Sales and revenues of Taiwanese chip manufacturers rose to record highs, supported by demand for chips used in mobile devices. As production and supply chain disruptions constrained chip supply, prices rose, driving robust sales. Strong demand for automotive technologies also benefited chip manufacturers.

Indian stocks were also significant contributors to the Index’s return. In the financials sector, bank stocks led the advance, benefiting from increased retail lending, reduced provisioning costs, and the Central Bank of India’s efforts to provide liquidity to the banking industry. Analysts viewed the departure of a major global financial services firm from the region as a meaningful growth opportunity for Indian banks, particularly in the credit card and higher-net-worth client markets. Indian information technology stocks also advanced, led by the software and services industry. Corporate technology spending increased as more employees worked from home, prompting companies to adopt cloud services, strengthen cybersecurity measures, and improve automation processes.

The information technology sector also drove contribution from South Korea. In the technology hardware and equipment industry, revenues rose due to sharply increasing sales of tablets, computers, and consumer electronics for use at home during pandemic-related restrictions. Demand for smartphones rose as restrictions eased and new models with 5G technology were introduced. Amid the microchip shortage, demand for chips in products such as automobiles, appliances, and servers exceeded supply, leading to higher prices and solid profit margins for chipmakers.

Portfolio Information

ALLOCATION BY SECTOR

Percent of
Sector	Total Investments(a)

Information Technology	28.6%
Financials	22.0
Materials	11.9
Energy	7.3
Communication Services	6.9
Consumer Staples	6.4
Consumer Discretionary	6.2
Industrials	4.6
Health Care	3.4
Utilities	1.8
Real Estate	0.9

TEN LARGEST GEOGRAPHIC ALLOCATION

Percent of
Country/Geographic Region	Total Investments(a)

Taiwan	22.2%
South Korea	19.7
India	17.5
Brazil	7.6
Russia	5.2
South Africa	4.9
Saudi Arabia	4.8
Mexico	3.0
Thailand	2.6
Malaysia	2.0

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Emerging Markets Min Vol Factor ETF

Investment Objective

The iShares MSCI Emerging Markets Min Vol Factor ETF (the “Fund”) seeks to track the investment results of an index composed of emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader emerging equity markets, as represented by the MSCI Emerging Markets Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	17.04%	6.28%	5.25%	17.04%	35.62%	65.75%
Fund Market	17.48	6.31	5.23	17.48	35.81	65.46
Index	18.34	6.72	5.58	18.34	38.42	70.81

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,031.80	$ 1.28		$ 1,000.00	$ 1,023.90	$ 1.28		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	9

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Emerging Markets Min Vol Factor ETF

Portfolio Management Commentary

Lower volatility emerging market stocks advanced for the reporting period amid a global economic recovery. Indian stocks contributed the most to the Index’s return, particularly in the information technology sector, led by the software and services industry. Corporate technology spending increased as more employees worked from home amid the coronavirus pandemic, prompting companies to adopt cloud services, strengthen cybersecurity measures, and improve automation processes. India’s largest information technology services companies signed significant new deals tied to these digital transformations and announced new-hire programs to meet growing client demand. The Indian consumer staples sector was another solid contributor, as strong domestic consumer spending drove earnings gains in the household and personal products industry.

Taiwanese stocks contributed strongly to the Index’s return, as surging global demand for electronics and semiconductors reinvigorated the local economy and drove robust earnings in the information technology sector. Amid pandemic-related restrictions imposed by governments to limit the spread of the coronavirus, demand sharply increased for both industrial and personal computers, benefiting the technology hardware and equipment industry. Resurgent demand also affected the semiconductors industry, as production disruptions and supply chain challenges constrained the supply of chips, leading to higher prices and boosting revenues. The financials sector was another source of strength, as higher interest income and overseas profit supported Taiwanese banks.

Saudi Arabian stocks also contributed, driven by the financials sector. The Saudi economy is highly sensitive to oil prices, which rose substantially during the reporting period, supporting Saudi economic growth. Banks posted higher earnings amid signs of the economic turnaround, increased income from financing and investment, and growth in mortgages.

In terms of relative performance, the Index significantly underperformed the broader market, as measured by the MSCI Emerging Markets Index. Stocks with low-volatility characteristics trailed the broader market during the ongoing recovery from the pandemic-related global recession. Looking at countries, stock selection in Taiwan and South Korea drove underperformance. Underweight positioning in Russia, Thailand, and Mexico also weighed on relative performance. Underweight positioning in China and an overweight position in Saudi Arabian stocks bolstered relative returns. Turning to sectors, stock selection in the financials sector and both an underweight to and positioning within the materials sector detracted from the Index’s relative return, as did stock selection in the industrials sector. An underweight position and stock selection within the consumer discretionary sector and stock selection in the communication services sector benefited relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Percent of
Sector	Total Investments(a)

Financials	20.3%
Communication Services	17.2
Information Technology	16.0
Consumer Staples	10.9
Consumer Discretionary	10.4
Health Care	9.2
Materials	6.2
Utilities	3.8
Industrials	3.5
Energy	2.1
Real Estate	0.4

TEN LARGEST GEOGRAPHIC ALLOCATION

Percent of
Country/Geographic Region	Total Investments(a)

China	27.9%
Taiwan	17.2
India	15.2
Saudi Arabia	8.6
South Korea	8.3
Thailand	5.5
Malaysia	4.1
United Arab Emirates	2.2
Qatar	2.0
Philippines	2.0

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Emerging Markets Multifactor ETF

Investment Objective

The iShares MSCI Emerging Markets Multifactor ETF (the “Fund”) seeks to track the investment results of an index composed of stocks of large- and mid-capitalization companies in emerging markets that have favorable exposure to target style factors subject to constraints, as represented by the MSCI Emerging Markets Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	23.97%	10.04%	10.72%	23.97%	61.34%	79.35%
Fund Market	22.78	9.98	10.64	22.78	60.92	78.60
Index	25.78	10.65	11.27	25.78	65.83	84.38

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/8/15. The first day of secondary market trading was 12/10/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,060.70	$ 2.34		$ 1,000.00	$ 1,022.90	$ 2.29		0.45%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	11

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Emerging Markets Multifactor ETF

Portfolio Management Commentary

Emerging market stocks with exposure to target factors advanced significantly for the reporting period amid the global economic recovery. Taiwanese stocks contributed the most to the Index’s performance as surging global demand for semiconductors and electronics reinvigorated the local economy and drove robust earnings and guidance in the information technology sector. Amid pandemic-related restrictions imposed by governments to limit the spread of the coronavirus, demand sharply increased for semiconductors used in computers for online work and education. Sales and revenue of Taiwanese semiconductors manufacturers rose to record highs, bolstered by demand for chips used in mobile devices, cryptocurrency mining machines, and automobiles. Higher prices boosted revenue as supply chain challenges and production disruptions, including pandemic-related factory shutdowns and water shortages due to a drought in Taiwan, constrained the supply of semiconductors. Strong demand for personal computers also benefited companies in the technology hardware and equipment industry.

Indian stocks also contributed significantly to the Index’s return, particularly the software and services industry in the information technology sector. Corporate technology spending increased as more employees worked from home, prompting companies to adopt cloud services, strengthen cybersecurity measures, and improve automation processes. India’s largest information technology services companies signed significant new deals tied to these digital transformations and announced new-hire programs to meet growing client demand. South Korea also contributed, led by the consumer discretionary sector, as automakers’ sales grew amid robust demand despite production constraints due to semiconductor shortages.

For the reporting period, the Index outperformed the broader market, as represented by the MSCI Emerging Markets Index. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, exposure to value, momentum, and quality contributed to the Index’s performance, while size detracted.

From a country perspective, stock selection in China, particularly in the consumer discretionary sector, was the most significant driver of outperformance. The Index’s position in China decreased during the reporting period, most notably in the communication services sector, although it remained overweight. Both stock selection and an overweight position in India, where the Index’s position increased during the reporting period, added to relative performance. In particular, positioning in the Indian information technology sector was beneficial. In contrast, stock selection in Brazil detracted from relative performance, notably from an underweight to the Brazilian materials sector.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Information Technology	26.7%
Consumer Discretionary	20.7
Financials	13.1
Materials	11.8
Health Care	7.2
Industrials	6.1
Communication Services	5.7
Utilities	3.0
Consumer Staples	2.6
Real Estate	2.1
Energy	1.0

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

China	39.8%
India	15.9
Taiwan	15.1
South Korea	11.4
South Africa	5.5
Saudi Arabia	4.5
Brazil	2.0
Cyprus	1.3
Qatar	0.8
United Arab Emirates	0.8

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2021	iShares® MSCI Global Min Vol Factor ETF

Investment Objective

The iShares MSCI Global Min Vol Factor ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed and emerging equity markets, as represented by the MSCI ACWI Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	16.63%	9.52%	10.40%	16.63%	57.55%	165.56%
Fund Market	16.72	9.51	10.39	16.72	57.49	165.38
Index	16.65	9.32	10.16	16.65	56.12	159.84

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/21)	Ending Account Value (08/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,143.00	$ 1.08		$ 1,000.00	$ 1,024.20	$ 1.02		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	13

Fund Summary as of August 31, 2021 (continued)	iShares® MSCI Global Min Vol Factor ETF

Portfolio Management Commentary

Lower volatility global stocks advanced during the reporting period amid a global economic recovery and coronavirus vaccination programs. Stocks in the U.S., which represented approximately 53% of the Index on average, contributed the most to the Index’s return. The information technology sector was the largest contributor to the Index’s return, led by the technology hardware and equipment industry. Stocks of communications equipment makers gained, buoyed by the Senate’s passage of a bipartisan bill for infrastructure spending, which called for substantial investment in broadband infrastructure. An increase in new clients and strong retention of existing customers drove gains among makers of back-office products in the information technology services industry.

Stocks in the U.S. healthcare sector also contributed to the Index’s performance, driven principally by the pharmaceuticals industry. Strong sales of drugs to treat diabetes bolstered revenues, and an announced plan to file for approval of an Alzheimer’s treatment buoyed stocks in the industry. Among biotechnology stocks, sales of asthma medication, drugs to treat macular degeneration, and large government orders for a coronavirus antibody treatment drove gains.

The U.S. financials and consumer discretionary sectors also advanced. Price increases for personal and casualty insurance and growing sales of insurance products to address cybersecurity risks helped stocks in the insurance industry, while car shortages supported auto part retailers, as drivers kept their cars in service longer.

Stocks from India were another source of strength, particularly in the information technology sector, led by the software and services industry. Corporate technology spending increased as more employees worked from home, prompting companies to adopt cloud services, strengthen cybersecurity measures, and improve automation processes.

In terms of relative performance, the Index significantly underperformed the broader market, as measured by the MSCI ACWI Index. Stocks with low-volatility characteristics trailed the broader market during the ongoing recovery from the pandemic-related global recession. Looking at countries, stock selection in the U.S. drove the majority of underperformance. Stock selection in Japan and Canada also negatively affected relative performance, while an overweight position in Indian stocks was beneficial. Turning to sectors, stock selection in the materials, financials, and communication services sectors detracted from the Index’s relative return. However, an underweight allocation to the consumer discretionary sector and stock selection in real estate contributed moderately to relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Information Technology	17.8%
Health Care	17.0
Communication Services	13.1
Consumer Staples	12.1
Financials	9.6
Utilities	7.6
Consumer Discretionary	7.5
Industrials	7.3
Materials	4.6
Real Estate	3.0
Energy	0.4

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	53.0%
Japan	10.8
Switzerland	6.8
Taiwan	4.5
China	4.1
India	3.7
Canada	3.1
Hong Kong	2.3
Denmark	1.6
Germany	1.3

(a)	Excludes money market funds.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	15

Schedule of Investments August 31, 2021	iShares® ESG Aware MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.1%
Globant SA(a)(b)	29,930	$9,645,840

Brazil — 3.2%
Adecoagro SA(a)	739,446	6,913,820
Atacadao SA	2,012,612	7,064,460
B3 SA - Brasil, Bolsa, Balcao	12,280,507	33,415,861
Banco do Brasil SA	4,464,780	26,275,094
Banco Santander Brasil SA	3,015,671	24,459,898
CCR SA	2,983,240	7,067,512
Cosan SA	1,936,216	8,256,665
CPFL Energia SA	2,103,348	11,812,723
Energisa SA	876,869	7,524,305
Localiza Rent a Car SA	2,103,471	22,561,016
Lojas Renner SA	1,716,693	12,635,827
Natura & Co. Holding SA(a)	1,845,009	18,418,691
Rumo SA(a)	1,967,975	7,124,718
Telefonica Brasil SA	1,188,670	10,052,707
Ultrapar Participacoes SA	5,640,848	15,752,658
WEG SA	1,067,001	7,337,850

		226,673,805

Chile — 0.6%
Banco Santander Chile	121,034,507	6,395,468
Cia. Cervecerias Unidas SA	749,420	7,563,492
Empresas COPEC SA	802,252	7,463,267
Enel Americas SA	138,174,719	19,416,187

		40,838,414

China — 32.1%
360 Security Technology Inc., Class A(a)	4,667,292	8,606,585
3SBio Inc.(a)(c)	8,800,000	9,803,444
AAC Technologies Holdings Inc.	1,646,000	9,124,870
Agricultural Bank of China Ltd., Class H	25,722,000	8,622,989
Alibaba Group Holding Ltd.(a)	12,683,368	265,584,558
Alibaba Health Information Technology Ltd.(a)	4,976,000	8,213,284
ANTA Sports Products Ltd.	510,000	10,475,839
Baidu Inc., ADR(a)	227,257	35,683,894
Bank of Hangzhou Co. Ltd., Class A	3,136,500	6,501,334
Baozun Inc., ADR(a)(b)	337,705	8,131,936
BeiGene Ltd., ADR(a)	37,298	11,498,973
Bilibili Inc., ADR(a)(b)	103,639	8,314,957
BOE Technology Group Co. Ltd., Class A	7,416,500	6,682,762
BYD Co. Ltd., Class A	263,455	11,343,533
BYD Co. Ltd., Class H	875,500	29,433,521
CanSino Biologics Inc., Class H(a)(c)	251,200	9,927,180
China Construction Bank Corp., Class A	7,197,900	6,520,622
China Construction Bank Corp., Class H	93,153,000	67,122,106
China Eastern Airlines Corp. Ltd., Class A(a)	11,730,838	8,541,578
China Everbright Environment Group Ltd.	15,467,666	10,693,803
China Feihe Ltd.(c)	3,571,000	6,452,888
China Galaxy Securities Co. Ltd., Class H	12,124,000	6,805,914
China Gas Holdings Ltd.	2,437,000	7,054,170
China International Capital Corp. Ltd., Class H(c)	4,254,400	9,892,635
China Lesso Group Holdings Ltd.	7,498,000	16,048,304
China Medical System Holdings Ltd.	6,331,000	12,426,233
China Mengniu Dairy Co. Ltd.	1,290,000	7,759,041
China Merchants Bank Co. Ltd., Class A	832,700	6,316,984
China Merchants Bank Co. Ltd., Class H	4,407,500	36,351,319
China Molybdenum Co. Ltd., Class H	23,538,000	18,363,559
China Resources Land Ltd.	1,842,000	6,841,776

Security	Shares	Value

China (continued)
China Resources Mixc Lifestyle Services Ltd.(c)	1,202,600	$6,316,493
China Vanke Co. Ltd., Class H	4,123,800	11,126,657
China Zheshang Bank Co. Ltd., Class A	11,973,800	6,585,502
CIFI Holdings Group Co. Ltd.	9,610,000	6,460,053
Contemporary Amperex Technology Co. Ltd., Class A	304,901	23,424,844
COSCO SHIPPING Holdings Co. Ltd., Class H(a)(b)	3,739,200	7,057,315
Country Garden Services Holdings Co. Ltd.	2,290,000	17,474,326
CSPC Pharmaceutical Group Ltd.	10,583,520	13,426,271
ENN Energy Holdings Ltd.	586,100	11,597,536
Everbright Securities Co. Ltd., Class A	2,760,897	6,796,845
Fosun International Ltd.	19,037,500	24,080,462
Fuyao Glass Industry Group Co. Ltd., Class H(b)(c)	1,114,800	6,860,262
Ganfeng Lithium Co. Ltd., Class A	424,250	14,478,006
Geely Automobile Holdings Ltd.	6,622,000	23,999,612
GEM Co. Ltd., Class A	3,711,817	7,734,452
Genscript Biotech Corp.(a)	1,688,000	8,025,165
GoerTek Inc., Class A	1,109,400	8,000,289
Great Wall Motor Co. Ltd., Class H	3,350,500	15,453,584
Greentown Service Group Co. Ltd.	6,150,000	6,579,020
Guangzhou Automobile Group Co. Ltd., Class H	7,337,200	7,387,233
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	1,362,600	6,219,691
Haitong Securities Co. Ltd., Class A	4,019,805	7,917,026
Haitong Securities Co. Ltd., Class H	8,799,600	8,130,202
HengTen Networks Group Ltd.(a)(b)	12,492,000	6,130,344
Hopson Development Holdings Ltd.	1,861,400	7,251,788
Huatai Securities Co. Ltd., Class A	3,052,500	7,747,553
Huatai Securities Co. Ltd., Class H(c)	5,797,800	8,316,486
Huaxia Bank Co. Ltd., Class A	13,597,038	11,792,428
Industrial & Commercial Bank of China Ltd., Class H	23,672,000	13,182,331
Industrial Bank Co. Ltd., Class A	3,880,268	11,114,915
Jafron Biomedical Co. Ltd., Class A	779,400	5,916,519
JD Health International Inc.(a)(c)	1,373,100	12,847,082
JD.com Inc., ADR(a)	565,799	44,449,169
Jinxin Fertility Group Ltd.(c)	5,778,000	9,181,463
KE Holdings Inc., ADR(a)	390,790	7,069,391
Kingboard Laminates Holdings Ltd.	3,542,500	6,966,214
Kingdee International Software Group Co. Ltd.(a)	6,506,000	23,690,777
Kingsoft Corp. Ltd.	1,437,000	5,764,360
Lee & Man Paper Manufacturing Ltd.	8,040,000	7,056,330
Lenovo Group Ltd.	22,558,000	24,882,204
Li Auto Inc., ADR(a)	786,874	24,282,932
Li Ning Co. Ltd.	1,617,000	21,683,599
LONGi Green Energy Technology Co. Ltd., Class A	668,300	9,263,349
Meituan, Class B(a)(c)	3,995,100	127,741,560
Microport Scientific Corp.	1,508,700	9,358,211
Ming Yuan Cloud Group Holdings Ltd.	1,923,000	6,681,974
MMG Ltd.(a)	18,608,000	9,019,944
NetEase Inc., ADR	389,034	37,899,692
NIO Inc., ADR(a)	1,248,692	49,086,083
Orient Securities Co. Ltd., Class A	2,713,432	6,289,096
Pharmaron Beijing Co. Ltd., Class H(c)	330,500	7,332,867
Pinduoduo Inc., ADR(a)	368,453	36,852,669
Ping An Insurance Group Co. of China Ltd., Class A	1,609,997	12,458,313
Ping An Insurance Group Co. of China Ltd., Class H	5,889,500	45,602,854
Shanghai Electric Group Co. Ltd., Class A	9,184,800	6,958,990
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	784,900	7,695,559
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	4,577,200	9,080,382
Shenzhen Inovance Technology Co. Ltd., Class A	1,012,972	11,159,449

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Shenzhen Investment Ltd.	44,718,000	$13,273,290
Shenzhou International Group Holdings Ltd.	625,800	13,564,916
Sunac Services Holdings Ltd.(a)(c)	2,620,000	6,821,645
Sungrow Power Supply Co. Ltd., Class A	772,867	18,823,976
Suning.com Co. Ltd., Class A(a)	9,497,407	7,769,743
Sunny Optical Technology Group Co. Ltd.	986,300	29,846,983
TCL Technology Group Corp., Class A	9,848,595	10,875,679
Tencent Holdings Ltd.	4,957,100	306,164,279
Tongcheng-Elong Holdings Ltd.(a)	4,452,000	10,378,428
Topchoice Medical Corp., Class A(a)	142,709	5,206,619
Trip.com Group Ltd., ADR(a)	254,937	7,773,029
Unisplendour Corp. Ltd., Class A	2,927,162	10,773,883
Vipshop Holdings Ltd., ADR(a)	672,924	9,952,546
Weimob Inc.(a)(c)	5,310,000	7,783,805
WuXi AppTec Co. Ltd., Class A	351,289	7,238,358
WuXi AppTec Co. Ltd., Class H(c)	347,180	6,923,826
Wuxi Biologics Cayman Inc., New(a)(c)	3,816,000	59,079,131
Xiaomi Corp., Class B(a)(c)	9,727,800	31,356,706
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	3,566,200	8,061,738
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	5,716,536	10,959,119
Xinyi Solar Holdings Ltd.	9,222,000	22,318,959
XPeng Inc., ADR(a)	563,450	23,946,625
Yadea Group Holdings Ltd.(c)	8,524,000	15,166,986
Yum China Holdings Inc.	334,466	20,589,727
Yunnan Baiyao Group Co. Ltd., Class A	470,600	6,466,969
Zai Lab Ltd., ADR(a)	65,085	9,404,782
Zhejiang Huayou Cobalt Co. Ltd., Class A	332,500	7,231,759
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(b)(c)	1,472,500	7,179,847
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	7,026,800	6,695,752

		2,283,707,419

Colombia — 0.2%
Bancolombia SA	808,260	6,662,679
Interconexion Electrica SA ESP	1,171,399	7,054,842

		13,717,521

Cyprus — 0.1%
TCS Group Holding PLC, GDR	120,617	10,705,151

Czech Republic — 0.1%
Moneta Money Bank AS(a)(c)	2,114,910	8,587,009

Greece — 0.4%
Alpha Services and Holdings SA(a)	4,899,084	6,799,792
OPAP SA	1,464,327	22,969,701

		29,769,493

Hungary — 0.5%
MOL Hungarian Oil & Gas PLC	4,675,434	38,333,959

India — 11.4%
Adani Green Energy Ltd.(a)	538,747	7,867,175
Adani Total Gas Ltd.	184,454	3,669,752
Asian Paints Ltd.	745,573	32,660,911
Axis Bank Ltd.(a)	2,484,705	26,672,798
Axis Bank Ltd., GDR(a)	135,734	7,519,664
Bajaj Finance Ltd.	215,765	22,165,205
Bandhan Bank Ltd.(c)	1,827,891	7,119,627
Bharti Airtel Ltd.	1,408,134	12,777,552

Security	Shares	Value

India (continued)
Colgate-Palmolive India Ltd.	856,375	$19,838,585
Dabur India Ltd.	4,456,029	37,901,185
Eicher Motors Ltd.	374,000	13,692,863
HCL Technologies Ltd.	1,730,737	27,981,365
HDFC Life Insurance Co. Ltd.(c)	770,863	7,566,740
Hero MotoCorp Ltd.	227,037	8,508,899
Hindalco Industries Ltd.	2,614,926	16,724,463
Hindustan Unilever Ltd.	1,013,094	37,731,206
Housing Development Finance Corp. Ltd.	1,838,111	70,208,388
ICICI Bank Ltd.	4,730,176	46,325,300
Info Edge India Ltd.	185,525	15,668,972
Infosys Ltd.	3,100,459	72,362,874
Kotak Mahindra Bank Ltd.	692,669	16,598,744
Mahindra & Mahindra Ltd.	287,872	3,119,304
Mahindra & Mahindra Ltd., GDR	1,355,357	15,044,463
Marico Ltd.	1,235,361	9,207,386
Nestle India Ltd.	96,669	25,742,722
Piramal Enterprises Ltd.	435,588	15,516,888
Reliance Industries Ltd.	1,827,655	56,392,703
Reliance Industries Ltd., GDR(c)	161,772	10,005,598
Shree Cement Ltd.	18,710	7,234,244
Shriram Transport Finance Co. Ltd.	381,104	7,037,833
State Bank of India	2,670,836	15,531,339
Tata Consultancy Services Ltd.	1,199,016	62,068,801
Tata Consumer Products Ltd.	1,238,879	14,659,238
Tata Steel Ltd.	408,607	8,088,250
Titan Co. Ltd.	734,651	19,299,510
UPL Ltd.	774,695	7,842,319
Wipro Ltd.	2,354,253	20,644,896

		808,997,762

Indonesia — 1.2%
Aneka Tambang Tbk	42,035,800	7,038,760
Bank Central Asia Tbk PT	14,864,500	34,120,180
Bank Mandiri Persero Tbk PT	16,770,200	7,169,102
Kalbe Farma Tbk PT	206,031,000	19,418,939
Telkom Indonesia Persero Tbk PT	30,703,000	7,327,010
Unilever Indonesia Tbk PT	28,404,000	8,064,947

		83,138,938

Kuwait — 0.4%
Kuwait Finance House KSCP	9,647,115	26,499,890

Malaysia — 2.6%
AMMB Holdings Bhd	10,385,900	7,570,189
CIMB Group Holdings Bhd	6,758,100	7,983,891
DiGi.Com Bhd	6,419,600	6,784,662
Hartalega Holdings Bhd(b)	3,992,400	7,087,783
Malayan Banking Bhd	8,023,100	16,208,225
Maxis Bhd	15,233,800	17,187,039
Nestle Malaysia Bhd	895,800	29,032,163
Petronas Dagangan Bhd	4,102,300	19,740,807
PPB Group Bhd	1,866,200	8,314,175
Public Bank Bhd	25,128,300	25,267,331
RHB Bank Bhd	10,378,400	13,966,700
Sime Darby Plantation Bhd	7,458,700	7,230,830
Supermax Corp. Bhd(b)	9,107,553	7,229,956
Telekom Malaysia Bhd	7,390,300	10,882,790

		184,486,541

Mexico — 1.7%
Arca Continental SAB de CV	1,246,900	8,031,839

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mexico (continued)
Cemex SAB de CV, CPO, NVS(a)	15,786,100	$12,969,062
Coca-Cola Femsa SAB de CV	2,772,300	16,049,359
Fomento Economico Mexicano SAB de CV	3,465,400	30,172,998
Grupo Bimbo SAB de CV, Series A	4,249,600	10,753,071
Grupo Financiero Banorte SAB de CV, Class O	4,070,400	26,869,828
Wal-Mart de Mexico SAB de CV	5,197,000	18,491,218

		123,337,375

Peru — 0.2%
Credicorp Ltd.(a)	124,255	13,249,311

Philippines — 0.1%
JG Summit Holdings Inc.	4,426,000	5,773,817

Poland — 0.5%
Bank Polska Kasa Opieki SA(a)	355,010	9,927,400
KGHM Polska Miedz SA	205,673	9,579,675
Polski Koncern Naftowy ORLEN SA	845,501	16,393,057

		35,900,132

Qatar — 0.8%
Commercial Bank PSQC (The)	8,956,200	14,635,328
Qatar National Bank QPSC	8,607,558	44,656,803

		59,292,131

Russia — 3.6%
Gazprom PJSC	6,736,430	28,088,554
LUKOIL PJSC	684,611	58,541,809
Novatek PJSC, GDR	162,256	38,456,902
Novolipetsk Steel PJSC	3,921,610	13,222,319
PhosAgro PJSC, GDR	702,854	13,846,224
Polymetal International PLC	1,486,115	29,708,230
Polyus PJSC	63,242	11,411,203
Rosneft Oil Co. PJSC	755,860	5,506,377
Sberbank of Russia PJSC	9,973,560	44,753,318
Yandex NV, Class A(a)	118,015	9,003,822

		252,538,758

Saudi Arabia — 2.4%
Al Rajhi Bank	767,308	24,753,851
Almarai Co. JSC	623,428	9,646,319
Bank AlBilad(a)	953,901	10,869,278
Dr Sulaiman Al Habib Medical Services Group Co.	367,706	17,996,790
Saudi Arabian Mining Co.(a)	554,502	10,761,001
Saudi Arabian Oil Co.(c)	754,757	7,073,269
Saudi Basic Industries Corp.	1,646,853	53,992,871
Saudi British Bank (The)	870,470	7,995,225
Saudi National Bank (The)	913,482	14,807,824
Savola Group (The)	953,111	10,202,737

		168,099,165

South Africa — 4.0%
Absa Group Ltd.(a)	1,125,304	12,186,875
Aspen Pharmacare Holdings Ltd.(a)	560,943	7,572,948
Bidvest Group Ltd. (The)	1,021,211	14,399,240
Clicks Group Ltd.	674,308	14,044,824
FirstRand Ltd.	2,634,932	11,217,177
Gold Fields Ltd.	782,945	7,435,892
Growthpoint Properties Ltd.	12,847,626	13,691,163
Impala Platinum Holdings Ltd.	906,891	13,894,202
Kumba Iron Ore Ltd.	422,659	18,981,327
MTN Group Ltd.(a)	997,010	9,151,280
MultiChoice Group	1,005,861	7,956,178
Naspers Ltd., Class N(b)	213,998	36,923,007

Security	Shares	Value

South Africa (continued)
NEPI Rockcastle PLC	1,910,903	$13,798,098
Old Mutual Ltd.	24,794,569	26,217,680
Sibanye Stillwater Ltd.	1,702,945	6,954,916
Standard Bank Group Ltd.	1,750,252	17,876,891
Vodacom Group Ltd.	3,887,849	38,446,916
Woolworths Holdings Ltd.(a)	3,530,917	15,399,402

		286,148,016

South Korea — 12.1%
Amorepacific Corp.	53,431	10,465,265
AMOREPACIFIC Group	313,843	15,614,808
Celltrion Healthcare Co. Ltd.(a)	69,545	7,394,745
Celltrion Inc.(a)	29,688	7,482,215
CJ CheilJedang Corp.	37,840	14,796,297
Coway Co. Ltd.	204,225	13,774,113
Hankook Tire & Technology Co. Ltd.	178,701	7,169,371
Hanwha Solutions Corp.(a)	204,663	7,168,854
HMM Co. Ltd.(a)	205,440	7,424,288
Kakao Corp.	228,654	30,509,504
KB Financial Group Inc.	609,655	27,733,225
LG Chem Ltd.	36,937	24,068,374
LG Corp.	84,076	6,896,084
LG Display Co. Ltd.(a)(b)	910,968	16,024,996
LG Electronics Inc.	143,825	17,565,582
LG Household & Health Care Ltd.	11,879	14,968,493
NAVER Corp.	210,566	79,728,054
NCSoft Corp.	9,505	5,405,562
POSCO	93,236	26,836,134
Samsung C&T Corp.	100,453	11,491,162
Samsung Electro-Mechanics Co. Ltd.	60,892	9,662,829
Samsung Electronics Co. Ltd.	4,286,865	283,011,236
Samsung Engineering Co. Ltd.(a)	389,554	7,484,786
Samsung Fire & Marine Insurance Co. Ltd.	78,654	15,310,066
Samsung Life Insurance Co. Ltd.	106,973	6,858,778
Samsung SDI Co. Ltd.	61,903	42,192,263
Samsung SDS Co. Ltd.	66,257	9,834,845
Samsung Securities Co. Ltd.	252,795	10,781,588
Shinhan Financial Group Co. Ltd.	934,577	31,134,150
SK Hynix Inc.	472,912	43,300,023
SK Inc.	75,146	17,025,232
SK Innovation Co. Ltd.(a)	63,484	13,609,207
SK Telecom Co. Ltd.	59,956	15,415,236

		858,137,365

Taiwan — 16.1%
Acer Inc.	14,543,000	13,198,686
ASE Technology Holding Co. Ltd.	2,323,000	10,697,351
Asustek Computer Inc.	582,000	6,794,143
AU Optronics Corp.	9,746,000	6,144,787
Cathay Financial Holding Co. Ltd.	31,786,110	68,263,167
Chailease Holding Co. Ltd.	1,397,219	13,403,817
China Steel Corp.	15,890,000	21,827,504
Chunghwa Telecom Co. Ltd.	3,935,000	15,918,017
CTBC Financial Holding Co. Ltd.	67,515,000	55,958,788
Delta Electronics Inc.	2,201,000	21,439,826
E.Sun Financial Holding Co. Ltd.	46,282,132	44,365,791
Evergreen Marine Corp. Taiwan Ltd.	3,032,000	14,800,823
First Financial Holding Co. Ltd.	53,223,689	43,957,299
Fubon Financial Holding Co. Ltd.	16,026,000	49,088,222
Hiwin Technologies Corp.	611,821	7,166,204
Hon Hai Precision Industry Co. Ltd.	5,421,000	21,647,725

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI EM ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Hotai Motor Co. Ltd.	493,000	$10,341,442
Innolux Corp.	9,829,000	6,088,165
Lite-On Technology Corp.	4,256,039	9,384,612
MediaTek Inc.	1,292,000	41,895,971
Mega Financial Holding Co. Ltd.	12,326,000	14,578,465
President Chain Store Corp.	3,296,000	33,937,475
Taishin Financial Holding Co. Ltd.	77,193,224	53,859,520
Taiwan Semiconductor Manufacturing Co. Ltd.	22,980,000	504,071,383
United Microelectronics Corp.	10,652,000	24,136,692
Yageo Corp.	655,000	11,276,782
Yang Ming Marine Transport Corp.(a)	1,461,000	7,037,852
Yuanta Financial Holding Co. Ltd.	11,928,040	10,745,060

		1,142,025,569

Thailand — 2.3%
Advanced Info Service PCL, NVDR	1,397,300	8,147,584
Asset World Corp. PCL, NVDR(a)	59,049,200	7,950,780
Bangkok Dusit Medical Services PCL, NVDR	28,845,600	20,924,357
BTS Group Holdings PCL, NVDR(b)	82,965,900	24,189,606
Delta Electronics Thailand PCL, NVDR	432,300	7,827,820
Home Product Center PCL, NVDR	25,921,000	11,485,150
Minor International PCL, NVDR(a)	9,854,700	10,009,044
PTT Exploration & Production PCL, NVDR	2,547,200	8,790,488
PTT Global Chemical PCL, NVDR	5,550,700	11,007,447
PTT PCL, NVDR	18,508,900	21,920,713
Siam Cement PCL (The), NVDR	1,633,900	21,782,165
Siam Commercial Bank PCL (The), NVDR	3,188,200	10,517,842

		164,552,996

Turkey — 0.2%
Turkcell Iletisim Hizmetleri AS	7,587,796	15,003,994

United Arab Emirates — 1.0%
Abu Dhabi Commercial Bank PJSC	4,194,746	8,576,438
Abu Dhabi Islamic Bank PJSC	4,508,086	6,919,919
Abu Dhabi National Oil Co. for Distribution PJSC	7,903,106	9,725,178
First Abu Dhabi Bank PJSC	9,853,017	45,601,538

		70,823,073

Total Common Stocks — 97.9% (Cost: $5,656,711,368)		6,959,983,444

Preferred Stocks

Brazil — 1.1%
Banco Bradesco SA, Preference Shares, NVS	8,080,827	36,178,376
Cia. Energetica de Minas Gerais, Preference Shares, NVS	7,063,078	18,454,046
Gerdau SA, Preference Shares, NVS	1,282,755	7,025,532
Itau Unibanco Holding SA, Preference Shares, NVS	2,710,234	16,216,957

		77,874,911

Security	Shares	Value

Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	957,978	$7,980,715

South Korea — 0.8%
LG Household & Health Care Ltd., Preference Shares, NVS	11,480	6,797,850
Samsung Electronics Co. Ltd., Preference Shares, NVS	816,600	49,785,217

		56,583,067

Total Preferred Stocks — 2.0% (Cost: $117,797,895)		142,438,693

Warrants

Thailand — 0.0%
BTS Group Holdings PCL (Expires 07/22/22)(a)	8,593,010	3
BTS Group Holdings PCL (Expires 07/22/22)(a)	4,296,505	1
BTS Group Holdings PCL (Expires 07/22/22)(a)	17,186,020	5

		9

Total Warrants — 0.0% (Cost: $0)		9

Short-Term Investments

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	41,164,987	41,185,570
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	6,140,000	6,140,000

		47,325,570

Total Short-Term Investments — 0.7% (Cost: $47,317,864)		47,325,570

Total Investments in Securities — 100.6% (Cost: $5,821,827,127)		7,149,747,716

Other Assets, Less Liabilities — (0.6)%		(44,304,252)

Net Assets — 100.0%		$7,105,443,464

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI EM ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$16,678,651	$24,517,146	(a)	$—	$(5,915)	$(4,312)	$41,185,570	41,164,987	$2,006,317	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,950,000	2,190,000	(a)	—	—	—	6,140,000	6,140,000	4,199		—

					$(5,915)	$(4,312)	$47,325,570		$2,010,516		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	46	09/17/21	$2,988	$75,089

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$75,089

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$612,032

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(109,028)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,936,265

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® ESG Aware MSCI EM ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,261,245,246	$5,698,738,198	$—	$6,959,983,444
Preferred Stocks	85,855,626	56,583,067	—	142,438,693
Warrants	—	9	—	9
Money Market Funds	47,325,570	—	—	47,325,570

	$1,394,426,442	$5,755,321,274	$—	$7,149,747,716

Derivative financial instruments(a)
Assets
Futures Contracts	$75,089	$—	$—	$75,089

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments August 31, 2021	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.2%
Globant SA(a)	9,367	$3,018,797
YPF SA, ADR(a)	44,396	231,303

		3,250,100

Brazil — 5.6%
Adecoagro SA(a)	21,507	201,090
Ambev SA	1,122,564	3,712,355
Americanas SA(a)	104,435	835,351
Atacadao SA	110,143	386,612
B3 SA - Brasil, Bolsa, Balcao	1,440,938	3,920,863
Banco Bradesco SA	314,799	1,213,950
Banco BTG Pactual SA	282,159	1,542,085
Banco do Brasil SA	196,946	1,159,021
Banco Inter SA	83,076	1,089,139
Banco Santander Brasil SA	97,251	788,796
BB Seguridade Participacoes SA	140,282	517,091
BRF SA(a)	151,487	686,127
CCR SA	293,672	695,730
Centrais Eletricas Brasileiras SA	81,566	593,589
Cia. de Saneamento Basico do Estado de Sao Paulo	72,861	509,103
Cia. Siderurgica Nacional SA	165,660	1,116,831
Cosan SA	240,097	1,023,853
CPFL Energia SA	71,233	400,055
Energisa SA	51,481	441,752
Engie Brasil Energia SA	54,355	394,722
Equatorial Energia SA	224,277	1,103,862
Hapvida Participacoes e Investimentos SA(b)	280,303	797,954
Hypera SA	97,483	670,587
JBS SA	211,415	1,274,427
Klabin SA(a)	166,397	846,659
Localiza Rent a Car SA	144,413	1,548,918
Lojas Renner SA	208,114	1,531,836
Magazine Luiza SA	698,133	2,462,665
Natura & Co. Holding SA(a)	214,501	2,141,360
Notre Dame Intermedica Participacoes SA	123,555	1,910,147
Petrobras Distribuidora SA	274,265	1,442,188
Petroleo Brasileiro SA	897,354	4,845,309
Raia Drogasil SA	260,811	1,289,226
Rede D’Or Sao Luiz SA(b)	93,613	1,245,928
Rumo SA(a)	308,509	1,116,904
Suzano SA(a)	178,802	2,109,330
Telefonica Brasil SA	118,686	1,003,740
TIM SA	207,280	499,480
TOTVS SA	120,442	922,392
Ultrapar Participacoes SA	162,769	454,549
Vale SA	938,728	17,914,767
Via S/A(a)	300,966	604,749
WEG SA	401,169	2,758,871

		71,723,963

Chile — 0.5%
Banco de Chile	8,272,998	808,436
Banco de Credito e Inversiones SA	6,980	302,356
Banco Santander Chile	19,468,781	1,028,731
Cencosud SA	348,371	657,266
Cencosud Shopping SA	204,292	290,396
Cia. Cervecerias Unidas SA	46,489	469,188
Colbun SA	1,885,275	312,058
Empresas CMPC SA	178,358	396,200
Empresas COPEC SA	64,442	599,497

Security	Shares	Value

Chile (continued)
Enel Americas SA	5,989,175	$841,594
Enel Chile SA	7,737,923	394,973
Falabella SA	196,007	776,333

		6,877,028

China — 0.2%
Silergy Corp.	19,000	2,717,351

Colombia — 0.2%
Bancolombia SA	87,305	719,676
Ecopetrol SA	1,134,636	795,629
Grupo de Inversiones Suramericana SA	61,662	314,105
Interconexion Electrica SA ESP	114,182	687,670

		2,517,080

Cyprus — 0.2%
Ozon Holdings PLC, ADR(a)	12,748	669,141
TCS Group Holding PLC, GDR(c)	28,669	2,544,467

		3,213,608

Czech Republic — 0.2%
CEZ AS(d)	37,578	1,184,533
Komercni Banka AS(a)	19,700	757,482
Moneta Money Bank AS(a)(b)	99,519	404,070

		2,346,085

Egypt — 0.1%
Commercial International Bank Egypt SAE(a)	321,802	958,833
Eastern Co. SAE	247,449	185,569
Fawry for Banking & Payment Technology Services SAE(a)	90,688	94,096

		1,238,498

Greece — 0.3%
Alpha Services and Holdings SA(a)	520,000	721,745
Eurobank Ergasias Services and Holdings SA, Class A(a)	594,352	566,404
Hellenic Telecommunications Organization SA	51,416	1,012,123
JUMBO SA	24,549	385,585
OPAP SA	51,167	802,615

		3,488,472

Hungary — 0.4%
MOL Hungarian Oil & Gas PLC	95,336	781,661
OTP Bank Nyrt(a)	54,217	3,274,260
Richter Gedeon Nyrt	31,386	940,689

		4,996,610

India — 17.4%
ACC Ltd.	16,252	537,196
Adani Enterprises Ltd.	65,236	1,416,985
Adani Green Energy Ltd.(a)	3,346	48,861
Adani Ports & Special Economic Zone Ltd.	124,338	1,270,069
Adani Total Gas Ltd.	29,469	586,292
Adani Transmission Ltd.(a)	3,160	68,252
Ambuja Cements Ltd.	154,727	892,344
Apollo Hospitals Enterprise Ltd.	24,434	1,660,664
Asian Paints Ltd.	90,618	3,969,653
Aurobindo Pharma Ltd.	71,630	712,548
Avenue Supermarts Ltd.(a)(b)	39,937	2,160,919
Axis Bank Ltd.(a)	536,865	5,763,135
Bajaj Auto Ltd.	16,531	842,667
Bajaj Finance Ltd.	64,730	6,649,613
Bajaj Finserv Ltd.	9,202	2,155,280
Balkrishna Industries Ltd.	19,110	600,699

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Bandhan Bank Ltd.(b)	151,372	$589,593
Berger Paints India Ltd.	52,009	584,721
Bharat Electronics Ltd.	287,358	733,108
Bharat Forge Ltd.	62,116	651,066
Bharat Petroleum Corp. Ltd.	209,940	1,352,698
Bharti Airtel Ltd.	585,120	5,309,439
Biocon Ltd.(a)	91,045	447,509
Britannia Industries Ltd.	25,334	1,384,577
Cholamandalam Investment and Finance Co. Ltd.	95,347	722,250
Cipla Ltd.	114,066	1,479,405
Coal India Ltd.	408,026	813,947
Colgate-Palmolive India Ltd.	25,640	594,681
Container Corp. of India Ltd.	53,700	499,837
Dabur India Ltd.	153,964	1,309,556
Divi’s Laboratories Ltd.	32,198	2,279,674
DLF Ltd.	160,937	704,716
Dr. Reddy’s Laboratories Ltd.	27,890	1,796,199
Eicher Motors Ltd.	32,236	1,180,222
GAIL India Ltd.	345,599	691,837
Godrej Consumer Products Ltd.(a)	89,262	1,342,465
Grasim Industries Ltd.	65,107	1,334,756
Havells India Ltd.	57,711	1,002,685
HCL Technologies Ltd.	255,858	4,136,536
HDFC Asset Management Co. Ltd.(b)	11,192	471,288
HDFC Life Insurance Co. Ltd.(b)	198,195	1,945,469
Hero MotoCorp Ltd.	29,962	1,122,917
Hindalco Industries Ltd.	383,215	2,450,955
Hindustan Petroleum Corp. Ltd.	142,229	519,375
Hindustan Unilever Ltd.	196,299	7,310,869
Housing Development Finance Corp. Ltd.	407,796	15,576,154
ICICI Bank Ltd.	1,221,100	11,958,926
ICICI Lombard General Insurance Co. Ltd.(b)	55,373	1,207,721
ICICI Prudential Life Insurance Co. Ltd.(b)	78,716	710,635
Indian Oil Corp. Ltd.	413,012	627,091
Indraprastha Gas Ltd.	63,748	476,620
Indus Towers Ltd.	160,367	472,054
Info Edge India Ltd.	18,932	1,598,949
Infosys Ltd.	810,080	18,906,787
InterGlobe Aviation Ltd.(a)(b)	21,129	550,800
Ipca Laboratories Ltd.	14,199	500,862
ITC Ltd.	714,359	2,064,010
JSW Steel Ltd.	203,692	1,912,964
Jubilant Foodworks Ltd.	18,102	990,549
Kotak Mahindra Bank Ltd.	130,974	3,138,590
Larsen & Toubro Infotech Ltd.(b)	12,330	895,891
Larsen & Toubro Ltd.	162,398	3,710,230
Lupin Ltd.	54,002	707,291
Mahindra & Mahindra Ltd.	209,090	2,265,644
Marico Ltd.	105,956	790,162
Maruti Suzuki India Ltd.	32,236	3,015,978
Motherson Sumi Systems Ltd.(a)	311,735	930,571
MRF Ltd.	404	441,271
Muthoot Finance Ltd.	32,238	667,379
Nestle India Ltd.	8,214	2,187,368
NTPC Ltd.	1,208,130	1,914,277
Oil & Natural Gas Corp. Ltd.	593,523	976,965
Page Industries Ltd.	1,187	512,131
Petronet LNG Ltd.	161,383	503,109
PI Industries Ltd.	17,650	820,520
Pidilite Industries Ltd.	40,297	1,257,308

Security	Shares	Value

India (continued)
Piramal Enterprises Ltd.	23,744	$845,829
Power Grid Corp. of India Ltd.	738,210	1,770,383
REC Ltd.	263,909	547,456
Reliance Industries Ltd.	678,477	20,934,559
SBI Cards & Payment Services Ltd.(a)	44,082	688,665
SBI Life Insurance Co. Ltd.(b)	108,360	1,765,102
Shree Cement Ltd.	2,720	1,051,691
Shriram Transport Finance Co. Ltd.	46,923	866,525
Siemens Ltd.	21,092	655,422
State Bank of India	430,720	2,504,706
Sun Pharmaceutical Industries Ltd.	203,452	2,209,654
Tata Consultancy Services Ltd.	219,979	11,387,532
Tata Consumer Products Ltd.	147,169	1,741,401
Tata Motors Ltd.(a)	399,484	1,573,225
Tata Steel Ltd.	169,790	3,360,941
Tech Mahindra Ltd.	150,647	2,980,683
Titan Co. Ltd.	85,520	2,246,637
Torrent Pharmaceuticals Ltd.	14,694	624,557
Trent Ltd.	48,936	673,694
UltraTech Cement Ltd.	24,653	2,641,035
United Spirits Ltd.(a)	64,409	630,923
UPL Ltd.	120,310	1,217,911
Vedanta Ltd.	273,871	1,131,485
Wipro Ltd.	323,637	2,838,035
Yes Bank Ltd.(a)	2,536,985	375,024

		223,649,409

Indonesia — 1.9%
Adaro Energy Tbk PT	6,225,400	549,532
Aneka Tambang Tbk	2,143,200	358,872
Astra International Tbk PT	5,070,800	1,856,395
Bank Central Asia Tbk PT	2,548,800	5,850,551
Bank Mandiri Persero Tbk PT	4,570,700	1,953,931
Bank Negara Indonesia Persero Tbk PT	1,551,800	586,369
Bank Rakyat Indonesia Persero Tbk PT	12,657,200	3,480,793
Barito Pacific Tbk PT	6,746,100	503,266
Charoen Pokphand Indonesia Tbk PT	2,062,600	924,519
Gudang Garam Tbk PT	112,800	261,203
Indah Kiat Pulp & Paper Tbk PT	580,500	321,253
Indocement Tunggal Prakarsa Tbk PT	362,700	285,788
Indofood CBP Sukses Makmur Tbk PT	939,300	555,048
Indofood Sukses Makmur Tbk PT	1,074,200	464,689
Kalbe Farma Tbk PT	5,101,700	480,848
Merdeka Copper Gold Tbk PT(a)	2,732,100	539,879
Sarana Menara Nusantara Tbk PT	5,960,200	559,866
Semen Indonesia Persero Tbk PT	899,700	582,662
Telkom Indonesia Persero Tbk PT	11,272,900	2,690,182
Tower Bersama Infrastructure Tbk PT	1,791,600	393,178
Unilever Indonesia Tbk PT	1,724,400	489,621
United Tractors Tbk PT	352,600	495,637

		24,184,082

Kuwait — 0.9%
Agility Public Warehousing Co. KSC	294,090	977,040
Boubyan Bank KSCP(a)	322,140	838,828
Kuwait Finance House KSCP	1,105,317	3,036,222
Mabanee Co. KPSC	131,214	336,871
Mobile Telecommunications Co. KSCP	563,580	1,144,180
National Bank of Kuwait SAKP	1,559,011	4,851,106

		11,184,247

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia — 2.0%
AMMB Holdings Bhd	464,200	$338,351
Axiata Group Bhd	733,900	731,211
CIMB Group Holdings Bhd	1,582,400	1,869,417
Dialog Group Bhd	897,600	574,276
DiGi.Com Bhd	754,800	797,723
Fraser & Neave Holdings Bhd	10,000	67,141
Genting Bhd	529,200	642,882
Genting Malaysia Bhd	745,500	532,840
HAP Seng Consolidated Bhd	26,900	54,991
Hartalega Holdings Bhd	400,600	711,193
Hong Leong Bank Bhd	168,900	779,288
Hong Leong Financial Group Bhd	15,400	67,543
IHH Healthcare Bhd	468,600	720,938
IOI Corp. Bhd	699,800	693,571
Kossan Rubber Industries	306,000	228,193
Kuala Lumpur Kepong Bhd	111,700	573,950
Malayan Banking Bhd	959,300	1,937,973
Malaysia Airports Holdings Bhd(a)	314,744	501,985
Maxis Bhd	550,800	621,422
MISC Bhd	332,800	577,429
Nestle Malaysia Bhd	19,900	644,943
Petronas Chemicals Group Bhd	571,200	1,140,042
Petronas Dagangan Bhd	65,600	315,676
Petronas Gas Bhd	202,800	819,591
PPB Group Bhd	166,340	741,067
Press Metal Aluminium Holdings Bhd	837,600	1,088,054
Public Bank Bhd	3,483,800	3,503,075
QL Resources Bhd	86,300	115,427
RHB Bank Bhd	408,000	549,065
Sime Darby Bhd	653,400	370,624
Sime Darby Plantation Bhd	408,000	395,535
Supermax Corp. Bhd(d)	350,700	278,400
Telekom Malaysia Bhd	297,500	438,092
Tenaga Nasional Bhd	566,000	1,424,370
Top Glove Corp. Bhd	1,254,700	1,207,313
Westports Holdings Bhd	85,800	90,815

		26,144,406

Mexico — 3.0%
America Movil SAB de CV, Series L, NVS	8,196,200	8,068,058
Arca Continental SAB de CV	113,200	729,172
Becle SAB de CV	48,000	122,342
Cemex SAB de CV, CPO, NVS(a)	3,599,100	2,956,839
Coca-Cola Femsa SAB de CV	136,900	792,539
Fibra Uno Administracion SA de CV	698,900	795,154
Fomento Economico Mexicano SAB de CV	467,600	4,071,361
Gruma SAB de CV, Class B	45,020	514,152
Grupo Aeroportuario del Pacifico SAB de CV, Class B	90,800	1,057,374
Grupo Aeroportuario del Sureste SAB de CV, Class B(a)	50,770	911,125
Grupo Bimbo SAB de CV, Series A	341,600	864,375
Grupo Carso SAB de CV, Series A1	27,400	93,139
Grupo Financiero Banorte SAB de CV, Class O	616,200	4,067,705
Grupo Financiero Inbursa SAB de CV, Class O(a)	537,600	514,741
Grupo Mexico SAB de CV, Series B	748,500	3,486,466
Grupo Televisa SAB, CPO	582,700	1,535,956
Industrias Penoles SAB de CV(a)	30,775	436,081
Kimberly-Clark de Mexico SAB de CV, Class A	378,300	668,109
Megacable Holdings SAB de CV, CPO	98,200	341,920
Orbia Advance Corp. SAB de CV	260,900	744,872
Promotora y Operadora de Infraestructura SAB de CV	63,255	472,428

Security	Shares	Value

Mexico (continued)
Telesites SAB de CV(a)	238,000	$218,874
Wal-Mart de Mexico SAB de CV	1,258,100	4,476,390

		37,939,172

Pakistan — 0.0%
Habib Bank Ltd.	71,593	53,883
Lucky Cement Ltd.(a)	22,367	111,667
MCB Bank Ltd.	107,137	106,416

		271,966

Peru — 0.3%
Cia. de Minas Buenaventura SAA, ADR(a)	46,800	351,000
Credicorp Ltd.(a)	16,217	1,729,219
Southern Copper Corp.	19,899	1,245,478

		3,325,697

Philippines — 1.0%
Aboitiz Equity Ventures Inc.	398,100	343,322
Ayala Corp.	51,770	824,678
Ayala Land Inc.	2,189,600	1,485,407
Bank of the Philippine Islands	526,060	879,763
BDO Unibank Inc.	465,120	1,027,471
Globe Telecom Inc.	8,175	446,955
GT Capital Holdings Inc.	30,544	331,090
International Container Terminal Services Inc.	261,120	977,227
JG Summit Holdings Inc.	707,370	922,780
Jollibee Foods Corp.	122,170	495,556
Manila Electric Co.	46,570	263,859
Metro Pacific Investments Corp.	5,247,600	405,795
Metropolitan Bank & Trust Co.	621,347	564,520
PLDT Inc.	15,545	456,503
SM Investments Corp.	53,040	1,072,149
SM Prime Holdings Inc.	1,953,200	1,332,472
Universal Robina Corp.	171,740	520,571

		12,350,118

Poland — 1.2%
Allegro.eu SA(a)(b)	85,794	1,590,599
Bank Polska Kasa Opieki SA(a)	44,401	1,241,617
CD Projekt SA	16,929	751,828
Cyfrowy Polsat SA	44,073	420,691
Dino Polska SA(a)(b)	11,628	985,457
KGHM Polska Miedz SA	33,309	1,551,440
LPP SA	313	1,142,058
Orange Polska SA(a)	166,200	359,290
PGE Polska Grupa Energetyczna SA(a)	207,489	546,303
Polski Koncern Naftowy ORLEN SA	73,125	1,417,789
Polskie Gornictwo Naftowe i Gazownictwo SA	429,727	706,834
Powszechna Kasa Oszczednosci Bank Polski SA(a)	210,382	2,309,394
Powszechny Zaklad Ubezpieczen SA(a)	143,910	1,525,098
Santander Bank Polska SA(a)	10,343	816,203

		15,364,601

Qatar — 1.0%
Barwa Real Estate Co.	180,923	150,320
Commercial Bank PSQC (The)	479,400	783,388
Industries Qatar QSC	379,054	1,318,226
Masraf Al Rayan QSC	986,934	1,215,304
Mesaieed Petrochemical Holding Co.	1,077,246	582,774
Ooredoo QPSC	245,577	459,452
Qatar Electricity & Water Co. QSC	112,200	504,213
Qatar Fuel QSC	83,451	413,029
Qatar Gas Transport Co. Ltd.	555,298	465,080
Qatar International Islamic Bank QSC	146,268	380,020

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Qatar (continued)
Qatar Islamic Bank SAQ	299,654	$1,484,078
Qatar National Bank QPSC	1,095,100	5,681,479

		13,437,363

Russia — 5.1%
Alrosa PJSC	621,053	1,236,313
Gazprom PJSC	2,813,160	11,729,892
Inter RAO UES PJSC	7,747,600	488,191
LUKOIL PJSC	98,425	8,416,425
Magnit PJSC, GDR(c)	75,130	1,143,538
Mail.Ru Group Ltd., GDR(a)(c)	27,360	553,117
MMC Norilsk Nickel PJSC	15,081	4,953,853
Mobile TeleSystems PJSC, ADR	96,408	904,307
Moscow Exchange MICEX-RTS PJSC	345,150	863,601
Novatek PJSC, GDR(c)	21,874	5,184,439
Novolipetsk Steel PJSC	349,240	1,177,517
PhosAgro PJSC, GDR(c)	35,594	701,202
Polymetal International PLC	82,793	1,655,076
Polyus PJSC	8,080	1,457,932
Rosneft Oil Co. PJSC	274,071	1,996,584
Sberbank of Russia PJSC	2,550,627	11,445,163
Severstal PAO	50,839	1,193,452
Surgutneftegas PJSC	1,807,900	834,323
Tatneft PJSC	328,408	2,171,290
VTB Bank PJSC(a)	754,788,000	545,877
X5 Retail Group NV, GDR(c)	28,874	960,672
Yandex NV, Class A(a)	72,181	5,506,969

		65,119,733

Saudi Arabia — 4.8%
Abdullah Al Othaim Markets Co.	12,605	387,508
Advanced Petrochemical Co.	28,097	536,365
Al Rajhi Bank	288,432	9,305,002
Alinma Bank	210,717	1,286,839
Almarai Co. JSC	57,537	890,272
Arab National Bank	153,523	936,873
Bank AlBilad(a)	88,332	1,006,504
Bank Al-Jazira	109,571	540,792
Banque Saudi Fransi	141,984	1,533,141
Bupa Arabia for Cooperative Insurance Co.	16,017	713,157
Co for Cooperative Insurance (The)	18,639	454,707
Dar Al Arkan Real Estate Development Co.(a)	104,040	282,647
Dr Sulaiman Al Habib Medical Services Group Co.	13,578	664,554
Emaar Economic City(a)	97,514	332,266
Etihad Etisalat Co.	88,740	757,107
Jarir Marketing Co.	15,041	868,597
Mobile Telecommunications Co.(a)	75,662	292,102
Mouwasat Medical Services Co.	10,088	527,168
National Industrialization Co.(a)	82,480	458,982
National Petrochemical Co.	16,661	211,000
Rabigh Refining & Petrochemical Co.(a)	48,386	317,611
Riyad Bank	321,708	2,307,288
SABIC Agri-Nutrients Co.	48,348	1,616,202
Sahara International Petrochemical Co.	91,517	812,470
Saudi Arabian Mining Co.(a)	95,874	1,860,589
Saudi Arabian Oil Co.(b)	501,737	4,702,070
Saudi Basic Industries Corp.	214,619	7,036,388
Saudi British Bank (The)	186,421	1,712,268
Saudi Cement Co.	22,092	369,309
Saudi Electricity Co.	196,044	1,426,767
Saudi Industrial Investment Group	57,953	554,466

Security	Shares	Value

Saudi Arabia (continued)
Saudi Kayan Petrochemical Co.(a)	181,610	$901,416
Saudi National Bank (The)	525,369	8,516,393
Saudi Telecom Co.	145,383	5,232,497
Savola Group (The)	58,394	625,088
Yanbu National Petrochemical Co.	58,344	1,054,604

		61,031,009

South Africa — 4.9%
Absa Group Ltd.(a)	171,300	1,855,153
African Rainbow Minerals Ltd.	29,405	524,649
Anglo American Platinum Ltd.	12,629	1,432,435
AngloGold Ashanti Ltd.	96,571	1,636,208
Aspen Pharmacare Holdings Ltd.(a)	92,251	1,245,424
Bid Corp. Ltd.(a)	79,770	1,756,601
Bidvest Group Ltd. (The)	71,824	1,012,730
Capitec Bank Holdings Ltd.	19,018	2,484,499
Clicks Group Ltd.	59,478	1,238,838
Discovery Ltd.(a)	101,345	899,842
Exxaro Resources Ltd.	55,908	710,134
FirstRand Ltd.	1,195,585	5,089,729
Gold Fields Ltd.	206,465	1,960,867
Growthpoint Properties Ltd.	839,983	895,134
Harmony Gold Mining Co. Ltd.	129,560	483,275
Impala Platinum Holdings Ltd.	189,445	2,902,429
Kumba Iron Ore Ltd.	14,819	665,511
Mr. Price Group Ltd.	61,780	926,812
MTN Group Ltd.(a)	403,461	3,703,257
MultiChoice Group	83,891	663,563
Naspers Ltd., Class N(d)	51,724	8,924,409
Nedbank Group Ltd.(a)	90,403	1,151,333
NEPI Rockcastle PLC	101,235	730,990
Northam Platinum Ltd.(a)	86,108	1,186,428
Old Mutual Ltd.	1,136,832	1,202,082
Rand Merchant Investment Holdings Ltd.	235,416	512,208
Reinet Investments SCA	34,397	665,551
Remgro Ltd.	127,008	1,056,283
Sanlam Ltd.	446,708	1,981,644
Sasol Ltd.(a)	133,983	2,059,581
Shoprite Holdings Ltd.	118,891	1,504,732
Sibanye Stillwater Ltd.	668,517	2,730,258
SPAR Group Ltd. (The)	37,616	537,662
Standard Bank Group Ltd.	307,802	3,143,858
Tiger Brands Ltd.	40,741	521,496
Vodacom Group Ltd.	152,155	1,504,660
Woolworths Holdings Ltd.(a)	237,381	1,035,291

		62,535,556

South Korea — 18.6%
Alteogen Inc.(a)	6,393	467,471
Amorepacific Corp.	7,707	1,509,532
AMOREPACIFIC Group	7,073	351,907
BGF retail Co. Ltd.	2,038	313,214
Celltrion Healthcare Co. Ltd.(a)	20,185	2,146,278
Celltrion Inc.(a)	22,972	5,789,593
Celltrion Pharm Inc.(a)	3,916	582,366
Cheil Worldwide Inc.	11,578	230,671
CJ CheilJedang Corp.	2,003	783,218
CJ Corp.	2,670	233,736
CJ ENM Co. Ltd.	2,600	342,440
CJ Logistics Corp.(a)	2,094	308,544
Coway Co. Ltd.	13,312	897,566

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	8,966	$216,179
DB Insurance Co. Ltd.	10,984	555,347
Doosan Bobcat Inc.(a)	11,898	443,349
Doosan Heavy Industries & Construction Co. Ltd.(a)	63,655	1,144,502
Douzone Bizon Co. Ltd.	4,978	365,332
Ecopro BM Co. Ltd.	2,563	708,254
E-MART Inc.	4,778	736,170
Fila Holdings Corp.	11,813	456,512
Green Cross Corp.	1,414	468,449
GS Engineering & Construction Corp.	15,910	612,338
GS Holdings Corp.	12,197	446,124
Hana Financial Group Inc.	69,768	2,701,693
Hankook Tire & Technology Co. Ltd.	17,822	715,007
Hanmi Pharm Co. Ltd.	1,685	448,510
Hanon Systems	42,680	604,537
Hanwha Solutions Corp.(a)	29,787	1,043,367
HLB Inc.(a)	21,179	1,012,591
HMM Co. Ltd.(a)	61,439	2,220,312
Hotel Shilla Co. Ltd.	7,559	583,913
HYBE Co. Ltd.(a)	3,280	816,783
Hyundai Engineering & Construction Co. Ltd.	21,216	1,012,769
Hyundai Glovis Co. Ltd.	4,503	751,192
Hyundai Heavy Industries Holdings Co. Ltd.	11,470	644,435
Hyundai Mobis Co. Ltd.	15,746	3,758,616
Hyundai Motor Co.	34,234	6,255,278
Hyundai Steel Co.	19,845	869,330
Industrial Bank of Korea	61,714	546,934
Kakao Corp.	73,649	9,827,051
KakaoBank Corp.(a)	12,081	874,204
Kangwon Land Inc.(a)	22,860	545,380
KB Financial Group Inc.	93,975	4,274,926
Kia Corp.	62,545	4,575,362
Korea Aerospace Industries Ltd.	18,193	514,030
Korea Electric Power Corp.	60,228	1,244,460
Korea Investment Holdings Co. Ltd.	10,105	827,504
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	9,246	942,003
Korea Zinc Co. Ltd.	2,032	930,674
Korean Air Lines Co. Ltd.(a)	40,671	1,095,652
KT&G Corp.	27,469	1,931,943
Kumho Petrochemical Co. Ltd.	4,373	731,131
LG Chem Ltd.	11,052	7,201,550
LG Corp.	20,451	1,677,432
LG Display Co. Ltd.(a)	55,865	982,731
LG Electronics Inc.	25,401	3,102,266
LG Household & Health Care Ltd.	2,405	3,030,493
LG Innotek Co. Ltd.	3,418	631,793
LG Uplus Corp.	45,702	552,955
Lotte Chemical Corp.	4,146	891,693
Lotte Shopping Co. Ltd.	2,833	262,138
Meritz Securities Co. Ltd.	53,953	249,418
Mirae Asset Securities Co. Ltd.	72,275	548,036
NAVER Corp.	29,280	11,086,488
NCSoft Corp.	3,924	2,231,607
Netmarble Corp.(b)	5,100	566,192
NH Investment & Securities Co. Ltd.	36,070	410,984
Orion Corp./Republic of Korea	6,023	656,203
Pan Ocean Co. Ltd.	60,209	431,529
Pearl Abyss Corp.(a)	7,481	608,056
POSCO	17,575	5,058,615
POSCO Chemical Co. Ltd.	7,459	996,576

Security	Shares	Value

South Korea (continued)
S-1 Corp.	3,060	$216,677
Samsung Biologics Co. Ltd.(a)(b)	3,953	3,285,793
Samsung C&T Corp.	20,196	2,310,290
Samsung Electro-Mechanics Co. Ltd.	13,531	2,147,207
Samsung Electronics Co. Ltd.	1,132,654	74,775,811
Samsung Engineering Co. Ltd.(a)	37,490	720,323
Samsung Fire & Marine Insurance Co. Ltd.	6,947	1,352,239
Samsung Heavy Industries Co. Ltd.(a)	109,526	593,777
Samsung Life Insurance Co. Ltd.	15,932	1,021,511
Samsung SDI Co. Ltd.	13,079	8,914,473
Samsung SDS Co. Ltd.	8,492	1,260,508
Samsung Securities Co. Ltd.	14,076	598,521
Seegene Inc.	8,662	490,588
Shin Poong Pharmaceutical Co. Ltd.	7,469	453,747
Shinhan Financial Group Co. Ltd.	104,224	3,472,080
Shinsegae Inc.	1,778	411,292
SK Biopharmaceuticals Co. Ltd.(a)	6,357	686,586
SK Bioscience Co. Ltd.(a)	4,197	1,134,813
SK Chemicals Co. Ltd.	1,790	415,663
SK Hynix Inc.	129,699	11,875,295
SK IE Technology Co. Ltd.(a)(b)	3,189	570,717
SK Inc.	7,410	1,678,825
SK Innovation Co. Ltd.(a)	12,124	2,599,049
SK Telecom Co. Ltd.	1,918	493,135
SKC Co. Ltd.	4,770	656,186
S-Oil Corp.	10,619	867,102
Woori Financial Group Inc.	114,518	1,107,947
Yuhan Corp.	12,153	653,990

		238,349,579

Taiwan — 22.1%
Accton Technology Corp.	116,000	1,175,237
Acer Inc.	705,000	639,832
Advantech Co. Ltd.	84,299	1,173,737
Airtac International Group	31,000	943,620
ASE Technology Holding Co. Ltd.	792,000	3,647,138
Asia Cement Corp.	514,000	832,012
ASMedia Technology Inc.	6,000	449,240
Asustek Computer Inc.	168,000	1,961,196
AU Optronics Corp.	1,953,000	1,231,353
Catcher Technology Co. Ltd.	165,000	992,398
Cathay Financial Holding Co. Ltd.	1,836,063	3,943,089
Chailease Holding Co. Ltd.	312,939	3,002,090
Chang Hwa Commercial Bank Ltd.	1,162,974	691,926
Cheng Shin Rubber Industry Co. Ltd.	428,000	574,628
China Development Financial Holding Corp.	3,060,000	1,563,853
China Life Insurance Co. Ltd.	464,857	483,748
China Steel Corp.	2,800,000	3,846,256
Chunghwa Telecom Co. Ltd.	861,000	3,482,951
Compal Electronics Inc.	1,010,000	833,484
CTBC Financial Holding Co. Ltd.	4,382,000	3,631,955
Delta Electronics Inc.	458,000	4,461,354
E.Sun Financial Holding Co. Ltd.	2,935,772	2,814,214
Eclat Textile Co. Ltd.	43,000	864,236
Evergreen Marine Corp. Taiwan Ltd.	600,000	2,928,923
Far Eastern New Century Corp.	759,000	821,735
Far EasTone Telecommunications Co. Ltd.	436,000	970,003
Feng TAY Enterprise Co. Ltd.	113,000	879,526
First Financial Holding Co. Ltd.	2,494,457	2,060,165
Formosa Chemicals & Fibre Corp.	816,000	2,471,807
Formosa Petrochemical Corp.	303,000	1,068,117

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Formosa Plastics Corp.	913,000	$3,371,121
Foxconn Technology Co. Ltd.	220,000	524,675
Fubon Financial Holding Co. Ltd.	1,580,000	4,839,598
Giant Manufacturing Co. Ltd.	67,000	809,763
Globalwafers Co. Ltd.	51,000	1,593,755
Hiwin Technologies Corp.	60,000	702,775
Hon Hai Precision Industry Co. Ltd.	2,964,200	11,836,965
Hotai Motor Co. Ltd.	66,600	1,397,039
Hua Nan Financial Holdings Co. Ltd.	2,094,831	1,578,539
Innolux Corp.	2,182,000	1,351,549
Inventec Corp.	612,000	535,388
Largan Precision Co. Ltd.	23,000	2,217,559
Lite-On Technology Corp.	515,000	1,135,581
MediaTek Inc.	358,000	11,608,945
Mega Financial Holding Co. Ltd.	2,590,000	3,063,299
Micro-Star International Co. Ltd.	164,000	769,459
momo.com Inc.	11,000	680,715
Nan Ya Plastics Corp.	1,218,000	3,936,026
Nan Ya Printed Circuit Board Corp.	53,000	806,087
Nanya Technology Corp.	299,000	712,989
Nien Made Enterprise Co. Ltd.	34,000	507,911
Novatek Microelectronics Corp.	137,000	2,210,850
Oneness Biotech Co. Ltd.(a)	52,000	362,134
Pegatron Corp.	478,000	1,116,271
Phison Electronics Corp.	35,000	539,268
Pou Chen Corp.	562,000	667,519
Powertech Technology Inc.	185,000	749,709
President Chain Store Corp.	129,000	1,328,257
Quanta Computer Inc.	649,000	1,835,411
Realtek Semiconductor Corp.	108,000	2,152,516
Ruentex Development Co. Ltd.	171,000	427,600
Shanghai Commercial & Savings Bank Ltd. (The)	899,437	1,459,775
Shin Kong Financial Holding Co. Ltd.	2,728,897	935,040
SinoPac Financial Holdings Co. Ltd.	2,575,259	1,322,392
Synnex Technology International Corp.	328,000	636,212
Taishin Financial Holding Co. Ltd.	2,416,130	1,685,790
Taiwan Cement Corp.	1,179,983	2,060,239
Taiwan Cooperative Financial Holding Co. Ltd.	2,269,443	1,828,446
Taiwan High Speed Rail Corp.	486,000	529,385
Taiwan Mobile Co. Ltd.	405,000	1,475,995
Taiwan Semiconductor Manufacturing Co. Ltd.	5,843,000	128,167,497
Unimicron Technology Corp.	290,000	1,536,935
Uni-President Enterprises Corp.	1,152,000	3,002,450
United Microelectronics Corp.	2,807,000	6,360,467
Vanguard International Semiconductor Corp.	212,000	1,127,665
Walsin Technology Corp.	79,000	512,192
Wan Hai Lines Ltd.	131,000	1,172,281
Win Semiconductors Corp.	79,000	937,544
Winbond Electronics Corp.	727,000	770,524
Wistron Corp.	677,598	669,235
Wiwynn Corp.	17,000	595,017
WPG Holdings Ltd.	418,520	730,054
Yageo Corp.	87,000	1,497,832
Yang Ming Marine Transport Corp.(a)	377,000	1,805,838
Yuanta Financial Holding Co. Ltd.	2,352,320	2,119,025
Zhen Ding Technology Holding Ltd.	164,000	586,142

		283,333,068

Thailand — 2.6%
Advanced Info Service PCL, NVDR	293,100	1,709,051
Airports of Thailand PCL, NVDR(d)	1,029,800	2,034,657

Security	Shares	Value

Thailand (continued)
Asset World Corp. PCL, NVDR(a)	2,176,000	$292,308
B Grimm Power PCL, NVDR	179,500	257,396
Bangkok Commercial Asset Management PCL, NVDR(d)	494,700	285,288
Bangkok Dusit Medical Services PCL, NVDR	2,295,300	1,664,991
Bangkok Expressway & Metro PCL, NVDR	1,471,700	394,949
Berli Jucker PCL, NVDR	325,200	365,428
BTS Group Holdings PCL, NVDR	1,546,800	451,095
Bumrungrad Hospital PCL, NVDR	122,400	504,506
Carabao Group PCL, NVDR	30,500	132,475
Central Pattana PCL, NVDR(d)	502,200	835,975
Central Retail Corp. PCL, NVDR(d)	467,700	496,242
Charoen Pokphand Foods PCL, NVDR(d)	815,100	682,937
CP ALL PCL, NVDR	1,401,800	2,826,067
Delta Electronics Thailand PCL, NVDR	74,200	1,343,568
Electricity Generating PCL, NVDR	56,300	316,150
Energy Absolute PCL, NVDR	374,600	760,550
Global Power Synergy PCL, NVDR(d)	183,100	472,524
Gulf Energy Development PCL, NVDR	747,400	967,442
Home Product Center PCL, NVDR	1,569,400	695,374
Indorama Ventures PCL, NVDR	370,500	502,889
Intouch Holdings PCL, NVDR	263,850	699,713
Krung Thai Bank PCL, NVDR	388,200	134,890
Krungthai Card PCL, NVDR	224,700	461,435
Land & Houses PCL, NVDR	2,655,700	670,923
Minor International PCL, NVDR(a)(d)	786,500	798,818
Muangthai Capital PCL, NVDR	186,000	373,148
Osotspa PCL, NVDR	273,500	309,490
PTT Exploration & Production PCL, NVDR	341,500	1,178,530
PTT Global Chemical PCL, NVDR	540,500	1,071,851
PTT Oil & Retail Business PCL, NVDR(d)	789,000	739,371
PTT PCL, NVDR	2,386,800	2,826,768
Ratch Group PCL, NVDR(d)	245,300	359,454
SCG Packaging PCL, NVDR	302,000	655,860
Siam Cement PCL (The), NVDR	186,700	2,488,971
Siam Commercial Bank PCL (The), NVDR	204,800	675,633
Sri Trang Gloves Thailand PCL, NVDR	257,200	295,242
Srisawad Corp. PCL, NVDR(d)	188,200	418,492
Thai Oil PCL, NVDR	296,000	455,531
Thai Union Group PCL, NVDR	700,400	432,419
True Corp. PCL, NVDR	1,319,300	135,890

		33,174,291

Turkey — 0.4%
Akbank TAS	726,722	514,687
Aselsan Elektronik Sanayi Ve Ticaret AS	176,480	337,193
BIM Birlesik Magazalar AS	108,425	936,733
Eregli Demir ve Celik Fabrikalari TAS	338,196	765,028
Ford Otomotiv Sanayi AS	16,612	343,166
KOC Holding AS	196,893	545,357
Turkcell Iletisim Hizmetleri AS	273,532	540,878
Turkiye Garanti Bankasi AS	542,941	643,994
Turkiye Is Bankasi AS, Class C	294,893	204,141
Turkiye Petrol Rafinerileri AS(a)	29,316	357,903
Turkiye Sise ve Cam Fabrikalari AS	318,058	340,374

		5,529,454

United Arab Emirates — 1.2%
Abu Dhabi Commercial Bank PJSC	640,394	1,309,328
Abu Dhabi Islamic Bank PJSC	232,724	357,340
Abu Dhabi National Oil Co. for Distribution PJSC	632,629	778,268

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets ex China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Arab Emirates (continued)
Aldar Properties PJSC	945,570	$1,067,795
Dubai Islamic Bank PJSC	435,132	603,850
Emaar Properties PJSC	891,607	1,017,458
Emirates NBD Bank PJSC	618,480	2,332,044
Emirates Telecommunications Group Co. PJSC	428,428	2,752,651
First Abu Dhabi Bank PJSC	1,013,452	4,690,439

		14,909,173

Total Common Stocks — 96.3% (Cost: $1,141,965,746)		1,234,201,719

Preferred Stocks

Brazil — 1.9%
Alpargatas SA, Preference Shares, NVS(a)	46,802	542,801
Banco Bradesco SA, Preference Shares, NVS	1,170,399	5,239,951
Bradespar SA, Preference Shares, NVS	53,746	656,390
Braskem SA, Class A, Preference Shares, NVS(a)	43,537	555,621
Centrais Eletricas Brasileiras SA, Class B, Preference Shares, NVS	56,401	411,980
Cia. Energetica de Minas Gerais, Preference Shares, NVS	237,635	620,879
Cia. Paranaense de Energia, Preference Shares, NVS	164,155	217,146
Gerdau SA, Preference Shares, NVS	267,187	1,463,359
Itau Unibanco Holding SA, Preference Shares, NVS	1,149,864	6,880,327
Itausa SA, Preference Shares, NVS	1,048,016	2,342,977
Petroleo Brasileiro SA, Preference Shares, NVS	1,115,950	5,868,082

		24,799,513

Chile — 0.1%
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares, NVS	33,377	1,746,001

Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	79,181	659,641

Russia — 0.1%
Surgutneftegas PJSC, Preference Shares, NVS	1,708,900	901,428

South Korea — 1.1%
Hyundai Motor Co.
Preference Shares, NVS	2,776	245,409

Security	Shares	Value

South Korea (continued)
Series 2, Preference Shares, NVS	9,183	$784,292
LG Chem Ltd., Preference Shares, NVS	1,495	444,761
LG Household & Health Care Ltd., Preference Shares, NVS	92	54,512
Samsung Electronics Co. Ltd., Preference Shares, NVS	195,850	11,940,283

		13,469,257

Total Preferred Stocks — 3.3% (Cost: $40,448,624)		41,575,840

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(e)(f)(g)	5,476,504	5,479,242

Total Short-Term Investments — 0.4% (Cost: $5,479,242)		5,479,242

Total Investments in Securities — 100.0% (Cost: $1,187,893,612)		1,281,256,801

Other Assets, Less Liabilities — 0.0%		209,796

Net Assets — 100.0%		$1,281,466,597

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	All or a portion of this security is on loan.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets ex China ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$5,480,916	(a)	$—		$(1,674)	$—	$5,479,242	5,476,504	$125,825	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	110,000	—		(110,000	)(a)	—	—	—	—	54		—
iShares MSCI India ETF(c)	10,289,973	59,512,139		(71,974,324)		2,920,281	(748,069)	—	—	14,852		—

						$2,918,607	$(748,069)	$5,479,242		$140,731		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	82	09/17/21	$5,327	$144,680

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$144,680

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(115,814)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$144,680

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,645,515

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets ex China ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$246,995,164	$987,206,555	$—	$1,234,201,719
Preferred Stocks	27,205,155	14,370,685	—	41,575,840
Money Market Funds	5,479,242	—	—	5,479,242

	$279,679,561	$1,001,577,240	$—	$1,281,256,801

Derivative financial instruments(a)
Assets
Futures Contracts	$144,680	$—	$—	$144,680

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments August 31, 2021	iShares® MSCI Emerging Markets Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 0.1%
Raia Drogasil SA	685,575	$3,388,895

China — 27.8%
Agricultural Bank of China Ltd., Class A	19,636,098	9,004,666
Agricultural Bank of China Ltd., Class H	58,015,000	19,448,827
Alibaba Group Holding Ltd.(a)	1,720,868	36,034,275
Anhui Gujing Distillery Co. Ltd., Class B	648,900	7,918,724
ANTA Sports Products Ltd.	923,000	18,959,215
Apeloa Pharmaceutical Co. Ltd., Class A	660,000	3,229,543
Bank of China Ltd., Class A	19,671,500	9,234,850
Bank of China Ltd., Class H	76,960,000	26,969,362
Bank of Communications Co. Ltd., Class A	13,691,974	9,375,338
Bank of Communications Co. Ltd., Class H	8,567,000	4,920,052
Bank of Hangzhou Co. Ltd., Class A	2,812,193	5,829,111
Bank of Jiangsu Co. Ltd., Class A	6,918,988	6,885,223
Bank of Ningbo Co. Ltd., Class A	458,296	2,292,799
Bank of Shanghai Co. Ltd., Class A	7,337,732	8,196,669
BeiGene Ltd., ADR(a)	55,964	17,253,701
Beijing Capital International Airport Co. Ltd., Class H(a)	5,732,000	3,450,693
Beijing Sinnet Technology Co. Ltd., Class A	863,873	1,873,068
Beijing Tiantan Biological Products Corp. Ltd., Class A	750,295	3,603,967
BOE Technology Group Co. Ltd., Class A	4,277,200	3,854,043
BYD Co. Ltd., Class H	267,500	8,993,109
CGN Power Co. Ltd., Class H(b)	46,228,000	10,220,023
Changchun High & New Technology Industry Group Inc., Class A	103,100	4,077,722
China CITIC Bank Corp. Ltd., Class H	14,535,000	6,682,097
China Conch Venture Holdings Ltd.	1,410,500	5,772,929
China Construction Bank Corp., Class A	2,252,284	2,040,358
China Construction Bank Corp., Class H	6,133,000	4,419,180
China Feihe Ltd.(b)	2,957,000	5,343,374
China Gas Holdings Ltd.	1,569,800	4,543,962
China Huishan Dairy Holdings Co. Ltd.(a)(c)	22,241,266	29
China Life Insurance Co. Ltd., Class H	1,233,000	2,067,436
China Mengniu Dairy Co. Ltd.	2,119,000	12,745,277
China Merchants Bank Co. Ltd., Class H	1,442,500	11,897,170
China Minsheng Banking Corp. Ltd., Class A	2,666,954	1,640,674
China National Medicines Corp. Ltd., Class A	423,500	1,914,901
China Petroleum & Chemical Corp., Class H	7,232,000	3,479,586
China Resources Beer Holdings Co. Ltd.	3,232,000	26,577,965
China Resources Gas Group Ltd.	1,748,000	10,608,310
China Shenhua Energy Co. Ltd., Class A	1,764,113	5,464,947
China Shenhua Energy Co. Ltd., Class H	962,500	2,128,384
China Tourism Group Duty Free Corp. Ltd., Class A	439,081	15,548,651
China Tower Corp. Ltd., Class H(b)	85,152,000	11,169,113
China Yangtze Power Co. Ltd., Class A	12,735,405	38,152,928
Chongqing Zhifei Biological Products Co. Ltd., Class A	139,200	3,816,693
Country Garden Services Holdings Co. Ltd.	662,000	5,051,530
Daan Gene Co Ltd., Class A	787,900	2,288,346
Dali Foods Group Co. Ltd.(b)	3,745,000	2,099,428
ENN Energy Holdings Ltd.	768,600	15,208,780
Foshan Haitian Flavouring & Food Co. Ltd., Class A	202,171	2,979,647
Fuyao Glass Industry Group Co. Ltd., Class A	241,303	1,790,733
GDS Holdings Ltd., ADR(a)	24,884	1,455,216
Giant Network Group Co. Ltd., Class A	948,953	1,486,977
GOME Retail Holdings Ltd.(a)(d)	12,281,000	1,326,964
Guangdong Haid Group Co. Ltd., Class A	930,321	9,266,809
Guangdong Investment Ltd.	11,920,000	16,554,239

Security	Shares	Value

China (continued)
Guangzhou Haige Communications Group Inc. Co., Class A	1,290,600	$2,236,777
Haidilao International Holding Ltd.(b)	650,000	2,652,767
Hangzhou Tigermed Consulting Co. Ltd., Class H(b)	582,600	10,336,907
Hansoh Pharmaceutical Group Co. Ltd.(b)	5,292,000	14,428,817
Hengan International Group Co. Ltd.	1,831,500	10,606,374
Hualan Biological Engineering Inc., Class A	440,480	2,009,366
Huaxia Bank Co. Ltd., Class A	5,305,820	4,601,627
Iflytek Co. Ltd., Class A	562,800	4,566,066
Industrial & Commercial Bank of China Ltd., Class A	2,398,400	1,715,816
Industrial & Commercial Bank of China Ltd., Class H	51,459,000	28,656,201
Industrial Bank Co. Ltd., Class A	3,258,112	9,332,767
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	16,369,600	9,537,496
JD.com Inc., ADR(a)	428,651	33,674,823
Jiangsu Expressway Co. Ltd., Class H	11,406,000	11,835,038
Jiangsu Hengrui Medicine Co. Ltd., Class A	2,201,557	15,427,227
Jiangsu Zhongtian Technology Co. Ltd., Class A	1,721,900	2,167,595
Jointown Pharmaceutical Group Co. Ltd., Class A	1,047,678	2,457,513
Kingdee International Software Group Co. Ltd.(a)	2,062,000	7,508,513
Kweichow Moutai Co. Ltd., Class A	21,490	5,192,246
Laobaixing Pharmacy Chain JSC, Class A	229,842	1,818,160
Lenovo Group Ltd.	11,688,000	12,892,242
Liaoning Cheng Da Co. Ltd., Class A	556,400	2,092,042
Meituan, Class B(a)(b)	848,600	27,133,611
Microport Scientific Corp.	541,000	3,355,732
Midea Group Co. Ltd., Class A	156,400	1,600,558
NavInfo Co. Ltd., Class A(a)	1,174,000	2,019,636
NetEase Inc., ADR	108,535	10,573,480
New Oriental Education & Technology Group Inc., ADR(a)	1,346,801	3,043,770
Offcn Education Technology Co. Ltd., Class A(a)	632,900	1,032,883
PetroChina Co. Ltd., Class A	2,823,000	2,158,106
Pharmaron Beijing Co. Ltd., Class H(b)	86,700	1,923,630
Pinduoduo Inc., ADR(a)	161,833	16,186,537
Ping An Insurance Group Co. of China Ltd., Class H	3,100,500	24,007,411
Postal Savings Bank of China Co. Ltd., Class H(b)	35,584,000	25,635,560
Sangfor Technologies Inc., Class A	98,700	4,174,386
SDIC Power Holdings Co. Ltd., Class A	3,905,872	5,482,155
SF Holding Co. Ltd., Class A	249,600	2,230,063
Shandong Gold Mining Co. Ltd., Class A	2,017,368	5,634,591
Shandong Gold Mining Co. Ltd., Class H(b)(d)	3,576,750	5,779,775
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	2,632,000	4,330,775
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	250,000	1,603,781
Shanghai Jahwa United Co. Ltd., Class A	378,400	2,793,537
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	10,273,542	9,230,695
Shanghai M&G Stationery Inc., Class A	325,400	3,482,956
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	2,660,600	5,278,175
Shanghai Pudong Development Bank Co. Ltd., Class A	3,138,468	4,400,933
Shanghai RAAS Blood Products Co. Ltd., Class A	2,654,100	2,853,840
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	149,400	7,610,121
Shenzhou International Group Holdings Ltd.	1,085,700	23,533,764
Sichuan Chuantou Energy Co. Ltd., Class A	2,050,257	3,615,083
Sinopec Shanghai Petrochemical Co. Ltd., Class A	3,406,764	1,787,686
Sinopharm Group Co. Ltd., Class H	1,763,200	4,537,603
Songcheng Performance Development Co. Ltd., Class A	1,464,259	3,465,640
Sun Art Retail Group Ltd.	8,046,500	4,881,634

S C H E D U L E O F I N V E S T M E N T S	31

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Suning.com Co. Ltd., Class A(a)	2,265,279	$1,853,204
TAL Education Group, ADR(a)	216,562	1,152,110
Tencent Holdings Ltd.	485,500	29,985,830
Tencent Music Entertainment Group, ADR(a)(d)	469,694	4,152,095
Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	376,192	2,511,036
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	691,300	5,779,901
Topchoice Medical Corp., Class A(a)	179,599	6,552,519
TravelSky Technology Ltd., Class H	1,276,000	2,390,255
Uni-President China Holdings Ltd.	1,870,000	1,767,445
Vipshop Holdings Ltd., ADR(a)	190,525	2,817,865
Walvax Biotechnology Co. Ltd., Class A	491,001	5,906,361
Want Want China Holdings Ltd.	3,238,000	2,200,411
WuXi AppTec Co. Ltd., Class H(b)	516,964	10,309,835
Wuxi Biologics Cayman Inc., New(a)(b)	661,500	10,241,312
Xiaomi Corp., Class B(a)(b)	5,953,200	19,189,616
Yum China Holdings Inc.	724,667	44,610,501
Yunnan Baiyao Group Co. Ltd., Class A	350,767	4,820,228
Zhaojin Mining Industry Co. Ltd., Class H	9,742,500	7,957,651
Zhejiang Supor Co. Ltd., Class A	171,585	1,297,856
Zhongjin Gold Corp. Ltd., Class A	2,405,868	3,264,169
Zhongsheng Group Holdings Ltd.	838,500	7,010,696
Zijin Mining Group Co. Ltd., Class A	2,950,300	5,085,562
ZTE Corp., Class H	1,241,400	4,372,498
ZTO Express Cayman Inc., ADR	474,819	13,394,644

		1,076,895,700

Czech Republic — 0.3%
CEZ AS	94,501	2,978,858
Komercni Banka AS(a)	202,374	7,781,459

		10,760,317

Egypt — 0.2%
Commercial International Bank Egypt SAE(a)	3,119,587	9,295,041

Greece — 0.4%
Hellenic Telecommunications Organization SA	716,944	14,113,027

Hong Kong — 0.1%
Sino Biopharmaceutical Ltd.	6,336,000	5,299,281

Hungary — 0.7%
OTP Bank Nyrt(a)	97,311	5,876,782
Richter Gedeon Nyrt	739,020	22,149,625

		28,026,407

India — 15.1%
ACC Ltd.	277,337	9,151,194
Apollo Hospitals Enterprise Ltd.	53,285	3,621,531
Asian Paints Ltd.	779,912	34,165,181
Bajaj Auto Ltd.	186,799	9,522,070
Bharti Airtel Ltd.	1,060,938	9,627,060
Britannia Industries Ltd.	314,957	17,213,318
Cipla Ltd.	1,171,055	15,188,262
Colgate-Palmolive India Ltd.	121,899	2,823,884
Dabur India Ltd.	2,680,466	22,798,963
Divi’s Laboratories Ltd.	185,338	13,122,252
Dr. Reddy’s Laboratories Ltd.	280,874	18,089,121
Eicher Motors Ltd.	405,643	14,851,374
HCL Technologies Ltd.	2,751,376	44,482,354
Hindustan Unilever Ltd.	905,489	33,723,615
Housing Development Finance Corp. Ltd.	271,340	10,364,088
Infosys Ltd.	2,745,101	64,069,030

Security	Shares	Value

India (continued)
Ipca Laboratories Ltd.	198,179	$6,984,393
ITC Ltd.	734,900	2,123,359
Lupin Ltd.	722,169	9,458,610
Marico Ltd.	2,635,464	19,642,627
Maruti Suzuki India Ltd.	24,560	2,297,817
MRF Ltd.	11,512	12,553,120
Nestle India Ltd.	28,395	7,561,520
Page Industries Ltd.	34,528	14,870,968
Pidilite Industries Ltd.	831,747	25,951,373
Reliance Industries Ltd.	370,613	11,435,347
Sun Pharmaceutical Industries Ltd.	1,330,571	14,451,084
Tata Consultancy Services Ltd.	940,505	48,686,604
Tech Mahindra Ltd.	1,391,184	27,525,793
Titan Co. Ltd.	481,249	12,642,561
UltraTech Cement Ltd.	24,270	2,600,004
Wipro Ltd.	5,163,640	45,280,948

		586,879,425

Kuwait — 1.6%
Mobile Telecommunications Co. KSCP	15,647,292	31,767,125
National Bank of Kuwait SAKP	10,173,468	31,656,334

		63,423,459

Malaysia — 4.1%
DiGi.Com Bhd	10,882,300	11,501,141
Fraser & Neave Holdings Bhd	1,000,900	6,720,099
Hong Leong Bank Bhd	3,364,600	15,523,942
IHH Healthcare Bhd	11,891,300	18,294,675
IOI Corp. Bhd	1,952,200	1,934,824
Kuala Lumpur Kepong Bhd	674,200	3,464,256
Malayan Banking Bhd	16,496,300	33,325,740
Maxis Bhd	6,164,900	6,955,348
Nestle Malaysia Bhd	485,100	15,721,704
Petronas Chemicals Group Bhd	3,272,600	6,531,688
Petronas Dagangan Bhd	955,400	4,597,511
PPB Group Bhd	2,534,200	11,290,205
Public Bank Bhd	6,647,200	6,683,978
Telekom Malaysia Bhd	2,619,700	3,857,712
Tenaga Nasional Bhd	4,284,600	10,782,429
Westports Holdings Bhd	2,861,600	3,028,877

		160,214,129

Mexico — 0.7%
Wal-Mart de Mexico SAB de CV	7,257,200	25,821,525

Pakistan — 0.1%
Lucky Cement Ltd.(a)	402,187	2,006,905

Peru — 0.5%
Cia. de Minas Buenaventura SAA, ADR(a)	368,349	2,762,617
Credicorp Ltd.(a)	153,879	16,408,118

		19,170,735

Philippines — 1.9%
Bank of the Philippine Islands	6,993,208	11,695,174
BDO Unibank Inc.	8,105,353	17,905,091
Globe Telecom Inc.	249,075	13,617,769
International Container Terminal Services Inc.	3,331,880	12,469,371
Manila Electric Co.	1,287,810	7,296,550
Metropolitan Bank & Trust Co.	4,003,733	3,637,563
SM Investments Corp.	121,395	2,453,875
Universal Robina Corp.	2,089,320	6,333,054

		75,408,447

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Poland — 0.3%
Cyfrowy Polsat SA	481,348	$4,594,620
Dino Polska SA(a)(b)	81,663	6,920,828

		11,515,448

Qatar — 2.0%
Masraf Al Rayan QSC	20,695,772	25,484,645
Qatar Electricity & Water Co. QSC	2,577,849	11,584,527
Qatar Fuel QSC	936,202	4,633,601
Qatar Islamic Bank SAQ	3,164,340	15,671,833
Qatar National Bank QPSC	3,962,655	20,558,619

		77,933,225

Russia — 0.9%
Polymetal International PLC	357,612	7,148,854
Polyus PJSC	110,761	19,985,393
Rosneft Oil Co. PJSC	740,950	5,397,758
Yandex NV, Class A(a)	50,270	3,835,294

		36,367,299

Saudi Arabia — 8.6%
Abdullah Al Othaim Markets Co.	364,630	11,209,602
Advanced Petrochemical Co.	384,766	7,345,094
Al Rajhi Bank	1,464,464	47,244,553
Alinma Bank	4,575,749	27,943,895
Bank AlBilad(a)	209,095	2,382,545
Bank Al-Jazira	863,219	4,260,450
Bupa Arabia for Cooperative Insurance Co.	384,498	17,119,782
Co for Cooperative Insurance (The)	393,374	9,596,534
Dr Sulaiman Al Habib Medical Services Group Co.	92,503	4,527,413
Emaar Economic City(a)	858,027	2,923,610
Etihad Etisalat Co.	2,749,841	23,460,930
Jarir Marketing Co.	548,799	31,692,397
Mobile Telecommunications Co.(a)	1,787,892	6,902,359
SABIC Agri-Nutrients Co.	707,944	23,665,513
Saudi Basic Industries Corp.	899,980	29,506,279
Saudi Electricity Co.	1,469,868	10,697,390
Saudi Telecom Co.	1,774,818	63,877,691
Yanbu National Petrochemical Co.	391,250	7,072,084

		331,428,121

South Korea — 7.9%
Amorepacific Corp.	9,539	1,868,357
Celltrion Healthcare Co. Ltd.(a)	21,458	2,281,637
Celltrion Inc.(a)(d)	25,462	6,417,144
CJ Logistics Corp.(a)	41,848	6,166,159
Coway Co. Ltd.	84,623	5,705,734
Hanon Systems	453,622	6,425,287
Kakao Corp.	175,805	23,457,815
Kia Corp.	26,748	1,956,699
KT&G Corp.	301,487	21,204,107
LG Household & Health Care Ltd.	1,513	1,906,501
LG Uplus Corp.	319,553	3,866,317
NAVER Corp.	123,088	46,605,657
NCSoft Corp.(d)	28,500	16,208,154
Netmarble Corp.(b)(d)	52,459	5,823,899
Pearl Abyss Corp.(a)	243,868	19,821,596
S-1 Corp.	159,596	11,300,903
Samsung Biologics Co. Ltd.(a)(b)	16,351	13,591,197
Samsung Electronics Co. Ltd.	518,330	34,219,229
Samsung SDS Co. Ltd.	90,472	13,429,193
SK Hynix Inc.	144,696	13,248,427
SK Telecom Co. Ltd.	139,605	35,893,722

Security	Shares	Value

South Korea (continued)
Yuhan Corp.(d)	242,850	$13,068,504

		304,466,238

Taiwan — 17.2%
Accton Technology Corp.	473,000	4,792,129
Advantech Co. Ltd.	2,651,855	36,923,088
Asustek Computer Inc.	1,998,000	23,324,223
AU Optronics Corp.	14,293,000	9,011,640
Cathay Financial Holding Co. Ltd.	3,325,034	7,140,772
China Steel Corp.	7,282,000	10,003,013
Chunghwa Telecom Co. Ltd.	14,308,000	57,879,286
Compal Electronics Inc.	25,028,000	20,653,908
Delta Electronics Inc.	415,000	4,042,493
E.Sun Financial Holding Co. Ltd.	19,116,459	18,324,930
Far EasTone Telecommunications Co. Ltd.	14,902,000	33,153,630
First Financial Holding Co. Ltd.	65,944,899	54,463,712
Formosa Petrochemical Corp.	2,099,000	7,399,263
Formosa Plastics Corp.	2,242,840	8,281,364
Hon Hai Precision Industry Co. Ltd.	2,289,000	9,140,683
Hua Nan Financial Holdings Co. Ltd.	54,151,563	40,805,383
Lite-On Technology Corp.	7,649,752	16,867,786
MediaTek Inc.	59,000	1,913,206
Mega Financial Holding Co. Ltd.	11,892,000	14,065,156
Pou Chen Corp.	3,047,000	3,619,093
President Chain Store Corp.	3,080,000	31,713,417
Quanta Computer Inc.	2,599,000	7,350,130
Synnex Technology International Corp.	11,117,000	21,563,324
Taiwan Cooperative Financial Holding Co. Ltd.	71,791,599	57,841,103
Taiwan High Speed Rail Corp.	7,085,000	7,717,474
Taiwan Mobile Co. Ltd.	15,408,000	56,153,427
Taiwan Semiconductor Manufacturing Co. Ltd.	2,932,000	64,314,068
Uni-President Enterprises Corp.	2,820,000	7,349,747
United Microelectronics Corp.	4,878,000	11,053,209
WPG Holdings Ltd.	10,077,440	17,578,784

		664,439,441

Thailand — 5.4%
Advanced Info Service PCL, NVDR(d)	7,112,900	41,474,953
Airports of Thailand PCL, NVDR	16,727,300	33,049,436
Bangkok Dusit Medical Services PCL, NVDR	34,664,900	25,145,628
Bangkok Expressway & Metro PCL, NVDR	64,256,700	17,236,754
Bumrungrad Hospital PCL, NVDR	2,540,500	10,471,394
CP ALL PCL, NVDR	13,920,700	28,064,513
Home Product Center PCL, NVDR	24,055,500	10,658,579
Intouch Holdings PCL, NVDR	8,064,200	21,385,724
PTT Oil & Retail Business PCL, NVDR(d)	12,287,400	11,514,512
Siam Cement PCL (The), NVDR	426,700	5,688,506
Sri Trang Gloves Thailand PCL, NVDR	1,236,300	1,419,161
Thai Union Group PCL, NVDR	7,196,600	4,443,104

		210,552,264

Turkey — 0.6%
BIM Birlesik Magazalar AS	2,114,763	18,270,393
Turkcell Iletisim Hizmetleri AS	1,715,504	3,392,212

		21,662,605

United Arab Emirates — 2.2%
Abu Dhabi National Oil Co. for Distribution PJSC	14,237,625	17,515,293
Dubai Islamic Bank PJSC	3,441,685	4,776,165
Emirates Telecommunications Group Co. PJSC	7,178,281	46,120,477

S C H E D U L E O F I N V E S T M E N T S	33

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Arab Emirates (continued)
First Abu Dhabi Bank PJSC	3,574,881	$16,545,193

		84,957,128

Total Common Stocks — 98.7% (Cost: $3,135,011,778)		3,824,025,062

Preferred Stocks

Russia — 0.5%
Surgutneftegas PJSC, Preference Shares, NVS	41,211,800	21,738,827

South Korea — 0.4%
LG Household & Health Care Ltd., Preference Shares, NVS	16,741	9,913,137
Samsung Electronics Co. Ltd., Preference Shares, NVS	80,434	4,903,777

		14,816,914

Total Preferred Stocks — 0.9% (Cost: $39,352,346)		36,555,741

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(e)(f)(g)	15,768,273	15,776,157

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	7,590,000	$7,590,000

		23,366,157

Total Short-Term Investments — 0.6% (Cost: $23,351,938)		23,366,157

Total Investments in Securities — 100.2% (Cost: $3,197,716,062)		3,883,946,960

Other Assets, Less Liabilities — (0.2)%		(9,432,478)

Net Assets — 100.0%		$3,874,514,482

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of this security is on loan.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$54,438,073	$—		$(38,635,231	)(a)	$(9,122)	$(17,563)	$15,776,157	15,768,273	$1,025,870	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	7,040,000	550,000	(a)	—		—	—	7,590,000	7,590,000	4,450		—

						$(9,122)	$(17,563)	$23,366,157		$1,030,320		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	181	09/17/21	$11,758	$258,598
2-Year U.S. Treasury Note	6	09/30/21	1,324	492
2-Year U.S. Treasury Note	5	12/31/21	1,101	837

				$259,927

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Min Vol Factor ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Equity Contracts	Interest Rate Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$258,597	$1,330	$259,927

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Equity Contracts	Interest Rate Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$1,242,388	$1,726	$1,244,114

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$111,798	$982	$112,780

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,326,443

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$697,420,268	$3,126,604,765	$29	$3,824,025,062
Preferred Stocks	—	36,555,741	—	36,555,741
Money Market Funds	23,366,157	—	—	23,366,157

	$720,786,425	$3,163,160,506	$29	$3,883,946,960

Derivative financial instruments(a)
Assets
Futures Contracts	$259,927	$—	$—	$259,927

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments August 31, 2021	iShares® MSCI Emerging Markets Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 1.2%
Adecoagro SA(a)	89,565	$837,433
BB Seguridade Participacoes SA	633,257	2,334,238
Telefonica Brasil SA	459,472	3,885,803
TIM SA	767,360	1,849,096

		8,906,570

China — 39.8%
360 DigiTech Inc.(a)(b)	77,617	1,769,668
3SBio Inc.(a)(c)	1,158,000	1,290,044
Agile Group Holdings Ltd.	1,066,000	1,222,475
Alibaba Group Holding Ltd.(a)	809,848	16,957,887
Anhui Conch Cement Co. Ltd., Class H	1,120,000	6,059,891
Apeloa Pharmaceutical Co. Ltd., Class A	63,500	310,721
Bank of Communications Co. Ltd., Class H	7,945,000	4,562,835
Beijing Enterprises Holdings Ltd.	458,000	1,576,179
Bosideng International Holdings Ltd.	2,930,000	2,391,938
Brilliance China Automotive Holdings Ltd.	2,484,000	958,812
Brilliance China Automotive Holdings Ltd., ADR(a)	11,799	45,544
BYD Electronic International Co. Ltd.	612,000	2,799,531
C&S Paper Co. Ltd., Class A	70,600	200,476
China Cinda Asset Management Co. Ltd., Class H	8,003,000	1,419,414
China CITIC Bank Corp. Ltd., Class H	8,085,000	3,716,873
China Communications Services Corp. Ltd., Class H	2,180,000	1,158,452
China Conch Venture Holdings Ltd.	1,469,500	6,014,405
China Construction Bank Corp., Class H	27,261,000	19,643,122
China Everbright Bank Co. Ltd., Class H	2,890,000	1,035,840
China Everbright Ltd.	844,000	1,059,169
China Hongqiao Group Ltd.	2,063,000	3,059,885
China Lesso Group Holdings Ltd.	989,000	2,116,801
China Longyuan Power Group Corp. Ltd., Class H	3,048,000	6,212,275
China Medical System Holdings Ltd.	1,234,000	2,422,046
China Meidong Auto Holdings Ltd.	510,000	2,558,078
China Merchants Port Holdings Co. Ltd.	1,324,000	2,227,399
China National Building Material Co. Ltd., Class H	3,504,000	4,785,059
China Power International Development Ltd.	3,564,000	1,439,169
China Resources Cement Holdings Ltd.	2,212,000	2,168,839
China Resources Pharmaceutical Group Ltd.(c)	1,423,500	740,303
China Resources Power Holdings Co. Ltd.	1,740,000	4,275,745
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	52,700	228,046
China Shenhua Energy Co. Ltd., Class H	940,500	2,079,735
China Taiping Insurance Holdings Co. Ltd.	1,463,800	2,138,737
China Traditional Chinese Medicine Holdings Co. Ltd.(a)	2,510,000	1,194,691
Chongqing Rural Commercial Bank Co. Ltd., Class H	2,070,000	791,867
COSCO SHIPPING Holdings Co. Ltd., Class H(a)(b)	3,038,500	5,734,823
COSCO SHIPPING Ports Ltd.	1,656,000	1,377,126
Daan Gene Co Ltd., Class A	75,580	219,512
Dali Foods Group Co. Ltd.(c)	1,873,000	1,049,995
Daqo New Energy Corp., ADR(a)(b)	18,707	1,146,926
Dongfeng Motor Group Co. Ltd., Class H	2,454,000	2,687,104
Far East Horizon Ltd.	1,508,000	1,714,022
Fuyao Glass Industry Group Co. Ltd., Class H(c)	549,600	3,382,131
GF Securities Co. Ltd., Class H	1,003,600	1,783,436
Great Wall Motor Co. Ltd., Class H	2,811,000	12,965,236
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	25,500	416,603
Haitian International Holdings Ltd.	578,000	2,214,659
Hesteel Co. Ltd., Class A	591,200	285,738
Hopson Development Holdings Ltd.	599,100	2,334,021
Hua Hong Semiconductor Ltd.(a)(c)	422,000	2,483,583

Security	Shares	Value

China (continued)
Huaxin Cement Co. Ltd., Class A	76,000	$227,239
Hunan Valin Steel Co. Ltd., Class A	341,320	412,264
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	454,600	409,188
Intco Medical Technology Co. Ltd., Class A	18,300	289,696
Jiangsu Expressway Co. Ltd., Class H	1,110,000	1,151,753
Jiangxi Copper Co. Ltd., Class H	1,006,000	2,035,570
Jilin Aodong Pharmaceutical Group Co. Ltd., Class A	63,100	155,429
JOYY Inc., ADR	2,174	137,614
Kingboard Holdings Ltd.	601,500	2,957,529
Kingboard Laminates Holdings Ltd.	847,000	1,665,599
Kingfa Sci & Tech Co. Ltd., Class A	138,600	347,993
Kingsoft Corp. Ltd.	872,200	3,498,730
KWG Group Holdings Ltd.	1,156,000	1,217,030
Lee & Man Paper Manufacturing Ltd.	1,188,000	1,042,652
Lenovo Group Ltd.	6,552,000	7,227,068
Li Ning Co. Ltd.	1,900,500	25,485,269
Nine Dragons Paper Holdings Ltd.	1,486,000	2,030,053
Noah Holdings Ltd., ADR(a)(b)	30,673	1,195,634
Northeast Securities Co. Ltd., Class A	126,000	166,718
PICC Property & Casualty Co. Ltd., Class H	6,259,000	5,658,838
Postal Savings Bank of China Co. Ltd., Class H(c)	7,207,000	5,192,094
Sailun Group Co. Ltd., Class A	165,000	254,231
Sany Heavy Equipment International Holdings Co. Ltd.	1,000,000	1,285,037
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	61,500	179,493
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	116,175	655,378
Shandong Sun Paper Industry JSC Ltd., Class A	141,300	269,081
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	2,256,000	3,712,093
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	40,606	451,312
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	708,700	1,405,939
Shanxi Taigang Stainless Steel Co. Ltd., Class A	306,900	479,595
Shenzhen International Holdings Ltd.	1,095,500	1,429,570
Shenzhen Investment Ltd.	2,394,000	710,592
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A(a)	56,800	222,907
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	90,760	240,303
Sinopharm Group Co. Ltd., Class H	1,214,000	3,124,235
Sinotruk Hong Kong Ltd.	627,000	1,235,356
SSY Group Ltd.	1,246,000	773,116
Sun Art Retail Group Ltd.	1,237,000	750,461
Tangshan Jidong Cement Co. Ltd., Class A	72,600	142,818
Tencent Holdings Ltd.	329,500	20,350,836
Tingyi Cayman Islands Holding Corp.	1,784,000	3,176,850
Uni-President China Holdings Ltd.	1,178,000	1,113,396
Vinda International Holdings Ltd.(b)	323,000	952,026
Vipshop Holdings Ltd., ADR(a)	405,382	5,995,600
Want Want China Holdings Ltd.	4,401,000	2,990,737
Weifu High-Technology Group Co. Ltd., Class A	45,100	161,866
Wharf Holdings Ltd. (The)	1,243,000	4,195,210
Wuchan Zhongda Group Co. Ltd., Class A	272,700	256,895
Yadea Group Holdings Ltd.(c)	1,090,000	1,939,467
Yanzhou Coal Mining Co. Ltd., Class H	1,376,000	2,398,544
Youngor Group Co. Ltd., Class A	249,400	249,646
Yum China Holdings Inc.	265,634	16,352,429
Zhejiang Expressway Co. Ltd., Class H	1,304,000	1,143,470
Zhejiang Semir Garment Co. Ltd., Class A	121,300	177,672
Zhejiang Weixing New Building Materials Co. Ltd., Class A	85,800	262,583
Zhongsheng Group Holdings Ltd.	516,500	4,318,455

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Zhuzhou CRRC Times Electric Co. Ltd., Class H(a)	496,000	$2,981,029
Zhuzhou Kibing Group Co. Ltd., Class A	144,700	611,070
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	1,221,800	1,164,238

		303,044,362

Cyprus — 1.3%
TCS Group Holding PLC, GDR	108,338	9,615,350

Hong Kong — 0.2%
Yuexiu Property Co. Ltd.	1,265,400	1,186,173

Hungary — 0.5%
Richter Gedeon Nyrt	126,590	3,794,107

India — 15.9%
ACC Ltd.	68,441	2,258,324
Adani Enterprises Ltd.	248,736	5,402,770
Adani Total Gas Ltd.	249,275	4,959,380
Ambuja Cements Ltd.	629,488	3,623,027
Apollo Hospitals Enterprise Ltd.	84,595	5,749,524
Aurobindo Pharma Ltd.	265,434	2,640,435
Balkrishna Industries Ltd.	79,104	2,482,244
Cipla Ltd.	438,261	5,684,125
Colgate-Palmolive India Ltd.	67,807	1,570,801
Container Corp. of India Ltd.	220,480	2,047,010
Dr. Reddy’s Laboratories Ltd.	105,543	6,797,283
HCL Technologies Ltd.	984,104	15,910,316
HDFC Asset Management Co. Ltd.(c)	48,187	2,024,725
Hero MotoCorp Ltd.	108,568	4,068,915
Indus Towers Ltd.	309,494	911,022
Infosys Ltd.	1,128,211	26,331,776
Ipca Laboratories Ltd.	63,162	2,226,009
Jubilant Foodworks Ltd.	71,604	3,909,654
Larsen & Toubro Infotech Ltd.(c)	47,541	3,454,302
Lupin Ltd.	2,642	34,604
MRF Ltd.	1,728	1,884,277
Page Industries Ltd.	5,078	2,187,059
REC Ltd.	805,986	1,671,946
Tech Mahindra Ltd.	481,205	9,521,062
Wipro Ltd.	370,898	3,252,476

		120,603,066

Indonesia — 0.1%
Gudang Garam Tbk PT	431,900	1,000,120

Kuwait — 0.5%
Mobile Telecommunications Co. KSCP	1,959,571	3,978,320

Malaysia — 0.4%
Kossan Rubber Industries	1,148,400	856,397
Sime Darby Bhd(b)	2,473,700	1,403,141
Supermax Corp. Bhd(b)	1,363,373	1,082,302

		3,341,840

Philippines — 0.4%
Globe Telecom Inc.	24,255	1,326,103
PLDT Inc.	68,515	2,012,051

		3,338,154

Qatar — 0.8%
Barwa Real Estate Co.	856,724	710,590
Commercial Bank PSQC (The)	1,799,755	2,940,980
Ooredoo QPSC	726,881	1,359,927

Security	Shares	Value

Qatar (continued)
Qatar Electricity & Water Co. QSC	236,893	$1,064,567

		6,076,064

Russia — 0.3%
Inter RAO UES PJSC	33,064,100	2,083,431

Saudi Arabia — 4.5%
Abdullah Al Othaim Markets Co.	40,092	1,232,524
Advanced Petrochemical Co.	96,010	1,832,809
Arab National Bank	543,844	3,318,805
Bupa Arabia for Cooperative Insurance Co.	54,288	2,417,174
Co for Cooperative Insurance (The)	55,666	1,357,997
Dr Sulaiman Al Habib Medical Services Group Co.	47,799	2,339,447
Jarir Marketing Co.	53,327	3,079,562
Mobile Telecommunications Co.(a)	399,423	1,542,018
Mouwasat Medical Services Co.	44,381	2,319,214
National Petrochemical Co.	108,952	1,379,801
SABIC Agri-Nutrients Co.	194,251	6,493,521
Saudi Cement Co.	67,450	1,127,554
Saudi Industrial Investment Group	199,535	1,909,054
Yanbu National Petrochemical Co.	229,202	4,142,967

		34,492,447

South Africa — 5.5%
African Rainbow Minerals Ltd.	101,491	1,810,821
Aspen Pharmacare Holdings Ltd.(a)	352,252	4,755,538
Exxaro Resources Ltd.	227,936	2,895,205
Gold Fields Ltd.	804,676	7,642,278
Harmony Gold Mining Co. Ltd.	503,046	1,876,425
Impala Platinum Holdings Ltd.	718,404	11,006,450
Kumba Iron Ore Ltd.	58,424	2,623,782
Mr. Price Group Ltd.	232,543	3,488,565
Rand Merchant Investment Holdings Ltd.	694,769	1,511,650
Reinet Investments SCA	123,981	2,398,922
Tiger Brands Ltd.	150,687	1,928,835

		41,938,471

South Korea — 11.4%
Coway Co. Ltd.	50,111	3,378,751
DB Insurance Co. Ltd.	41,629	2,104,748
E-MART Inc.	17,723	2,730,670
Hana Financial Group Inc.	144,565	5,598,130
Hankook Tire & Technology Co. Ltd.	67,442	2,705,730
Kia Corp.	230,750	16,880,082
Kumho Petrochemical Co. Ltd.	16,573	2,770,876
LG Electronics Inc.	96,470	11,782,039
LG Innotek Co. Ltd.	12,931	2,390,203
LG Uplus Corp.	193,263	2,338,316
POSCO	52,717	15,173,543
S-1 Corp.	15,570	1,102,503
Samsung Electronics Co. Ltd.	220,939	14,586,002
SK Telecom Co. Ltd.	13,624	3,502,855

		87,044,448

Taiwan — 15.1%
Acer Inc.	510,000	462,857
Asustek Computer Inc.	639,000	7,459,549
Catcher Technology Co. Ltd.	438,000	2,634,364
Compal Electronics Inc.	3,800,000	3,135,882
Innolux Corp.	7,929,000	4,911,289
Inventec Corp.	2,342,000	2,048,821
Lite-On Technology Corp.	1,922,718	4,239,614
Nien Made Enterprise Co. Ltd.	146,000	2,176,813

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Multifactor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Novatek Microelectronics Corp.	524,000	$8,456,098
Pegatron Corp.	1,807,000	4,219,878
Phison Electronics Corp.	143,000	2,191,617
Pou Chen Corp.	2,141,000	2,542,986
Powertech Technology Inc.	637,000	2,581,430
Synnex Technology International Corp.	1,208,000	2,343,123
Taiwan Semiconductor Manufacturing Co. Ltd.	1,474,000	32,332,516
United Microelectronics Corp.	10,557,000	23,921,429
Wan Hai Lines Ltd.	503,000	4,500,529
Wistron Corp.	2,441,063	2,410,934
WPG Holdings Ltd.	1,443,160	2,517,405

		115,087,134

Thailand — 0.5%
Krung Thai Bank PCL, NVDR	3,186,200	1,105,260
Krungthai Card PCL, NVDR	818,300	1,680,428
Srisawad Corp. PCL, NVDR	338,900	753,597

		3,539,285

United Arab Emirates — 0.8%
Abu Dhabi Islamic Bank PJSC	1,316,114	2,020,237
Aldar Properties PJSC	3,489,492	3,940,547

		5,960,784

Total Common Stocks — 99.2% (Cost: $581,355,072)		755,030,126

Preferred Stocks

Brazil — 0.8%
Cia. Paranaense de Energia, Preference Shares, NVS	933,771	1,235,204
Itausa SA, Preference Shares, NVS	2,276,835	5,090,163

		6,325,367

Total Preferred Stocks — 0.8% (Cost: $5,743,440)		6,325,367

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(d)(e)(f)	8,544,640	$8,548,912
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	2,300,000	2,300,000

		10,848,912

Total Short-Term Investments — 1.4% (Cost: $10,847,448)		10,848,912

Total Investments in Securities — 101.4% (Cost: $597,945,960)		772,204,405

Other Assets, Less Liabilities — (1.4)%		(11,005,198)

Net Assets — 100.0%		$761,199,207

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$7,386,667	$1,166,525	(a)	$—	$(3,655)	$(625)	$8,548,912	8,544,640	$106,720	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,110,000	1,190,000	(a)	—	—	—	2,300,000	2,300,000	488		—

					$(3,655)	$(625)	$10,848,912		$107,208		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Emerging Markets Multifactor ETF

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(38,150)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(71,675)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$794,142

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$92,380,648	$662,649,478	$—	$755,030,126
Preferred Stocks	6,325,367	—	—	6,325,367
Money Market Funds	10,848,912	—	—	10,848,912

	$109,554,927	$662,649,478	$—	$772,204,405

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments August 31, 2021	iShares® MSCI Global Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.4%
Endeavour Group Ltd./Australia(a)	543,283	$2,901,301
Woolworths Group Ltd.	543,283	16,537,506

		19,438,807

Belgium — 0.2%
Etablissements Franz Colruyt NV	84,994	4,757,764
Proximus SADP	226,903	4,448,751

		9,206,515

Canada — 3.0%
Agnico Eagle Mines Ltd.	255,472	14,700,802
BCE Inc.	113,427	5,915,663
CGI Inc.(a)	170,339	15,224,052
Empire Co. Ltd., Class A, NVS	102,693	3,320,948
Franco-Nevada Corp.	297,739	43,434,283
Intact Financial Corp.	121,909	16,603,356
Loblaw Companies Ltd.	145,780	10,270,982
Metro Inc.	111,042	5,656,616
TELUS Corp.	665,180	15,326,582
Thomson Reuters Corp.	140,916	16,465,610
Waste Connections Inc.	113,264	14,634,842

		161,553,736

China — 4.1%
Agricultural Bank of China Ltd., Class A	6,859,599	3,145,655
Agricultural Bank of China Ltd., Class H	6,470,000	2,168,989
Alibaba Group Holding Ltd.(a)	158,248	3,313,649
Anhui Conch Cement Co. Ltd., Class A	397,800	2,463,141
Bank of Communications Co. Ltd., Class A	3,609,900	2,471,815
Bank of Communications Co. Ltd., Class H	5,471,000	3,142,010
Baoshan Iron & Steel Co. Ltd., Class A	2,077,200	3,278,768
BeiGene Ltd., ADR(a)(b)	34,834	10,739,322
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	3,815,800	2,808,398
Changchun High & New Technology Industry Group Inc., Class A	39,100	1,546,449
China Conch Venture Holdings Ltd.	1,800,500	7,369,130
China Construction Bank Corp., Class H	10,915,000	7,864,887
China Feihe Ltd.(c)	1,085,000	1,960,623
China Huishan Dairy Holdings Co. Ltd.(a)(d)	2,093,055	3
China Meidong Auto Holdings Ltd.	508,000	2,548,046
China Tourism Group Duty Free Corp. Ltd., Class A	183,400	6,494,525
China Tower Corp. Ltd., Class H(c)	35,420,000	4,645,927
China Yangtze Power Co. Ltd., Class A	2,128,600	6,376,893
Chongqing Zhifei Biological Products Co. Ltd., Class A	149,100	4,088,139
Chow Tai Fook Jewellery Group Ltd.	1,444,800	2,922,817
CITIC Securities Co. Ltd., Class A	650,320	2,587,680
COSCO SHIPPING Holdings Co. Ltd., Class A(a)	1,173,250	3,766,991
Country Garden Services Holdings Co. Ltd.	931,000	7,104,191
East Money Information Co. Ltd., Class A	613,900	2,944,965
Guangdong Investment Ltd.	1,727,147	2,398,625
Hansoh Pharmaceutical Group Co. Ltd.(c)	1,878,000	5,120,431
I-Mab, ADR(a)	48,075	3,409,479
Industrial & Commercial Bank of China Ltd., Class A	5,862,151	4,193,783
Industrial & Commercial Bank of China Ltd., Class H	11,533,000	6,422,433
Jiangsu Hengrui Medicine Co. Ltd., Class A	599,040	4,197,723
Lenovo Group Ltd.	3,928,000	4,332,711
LONGi Green Energy Technology Co. Ltd., Class A	261,880	3,633,856
Microport Scientific Corp.	363,000	2,251,628
Ping An Bank Co. Ltd., Class A	1,801,400	4,964,420
Postal Savings Bank of China Co. Ltd., Class H(c)	12,424,000	8,950,545
SF Holding Co. Ltd., Class A	395,900	3,537,188

Security	Shares	Value

China (continued)
Shenzhen International Holdings Ltd.	1,747,000	$2,279,744
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	113,700	5,791,638
Tencent Holdings Ltd.	183,300	11,321,118
Will Semiconductor Co. Ltd. Shanghai, Class A	82,000	3,077,478
WuXi AppTec Co. Ltd., Class A	179,904	3,706,947
Wuxi Biologics Cayman Inc., New(a)(c)	489,000	7,570,675
Xiaomi Corp., Class B(a)(c)	4,941,200	15,927,523
Yadea Group Holdings Ltd.(c)	1,252,000	2,227,718
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	55,900	3,007,328
ZTO Express Cayman Inc., ADR	391,331	11,039,447

		215,115,451

Denmark — 1.6%
Coloplast A/S, Class B	183,836	31,851,130
Novo Nordisk A/S, Class B	496,766	49,731,189
Tryg A/S	207,420	5,135,786

		86,718,105

Finland — 0.3%
Elisa OYJ	221,927	14,223,447

France — 1.1%
Eurofins Scientific SE	56,064	7,954,977
Hermes International	22,175	32,637,348
Orange SA	1,422,890	16,177,122

		56,769,447

Germany — 1.3%
Deutsche Telekom AG, Registered	2,595,717	55,193,384
HelloFresh SE(a)	80,889	8,733,410
Telefonica Deutschland Holding AG	1,561,222	4,382,543

		68,309,337

Hong Kong — 2.3%
CLP Holdings Ltd.	1,539,254	15,386,260
Hang Seng Bank Ltd.	1,190,900	21,290,158
HK Electric Investments & HK Electric Investments Ltd., Class SS	4,121,500	4,099,258
HKT Trust & HKT Ltd., Class SS	5,847,000	7,972,906
Hong Kong & China Gas Co. Ltd.(b)	11,877,579	19,096,280
Jardine Matheson Holdings Ltd.	325,800	17,667,919
Link REIT	1,403,700	12,906,182
MTR Corp. Ltd.(b)	2,383,500	13,418,069
Power Assets Holdings Ltd.	1,053,000	6,608,652
Xinyi Glass Holdings Ltd.	740,000	3,109,653

		121,555,337

India — 3.7%
ACC Ltd.	116,711	3,851,073
Adani Green Energy Ltd.(a)	256,065	3,739,247
Adani Total Gas Ltd.	275,276	5,476,676
Adani Transmission Ltd.(a)	153,126	3,307,351
Ambuja Cements Ltd.	1,079,692	6,214,182
Asian Paints Ltd.	439,874	19,269,321
Avenue Supermarts Ltd.(a)(c)	126,747	6,858,050
Bajaj Auto Ltd.	65,852	3,356,802
Bharat Petroleum Corp. Ltd.	667,481	4,300,753
Dabur India Ltd.	827,457	7,038,015
Dr. Reddy’s Laboratories Ltd.	63,064	4,061,509
Eicher Motors Ltd.	185,425	6,788,768
HCL Technologies Ltd.	924,960	14,954,117
Hero MotoCorp Ltd.	79,353	2,973,994

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Global Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Hindustan Petroleum Corp. Ltd.	1,038,667	$3,786,166
Hindustan Unilever Ltd.	162,825	6,064,179
Indian Oil Corp. Ltd.	2,923,239	4,429,865
Infosys Ltd.	531,453	12,403,798
Ipca Laboratories Ltd.	108,369	3,819,233
Larsen & Toubro Infotech Ltd.(c)	51,188	3,719,291
Larsen & Toubro Ltd.	206,596	4,720,001
Maruti Suzuki India Ltd.	37,967	3,552,167
MRF Ltd.	2,423	2,642,131
Petronet LNG Ltd.	1,165,067	3,628,072
Pidilite Industries Ltd.	237,859	7,421,449
Sun Pharmaceutical Industries Ltd.	423,784	4,602,639
Tata Consultancy Services Ltd.	248,141	12,845,379
Tech Mahindra Ltd.	378,452	7,488,004
UltraTech Cement Ltd.	64,048	6,861,355
Wipro Ltd.	539,653	4,732,321
Wipro Ltd., ADR	1,021,266	9,538,624
Yes Bank Ltd.(a)	15,932,840	2,355,236

		196,799,768

Ireland — 0.6%
Horizon Therapeutics PLC(a)	85,640	9,256,828
Kerry Group PLC, Class A	150,216	22,029,057

		31,285,885

Israel — 0.4%
Azrieli Group Ltd.	41,149	3,846,692
Bank Hapoalim BM	443,769	3,817,581
Bank Leumi Le-Israel BM	635,522	5,250,182
Check Point Software Technologies Ltd.(a)	24,346	3,058,588
Isracard Ltd.	0	1
Nice Ltd.(a)	21,201	6,156,719

		22,129,763

Italy — 0.3%
DiaSorin SpA	39,102	8,921,064
Infrastrutture Wireless Italiane SpA(c)	198,916	2,366,585
Recordati Industria Chimica e Farmaceutica SpA	90,662	5,949,319

		17,236,968

Japan — 10.7%
ABC-Mart Inc.	51,700	2,764,072
Ajinomoto Co. Inc.	220,700	6,505,433
Asahi Intecc Co. Ltd.	97,400	2,946,953
Canon Inc.	1,005,300	23,918,225
Capcom Co. Ltd.	274,500	7,644,574
Chugai Pharmaceutical Co. Ltd.	561,500	21,939,451
East Japan Railway Co.	72,900	4,899,917
FUJIFILM Holdings Corp.	177,500	14,606,861
Hamamatsu Photonics KK	219,400	12,787,296
Hankyu Hanshin Holdings Inc.	80,900	2,420,894
Hirose Electric Co. Ltd.	50,400	8,391,332
Japan Post Bank Co. Ltd.	633,200	5,536,891
Japan Post Holdings Co. Ltd.	1,469,000	12,625,647
Japan Tobacco Inc.	126,900	2,462,187
KDDI Corp.	557,400	17,037,142
Keio Corp.	121,800	6,554,017
Keyence Corp.	54,200	32,538,040
Kintetsu Group Holdings Co. Ltd.(a)	171,800	5,868,036
Kirin Holdings Co. Ltd.	128,700	2,331,624
Koei Tecmo Holdings Co. Ltd.	93,500	3,989,932
Lawson Inc.	78,300	3,765,936
McDonald’s Holdings Co. Japan Ltd.(b)	115,600	5,513,999

Security	Shares	Value

Japan (continued)
MEIJI Holdings Co. Ltd.	99,900	$6,144,058
Mizuho Financial Group Inc.	974,100	13,648,919
MonotaRO Co. Ltd.	391,500	8,676,737
NEC Corp.	382,000	20,048,574
Nexon Co. Ltd.	452,000	8,243,860
Nintendo Co. Ltd.	30,500	14,653,393
Nippon Paint Holdings Co. Ltd.	162,700	2,020,605
Nippon Prologis REIT Inc.	3,231	11,618,847
Nippon Telegraph & Telephone Corp.	1,078,100	28,723,583
Nissin Foods Holdings Co. Ltd.	35,600	2,771,412
Nitori Holdings Co. Ltd.	79,000	14,781,314
Nomura Research Institute Ltd.	141,090	5,290,925
NTT Data Corp.	669,200	12,043,594
Obic Co. Ltd.	89,400	16,974,331
Odakyu Electric Railway Co. Ltd.	132,100	3,077,886
Ono Pharmaceutical Co. Ltd.	120,900	2,902,860
Oracle Corp. Japan	60,300	4,948,516
Oriental Land Co. Ltd.	176,000	26,628,059
Pan Pacific International Holdings Corp.	529,900	10,080,465
PeptiDream Inc.(a)	87,800	3,093,829
Rinnai Corp.	56,600	6,084,320
Secom Co. Ltd.	286,900	21,756,412
Seven & i Holdings Co. Ltd.	75,600	3,298,907
SG Holdings Co. Ltd.	113,700	3,086,674
Shimano Inc.	54,300	15,934,692
Shionogi & Co. Ltd.	48,629	3,055,393
Softbank Corp.	2,038,200	27,276,890
Suntory Beverage & Food Ltd.	214,100	8,581,881
Sysmex Corp.	142,400	16,183,233
Takeda Pharmaceutical Co. Ltd.	115,000	3,827,832
Tobu Railway Co. Ltd.	293,700	7,657,198
Toho Co. Ltd.	151,800	6,576,699
Toho Gas Co. Ltd.	115,400	5,379,590
Toyo Suisan Kaisha Ltd.	139,800	5,793,654
USS Co. Ltd.	148,000	2,445,158
Welcia Holdings Co. Ltd.	150,800	5,317,880
Yamada Holdings Co. Ltd.	1,056,200	4,531,237

		570,207,876

Kuwait — 0.2%
Mobile Telecommunications Co. KSCP	3,375,493	6,852,924
National Bank of Kuwait SAKP	1,152,220	3,585,313

		10,438,237

Malaysia — 0.5%
Hong Leong Bank Bhd	1,015,300	4,684,497
IHH Healthcare Bhd	1,943,500	2,990,060
Malayan Banking Bhd	2,887,600	5,833,514
Maxis Bhd	3,056,900	3,448,848
Petronas Chemicals Group Bhd	1,633,700	3,260,655
Public Bank Bhd	6,434,800	6,470,403

		26,687,977

Netherlands — 0.6%
Koninklijke Ahold Delhaize NV	594,650	20,061,973
Koninklijke KPN NV	1,608,453	5,152,467
QIAGEN NV(a)	85,528	4,733,271

		29,947,711

New Zealand — 0.2%
Fisher & Paykel Healthcare Corp. Ltd.	179,718	4,194,243
Spark New Zealand Ltd.	1,714,436	5,886,886

		10,081,129

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Global Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway — 0.2%
Telenor ASA	607,295	$10,639,175

Peru — 0.0%
Credicorp Ltd.(a)	17,719	1,889,377

Philippines — 0.2%
BDO Unibank Inc.	2,601,649	5,747,161
PLDT Inc.	118,035	3,466,284

		9,213,445

Qatar — 0.2%
Qatar Islamic Bank SAQ	520,834	2,579,503
Qatar National Bank QPSC	2,086,953	10,827,304

		13,406,807

Russia — 0.3%
Polymetal International PLC	238,370	4,765,143
Polyus PJSC	52,551	9,482,150

		14,247,293

Saudi Arabia — 1.1%
Alinma Bank	1,523,102	9,301,516
Bank AlBilad(a)	370,654	4,223,438
Bank Al-Jazira	626,892	3,094,049
Jarir Marketing Co.	91,751	5,298,496
SABIC Agri-Nutrients Co.	297,718	9,952,269
Saudi Basic Industries Corp.	117,594	3,855,376
Saudi Telecom Co.	614,506	22,116,760
Yanbu National Petrochemical Co.	180,961	3,270,981

		61,112,885

Singapore — 0.5%
Oversea-Chinese Banking Corp. Ltd.(b)	499,800	4,229,512
Singapore Exchange Ltd.	721,600	5,296,372
Singapore Telecommunications Ltd.	11,444,700	19,702,590

		29,228,474

South Korea — 0.3%
NAVER Corp.	11,610	4,395,974
SK Telecom Co. Ltd.	39,544	10,167,124

		14,563,098

Sweden — 0.2%
Telefonaktiebolaget LM Ericsson, Class B	864,040	10,234,643
Telia Co. AB	606,997	2,609,702

		12,844,345

Switzerland — 6.8%
Chocoladefabriken Lindt & Spruengli AG, Registered	169	20,650,942
EMS-Chemie Holding AG, Registered	10,932	11,845,391
Givaudan SA, Registered	3,025	15,176,356
Kuehne + Nagel International AG, Registered	84,132	30,747,534
Logitech International SA, Registered	268,933	27,536,011
Nestle SA, Registered	528,751	66,775,297
Novartis AG, Registered	269,326	24,910,195
Partners Group Holding AG	7,515	13,324,123
Roche Holding AG, Bearer	23,377	10,464,728
Roche Holding AG, NVS	210,520	84,535,335
Schindler Holding AG, Registered	31,336	9,767,585
Sonova Holding AG, Registered	30,007	11,563,751
Swiss Prime Site AG, Registered	81,138	8,682,262
Swisscom AG, Registered	39,739	23,324,291

		359,303,801

Taiwan — 4.5%
Acer Inc.	4,032,000	3,659,293
Advantech Co. Ltd.	605,482	8,430,425

Security	Shares	Value

Taiwan (continued)
Asustek Computer Inc.	1,100,000	$12,841,164
AU Optronics Corp.	11,755,000	7,411,448
Chang Hwa Commercial Bank Ltd.	6,551,345	3,897,806
China Development Financial Holding Corp.	21,598,000	11,037,942
China Steel Corp.	8,480,000	11,648,662
Chunghwa Telecom Co. Ltd.	5,925,000	23,968,044
Compal Electronics Inc.	6,534,000	5,392,066
CTBC Financial Holding Co. Ltd.	3,738,000	3,098,185
E.Sun Financial Holding Co. Ltd.	9,235,377	8,852,980
Evergreen Marine Corp. Taiwan Ltd.	1,128,000	5,506,375
Far EasTone Telecommunications Co. Ltd.	2,384,000	5,303,869
First Financial Holding Co. Ltd.	16,120,644	13,313,996
Formosa Petrochemical Corp.	798,000	2,813,059
Hua Nan Financial Holdings Co. Ltd.	12,987,074	9,786,283
Inventec Corp.	3,347,000	2,928,011
Lite-On Technology Corp.	3,300,000	7,276,536
Mega Financial Holding Co. Ltd.	16,977,000	20,079,394
Nan Ya Plastics Corp.	1,039,000	3,357,579
Novatek Microelectronics Corp.	501,000	8,084,933
Quanta Computer Inc.	3,953,000	11,179,324
Synnex Technology International Corp.	2,084,250	4,042,760
Taishin Financial Holding Co. Ltd.	9,105,084	6,352,830
Taiwan Cooperative Financial Holding Co. Ltd.	14,510,252	11,690,629
Taiwan Mobile Co. Ltd.	2,566,000	9,351,616
Taiwan Semiconductor Manufacturing Co. Ltd.	546,000	11,976,631
WPG Holdings Ltd.	2,487,760	4,339,574

		237,621,414

Thailand — 0.5%
Advanced Info Service PCL, NVDR	689,500	4,020,439
Airports of Thailand PCL, NVDR	5,194,500	10,263,180
Bangkok Dusit Medical Services PCL, NVDR	7,373,200	5,348,458
Bumrungrad Hospital PCL, NVDR	683,200	2,816,003
Home Product Center PCL, NVDR(b)	7,459,300	3,305,088

		25,753,168

United Arab Emirates — 0.3%
Abu Dhabi National Oil Co. for Distribution PJSC	2,714,893	3,339,893
Emirates Telecommunications Group Co. PJSC	1,687,926	10,844,930

		14,184,823

United Kingdom — 0.2%
Admiral Group PLC	90,970	4,519,949
AstraZeneca PLC	32,965	3,855,040

		8,374,989

United States — 52.8%
Abbott Laboratories	91,811	11,602,156
Accenture PLC, Class A	38,289	12,886,546
Activision Blizzard Inc.	353,943	29,154,285
Allstate Corp. (The)	140,141	18,958,274
Alphabet Inc., Class C, NVS(a)	6,022	17,519,443
Amazon.com Inc.(a)	5,517	19,148,348
Ameren Corp.	64,068	5,620,045
American Electric Power Co. Inc.	183,234	16,412,269
American Tower Corp.	22,079	6,450,821
American Water Works Co. Inc.	95,054	17,323,592
Amgen Inc.	26,849	6,055,255
Amphenol Corp., Class A	199,797	15,310,444
Anthem Inc.	21,932	8,227,351
Aon PLC, Class A	82,450	23,651,607
Arthur J Gallagher & Co.	59,752	8,581,582
AT&T Inc.	612,253	16,787,977

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Global Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Automatic Data Processing Inc.	95,081	$19,875,732
AutoZone Inc.(a)	13,065	20,239,645
Baxter International Inc.	157,803	12,027,745
Berkshire Hathaway Inc., Class B(a)	92,808	26,521,742
Bio-Rad Laboratories Inc., Class A(a)	5,988	4,819,262
Black Knight Inc.(a)	244,053	18,467,491
Booz Allen Hamilton Holding Corp.	129,534	10,610,130
Bristol-Myers Squibb Co.	97,522	6,520,321
Broadridge Financial Solutions Inc.	117,883	20,301,810
Brown & Brown Inc.	218,518	12,684,970
Campbell Soup Co.	148,016	6,176,708
Cboe Global Markets Inc.	82,414	10,396,526
CH Robinson Worldwide Inc.	208,788	18,803,447
Church & Dwight Co. Inc.	206,428	17,269,766
Cisco Systems Inc.	676,366	39,919,121
Citrix Systems Inc.	190,633	19,610,417
Clorox Co. (The)	133,680	22,464,924
CME Group Inc.	75,043	15,137,674
CMS Energy Corp.	128,263	8,225,506
Cognizant Technology Solutions Corp., Class A	41,514	3,167,933
Colgate-Palmolive Co.	167,464	13,053,819
Comcast Corp., Class A	287,649	17,454,541
Consolidated Edison Inc.	533,221	40,231,524
Cooper Companies Inc. (The)	11,253	5,071,840
Costco Wholesale Corp.	25,815	11,758,474
Crown Castle International Corp.	131,709	25,642,425
Danaher Corp.	72,891	23,628,347
Dollar General Corp.	194,050	43,255,686
Dominion Energy Inc.	328,820	25,595,349
Domino’s Pizza Inc.	7,907	4,087,049
Duke Energy Corp.	388,690	40,680,295
Duke Realty Corp.	215,250	11,302,778
Electronic Arts Inc.	204,436	29,686,152
Eli Lilly & Co.	235,615	60,856,998
Erie Indemnity Co., Class A, NVS	39,540	7,002,139
Evergy Inc.	55,487	3,798,085
Eversource Energy	91,583	8,309,326
Expeditors International of Washington Inc.	154,613	19,270,964
Extra Space Storage Inc.	126,504	23,644,863
F5 Networks Inc.(a)	37,237	7,580,336
Fidelity National Information Services Inc.	141,654	18,099,132
Fiserv Inc.(a)	186,589	21,978,318
General Mills Inc.	130,807	7,561,953
Genuine Parts Co.	44,381	5,422,914
Gilead Sciences Inc.	723,160	52,631,585
Henry Schein Inc.(a)(b)	45,161	3,413,720
Hershey Co. (The)	193,148	34,322,400
Home Depot Inc. (The)	61,783	20,152,379
Hormel Foods Corp.	461,528	21,017,985
Humana Inc.	15,592	6,321,309
Intel Corp.	52,618	2,844,529
Intercontinental Exchange Inc.	67,555	8,074,849
International Business Machines Corp.	38,473	5,399,301
Intuit Inc.	20,694	11,715,080
Jack Henry & Associates Inc.	117,867	20,789,381
JM Smucker Co. (The)	82,247	10,171,487
Johnson & Johnson	297,207	51,455,448
Juniper Networks Inc.	110,621	3,205,797
Kellogg Co.	287,723	18,166,830
Keysight Technologies Inc.(a)(b)	290,345	52,082,086

Security	Shares	Value

United States (continued)
Kimberly-Clark Corp.	122,248	$16,846,997
Kroger Co. (The)	1,126,780	51,865,683
Liberty Broadband Corp., Class C, NVS(a)	182,314	34,880,314
MarketAxess Holdings Inc.	11,707	5,571,595
Marsh & McLennan Companies Inc.	212,364	33,383,621
Masimo Corp.(a)	15,111	4,103,241
Mastercard Inc., Class A	41,308	14,302,069
McCormick & Co. Inc./MD, NVS	240,412	20,745,151
McDonald’s Corp.	182,228	43,271,861
Medtronic PLC	200,941	26,821,605
Merck & Co. Inc.	671,071	51,196,007
Microsoft Corp.	38,173	11,523,665
Moderna Inc.(a)	15,618	5,883,144
Mondelez International Inc., Class A	88,467	5,491,147
Motorola Solutions Inc.	206,111	50,336,428
Newmont Corp.	971,201	56,319,946
NextEra Energy Inc.	650,279	54,616,933
Old Dominion Freight Line Inc.	9,274	2,677,589
Oracle Corp.	171,512	15,286,865
O’Reilly Automotive Inc.(a)	24,546	14,582,288
Palo Alto Networks Inc.(a)	16,925	7,803,102
Paychex Inc.	366,289	41,929,102
PepsiCo Inc.	348,757	54,542,107
Pfizer Inc.	438,946	20,222,242
Pool Corp.	8,906	4,402,236
Procter & Gamble Co. (The)	261,335	37,211,491
Progressive Corp. (The)	167,491	16,136,083
Public Storage	138,867	44,938,750
Regeneron Pharmaceuticals Inc.(a)	106,442	71,678,043
Republic Services Inc.	346,934	43,064,917
Seagen Inc.(a)	25,788	4,322,069
Southern Co. (The)	493,003	32,405,087
Starbucks Corp.	95,201	11,185,166
Stryker Corp.	21,668	6,004,203
Take-Two Interactive Software Inc.(a)	121,295	19,555,180
Target Corp.	129,911	32,085,419
T-Mobile U.S. Inc.(a)	175,361	24,027,964
Tradeweb Markets Inc., Class A	86,559	7,531,499
Travelers Companies Inc. (The)	21,799	3,481,518
Tyler Technologies Inc.(a)	63,187	30,689,926
UnitedHealth Group Inc.	29,981	12,480,191
VeriSign Inc.(a)	38,692	8,367,532
Verizon Communications Inc.	1,182,422	65,033,210
Vertex Pharmaceuticals Inc.(a)	164,503	32,948,306
Visa Inc., Class A	233,397	53,471,253
Walmart Inc.	335,169	49,638,529
Walt Disney Co. (The)(a)	52,926	9,595,484
Waste Management Inc.	469,398	72,808,324
WEC Energy Group Inc.	402,251	38,004,674
West Pharmaceutical Services Inc.	55,245	24,949,747
Western Union Co. (The)	639,894	13,847,306
Xcel Energy Inc.	561,072	38,573,700
Zoom Video Communications Inc., Class A(a)	20,842	6,033,759

		2,802,342,606

Total Common Stocks — 99.6% (Cost: $4,151,092,178)		5,282,431,196

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Global Min Vol Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.06%(e)(f)(g)	8,624,467	$8,628,779
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	9,940,000	9,940,000

		18,568,779

Total Short-Term Investments — 0.3% (Cost: $18,560,094)		18,568,779

Total Investments in Securities — 99.9% (Cost: $4,169,652,272)		5,300,999,975

Other Assets, Less Liabilities — 0.1%		5,261,144

Net Assets — 100.0%		$5,306,261,119

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$105,527,162	$—	$(96,858,185	)(a)	$73,919	$(114,117)	$8,628,779	8,624,467	$172,448	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	13,570,000	—	(3,630,000	)(a)	—	—	9,940,000	9,940,000	4,833		—

					$73,919	$(114,117)	$18,568,779		$177,281		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE E-Mini Index	48	09/17/21	$5,644	$4,934
MSCI Emerging Markets Index	43	09/17/21	2,793	(50,392)
S&P 500 E-Mini Index	48	09/17/21	10,849	463,145
2-Year U.S. Treasury Note	6	09/30/21	1,324	506
2-Year U.S. Treasury Note	5	12/31/21	1,102	806

				$418,999

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	iShares® MSCI Global Min Vol Factor ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Equity Contracts	Interest Rate Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$468,079	$1,312	$469,391

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$50,392	$—	$50,392

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Equity Contracts	Interest Rate Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$6,978,701	$(1,080)	$6,977,621

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(1,645,379)	$272	$(1,645,107)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$23,053,874
Average notional value of contracts — short	$44,147

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,122,573,516	$2,159,857,677	$3	$5,282,431,196
Money Market Funds	18,568,779	—	—	18,568,779

	$3,141,142,295	$2,159,857,677	$3	$5,300,999,975

Derivative financial instruments(a)
Assets
Futures Contracts	$469,391	$—	$—	$469,391
Liabilities
Futures Contracts	(50,392)	—	—	(50,392)

	$418,999	$—	$—	$418,999

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	45

Statements of Assets and Liabilities

August 31, 2021

	iShares ESG Aware MSCI EM ETF	iShares MSCI Emerging Markets ex China ETF	iShares MSCI Emerging Markets Min Vol Factor ETF (Consolidated)	iShares MSCI Emerging Markets Multifactor ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$7,102,422,146	$1,275,777,559	$3,860,580,803	$761,355,493
Affiliated(c)	47,325,570	5,479,242	23,366,157	10,848,912
Cash	27,012,011	21,409,985	2,757,357	5,505
Foreign currency, at value(d)	66,333,783	2,237,852	6,730,853	571,599
Cash pledged:
Futures contracts	187,000	225,000	883,000	—
Receivables:
Investments sold	254,310,352	76,654,367	13,179,945	168,016
Securities lending income — Affiliated	892,400	96,180	51,512	16,673
Variation margin on futures contracts	43,704	58,418	223,424	—
Capital shares sold	—	28,401	—	—
Dividends	9,484,762	1,623,329	9,514,691	1,447,046
Tax reclaims	48,424	5,443	37,411	736

Total assets	7,508,060,152	1,383,595,776	3,917,325,153	774,413,980

LIABILITIES
Collateral on securities loaned, at value	41,193,306	5,480,908	15,773,347	8,553,522
Deferred foreign capital gain tax	25,561,469	3,808,940	7,989,081	4,358,701
Payables:
Investments purchased	318,386,361	73,711,510	18,254,510	17,083
Variation margin on futures contracts	—	—	—	56
Bank borrowings	15,982,480	18,900,568	—	—
Capital shares redeemed	2,776	—	—	—
Investment advisory fees	1,490,278	227,235	793,587	283,717
Foreign taxes	18	18	146	1,694

Total liabilities	402,616,688	102,129,179	42,810,671	13,214,773

NET ASSETS	$7,105,443,464	$1,281,466,597	$3,874,514,482	$761,199,207

NET ASSETS CONSIST OF:
Paid-in capital	$5,947,876,441	$1,202,087,107	$3,875,736,316	$654,282,934
Accumulated earnings (loss)	1,157,567,023	79,379,490	(1,221,834)	106,916,273

NET ASSETS	$7,105,443,464	$1,281,466,597	$3,874,514,482	$761,199,207

Shares outstanding	163,900,000	20,400,000	60,600,000	14,200,000

Net asset value	$43.35	$62.82	$63.94	$53.61

Shares authorized	600 million	50 million	500 million	525 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$39,914,686	$4,943,442	$14,955,542	$8,186,780
(b) Investments, at cost — Unaffiliated	$5,774,509,263	$1,182,414,370	$3,174,364,124	$587,098,512
(c) Investments, at cost — Affiliated	$47,317,864	$5,479,242	$23,351,938	$10,847,448
(d) Foreign currency, at cost	$66,241,409	$2,213,318	$6,718,472	$565,176

See notes to financial statements.

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

August 31, 2021

iShares MSCI Global Min Vol Factor ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$5,282,431,196
Affiliated(c)	18,568,779
Cash	8,533
Foreign currency, at value(d)	4,825,034
Cash pledged:
Futures contracts	1,014,000
Receivables:
Investments sold	283,180
Securities lending income — Affiliated	324
Variation margin on futures contracts	24,364
Capital shares sold	55,494
Dividends	10,099,598
Tax reclaims	3,970,182

Total assets	5,321,280,684

LIABILITIES
Collateral on securities loaned, at value	8,542,575
Deferred foreign capital gain tax	5,531,268
Payables:
Investments purchased	55,494
Investment advisory fees	890,228

Total liabilities	15,019,565

NET ASSETS	$5,306,261,119

NET ASSETS CONSIST OF:
Paid-in capital	$4,412,938,295
Accumulated earnings	893,322,824

NET ASSETS	$5,306,261,119

Shares outstanding	49,700,000

Net asset value	$106.77

Shares authorized	500 million

Par value	$0.001

(a) Securities loaned, at value	$8,326,516
(b) Investments, at cost — Unaffiliated	$4,151,092,178
(c) Investments, at cost — Affiliated	$18,560,094
(d) Foreign currency, at cost	$4,831,329

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Operations

Year Ended August 31, 2021

	iShares ESG Aware MSCI EM ETF	iShares MSCI Emerging Markets ex China ETF	iShares MSCI Emerging Markets Min Vol Factor ETF (Consolidated)	iShares MSCI Emerging Markets Multifactor ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$145,455,734	$14,223,035	$109,100,772	$22,293,286
Dividends — Affiliated	4,199	14,906	4,450	488
Interest — Unaffiliated	—	76	144	—
Securities lending income — Affiliated — net	2,006,317	125,825	1,025,870	106,720
Other income — Unaffiliated	400	—	—	63
Foreign taxes withheld	(18,119,672)	(1,807,183)	(13,383,397)	(2,678,953)
Foreign withholding tax claims	—	—	560,363	—

Total investment income	129,346,978	12,556,659	97,308,202	19,721,604

EXPENSES
Investment advisory fees	16,050,999	1,093,950	27,753,423	3,067,019
Commitment fees	27,692	11,377	27,692	20,461
Professional fees	—	—	59,801	—
Miscellaneous	173	173	173	173
Mauritius income taxes	—	—	57,795	—
Interest expense	20,360	6,941	114,116	10,229

Total expenses	16,099,224	1,112,441	28,013,000	3,097,882

Less:
Investment advisory fees waived	—	(136,938)	(17,810,251)	—

Total expenses after fees waived	16,099,224	975,503	10,202,749	3,097,882

Net investment income	113,247,754	11,581,156	87,105,453	16,623,722

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(7,562,403)	(17,519,619)	265,210,079	4,381,694
Investments — Affiliated	(5,915)	2,918,607	(9,122)	(3,655)
In-kind redemptions — Unaffiliated	70,537,807	—	61,043,619	1,180,296
Futures contracts	612,032	(115,814)	1,244,114	(38,150)
Foreign currency transactions	(2,356,984)	(688,732)	(4,784,800)	(369,933)

Net realized gain (loss)	61,224,537	(15,405,558)	322,703,890	5,150,252

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	864,210,726	86,697,421	238,443,102	117,305,095
Investments — Affiliated	(4,312)	(748,069)	(17,563)	(625)
Futures contracts	(109,028)	144,680	112,780	(71,675)
Foreign currency translations	180,229	71,869	89,644	25,202

Net change in unrealized appreciation (depreciation)	864,277,615	86,165,901	238,627,963	117,257,997

Net realized and unrealized gain	925,502,152	70,760,343	561,331,853	122,408,249

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,038,749,906	$82,341,499	$648,437,306	$139,031,971

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$3,901,872	$45,913	$24,217,933	$1,114,155
(b) Net of reduction/increase in deferred foreign capital gain tax of	$(21,679,068)	$(3,808,940)	$1,381,096	$(3,567,269)

See notes to financial statements.

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended August 31, 2021

iShares MSCI Global Min Vol Factor ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$130,802,506
Dividends — Affiliated	4,833
Securities lending income — Affiliated — net	172,448
Foreign taxes withheld	(9,616,412)

Total investment income	121,363,375

EXPENSES
Investment advisory fees	17,501,608
Commitment fees	27,692
Miscellaneous	173
Interest expense	7,399

Total expenses	17,536,872

Less:
Investment advisory fees waived	(6,508,787)

Total expenses after fees waived	11,028,085

Net investment income	110,335,290

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	72,384,981
Investments — Affiliated	73,919
In-kind redemptions — Unaffiliated	346,904,063
Futures contracts	6,977,621
Foreign currency transactions	(447,815)

Net realized gain	425,892,769

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	293,901,637
Investments — Affiliated	(114,117)
Futures contracts	(1,645,107)
Foreign currency translations	(281,730)

Net change in unrealized appreciation (depreciation)	291,860,683

Net realized and unrealized gain	717,753,452

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$828,088,742

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$20,399
(b) Net of increase in deferred foreign capital gain tax of	$(5,531,268)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Changes in Net Assets

	iShares ESG Aware MSCI EM ETF		iShares MSCI Emerging Markets ex China ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$113,247,754	$54,816,938	$11,581,156	$1,206,430
Net realized gain (loss)	61,224,537	(108,209,301)	(15,405,558)	(1,794,619)
Net change in unrealized appreciation (depreciation)	864,277,615	455,740,384	86,165,901	4,629,214

Net increase in net assets resulting from operations	1,038,749,906	402,348,021	82,341,499	4,041,025

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(85,824,734)	(36,825,677)	(4,756,653)	(1,107,668)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,498,038,201	2,616,414,670	1,130,275,959	42,923,974

NET ASSETS
Total increase in net assets	3,450,963,373	2,981,937,014	1,207,860,805	45,857,331
Beginning of year	3,654,480,091	672,543,077	73,605,792	27,748,461

End of year	$7,105,443,464	$3,654,480,091	$1,281,466,597	$73,605,792

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Emerging Markets Min Vol Factor ETF (Consolidated)		iShares MSCI Emerging Markets Multifactor ETF

	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$87,105,453	$124,983,100	$16,623,722	$12,451,056
Net realized gain (loss)	322,703,890	(198,697,474)	5,150,252	(27,860,761)
Net change in unrealized appreciation (depreciation)	238,627,963	21,443,063	117,257,997	73,705,006

Net increase (decrease) in net assets resulting from operations	648,437,306	(52,271,311)	139,031,971	58,295,301

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(97,556,628)	(130,476,146)	(12,014,914)	(12,464,595)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(924,624,509)	(986,258,750)	92,574,411	84,202,522

NET ASSETS
Total increase (decrease) in net assets	(373,743,831)	(1,169,006,207)	219,591,468	130,033,228
Beginning of year	4,248,258,313	5,417,264,520	541,607,739	411,574,511

End of year	$3,874,514,482	$4,248,258,313	$761,199,207	$541,607,739

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Changes in Net Assets (continued)

	iShares MSCI Global Min Vol Factor ETF

	Year Ended 08/31/21	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$110,335,290	$129,737,723
Net realized gain (loss)	425,892,769	(44,750,669)
Net change in unrealized appreciation (depreciation)	291,860,683	81,403,690

Net increase in net assets resulting from operations	828,088,742	166,390,744

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(97,299,099)	(142,389,395)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,349,346,257)	625,095,917

NET ASSETS
Total increase (decrease) in net assets	(618,556,614)	649,097,266
Beginning of year	5,924,817,733	5,275,720,467

End of year	$5,306,261,119	$5,924,817,733

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares ESG Aware MSCI EM ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/21	08/31/20	08/31/19	08/31/18 (a)	08/31/17 (a)

Net asset value, beginning of year	$35.93	$32.03	$33.65	$34.58	$28.23

Net investment income(b)	0.75	0.89	0.91	0.94	0.85
Net realized and unrealized gain (loss)(c)	7.23	3.89	(1.85)	(1.17)	5.81

Net increase (decrease) from investment operations	7.98	4.78	(0.94)	(0.23)	6.66

Distributions(d)
From net investment income	(0.56)	(0.88)	(0.68)	(0.70)	(0.31)

Total distributions	(0.56)	(0.88)	(0.68)	(0.70)	(0.31)

Net asset value, end of year	$43.35	$35.93	$32.03	$33.65	$34.58

Total Return(e)
Based on net asset value	22.30%	15.11%	(2.76)%	(0.72)%	23.75%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25%	0.42%

Net investment income	1.76%	2.75%	2.76%	2.63%	2.73%

Supplemental Data
Net assets, end of year (000)	$7,105,443	$3,654,480	$672,543	$329,753	$96,812

Portfolio turnover rate(f)	41%	46%	34%	45%	29%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on May 24, 2018.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets ex China ETF

					Period From
	Year Ended	Year Ended	Year Ended	Year Ended	07/18/17	(a)
	08/31/21	08/31/20	08/31/19	08/31/18	to 08/31/17

Net asset value, beginning of period	$46.00	$46.25	$49.59	$51.14	$50.22

Net investment income(b)	1.58	1.46	1.62	1.10	0.13
Net realized and unrealized gain (loss)(c)	16.09	(0.05)	(3.83)	(1.80)	0.79

Net increase (decrease) from investment operations	17.67	1.41	(2.21)	(0.70)	0.92

Distributions(d)
From net investment income	(0.85)	(1.66)	(1.13)	(0.85)	—

Total distributions	(0.85)	(1.66)	(1.13)	(0.85)	—

Net asset value, end of period	$62.82	$46.00	$46.25	$49.59	$51.14

Total Return(e)
Based on net asset value	38.66%	2.87%	(4.42)%	(1.41)%	1.83	%(f)

Ratios to Average Net Assets
Total expenses(g)	0.25%	0.36%	0.49%	0.49%	0.49	%(h)

Total expenses after fees waived(g)	0.22%	0.16%	0.26%	0.41%	0.41	%(h)

Net investment income	2.65%	3.24%	3.38%	2.09%	2.07	%(h)

Supplemental Data
Net assets, end of period (000)	$1,281,467	$73,606	$27,748	$9,919	$10,227

Portfolio turnover rate(i)(j)	51%	18%	10%	9%	0	%(f)(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)

The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested (“acquired fund fees and expenses”). This ratio does not include these acquired fund fees and expenses.

(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(k)	Rounds to less than 1%.

See notes to financial statements.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Min Vol Factor ETF (Consolidated)

	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
	08/31/21		08/31/20	08/31/19		08/31/18	08/31/17

Net asset value, beginning of year	$55.97		$56.84	$59.22		$58.01	$53.40

Net investment income(a)	1.32	(b)	1.42	1.57		1.49	1.28
Net realized and unrealized gain (loss)(c)	8.12		(0.82)	(2.46)		1.23	4.48

Net increase (decrease) from investment operations	9.44		0.60	(0.89)		2.72	5.76

Distributions(d)
From net investment income	(1.47)		(1.47)	(1.49)		(1.51)	(1.15)

Total distributions	(1.47)		(1.47)	(1.49)		(1.51)	(1.15)

Net asset value, end of year	$63.94		$55.97	$56.84		$59.22	$58.01

Total Return(e)
Based on net asset value	17.04	%(b)	1.07%	(1.44	)%(f)	4.70%	11.11%

Ratios to Average Net Assets
Total expenses	0.69%		0.70%	0.68%		0.67%	0.69%

Total expenses after fees waived	0.25%		0.25%	0.25%		0.25%	0.25%

Total expenses excluding professional fees for foreign withholding tax claims	0.69%		N/A	N/A		N/A	N/A

Net investment income	2.15	%(b)	2.59%	2.71%		2.47%	2.40%

Supplemental Data
Net assets, end of year (000)	$3,874,514		$4,248,258	$5,417,265		$4,666,697	$4,037,428

Portfolio turnover rate(g)	38%		23%	24%		22%	23%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2021:
•	Net investment income per share by $0.01.
•	Total return by 0.02%.
•	Ratio of net investment income to average net assets by 0.01%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Multifactor ETF

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	08/31/21	08/31/20	08/31/19	08/31/18		08/31/17

Net asset value, beginning of year	$44.03	$40.35	$44.78	$46.04		$37.46

Net investment income(a)	1.23	1.11	1.47	1.39		0.91
Net realized and unrealized gain (loss)(b)	9.24	3.73	(4.72)	(1.63)		8.53

Net increase (decrease) from investment operations	10.47	4.84	(3.25)	(0.24)		9.44

Distributions(c)
From net investment income	(0.89)	(1.16)	(1.18)	(1.02)		(0.86)

Total distributions	(0.89)	(1.16)	(1.18)	(1.02)		(0.86)

Net asset value, end of year	$53.61	$44.03	$40.35	$44.78		$46.04

Total Return(d)
Based on net asset value	23.97%	12.17%	(7.16)%	(0.65)%		25.80%

Ratios to Average Net Assets
Total expenses	0.45%	0.45%	0.45%	0.45	%(e)	0.50	%(e)

Total expenses after fees waived	0.45%	0.45%	0.45%	0.42	%(e)	0.42	%(e)

Net investment income	2.44%	2.71%	3.55%	2.87%		2.24%

Supplemental Data
Net assets, end of year (000)	$761,199	$541,608	$411,575	$291,071		$82,873

Portfolio turnover rate(f)	49%	45%	53%	39	%(g)	36	%(g)

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)

The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested (“acquired fund fees and expenses”). This ratio does not include these acquired fund fees and expenses.

(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Min Vol Factor ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/21	08/31/20	08/31/19	08/31/18	08/31/17

Net asset value, beginning of year	$93.16	$93.54	$87.04	$81.13	$75.82

Net investment income(a)	1.97	2.13	2.16	1.82	1.84
Net realized and unrealized gain (loss)(b)	13.38	(0.18)	6.36	5.85	5.40

Net increase from investment operations	15.35	1.95	8.52	7.67	7.24

Distributions(c)
From net investment income	(1.74)	(2.33)	(2.02)	(1.76)	(1.93)

Total distributions	(1.74)	(2.33)	(2.02)	(1.76)	(1.93)

Net asset value, end of year	$106.77	$93.16	$93.54	$87.04	$81.13

Total Return(d)
Based on net asset value	16.63%	2.13%	9.99%	9.56%	9.75%

Ratios to Average Net Assets
Total expenses	0.32%	0.32%	0.32%	0.31%	0.32%

Total expenses after fees waived	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	2.00%	2.33%	2.45%	2.17%	2.40%

Supplemental Data
Net assets, end of year (000)	$5,306,261	$5,924,818	$5,275,720	$3,342,400	$3,675,374

Portfolio turnover rate(e)	25%	22%	21%	23%	24%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

ESG Aware MSCI EM	Diversified
MSCI Emerging Markets ex China	Diversified
MSCI Emerging Markets Min Vol Factor	Diversified
MSCI Emerging Markets Multifactor	Diversified
MSCI Global Min Vol Factor	Diversified

Basis of Consolidation: The accompanying consolidated financial statements for the iShares MSCI Emerging Markets Min Vol Factor ETF includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (the “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The net assets of the Subsidiary as of period end were $1,065, which is less than 0.1% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated.

Effective June 15, 2021, MSCI Emerging Markets Min Vol Factor no longer invests in the Subsidiary. MSCI Emerging Markets Min Vol Factor transferred substantially all of the assets of MSCI Emerging Markets Min Vol Factor’s wholly owned Mauritius Subsidiary to MSCI Emerging Markets Min Vol Factor through on-exchange transactions in India. MSCI Emerging Markets Min Vol Factor recognized a net realized gain of $220,328,652 as a result of this transaction. After the transfer, MSCI Emerging Markets Min Vol Factor began making new investments in India directly.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The iShares MSCI Emerging Markets Min Vol Factor ETF has conducted its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius, have the place of effective management outside of India, and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, the Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the Financial Services Commission (the “FSC”), the Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against the Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by the Subsidiary and are disclosed in its Consolidated Statements of Operations. Any dividends paid by the Subsidiary to its Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. There can be no assurance, however, that the DTAA will remain in effect during the Subsidiary’s existence or that it will continue to enjoy its benefits on the shares acquired prior to April 1, 2017.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price

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Notes to Financial Statements  (continued)

is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount

ESG Aware MSCI EM
BNP Paribas SA	$6,042,805	$5,719,535	$—	$(323,270	)(b)
Citigroup Global Markets, Inc.	1,946,879	1,946,879	—	—
Credit Suisse AG	1,994,206	1,960,479	—	(33,727	)(b)
Credit Suisse Securities (USA) LLC	29,317	29,317	—	—
HSBC Bank PLC	11,434,262	11,434,262	—	—
J.P. Morgan Securities LLC	8,032,317	8,032,317	—	—
Morgan Stanley	3,088,789	3,088,789	—	—
Nomura Securities International, Inc.	981,276	981,276	—	—
SG AMERICAS Securities LLC	5,732,982	5,732,982	—	—
UBS AG	631,853	631,853	—	—

	$39,914,686	$39,557,689	$—	$(356,997)

MSCI Emerging Markets ex China
BofA Securities, Inc.	$164,734	$164,734	$—	$—
Credit Suisse Securities (USA) LLC	438,962	438,962	—	—
J.P. Morgan Securities LLC	1,207,775	1,207,775	—	—
Morgan Stanley	2,762,826	2,762,826	—	—
SG AMERICAS Securities LLC	366,049	366,049	—	—
UBS AG	3,096	3,096	—	—

	$4,943,442	$4,943,442	$—	$—

MSCI Emerging Markets Min Vol Factor
BofA Securities, Inc.	$218,894	$218,894	$—	$—
Citigroup Global Markets, Inc.	6,159	6,159	—	—
Credit Suisse Securities (USA) LLC	420,703	420,703	—	—
Goldman Sachs & Co. LLC	1,147,310	1,147,310	—	—
J.P. Morgan Securities LLC	665,916	665,916	—	—
Macquarie Bank Ltd.	282,845	282,845	—	—
Morgan Stanley	12,206,643	12,206,643	—	—
SG AMERICAS Securities LLC	7,072	7,001	—	(71	)(b)

	$14,955,542	$14,955,471	$—	$(71)

MSCI Emerging Markets Multifactor
Citigroup Global Markets, Inc.	$627,923	$627,923	$—	$—
HSBC Bank PLC	88,423	88,423	—	—
J.P. Morgan Securities LLC	1,991,440	1,991,440	—	—
Macquarie Bank Ltd.	12,309	12,309	—	—
SG AMERICAS Securities LLC	4,844,165	4,844,165	—	—
State Street Bank & Trust Co.	91,371	91,371	—	—
UBS AG	531,149	531,149	—	—

	$8,186,780	$8,186,780	$—	$—

MSCI Global Min Vol Factor
BNP Paribas SA	$249,447	$249,447	$—	$—
Citigroup Global Markets, Inc.	4,311,884	4,311,884	—	—
Deutsche Bank Securities, Inc.	17,938	17,938	—	—
J.P. Morgan Securities LLC	474,479	474,479	—	—
Morgan Stanley	214,120	214,120	—	—
State Street Bank & Trust Co.	3,058,648	3,058,648	—	—

	$8,326,516	$8,326,516	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of August 31, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the

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Notes to Financial Statements  (continued)

value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk) .

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

ESG Aware MSCI EM	0.25%
MSCI Emerging Markets ex China	0.25
MSCI Emerging Markets Multifactor	0.45

For its investment advisory services to the iShares MSCI Emerging Markets Min Vol Factor ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $14 billion	0.75%
Over $14 billion, up to and including $28 billion	0.68
Over $28 billion, up to and including $42 billion	0.61
Over $42 billion, up to and including $56 billion	0.54
Over $56 billion, up to and including $70 billion	0.47
Over $70 billion, up to and including $84 billion	0.41
Over $84 billion	0.35

For its investment advisory services to the iShares MSCI Global Min Vol Factor ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $30 billion	0.350%
Over $30 billion, up to and including $60 billion	0.320
Over $60 billion, up to and including $90 billion	0.280
Over $90 billion, up to and including $120 billion	0.252
Over $120 billion, up to and including $150 billion	0.227
Over $150 billion	0.204

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and any other fund expenses are a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

For each of the iShares MSCI Emerging Markets Min Vol Factor and iShares MSCI Global Min Vol Factor ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through December 31, 2023 in order to limit each Fund’s total annual operating expenses after fee waiver to 0.25% and 0.20%, respectively, of average daily net assets.

For each of the iShares MSCI Emerging Markets ex China and iShares MSCI Emerging Markets Multifactor ETFs, BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through December 31, 2022 and December 31, 2026, respectively, in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended August 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived

MSCI Emerging Markets ex China	$ 136,191
MSCI Emerging Markets Min Vol Factor	17,810,251
MSCI Global Min Vol Factor	6,508,787

BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). BFA had elected to implement a voluntary fee waiver in order to limit the iShares MSCI Emerging Markets ex China ETF’s total annual operating expenses after fee waivers to 0.24%. The voluntary waiver was discontinued after December 31, 2020.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended August 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived

MSCI Emerging Markets ex China	$ 747

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended August 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

ESG Aware MSCI EM	$460,665
MSCI Emerging Markets ex China	21,974
MSCI Emerging Markets Min Vol Factor	246,690
MSCI Emerging Markets Multifactor	26,852
MSCI Global Min Vol Factor	57,027

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

ESG Aware MSCI EM	$ 119,827,473	$ 151,121,653	$(23,694,520)
MSCI Emerging Markets ex China	6,441,257	11,313,304	(991,453)
MSCI Emerging Markets Min Vol Factor	128,560,265	16,068,245	2,505,225
MSCI Emerging Markets Multifactor	41,364,718	27,578,384	(485,182)
MSCI Global Min Vol Factor	287,821,438	99,488,730	(3,741,077)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

ESG Aware MSCI EM	$ 4,487,217,656	$2,550,714,003
MSCI Emerging Markets ex China	1,070,532,760	232,898,410
MSCI Emerging Markets Min Vol Factor	1,533,593,977	2,183,215,750
MSCI Emerging Markets Multifactor	406,990,677	327,206,877
MSCI Global Min Vol Factor	1,383,089,580	1,556,049,976

For the year ended August 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

ESG Aware MSCI EM	$ 818,840,007	$242,786,378
MSCI Emerging Markets ex China	289,566,662	—
MSCI Emerging Markets Min Vol Factor	5,413,043	321,155,333
MSCI Emerging Markets Multifactor	18,861,800	4,473,021
MSCI Global Min Vol Factor	32,659,643	1,183,860,542

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

ESG Aware MSCI EM	$ 68,104,886	$(68,104,886)
MSCI Emerging Markets Min Vol Factor	55,745,200	(55,745,200)
MSCI Emerging Markets Multifactor	1,093,121	(1,093,121)
MSCI Global Min Vol Factor	337,752,891	(337,752,891)

The tax character of distributions was as follows:

iShares ETF	Year Ended 08/31/21	Year Ended 08/31/20

ESG Aware MSCI EM Ordinary income	$85,824,734	$ 36,825,677

MSCI Emerging Markets ex China Ordinary income	$ 4,756,653	$ 1,107,668

MSCI Emerging Markets Min Vol Factor Ordinary income	$97,556,628	$ 130,476,146

MSCI Emerging Markets Multifactor Ordinary income	$12,014,914	$ 12,464,595

MSCI Global Min Vol Factor Ordinary income	$97,299,099	$ 142,389,395

As of August 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

ESG Aware MSCI EM	$ 47,177,112	$ (96,635,574)	$ 1,207,025,485	$1,157,567,023
MSCI Emerging Markets ex China	7,090,052	(11,629,292)	83,918,730	79,379,490
MSCI Emerging Markets Min Vol Factor	13,703,818	(871,741,410)	856,815,758	(1,221,834)
MSCI Emerging Markets Multifactor	8,667,746	(62,842,118)	161,090,645	106,916,273
MSCI Global Min Vol Factor	25,614,161	(235,562,633)	1,103,271,296	893,322,824

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, timing and recognition of partnership income, characterization of corporate actions, the timing and recognition of realized gains/losses for tax purposes and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

For the year ended August 31, 2021, the Funds utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

ESG Aware MSCI EM	$21,541,120
MSCI Emerging Markets Min Vol Factor	67,668,320
MSCI Emerging Markets Multifactor	5,749,989
MSCI Global Min Vol Factor	72,502,040

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (continued)

As of August 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

ESG Aware MSCI EM	$5,917,275,137	$ 1,582,826,379	$ (350,353,800)	$1,232,472,579
MSCI Emerging Markets ex China	1,193,599,488	106,281,246	(18,623,933)	87,657,313
MSCI Emerging Markets Min Vol Factor	3,019,256,224	1,096,582,654	(231,891,918)	864,690,736
MSCI Emerging Markets Multifactor	606,770,613	206,497,508	(41,063,716)	165,433,792
MSCI Global Min Vol Factor	4,192,362,943	1,285,435,989	(176,798,957)	1,108,637,032

9.	LINE OF CREDIT

The Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Funds, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

Effective August 13, 2021, the Funds, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

For the year ended August 31, 2021, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Credit Agreement and Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

ESG Aware MSCI EM	$38,705,000	$1,794,293	1.12%
MSCI Emerging Markets ex China	37,024,969	617,147	1.11
MSCI Emerging Markets Min Vol Factor	266,000,000	10,191,112	0.55
MSCI Emerging Markets Multifactor	31,050,000	892,740	0.77
MSCI Global Min Vol Factor	35,000,000	671,233	1.09

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

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Notes to Financial Statements  (continued)

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements  (continued)

trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/21		Year Ended 08/31/20

iShares ETF	Shares	Amount	Shares	Amount

ESG Aware MSCI EM
Shares sold	76,700,000	$3,110,611,419	93,500,000	$3,029,376,010
Shares redeemed	(14,500,000)	(612,573,218)	(12,800,000)	(412,961,340)

Net increase	62,200,000	$2,498,038,201	80,700,000	$2,616,414,670

MSCI Emerging Markets ex China
Shares sold	18,800,000	$1,130,275,959	1,100,000	$47,047,530
Shares redeemed	—	—	(100,000)	(4,123,556)

Net increase	18,800,000	$1,130,275,959	1,000,000	$42,923,974

MSCI Emerging Markets Min Vol Factor
Shares sold	600,000	$39,620,351	400,000	$28,787,517
Shares redeemed	(15,900,000)	(964,244,860)	(19,800,000)	(1,015,046,267)

Net decrease	(15,300,000)	$(924,624,509)	(19,400,000)	$(986,258,750)

MSCI Emerging Markets Multifactor
Shares sold	2,100,000	$102,725,207	2,400,000	$97,057,223
Shares redeemed	(200,000)	(10,150,796)	(300,000)	(12,854,701)

Net increase	1,900,000	$92,574,411	2,100,000	$84,202,522

MSCI Global Min Vol Factor
Shares sold	500,000	$52,148,364	12,600,000	$1,142,022,589
Shares redeemed	(14,400,000)	(1,401,494,621)	(5,400,000)	(516,926,672)

Net increase (decrease)	(13,900,000)	$(1,349,346,257)	7,200,000	$625,095,917

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

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Notes to Financial Statements  (continued)

12.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which iShares MSCI Emerging Markets Min Vol Factor ETF is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and Shareholders of iShares ESG Aware MSCI EM ETF,

iShares MSCI Emerging Markets ex China ETF, iShares MSCI Emerging Markets Min Vol Factor

ETF, iShares MSCI Emerging Markets Multifactor ETF and iShares MSCI Global Min Vol Factor

ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares ESG Aware MSCI EM ETF, iShares MSCI Emerging Markets ex China ETF, iShares MSCI Emerging Markets Min Vol Factor ETF, iShares MSCI Emerging Markets Multifactor ETF and iShares MSCI Global Min Vol Factor ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended August 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

ESG Aware MSCI EM	0.11%
MSCI Emerging Markets ex China	0.13%
MSCI Emerging Markets Min Vol Factor	0.38%
MSCI Emerging Markets Multifactor	0.63%
MSCI Global Min Vol Factor	49.20%

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2021:

iShares ETF	Qualified Dividend Income

ESG Aware MSCI EM	$ 82,577,489
MSCI Emerging Markets ex China	5,520,633
MSCI Emerging Markets Min Vol Factor	49,876,757
MSCI Emerging Markets Multifactor	11,828,108
MSCI Global Min Vol Factor	105,597,773

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended August 31, 2021:

iShares ETF	Qualified Business Income

MSCI Global Min Vol Factor	$1,202,221

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended August 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

ESG Aware MSCI EM	$ 145,310,711	$ 22,848,074
MSCI Emerging Markets ex China	14,220,515	1,824,476
MSCI Emerging Markets Min Vol Factor	109,316,855	36,870,557
MSCI Emerging Markets Multifactor	22,171,425	3,686,264

I M P O R T A N T T A X I N F O R M A T I O N	71

Board Review and Approval of Investment Advisory Contract

iShares ESG Aware MSCI EM ETF, iShares MSCI Emerging Markets ex China ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

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Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Emerging Markets Min Vol Factor ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s

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service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Emerging Markets Multifactor ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to

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evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares MSCI Global Min Vol Factor ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Company and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	77

Board Review and Approval of Investment Advisory Contract  (continued)

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and

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Board Review and Approval of Investment Advisory Contract  (continued)

the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	79

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

ESG Aware MSCI EM	$0.564531	$—	$—	$0.564531	100%	—%	—%	100%
MSCI Emerging Markets ex China	0.853684	—	—	0.853684	100	—	—	100
MSCI Emerging Markets Min Vol Factor	1.466106	—	—	1.466106	100	—	—	100
MSCI Emerging Markets Multifactor	0.887046	—	—	0.887046	100	—	—	100
MSCI Global Min Vol Factor(a)	1.712797	—	0.028741	1.741538	98	—	2	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI Emerging Markets Min Vol Factor ETF ( the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

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Supplemental Information (unaudited) (continued)

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020 is USD 324.01 thousand. This figure is comprised of fixed remuneration of USD 150.88 thousand and variable remuneration of USD 173.13 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 52.78 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 4.26 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	81

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of August 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (64)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares Trust (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)  Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

(b)  Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (72)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (66)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	83

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	85

Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-816-0821

(b) Not Applicable

Item 2 –	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3 –	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4 –	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the forty-eight series of the registrant for which the fiscal year-end is August 31, 2021 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $755,600 for the fiscal year ended August 31, 2020 and $755,600 for the fiscal year ended August 31, 2021.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2020 and August 31, 2021 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $181,488 for the fiscal year ended August 31, 2020 and $465,600 for the fiscal year ended August 31, 2021. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended August 31, 2020 and August 31, 2021 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended August 31, 2021 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $181,488 for the fiscal year ended August 31, 2020 and $465,600 for the fiscal year ended August 31, 2021.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan.

(b) Not applicable.

Item 6 –	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10 –	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11 –	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13 –	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a)  (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: November 03, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date:November 03, 2021

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: November 03, 2021